UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SILVERBOX ENGAGED MERGER CORP I

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
SILVERBOX ENGAGED MERGER CORP I
(A DELAWARE CORPORATION)
PROSPECTUS FOR
40,725,250 SHARES OF CLASS A COMMON STOCK
17,766,667 WARRANTS TO PURCHASE SHARES OF CLASS A COMMON STOCK AND
17,766,667 SHARES OF CLASS A COMMON STOCK UNDERLYING WARRANTS
OF BRC INC.
(A DELAWARE CORPORATION, WHICH WILL BE CONVERTED INTO A DELAWARE PUBLIC
BENEFIT CORPORATION UPON CONSUMMATION OF THE BUSINESS COMBINATION AS
DESCRIBED HEREIN)

Dear SilverBox Engaged Merger Corp I Stockholders:
On November 2, 2021, SilverBox Engaged Merger Corp I, a Delaware corporation (“SilverBox, “we,” “our” or “us”), BRC Inc., a Delaware corporation and wholly owned subsidiary of SilverBox (“PubCo”), SBEA Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (“Merger Sub 1”), BRCC Blocker Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of SilverBox (“Merger Sub 2,” and together with Merger Sub 1, “Merger Subs”), Authentic Brands LLC, a Delaware limited liability company (“Authentic Brands”) and the parent company of Black Rifle Coffee Company LLC, a Delaware limited liability company (“BRCC”), and Grand Opal Investment Holdings, Inc., a Delaware corporation and holder of equity interests in Authentic Brands (“Blocker”), entered into a business combination agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”), pursuant to which SilverBox agreed to combine with Authentic Brands in a series of transactions that will result in PubCo becoming a publicly-traded company on the New York Stock Exchange (“NYSE”) and controlling Authentic Brands in an “Up-C” structure (collectively, the “Business Combination”).
Pursuant to the Business Combination, among other things:
(i)
SilverBox will merge with and into Merger Sub 1, with Merger Sub 1 surviving the SilverBox Merger as a direct wholly owned subsidiary of PubCo, and (x) each share of SilverBox’s Class A common stock, par value $0.0001 per share (“SilverBox Class A Common Stock”), and Class C common stock, par value $0.0001 per share (“SilverBox Class C Common Stock”), outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo’s Class A common stock, par value $0.0001 per share (“PubCo Class A Common Stock”), or an aggregate of 34,500,000 shares of PubCo Class A Common Stock with an aggregate value of $345,000,000 (at a deemed value of $10.00 per share and assuming no redemptions of SilverBox Class A Common Stock), (y) each share of SilverBox’s Class B common stock, par value $0.0001 per share (“SilverBox Class B Common Stock,” and, collectively with the SilverBox Class A Common Stock, the “SilverBox Common Stock”), outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, or an aggregate of 5,792,500 shares of PubCo Class A Common Stock with an aggregate value of $57,925,000 (at a deemed value of $10.00 per share and assuming no redemptions of SilverBox Class A Common Stock and giving effect to the forfeiture and donation of shares), and PubCo’s Class C common stock, par value $0.0001 per share (“PubCo Class C Common Stock”), or an aggregate of 1,241,250 shares of PubCo Class C Common Stock with an aggregate value of $12,412,500 (at a deemed value of $10.00 per share), which PubCo Class C Common Stock will have no voting rights and will be restricted and convertible automatically into shares of PubCo Class A Common Stock upon the occurrence of certain events, and (z) each warrant of SilverBox outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one warrant of PubCo (the “PubCo Warrants”), with PubCo assuming SilverBox’s obligations under the existing warrant agreement;

(ii)
immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of Merger Sub 1 and an indirect wholly owned subsidiary of PubCo and the aggregate shares of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of (1) shares of PubCo Class A Common Stock, or an aggregate of 967,559 shares of PubCo Class A Common stock with an aggregate value of $9,675,590 (at a deemed value of $10.00 per share), (2) shares of PubCo Class C Common Stock, or an aggregate of 148,199 shares of PubCo Class C Common Stock with an aggregate value of $1,481,990 (at a deemed value of $10.00 per share), and (3) cash; and

(iii)
PubCo will issue to certain existing members of Authentic Brands (the “Continuing Unitholders”) shares of PubCo’s Class B common stock, par value $0.0001 per share (“PubCo Class B Common Stock”), or an aggregate of 129,608,491 shares of PubCo Class B Common Stock with an aggregate value of $1,296,084,910 (at a deemed value of $10.00 per share), which PubCo Class B Common Stock will have no economic rights but will entitle the holders thereof to vote on all matters on which stockholders of PubCo are entitled to vote generally, equal to the number of Company Common Units held by such members in Authentic Brands. The PubCo Class B Common Stock to be issued to the Continuing Unitholders is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon the exemption provided by Rule 506(b) of Regulation D promulgated under the Securities Act.

As a result of the Business Combination, among other things:
(1)
PubCo will hold limited liability company interests in Authentic Brands (Company Units) and will be the managing member of Authentic Brands; and

(2)
the Continuing Unitholders will hold (i) non-voting Company Units (Company Common Units) that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock or cash (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) restricted Company Units that will be subject to vesting, forfeiture and certain other conditions as specified in the limited liability company agreement of Authentic Brands (“Company Restricted Units”), and (iii) a number of shares of PubCo Class B Common Stock corresponding to the number of Company Common Units held.

Concurrently with the completion of the Business Combination, PubCo will enter into the Tax Receivable Agreement, pursuant to which PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. The Tax Receivable Agreement confers significant economic benefits to the Continuing Unitholders as payments to the Continuing Unitholders may be substantial. Further, any such payments will reduce cash that would otherwise have been available to PubCo for other uses, some of which could benefit the PubCo stockholders. For more information on the Tax Receivable Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Tax Receivable Agreement.”
Following consummation of the Business Combination, pursuant to the Investor Rights Agreement (as defined below), Evan Hafer, BRCC’s Founder, will beneficially own approximately 58.3% of the combined voting power of PubCo’s Class A Common Stock and Class B Common Stock, assuming no redemptions by SilverBox’s Public Stockholders. As a result, PubCo will be a “controlled company” as defined in the corporate governance rules of the NYSE.
Concurrently with the execution of the Business Combination Agreement, SilverBox entered into subscription and backstop agreements with various accredited investors (collectively, the “PIPE Investors”), including affiliates of SilverBox Engaged Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which such investors agreed to purchase (i) an aggregate of 10,000,000 shares of SilverBox Class C Common Stock (which will be issued and purchased prior to the effective time of the SilverBox Merger and will then be converted into the right to receive shares of PubCo Class A Common Stock pursuant to the SilverBox Merger) (each such subscription agreement, a “PIPE Subscription Agreement”)

for an aggregate purchase price of $100,000,000 (the “PIPE Investment”), and (ii) up to an additional 10,000,000 shares of SilverBox Class C Common Stock in the aggregate to the extent redemptions of SilverBox Class A Common Stock exceed $100,000,000. In addition, investment funds and accounts managed by Engaged Capital, LLC (collectively, the “Forward Purchase Investors”), agreed to purchase an aggregate of 10,000,000 shares of SilverBox Class C Common Stock (the “Forward Purchase Investment”) for an aggregate purchase price of $100,000,000 pursuant to an amended and restated forward purchase agreement (the “Forward Purchase Agreement”). The PubCo Class A Common Stock to be issued in exchange for the SilverBox Class C Common Stock is not being registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The PIPE Investors and the Forward Purchase Investors have been granted registration rights with respect to the PubCo Class A Common Stock issued in exchange for their SilverBox Class C Common Stock in the SilverBox Merger.
SilverBox’s equity securities trade on the Nasdaq Capital Market. Each of SilverBox’s units consists of one share of SilverBox Class A Common Stock and one-third of one warrant and trades under the symbol “SBEAU.” The SilverBox Class A Common Stock and public warrants trade under the symbols “SBEA” and “SBEAW,” respectively. Each whole warrant entitles the holder to purchase one share of SilverBox Class A Common Stock at a price of $11.50 per share, subject to adjustment. The units that have not previously been separated at the election of holders will automatically separate into the component securities upon the closing of the Business Combination (the “Closing”) and, as a result, will no longer trade as a separate security. PubCo intends to apply to list the PubCo Class A Common Stock and PubCo Warrants on the NYSE under the symbols “BRCC” and “BRCC WS,” respectively.
SilverBox cordially invites you to attend a special meeting of its stockholders (the “special meeting”) to consider matters related to the proposed Business Combination. SilverBox and Authentic Brands cannot complete the Business Combination unless SilverBox’s stockholders consent to the approval of the Business Combination Agreement and the transactions contemplated thereby. SilverBox is sending you this proxy statement/prospectus to ask you to vote in favor of these and the other matters described in this proxy statement/prospectus in order to obtain stockholder approvals of the proposals necessary to complete the Business Combination, and these proposals are described in this proxy statement/prospectus.
The special meeting will be held on February 3, 2022, at 10:00 a.m., Eastern time, via a virtual meeting. In light of the novel coronavirus (referred to as “COVID-19”) pandemic and to support the well-being of SilverBox’s stockholders and partners, the special meeting will be completely virtual. You may attend the special meeting and vote your shares electronically during the special meeting via live webcast by visiting https://www.cstproxy.com/silverboxengagedi/2022. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. SilverBox recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. Please note that you will not be able to attend the special meeting in person.
After careful consideration, the SilverBox board of directors has unanimously approved the Business Combination Agreement and the other proposals described in this proxy statement/prospectus, and the SilverBox board of directors has determined that it is advisable to consummate the Business Combination. SilverBox’s board of directors recommends that you vote “FOR” the proposals described in this proxy statement/prospectus (including each of the sub-proposals).
SilverBox is providing the accompanying proxy statement/prospectus and proxy card to you in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting.
More information about SilverBox, Authentic Brands and the Business Combination is contained in this proxy statement/prospectus. SilverBox and Authentic Brands urge you to read the accompanying proxy statement/prospectus, including the financial statements and annexes and other documents referred to herein, carefully and in their entirety. In particular, you should carefully consider the matters discussed in the section entitled “Risk Factors” beginning on page 50 of this proxy statement/prospectus.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE SILVERBOX REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO SILVERBOX’S TRANSFER AGENT AT LEAST TWO

BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.
By Order of the Board of Directors
/s/ Joseph E. Reece
Joseph E. Reece
Executive Chairman of the Board
The accompanying proxy statement/prospectus is dated January 13, 2022, and is first being mailed to the stockholders of SilverBox on or about that date.
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, OR PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION.

SilverBox Engaged Merger Corp I
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, Texas 78746
NOTICE OF SPECIAL MEETING
TO BE HELD ON FEBRUARY 3, 2022
TO THE STOCKHOLDERS OF SILVERBOX ENGAGED MERGER CORP I:
NOTICE IS HEREBY GIVEN that a special meeting of SilverBox Engaged Merger Corp I (“SilverBox”), a Delaware corporation, will be held at 10:00 a.m., Eastern time, on February 3, 2022, in a virtual format. You are cordially invited to attend the special meeting, which will be held for the following purposes:
In connection with the Business Combination, you are cordially invited to attend a special meeting (the “special meeting”) of stockholders of SilverBox. At the special meeting, SilverBox stockholders will be asked to consider and vote on:
(1)
Proposal No. 1 — The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of November 2, 2021 (as amended by the First Amendment to Business Combination, dated as of January 4, 2022 and as it may be further amended or restated from time to time, the “Business Combination Agreement”), by and among SilverBox, PubCo, Merger Sub 1, Merger Sub 2, Blocker and Authentic Brands, a copy of which is attached to this proxy statement/prospectus as Annex A. The Business Combination Agreement provides for, among other things, the merger of SilverBox with and into Merger Sub 1, with Merger Sub 1 surviving the merger as a wholly owned subsidiary of PubCo, in accordance with the terms and subject to the conditions of the Business Combination Agreement as more fully described elsewhere in this proxy statement/prospectus (the “Business Combination Proposal”);

(2)
Proposal No. 2 — The Organizational Document Proposals — To consider and vote upon an amendment and restatement of SilverBox’s current Amended and Restated Certificate of Incorporation (the “Existing Charter”), a copy of which is attached to this proxy statement/prospectus as Annex B, and the following material differences between the proposed Amended and Restated Certificate of Incorporation of PubCo, a copy of which is attached to this proxy statement/prospectus as Annex C (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of PubCo, a copy of which is attached to this proxy statement/prospectus as Annex D (the “Proposed Bylaws”), the “Proposed Organizational Documents”) and the Existing Charter and the Amended and Restated Bylaws of SilverBox (the “Existing Organizational Documents”) (such proposals, collectively, the “Organizational Document Proposals”):

(i)
Proposal No. 2A — to approve an amendment and restatement of the Existing Charter providing for the creation of 35,000,000 authorized shares of the SilverBox Class C Common Stock for purposes of the PIPE Investment and the Forward Purchase Investment (we refer to this as “Organizational Documents Proposal A”);

(ii)
Proposal No. 2B — to approve the provision in the Proposed Charter changing the authorized capital stock of 111,000,000 shares, consisting of 100,000,000 shares of Class A Common Stock, par value $0.0001 per share, 10,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 2,802,500,000 shares, consisting of 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share, 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, 1,500,000 shares of Class C Common Stock, par value $0.0001 per shares, which shall be divided into 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share (we refer to this as “Organizational Documents Proposal B”);

(iii)
Proposal No. 2C — to approve the provision in the Proposed Charter pursuant to which: (a) the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to, among other matters: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not be governed by Section 203 of the DGCL and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter; and (b) the affirmative vote of at least 80% of the total voting power of all then outstanding shares of PubCo Common Stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities (we refer to this as “Organizational Documents Proposal C”);

(iv)
Proposal No. 2D — to approve all other changes in connection with the replacement of the Existing Organizational Documents of SilverBox with the Proposed Organizational Documents of PubCo, including, among other things, changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a public benefit corporation having perpetual existence (as provided in the Proposed Charter) (we refer to this as “Organizational Documents Proposal D”); and

(v)
Proposal No. 2E — to provide for a classified board of directors and direct that board vacancies be filled by the majority of directors then in office, unless specified otherwise in the Investor Rights Agreement (as defined below) or the Proposed Bylaws (we refer to this as “Organizational Documents Proposal E”);

(3)
Proposal No. 3 — The Stock Issuance Proposal — To consider and vote upon a proposal to approve and adopt for purposes of complying with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of shares of SilverBox Class C Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements and to the Forward Purchase Investors pursuant to the Amended Forward Purchase Agreement, respectively (collectively, the “Stock Issuance Proposal”);

(4)
Proposal No. 4 — The Omnibus Incentive Plan Proposal — To consider and vote upon a proposal to approve the adoption of the Omnibus Incentive Plan, a copy of which will be attached to this proxy statement/prospectus as Annex G (the “Omnibus Incentive Plan,” and such proposal, the “Omnibus Incentive Plan Proposal”);

(5)
Proposal No. 5 — The Employee Stock Purchase Plan Proposal — To consider and vote upon a proposal to approve the adoption of the Employee Stock Purchase Plan, a copy of which will be attached to this proxy statement/prospectus as Annex H (the “Employee Stock Purchase Plan,” and such proposal, the “Employee Stock Purchase Plan Proposal”); and

(6)
Proposal No. 6 — The Adjournment Proposal — To consider and vote upon a proposal to adjourn the special meeting of SilverBox’s stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote at such special meeting.

We may not consummate the Business Combination unless the Business Combination Proposal, each of the Organizational Document Proposals, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal (together, the “Condition Precedent Proposals”) are approved at the special meeting. Each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.
These items of business are described in the attached proxy statement/prospectus.
Only holders of record of SilverBox Class A Common Stock and SilverBox Class B Common Stock at the close of business on January 3, 2022, are entitled to notice of and to vote and have their votes counted at the special meeting and any adjournment of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.
This proxy statement/prospectus and accompanying proxy card is being provided to SilverBox’s stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournment of the special meeting. Whether or not you plan to attend the special meeting, all of SilverBox’s stockholders are urged to read this proxy statement/prospectus, including the Annexes and the documents referred to herein, carefully and in their entirety. You should also carefully consider the risk factors described in the section entitled “Risk Factors” beginning on page 43 of this proxy statement/prospectus.
After careful consideration, the board of directors of SilverBox has unanimously approved the Business Combination and unanimously recommends that stockholders vote “FOR” adoption of the Business Combination Agreement, and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other proposals presented to SilverBox’s stockholders in this proxy statement/prospectus. When you consider the recommendation of these proposals by the board of directors of SilverBox, you should keep in mind that SilverBox’s directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal —  Interests of SilverBox’s Directors and Officers in the Business Combination” in this proxy statement/prospectus for a further discussion of these considerations.
Pursuant to our Existing Charter, a holder of shares of SilverBox Class A Common Stock originally sold in our initial public offering, including as part of the units issued in our initial public offering (such shares, the “Public Shares”), may request of SilverBox that SilverBox redeem all or a portion of such holder’s SilverBox Class A Common Stock for cash if the Business Combination is consummated. As a holder of SilverBox Class A Common Stock, you will be entitled to receive cash for any such shares to be redeemed only if you:
(i)
(a) hold SilverBox Class A Common Stock, or (b) hold SilverBox Class A Common Stock through units, you elect to separate your units into the underlying SilverBox Class A Common Stock and public warrants prior to exercising your redemption rights with respect to the SilverBox Class A Common Stock;

(ii)
submit a written request to Continental Stock Transfer & Trust Company (“Continental”), SilverBox’s transfer agent, that SilverBox redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your Public Shares to Continental, SilverBox’s transfer agent, physically or electronically through The Depository Trust Company (the “Depository Trust Company”).

Holders must complete the procedures for electing to redeem their SilverBox Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on February 1, 2022 (two business days before the special meeting) in order for their shares to be redeemed.
Holders of units must elect to separate the units into the underlying SilverBox Class A Common Stock and public warrants prior to exercising redemption rights with respect to the SilverBox Class A Common Stock. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying SilverBox Class A Common Stock and public warrants, or if a holder holds units registered in its own name, the holder must contact Continental, SilverBox’s transfer agent, directly and instruct them to do so. Public stockholders may elect to redeem SilverBox Class A Common Stock regardless of if or how they vote with respect to the Business Combination Proposal. If the Business Combination is not consummated, the Public Shares will be returned to the respective holder, broker or bank.
If the Business Combination is consummated, and if a public stockholder properly exercises its right to redeem all or a portion of the SilverBox Class A Common Stock that it holds and timely delivers its shares to Continental, SilverBox’s transfer agent, PubCo will redeem such SilverBox Class A Common Stock for a per-share price, payable in cash, equal to the pro rata portion of the trust account established at the consummation of our initial public offering (the “Trust Account”), calculated as of two business days prior to the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account as of November 1, 2021 of approximately $345 million, the estimated per share redemption price would have been approximately $10.00. If a public stockholder exercises its redemption rights in full, then it will be electing to exchange its SilverBox Class A Common Stock for cash and will no longer own SilverBox Class A Common Stock. The redemption takes place following the Business Combination and, accordingly, it is shares of PubCo Class A Common Stock that will be redeemed promptly after consummation of the Business Combination. See the section entitled “Special Meeting of SilverBox Stockholders — Redemption Rights” in this proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to redeem your Public Shares for cash.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), will be restricted from redeeming its SilverBox Class A Common Stock with respect to more than an aggregate of 15% of the SilverBox Class A Common Stock, without the consent of SilverBox. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the SilverBox Class A Common Stock, then any such shares in excess of that 15% limit would not be redeemed for cash.
Our initial stockholders, including the Sponsor, and our directors and officers have agreed to vote any shares of SilverBox Common Stock owned by them in favor of the Business Combination, including their shares of SilverBox Class B Common Stock and any Public Shares purchased after our initial public offering (including in open market and privately negotiated transactions). As a result, the parties to the Sponsor Letter Agreement (as defined herein) agreed to, among other things, vote at least 8,625,000 shares of SilverBox Class B Common Stock in favor of the Business Combination Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Letter Agreement. As of the record date, our initial stockholders, including the Sponsor, and our directors and officers beneficially own an aggregate of approximately 20% of the outstanding shares of SilverBox Common Stock. Subject to the terms and conditions contemplated by the Sponsor Letter Agreement, the SilverBox Common Stock held by the Sponsor will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of this proxy statement/prospectus, the Sponsor owns approximately 20% of the issued and outstanding SilverBox Common Stock.
The Business Combination Agreement provides that the obligations of Authentic Brands to consummate the Business Combination are conditioned on, among other things, that as of the Closing, the amount of cash available in the trust account, after deducting the amount required to satisfy SilverBox’s obligations to its stockholders (if any) that exercise their redemption rights (but prior to the payment of any (i) deferred underwriting commissions being held in the trust account and (ii) transaction expenses of Authentic Brands and SilverBox, or their affiliates (such amount, the “Trust Amount”)) plus the PIPE Investment Amount, the Backstop Investment, if any, and the Forward Purchase Investment actually received by SilverBox at or prior to the Closing Date, is at least equal to $300.0 million (the “Minimum Available Cash Condition”). The Minimum Available Cash Condition is for the sole benefit of Authentic Brands. If the Trust Amount when added to the PIPE Investment and the Forward Purchase Investment (such aggregate amount, the “Available Cash”) is equal to or greater than the Minimum Available Cash Condition amount, then the Minimum Available Cash Condition will be deemed to have been satisfied. If such condition is not met, and such condition is not or cannot be waived under the terms of the Business Combination Agreement, then the Business Combination Agreement could terminate and the proposed Business Combination may not be consummated. In addition, pursuant to the Organizational Documents, in no event will SilverBox redeem Public Shares in an amount that would cause PubCo’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) to be less than $5,000,001 upon consummation of the Business Combination.
The Business Combination Agreement is also subject to the satisfaction or waiver of certain other closing conditions as described in this proxy statement/prospectus. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement.
The approval of the Organizational Document Proposals (other than Organizational Documents Proposal A) requires the affirmative vote (attending virtually or by proxy) of the holders of a majority of all outstanding shares of SilverBox Common Stock entitled to vote. The approval of Organizational Document

Proposal A will require the affirmative vote of the holders of a majority of the outstanding shares of SilverBox Class A Common Stock on the record date and the affirmative vote of the holders of a majority of the outstanding shares of SilverBox Class B Common Stock on the record date. The Business Combination Proposal and Adjournment Proposal require the affirmative vote of a majority of the shares of SilverBox Common Stock attending virtually or by proxy, entitled to vote. The Stock Issuance Proposal, the Omnibus Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal require the affirmative vote of a majority of the shares of SilverBox Common Stock attending virtually or by proxy, entitled to vote and who vote thereon at the special meeting.
Your vote is very important.   Whether or not you plan to virtually attend the special meeting, please vote as soon as possible by following the instructions in this proxy statement/prospectus to make sure that your shares are represented at the special meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. The transactions contemplated by the Business Combination Agreement will be consummated only if the Condition Precedent Proposals are approved at the special meeting. Each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting virtually, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will not be voted. An abstention or broker non-vote on any proposal will be counted toward the quorum requirement for the special meeting. If you are a stockholder of record and you attend the special meeting and wish to vote virtually, you may withdraw your proxy and vote while attending virtually.
Your attention is directed to the remainder of the proxy statement/prospectus following this notice (including the Annexes and other documents referred to herein) for a more complete description of the proposed Business Combination and related transactions and each of the proposals. You are encouraged to read this proxy statement/prospectus carefully and in its entirety, including the Annexes and other documents referred to herein. If you have any questions or need assistance voting your stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling at (800) 662-5200 or banks and brokers can call collect at (203) 658-9400, or by emailing sbea@investor.morrowsodali.com.
Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors
/s/ Joseph E. Reece
Joseph E. Reece
Executive Chairman of the Board
January 13, 2022
TO EXERCISE REDEMPTION RIGHTS, HOLDERS MUST TENDER THEIR STOCK TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, SILVERBOX’S TRANSFER AGENT, NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR STOCK EITHER BY DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION ENTITLED “SPECIAL MEETING OF SILVERBOX STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

Annexes
You should rely only on the information contained in this proxy statement/prospectus in determining whether to vote in favor of the Business Combination and the other proposals. No one has been authorized to provide you with information that is different from that contained in this proxy statement/prospectus. This proxy statement/prospectus is dated January 13, 2022. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this proxy statement/prospectus to SilverBox stockholders nor the issuance by PubCo of PubCo Class A Common Stock and PubCo Warrants in connection with the Business Combination will create any implication to the contrary.

ii

ABOUT THIS PROXY STATEMENT/PROSPECTUS
This document, which forms part of a registration statement on Form S-4 filed with the SEC, by PubCo (File Nos. 333-260942; 333-260942-01) (the “Registration Statement”), constitutes a prospectus of PubCo under Section 5 of the Securities Act, with respect to the shares of its PubCo Class A Common Stock and PubCo Warrants to be issued if the Business Combination described herein is consummated. This document also constitutes a notice of meeting and a proxy statement/ prospectus under Section 14(a) of the Exchange Act with respect to the special meeting of SilverBox stockholders at which SilverBox stockholders will be asked to consider and vote upon a proposal to approve the Business Combination by the approval and adoption of the Business Combination Agreement, among other matters.

SELECTED DEFINITIONS
Unless otherwise stated in this proxy statement/prospectus or the context otherwise requires, references to:
“Authentic Brands” means Authentic Brands LLC, a Delaware limited liability company and the indirect parent of BRCC, the subsidiary through which Authentic Brands conducts substantially all of its business.
“Backstop Investment” means that certain private placement in the aggregate amount of up to $100.0 million, to be consummated substantially concurrently with the consummation of the Business Combination, pursuant to the PIPE Subscription Agreements with SilverBox, under which, subject to the conditions set forth therein, the PIPE Investors will purchase up to an additional 10.0 million shares of SilverBox Class C Common Stock at a purchase price of $10.00 per share, to the extent redemptions of Public Shares exceed $100.0 million.
“Backstop Shares” means the additional shares of SilverBox Class C Common Stock purchased pursuant to the PIPE Subscription Agreements based on redemptions of Public Shares.
“Blocker” means Grand Opal Investment Holdings, Inc., a Delaware corporation.
“BRCC” means Black Rifle Coffee Company LLC, a Delaware limited liability company.
“BRCC Founder” means Evan Hafer, an individual.
“BRCC Fund” means Authentic Brands’ 501(c)(3) nonprofit organization.
“BRCC Fund Shares” means shares of PubCo Class A Common Stock to be donated to the BRCC Fund.
“Business Combination” means the transactions contemplated by the Business Combination Agreement.
“Business Combination Agreement” means the Business Combination Agreement, dated as of November 2, 2021, by and among SilverBox, PubCo, Merger Sub 1, Merger Sub 2, Authentic Brands and Blocker, as amended by that certain First Amendment to Business Combination Agreement, dated as of January 4, 2022 and as it may further be amended or restated from time to time.
“Business Combination Proposal” means the proposal to approve the adoption of the Business Combination Agreement and the Business Combination.
“C-1 Conversion Event” means a First Tier Vesting Event or Partial Vesting Event applicable to Company Restricted Units in accordance with the LLC Agreement, which shall be treated as a conversion event in respect of the PubCo Series C-1 Common Stock.
“C-2 Conversion Event” a Second Tier Vesting Event or Partial Vesting Event applicable to Company Restricted Units in accordance with the LLC Agreement, which shall be treated as a conversion event in respect of the PubCo Series C-2 Common Stock.
“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), the Families First Coronavirus Response Act of 2020 (H.R. 6201), “Division N - Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.E. 133) contained in the Consolidated Appropriations Act, 2021, H.R. 133, and the American Rescue Plan Act of 2021, together with all rules and regulations and guidance issued by any Governmental Entity with respect thereto (including IRS Notices 2020-18, 2020-22, and 2020-65), or any other Law or executive order or executive memorandum (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19 (in each case, including any comparable provisions of state, local or non-U.S. Law and including any related or similar orders or declarations from any Governmental Entity) and (ii) any extension, amendment, supplement, correction, or revision of, or similar treatment to, items described in the foregoing clause (i).
“Closing Date” means the date on which the Closing occurs.

“Closing” means the consummation of the Business Combination.
“Company Common Units” mean the units of Authentic Brands designated as “Common Units” in the LLC Agreement.
“Company Restricted Units” mean the units of Authentic Brands designated as “Restricted Units” in the LLC Agreement.
“Company Units” means the Company Common Units and Company Restricted Units of Authentic Brands.
“Conversion Date” means, with respect to any Company Restricted Unit, the date on which a Vesting Event occurs for such Company Restricted Unit or such later date as determined pursuant to the LLC Agreement.
“Conversion Event” means, together, a C-1 Conversion Event, C-2 Conversion Event and Full Conversion Event.
“DGCL” means the Delaware General Corporation Law.
“Engaged Capital” means Engaged Capital, LLC, a Delaware limited liability company and member of the Sponsor, and its affiliates.
“Engaged Capital Investors” means the investment funds and accounts managed by Engaged Capital subscribing for Forward Purchase Shares.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“First Tier Vesting Event” means the first day on which the VWAP of the PubCo Class A Common Stock is greater than or equal to $15.00 over any 20 trading days within any 30 trading day period commencing at any time on or after the Closing Date; provided that, the reference to $15.00 shall be decreased by the aggregate per share amount of dividends actually paid in respect of a share of PubCo Class A Common Stock following the effective date of the LLC Agreement.
“Forward Purchase Agreement” means the Amended and Restated Forward Purchase Agreement, dated November 2, 2021, by and among SilverBox, Authentic Brands and Engaged Capital, in its capacity as investment advisor on behalf of the Forward Purchase Investors, pursuant to which the Forward Purchase Investors agree to purchase, and SilverBox agrees to issue and sell, an aggregate of 10.0 million shares of SilverBox Class C Common Stock at a purchase price of $10.00 per share or an aggregate purchase price of $100.0 million.
“Forward Purchase Investment” means that certain private placement in the aggregate amount of $100.0 million, to be consummated substantially concurrently with the consummation of the Business Combination, pursuant to the Forward Purchase Agreement with SilverBox, under which, subject to the conditions set forth therein, investment funds and accounts managed by Engaged Capital (collectively, the “Forward Purchase Investors”) will purchase 10.0 million shares of SilverBox Class C Common Stock at a purchase price of $10.00 per share.
“Forward Purchase Shares” means the shares of SilverBox Class C Common Stock to be issued pursuant to the Forward Purchase Agreement.
“Full Conversion Event” a Full Vesting Event applicable to Company Restricted Units in accordance with the LLC Agreement, which shall be treated as a conversion event in respect of the PubCo Series C-1 Common Stock and the PubCo Series C-2 Common Stock.
“Full Vesting Event” means, with respect to the Company Restricted Units, a change of control transaction or liquidation of Authentic Brands.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IPO” means SilverBox’s initial public offering of Units, which was consummated on March 2, 2021.
“LLC Agreement” means that certain Third Amended and Restated Limited Liability Company Agreement of Authentic Brands, to be dated as of the Closing.
“Merger Sub 1” means SBEA Merger Sub LLC, a Delaware limited liability company.
“Merger Sub 2” means BRCC Blocker Merger Sub LLC, a Delaware limited liability company.
“Net Promoter Score” or “NPS” refers to BRCC’s net promoter score, which is a percentage, expressed as a numerical value up to a maximum value of 100, that BRCC uses to gauge customer satisfaction. Net Promoter Score reflects responses to the following question on a scale of 0 to 10: “How likely are you to recommend BRCC’s to a friend or colleague?” Responses of 9 or 10 are considered “promoters,” responses of 7 or 8 are considered neutral or “passives,” and responses of 6 or less are considered “detractors.” BRCC then subtracts the number of respondents who are detractors from the number of respondents who are promoters and divide that number by the total number of respondents. This methodology of calculating Net Promoter Score reflects responses from customers who purchase products from BRCC and choose to respond to the survey question. Net Promotor Score gives no weight to customers who decline to answer the survey question. BRCC’s NPS is based on a survey conducted in June 2021 and represents a sample of 203 BRCC customers who indicated in the survey that they purchased BRCC coffee within the past month.
“Partial Vesting Event” means (a) with respect to 50% of any Authentic Brands member’s Company Restricted Units held as of the date of a First Tier Vesting Event, the First Tier Vesting Event; provided that, a First Tier Vesting Event shall not occur more than once; or (b) with respect to the remaining 50% of any Authentic Brands member’s Company Restricted Units held as of the date of a First Tier Vesting Event (in each case after giving effect to any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise)), the Second Tier Vesting Event.
“PBC Purpose” means the public benefit purpose of PubCo as set forth in the Proposed Charter, which is to support the underserved active military, veteran and first-responder communities by, among other things (i) hiring and creating meaningful post-military career opportunities for veterans, including by highlighting for other businesses the benefits of hiring veterans, (ii) inspiring veterans to become entrepreneurs through educational programs and donations to relevant charities, (iii) donating cash and in-kind resources to charities that support the unique needs of active military, veterans and first responders, (iv) providing quality products and media relating to these communities and (v) forging an enduring, profitable business.
“PIPE Investment” means that certain private placement in the aggregate amount of $100.0 million, to be consummated substantially concurrently with the consummation of the Business Combination, pursuant to those certain PIPE Subscription Agreements with SilverBox, under which, subject to the conditions set forth therein, the PIPE Investors will purchase 10.0 million shares of SilverBox Class C Common Stock at a purchase price of $10.00 per share.
“PIPE Investors” means the third-party investors who entered into PIPE Subscription Agreements.
“PIPE Shares” means an aggregate of 10.0 million shares of SilverBox Class C Common Stock to be issued to the PIPE Investors pursuant to the PIPE Subscription Agreements.
“PIPE Subscription Agreement” means each agreement pursuant to which the PIPE Investors agreed to purchase, and SilverBox agreed to issue and sell, up to 20.0 million shares of SilverBox Class C Common Stock at a purchase price of $10.00 per share, or an aggregate purchase price of up to $200.0 million.
“Private Placement Warrants” means the warrants to purchase SilverBox Class A Common Stock purchased in a private placement concurrent with the IPO.
“PubCo” means BRC Inc. and its consolidated subsidiaries, immediately upon consummation of the Business Combination.
“PubCo Board” means the board of directors of PubCo.

“PubCo Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of PubCo.
“PubCo Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of PubCo.
“PubCo Class C Common Stock” means, as applicable the shares of Class C non-voting common stock, par value $0.0001 per share, of PubCo, which PubCo Class C Common Stock shall be divided into two series as follows: “750,000 shares of Series C-1 Common Stock, par value $0.0001 per share, of PubCo (“PubCo Series C-1 Common Stock”) and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share, of PubCo (“PubCo Series C-2 Common Stock”).”
“PubCo Common Stock” means the PubCo Class A Common Stock, PubCo Class B Common Stock and PubCo Class C Common Stock.
“PubCo Warrants” means warrants of PubCo each exercisable for one share of PubCo Class A Common Stock.
“Public Shares” means shares of SilverBox Class A Common Stock issued as a component of the Units sold in the IPO (whether such shares were purchased in the IPO or in the secondary market following the IPO).
“Public Stockholders” means the holders of the Public Shares.
“Public Warrants” means the warrants included as a component of the Units sold in the IPO, each of which is exercisable for one share of SilverBox Class A Common Stock, in accordance with its terms.
“SEC” means the U.S. Securities and Exchange Commission.
“Second Tier Vesting Event” means the first day on which the VWAP of the PubCo Class A Common Stock is greater than or equal to $20.00 over any 20 trading days within any 30 trading day period commencing at any time on or after the Closing Date; provided that, the reference to $20.00 shall be decreased by the aggregate per share amount of dividends actually paid in respect of a share of PubCo Class A Common Stock following the effective date of the LLC Agreement.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“SilverBox,” “we,” “us” and “our” means SilverBox Engaged Merger Corp I, a Delaware corporation, prior to the consummation of the Business Combination.
“SilverBox Capital” means SilverBox Capital LLC.
“SilverBox Class A Common Stock” means SilverBox’s Class A Common Stock, par value $0.0001 per share.
“SilverBox Class B Common Stock” or “Sponsor Shares” means shares of SilverBox Class B Common Stock, par value $0.0001 per share, which are automatically convertible into shares of our SilverBox Class A Common Stock at the time of an initial business combination.
“SilverBox Class C Common Stock” means SilverBox’s Class C Common Stock, par value $0.0001 per share.
“SilverBox Common Stock” means, collectively, the SilverBox Class A Common Stock and the SilverBox Class B Common Stock.
“SilverBox Parties” means, collectively, SilverBox, PubCo, Merger Sub 1 and Merger Sub 2.
“SilverBox Units” and “Units” are to the units of SilverBox, each unit representing one share of SilverBox Class A Common Stock and one-third of one redeemable warrant to acquire one share of SilverBox Class A Common Stock, that were offered and sold in the SilverBox IPO (less the number of units that have been separated into the underlying Public Shares and underlying Public Warrants upon the request of the holder thereof).

“Sponsor” means SilverBox Engaged Sponsor LLC, a Delaware limited liability company.
“Sponsor Letter Agreement” means that certain Sponsor Letter Agreement, dated as of November 2, 2021, by and among the Sponsor, PubCo and Authentic Brands.
“Stockholder Proposals” means, individually or collectively as the context requires, the Business Combination Proposal, the Organizational Document Proposals, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and/or the Adjournment Proposal.
“Tax Receivable Agreement” means that certain tax receivables agreement, to be dated the Closing Date, between Authentic Brands, PubCo and the Agent (as defined the Tax Receivable Agreement), pursuant to which, among other things, PubCo will pay to certain parties thereto 85% of certain tax savings, if any, that PubCo realizes.
“Trust Account” means the trust account that holds a portion of the proceeds from the IPO and the sale of the Private Placement Warrants and that is maintained by Continental as trustee.
“Vesting Event” means a Partial Vesting Event or a Full Vesting Event.
“VWAP” means volume-weighted average price.

MARKET INDUSTRY AND DATA
Information contained in this proxy statement/prospectus concerning the market and the industry in which BRCC competes, including its market position, general expectations of market opportunity and market size, is based on information from various third-party sources, on assumptions made by Authentic Brands based on such sources and Authentic Brands’ knowledge of the markets for its services and solutions. Any estimates provided herein involve numerous assumptions and limitations, and you are cautioned not to give undue weight to such information. Third-party sources generally state that the information contained in such source has been obtained from sources believed to be reliable; however, neither Authentic Brands nor SilverBox has verified the accuracy or completeness of third-party data. The industry in which BRCC operates is subject to a high degree of uncertainty and risk. As a result, the estimates and market and industry information provided in this proxy statement/prospectus are subject to change based on various factors, including those described in the section entitled “Risk Factors” and elsewhere in this proxy statement/prospectus.

QUESTIONS AND ANSWERS
The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to SilverBox stockholders. Stockholders are urged to read this entire proxy statement/prospectus, including the Annexes and the other documents referred to herein, the proposed Business Combination and the voting procedures for the special meeting.
Q.
Why am I receiving this proxy statement/prospectus?

A.
SilverBox has entered into the Business Combination Agreement, dated as of November 2, 2021 (as amended by the First Amendment to Business Combination, dated as of January 4, 2022 and as may be further amended from time to time, the “Business Combination Agreement”), by and among SilverBox, PubCo, Merger Sub 1, Merger Sub 2, Blocker and Authentic Brands, pursuant to which (i) SilverBox will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving company and wholly owned subsidiary of PubCo, (ii) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker as the surviving company and wholly owned subsidiary of Merger Sub 1, (iii) Authentic Brands will issue a number of Company Units to PubCo in exchange for a combination of shares of PubCo Class B Common Stock and cash, and PubCo will become the managing member of Authentic Brands, and (iv) following the SilverBox Merger and the Blocker Merger, the successor to SilverBox and Authentic Brands will become wholly owned subsidiaries of PubCo. A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A, and SilverBox encourages its stockholders to read it in its entirety. SilverBox’s stockholders are being asked to consider and vote upon the Business Combination Proposal to approve and adopt the Business Combination Agreement, among other Stockholder Proposals. See the section titled “Proposal No.1 — The Business Combination Proposal.”

The SilverBox Units, SilverBox Class A Common Stock and Public Warrants are currently listed on Nasdaq under the symbols “SBEAU”, “SBEA” and “SBEAW” respectively. PubCo intends to apply to list the shares of its PubCo Class A Common Stock and PubCo Warrants on the NYSE under the symbols “BRCC” and “BRCC WS,” respectively, upon the Closing.
This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the proposals to be acted upon at the special meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety. This document also constitutes a prospectus of PubCo with respect to its PubCo Class A Common Stock and PubCo Warrants.
Q.
When and where is the special meeting?

A.
In light of the ongoing health concerns relating to the COVID-19 pandemic and to best protect the health and welfare of SilverBox’s stockholders and personnel, the special meeting will be held completely virtually, conducted only via webcast at the following address:                 .

Q.
There will be no physical meeting location and you will only be able to access the special meeting by means of remote communication.

A.
SilverBox stockholders are nevertheless urged to submit their proxies by completing, signing, dating, and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Q.
What matters will stockholders consider at the special meeting?

A.
At the SilverBox special meeting of stockholders, SilverBox will ask its stockholders to vote in favor of the following Stockholder Proposals:

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The Business Combination Proposal — a proposal to approve and adopt the Business Combination Agreement and the Business Combination;

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The Organizational Document Proposals — a proposal to approve and adopt an amendment and restatement of the Existing Charter and three proposals relating to approval and adoption of the Proposed Organizational Documents;

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The Stock Issuance Proposal — a proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of shares of SilverBox Class C Common Stock to the PIPE Investors and the Forward Purchase Investors pursuant to the PIPE Investment and the Forward Purchase Investment, respectively;

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The Omnibus Incentive Plan Proposal — a proposal to approve and adopt the Omnibus Incentive Plan;

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The Employee Stock Purchase Plan Proposal — a proposal to approve and adopt the Employee Stock Purchase Plan; and

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The Adjournment Proposal — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the special meeting.

If SilverBox’s stockholders do not approve each of the Condition Precedent Proposals, then unless certain conditions in the Business Combination Agreement are waived by the applicable parties to the Business Combination Agreement, the Business Combination Agreement could terminate and the Business Combination may not be consummated. The applicable parties to the Business Combination Agreement would not be able to waive Organizational Documents Proposal A and still complete the Business Combination on the terms contemplated by the Business Combination Agreement because there will not be a sufficient number of authorized shares of capital stock of PubCo to issue the shares required to be issued in the Business Combination if Organizational Documents Proposal A is not approved. See the sections entitled “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The Organizational Document Proposals,” “Proposal No. 3 — The Stock Issuance Proposal,” “Proposal No. 4 — The Omnibus Incentive Plan Proposal,” “Proposal No. 5 — The Employee Stock Purchase Plan Proposal” and “Proposal No. 6 — The Adjournment Proposal.”
SilverBox will hold the special meeting to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the Business Combination and the other matters to be acted upon at the special meeting. Stockholders of PubCo should read it carefully.
After careful consideration, SilverBox’s board of directors has determined that the Business Combination Proposal, each of the Organizational Document Proposals, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal are in the best interests of SilverBox and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals.
The existence of financial and personal interests of one or more of SilverBox’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of SilverBox and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. In addition, SilverBox’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SilverBox’s Directors and Officers in the Business Combination” for a further discussion of these considerations.
Q.
Are any of the proposals conditioned on one another?

A.
Yes. Each of the Condition Precedent Proposals are cross-conditioned on the approval of one another. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

Q.
Why is SilverBox proposing the Business Combination?

A.
SilverBox was organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. SilverBox is not limited to any particular industry or sector.

SilverBox received $345,000,000 from the IPO (including net proceeds from the exercise by the underwriters of their over-allotment option) and sale of the Private Placement Warrants, which was placed into the Trust Account immediately following the initial public offering. In accordance with the Existing Charter, the funds held in the Trust Account will be released upon the consummation of the Business Combination. See the question entitled “What happens to the funds held in the Trust Account after consummation of the Business Combination?”
There currently are 34,500,000 shares of SilverBox Class A Common Stock issued and outstanding and 8,625,000 shares of SilverBox Class B Common Stock outstanding. In addition, there currently are warrants issued and outstanding, consisting of 11,500,000 Public Warrants and 6,266,667 Private Placement Warrants. Each whole warrant entitles the holder thereof to purchase one share of SilverBox Class A Common Stock at a price of $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of a business combination and 12 months from the closing of the IPO, and expire at 5:00 p.m., New York City time, five years after the completion of a business combination or earlier upon redemption or liquidation. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.
Under the Existing Charter, SilverBox must provide all holders of Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of SilverBox’s initial business combination in conjunction with a stockholder vote.
Q.
Did the board of directors of SilverBox obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A.
No. SilverBox’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. SilverBox’s board of directors believes that based upon the financial skills and background of its directors, it was qualified to conclude that, the Business Combination was fair from a financial perspective to its stockholders. SilverBox’s board of directors also determined, without seeking a valuation from a financial advisor, that Authentic Brands’ fair market value was at least 80% of SilverBox’s net assets, excluding any taxes payable on interest earned in the Trust Accout. Accordingly, investors will be relying on the judgment of SilverBox’s board of directors as described above in valuing Authentic Brands’ business and assuming the risk that SilverBox’s board of directors may not have properly valued such business.

Q.
What effect will PubCo being a public benefit corporation under Delaware law have on PubCo’s public stockholders?

A:
Unlike traditional corporations, which have a fiduciary duty to focus exclusively on maximizing stockholder value, as a Delaware public benefit corporation, PubCo’s directors will have a fiduciary duty to consider not only the stockholders’ interests, but also the company’s specific public benefit and the interests of other stakeholders affected by PubCo’s actions. Therefore, PubCo may take actions that its directors believes will be in the best interests of those stakeholders materially affected by its specific benefit purpose, even if those actions do not maximize PubCo’s financial results. While PubCo intends for this public benefit designation and obligation to provide an overall net benefit to PubCo and its stakeholders, it could instead cause PubCo to make decisions and take actions without seeking to maximize the income generated from its business, and hence available for distribution to its stockholders.

In addition, as a public benefit corporation, PubCo may be less attractive as a takeover target than a traditional company would be and, therefore, PubCo stockholders’ ability to realize investment through an acquisition may be more difficult. As set forth in the Proposed Charter, the public benefit purpose of PubCo is to support the underserved active military, veteran and first-responder communities by, among other things (i) hiring and creating meaningful post-military career opportunities for veterans, including by highlighting for other businesses the benefits of hiring veterans, (ii) inspiring veterans to become entrepreneurs through educational programs and donations to relevant charities, (iii) donating cash and in-kind resources to charities that support the unique needs of active military, veterans and first responders, (iv) providing quality products and media relating to these communities and (v) forging an enduring, profitable business.

Stockholders of a Delaware public benefit corporation with shares listed on a national securities exchange (if they, individually or collectively, own at least two percent of the company’s outstanding shares or shares of the corporation with a market value of at least $2,000,000 as of the date the action is instituted) are entitled to file a derivative lawsuit claiming the directors failed to balance stockholder and public benefit interests. This potential liability does not exist for traditional corporations.
Q.
What are some of the positive and negative factors that SilverBox’s board of directors considered when determining to enter into the Business Combination Agreement and its rationale for approving the Business Combination?

A.
The positive factors considered by SilverBox’s board of directors include, but were not limited to, the following:

•
Authentic and Passionate Focus on Company Mission.   Authenticity of BRCC’s mission of supporting and employing veterans drives customer loyalty and employee retention. The company’s experienced management team has a meaningful focus on the company’s mission. BRCC and the Sponsor together intend to donate over 530,000 shares to support veteran causes.

•
Mission-Driven Lifestyle Brand with Loyal Customer Base.   BRCC is an attractive consumer brand with national recognition and industry-leading retention. It has a growing, loyal customer base with broad geographic and demographic appeal. It has a large and differentiated social media following that drives consistent engagement. BRCC benefits from a NPS of 78, which BRCC management believes is on par with best-in-class lifestyle brands.

•
Attractive Omnichannel Model with Recurring Revenue Base and Multiple Venues for Growth.   BRCC serves its customers through multiple channels. Its direct-to-consumer channel generates subscription-based revenues, with a growing customer base and low churn. Its wholesale channel is growing, with an expanding roster of retail partners. BRCC has developed a canned RTD product into a top 4 brand within 18 months after its launch, with substantial potential for market share growth. Its outpost channel is characterized by attractive unit economics, with significant opportunities for new stores.

•
Highly Scalable Platform Primed to Deliver Profitable Growth.   BRCC generated revenues of $164 million in 2019, which grew 100% from 2018 to 2019, with gross margins of 43%. BRCC management believes there is significant opportunity for not only continued growth, but the margin improvement for profitable growth.

•
Public Company Positioning and Readiness.   SilverBox’s board of directors believes BRCC is well- positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

•
Experienced and Capable Management Team.   Following completion of the Business Combination, BRCC will continue to be led by the proven senior management team as prior to the Business Combination.

•
Attractive Valuation.   SilverBox’s board of directors’ determination that if BRCC is able to meet its financial forecasts, then SilverBox’s stockholders will have acquired their shares in PubCo at an attractive valuation, which would increase stockholder value.

•
Continued Ownership by Holders of BRCC Capital Stock.   SilverBox’s board of directors considered that BRCC’s existing equityholders would continue to be significant stockholders of PubCo after closing of the Business Combination.

SilverBox’s board of directors also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:
•
Macroeconomic Risks Generally.   Macroeconomic uncertainty, particularly the potential impact of the COVID-19 pandemic and future COVID-19 developments, and the effects they could have on BRCC’s revenues and financial performance.

•
Business Plan and Projections May Not be Achieved.   The risk that BRCC may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of SilverBox and SilverBox’s board of directors. BRCC has experienced rapid growth and increased demand for its products, and BRCC may not be able to properly manage such growth and to meet such demand.
•
BRCC Brand and Reputation.   BRCC’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays BRCC negatively could adversely impact operating results.

•
Valuation.   The risk that SilverBox’s board of directors may not have properly valued BRCC’s business.

•
Stockholder Vote and Other Actions.   The risk that SilverBox stockholders may object to and challenge the Business Combination and take action that may prevent or delay the closing, including to vote against the Transaction Proposals at the special meeting or redeem their Public Shares.

•
SilverBox’s Stockholders Holding a Minority Position in the Combined Company.   The fact that existing SilverBox stockholders will hold a minority position in PubCo following completion of the Business Combination and that certain existing BRCC equityholders will have additional governance rights.

•
Redemptions.   The risk that holders of Public Shares would exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account.

•
Distraction to Operations.   The risk that the potential diversion of BRCC’s management and employee attention as a result of the Business Combination may adversely affect BRCC’s operations.

•
Readiness to be a Public Company.   As BRCC has not previously been a public company, BRCC may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that BRCC will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

•
Risk Factors.   SilverBox’s board of directors considered risks of the type and nature described under the section entitled “Risk Factors.”

In addition to considering the factors described above, SilverBox’s board of directors also considered that certain of the officers and directors of SilverBox may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of SilverBox’s stockholders, including the matters described under the sections entitled “Risk Factors” above and “Proposal No. 1 — The Business Combination Proposal — Interests of SilverBox’s Directors and Executive Officers in the Business Combination” below.
SilverBox’s board of directors concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in the prospectus for the IPO and would be included in this proxy statement/prospectus, (ii) these disparate interests would exist with respect to a business combination with any target company and (iii) the Business Combination was structured so that the Business Combination may be completed even if public stockholders redeem a substantial portion of the Public Shares.
The above discussion of the material factors considered by SilverBox’s board of directors is not intended to be exhaustive but does set forth the principal factors considered by SilverBox’s board of directors.
Q.
What will happen upon the consummation of the Business Combination?

A.
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the parties to the Business Combination Agreement have agreed that, in connection with the Closing, the parties shall undertake a series of transactions pursuant to which (i) SilverBox will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving company and wholly owned subsidiary of PubCo, (ii) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker as the surviving company and wholly owned subsidiary of Merger Sub 1, (iii) Authentic Brands will issue a number of Company Units to PubCo in exchange for a combination of shares of PubCo Class B Common Stock and cash, and PubCo will be admitted as the managing member of Authentic

Brands, and (iv) following the SilverBox Merger and the Blocker Merger, the successors to SilverBox and Authentic Brands will become wholly owned subsidiaries of PubCo. The PubCo Class B Common Stock to be issued to the Continuing Unitholders is not being registered under the Securities Act and will be issued in reliance upon the exemption provided by Rule 506(b) of Regulation D promulgated under the Securities Act.
Upon the consummation of the SilverBox Merger: (i) each share of SilverBox Class A Common Stock and SilverBox Class C Common Stock issued and outstanding shall be automatically cancelled, extinguished and converted into one share of PubCo Class A Common Stock, following which time all shares of SilverBox Class A Common Stock and SilverBox Class C Common Stock shall cease to be outstanding and shall automatically be canceled and extinguished and shall cease to exist without any action on the part of any party or the holders thereof; (ii) each share of SilverBox Class B Common Stock issued and outstanding shall be automatically cancelled, extinguished and converted into a combination of shares of PubCo Class A Common Stock and PubCo Class C Common Stock, following which time all shares of SilverBox Class B Common Stock shall cease to be outstanding and shall automatically be canceled and extinguished and shall cease to exist without any action on the part of any party or the holders thereof; (iii) each SilverBox Warrant issued and outstanding will automatically become a PubCo Warrant at the same exercise price per share and on the same terms in effect immediately prior to the PubCo Merger Effective Time, and the rights and obligations of SilverBox under the Warrant Agreement will be irrevocably assigned and assumed by PubCo; and (iv) any shares of SilverBox that are owned by SilverBox or any subsidiary of SilverBox, or that are held as treasury shares, in each case as of the SilverBox Merger Effective Time, shall automatically be canceled, retired and extinguished and shall cease to exist, without any conversion thereof or payment therefor.
Upon the consummation of the Blocker Merger, each share of Blocker issued and outstanding immediately prior to the Blocker Merger Effective Time shall be automatically cancelled and extinguished in exchange for the right to receive, a combination of PubCo Class A Common Stock, PubCo Class C Common Stock and cash consideration (the “Blocker Merger Consideration”), as determined based on Blocker’s share of the aggregate value of the existing preferred units and common units of Authentic Brands. The aggregate cash consideration payable to Blocker as part of the Blocker Merger Consideration is estimated to be approximately $0.9 million assuming no redemptions of Public Shares. In connection with or prior to the completion of the Blocker Merger, Blocker will distribute all remaining cash to its stockholders.
In connection with the consummation of the Business Combination, Authentic Brands will amend and restate its existing limited liability company agreement, a copy of which is attached to this proxy statement/prospectus as Annex E, pursuant to which the existing units (other than the existing preferred units held by holders other than Blocker) of Authentic Brands will be recapitalized into non-voting common units, or Company Common Units, a portion of which will be converted into restricted units, or Company Restricted Units, which corresponds to the earnout of the Continuing Unitholders. In connection with PubCo’s admission as the managing member of Authentic Brands, Authentic Brands will issue Company Common Units and Company Restricted Units to PubCo in exchange for a combination of shares of PubCo Class B Common Stock and cash, with the shares of PubCo Class B Common Stock to be distributed to certain Continuing Unitholders and the cash to be used to redeem the existing preferred units of Authentic Brands (other than those held by Blocker) and to purchase the Company Common Units of certain Continuing Unitholders in an aggregate amount of approximately $270.7 million (assuming no redemptions by SilverBox’s Public Stockholders).
Promptly following the consummation of the SilverBox Merger and the Blocker Merger, the Business Combination shall be consummated.
Following the completion of the Business Combination, as described above, our organizational structure will be what is commonly referred to as an umbrella partnership corporation (or Up-C) structure. This organizational structure will allow the Continuing Unitholders to retain their equity ownership in Authentic Brands, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Company Common Units and Company Restricted Units. Each Continuing Unitholder will also hold a number of shares of PubCo Class B Common Stock equal to the number of Company Common Units held by such Continuing Unitholder, which will have no economic value, but which will entitle the holder thereof to one (1) vote per share at any meeting of the stockholders of PubCo. Those investors who, prior to the Business Combination, held SilverBox Class A Common Stock or SilverBox Class B Common Stock and the Blocker stockholders will, by contrast, hold their equity ownership in PubCo, a Delaware public benefit corporation that is a domestic corporation for U.S. federal income tax purposes. The parties agreed to structure the Business Combination in this manner for tax and other business purposes, and we do not believe that our Up-C organizational structure will give rise to any significant business or strategic benefit or detriment. See the sections entitled “Risk Factors — Risks Related to PubCo’s Corporate Structure,” “— Risks Related to an Investment in Securities of PubCo” and “— Risks Related to Taxation” for additional information on our organizational structure, including the Tax Receivable Agreement. The LLC Agreement will provide unitholders in Authentic Brands (other than PubCo and its subsidiaries) the right to exchange Company Common Units, together with the cancellation of an equal number of shares of PubCo Class B Common Stock, for an equal number of shares of PubCo Class A Common Stock, subject to certain restrictions set forth therein. The Company Restricted Units held by unitholders in Authentic Brands will be subject to vesting conditions set forth in the LLC Agreement (described below under the heading “Certain Agreements Related to the Business Combination — LLC Agreement”) and will not be exchangeable for PubCo Class A Common Stock or entitled to receive distributions from Authentic Brands until such units vest in accordance with the terms of the LLC Agreement.
Each share of PubCo Class A Common Stock will provide the holder the rights to vote, receive dividends, and share in distributions in connection with a liquidation and other stockholder rights with respect to PubCo.
Q.
What is the Tax Receivable Agreement?

A.
The redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker are expected to produce favorable tax attributes for PubCo. The resulting anticipated tax basis adjustments are likely to increase (for applicable income tax purposes) PubCo’s depreciation and amortization deductions and therefore reduce the amount of income tax it would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent the tax basis is allocated to those assets.

Concurrently with the completion of the Business Combination, PubCo will enter into the Tax Receivable Agreement, in substantially the form attached to this proxy statement/prospectus as Annex F. Pursuant to the Tax Receivable Agreement, PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre- existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. Further, to the extent that PubCo does not make payments under the Tax Receivable Agreement when due, as a result of having insufficient funds or otherwise, interest will generally accrue at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points until paid. Nonpayment of PubCo’s obligations for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement, and therefore may accelerate payments due under the Tax Receivable Agreement resulting in a lump-sum payment, which may be substantial. If PubCo does not have sufficient funds to pay its obligations under the Tax Receivable Agreement, it may have to borrow funds and thus its liquidity and financial condition could be materially and adversely affected.
The increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges or redemptions, the price of PubCo Class A Common Stock at the time of the exchange or redemption, whether such exchanges or redemptions are taxable, the amount and timing of the taxable income PubCo generates in the future, the U.S. federal and state tax rates then applicable, and the portion of its payments under the Tax Receivable Agreement constituting imputed interest. Payments under the Tax Receivable Agreement are expected to give rise to certain additional tax benefits attributable to either further increases in basis or in the form of deductions for imputed interest, depending on the circumstances. Any such benefits are covered by the Tax Receivable Agreement and will increase the amounts due thereunder. In addition, the Tax Receivable Agreement will provide for interest, generally at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points, accrued from the due date (without extensions) of PubCo’s U.S. federal income tax return for the year to which the payment relates to the date of payment under the Tax Receivable Agreement.
PubCo anticipates that the payments that it will be required to make under the Tax Receivable Agreement may be substantial, and any such payments will reduce cash that would otherwise have been available to PubCo for other uses, some of which could benefit the Pubco stockholders. To the extent that PubCo is unable to make timely payments under the Tax Receivable Agreement for any reason, the unpaid amounts will be deferred and will accrue interest until paid. Nonpayment for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement and therefore may accelerate payments due under the Tax Receivable Agreement. Furthermore, PubCo’s future obligation to make payments under the Tax Receivable Agreement could make it a less attractive target for an acquisition, particularly in the case of an acquirer that cannot use some or all of the tax benefits that may be deemed realized under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that PubCo determines. Although PubCo is not aware of any issue that would cause the U.S. Internal Revenue Service, or IRS, to challenge a tax basis increase or other tax attributes subject to the Tax Receivable Agreement, if any subsequent disallowance of tax basis or other benefits were so determined by the IRS, generally PubCo would not be reimbursed for any payments previously made under the Tax Receivable Agreement (although it would generally reduce future amounts otherwise payable under the Tax Receivable Agreement). As a result, the amounts that PubCo may significantly exceed the actual tax savings that it ultimately realizes. PubCo may need to incur debt to finance payments under the Tax Receivable Agreement to the extent its cash resources are insufficient to meet its obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise. In these situations, PubCo’s obligations under the Tax Receivable Agreement could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that PubCo will be able to finance its obligations under the Tax Receivable Agreement.
The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless PubCo exercises its right (with the consent of a majority of its disinterested directors and of the Agent under the Tax Receivable Agreement) to terminate the Tax Receivable Agreement for an amount representing the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement or certain other acceleration events occur. For more information on the Tax Receivable Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Tax Receivable Agreement.”
Q.
Do I have redemption rights?

A.
If you are a Public Stockholder, you may redeem your Public Shares for cash equal to your pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of the IPO, as of two business days prior to the Closing, including interest earned on the funds held in the Trust Account and not previously released to SilverBox to pay its income taxes or any other taxes payable, upon the Closing. The per share amount SilverBox will distribute to holders who properly redeem their shares will not be reduced by the deferred underwriting commissions SilverBox will pay to the underwriters of its IPO if the Business Combination is consummated. Holders of the outstanding Public Warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. The Sponsor and the officers and directors of SilverBox have agreed to waive their redemption rights with respect to their Sponsor Shares and any Public Shares that they may have acquired during or after the IPO in connection with the completion of SilverBox’s business combination. The shares of SilverBox Common Stock purchased by the Sponsor and the officers and directors of SilverBox in connection with our IPO will be excluded from the pro rata calculation used to determine the per share redemption price. For illustrative purposes, based on funds in the Trust Account of approximately $345 million on November 1, 2021, the estimated per share redemption price would have been approximately $10.00. Additionally, Public Shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, holders of such shares will only be entitled to a pro rata portion of the Trust Account, including interest (which interest shall be net of taxes payable by SilverBox), in connection with the liquidation of the Trust Account.
Q.
Will how I vote affect my ability to exercise redemption rights?

A.
No. You may exercise your redemption rights whether you vote your Public Shares for or against the Business Combination Proposal and other Stockholder Proposals or do not vote your shares. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of the NYSE.

Q.
How do I exercise my redemption rights?

A.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on February 1, 2022 (two business days before the special meeting of stockholders), (i) submit a written request to SilverBox’s transfer agent to redeem your Public Shares for cash, and (ii) deliver your stock to SilverBox’s transfer agent physically or electronically through the Depository Trust Company. For the address of Continental Stock Transfer & Trust Company, SilverBox’s transfer agent, see the question “Who can help answer my questions?” below. SilverBox requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to SilverBox’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, the Depository Trust Company and SilverBox’s transfer agent will need to act to facilitate the request. It is SilverBox’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because SilverBox does not have any control over this process or over the brokers or the Depository Trust Company, it may take significantly longer than two weeks to obtain a physical stock certificate. Accordingly, if it takes longer than anticipated for stockholders to deliver their shares, stockholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their shares. In the event that a stockholder fails to comply with the various procedures that must be complied with in order to validly tender or redeem Public Shares, its shares may not be redeemed.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SilverBox’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares to SilverBox’s transfer agent for redemption and decide within the required timeframe not to exercise your redemption rights, you may request that SilverBox’s transfer agent return the shares (physically or electronically). You may make such request by contacting SilverBox’s transfer agent at the phone number or address listed under the question, “Who can help answer my questions?”
Q.
What are the U.S. federal income tax consequences of exercising my redemption rights?

A.
The U.S. federal income tax consequences of exercising your redemption rights depend on your particular facts and circumstances. See the section titled “Material U.S. Federal Income Tax Considerations — Material U.S. Federal Income Tax Considerations of Redemption.” You are urged to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q.
What are the U.S. federal income tax consequences of the SilverBox Merger?

A.
As discussed more fully under “Material U.S. Federal Income Tax Considerations” below, it is the opinion of Paul Hastings LLP that the SilverBox Merger will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. See the section titled “Material U.S. Federal Income Tax Considerations — Material U.S. Federal Income Tax Considerations of the SilverBox Merger — F Reorganization.” However, neither PubCo nor SilverBox intends to or has sought any rulings from the IRS regarding the U.S. federal income tax consequences of the SilverBox Merger; accordingly, no assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to the tax treatment of the SilverBox Merger discussed herein. You are urged to consult your tax advisor regarding the tax consequences of the SilverBox Merger.

Q.
If I hold Public Warrants, can I exercise redemption rights with respect to my warrants?

A.
No. Holders of Public Warrants have no redemption rights with respect to the Public Warrants; however, if such Holders choose to redeem their shares of SilverBox Class A Common Stock, those Holders may still exercise their Public Warrants if the Business Combination is consummated.

Q.
Do I have appraisal rights if I object to the proposed Business Combination?

A.
No. There are no appraisal rights available to holders of shares of SilverBox Common Stock in connection with the Business Combination.

Q.
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A.
If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) Public Stockholders who properly exercise their redemption rights and (ii) certain expenses incurred by Authentic Brands and SilverBox in connection with the Business Combination, to the extent not otherwise paid prior to the Closing. The remaining funds available for release from the Trust Account will be used for general corporate purposes of PubCo following the Business Combination.

Q.
What are the PIPE Investment, Backstop Investment and Forward Purchase Investment?

A.
Concurrently with the execution and delivery of the Business Combination Agreement, SilverBox and the PIPE Investors entered into PIPE Subscription Agreements pursuant to which the PIPE Investors have committed to subscribe for and purchase, in the aggregate, up to 10,000,000 shares of SilverBox Class C Common Stock for $10.00 per share, for an aggregate purchase price equal to up to $100.0 million. Further, to the extent redemptions of Public Shares exceed $100 million, the PIPE Investors have agreed to purchase an additional number of SilverBox Class C Common Stock at $10.00 per share for an aggregate purchase price equal to the excess over $100 million in redemptions of Public Shares, for a maximum aggregate amount of $100 million. In addition to the PIPE Investment, pursuant to the Forward Purchase Agreement, Engaged Capital committed to subscribe for and purchase 10,000,000 shares of SilverBox Class C Common Stock for $10.00 per share for an aggregate purchase price equal to $100 million.

Q.
What happens to the proceeds from the PIPE Investment and Forward Purchase Investment upon consummation of the Business Combination?

A.
The PIPE Investment and the Forward Purchase Investment are expected to close prior to the consummation of the SilverBox Merger. Upon the closing of the Business Combination, the proceeds from the PIPE Investment and the Forward Purchase Investment, together with the funds from the Trust Account, will be released to PubCo to fund the cash consideration payable pursuant to the Business Combination Agreement and to pay transaction expenses. Any remaining proceeds will be used by PubCo for general corporate purposes following the Business Combination.

Q.
What happens if a substantial number of Public Stockholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A.
Public Stockholders may vote in favor of the Business Combination and still exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Stockholders are reduced as a result of redemptions by Public Stockholders.
In no event will SilverBox redeem Public Shares in an amount that would cause its net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) to be less than $5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement, including the PIPE Investment, the Backstop Investment, if any, and the Forward Purchase Investment. If enough Public Stockholders exercise their redemption rights such that SilverBox cannot satisfy the net tangible asset requirement, SilverBox would not proceed with the redemption of our Public Shares and the Business Combination, and instead may search for an alternate business combination.
As a result of redemptions, the trading market for PubCo Class A Common Stock may be less liquid than the market for SilverBox Class A Common Stock was prior to the Business Combination and PubCo may not be able to meet the listing standards of a national securities exchange.
Additionally, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into PubCo will be reduced and PubCo may not be able to achieve its business plan and may require additional financing sooner than currently anticipated.
Q.
What happens if the Business Combination is not consummated?

A.
There are certain circumstances under which the Business Combination Agreement may be terminated.

See the section titled “Business Combination Agreement — Termination” for information regarding the parties’ specific termination rights.
If SilverBox does not complete the proposed Business Combination for whatever reason, SilverBox would search for another business combination partner with which to complete a business combination. If SilverBox does not complete a business combination with Authentic Brands or another business combination partner by June 2, 2023, SilverBox must redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the amount then held in the Trust Account divided by the number of then outstanding Public Shares. The Sponsor and the officers and directors of the SilverBox have no redemption rights in the event a business combination is not consummated in the required time period, and, accordingly, their Sponsor Shares will be worthless. Additionally, in the event of such a liquidation, as described above, there will be no distribution with respect to outstanding Public Warrants and, accordingly, the Public Warrants will expire and be worthless.
Q.
What will Authentic Brands security holders receive in the Business Combination?

A.
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the existing unitholders of Authentic Brands (other than Blocker) will (i) retain a certain number of Company Common Units in Authentic Brands and receive a corresponding number of shares of PubCo Class B Common Stock, (ii) receive a certain number of Company Restricted Units in Authentic Brands, which will be subject to certain vesting terms as described herein, in exchange for certain Company Common Units in Authentic Brands and (iii) receive cash in exchange for a portion of the existing common units of Authentic Brands they hold. The PubCo Class B Common Stock to be issued to the Continuing Unitholders is not being registered under the Securities Act and will be issued in reliance upon the exemption provided by Rule 506(b) of Regulation D promulgated under the Securities Act. For further details, see “Proposal No. 1 — The Business Combination Proposal — Business Combination Agreement.”

Q.
What shall be the relative equity stakes of the Public Stockholders, the Authentic Brands security holders, the PIPE Investors and the Forward Purchase Investors in PubCo upon completion of the Business Combination?

A.
Upon consummation of the Business Combination, PubCo shall become a new public company, Merger Sub 1 shall be a wholly owned subsidiary of PubCo and Blocker shall be a wholly owned subsidiary of Merger Sub 1. The former security holders of SilverBox and Authentic Brands, the PIPE Investors and the Forward Purchase Investors shall all become security holders of PubCo.

Upon consummation of the Business Combination, assuming a February 9, 2022 Closing Date, the post-Closing share ownership of PubCo assuming various levels of redemption by the Public Stockholders will be as follows:
	No Redemptions(1)		Assuming 50% Redemptions(2)		Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
Authentic Brand Equityholders(4)	130,576,050	62.43%	133,076,050	65.99%	144,415,100	73.52%
Public Stockholders	34,500,000	16.49%	17,250,000	8.55%	—	0.00%
Public Warrants(5)	11,500,000	5.50%	11,500,000	5.70%	11,500,000	5.85%
Sponsor Shares	5,792,500	2.77%	5,792,500	2.87%	3,723,750	1.90%
Private Placement Warrants(6)	6,266,667	3.00%	6,266,667	3.11%	6,266,667	3.19%
BRCC Fund Shares	532,750	0.25%	532,750	0.26%	532,750	0.27%
Engaged Capital Investors	10,000,000	4.78%	10,000,000	4.96%	10,000,000	5.09%
PIPE Investors	10,000,000	4.78%	17,250,000	8.55%	20,000,000	10.18%
Total	209,167,967	100.00%	201,667,967	100.00%	196,438,267	100.00%

(1)
Assumes that no shares of SilverBox Class A Common Stock are redeemed.

(2)
Assumes that 17.3 million shares of SilverBox Class A Common Stock, or 50% of the shares outstanding are redeemed.

(3)
Assumes that 34.5 million shares of SilverBox Class A Common Stock, or 100% of the shares outstanding are redeemed.

(4)
Shares held by Authentic Brand Equityholders include shares held by management and reflects vested Existing Company Incentive Units existing prior to the Business Combination.

(5)
Assumes the exercise of all Public Warrants for PubCo Class A Common Stock.

(6)
Assumes the exercise of all Private Placement Warrants for PubCo Class A Common Stock.

Share ownership presented in the table above is only presented for illustrative purposes and are based on a number of assumptions. SilverBox cannot predict how many of the Public Stockholders will exercise their right to have their Public Shares redeemed for cash. As a result, the redemption amount and the number of Public Shares redeemed in connection with the Business Combination may differ from the amounts presented above. As such, the ownership percentages and voting power of current SilverBox stockholders may also differ from the presentation above if the actual redemptions are different from these assumptions. The Public Stockholders that do not elect to redeem their Public Shares will experience dilution as a result of the Business Combination. The Public Stockholders currently own 80% of the SilverBox Class A Common Stock. As noted in the above table, if no Public Stockholders redeem their Public Shares in the Business Combination, the Public Stockholders will go from owning 80% of the SilverBox Class A Common Stock prior to the Business Combination to owning 22.0% of the total shares outstanding of PubCo. The Public Stockholders will own approximately 14.3% and 5.9% of the total shares outstanding of PubCo, assuming redemptions equaling 50.0% and Maximum Redemption scenarios as shown above, respectively.
In addition to the changes in percentage ownerships depicted above, variation in the levels of redemption will impact the dilutive effect of certain equity issuances related to the Business Combination which would not otherwise be present in an underwritten public offering. Increasing levels of redemption will increase the dilutive effects of these issuances on non-redeeming Public Stockholders. See the section entitled “Risk Factors — We cannot be certain as to the number of Public Shares that will be redeemed and the potential impact to Public Stockholders who do not elect to redeem their Public Shares” and “ — You may not have the same benefits as an investor in an underwritten public offering.”

	No Redemptions(1)		Assuming 50% Redemptions(2)		Maximum Redemptions(3)
	Shares	Value Per Share(4)	Shares	Value Per Share(5)	Shares	Value Per Share(6)
Base Scenario(7)	191,401,300	$10.00	183,901,300	$10.00	178,671,600	$10.00
Excluding SilverBox Sponsor Shares(8)	185,608,800	10.31	178,108,800	10.33	174,947,850	10.21
Exercising SilverBox Public Stockholder Warrants(9)(10)	202,901,300	9.43	195,401,300	9.41	190,171,600	9.40
Exercising SilverBox Sponsor Warrants(9)(10)	197,667,967	9.68	190,167,967	9.67	184,938,267	9.66
Exercising All SilverBox Warrants(9)(10)	209,167,967	9.15	201,667,967	9.12	196,438,267	9.10

(1)
Assumes that no shares of the SilverBox Class A Common Stock are redeemed.

(2)
Assumes that 17.3 million shares of SilverBox Class A Common Stock, or 50% of the shares outstanding are redeemed.

(3)
Assumes that 34.5 million shares of SilverBox Class A Common Stock, or 100% of the shares outstanding are redeemed.

(4)
Based on a post-transaction equity value of PubCo of $1.914 billion.

(5)
Based on a post-transaction equity value of PubCo of $1.839 billion.

(6)
Based on a post-transaction equity value of PubCo of $1.787 billion.

(7)
Represents the post-Closing share ownership of PubCo assuming various levels of redemption by the Public Stockholders.

(8)
Represents the Base Scenario excluding the Sponsor Shares.

(9)
Represents the Base Scenario plus the full exercise of the IPO Public Warrants and/or the Private Placement Warrants

(10)
Analysis does not account for exercise prices to be paid in connection with the exercise of warrants.

The level of redemption also impacts the effective deferred underwriting fee per Public Share incurred in connection with the IPO and payable upon the completion of the Business Combination. SilverBox incurred $12,075,000 in deferred underwriting fees. Assuming no exercise of SilverBox warrants, in a no redemption scenario, the effective deferred underwriting fee would be approximately $0.35 per Public Share on a pro forma basis (or 3.5% of the value of shares assuming a trading price of $10.00 per share). In a medium redemption scenario in which 50% of the shares assumed to be redeemed under the Maximum Redemption scenario, are redeemed in connection with the Business Combination, the effective deferred underwriting fee would be approximately $0.70 per Public Share on a pro forma basis (or 7.0% of the value of shares assuming a trading price of $10.00 per share). In the Maximum Redemption scenario, the effective deferred underwriting fee is not meaningful when expressed as on a per share or percentage basis as the divisor is zero.
Please see the section titled “Summary Unaudited Pro Forma Condensed Combined Financial Information” for further information.
Q.
Who will be the officers and directors of PubCo if the Business Combination is consummated?

A.
Upon consummation of the Business Combination, the Proposed Charter will provide that, subject to the Investor Rights Agreement, the PubCo Board will be divided among three classes, as follows:

•
Our Class I directors will be Katy Dickson and Roland Smith and their term will expire at the first annual meeting of stockholders following the Closing and the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders.

•
Our Class II directors will be Tom Davin and George Muñoz and their term will expire at the second annual meeting of stockholders following the Closing and the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders.

•
Our Class III directors will be Evan Hafer, Steven Taslitz and Glenn Welling and their term will expire at the third annual meeting of stockholders following the Closing and the term of all Class III directors shall automatically become one year commencing on the ninth annual meeting of stockholders.

Upon consummation of the Business Combination, the following individuals will serve as executive officers of PubCo:
Name	Position(s) Held
Evan Hafer	Chief Executive Officer
Mat Best	Chief Branding Officer
Tom Davin	Co-Chief Executive Officer
Greg Iverson	Chief Financial Officer
Toby Johnson	Chief Operations Officer
Andrew McCormick	General Counsel and Corporate Secretary
For further details, see “Management After the Business Combination — Directors and Executive Officers.”
Q.
Who will have the right to nominate or appoint directors to the PubCo Board after the consummation of the Business Combination?

A.
Subject to the rights set forth under the Investor Rights Agreement, each holder of PubCo Class A Common Stock and PubCo Class B Common Stock has the exclusive right to vote for the election of directors following the consummation of the Business Combination. Holders of PubCo Class A Common Stock will vote together with holders of PubCo Class B Common Stock as a single class. In the case of election of directors all matters to be voted on by stockholders must be approved by a plurality of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class. The PubCo Board will be divided into three classes designated Class I, Class II and Class III. Under the Investor Rights Agreement, subject to certain step down provisions, Engaged Capital, on behalf of the Forward Purchase Investors, will have the right to nominate two board members and the Founder will have the right to nominate three board members (including himself). One Engaged Director will be nominated as Class I director with the terms ending at PubCo’s 2023 annual meeting of stockholders; one Founder Director will be nominated as a Class II director with the terms ending at PubCo’s 2024 annual meeting of stockholders; and one Engaged Director and one Founder Director will be nominated as Class III directors with terms ending at PubCo’s 2025 annual meeting of stockholders.

Subject to the Investor Rights Agreement, the term of all Class I directors will automatically become one year beginning on the seventh annual meeting of stockholders, the term of all Class II directors will automatically become one year beginning on the eighth annual meeting of stockholders and the term of all Class III directors will automatically become one year beginning on the ninth annual meeting of stockholders, with all directors having a term of one year from and after the ninth annual meeting of stockholders.
Until the fifth anniversary of the closing of the Business Combination, (i) the holders party to the Investor Rights Agreement will agree to vote all of their respective shares of PubCo Class A Common Stock and PubCo Class B Common Stock, as applicable, in favor of the Engaged Directors and Founder Directors and (ii) the Forward Purchase Investors and the Sponsor and certain other equityholders party to the investor Rights Agreement will agree to vote all of their voting shares in PubCo in the election, removal of directors as directed by the BRCC Founder. As a result, upon consummation of the Business Combination, the BRCC Founder will effectively control a majority of the votes on director elections and removals. For more information on the Investor Rights Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Investor Rights Agreement.”
Q.
What conditions must be satisfied to consummate the Business Combination?

A.
There are a number of Closing conditions in the Business Combination Agreement, including the approval of the Business Combination Agreement by stockholders of SilverBox and, the effectiveness of the registration statement of which this proxy statement/prospectus forms a part, the receipt of certain regulatory approvals (including, but not limited to, approval for listing on the NYSE of the PubCo Class A Common Stock and PubCo Warrants and the expiration or early termination of the waiting period or periods under the HSR Act), that SilverBox has at least $5,000,001 of net tangible assets upon Closing and the absence of any injunctions. Other conditions to Authentic Brands’ obligations to consummate the Business Combination include, among others, that as of the Closing, the aggregate amount of cash in the Trust Account (after, for the avoidance of doubt, giving effect to all of the redemptions of Public Shares by Public Stockholders (the “SilverBox Stockholder Redemptions”)), plus the gross proceeds of the PIPE Investment and the Forward Purchase Investment shall be equal to or greater than $300,000,000.

For a summary of the conditions that must be satisfied or waived prior to the consummation of the Business Combination, see the section titled “Proposal No. 1 — The Business Combination Agreement — Conditions to Closing.”
Q.
What happens if I sell my shares of SilverBox Common Stock before the special meeting of stockholders?

A.
The record date for the special meeting of stockholders will be earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of SilverBox Common Stock after the record date, but before the special meeting of stockholders, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting of stockholders. However, you will not become a PubCo stockholder following the Closing because only SilverBox’s stockholders on the Closing Date will become PubCo stockholders.

Q.
What vote is required to approve the proposals presented at the special meeting of stockholders?

A.
The approval of each of the Business Combination Proposal, Organizational Document Proposals and Adjournment Proposal requires the affirmative vote (virtually in person or by proxy) of the holders of a majority of the shares of SilverBox Common Stock that are voted at the special meeting of stockholders. Accordingly, a SilverBox stockholder’s failure to vote by proxy or to vote online at the virtual special meeting of stockholders, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these Stockholder Proposals.

The Sponsor owns all of the outstanding shares of SilverBox Class B Common Stock and has agreed, together with SilverBox’s executive officers and directors, to vote all shares of SilverBox Common Stock owned by Sponsor or such executive officer or director, as applicable, including the SilverBox Class B Common Stock, in favor of the Business Combination Proposal and the Organizational Document Proposals. Such holders represent 20% of the issued and outstanding shares of SilverBox Common Stock as of the record date. As a result, the affirmative vote of holders of an additional 12,397,500 shares of SilverBox Common Stock, representing only 30% of the remaining shares of SilverBox Common Stock held by the Public Stockholders as of the record date, assuming the minimum number of shares required to constitute a quorum are voted at the special meeting, would be required to approve the Business Combination Proposal and the Organizational Document Proposals.
Q.
What interests do the Sponsor and SilverBox’s current officers and directors have in the Business Combination?

A.
SilverBox’s board of directors and officers may have interests in the Business Combination that are different from, in addition to, or in conflict with, yours. These interests include:

•
the beneficial ownership of the Sponsor of an aggregate of 7,033,750 Sponsor Shares (including 1,241,250 shares subject to vesting and after giving effect to the agreed upon forfeiture of 1,158,500 Sponsor Shares and assuming 432,750 Sponsor Shares are donated to the BRCC Fund upon the consummation of the Business Combination) and 6,266,667 Private Placement Warrants, which shares and warrants would become worthless if SilverBox does not complete a business combination within the applicable time period, as the Sponsor, SilverBox’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor did not receive any compensation in exchange for this agreement to waive its redemption rights. Each of SilverBox’s directors and officers are members of the Sponsor and, as such, have an indirect interest in the Sponsor Shares. SilverBox’s independent directors collectively have an indirect interest of less 2% in the Sponsor Shares. Such shares and warrants have an aggregate market value of approximately $71.5 million and $9.4 million, respectively, based on the closing price of SilverBox Class A Common Stock of $10.17 on Nasdaq and the closing of the Public Warrants of $1.50 on Nasdaq on January 3, 2022, the record date for the special meeting of stockholders;
•
the Sponsor paid an aggregate of $25,000 ($0.003 per share) for the Sponsor Shares which will have a significantly higher value at the time of the Business Combination, if it is consummated. If SilverBox does not consummate the Business Combination or another initial business combination by June 2, 2023, and SilverBox is therefore required to be liquidated, these shares would be worthless, as Sponsor Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the purchase price of $0.003 that the Sponsor paid for the Sponsor Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of PubCo after the Closing falls below the price initially paid for the Units in the IPO and the Public Stockholders experience a negative rate of return following the Closing;

•
the Sponsor paid $9,400,000 for its private warrants, which would be worthless if a business combination is not consummated by June 2, 2023;

•
the Sponsor and SilverBox’s directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Sponsor and SilverBox’s directors and officers would lose their entire investment. As a result, the Sponsor as well as SilverBox’s directors or officers may have a conflict of interest in determining whether Authentic Brands is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. SilverBox’s board of directors was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to Public Stockholders that they approve the Business Combination;

•
SilverBox’s board of directors will not receive reimbursement for any out-of-pocket expenses incurred by them on SilverBox’s behalf incident to identifying, investigating and consummating the Business Combination to the extent such expenses exceed the amount required to be retained in the Trust Account, unless the Business Combination is consummated, though there have been no material out-of-pocket expenses subject to reimbursement and SilverBox does not anticipate any such expenses prior to Closing;

•
the Sponsor has entered into the Sponsor Letter Agreement pursuant to which the Sponsor has already agreed to vote its shares in favor of the Business Combination;

•
certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, which is a member of the Sponsor, are participating in the PIPE Investment, and investment funds and accounts managed by Engaged Capital have agreed to purchase the Forward Purchase Shares;

•
the continuation of Glenn Welling as a director of PubCo;

•
the Investor Rights Agreement will be entered into by the Sponsor and Engaged Capital and certain of its affiliates; and

•
the continued indemnification of the current directors and officers of SilverBox following the Business Combination and the continuation of directors’ and officers’ liability insurance following the Business Combination.

These interests may influence SilverBox’s board of directors in making their recommendation that you vote in favor of the approval of the Stockholder Proposals. You should also read the section titled

“Proposal No. 1 — The Business Combination Proposal — Interests of SilverBox’s Directors and Officers in the Business Combination.”
Q.
When is the Business Combination expected to be completed?

A.
It is currently anticipated that the Business Combination will be consummated promptly following the special meeting of stockholders, provided that all other conditions to the Closing have been satisfied or waived. For a description of the conditions to the completion of the Business Combination, see the section titled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing.”

Q.
What do I need to do now?

A.
You are urged to carefully read and consider the information contained in this proxy statement/ prospectus in its entirety, including the financial statements and annexes attached hereto, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
How do I vote?

A.
If you were a holder of record of SilverBox Common Stock on January 3, 2022, the record date for the special meeting of stockholders, you may vote on the Stockholder Proposals online at the virtual special meeting of stockholders or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to virtually attend the special meeting of stockholders and vote online, obtain a proxy from your broker, bank or nominee.

Q.
What will happen if I abstain from voting or fail to vote at the special meeting?

A.
At the special meeting of stockholders, SilverBox will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Accordingly, a SilverBox stockholder’s failure to vote by proxy or to vote online at the virtual special meeting of stockholders, an abstention from voting or a broker non-vote will have the same effect as a vote against these proposals. The approval of each of the Business Combination Proposal, the Organizational Document Proposals and Adjournment Proposal requires the affirmative vote (virtually in person or by proxy) of the holders of a majority of the shares of SilverBox Common Stock that are voted at the special meeting of stockholders. Accordingly, a SilverBox stockholder’s failure to vote by proxy or to vote online at the virtual special meeting of stockholders, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

Q.
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.
Signed and dated proxies received by SilverBox without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each of the Stockholder Proposals.

Q.
Do I need to attend the special meeting of stockholders to vote my shares?

A.
No. You are invited to virtually attend the special meeting to vote on the proposals described in this proxy statement/prospectus. However, you do not need to attend the special meeting of stockholders to vote your shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. SilverBox encourages you to vote as soon as possible after carefully reading this proxy statement/prospectus.

Q.
If I am not going to attend the special meeting of stockholders, should I return my proxy card instead?

A.
Yes. After carefully reading and considering the information contained in this proxy statement/ prospectus, please submit your proxy, as applicable, by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope provided.

Q.
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the Stockholder Proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting of stockholders. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. However, in no event will a broker non-vote have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which a broker non-vote occurs will be redeemed in connection with the proposed Business Combination.

Q.
May I change my vote after I have mailed my signed proxy card?

A.
Yes. You may change your vote by sending a later-dated, signed proxy card to SilverBox’s secretary at the address listed below prior to the vote at the special meeting of stockholders, or attend the virtual special meeting and vote online. You also may revoke your proxy by sending a notice of revocation to SilverBox’s secretary, provided such revocation is received prior to the vote at the special meeting. If your shares are held in “street name” by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q.
What happens if I fail to take any action with respect to the special meeting?

A.
If you fail to take any action with respect to the special meeting and the Business Combination is approved by stockholders and consummated, you will become a stockholder of PubCo and/or your warrants will entitle you to purchase PubCo Class A Common Stock. As a corollary, failure to vote either for or against the Business Combination Proposal means you will not have any redemption rights in connection with the Business Combination to exchange your Public Shares for a pro rata share of the aggregate amount of funds held in the Trust Account as of two business days prior to the Closing, including any interest thereon but net of any income or other taxes payable. If you fail to take any action with respect to the special meeting and the Business Combination is not approved, you will continue to be a stockholder and/or warrant holder of SilverBox.

Q.
What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
What is the quorum requirement for the special meeting of stockholders?

A.
A quorum of SilverBox’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the SilverBox Common Stock outstanding and entitled to vote at the meeting is virtually present in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

As of the record date for the special meeting, 21,562,501 shares of SilverBox Common Stock will be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote online at the virtual special meeting of stockholders. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders virtually present at the special meeting or by proxy may authorize adjournment of the special meeting to another date.
Q.
What happens to the Public Warrants I hold if I vote my shares of SilverBox Common Stock against approval of the Business Combination Proposal and validly exercise my redemption rights?

A.
Properly exercising your redemption rights as a SilverBox stockholder does not result in either a vote “FOR” or “AGAINST” the Business Combination Proposal. If the Business Combination is not approved and completed, you will continue to hold your Public Warrants, and if SilverBox does not otherwise consummate an initial business combination by June 2, 2023 or obtain the approval of SilverBox stockholders to extend the deadline for SilverBox to consummate an initial business combination, SilverBox will be required to dissolve and liquidate, and your Public Warrants will expire and be worthless.

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
SilverBox will pay the cost of soliciting proxies for the special meeting of stockholders. SilverBox has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. SilverBox has agreed to pay Morrow Sodali a fee of $40,000. SilverBox’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.
Who can help answer my questions?

A.
If you have questions about the Stockholder Proposals, or if you need additional copies of this proxy statement/prospectus, the proxy card or the consent card, you should contact our proxy solicitor at: sbea@investor.morrowsodali.com. To obtain timely delivery, SilverBox’s stockholders and warrant holders must request the materials no later than five business days prior to the special meeting.

Morrow Sodali LLC
333 Ludlow Street, 5th Floor
South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call collect: (203) 658-9400
E-mail: sbea@investor.morrowsodali.com
You may also obtain additional information about SilverBox from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to SilverBox’s transfer agent prior to 5:00 p.m., Eastern Time, February 1, 2022, the second business day prior to the special meeting of stockholders. If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the Business Combination, you should read this entire document carefully, including the Business Combination Agreement attached as Annex A to this proxy statement/prospectus. The Business Combination Agreement is the legal document that governs the Business Combination and the other transactions that shall be undertaken in connection with the Business Combination. It is also described in detail in this proxy statement/prospectus in the section entitled “Business Combination Agreement.”
The Parties to the Business Combination
BRCC
BRCC is a veteran-owned company serving premium coffee, content and merchandise to active military, veterans, first responders, and those who love America. Our mission-driven brand is devoted to cause-related content that informs, inspires, entertains, and builds our community. We are committed to producing great coffee that consumers love, and high-quality merchandise that enables our community to showcase the brand. By consistently delivering exceptional products and content, we have built and retained a strong following of loyal customers throughout the United States. We are committed to supporting those who serve and producing quality products and content for our customers.
We utilize a three-pronged approach to craft a unique brand that resonates with our customer base and enhances brand loyalty: Inform, Inspire, and Entertain. We want our audience to love coffee as much as we do, so we simply inform them on all the awesome facets to coffee that we can think of. We take pride in the coffee we roast, the veterans we employ and the causes we support. We give back to the community and are committed to support those who serve. The Entertain marketing strategy drives brand excitement, along with valuable customer insights and data.
We own two roasting facilities, one focused on large batch and the other on small batch. The coffee beans are roasted in-house in the US to ensure consistency and quality of product. Our coffee beans have an 83-point grade or higher and are sourced only from the highest quality suppliers. Our state-of-the-art equipment guarantees freshness and offers significant capacity for expansion.
We have experienced strong revenue growth since inception. Revenue increased to $164 million for the year ended December 31, 2020, from $82 million for the year ended December 31, 2019, representing growth of 100%. Growth in the year ended December 31, 2020 was primarily driven by a significant expansion of our customer base.
Our omnichannel distribution strategy has three key components: Direct to Consumer (“DTC”), Wholesale, and Outposts. Our DTC channel includes our e-commerce business, through which consumers order our products online and products are shipped to them. Our Wholesale channel includes products sold to an intermediary such as convenience, grocery, drug, and mass merchandise stores, as well as outdoor, DIY, and lifestyle retailers, who in turn sell those products to consumers. Our Outpost channel includes revenue from our company-operated and franchised Black Rifle Coffee retail coffee shop locations. Revenue is driven primarily by our DTC channel which contributed to approximately 84% and 90% of our total revenue in 2020 and 2019, respectively.
Authentic Brands LLC, a Delaware limited liability company, was formed on June 5, 2018 and is the indirect parent of Black Rifle Coffee Company LLC, the indirect subsidiary through which Authentic Brands conducts substantially all of its business. The mailing address of Authentic Brands’ principal executive office is 1144 500 W, Salt Lake City, Utah 84101.
SilverBox
SilverBox is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses referred to throughout this proxy statement/prospectus as its initial business combination.

The SilverBox Units, SilverBox Class A Common Stock and Public Warrants are currently listed on Nasdaq under the symbols “SBEAU,” “SBEA” and “SBEAW,” respectively.
The mailing address of SilverBox’s principal executive office is 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746 and its telephone number is (512) 575-3637.
PubCo
BRC Inc., a Delaware corporation, was formed on October 26, 2021 to consummate the Business Combination. In connection with the Business Combination, BRC Inc. will be converted into a public benefit corporation under the laws of the State of Delaware and adopt the Proposed Charter. Following the Business Combination, PubCo will own Company Units and will be the managing member of Authentic Brands. PubCo intends to apply to list the PubCo Class A Common Stock and the PubCo Warrants on the NYSE under the symbols “BRCC” and “BRCC WS,” respectively, upon the Closing.
The mailing address of PubCo’s principal executive office is 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746. Following the consummation of the Business Combination, PubCo’s principal executive offices will be 1144 500 W, Salt Lake City, Utah 84101.
Merger Subs
Merger Sub 1 and Merger Sub 2 are each a Delaware limited liability company formed on October 26, 2021 and a wholly owned subsidiary of PubCo and SilverBox, respectively. The Merger Subs were formed solely for the purpose of effectuating the Business Combination. None of the Merger Subs own any material assets or conduct any business activities other than activities incidental to effectuating the Business Combination.
Blocker
Blocker was incorporated in Delaware on November 16, 2020 in connection with an investment in preferred units and common units in Authentic Brands. Blocker has not conducted any business activities other than activities incidental to Blocker’s ownership of equity interests in Authentic Brands.
The Business Combination
The Business Combination Agreement
On November 2, 2021, SilverBox entered into the Business Combination Agreement with Authentic Brands, Blocker, PubCo, Merger Sub 1 and Merger Sub 2, pursuant to which SilverBox agreed to combine with Authentic Brands in the Business Combination that will result in PubCo becoming a publicly-traded company on the NYSE and controlling Authentic Brands in an “Up-C” structure.
Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination will be effected in two steps: (a) SilverBox will merge with and into Merger Sub 1 (the “SilverBox Merger”), with Merger Sub 1 surviving the SilverBox Merger as a wholly owned subsidiary of PubCo; and (b) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker (the “Blocker Merger” and, together with the SilverBox Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Blocker surviving as a wholly owned subsidiary of Merger Sub 1. As a result of the Business Combination, PubCo will become a new publicly-traded company on the NYSE and will become the managing member of Authentic Brands in an “Up-C” structure.
The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:
(i)
in the SilverBox Merger, (x) each share of SilverBox Class A Common Stock and SilverBox Class C Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo Class A Common Stock, (y) each share of SilverBox Class B Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock and PubCo Class C Common Stock, which PubCo Class C Common Stock will have no voting rights and will be restricted and convertible automatically into shares of PubCo Class A Common Stock upon the occurrence of certain events, and (z) each warrant of SilverBox outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one PubCo Warrant, with PubCo assuming SilverBox’s obligations under the existing warrant agreement;
(ii)
immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of Merger Sub 1 and an indirect wholly owned subsidiary of PubCo and each share of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, shares of PubCo Class C Common Stock, and cash; and

(iii)
PubCo will issue to the Continuing Unitholders shares of PubCo’s Class B Common Stock. The PubCo Class B Common Stock to be issued to the Continuing Unitholders is not being registered under the Securities Act and will be issued in reliance upon the exemption provided by Rule 506(b) of Regulation D promulgated under the Securities Act.

As a result of the Business Combination, among other things:
(i)
PubCo will hold Company Units and will be admitted as the managing member of Authentic Brands; and

(ii)
the Continuing Unitholders will hold (i) Company Common Units that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) Company Restricted Units, and (iii) a number of shares of PubCo Class B Common Stock corresponding to the number of Company Common Units held.

For more information about the Business Combination Agreement, see the section entitled “The Business Combination Agreement.”
Other Agreements Related to the Business Combination Agreement
LLC Agreement
At the Closing, PubCo and the other holders of Company Units will enter into the LLC Agreement. The operations of Authentic Brands, and the rights and obligations of the holders of the Company Units, will be set forth in the LLC Agreement. The form of the LLC Agreement is attached to this proxy statement/prospetus as Annex E.
Under the LLC Agreement, Authentic Brands will be managed by PubCo. Except as otherwise specifically required under the LLC Agreement, PubCo will have full and complete control of all affairs of Authentic Brands. PubCo will manage and control all business activities and operations of Authentic Brands and control the day-to-day management of the business of Authentic Brands and its subsidiaries. In addition, the LLC Agreement will provide, among other things, that the holders of the Company Common Units (other than PubCo and its subsidiaries) will have the right to require Authentic Brands to redeem all or a portion of such Company Common Units, together with the cancellation of an equal number of shares of PubCo Class B Common Stock, for an equal number of shares of PubCo Class A Common Stock, or a corresponding amount of cash, in each case contributed to Authentic Brands by PubCo, provided that PubCo may elect to effect a direct exchange of such cash or PubCo Class A Common Stock for such Company Common Units in lieu of any such redemption, all in accordance with the terms and subject to certain restrictions set forth in the LLC Agreement.
For more information on the LLC Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — LLC Agreement.”

Tax Receivable Agreement
The redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker are expected to produce favorable tax attributes for PubCo. The resulting anticipated tax basis adjustments are likely to increase (for applicable income tax purposes) PubCo’s depreciation and amortization deductions and therefore reduce the amount of income tax it would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent the tax basis is allocated to those assets.
Concurrently with the completion of the Business Combination, PubCo will enter into the Tax Receivable Agreement, in substantially the form attached to this proxy statement/prospectus as Annex F. Pursuant to the Tax Receivable Agreement, PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre- existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. Further, to the extent that PubCo does not make payments under the Tax Receivable Agreement when due, as a result of having insufficient funds or otherwise, interest will generally accrue at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points until paid. Nonpayment of PubCo’s obligations for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement, and therefore may accelerate payments due under the Tax Receivable Agreement resulting in a lump-sum payment, which may be substantial. If PubCo does not have sufficient funds to pay its obligations under the Tax Receivable Agreement, it may have to borrow funds and thus its liquidity and financial condition could be materially and adversely affected.
The increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges or redemptions, the price of PubCo Class A Common Stock at the time of the exchange or redemption, whether such exchanges or redemptions are taxable, the amount and timing of the taxable income PubCo generates in the future, the U.S. federal and state tax rates then applicable, and the portion of its payments under the Tax Receivable Agreement constituting imputed interest. Payments under the Tax Receivable Agreement are expected to give rise to certain additional tax benefits attributable to either further increases in basis or in the form of deductions for imputed interest, depending on the circumstances. Any such benefits are covered by the Tax Receivable Agreement and will increase the amounts due thereunder. In addition, the Tax Receivable Agreement will provide for interest, generally at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points, accrued from the due date (without extensions) of PubCo’s U.S. federal income tax return for the year to which the payment relates to the date of payment under the Tax Receivable Agreement.
PubCo anticipates that the payments that it will be required to make under the Tax Receivable Agreement may be substantial, and any such payments will reduce cash that would otherwise have been available to PubCo for other uses, some of which could benefit the Pubco stockholders. To the extent that PubCo is unable to make timely payments under the Tax Receivable Agreement for any reason, the unpaid amounts will be deferred and will accrue interest until paid. Nonpayment for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement and therefore may accelerate payments due under the Tax Receivable Agreement. Furthermore, PubCo’s future obligation to make payments under the Tax Receivable Agreement could make it a less attractive target for an acquisition, particularly in the case of an acquirer that cannot use some or all of the tax benefits that may be deemed realized under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that PubCo determines. Although PubCo is not aware of any issue that would cause the U.S. Internal Revenue Service, or IRS, to challenge a tax basis increase or other tax attributes subject to the Tax Receivable Agreement, if any subsequent disallowance of tax basis or other benefits were so determined by the IRS, generally PubCo would not be reimbursed for any payments previously made under the Tax Receivable Agreement (although it would generally reduce future amounts otherwise payable under the Tax Receivable Agreement). As a result, the amounts that PubCo may significantly exceed the actual tax savings that it ultimately realizes. PubCo may need to incur debt to finance payments under the Tax Receivable Agreement to the extent its cash resources are insufficient to meet its obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise. In these situations, PubCo’s obligations under the Tax Receivable Agreement could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that PubCo will be able to finance its obligations under the Tax Receivable Agreement.
The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless PubCo exercises its right (with the consent of a majority of its disinterested directors and of the Agent under the Tax Receivable Agreement) to terminate the Tax Receivable Agreement for an amount representing the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement or certain other acceleration events occur.
For more information on the Tax Receivable Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Tax Receivable Agreement.”
Investor Rights Agreement
The Business Combination Agreement contemplates that, at the Closing, PubCo, the Sponsor, Engaged Capital and certain of its affiliates, BRCC Founder, the Forward Purchase Investors, and certain other equityholders of PubCo will enter into an Investor Rights Agreement, pursuant to which, among others, so long as the BRCC Founder and the Forward Purchase Investors continue to own a specified percentage of PubCo Class A Common Stock and/or Company Common Units, then such holder will have the right to designate for nomination by the board of directors the number of candidates for election to the board of directors specified in the Investor Rights Agreement. In addition, for a period of five years following the Closing, the Sponsor, the Forward Purchase Investors and certain other equityholders party to the Investor Rights Agreement agree to vote as directed by the BRCC Founder on the election and removal of directors. The Investor Rights Agreement also provides that certain specific action as set forth therein shall be approved by a vote of two thirds of the directors then in office. In addition, the Investor Rights Agreement provides that PubCo will agree to register for resale, certain shares of PubCo Class A Common Stock and other equity securities of PubCo that are held by the parties thereto from time to time. The Investor Rights Agreement provides for underwritten offerings and piggyback registration rights, in each case subject to certain limitations set forth therein.
For more information on the Investor Rights Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Investor Rights Agreement.”
Transaction Support Agreements
Concurrently with the execution and delivery of the Business Combination Agreement, SilverBox, PubCo, Authentic Brands and Blocker entered into Transaction Support Agreements (collectively, the “Transaction Support Agreements”) with certain Authentic Brands members and Blocker stockholders. Pursuant to the Transaction Support Agreements, Authentic Brands members and the Blocker stockholders agreed to, among other things, vote to adopt and approve, as soon as reasonably practicable after (but no later than two business days after) the effectiveness of the Registration Statement, the Business Combination Agreement and all other documents and transactions contemplated thereby, in each case, subject to the terms and conditions of the Transaction Support Agreements, and vote against any alternative merger, purchase of assets or proposals that would impede, frustrate, prevent or nullify any provision of the Business Combination, the Business Combination Agreement or the Transaction Support Agreements or result in a breach of any covenant, representation, warranty or any other obligation or agreement thereunder.

For more information on the Transaction Support Agreements, please see the section entitled “Certain Agreements Related to the Business Combination — Transaction Support Agreements.”
Sponsor Letter Agreement
Concurrently with the execution of the Business Combination Agreement, Authentic Brands, PubCo and the Sponsor entered into the Sponsor Letter Agreement, pursuant to which the Sponsor has unconditionally and irrevocably agreed to, among other things: (a) vote at any meeting of the stockholders of SilverBox, and in any action by written resolution of the stockholders of SilverBox, all of the SilverBox Class B Common Stock held by the Sponsor to approve the Business Combination and all related transactions and proposals; (b) withhold consent with respect to any matter, action or proposal that would reasonably be expected to result in a material breach of any of the Sponsor’s covenants, agreements or obligations under the Business Combination Agreement, or any of the Business Combination Closing conditions not being satisfied; (c) waive any rights to adjustment or other anti-dilution or similar protections with respect to the rate that the SilverBox Class B Common Stock held by the Sponsor will convert into SilverBox Class A Common Stock in connection with the Business Combination and related transactions, including the PIPE Investment; (d) forfeit 1,158,500 shares of PubCo Class A Common Stock at the Business Combination Closing, and that after the Business Combination Closing an aggregate of 1,241,250 shares of PubCo Class C Common Stock will be non-transferrable and remain subject to forfeiture and cancellation; (e) donate 332,750 shares of PubCo Class A Common Stock to the BRCC Fund, and, subject to the concurrent donation by certain current Authentic Brands equityholders of at least 100,000 shares of PubCo Common Stock (or, at their election, Company Common Units) to the BRCC Fund, donate an additional 100,000 shares of PubCo Class A Common Stock to the BRCC Fund; (f) forfeit up to 2,068,750 shares of PubCo Class A Common Stock to the extent the aggregate cash proceeds available for release to SilverBox from the Trust Account (after giving effect to all redemptions of shares of SilverBox Class A Common Stock), plus gross proceeds from the PIPE Investment and the Forward Purchase Investment, is less than $445,000,000, with (x) a corresponding decrease in the number of Company Units held by PubCo and (y) a corresponding increase in the number of Company Common Units held by the Continuing Unitholders; and (g) certain provisions with respect to restricted PubCo shares to be held by Sponsor, including with respect to conversion, dividends and potential cancellation and forfeiture; in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.
For more information on the Sponsor Letter Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Sponsor Letter Agreement.”
Amended and Restated Forward Purchase Agreement
Concurrently with the execution of the Business Combination Agreement, SilverBox entered into the Amended and Restated Forward Purchase Agreement (the “Forward Purchase Agreement”) with Engaged Capital, a member of SilverBox’s sponsor, in its capacity as investment advisor on behalf of investment funds and accounts managed by Engaged Capital (collectively, the “Forward Purchase Investors”), and Authentic Brands, pursuant to, and on the terms and subject to the conditions of, which the Forward Purchase Investors have collectively subscribed for 10,000,000 shares of SilverBox Class C Common Stock (the “Forward Purchase Shares”) at a price of $10.00 per share or an aggregate purchase price of $100,000,000 (the “Forward Purchase Investment”). The PubCo Class A Common Stock to be issued in exchange for the SilverBox Class C Common Stock is not being registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The Forward Purchase Investors have been granted registration rights with respect to the PubCo Class A Common Stock issued in exchange for their SilverBox Class C Common Stock in the SilverBox Merger.
For more information on the Amended and Restated Forward Purchase Agreement, please see the section entitled “Certain Agreements Related to the Business Combination — Amended and Restated Forward Purchase Agreement.”
PIPE Subscription Agreements
Concurrently with the execution of the Business Combination Agreement, SilverBox entered into subscription and backstop agreements (collectively, the “PIPE Subscription Agreements”) with various accredited investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for up to 20,000,000 shares of SilverBox Class C Common Stock at a price of $10.00 per share or an aggregate purchase price of up to $200 million (the “PIPE Investment”), consisting of (i) 10,000,000 shares to be purchased and issued prior to the Closing and (ii) up to an additional 10,000,000 shares to be purchased and issued prior to the Closing to the extent that the SilverBox Stockholder Redemptions exceed $100,000,000. The PubCo Class A Common Stock to be issued in exchange for the SilverBox Class C Common Stock is not being registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The PIPE Investors have been granted registration rights with respect to the PubCo Class A Common Stock issued in exchange for their SilverBox Class C Common Stock in the SilverBox Merger.
For more information on the PIPE Subscription Agreements, please see the section entitled “Certain Agreements Related to the Business Combination — PIPE Subscription Agreements.”
Interests of SilverBox’s Directors and Officers in the Business Combination
SilverBox’s board of directors and officers may have interests in the Business Combination that are different from, in addition to, or in conflict with, yours. These interests include:
•
the beneficial ownership of the Sponsor of an aggregate of 7,033,750 Sponsor Shares (including 1,241,250 shares subject to vesting and after giving effect to the agreed upon forfeiture of 1,158,500 Sponsor Shares and assuming 432,750 Sponsor Shares are donated to the BRCC Fund upon the consummation of the Business Combination) and 6,266,667 Private Placement Warrants, which shares and warrants would become worthless if SilverBox does not complete a business combination within the applicable time period, as the Sponsor, SilverBox’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor did not receive any compensation in exchange for this agreement to waive its redemption rights. Each of SilverBox’s directors and officers are members of the Sponsor and, as such, have an indirect interest in the Sponsor Shares. SilverBox’s independent directors collectively have an indirect interest of less 2% in the Sponsor Shares. Such shares and warrants have an aggregate market value of approximately $71.5 million and $9.4 million, respectively, based on the closing price of SilverBox Class A Common Stock of $10.17 on Nasdaq and the closing of the Public Warrants of $1.50 on Nasdaq on January 3, 2022, the record date for the special meeting of stockholders;

•
the Sponsor paid an aggregate of $25,000 ($0.003 per share) for the Sponsor Shares which will have a significantly higher value at the time of the Business Combination, if it is consummated. If SilverBox does not consummate the Business Combination or another initial business combination by June 2, 2023, and SilverBox is therefore required to be liquidated, these shares would be worthless, as Sponsor Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the purchase price of $0.003 that the Sponsor paid for the Sponsor Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of PubCo after the Closing falls below the price initially paid for the Units in the IPO and the Public Stockholders experience a negative rate of return following the Closing;

•
the Sponsor paid $9,400,000 for its private warrants, which would be worthless if a business combination is not consummated by June 2, 2023;

•
the Sponsor and SilverBox’s directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Sponsor and SilverBox’s directors and officers would lose their entire investment. As a result, the Sponsor as well as SilverBox’s directors or officers may have a conflict of interest in determining whether Authentic Brands is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. SilverBox’s board of directors was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to Public Stockholders that they approve the Business Combination;

•
SilverBox’s board of directors will not receive reimbursement for any out-of-pocket expenses incurred by them on SilverBox’s behalf incident to identifying, investigating and consummating the Business Combination to the extent such expenses exceed the amount required to be retained in the Trust Account, unless the Business Combination is consummated, though there have been no material out-of-pocket expenses subject to reimbursement and SilverBox does not anticipate any such expenses prior to the Closing;

•
the Sponsor has entered into the Sponsor Letter Agreement pursuant to which the Sponsor has already agreed to vote its shares in favor of the Business Combination;

•
certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, which is a member of the Sponsor, are participating in the PIPE Investment, and investment funds and accounts managed by Engaged Capital have agreed to purchase the Forward Purchase Shares;

•
the continuation of Glenn Welling as a director of PubCo;

•
the Investor Rights Agreement will be entered into by the Sponsor and Engaged Capital and certain of its affiliates; and

•
the continued indemnification of the current directors and officers of SilverBox following the Business Combination and the continuation of directors’ and officers’ liability insurance following the Business Combination.

These interests may influence SilverBox’s board of directors in making their recommendation that you vote in favor of the approval of the Stockholder Proposals. You should also read the section titled “Proposal No. 1 — The Business Combination Proposal — The Business Combination — Interests of SilverBox’s Directors and Officers in the Business Combination.”
Reasons for the Approval of the Business Combination
SilverBox was organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
In evaluating the Business Combination, SilverBox’s board of directors consulted with SilverBox’s management and considered a number of factors. In particular, SilverBox’s board of directors considered, among other things, the following factors, although not weighted or in any order of significance:
•
Authentic and Passionate Focus on Company Mission.   Authenticity of BRCC’s mission of supporting and employing veterans drives customer loyalty and employee retention. The company’s experienced management team has a meaningful focus on the company’s mission. BRCC and the Sponsor together intend to donate over 530,000 shares to support veteran causes.

•
Mission-Driven Lifestyle Brand with Loyal Customer Base.   BRCC is an attractive consumer brand with national recognition and industry-leading retention. It has a growing, loyal customer base with broad geographic and demographic appeal. It has a large and differentiated social media following that drives consistent engagement. BRCC benefits from a NPS of 78, which BRCC management believes is on par with best-in-class lifestyle brands.

•
Attractive Omnichannel Model with Recurring Revenue Base and Multiple Venues for Growth.   BRCC serves its customers through multiple channels. Its direct-to-consumer channel generates subscription-based revenues, with a growing customer base and low churn. Its wholesale channel is growing, with an expanding roster of retail partners. BRCC has developed a canned RTD product into a top 4 brand within 18 months after its launch, with substantial potential for market share growth. Its outpost channel is characterized by attractive unit economics, with significant opportunities for new stores.

•
Highly Scalable Platform Primed to Deliver Profitable Growth.   BRCC generated revenues of $164 million in 2019, which grew 100% from 2018 to 2019, with gross margins of 43%. BRCC management believes there is significant opportunity for not only continued growth, but the margin improvement for profitable growth.

•
Public Company Positioning and Readiness.   SilverBox’s board of directors believes BRCC is well-positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

•
Experienced and Capable Management Team.   Following completion of the Business Combination, BRCC will continue to be led by the proven senior management team as prior to the Business Combination.

•
Attractive Valuation.   SilverBox’s board of directors’ determination that if BRCC is able to meet its financial forecasts, then SilverBox’s stockholders will have acquired their shares in PubCo at an attractive valuation, which would increase stockholder value.

•
Other Alternatives.   SilverBox’s board of directors’ belief, after a thorough review of other business combination opportunities reasonably available to SilverBox, that the Business Combination represents an attractive potential business combination for SilverBox.

•
Continued Ownership by Holders of BRCC Capital Stock.   SilverBox’s board of directors considered that BRCC’s existing equityholders would continue to be significant stockholders of PubCo after closing of the Business Combination.

In the course of its deliberations, in addition to the various other risks associated with the business of BRCC, as described in the section titled “Risk Factors” appearing elsewhere in this proxy statement/ prospectus, SilverBox’s board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the Business Combination, including the following:
•
Macroeconomic Risks Generally.   Macroeconomic uncertainty, particularly the potential impact of the COVID-19 pandemic and future COVID-19 developments, and the effects they could have on BRCC’s revenues and financial performance.

•
Business Plan and Projections May Not be Achieved.   The risk that BRCC may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of SilverBox and SilverBox’s board of directors. BRCC has experienced rapid growth and increased demand for its products, and BRCC may not be able to properly manage such growth and to meet such demand.

•
BRCC Brand and Reputation.   BRCC’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays BRCC negatively could adversely impact operating results.

•
No Fairness Opinion.   The risk that SilverBox did not obtain an opinion from any independent investment banking or accounting firm that the price SilverBox is paying to acquire BRCC is fair to SilverBox or its stockholders from a financial point of view.

•
Valuation.   The risk that SilverBox’s board of directors may not have properly valued BRCC’s business.

•
Liquidation.   The risks and costs to SilverBox if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in SilverBox being unable to effect a business combination within the completion window, which would require SilverBox to liquidate.

•
Stockholder Vote and Other Actions.   The risk that SilverBox stockholders may object to and challenge the Business Combination and take action that may prevent or delay the closing, including to vote against the Transaction Proposals at the special meeting or redeem their Public Shares.

•
Closing Conditions.   The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within SilverBox’s control.

•
No Survival of Remedies for Breach of Representations, Warranties or Covenants of BRCC.   The terms of the Business Combination Agreement provide that SilverBox will not have any surviving remedies against BRCC or its equityholders after the Closing to recover for losses as a result of any inaccuracies or breaches of BRCC’s representations, warranties or covenants set forth in the Business

Combination Agreement. As a result, SilverBox stockholders could be adversely affected by, among other things, a decrease in the financial performance or worsening of financial condition of BRCC prior to the Closing, whether determined before or after the Closing, without any ability to reduce the number of shares to be issued in the Business Combination or recover for the amount of any damages. SilverBox’s board of directors determined that this structure was appropriate and customary in light of the fact that several similar transactions include similar terms and the current equityholders of BRCC will be, collectively, the majority equityholders in the combined company.
•
Fees and Expenses.   The fees and expenses associated with completing the Business Combination.

•
Exclusivity/Non-Solicit.   The Business Combination Agreement includes a non-solicit provision prohibiting SilverBox from initiating, discussing, or making certain proposals which could lead to an alternative business combination.

•
SilverBox’s Stockholders Holding a Minority Position in the Combined Company.   The fact that existing SilverBox stockholders will hold a minority position in PubCo following completion of the Business Combination and that certain existing BRCC equityholders will have additional governance rights.

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Litigation.   The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•
Redemptions.   The risk that holders of Public Shares would exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account.

•
Listing.   The potential inability to maintain the listing of PubCo’s securities on following the Closing.

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Distraction to Operations.   The risk that the potential diversion of BRCC’s management and employee attention as a result of the Business Combination may adversely affect BRCC’s operations.

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Readiness to be a Public Company.   As BRCC has not previously been a public company, BRCC may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that BRCC will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

•
Risk Factors.   SilverBox’s board of directors considered risks of the type and nature described under the section entitled “Risk Factors.”

This explanation of SilverBox’s board of directors’ reasons for its approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Cautionary Note Regarding Forward-Looking Statements.”
For a more complete description of the SilverBox board of directors’ reasons for approving the Business Combination, including other factors and risks considered by the SilverBox board of directors, see the section entitled “Proposal No. 1 —  The Business Combination Proposal — SilverBox’s Board of Directors’ Reasons for the Approval of the Business Combination.”
Record Date; Persons Entitled to Vote
You will be entitled to vote or direct votes to be cast at the special meeting of stockholders if you owned shares of SilverBox Common Stock at the close of business on January 3, 2022, which is the record date for the special meeting of stockholders. You are entitled to one vote for each share of SilverBox Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 43,125,000 shares of SilverBox Common Stock outstanding, of which 34,500,000 were shares of SilverBox Class A Common Stock and 8,625,000 were shares of SilverBox Class B Common Stock held by the Sponsor.

The Sponsor and the executive officers and directors of SilverBox have agreed to vote all of their shares of SilverBox Common Stock in favor of the Business Combination Proposal and the other Stockholder Proposals. SilverBox’s issued and outstanding Public Warrants do not have voting rights at the special meeting of stockholders.
Quorum
A quorum of SilverBox’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the SilverBox Common Stock outstanding and entitled to vote at the meeting is virtually present in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
As of the record date for the special meeting, 21,562,501 shares of SilverBox Common Stock will be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote online at the virtual special meeting of stockholders. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders virtually present at the special meeting or by proxy may authorize adjournment of the special meeting to another date.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SilverBox believes the Stockholder Proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”
Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting of SilverBox stockholders.
Revoking Your Proxy
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to SilverBox’s secretary prior to the date of the special meeting or by voting online at the virtual special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to SilverBox’s secretary at the above address.
Redemption Rights
Pursuant to the Existing Charter, the Public Stockholders of SilverBox may elect to redeem all or a portion of their Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of permitted withdrawals), divided by the number of then outstanding public shares, subject to the limitations described herein.
As of November 1, 2021, based on funds in the Trust Account of approximately $345 million, this would have amounted to approximately $10.00 per share, excluding the impact of up to $68,626 of interest income available to us to pay taxes. If a Public Stockholder exercises its redemption rights, then such Public Stockholder will be exchanging its shares of SilverBox common stock for cash and will no longer own shares of SilverBox or receive shares in PubCo. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. See the section entitled “Special Meeting of

SilverBox Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash. The amount in the Trust Account is initially anticipated to be $10.00 per public share.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of SilverBox Class A Common Stock or Public Warrants in connection with the Business Combination.
Solicitation of Proxies
SilverBox will pay the cost of soliciting proxies for the special meeting. SilverBox has engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting. SilverBox has agreed to pay Morrow Sodali a fee of $40,000. SilverBox will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. SilverBox also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of SilverBox Common Stock for their expenses in forwarding soliciting materials to beneficial owners of SilverBox Common Stock and in obtaining voting instructions from those owners. SilverBox’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the record date, the Sponsor beneficially owns an aggregate of approximately 20% of the outstanding shares of SilverBox Common Stock. The Sponsor has agreed to vote all of its shares of SilverBox Common Stock in favor of the Business Combination and each of the Stockholder Proposals.
Organizational Structure
Prior to the Business Combination
The following diagram illustrates the ownership structure of SilverBox prior to the Business Combination. The economic and voting interests shown in the diagram do not account for Public Warrants (which will remain outstanding following the Business Combination and may be exercised at a later date).
Following the Business Combination
The following diagram illustrates a simplified version of our organizational structure immediately following the completion of the Business Combination and the dissolution of Blocker. This chart is provided for illustrative purposes only and does not represent all legal entities of Authentic Brands and its affiliates.

Class B Common Stock
• Non-economic
• Voting rights
Continuing Unitholders
Class A Common Stock
• Economic rights
• Voting rights
Class C Common Stock
• Non-voting restricted performance shares
Blocker Shareholders
Class A Common Stock
• Economic rights
• Voting rights
PIPE Investors
Class A Common Stock
• Economic rights
• Voting rights
Class C Common Stock
• Non-voting restricted performance shares
Sponsor
Class A Common Stock
• Economic rights
• Voting rights
Engaged
Class A Common Stock
• Economic rights
• Voting rights
Public
BRC Inc.
Common Units
• Economic rights
• Non-voting
• Exchangeable on 1-for-1 basis for PubCo Class A Common Stock
Restricted Units
• Non-voting unvested performance interests
Sole Managing Member
Common Units
• Economic rights
• Non-voting
Restricted Units
• Non-voting unvested performance interests
Authentic Brands LLC
Black Rifle Coffee Company LLC
Partnership
Corporation
Disregarded Entity / Individual

Following the completion of the Business Combination, as described above, our organizational structure will be what is commonly referred to as an umbrella partnership corporation (or Up-C) structure. This organizational structure will allow the Continuing Unitholders to retain their equity ownership in Authentic Brands, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Company Common Units and Company Restricted Units. Each Continuing Unitholder will also hold a number of shares of PubCo Class B Common Stock equal to the number of Company Common Units held by such Continuing Unitholder, which will have no economic value, but which will entitle the holder thereof to one (1) vote per share at any meeting of the stockholders of PubCo. Those investors who, prior to the Business Combination, held SilverBox Class A Common Stock or SilverBox Class B Common Stock and the Blocker stockholders will, by contrast, hold their equity ownership in PubCo, a Delaware public benefit corporation that is a domestic corporation for U.S. federal income tax purposes. In addition, the parties agreed to structure the Business Combination in this manner for tax and other business purposes, and we do not believe that our Up-C organizational structure will give rise to any significant business or strategic benefit or detriment. See the sections entitled “Risk Factors — Risks Related to PubCo’s Corporate Structure,” “— Risks Related to an Investment in Securities of PubCo” and “— Risks Related to Taxation” for additional information on our organizational structure, including the Tax Receivable Agreement. The LLC Agreement will provide unitholders in Authentic Brands the right to exchange Company Common Units, together with the cancellation of an equal number of shares of PubCo Class B Common Stock, for an equal number of shares of PubCo Class A Common Stock (or cash), subject to certain restrictions set forth therein. The Company Restricted Units held by unitholders in Authentic Brands will be subject to vesting conditions set forth in the LLC Agreement (described below under the heading “Certain Agreements Related to the Business Combination — LLC Agreement”) and will not be exchangeable for PubCo Class A Common Stock or entitled to receive distributions from Authentic Brands until such units vest in accordance with the terms of the LLC Agreement.
Emerging Growth Company
SilverBox is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, SilverBox will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.
Additionally, SilverBox is a “smaller reporting company” as defined in Rule 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements.
PubCo will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of SilverBox’s initial public offering, (b) in which SilverBox has total annual gross revenue of at least $1.07 billion or (c) in which PubCo is deemed to be a large accelerated filer, which, in addition to certain other criteria, means the market value of SilverBox’s common equity that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which PubCo has issued more than $1 billion in non-convertible debt securities during the prior three-year period.
Expected Accounting Treatment of the Business Combination
We expect the Business Combination to be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under the guidance in ASC 805, SilverBox is expected to be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on existing Authentic Brands’ security holders comprising a relative majority of the voting power of PubCo, Authentic Brands’ operations prior to the acquisition comprising the only ongoing operations of PubCo, the majority of the PubCo’s Board being appointed by Authentic Brands’ security holders, and Authentic Brands’ senior management comprising a majority of the senior management of PubCo. Accordingly, the Business Combination is expected to be reflected as the equivalent of SilverBox issuing stock for the net assets of Authentic Brands, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of Authentic Brands.
Regulatory Matters
Under the HSR Act and the rules that have been promulgated thereunder, certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the Federal Trade Commission (“FTC”) and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the two filings of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted.
At any time before or after consummation of the Transaction, notwithstanding termination of the respective waiting periods under the HSR Act, the Department of Justice or the FTC, or any state or foreign governmental authority could take such action under applicable antitrust laws as such authority deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination, conditionally approving the Business Combination upon divestiture of assets, subjecting the completion of the Business Combination to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. SilverBox and Authentic Brands cannot assure you that the Antitrust Division, the FTC, any state attorney general or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, SilverBox and Authentic Brands cannot assure you as to its result.

Neither of SilverBox nor Authentic Brands are aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Summary of Risk Factors
You should consider all the information contained in this proxy statement/prospectus in deciding how to vote for the proposals presented in this proxy statement/prospectus. These risks are discussed more fully in the section entitled “Risk Factors” following this summary. If any of these risks actually occur, Authentic Brands’, SilverBox’s or PubCo’s business, financial condition or results of operations would likely be materially adversely affected. These risks include, but are not limited to, the following:
Risks Related to BRCC’s Business
•
BRCC’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays BRCC negatively could adversely impact operating results. Negative publicity may arise for various reasons, whether true or not, including, but not limited to, complaints about product quality, safety, or sanitation; company policies; adverse litigation; employment practices; employee actions; actions taken by customers; social media posts; and actions taken by third party business partners.

•
BRCC promotes itself as a supportive member of the veteran and military community, and actively participates in this community through donations, hiring commitments, and other events. Failure by BRCC to maintain this strong branding could negatively impact BRCC’s business. Additionally, any other factors which may negatively impact perception of the brand, including factors listed elsewhere in this summary, may harm BRCC.

•
BRCC’s growth strategy depends on the successful execution of its strategic initiatives, and its limited operating history may make it difficult to accurately evaluate future risks and challenges.

•
BRCC may not always be successful in its marketing efforts. Failed marketing campaigns can incur costs without the benefit of attracting new customers or realizing higher revenue.

•
Launching and promoting new products is expensive and time-consuming and BRCC may not always succeed in bringing new products to market.

•
Failure to attract new customers or retain existing customers, or failure to do so in a cost-effective manner, may result in an inability to increase sales and harm to our business.

•
BRCC relies heavily on social media to advertise and engage with BRCC’s customers. Using social media platforms for advertisements carries a number of associated risks, including dependence on the third party platforms to maintain their platforms in a manner that benefit BRCC’s marketing strategies. Additionally, BRCC is subject to the laws and regulations that govern the use of these platforms and is subject to the risks of improper use.

•
BRCC relies on its employees to provide a high-quality customer experience, and any failure on behalf of BRCC to cater to the consumer experience could harm the brand.

•
BRCC is heavily dependent on its direct to consumer revenue channel for success, and this revenue channel relies on third party logistics to succeed. Decrease in success of the direct to consumer revenue channel or any failure or impediment on behalf of third party logistics providers could harm BRCC.

•
BRCC relies on co-manufactures to supply some of its products, and a loss of one or more of these partners, or failure of these partners to fulfill their contractual obligations, could harm BRCC.

•
BRCC depends on a single co-manufacturer, and single key broker relationship, for the development, production, and distribution of its Ready-to-Drink products. Failure to maintain this relationship could result in harm to BRCC.

•
BRCC relies on its wholesale channel partners to effectively distribute its products. Failure on behalf of its third party partners to effectively manage or distribute BRCC’s products, such as by effectively displaying or presenting our products, grow or promote the brand, provide satisfactory consumer experiences, or fulfill their contractual obligations could harm BRCC. Failure by BRCC to maintain and develop these business relationships could harm our business.

•
BRCC relies on a number of third parties in the supply chain of coffee, store supplies, or merchandise to produce or deliver its products, and failure by these third parties to efficiently operate could adversely impact BRCC.

•
BRCC is heavily dependent on the market for high-quality Arabica coffee beans and other commodities, and changes in these markets that increase costs or reduce supply, such as through adverse weather, natural disasters, crop disease, political unrest, and other economic conditions, could harm BRCC’s operating results.

•
BRCC’s success is dependent upon certain financial conditions and any number of factors outside BRCC’s control could negatively impact BRCC’s results of operations. These factors include, but are not limited to, fluctuations in the cost and availability of real estate, labor, raw materials, equipment, transportation, or shipping; pricing pressure; changes in consumer preferences; natural or man-made disasters, pandemics, social unrest, war, or political instability; adverse litigation outcomes; or changes in consumer discretionary spending. Money available for consumer discretionary spending may be affected by job losses, inflation, higher taxes, changes in federal economic policy, and other macroeconomic or political events.

•
BRCC possesses personal, financial, and other confidential data from customers and employees, and if that data is compromised or loss, even through the actions of third parties, BRCC could be subject to litigation, liability, and reputational damage.

•
BRCC may not be able to compete successfully with other producers and retailers of coffee. Some of BRCC’s competitors are longer-established, have greater brand recognition, and have substantially greater financial, technological, roasting, sale, distribution, and other resources.

•
BRCC’s growth strategy depends in part on opening new retail coffee shops. The success of new shops is dependent on a variety of factors, including, but not limited to, consumer preferences, availability of retail space, leasing conditions, construction and equipment costs, and local permitting, licensing, zoning, and other requirements and regulations. There is no guarantee that new retail shops will be successful, and new retail shops could entail high costs without realized profits.

•
BRCC has experienced rapid growth and increased demand for its products. Failure to properly manage this growth and manage BRCC’s relationships with its various business partners, or failure to accurately forecast our results of operations and growth rate, could harm BRCC’s operating results.

•
BRCC depends heavily on information technology and its ability to process data in order to sell goods and services. Failure to protect against software or hardware vulnerabilities, as well as disruption, for any reason, to these information technology systems, could result in operating losses, privacy and security breaches, loss of customers, liability, and other negative impacts to the business.

•
BRCC holds various forms of intellectual property, including trademarks, trade names, and service marks. BRCC’s success is partially dependent upon its ability to build brand recognition using these marks and to protect its intellectual property from infringement and misuse.

•
If BRCC becomes party to litigation or legal proceedings, BRCC could be exposed to significant liabilities and suffer substantial negative impacts to its reputation or business.

•
BRCC’s success is dependent upon evolving consumer preferences and tastes, and shifts in consumer spending, lack of interest in new products, or changes in brand perception can negatively affect consumer demand for BRCC’s products.

•
BRCC is subject to a variety of food safety regulations, and failure to adequately maintain food safety or quality, or reports that BRCC had safety issues or failed to implement proper safety measures, whether true or not, could result in loss of customers, regulatory warnings, food recalls, and other adverse outcomes that could impact BRCC’s profitability.

•
BRCC plans to expand into new domestic and international markets, and failure to successfully integrate into these new markets could affect BRCC’s profitability.

•
BRCC is subject to the risks associated with leasing space subject to long-term non-cancelable leases and with respect to real property that BRCC itself owns.

•
BRCC relies in part on the success of its franchise partners, over whom BRCC has limited control with respect to their operations. Failure on behalf of BRCC’s franchise partners to successfully manage their franchises or effectively represent BRCC and its brand could harm BRCC’s business results.

•
BRCC must maintain adequate operational and financial resources, especially if BRCC continues to grow, in order to maintain its current market performance. BRCC depends on cash generated from our operations to support our growth, and we may need to raise additional capital, which may not be available on acceptable terms.

•
Pandemics or disease outbreaks, such as the COVID-19 pandemic, could adversely affect BRCC’s business by disrupting supply chains, negatively impacting consumer preferences and spending, and reducing foot traffic to BRCC’s retail coffee shops and wholesale channel partners.

Risks Related to BRCC’s People and Culture
•
BRCC depends on its executive officers and other key employees, and the loss of one or more of these individuals, or the inability to attract and retain suitable replacements, could harm BRCC’s business.

•
BRCC’s success relies heavily on its ability to hire and retain qualified employees, and changes in the availability and the cost of labor could harm its operating results.

•
BRCC maintains a goal of hiring 10,000 veterans. Failure to meet this goal could adversely affect our employee relationships and reputation among consumers. Furthermore, BRCC’s workplace atmosphere, which permits the carry of firearms, present inherent dangers that may subject BRCC to liability.

•
If BRCC’s employees were to unionize, and if collective bargaining agreement terms were significantly different than current compensation agreements, BRCC’s operating results could suffer.

Risks Related to BRCC’s Regulation and Litigation
•
BRCC and its franchise partners are subject to various federal, state, and local laws and regulations. These laws include the FLSA, FMSA, and ADA, as well as laws relating to food and beverage safety, zoning, licenses and permits, employment, franchising, and those enumerated below, among others. Failure to comply with applicable laws and regulations could result in liability for BRCC.

•
BRCC is subject to laws and regulations from the FDA and FTC governing food and beverage labeling and misleading advertisements. If BRCC mislabels its products or advertises in a way that is untruthful or misleading, BRCC may be subject to liability.

•
BRCC and its vendors collect, store, process, and use personal and payment information and other customer data, which subjects us to a variety of laws, regulations, and industry standards relating to data processing, protection, privacy, and security. The actual or perceived failure by BRCC, its customers, or its vendors to comply with such laws, regulations, or industry standards may harm BRCC’s results of operations.

•
Beverage and restaurant companies have been the target of class action lawsuits and other proceedings. BRCC, as a participant in this market, is subject to those same risks, whether liable or not. Lawsuits and proceedings are costly, divert management attention, and could result in negative public perception, regardless of the validity of claims, and therefore implementation of any proceedings could harm BRCC.

•
BRCC is subject to numerous statutory, regulatory, and other legal requirements regarding accounting practices. Failure to comply with these requirements, or changes in these requirements, could negatively impact BRCC’s operating and financial results.

•
BRCC is subject to taxes by the U.S. federal, various state, and various local tax authorities. Changes in BRCC’s tax liability could negatively impact BRCC’s operating and financial results.

•
BRCC is subject to laws and regulations that govern the display and provision of nutritional information of its products. Failure to comply with these requirements or adverse consumer perceptions based on health information could negatively impact BRCC’s operating results.

Other Risks
•
PubCo will be required under the Tax Receivable Agreement to pay the Continuing Unitholders of Authentic Brands for certain tax savings it may realize, and it is expected that the payments PubCo will be required to make may be substantial. Any such payments will reduce cash that would otherwise have been available to PubCo for other uses. The amounts that PubCo may be required to pay under the Tax Receivable Agreement may be accelerated in certain circumstances and may also significantly exceed the actual tax savings that it ultimately realizes. Generally, PubCo will not be reimbursed for any payments made under the Tax Receivable Agreement in the event that any tax benefits are disallowed.

•
Upon consummation of the Business Combination, PubCo will be a public benefit corporation and PubCo’s focus on its public benefit purpose and PubCo’s directors’ fiduciary duty to not only consider its stockholders’ interest may negatively impact PubCo’s financial performance.

•
Certain anti-takeover provisions included in the Proposed Charter and Proposed Bylaws, which may delay or discourage takeover attempts that stockholders may consider favorable.

•
BRCC’s management has limited experience in operating a public company.

•
SilverBox’s executive officers and directors have potential conflicts of interests in recommending that stockholders vote in favor of approval of the Business Combination Proposal.

•
SilverBox’s board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination.

SELECTED HISTORICAL FINANCIAL INFORMATION OF AUTHENTIC BRANDS
The selected consolidated historical statements of operations data of Authentic Brands for the years ended December 31, 2020 and 2019 and the historical consolidated balance sheet data as of December 31, 2020 and 2019 are derived from Authentic Brands’ audited consolidated financial statements included elsewhere in this proxy statement/prospectus. The selected consolidated historical statements of operations data of Authentic Brands for the nine months ended September 30, 2021 and 2020 and the consolidated historical balance sheet data as of September 30, 2021 are derived from Authentic Brands’ unaudited interim consolidated financial statements included elsewhere in this proxy statement/prospectus. In Authentic Brands’ management’s opinion, the unaudited interim consolidated historical financial statements include all adjustments necessary to state fairly Authentic Brands’ financial position as of September 30, 2021 and the results of operations for the nine months ended September 30, 2021 and 2020.
Authentic Brands’ historical results are not necessarily indicative of the results that may be expected in the future and Authentic Brands’ results for the nine months ended September 30, 2021 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2021 or any other period. You should read the following selected consolidated historical financial data together with the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Authentic Brands” and Authentic Brands’ financial statements and related notes included elsewhere in this proxy statement/prospectus.
(in thousands)	Nine Months Ended September 30,		Fiscal Year December 31,
	2021	2020	2020	2019
	($ in thousands)
Statement of Operations Data:	(Unaudited)
Revenue, net	$161,253	$104,003	$163,909	$82,128
Total operating expenses	72,518	41,043	63,629	35,821
Net income (loss) from continuing operations	(7,510)	4,395	5,780	(116)
Total other expense	(1,595)	(909)	(1,274)	(642)
State income tax expense	133	141	185	14
Net income (loss)	(9,238)	3,345	4,321	(772)
Statement of Cash Flow Data:
Net cash provided by (used in) operating activities	(10,654)	3,638	11,546	4,144
Net cash used in investing activities	(11,755)	(7,205)	(9,760)	(1,106)
Net cash provided by (used in) financing activities	769	8,955	28,811	(2,166)
(in thousands)	As of September 30, 2021	As of December 31,
		2020	2019
Balance Sheet Data:
Total assets	$80,305	$72,542	$18,711
Total liabilities	69,191	46,437	19,960
Total preferred equity	142,790	128,983	—
Total members’ deficit	(131,676)	(102,878)	(1,249)
Non-GAAP Financial Measures
To evaluate the performance of our business, we rely on both our results of operations recorded in accordance with GAAP and certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These measures, as defined below, are not defined or calculated under principles, standards or rules that comprise GAAP. Accordingly, the non-GAAP financial measures we use and refer to should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definitions of EBITDA and Adjusted EBITDA described below are specific to our business and you should not assume that they are comparable to similarly titled financial measures of other companies. We define EBITDA as net income (loss) before interest, state income taxes, depreciation and amortization expense. We define Adjusted EBITDA as EBITDA, as adjusted for stock-based compensation expense, capital raising activities, and costs associated with implementation and material developments to our enterprise systems. When used in conjunction with GAAP financial measures, we believe that EBITDA and Adjusted EBITDA are useful supplemental measures of operating performance because it facilitates comparisons of historical performance by excluding non-cash items such as stock-based payments and other non-recurring amounts not directly attributable to our primary operations. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. EBITDA and Adjusted EBITDA have limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) they do not reflect changes in, or cash requirements for, our working capital needs, (ii) they not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) they do not reflect our tax expense or the cash requirements to pay our taxes, (iv) they do not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although stock-based compensation expenses are non-cash charges, BRCC relies on equity compensation to compensate and incentivize employees, directors and certain consultants, and it may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect any cash requirements for such replacements.
A reconciliation of net income, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA is set forth below:
	Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2021	2020	2020
Net income (loss)	$(9,238)	$3,345	$4,321
Interest expense	1,590	814	1,047
Tax expense	133	141	185
Depreciation and amortization	2,000	985	1,375
EBITDA	$(5,515)	$5,285	$6,928
Stock-based compensation(1)	$3,762	$2,650	$3,313
System implementation costs(2)	265	504	556
Transaction expenses(3)	655	467	575
Adjusted EBITDA	$(833)	$8,906	$11,372

(1)
Represents the non-cash expense of our stock-based compensation arrangements for employees, directors, consultants and wholesale channel partner.

(2)
Represents costs associated with the implementation of our enterprise-wide resource planning (ERP) system.

(3)
Represents expenses related to the Business Combination and our 2020 preferred equity raise such as legal, accounting, consulting and other fees.

SELECTED HISTORICAL FINANCIAL INFORMATION OF SILVERBOX
The following tables show selected historical financial information of SilverBox for the periods and as of the dates indicated. The selected historical financial information of SilverBox was derived from the historical financial statements of SilverBox included elsewhere in this proxy statement/prospectus. The following tables should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SilverBox” and SilverBox’s historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement/prospectus.
(in thousands)	Nine Months Ended September 30,		Fiscal Year December 31,
	2021	2020	2020	2019
	($ in thousands)
Statement of Operations Data:	(Unaudited)
Revenue, net	$—	$—	$—	$—
Total operating expenses	1,457	—	(4)	—
Net income (loss) from continuing operations	(1,457)	—	—	—
Total other income (expense)	8,581	—	—	—
Net income (loss)	7,124	—	(4)	—
Statement of Cash Flow Data:
Net cash provided by (used in) operating activities	(1,208)	—	—	—
Net cash used in investing activities	(345,000)	—	—	—
Net cash provided by (used in) financing activities	347,000	—	200	—
(in thousands)	As of September 30, 2021	As of December 31,
		2020	2019
Balance Sheet Data:
Total assets	$346,531	$245	—
Total liabilities	25,822	224	—
Total stockholders’ equity (deficit)	(24,291)	21	—

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus includes statements that express SilverBox’s and Authentic Brands’ opinions, expectations, hopes, beliefs, plans, intentions, objectives, strategies, assumptions or projections regarding future events or future results of operations or financial condition and therefore are, or may be deemed to be, “forward-looking statements.” The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements appear in a number of places throughout this proxy statement/prospectus and include statements regarding SilverBox’s and Authentic Brands’ intentions, beliefs or current expectations concerning, among other things, the Business Combination, the benefits of the Business Combination, including anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, the markets in which Authentic Brands operates as well as any information concerning possible or assumed future results of operations of PubCo after the consummation of the Business Combination. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting SilverBox, Authentic Brands and PubCo. Factors that may impact such forward-looking statements include:
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Negative publicity impacting BRCC’s brand and reputation, which may adversely impact BRCC’s operating results;

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Failure by BRCC to maintain its message as a supportive member of the veteran and military communities and any other factors which may negatively impact the perception of the BRCC’s brand;

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BRCC’s limited operating history, which may make it difficult to successfully execute its strategic initiatives and accurately evaluate future risks and challenges;

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Failed marketing campaigns, which may cause BRCC to incur costs without attracting new customers or realizing higher revenue;

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Failure to attract new customers or retain existing customers;

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Risks related to the use of social media platforms, including dependence on third-party platforms;

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Failure to provide high-quality customer experience, which may impact BRCC’s brand;

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Decrease in success of the direct to consumer revenue channel;

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Loss of one or more of co-manufacturers;

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Failure to effectively manage or distribute BRCC’s products through BRCC’s wholesale business partners;

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Failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products;

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Changes in the market for high-quality Arabica coffee beans and other commodities;

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Fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping;

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Loss of confidential data from customers and employees, which may subject BRCC to litigation, liability or reputational damage;

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Failure to successfully compete with other producers and retailers of coffee;

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Failure to successfully open new retail coffee shops;

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Failure to properly manage BRCC’s rapid growth and relationships with various business partners;

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Failure to protect against software or hardware vulnerabilities;

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Failure to build brand recognition using BRCC’s intellectual properties;

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Shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes;

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Failure to adequately maintain food safety or quality and comply with food safety regulations;

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Failure to successfully integrate into new domestic and international markets;

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Risks related to leasing space subject to long-term non-cancelable leases and with respect to real property;

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Failure of BRCC’s franchise partners to successfully manage their franchise;

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Failure to raise additional capital to develop the business;

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Risks related to the COVID-19 pandemic, including supply chain disruptions;

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The loss of one or more of BRCC’s executive officers and other key employees;

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Failure to hire and retain qualified employees;

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Failure to meet BRCC’s goal of hiring 10,000 veterans;

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Risks related to unionization of employees;

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Failure to comply with federal state and local laws and regulations;

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The parties’ ability to consummate the Business Combination;

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The anticipated timing of the Business Combination;

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The expected benefits of the Business Combination;

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The Sponsor has agreed to vote in favor of the business combination, regardless of how SilverBox’s public stockholders vote;

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The Sponsor, certain members of the board of SilverBox and certain officers of SilverBox have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the business combination proposal and approval of the other proposals described in this proxy statement/prospectus;

•
The board of SilverBox did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination; and

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Other risks and uncertainties indicated in this proxy statement/prospectus, including those set forth under the section entitled “Risk Factors.”

The forward-looking statements contained in this proxy statement/prospectus are based on SilverBox’s and Authentic Brands’ current expectations and beliefs concerning future developments and their potential effects on the Business Combination and PubCo. There can be no assurance that future developments affecting SilverBox, Authentic Brands and/or PubCo will be those that SilverBox or Authentic Brands has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond either SilverBox’s or Authentic Brands’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SilverBox, Authentic Brands and PubCo will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Before a stockholder grants its proxy, instructs how its vote should be cast or votes on the Business Combination Proposal or the Adjournment Proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect SilverBox, Authentic Brands and/or PubCo.

RISK FACTORS
You should carefully review and consider the following risk factors and the other information contained in this proxy statement/prospectus, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the special meeting. Certain of the following risk factors apply to the business and operations of Authentic Brands and will also apply to the business and operations of PubCo following the consummation of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of PubCo following the Business Combination. The risks discussed below may not prove to be exhaustive and are based on certain assumptions made by SilverBox and Authentic Brands that later may prove to be incorrect or incomplete. SilverBox, Authentic Brands and PubCo may face additional risks and uncertainties that are not presently known to such entity, or that are currently deemed immaterial, which may also impair our business or financial condition. As used in this subsection, “we,” “us,” “our” or “BRCC” refer to the business and operations of Authentic Brands LLC and its consolidated subsidiaries (d/b/a Black Rifle Coffee Company) prior to the Business Combination, which will be the business of PubCo and its subsidiaries following the consummation of the Business Combination.
Risks Related to BRCC’s Business
Our brand is core to our success, and damage to our brand or reputation and negative publicity could negatively impact our business, financial condition, and results of operations.
Our reputation and the quality of our brand are critical to our business and success in existing markets and will be critical to our success as we enter new markets. Our brand and authenticity in supporting the veteran and military community is a core driver of our success. We promote our brand via media content and active participation in the veteran community through events, donations, and hiring commitments. Failure to maintain our brand, including quality of media content and active participation in the veteran community, could adversely impact our consumer resonance, brand perception, and financial performance.
We have historically faced, and may from time to time be faced, with negative publicity, regardless of its accuracy, relating to our brand; our founders and our mission; our charitable activities; our marketing; product quality; the safety, sanitation, and welfare of our facilities; customer complaints or litigation alleging illness or injury; health inspection scores; integrity of our or our suppliers’ food processing, employment practices, and other policies, practices and procedures; or employee relationships and welfare or other matters. Negative publicity may adversely affect us, regardless of whether the allegations are substantiated or whether we are held to be responsible.
Our brand has been in the past, and may be in the future, associated with controversial actions of certain customers of ours. For example, we have recently received negative publicity from leading national media arising out of the presence of, among others, our logos and brands on apparel worn at certain publicized events, even when such individuals were otherwise unaffiliated with us. The negative publicity and our reaction and communication related to such events has in the past resulted in significant losses to our direct-to-consumer subscription service, the loss of investors, and the loss of wholesale channel partners. There is no assurance that any such negative publicity will not occur again in the future and harm our brand and reputation, regardless of our involvement in the publicized events.
Moreover, information posted on social media platforms may be adverse to our interests or may be inaccurate, each of which may harm our performance, prospects, or business. The harm may be immediate without affording us an opportunity for redress or correction. Our brand has been viewed as polarizing, and we may be subject to boycotts or other negative publicity by members of the public or other corporations who fundamentally disagree with our mission or branding.
Furthermore, the negative impact of adverse publicity relating to one facility or retail coffee shop may extend far beyond the location involved, to affect some or all of our other shops, including our franchise partner shops. The risk of negative publicity is particularly great with respect to our franchise partner shops because we are limited in the manner in which we can regulate them, especially on a real-time basis, and negative publicity from our franchise partners’ shops may also significantly impact company-operated shops. A similar risk exists with respect to wholesale retail partners if customers mistakenly associate third party issues with our operations.
Employee claims against us based on, among other things, wage and hour violations, discrimination, harassment, or wrongful termination may also create not only legal and financial liability, but also negative publicity that could adversely affect us and divert our financial and management resources that would otherwise be used to benefit the future performance of our operations. These types of employee claims could also be asserted against us, on a co-employer theory, by employees of our franchise partners. A significant increase in the number of these claims or an increase in the number of successful claims could harm our business.
Our content creation team often produces videos and other media depicting risky or dangerous activities, showcasing stunts and activities with firearms, military vehicles, “extreme” sports, marksmanships, and other themes pursuing the lifestyle associated with our brand and sometimes involving certain of our employees and executive officers. While we take precautions to ensure the safety of all involved in creating this content, the activities carry an inherent risk that cannot be eliminated. If any individual were to suffer serious harm while involved with one of our productions, this could lead to negative publicity and harm to the brand and subject us to legal proceedings. See also “We depend on our executive officers and other key employees, and the loss of one or more of these employees or an inability to attract and retain other highly skilled employees could harm our business.”
Additionally, there has been a marked increase in the use of social media platforms and similar devices, including blogs, social media websites, and other forms of internet-based communications that provide individuals with access to a broad audience of consumers and other interested persons. The availability of information on social media platforms is virtually immediate as is its impact. Many social media platforms immediately publish the content their subscribers and participants can post, often without filters or checks on accuracy of the content posted. The opportunity for dissemination of information, including inaccurate information, is seemingly limitless and readily available. Information concerning us may be posted on such platforms at any time. Our founders often appear in unscripted and un-reviewed online publications, such as podcasts, over which we have little curation. Our founders have not had a history of appearing on podcasts while representing a public company, and their statements on these public media platforms may change public perception about the brand and affect our market value.
Ultimately, the risks associated with any such negative publicity or incorrect information cannot be completely eliminated or mitigated and may harm our business.
Failure to maintain or enhance the value of our brand could have a negative impact on our financial results.
We strongly believe that the authenticity of our brand and our mission is key to our customer affinity. Failure to maintain our brand or the authenticity of that brand, including quality of media content and active participation in the veteran community, could adversely impact our consumer resonance, brand perception, and financial performance.
Business incidents, whether isolated or recurring and whether originating from us or our business partners, that erode consumer trust can significantly reduce brand value, potentially trigger boycotts of our shops, or result in civil or criminal liability and can have a negative impact on our financial results. Most importantly, if our customers perceive that we have abandoned or less prioritized our mission and our authenticity, in particular with respect to our support of the veteran and military communities, we could lose significant portions of our customer base and experience substantial harm to our reputation and our operating results. Other such incidents that could adversely affect our business include actual or perceived breaches of privacy, contaminated products, employees infected with communicable diseases such as COVID-19, product recalls, controversial actions of customers identified with the brand, or other potential incidents discussed in this risk factors section. The impact of such incidents may be exacerbated if they receive considerable publicity, including rapidly through social or digital media (including for malicious reasons) or result in litigation. Consumer demand for our products and our brand equity could diminish significantly if we, our employees, franchise partners, or other business partners fail to preserve the quality of our products, act or are perceived to act in an unethical, illegal, racially-biased, unequal, or socially irresponsible manner, including with respect to the sourcing, content or sale of our products, service and treatment of customers at our shops, or the use of customer data for general or direct marketing or other purposes.
If we fail to comply with laws and regulations, publicly take controversial positions or actions, or fail to deliver a consistently positive consumer experience in each of our markets, including by failing to invest in the right balance of wages and benefits to attract and retain employees that represent the brand well, our brand value may be diminished. Additionally, if our in-house content creation platform were to generate public controversy and a negative public response, this could result in a loss of existing customers, difficulty attracting new customers, loss of business partnerships, and other adverse effects on us.
Moreover, our success depends in large part upon our ability to maintain our corporate reputation. For example, the reputation of our brand could be damaged by claims or perceptions about the quality or safety of our ingredients or merchandise, the quality or reputation of our suppliers, distributors, or franchise partners, or by claims or perceptions that we, our franchise partners, or other business partners have acted or are acting in an unethical, illegal, racially-biased, or socially irresponsible manner or are not fostering an inclusive and diverse environment, regardless of whether such claims or perceptions are substantiated. Our corporate reputation could also suffer from negative publicity or consumer sentiment regarding Company action or inaction or brand imagery, a real or perceived failure of corporate governance, or misconduct by any officer or any employee or representative of us or a franchise partner. Any such incidents (even if resulting from actions of a competitor or franchise partner) could cause a decline directly or indirectly in consumer confidence in, or the perception of, our brand and/or our products and reduce consumer demand for our products, which would likely result in lower revenue and profits.
There has been an increased public focus, including from the United States federal and state governments, on environmental sustainability matters, including with respect to climate change, greenhouse gases, water resources, packaging and waste, animal health and welfare, deforestation, and land use. We endeavor to conduct our business in a manner which reflects our priority of sustainable stewardship, including with respect to environmental sustainability matters, and we are working to manage the risks and costs to us, our franchise partners, and our supply chain associated with these types of environmental sustainability matters. In addition, as the result of such heightened public focus on environmental sustainability matters, we may face increased pressure to provide expanded disclosure, make or expand commitments, set targets, or establish additional goals and take actions to meet such goals, in connection with such environmental sustainability matters. These matters and our efforts to address them could expose us to market, operational, reputational, and execution costs or risks.
Our growth strategy depends on the successful execution of our strategic initiatives, and our limited operating history may make it difficult to evaluate future risks and challenges.
We were founded as a digitally native coffee brand in 2014, and have expanded into a number of growth channels, including, but not limited to, merchandise sales, franchised and company-operated retail locations, and Ready-to-Drink products. For example, we started both our Ready-to-Drink and retail coffee shop businesses in 2020. As several of these growth channels are still in the early stages of development, it may be difficult to anticipate risks, including, but not limited to, those associated with the following: revenue generation and key operating expenses; customer retention and acquisition; evolving or changing consumer preferences; product development and innovation; logistics and supply chain management; and all laws and regulations that may apply to each business line. Additionally, we have historically prioritized, and may in the future continue to prioritize, growth over profitability.
As part of our long-term strategy, we intend to grow our market share and revenue through various initiatives, including, but not limited to: continued growth of our direct to consumer sales through online channels; growth of our Ready-To-Drink and wholesale channel including expansion of distribution channels, velocity growth, and product innovation; and growth of our retail coffee shops business including opening new company-operated and franchised shops, driving sales growth at existing shops, and developing new digital platforms such as digital ordering and loyalty programs for customers at our coffee shops. If we are unable to execute our strategic initiative, our business, results of operations, and financial condition could be materially adversely affected.

We have a limited operating history, and our past financial results may not be indicative of our future performance. Further, our revenue growth rate may slow as our business matures.
We have a limited history of generating revenue, in particular with respect to our Ready-To-Drink products and our Outpost locations. As a result of our short operating history, we have limited financial data that can be used to evaluate our current business. Therefore, our historical revenue growth should not be considered indicative of our future performance. Estimates of future revenue growth are subject to many risks and uncertainties and our future revenue may differ materially from our projections.
To effectively manage and capitalize on our growth, we must continue to expand our sales and marketing, focus on innovative product and content development, upgrade our management information systems and other processes, and continue to hire and retain employees. Our continued growth could strain our existing resources, and we could experience ongoing operating difficulties in managing our business across numerous jurisdictions, including difficulties in hiring, training, and managing a diffuse and growing employee base. Failure to scale and preserve our company culture with growth could harm our future success, including our ability to retain and recruit personnel and to effectively focus on and pursue our corporate objectives. We cannot be sure that we will be successful in addressing these and other challenges we may face in the future, and our business may be adversely affected if we do not manage these risks successfully. In addition, we may not achieve sufficient revenue to attain or maintain positive cash flows from operations or profitability in any given period, or at all.
Our marketing programs may not be successful, resulting in harm to our financial results.
Attracting new customers, and retaining existing customers, is important to the success of our business. We incur costs and expend other resources in our marketing efforts on new products or merchandise and advertising campaigns to raise brand awareness and attract and retain customers. Our approach to marketing, advertising, and branding is often novel and some campaigns may be significantly more successful than others. If any initiatives do not succeed, we may incur expenses without the benefit of higher revenue.
Additionally, some of our competitors have greater financial resources than we do, which enable them to spend significantly more on marketing and advertising and other initiatives than we can. Should our competitors increase spending on marketing and advertising and other initiatives or our marketing funds decrease for any reason, or should our advertising, promotions, and new menu items be less effective than our competitors, there could be an adverse effect on our results of operations and financial condition. Failure to attract new or retain existing customers, or failure to do so in a cost-effective manner, may result in an inability to increase sales and financial harm to our business.
Our new products or merchandise may not generate increased sales or profits.
We have devoted, and will continue to devote in the future, significant resources to launch and promote new products to serve broader customer demand, adapt to changes in markets trends, and account for shifts in customer preferences. However, we may not be successful in implementing our distribution strategy, developing innovative new products, or creating products that are successful with consumer preferences. To the extent that we are not able to effectively gauge the direction of our key markets and successfully identify, develop, and promote new or improved products in the changing market, our operating results could suffer. These risks extend to the implementation of new lines of business or product categories. Failure to properly expand into new channels or introduce different product types could result in significant expenditures without increased revenue.
Developing new products and introducing them into wholesale retails, convenience stores, and our direct to consumer platforms is an expensive and time-consuming process. Not only are research and development expensive investments, there is also no guarantee that our co-manufacturing partners or distribution networks will cooperate in fully promoting our new products. Launching new products at commercial convenience stores, for example, requires lead time. Long lead times may make it more difficult for us to respond rapidly to new or changing product trends or consumer preferences. Launching a new product may also require initial “free fills” of shelves, which increases the costs of introducing new products and could adversely impact our operating results if the new product is not successful.

We are subject to risks associated with using social media as a primary form of advertisement and customer engagement.
Our in-house content creation platform represents a significant portion of our marketing. Our content creation team primarily uses third party social media platforms mentioned above to engage with customers. In addition to company accounts and accounts associated with key employees, such as our founders, Evan Hafer and Mat Best, we rely on key non-employee influencers to drive online traffic and promote our brand. These relationships and agreements with non-employee influencers are often informal and cannot be closely controlled. Any actions or any public statements or social media posts about us or our products by non-employees that are contrary to our values, are critical of our brand, or create public controversy could negatively affect consumer perception of our brand and adversely affect our business. Additionally, if non-employees cease publishing content supporting us on their social media platforms for any reason, our online presence may decrease and our operating results may suffer.
Additionally, we rely on third party social media platforms, such as Facebook, Instagram, YouTube, Google, and others, to generate new customers and to engage with existing customers. As existing social media platforms evolve and new platforms develop, we must continue to maintain a presence on current and emerging platforms. If we are unable to cost-effectively use social media platforms as marketing tools, our ability to acquire new customers may suffer. Moreover, social media and other online platforms often revise their algorithms and introduce new advertising products. If one of the platforms upon which we rely for customer engagement were to modify its general methodology for how it displays our advertisements or keyword search results, resulting in fewer customers clicking through to our websites or coming across our content, our business may suffer.
Furthermore, as laws and regulations governing the use of these platforms evolve, any failure by us or third parties acting at our direction to abide by applicable laws and regulations in the use of these platforms could subject us to regulatory investigations, class action lawsuits, liability, fines, or other penalties and adversely affect our business, financial condition, and operating results. An increase in the use of social media for product promotion and marketing may cause an increase in the burden on us to monitor compliance of such content and increase the risk that such content could contain problematic product or marketing claims in violation of applicable regulations.
If we fail to offer high-quality customer experience, our business and reputation will suffer.
Numerous factors may impact a customer’s experience which may in turn impact the likelihood of such customer returning. Those factors include customer service, convenience, taste, price, quality, location of our retail coffee shops, and brand image. In addition to providing high quality products, we place a strong emphasis on supporting the veteran and military community and providing inspiring and entertaining media. Customers identify with our and any failure to meet customer expectations concerning our veteran and military support by our retail coffee locations, managers, and other employees may result in negative customer experiences that adversely affect customer retention.
Our current operations are highly dependent on the financial performance of our direct to consumer channel, and reliance on third party logistics, as well as other risks, could negatively impact our business.
Our financial performance is highly dependent on our direct to consumer channel, which comprised approximately 72% of our revenues for the nine months ended September 30, 2021. If the direct to consumer revenue trends slow or decline, our other sources of revenues may be unable to make up any significant shortfall and our business and financial results could be adversely affected. The direct to consumer business is more mature than our other channels, and as a result, produces the majority of our profitability and cash flows. Any slowdown or decline in our direct to consumer business could result in reduced cash flows for funding expansion of our other business lines and initiatives.
Our direct to consumer business’ success depends on third party logistics. We currently work with parties in the United States to store, ship, and otherwise support our distribution of products to our customers. Our ability to meet customer expectations, manage inventory, complete sales, and achieve objectives for operating efficiencies and growth depends on the proper operation of these third parties’ distribution facilities, the development or expansion of additional distribution capabilities, and the timely performance of services by third parties. If we continue to add third party logistics providers, require them to expand their fulfillment, distribution, or warehouse capabilities, expand to new locations, add products categories with different fulfillment requirements, or change the mix of products we sell, our logistics and distribution network will become increasingly complex and its operation will become more challenging for us and our third party logistics providers. The third party logistics providers we rely upon could be interrupted by issues beyond our control, including, but not limited to, information technology problems, natural disasters, pandemics, government regulation, or supply chain issues. Any significant failure in our third party logistics providers to operate effectively could adversely affect our business. In addition, we may be required to expand our capacity sooner than we anticipate. If we are unable to expand existing or secure new third party logistics providers to meet our future needs, our order fulfillment and shipping times may be delayed and our business, financial condition, and operating results may suffer.
We have experienced significant subscriber growth in our direct to consumer business over the past several years. Our continued business and revenue growth is dependent on our ability to continuously attract and retain subscribers, and we cannot be sure that we will be successful in these efforts, or that subscriber retention levels will not materially decline. Furthermore, in the future, we may offer new subscription products, implement promotions, or replace or modify current subscription models, any of which could result in additional costs. It is unknown how our subscribers will react to new models and whether the costs or logistics of implementing these models will adversely impact our business. If the adoption of new revenue models adversely impacts our subscriber relationships, then subscriber growth, subscriber engagement, and our business, financial condition, and operating results could be harmed.
Our business relies on co-manufacturers to supply our products, and loss of one or more of our co-manufacturers, or our failure to identify new co-manufacturers, could harm our business and impede our growth.
We rely on co-manufacturers to provide us with a portion of our production capacity, in particular with our Ready-to-Drink products. The terms of these co-manufacturing agreements vary, and some of these arrangements are short-term or based on purchase orders. Volumes produced under each of these agreements can fluctuate significantly based upon the product’s life cycle, product promotions, alternative production capacity, and other factors, none of which are under our direct control.
If, for any reason, our co-manufacturers cannot fulfill their obligations, or our contract with one or more of our co-manufacturers is terminated, our business may suffer. If we need to replace a co-manufacturer, there can be no assurance that additional capacity will be available in a timely manner and in the quantities required, that our quality control requirements will be met, that we will be able to utilize the product formulas or other intellectual property developed with the co-manufacturer, or that the commercial terms of a replacement will be favorable. If we fail to replace a co-manufacturer, we may be required to reduce our overall production, or increase our production by a smaller amount than forecasted, which could result in loss of sales and reputational harm. Further, an interruption in, or the loss or reduction of operations at, one or more of our co-manufacturing facilities, which may be caused by work stoppages, contamination, disease outbreaks, terrorism, natural disasters, regulatory restrictions, or any other reason, could delay, postpone, or reduce production of our products, which could have a material adverse effect on our business until such time as such interruption is resolved or an alternate source of production is secured.
We believe there are a limited number of high-quality co-manufactures that can meet our pricing requirements and quality control standards. As we seek to obtain additional or alternative co-manufacturing arrangements in the future, there can be no assurance that we would be able to do so on satisfactory terms, in a timely manner, or at all. The loss of one or more co-manufacturers, any disruption or delay at a co-manufacturer, or any failure to identify and engage co-manufacturers to increase production capacity, could delay or postpone the production of our products or reduce our overall production capacity, either of which could have a material adverse effect on our business, operating results, and financial condition.
We heavily depend upon our co-manufacturer relationship, and single key broker relationship, for the success of our Ready-to-Drink business.
We partner with only one co-manufacturer in the production of our Ready-to-Drink products, and that relationship is governed by our contractual arrangement with our key broker. Our co-manufacturer and broker have each been integral in the development of these products, as well as the sales and marketing efforts concerning these products. The co-manufacturer manages key relationships with a significant portion of our Ready-to-Drink customers, such as convenience stores. Failure by us to maintain our relationship with the co-manufacturer or broker could adversely affect our operating results. If we lose our relationship with our co-manufacturer or broker, we may not be able to replace it with another co-manufacturer or broker with similar expertise, or at all, and our relationships with some of our Ready-to-Drink clients may suffer as a result. The terms of an anticipated long-term agreement with our broker are currently being negotiated in the context of historical arrangements, about which there are certain disagreements. Any dispute with our broker could result in litigation in the future. An adverse outcome to any such dispute could harm our business.
We strongly rely upon our wholesale channel partners. If we cannot maintain good relationships with brokers and distributors, our wholesale revenue channel may be harmed.
Our wholesale relationships are important to our operations. We sell our coffee products, merchandise, and other products through outlets, dealers, and distributors, such as Bass Pro Shop, Cabela’s, 5.11, Scheels, Nine Line, Green Top, and other retailers and sell our Ready-to-Drink products through various regional and national retailers, including Walgreens, Walmart, 7/11, and others. Certain wholesale locations may include significant signage and advertising for our brand, and we rely on these locations to effectively advertise and present our products. Our business could be adversely impacted if our wholesale channel partners face declines in customer traffic, declines in consumer spending, litigation, temporary or sustained store closures, or other business disruptions, including but not limited to supply chain disruptions or inventory management issues. Our business could also be adversely impacted if we fail to grow sales of our Ready-to-Drink, coffee, and merchandise products through wholesale channels, including flat or declining number of outlets and retailers offering our products, flat or declining sales velocity in these channels, and failure to expand through new retail partnerships and outlets selling our products or newly launched products. Failure to maintain or further develop these business relationships could result in harm to our business and results of operations.
As part of our wholesale channel model, we rely on a network of brokers and distributors to grow and manage our sales. These networks assist in expanding our brands reach and ensuring the efficient distribution of our products to our retail partners. If these networks, for any reason, cannot properly or efficiently support our products distribution, our business may suffer. An interruption in, or the loss or reduction of operations at, one of these networks, for any reason including work stoppages, pandemics, terrorism, natural disasters, or regulatory or statutory restrictions, could delay, postpone, or reduce distribution of our products, which could have a material adverse effect on our business. There is also no guarantee that these networks will continue to support our business, and if not, then our operating results may suffer.
Additionally, we may not be able to fully control the actions of our wholesale channel partners. Unsatisfactory service or misconduct by our wholesale channel partners, or their failure to comply with statutory or regulatory requirements, may harm our business or brand reputation. Our wholesale channel partners may also not fulfill their obligations under our agreements, adversely affecting our business. Unilateral decisions by our wholesale channel partners, as well as co-manufacturers, brokers, distributors, logistics providers, retailers, buying groups, mass merchandisers, specialty chain stores, club stores, e-commerce retailers, e-commerce websites, and other customers, to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry, impose restrictions or limitations on the sale of our products, or devote less resources to the sale of our products could cause our business to suffer.
Interruption of our supply chain of coffee, store supplies, or merchandise could affect our ability to produce or deliver our products and could negatively impact our business and profitability.
We roast the majority of our coffee beans in-house at our Manchester, TN facility. Additionally, we produce certain merchandise items in-house at our Salt Lake City, UT facility, where we also conduct a small portion of roasting. We also contract with other suppliers and manufacturers to procure supplies, equipment, and other materials and products. Any material interruption in our supply chain, such as material interruption of the supply of coffee beans, coffee machines and other restaurant equipment, merchandise, apparel, or packaging for our proprietary products could have a negative material impact on our business and our profitability. Disruptions could occur due to the casualty loss of any of our roasting plants, interruptions in service by our third party logistics service providers or common carriers that ship goods within our distribution channels, trade restrictions, such as increased tariffs or quotas, increased prices to postage and shipping, embargoes or customs restrictions, pandemics, social or labor unrest, weather or natural disasters, political disputes and military conflicts, or other potential incidents. Additionally, we rely on our domestic and international business partners to provide high quality products and to comply with applicable laws. If production at our Manchester, TN facility is disrupted, we do not have an auxiliary facility that could continue our roasting operations. We also do not have any agreements in place with third parties to roast our coffee in the event that our Manchester, TN facility were to become inoperable.
Increases in the cost of high-quality Arabica coffee beans or other commodities or decreases in the availability of high-quality Arabica coffee beans or other commodities could have an adverse impact on our business and financial results.
The availability and prices of coffee beans and other commodities are subject to significant volatility. We purchase, roast and sell high-quality whole bean Arabica coffee beans and related coffee products. The high-quality Arabica coffee of the quality we seek tends to trade on a negotiated basis at a premium above the “C” price. This premium depends upon the supply and demand at the time of purchase and the amount of the premium can vary significantly. Increases in the “C” coffee commodity price increase the price of high-quality Arabica coffee and also impact our ability to enter into fixed-price purchase commitments. We frequently enter into supply contracts whereby the quality, quantity, delivery period and other negotiated terms are agreed upon, but the date, and therefore price, at which the base “C” coffee commodity price component will be fixed has not yet been established.
The supply and price of coffee we purchase can also be affected by multiple factors in the producing countries, such as weather (including the potential effects of climate change), natural disasters, crop disease, general increase in farm inputs and costs of production, inventory levels, political and economic conditions, and the actions of certain organizations and associations that have historically attempted to influence prices of green coffee through agreements establishing export quotas or by restricting coffee supplies. Speculative trading in coffee commodities can also influence coffee prices. Because of the significance of coffee beans to our operations, combined with our ability to only partially mitigate future price risk through purchasing practices and hedging activities, increases in the cost of high-quality Arabica coffee beans could have a material adverse impact on our profitability. In addition, if we are not able to purchase sufficient quantities of green coffee due to any of the above factors or to a worldwide or regional shortage, we may not be able to fulfill the demand for our coffee, which could have a material adverse impact on our profitability.
Increases in the cost of dairy products and other commodities, such as petroleum which in turn may increase the cost of our packing materials, or lack of availability, whether due to supply shortages, delays or interruptions in processing, or otherwise, especially in international markets, could harm our business.
Our financial condition and quarterly results of operations are dependent upon consumer discretionary spending, and a number of economic or political conditions, largely outside our control, may adversely affect that spending and as such our results may fluctuate significantly and may not fully reflect the underlying performance of our business.
Our quarterly results of operations and key metrics may vary significantly in the future as they have in the past, and period-to-period comparisons of our results of operations and key metrics may not be meaningful. Accordingly, the results of any one quarter should not be relied upon as an indication of future performance. Our results of operations are subject to seasonal and quarterly variations, and key metrics may fluctuate as a result of a variety of factors, many of which are outside of our control, and thus, may not fully reflect the underlying performance of our business. Fluctuations in quarterly results may negatively impact the value of our securities. Factors that may cause fluctuations in our quarterly results of operations and key metrics include, without limitation, those listed elsewhere in this Risk Factors section and those listed below. Any one or more of the factors listed below or described elsewhere in this section could harm our business:
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fluctuations in the cost and availability of real estate, labor, raw materials, equipment, shipping;

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pricing pressure;

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consumer preferences, including those described above;

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money available to consumers for discretionary purchases, which may be affected by job losses, inflation, higher taxes, changes in federal economic policy, or other macroeconomic or political factors;

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severe weather or other natural or man-made disasters affecting a large market or several closely located markets that may temporarily but significantly affect our business in such markets;

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especially in our large markets, labor discord or disruption, geopolitical events, social unrest, war, terrorism, political instability, acts of public violence, boycotts, hostilities and social unrest and other health pandemics that lead to avoidance of public places or cause people to stay at home; and

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adverse outcomes of litigation.

Additionally, certain public entities have recently experienced extreme volatility in the market prices and trading volume of their common stock. This extreme volatility seems to be unrelated to the underlying business of these entities, their market performance, or the macro or industry fundamentals of these entities. These extreme market fluctuations have been accompanied by reports of strong and atypical retail investor interest, including on social media and online forums, and it is unclear how long this volatility will last. Due to our customer basis, online presence, and reputation, among other factors, our Class A Common Stock may be subject to similar market volatility in the future not necessarily related to the performance of our business.
We may not be able to compete successfully with other producers and retailers of coffee. Intense competition in our markets could make it more difficult to expand our business and could also have a negative impact on our operating results if customers favor our competitors or we are forced to change our pricing and other marketing strategies.
The specialty coffee market is intensely competitive, including with respect to product quality, innovation, service, convenience, such as delivery service and mobile ordering, and price, and we face significant and increasing competition in all these areas in each of our channels and markets. If we cannot compete successfully with other entities in the market, we could lose customers and our revenue could decline. We expect competition in this market to continue to be intense as we compete on a variety of fronts, including, without limitation, the following: anticipating and responding to changing consumer demands in a timely manner; establishing and maintaining favorable brand-name recognition; achieving and maintaining product quality; hiring and retaining key employees; maintaining and growing market share; developing quality and differentiated products that appeal to consumers; establishing and maintain acceptable relationships with wholesale customers; pricing products appropriately; optimizing roasting and supply chain capabilities; and protecting intellectual property.
Compared to us, some of our competitors have substantially greater financial, technological, roasting, sale, marketing, distribution, and other resources, have been in business longer, have greater brand recognition, or are better established in the markets where our products are located or are planned to be located. Their greater capabilities in these areas may enable them to compete more effectively on the basis of price, more quickly develop new products, and more easily withstand increasing costs. The general availability of coffee roasting also allows new entrants easy access to the markets in which we compete, which may increase the number of competitors. Any of these competitive factors may adversely affect our business.
Additionally, if our competitors begin to evolve their business strategies and adopt aspects of our business model, such as our subscription model and innovative content and branding, including veteran and first-responder-focused branding, our customers may be drawn to those competitors for their beverage needs and our business could be harmed.
Our growth strategy depends in part on opening new retail coffee shops in existing and new markets. We may be unsuccessful in opening new shops or establishing new markets, which could adversely affect our growth.
As of September 30, 2021, we had eight shops across five states, of which four were company-operated and four were franchised. One of the key means to achieving our growth strategy will be through opening new shops and operating those shops on a profitable basis. We opened our first company-operated shop in 2020, with the remainder opening in the first nine months of 2021. We anticipate opening three additional company owned shops in 2021, and an additional three franchise shops in 2021. Our ability to open new shops is dependent upon a number of factors, many of which are beyond our control, including our and our franchise partners’ ability to:
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identify available and suitable sites, specifically for drive-thru locations;

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compete for such sites;

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reach acceptable agreements regarding the lease of locations;

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obtain or have available the financing required to acquire and operate a shop, including construction and opening costs, which includes access to build-to-suit leases and ground lease construction arrangements;

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respond to unforeseen engineering or environmental problems with leased premises;

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avoid the impact of inclement weather, natural disasters and other calamities;

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hire, train and retain the skilled management and other employees necessary to meet staffing needs;

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obtain, in a timely manner and for an acceptable cost, required licenses, permits and regulatory approvals and respond effectively to any changes in local, state or federal law and regulations that adversely affect our and our franchise partners’ costs or ability to open new shops; and

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control construction and equipment cost increases for new shops and secure the services of qualified contractors and subcontractors in an increasingly competitive environment.

There is no guarantee that a sufficient number of suitable sites for shops will be available in desirable areas or on terms that are acceptable to us in order to achieve our growth plan. If we are unable to open new shops, or if existing franchise partners do not open new shops, or if shop openings are significantly delayed, our revenue or earnings growth could be adversely affected and our business may be harmed.
As part of our medium term growth strategy, we expect to enter into geographic markets in which we have little or no prior operating experience. The challenges of entering new markets include: adapting to local regulations or restrictions that may limit our ability to open new shops, restrict the use of certain branding or increase the cost of development; difficulties in hiring experienced personnel; unfamiliarity with local real estate markets and demographics; consumer unfamiliarity with our brand; and different competitive and economic conditions, consumer tastes and discretionary spending patterns that are more difficult to predict or satisfy than in our existing markets. Consumer recognition of our brand has been important in the success of our shops in our existing markets, and we will need to build this recognition in new markets. Shops we open in new markets may take longer to reach expected sales and profit levels on a consistent basis and may have higher construction, occupancy and operating costs than existing shops, thereby affecting our overall profitability. Any failure on our part to recognize or respond to these challenges may adversely affect the success of any new shops.
Due to brand recognition and logistical synergies, as part of our growth strategy, we also intend to open new shops in areas where we have existing shops. The operating results and comparable shop sales could be adversely affected due to close proximity with our other shops and market saturation.
New retail coffee shops, once opened, may not be profitable or may close, and the increases in average per shop revenue and comparable sales that we have experienced in the past may not be indicative of future results.
Our results have been, and in the future may continue to be, significantly impacted by the timing of new shop openings, which is subject to a number of factors, many of which are outside of our control, including: landlord delays; associated pre-opening costs and operating inefficiencies; and changes in our geographic concentration due to the opening of new shops. We have typically incurred the most significant portion of pre-opening expenses associated with a given shop within the three months preceding the opening of the shop. Our experience has been that labor and operating costs associated with a newly opened shop for the first several months of operation are materially greater than what can be expected after that time, both in aggregate dollars and as a percentage of sales. Our new shops commonly take three months or more to reach planned operating levels due to inefficiencies typically associated with new shops, including the training of new personnel, new market learning curves, inability to hire sufficient qualified staff, and other factors. We may incur additional costs in new markets, particularly for transportation and distribution, which may impact sales and the profitability of those shops. Accordingly, the volume and timing of new shop openings may have a material adverse impact on our profitability.
Although we target specified operating and financial metrics, new shops may never meet these targets or may take longer than anticipated to do so. Any new shop we open may never become profitable or achieve operating results similar to those of our existing shops, which could adversely affect our business, financial condition, or results of operations.
Some of our shops open with an initial start-up period of higher than normal sales volumes and related costs, which subsequently decrease to stabilized levels. In new markets, the length of time before average sales for new shops stabilize is less predictable and can be longer as a result of our limited knowledge of these markets and consumers’ limited awareness of our brand. In addition, our volume and comparable sales may not increase at the rates achieved over the past several years. Our ability to operate new shops profitably and increase average shop revenue and comparable shop sales will depend on many factors, some of which are beyond our control, including:
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consumer awareness and understanding of our brand;

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general economic conditions, which can affect shop traffic, local labor costs, and prices we pay for the products and other supplies we use;

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consumption patterns and beverage preferences that differ from region to region;

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changes in consumer preferences and discretionary spending;

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difficulties obtaining or maintaining adequate relationships with distributors or suppliers in new markets;

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increases in prices for commodities, including coffee, milk, and flavored syrups;

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inefficiency in our labor costs as the staff gains experience;

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competition, either from our competitors in the beverage industry or our own shops;

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temporary and permanent site characteristics of new shops;

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changes in government regulation; and

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other unanticipated increases in costs, any of which could give rise to delays or cost overruns.

If our new shops do not perform as planned or close, our business and future prospects could be harmed. In addition, an inability to achieve our expected average shop revenue could harm our business.
Additionally, opening new shops in existing markets may negatively impact sales at our, and our franchise partners’, existing shops, even if it increases overall volume in a region. The consumer target area of our shops varies by location, depending on a number of factors, including population density, other local retail and business attractions, area demographics and geography. As a result, the opening of a new shop in or near markets in which we or our franchise partners already have shops could adversely impact sales at these existing shops while growing the overall volume in a region. Existing shops could also make it more difficult to build our and our franchise partners’ consumer base for a new shop in the same market. Sales transfer between our shops may become significant in the future as we continue to expand our operations and could affect our sales growth, which could, in turn, harm our business.
Our failure to manage our growth effectively could harm our business and operating results.
We have experienced rapid growth and increased demand for our products. The growth and expansion of our business and products may place a significant strain on our management, operational and financial resources. As we expand our business, it is important that we continue to maintain a high level of customer service and satisfaction which may place a significant strain on our management, sales and marketing, administrative, financial, and other resources. We may not be able to respond in a timely basis to all the changing demands that our planned expansion will impose on management and on our existing infrastructure, or be able to hire or retain the necessary management and employees, which could harm our business. Failure to accurately forecast our results of operations and growth rate may also result in harm to our business. Further, if we are not able to continue to provide high quality customer service as a result of these demands, our reputation, as well as our business, including a decline in financial performance, could be harmed. If we experience a decline in financial performance, we may decrease the number of or discontinue new shop openings, or we may decide to close shops that we are unable to operate in a profitable manner.
We are required to manage multiple relationships with various strategic partners, our franchise partners, customers, and other third parties. In the event of further growth of our operations or in the number of our third party relationships, our existing management systems, financial and management controls and information systems may not be adequate to support our planned expansion and we may face challenges of integrating, developing, training, and motivating a rapidly growing employee base in our various shops and maintaining our culture across multiple offices and shops. Our ability to manage our growth effectively will require us to continue to enhance our systems, procedures and controls and to locate, hire, train and retain management and employees, particularly in new markets which may require significant capital expenditures.
We are increasingly dependent on information technology and our ability to process data in order to operate and sell our goods and services, and if we (or our vendors) are unable to protect against software and hardware vulnerabilities, service interruptions, data corruption, cyber-based attacks, ransomware or security breaches, or if we fail to comply with our commitments and assurances regarding the privacy and security of such data, our operations could be disrupted, our ability to provide our goods and services could be interrupted, our reputation may be harmed and we may be exposed to liability and loss of customers and business.
We rely on information technology networks and systems and data processing (some of which are managed by third party service providers) to market, sell and deliver our products and services, to fulfill orders, to collect, receive, store, process, generate, use, transfer, disclose, make accessible, protect, secure, dispose of and share (“Process” or “Processing”) personal information, confidential or proprietary information, financial information and other information, to manage a variety of business processes and activities, for financial reporting purposes, to operate our business, to process orders, for legal and marketing purposes, and to comply with regulatory, legal and tax requirements (“Business Functions”). These information technology networks and systems, and the Processing they perform, may be vulnerable to data security and privacy threats, cyber and otherwise. Moreover, the risk of unauthorized circumvention of our security measures or those of our third parties on whom we rely has been heightened by advances in computer and software capabilities and the increasing sophistication of hackers who employ complex techniques, including, without limitation, “phishing” or social engineering incidents, ransomware, extortion, account takeover attacks, denial or degradation of service attacks and malware. Further, breaches experienced by other companies may also be leveraged against us. For example, credential stuffing attacks are becoming increasingly common and sophisticated actors can mask their attacks, making them increasingly difficult to identify and prevent. Recently, one of our vendor’s technology systems was exploited, giving unauthorized access to certain of our customer data. The unauthorized third party who obtained this data then made certain statements online regarding our online vulnerabilities, but we promptly remedied these identified vulnerabilities. We have technology security initiatives in place to mitigate our risk to these vulnerabilities and do from time to time detect and prevent attempted disruptions, but these measures may not be adequately designed or implemented to ensure that our operations are not disrupted or that data security breaches do not occur. If our information technology networks and systems or data processing suffers damage, security breaches, vulnerabilities, disruption or shutdown, and we do not effectively resolve the issues in a timely manner, they could cause a material adverse impact to, our Business Functions and our business, reputation and financial condition.
Hackers and data thieves are increasingly sophisticated and operate large-scale and complex automated attacks, which may remain undetected until after they occur. Despite our efforts to protect our information technology networks and systems, Processing, and information, we may not be able to anticipate or to implement effective preventive and remedial measures against all data security and privacy threats. Our security measures may not be adequate to prevent or detect service interruption, system failure data loss or theft, or other material adverse consequences. No security solution, strategy, or measures can address all possible security threats. Our applications, systems, networks, software, and physical facilities could have material vulnerabilities, be breached, or personal or confidential information could be otherwise compromised due to employee error or malfeasance, if, for example, third parties attempt to fraudulently induce our personnel or our customers to disclose information or user names and/or passwords, or otherwise compromise the security of our networks, systems and/or physical facilities. We cannot be certain that we will be able to address any such vulnerabilities, in whole or part, and there may be delays in developing and deploying patches and other remedial measures to adequately address vulnerabilities, and taking such remedial steps could adversely impact or disrupt our operations. We expect similar issues to arise in the future as our products and services are more widely adopted, and as we continue to expand the features and functionality of existing products and services and introduce new products and services.
An actual or perceived breach of our security systems or those of our third party service providers may require notification under applicable data privacy regulations or for customer relations or publicity purposes, which could result in reputational harm, costly litigation (including class action litigation), material contract breaches, liability, settlement costs, loss of sales, regulatory scrutiny, actions or investigations, a loss of confidence in our business, systems and Processing, a diversion of management’s time and attention, and significant fines, penalties, assessments, fees, and expenses.
The costs to respond to a security breach or to mitigate any security vulnerabilities that may be identified could be significant, and our efforts to address these problems may not be successful. These costs include, but are not limited to, retaining the services of cybersecurity providers; compliance costs arising out of existing and future cybersecurity, data protection and privacy laws and regulations; and costs related to maintaining redundant networks, data backups, and other damage-mitigation measures. We could be required to fundamentally change our business activities and practices in response to a security breach or related regulatory actions or litigation, which could have an adverse effect on our business. Additionally, most jurisdictions have enacted laws requiring companies to notify individuals, regulatory authorities, and others of security breaches involving certain types of data. Such mandatory disclosures are costly, could lead to negative publicity, may cause our customers to lose confidence in the effectiveness of our security measures, and require us to expend significant capital and other resources to respond to or alleviate problems caused by the actual or perceived security breach.
We may not have adequate insurance coverage for handling security incidents or breaches, including fines, judgments, settlements, penalties, costs, attorney fees, and other impacts that arise out of incidents or breaches. If the impacts of a security incident or breach, or the successful assertion of one or more large claims against us that exceeds our available insurance coverage, or results in changes to our insurance policies (including premium increases or the imposition of large deductible or co-insurance requirements), it could harm our business. In addition, we cannot be sure that our existing insurance coverage will continue to be available on acceptable terms or that our insurers will not deny coverage as to all or part of any future claim or loss. Moreover, our privacy risks are likely to increase as we continue to expand, grow our customer base, and process, store, and transmit increasingly large amounts of personal and/or sensitive data.
If we or our franchise partners are unable to protect our customers’ and employees’ personal, financial, or other confidential data, or if our information technology systems are compromised, we could be exposed to data loss, litigation, liability and reputational damage.
Our business requires the collection, transmission, and retention of large volumes of customer and employee data, including credit and debit card numbers and other personally identifiable information, in various information technology systems that we maintain and in those maintained by third parties with whom we contract to provide services. The integrity and protection of that customer and employee data is critical to us. Further, our customers and employees have a high expectation that we and our service providers will adequately protect their personal information. Our systems and technology are vulnerable to damage, disruption, or interruption from, among other things, physical damage, natural disasters, inadequate system capacity, system issues, security breaches, cyber-security attacks, computer viruses, power outages, and other failures or disruptions outside of our control. A material breach of our or third parties’ information technology systems that results in authorized access, theft, use, or destruction of customer or employee confidential information could result in fines, legal claims or proceedings, including regulatory investigations and actions, or liability for failure to comply with privacy and information security laws, which could disrupt our operations, damage our reputation, and expose us to claims from customers and employees, any of which could harm our business.
We currently accept payments using credit cards and debit cards, for which we rely on third party servicers, and, as such, are subject to payment card association operating rules and certification requirements, including the Payment Card Industry Data Security Standard, which is a security standard applicable to companies like ours that collect, store or transmit certain data regarding credit and debit cards, holders and transactions. We are also subject to rules governing electronic funds transfers. Such rules could change or be reinterpreted to make it difficult or impossible for us to comply. If we (or a third party processing payment card transactions on our behalf) suffer a security breach affecting payment card information, we may have to pay onerous and significant fines, penalties and assessments arising out of the major card brands’ rules and regulations, contractual indemnifications or liability contained in merchant agreements and similar contracts, and we may lose our ability to accept payment cards for payment for our goods and services, which could materially impact our operations and financial performance.
Additionally, we rely on information technology systems across our operations, including administrative and operational functions, online ordering systems, direct to consumer sales including our e-commerce website and subscription services, point-of-sale systems and customer payments, supply chain, and other technology systems. Damage, disruption, or interruption to these systems from, among other things, physical damage, natural disasters, inadequate system capacity, system issues, security breaches, cyber-security attacks, computer viruses, power outages, and other failures or disruptions outside of our control could lead to an interruption in the operation of our systems, resulting in operational inefficiencies and a loss of profits. Furthermore, the information, security and privacy requirements imposed by governmental regulation are increasingly demanding. Our systems may not be able to satisfy these changing requirements and customer and employee expectations or may require significant additional investments or time in order to do so.
We may not be able to adequately protect our intellectual property, including trademarks, trade names, and service marks, which, in turn, could harm the value of our brand and adversely affect our business.
Our ability to implement our business plan successfully depends in part on our ability to further build brand recognition using our trademarks, service marks, proprietary products, and other intellectual property, including our name and logos and the unique character and atmosphere of our retail coffee shops. We rely on U.S. trademark, copyright, and trade secret laws, as well as license agreements, nondisclosure agreements, and confidentiality and other contractual provisions to protect our intellectual property. Nevertheless, our competitors may develop similar menu items and concepts, and adequate remedies may not be available in the event of an unauthorized use or disclosure of our trade secrets and other intellectual property.
The success of our business depends on our continued ability to use our existing trademarks, trade names, and service marks to increase brand awareness and further develop our brand as we expand into new markets. We have registered and applied to register trademarks and service marks in the United States and, to a lesser degree, certain other jurisdictions. We may not be able to adequately protect our trademarks and service marks, and our competitors and others may successfully challenge the validity or enforceability of our trademarks and service marks and other intellectual property. There can also be no assurance that pending or future U.S. trademark applications will be approved in a timely manner or at all, or that such registrations will effectively protect our brand names and trademarks.
Additionally, the steps we have taken to protect our intellectual property in the United States may not be adequate. If our efforts to maintain and protect our intellectual property are inadequate, or if any third party misappropriates, dilutes, or infringes on our intellectual property, the value of our brand may be harmed, which could have a material adverse effect on our business and might prevent our brands from achieving or maintaining market acceptance. Even with our own franchise partners, whose activities are monitored and regulated through our franchise agreements, we face risk that they may refer to or make statements about our brand that do not make proper use of our trademarks or required designations, that improperly alter trademarks or branding, or that are critical of our brand or place our brand in a context that may tarnish our reputation. This may result in dilution of, or harm to, our intellectual property or the value of our brand.

Moreover, we do not hold any patents for our roasting methods. We roast the majority of our coffee beans in-house, and we consider our roasting methods essential to the quality of our products. Because we do not hold any patents for our roasting methods, competitors may be able to duplicate our process if such methods became known. If our competitors copy our roasting methods, the value of our coffee products may decline, and we may lose customers to competitors.
We may also from time to time be required to institute litigation to enforce our trademarks, service marks, and other intellectual property. Such litigation could result in substantial costs and diversion of resources and could negatively affect our sales, profitability, and prospects regardless of whether we can successfully enforce our rights.
Third parties may oppose our trademark and service mark applications, or otherwise challenge our use of the trademarks and service marks. In the event that these or other intellectual property rights are successfully challenged, we could be forced to rebrand our products, which would result in loss of brand recognition and would require us to devote resources to advertising and marketing new brands. Third parties may also assert that we infringe, misappropriate, or otherwise violate their intellectual property and may sue us for intellectual property infringement. Even if we are successful in these proceedings, we may incur substantial costs, and the time and attention of our management and other personnel may be diverted in pursuing these proceedings. If a court finds that we infringe a third party’s intellectual property, we may be required to pay damages or be subject to an injunction. With respect to any third party intellectual property that we use or wish to use in our business (whether or not asserted against us in litigation), we may not be able to enter into licensing or other arrangements with the owner of such intellectual property at a reasonable cost or on reasonable terms.
Litigation or legal proceedings could expose us to significant liabilities and have a negative impact on our reputation or business.
From time to time, we may be party to various claims and litigation proceedings, some of which we may institute ourselves, and some of which we may be defending against. We evaluate these claims and litigation proceedings to assess the likelihood of unfavorable outcomes and to estimate, if possible, the nature and amount of potential recoveries or losses. Based on these assessments and estimates, we may establish reserves, as appropriate. These assessments and estimates are based on the information available to management at the time and involve a significant amount of management judgment. Actual outcomes, gains or losses may differ materially from our assessments and estimates. We may also, from time to time, take certain positions in respect of contractual or other relationships with third parties which may result a dispute, and, ultimately, litigation. We are not currently party to any material litigation.
Even when not merited, the commencement or defense of these lawsuits may divert management’s attention, and we may incur significant expenses in pursuing or defending these lawsuits. The results of litigation and other legal proceedings are inherently uncertain, and adverse judgments or settlements in some of these legal disputes may result in adverse monetary damages, penalties or injunctive relief against us, which could negatively impact our financial position, cash flows or results of operations. Any claims or litigation, even if fully indemnified or insured, could damage our reputation and make it more difficult to compete effectively or to obtain adequate insurance in the future.
Furthermore, while we maintain insurance for certain potential liabilities, such insurance does not cover all types and amounts of potential liabilities and is subject to various exclusions as well as caps on amounts recoverable. Even if we believe a claim is covered by insurance, insurers may dispute our entitlement to recovery for a variety of potential reasons, which may affect the timing and, if the insurers prevail, the amount of our recovery.
Evolving consumer preferences and tastes, including public or medical opinions about caffeine consumption, may adversely affect our business.
Our continued success depends on our ability to attract and retain customers. Our financial results could be adversely affected by a shift in consumer spending away from our products, lack of customer acceptance of new products (including due to price increases necessary to cover the costs of new products or higher input costs), brand perception (such as the existence or expansion of our competitors), or platforms

(such as features of our mobile application and changes in our loyalty rewards programs and initiatives), or customers reducing their demand for our current offerings as new products are introduced.
In addition, most of our products contain caffeine and our Ready-to-Drink products and many of the beverages made at our retail coffee shops contain sugar, dairy products, and other compounds, such as natural and artificial flavors, the health effects of which are the subject of public and regulatory scrutiny, including the suggestion of linkages to a variety of adverse health effects. There is increasing consumer awareness of health risks that are attributed to caffeine and other ingredients we use, particularly in the United States, including obesity, increased blood pressure and heart rate, anxiety and insomnia, as well as increased consumer litigation based on alleged adverse health impacts of consumption of various food and beverage products. An unfavorable report on the health effects of caffeine, sugar, or other ingredients in our products or changes in public perception of these ingredients could significantly reduce the demand for our products. A decrease in customer consumption as a result of these health concerns or negative publicity could significantly reduce the demand for our products and could harm our business.
Food safety and quality concerns may negatively impact our brand, business, and profitability, our internal operational controls and standards may not always be met, and our employees may not always act professionally, responsibly and in our and our customers’ best interests. Any possible instances or reports, whether true or not, of food or beverage-borne illness could reduce our sales.
Incidents or reports, whether true or not, of food-borne or water-borne illness or other food safety issues, food contamination or tampering, employee hygiene and cleanliness failures, or improper employee conduct at our retail coffee shops could lead to product liability or other claims. Such incidents or reports could negatively affect our brand and reputation as well as our business, revenue, and profits. Similar incidents or reports occurring at coffee and convenience shops unrelated to us could likewise create negative publicity, which could negatively impact consumer behavior towards us. Our products may also be subject to food recalls or other regulatory warnings promulgated by the U.S. Food and Drug Administration (the “FDA”) or other regulatory bodies.
We cannot guarantee to customers that our internal controls and training will be fully effective in preventing all food-borne illnesses. New illnesses resistant to our current precautions may develop in the future, or diseases with long incubation periods could arise, potentially giving rise to claims or allegations on a retroactive basis. One or more instances of food-borne illness in one of our company-operated or franchised shops could negatively affect sales at all our shops if highly publicized. This risk exists even if it were later determined that the illness was wrongly attributed to one of our shops. Additionally, even if food-borne illnesses were not identified at our shops, our sales could be adversely affected if instances of food-borne illnesses at other coffee and beverage chains were highly publicized.
Our expansion into new markets may present increased risks, which could affect our profitability.
We plan to open additional retail coffee shops in markets where we have little or no operating experience. The target consumer base of our shops varies by location depending on a number of factors, including population density, other local coffee and convenience beverage distributors, area demographics, and geography. Shops we open in new markets may take longer to reach expected sales and profit levels on a consistent basis. New markets may have competitive conditions, consumer tastes, and discretionary spending patterns that are more difficult to predict or satisfy than our existing markets . We may need to make greater investments than we originally planned in advertising and promotional activity in new markets to build brand awareness. We may find it more difficult in new markets to hire, motivate and keep qualified employees who share our values. We may also incur higher costs from entering new markets if, for example, we assign operators to manage comparatively fewer shops than we assign in more developed markets. Also, until we attain a critical mass in a market, the shops we do open will have reduced operating leverage. As a result, these new shops may be less successful or may achieve target operating profit margins at a slower rate than existing shops did, if ever. If we do not successfully execute our plans to enter new markets, our business could be harmed.
We are subject to the risks associated with leasing space subject to long-term non-cancelable lease and, with respect to the real property that we own, owning real estate.
Our leases generally have initial terms of 10 years with renewal options. Shop leases provide for a specified annual rent, with agreed annual increases and other escalators. Generally, our leases are “net”

leases, which require us to pay all the cost of insurance, taxes, maintenance and utilities. We generally cannot terminate these leases without incurring substantial costs. Additional sites that we lease are likely to be subject to similar long-term non-cancelable leases. If an existing or future shop is not profitable, and we decide to close it, we may nonetheless be committed to perform our obligations under the applicable lease including, among other things, paying the base rent for the balance of the lease term. In addition, as each of our leases expires, we may fail to negotiate renewals, either on commercially acceptable terms or at all, which could cause us to close shops in desirable locations. Also, because we sometimes purchase real property for various shop locations and for office, warehouse, and manufacturing facilities, we’re subject to all the risks generally associated with owning real estate, including changes in the investment climate for real estate, demographic trends, and supply or demand for the use of the shops, which may result from competition from similar restaurants in the area as well as strict, joint, and several liability for environmental contamination at or from the property, regardless of fault.
Our operating results and growth strategies are partly dependent upon the success of our franchise partners, and we have limited control with respect to their operations. Additionally, our franchise partners’ interests may conflict or diverge with our interests in the future, which could have a negative impact on our business.
As of September 30, 2021, approximately 56% of our shops were operated by our franchise partners and, because of this, we depend on the financial success and cooperation of our franchise partners for our success. Our franchise partners are independent business operators and are not our employees, and as such we have limited control over how our franchise partners run their businesses, and their inability to operate successfully could adversely affect our operating results.
We receive royalties, franchise fees, contributions to our marketing development fund, and other fees from our franchise partners. Additionally, we sell proprietary products to our franchise partners at a markup over our cost to produce. We have established operational standards and guidelines for our franchise partners; however, we have limited control over how our franchise partners’ businesses are run, including day to day operations. Even with these operation standards and guidelines, the quality of franchised shops may be diminished by any number of factors beyond our control. Consequently, our franchise partners may not successfully operate shops in a manner consistent with our standards and requirements, such as quality, service and cleanliness, or may not hire and train qualified shop managers, employees, and other shop personnel or may not implement marketing programs and major initiatives such as shop remodels or equipment or technology upgrades, which may require financial investment. Even if such unsuccessful operations do not rise to the level of breaching the related franchise documents, they may be attributed by customers to our brand and could have a negative impact on our business.
Our franchise partners may not be able to secure adequate financing to open or continue operating our shops. If they incur too much debt or if economic or sales trends deteriorate such that they are unable to repay existing debt, our franchise partners could experience financial distress or even bankruptcy. If a significant number of our franchise partners become financially distressed, it could harm our operating results through reduced royalty revenue, marketing fees, and proprietary product sales and the impact on our profitability could be greater than the percentage decrease in these revenue streams.
While we are responsible for ensuring the success of our entire system of shops and for taking a longer term view with respect to system improvements, our franchise partners have individual business strategies and objectives, which might conflict with our interests. Our franchise partners may from time to time disagree with us and our strategies and objectives regarding the business or our interpretation of our respective rights and obligations under the franchise agreement and the terms and conditions of the franchise partner relationship. This may lead to disputes with our franchise partners and we expect such disputes to occur from time to time in the future as we continue to have franchises. Such disputes may result in legal action against us. To the extent we have such disputes, the attention, time and financial resources of our management and our franchise partners will be diverted from our shops, which could harm our business even if we have a successful outcome in the dispute.
Actions or omissions by our franchise partners in violation of various laws may be attributed to us or result in negative publicity that affects our overall brand image, which may decrease consumer demand for our products. Franchise partners may engage in online activity via social media or activity in their personal lives that negatively impacts public perception of our franchise partners’ or our operations or our brand as a whole. This activity may negatively affect franchise partners’ sales and in turn impact our revenue.
In addition, various state and federal laws govern our relationship with our franchise partners and our potential sale of a franchise. A franchise partner and/or a government agency may bring legal action against us based on the franchisee/franchisor relationships that could result in the award of damages to franchise partners and/or the imposition of fines or other penalties against us.
If we fail to maintain adequate operational and financial resources, particularly if we continue to grow rapidly, we may be unable to execute our business plan or maintain high levels of service and customer satisfaction.
Our continuous growth and expansion has placed, and may continue to place, significant demands on our management and our operational and financial resources. In connection therewith, our organizational structure is becoming more complex as we scale our operational, financial, and management controls, as well as our reporting systems and procedures. As we continue to grow, we face challenges of integrating, developing, training, and motivating a rapidly growing employee base in our various retail coffee shops and maintaining our culture across multiple offices and shops. Certain members of our management have not previously worked together for an extended period of time, and some do not have prior experience managing a public company, which may affect how they manage our growth. If we fail to manage our anticipated growth and change in a manner that preserves the key aspects of our corporate culture, the quality of our products and services may suffer, which could negatively affect our brand and reputation and harm our ability to attract users, employees, and organizations.
To manage growth in our operations and personnel, we will need to continue to grow and improve our operational, financial, and management controls and our reporting systems and procedures. We will require significant capital expenditures and the allocation of valuable management resources to grow and change in these areas. We depend on cash generated from our operations to support our growth, and we may need to raise additional capital, which may not always be available on acceptable terms. Our expansion has placed, and our expected future growth will continue to place, a significant strain on our management, customer experience, research and development, sales and marketing, administrative, financial, and other resources.
In addition, as we expand our business, it is important that we continue to maintain a high level of customer service and satisfaction. As our customer base continues to grow, we will need to expand our customer service and other personnel, which will require more complex management and systems. If we are not able to continue to provide high levels of customer service, our reputation, as well as our business could be harmed.
Pandemics or disease outbreaks such as the COVID-19 pandemic have had, and may continue to have, an effect on our business and results of operations.
Pandemics or disease outbreaks such as the COVID-19 pandemic have impacted and are likely to continue to impact customer traffic at our retail coffee shops and may make it more difficult to staff our shops and, in more severe cases, may cause a temporary inability to obtain supplies and increase commodity costs. COVID-19 was officially declared a global pandemic by the World Health Organization in March 2020, and the virus, including the continued spread of highly transmissible variants of the virus, has impacted all global economies, and in the United States has resulted in varying levels of restrictions and shutdowns implemented by national, state, and local authorities.
Such viruses may be transmitted through human contact and airborne delivery, and the risk of contracting viruses could continue to cause employees or customers to avoid gathering in public places, which has had, and could further have, adverse effects on our customer traffic or the ability to adequately staff shops. We may be adversely affected if government authorities: impose restrictions on public gatherings, human interactions, operations of restaurants, or mandatory closures; seek voluntary closures; restrict hours of operations or impose curfews; restrict the import or export of products; or if suppliers issue mass recalls of products. Additional regulation or requirements with respect to the compensation of our employees could also have an adverse effect on our business. Even if such measures are not implemented and a virus or other disease does not spread significantly within a specific area, the perceived risk of infection or health risk in such area may adversely affect our business, liquidity, financial condition, and results of operations.

Additionally, different jurisdictions have seen varying levels of outbreaks or resurgences in outbreaks, and corresponding differences in government responses, which may make it difficult for us to plan or forecast an appropriate response.
Even though we have been deemed an “essential business” during this COVID-19 pandemic and have been allowed to remain in operation, there is no guarantee that in the event of a future pandemic or resurgence of the COVID-19 pandemic that we will receive the same designation. Regardless of our status as an essential business during the COVID-19 pandemic, we expect our operations will be disrupted if employees or employees of our franchise partners are suspected of having COVID-19 or other illnesses, since this requires us or our franchise partners to quarantine some or all such employees and close and disinfect our impacted shops. If a significant percentage of our workforce or the workforce of our franchise partners are unable to work, including because of illness or travel or government restrictions, like quarantine requirements, in connection with pandemics or disease outbreaks, our operations may be negatively impacted, potentially materially adversely affecting our business, liquidity, financial condition, or results of operations.
The COVID-19 pandemic and mitigation measures have also had an adverse impact on global economic conditions, which have had certain adverse effects on our business and financial condition, including specific sales channels, construction costs, supply chain, and difficulties experienced by our partners and employees. Our sales and operating results may be affected by uncertain or changing economic and market conditions arising in connection with and in response to the COVID-19 pandemic, including prolonged periods of high unemployment, inflation, deflation, prolonged weak consumer demand, a decrease in consumer discretionary spending, political instability, or other changes. The significance of the operational and financial impact to us will depend on how long and widespread the disruptions caused by the COVID-19 pandemic, and the corresponding response to contain the virus and treat those affected by it, prove to be.
We do not yet know the full extent of potential delays or impacts on our business, operations, or the global economy as a whole. While there have recently been vaccines developed and administered, and the spread of COVID- 19 may eventually be contained or mitigated, we cannot predict the timing of the vaccine roll-out globally or the efficacy of such vaccines, and we do not yet know how customers or our franchise partners will operate in a post COVID-19 environment. In addition, new strains and variants of the virus have caused a resurgence and an increase in reported infection rates, particularly in areas with lower vaccination rates, which may impact the general economic recovery. There is no guarantee that a future outbreak of this or any other widespread epidemics will not occur, or that the global economy will recover, either of which could seriously harm our business fully recover. The ultimate impact of the COVID-19 pandemic or a similar health epidemic on our business, operations, or the global economy as a whole remains highly uncertain.
While we have developed and continue to develop plans to help mitigate the potential negative impact of the COVID-19 pandemic, these efforts may not be effective, and any protracted economic downturn will likely limit the effectiveness of our efforts. Accordingly, it is not possible for us to predict the duration and extent to which this will affect our business at this time.
Risks Related to People and Culture
We depend on our executive officers and other key employees, and the loss of one or more of these employees or an inability to attract and retain other highly skilled employees could harm our business.
Our success depends partly upon the continued services of our founders, co-chief executive officers, and other executive officers. We rely on our leadership team in the areas of marketing, sales, customer experience, and selling, general and administrative. From time to time, there may be changes in our executive management team resulting from the hiring or departure of executives, which could disrupt our business. The loss of one or more of our executive officers or key employees could harm our business. Changes in our executive management team may also cause disruptions in, and harm to, our business.
Tom Davin, Co-CEO, contributes deep expertise in operations and execution of business growth strategies, based on his significant retail industry background. Evan Hafer, Co-CEO and Co-Founder, provides coffee roasting expertise and in-depth knowledge and experience of military and veteran consumers based on his own significant prior experience in the military. Mat Best, Co-Founder and Chief Branding Officer, has a significant social media following and drives organic customer engagement. Mr. Hafer and

Mr. Best are instrumental to our marketing and publicity strategy and are closely identified with both the brand and us in general. They actively promote the brand through their large social media platforms and through various public appearances, and we believe that the unique personalities of our Founders are part of our success. Our Founders’ public personas are more closely tied to our brand than other companies, and we believe that the continued engagement of our Founders with our customers will be a contributor to our growth.
Additionally, our founders and executive officers occasionally travel in small aircraft to remote locations, sometimes together. They also engage in outdoor recreational activities that have known risks, such as bear hunting. These activities could put our founders at risk and cause potential harm to our business.
If the services of Mr. Hafer, Mr. Best, or Mr. Davin became unavailable to us for any reason, it may be difficult or impossible for us to find adequate replacements, which could cause us to be less successful in maintaining our brand and developing and effectively executing on our strategies.
Changes in the availability of and the cost of labor could harm our business.
Our business could be harmed by increases in labor costs, including those increases triggered by regulatory actions regarding wages, scheduling and benefits, increased health care, and workers’ compensation insurance costs, which, in a business such as ours, are significant costs and expected to grow as our headcount expands. In particular, certain of our employees are paid wage rates at or based on the applicable federal or state minimum wage, and increases in the applicable minimum wage will increase labor costs. From time to time, legislative proposals are made to increase the minimum wage at the federal or state level. As federal, state, or other applicable minimum wage rates increase, we may be required to increase not only the wage rates of minimum wage employees, but also the wages paid to other hourly employees. We may not choose to increase prices in order to pass future increased labor costs on to customers, in which case our margins would be negatively affected. If we do not increase prices to cover increased labor costs, the higher prices could result in lower revenue, which may also reduce margins.
Furthermore, the successful operation of our business depends upon our, and our franchise partners’, ability to attract, motivate, and retain a sufficient number of qualified employees. From time to time, there may be a shortage of qualified employees in certain of the communities in which we operate or expand to. Shortages may make it increasingly difficult and expensive to attract, train, and retain the services of a satisfactory number of qualified employees, which could delay the planned openings of new company-operated and franchised shops and adversely impact the operations and profitability of existing shops. Furthermore, competition for qualified employees, particularly in markets where such shortages exist, could require us to pay higher wages, which could result in higher labor costs. Accordingly, if we and our franchise partners are unable to recruit and retain sufficiently qualified individuals, our business could be harmed.
Additionally, the growth of our business can make it increasingly difficult to locate and hire sufficient numbers of key employees, to maintain an effective system of internal controls for a dispersed chain, and to train employees to deliver consistently high-quality products and customer experiences, which could materially harm our business and results of operations. Furthermore, due to the COVID-19 pandemic, we could experience a shortage of labor for shop positions as concern over exposure to COVID-19 and other factors could decrease the pool of available qualified talent for key functions. In addition, our wages and benefits programs, combined with the challenging conditions due to the COVID-19 pandemic, may be insufficient to attract and retain the best talent.
Our unique workplace atmosphere may produce specific challenges.
We have regularly articulated a goal to hire 10,000 veterans. Failure to meet this goal, or perception that we have strayed from this goal in our hiring practices, may adversely affect our employee relationships and our reputation towards our customers. Moreover, veterans generally experience mental health issues, such as PTSD, at a higher rate than the average population, which could pose unique challenges in our workplace environment.
We maintain a policy of permitting employees and customers to carry firearms in the workplace and at our retail coffee shops. While we have never experienced any significant acts of violence at any of our locations in the past, such policy creates certain inherent risks and any accidents related therewith may subject us to liability.

Unionization activities may disrupt our operations and affect our profitability.
Although none of our employees are currently covered under collective bargaining agreements, our employees may elect to be represented by labor unions in the future. If a significant number of our employees were to become unionized and collective bargaining agreement terms were significantly different from our current compensation arrangements, it could adversely affect our business, financial condition, or results of operations. In addition, a labor dispute involving some or all of our employees may harm our reputation, disrupt our operations, and reduce our revenue, and resolution of disputes may increase our costs. Further, if we enter into a new market with unionized construction companies, or the construction companies in our current markets become unionized, construction and build out costs for new shops in such markets could materially increase.
Risks Related to Regulation and Litigation
We are subject to many federal, state, and local laws with which compliance is both costly and complex.
Our industry is subject to extensive federal, state, and local laws and regulations, including those relating to the preparation and sale of food and beverages or consumption and those relating to building and zoning requirements. Such laws and regulations are subject to change from time to time. The failure to comply with these laws and regulations could adversely affect our operating results. Typically, licenses, permits, and approvals under such laws and regulations must be renewed annually and may be revoked, suspended, or denied renewal for cause at any time if governmental authorities determine that our conduct violates applicable regulations. Difficulties or failure to maintain or obtain the required licenses, permits, and approvals could adversely affect our existing shops and delay or result in our decision to cancel the opening of new shops, which would adversely affect our business.
The development and operation of a retail coffee shop depends, to a significant extent, on the selection of suitable sites, which are subject to unique permitting, zoning, land use, environmental, traffic, and other regulations and requirements. We are also subject to licensing and regulation by state and local authorities relating to health, sanitation, safety, and fire standards.
We are subject to the Fair Labor Standards Act and various other federal, state, and local laws that regulate the wages and hours of employees. These laws commonly apply a strict liability standard so that even inadvertent noncompliance can lead to claims, government enforcement actions, and litigation. These laws vary from state to state and are subject to frequent amendments and judicial interpretations that can require rapid adjustments to operations. Insurance coverage for violations of these laws is costly and sometimes is not available. Changes to these laws can adversely affect our business by increasing labor and compliance costs. The failure to comply with these laws could adversely affect our business as a result of costly litigation or government enforcement actions.
We are also subject to a variety of other employee relations laws including, but not limited to, the Family and Medical Leave Act and state leave laws, employment discrimination laws, predictive scheduling laws, occupational health and safety laws and regulations, and the National Labor Relations Act. Together, these many laws and regulations present a thicket of compliance obligations and liability risks. As we grow, we will need to continue to increase our compliance efforts in these areas, which may affect our results from operations. Changes to these laws and regulations may increase these costs beyond our expectations or predictions, which would adversely affect our business operations and financial results. Violations of these laws could lead to costly litigation or governmental investigation or proceedings.
We are subject to compliance obligations of the Food Safety Modernization Acts (“FSMA”). Under FSMA, we are required to develop and implement a Food Safety Plan for our roasting operations. While we are not currently required to implement a FSMA Food Safety Plan or a Hazard Analysis and Critical Points system (“HACCP”) in our shops, many states have required restaurants to develop and implement HACCP, and the United States government continues to expand the sectors of the food industry that must adopt and implement HACCP. Additionally, our suppliers may initiate or otherwise be subject to food recalls that may impact the availability of certain products, result in adverse publicity, or require us to take actions that could be costly for us or otherwise impact our business.

We are subject to the Americans with Disabilities Act (the “ADA”), which, among other things, requires our shops to meet federally mandated requirements for the disabled. The ADA prohibits discrimination in employment and public accommodations on the basis of disability. Under the ADA, we could be required to expend funds to modify our shops to provide service to, or make reasonable accommodations for the employment of, disabled persons. In addition, our employment practices are subject to the requirements of the Immigration and Naturalization Service relating to citizenship and residency.
In addition, our franchise activities are subject to laws enacted by a number of states and rules and regulations promulgated by the FTC. Failure to comply with new or existing franchise laws, rules, and regulations in any jurisdiction or to obtain required government approvals could negatively affect our licensing sales and our relationships with our licensees.
The impact of current laws and regulations, the effect of future changes in laws or regulations that impose additional requirements, and the consequences of litigation relating to current or future laws and regulations, or our inability to respond effectively to significant regulatory or public policy issues, could increase our compliance and other costs of doing business and, therefore, have an adverse effect on our results of operations. Failure to comply with the laws and regulatory requirements of federal, state, and local authorities could result in, among other things, revocation of required licenses, administrative enforcement actions, fines, and civil and criminal liability. In addition, certain laws, including the ADA, could require us to expend significant funds to make modifications to our shops if we failed to comply with applicable standards. Compliance with all these laws and regulations can be costly and can increase our exposure to litigation or governmental investigations or proceedings.
We may be subject to liability for placing advertisements with content that is deemed inappropriate or misleading.
We are subject to a number of regulations applicable to the labeling and advertising of our products. The FDA promulgates a number of restrictions and guidelines on food labeling. For example, effective January 1, 2020, a revised FDA regulation requires the disclosure of the amount of added sugars in our products. We may incur significant costs to alter our existing labeling and packaging materials to comply with new FDA regulations, and new regulations may also negatively impact consumption patterns by consumers. Furthermore, the FTC promulgates a number of regulations regarding marketing and advertising that are applicable to our products, with which we must comply.
The FDA and the FTC require any claim on products to be truthful and not misleading. Failure to comply with these requirements may be subject to regulatory penalties or civil litigation. Our advertising often uses humor in conjunction with supportable facts about the products or their ingredients to engage with our customers and promote the brand. While we have not faced any liability concerning our advertising, an adverse ruling that our branding is misleading could harm our marketing and brand. We also sell certain products or merchandise labeled with an American flag even though they are not made in the United States, such as our coffee, which is roasted in the United States but sourced in traditional coffee growing regions, such as Latin America. If a customer or regulatory agency were to file suit over misleading advertising claims, whether or not they are successful, our business and brand reputation could be harmed.
We, as well as our vendors, are subject to stringent and changing laws, regulations, and industry standards related to data Processing, protection, privacy, and security. The actual or perceived failure by us, our customers, or vendors to comply with such laws, regulations, and industry standards may harm our business, financial condition, results of operations, and prospects.
We process personal information, confidential information, and other information necessary to provide our products and service and ensure that they are delivered effectively, to operate our business, for legal and marketing purposes, and for other business-related purposes.
Data privacy and regulation of privacy, information security, and processing has become a significant issue in the United States. The legal and regulatory framework for privacy and security issues is rapidly evolving and is expected to increase our compliance costs and exposure to liability. There are numerous federal, state, and local laws, orders, codes, regulations, and regulatory guidance regarding privacy, information security, and processing (“Data Protection Laws”), the number and scope of which is changing, subject to differing applications and interpretations, and which may be inconsistent among jurisdictions, or in conflict with other rules, laws, or Data Protection Obligations (defined below). We expect that there will continue to be new Data Protection Laws and Data Protection Obligations, and we cannot yet determine the impact such future Data Protection Laws may have on our business. Any significant change to Data Protection Laws and Data Protection Obligations, including without limitation, how the express or implied consent of customers for Processing is obtained, could increase our costs and require us to modify our operations, possibly in a material manner, which we may be unable to complete and may limit our ability to store and process customer data and operate our business.
Data Protection Laws are, and are likely to remain, uncertain for the foreseeable future, and our actual or perceived failure to address or comply with these laws could: increase our compliance and operational costs; limit our ability to market our products or services and attract new and retain current customers; limit or eliminate our ability to Process; expose us to regulatory scrutiny, actions, investigations, fines, and penalties; result in reputational harm; lead to a loss of customers; reduce the use of our products or services; result in litigation and liability, including class action litigation; cause to incur significant costs, expenses, and fees (including attorney fees); cause a material adverse impact to business operations or financial results; and otherwise result in other material harm to our business (“Adverse Data Protection Impact”).
We are or may also be subject to the terms of our external and internal privacy and security policies, codes, representations, certifications, industry standards, publications, and frameworks (“Privacy Policies”) and contractual obligations to third parties related to privacy, information security, and Processing, including contractual obligations to indemnify and hold harmless third parties from the costs or consequences of non-compliance with Data Protection Laws or other obligations (“Data Protection Obligations”).
We strive to comply with applicable Data Protection Laws, Privacy Policies, and Data Protection Obligations to the extent possible, but we may at times fail to do so, or may be perceived to have failed to do so. Moreover, despite our efforts, we may not be successful in achieving compliance if our employees, partners, or vendors do not comply with applicable Data Protection Laws, Privacy Policies, and Data Protection Obligations. We may be subject to and suffer an Adverse Data Protection Impact if we fail (or are perceived to have failed) to comply with applicable Data Protection Laws, Privacy Policies, and Data Protection Obligations, if our Privacy Policies are, in whole or part, found to be inaccurate, incomplete, deceptive, unfair, or misrepresentative of our actual practices. In addition, any such failure or perceived failure could result in public statements against us by consumer advocacy groups, the media, or others, which may cause us material reputational harm. Our actual or perceived failure to comply with Data Protection Laws, Privacy Policies, and Data Protection Obligations could also subject us to litigation, claims, proceedings, actions, or investigations by governmental entities, authorities, or regulators, which could result in an Adverse Data Protection Impact, including required changes to our business practices, the diversion of resources and the attention of management from our business, regulatory oversights and audits, discontinuance of necessary Processing, or other remedies that adversely affect our business.
In the United States, these include rules and regulations promulgated under the authority of the Federal Trade Commission (the “FTC”), the Electronic Communications Privacy Act, the Computer Fraud and Abuse Act, the California Consumer Privacy Act (the “CCPA”) and other state and federal laws relating to privacy and data security. The CCPA, which among other things, establishes a privacy framework for covered businesses, including an expansive definition of personal data and data privacy rights. The CCPA provides individual privacy rights for California residents and places increased privacy and security obligations on covered businesses processing personal data. The CCPA requires covered businesses to provide new disclosures to California residents and provide such individuals with ways to opt-out of certain sales of personal data. The CCPA also provides a private right of action and statutory damages for violations, including for data breaches. To the extent applicable to our business and operations, the CCPA may impact our business activities by increasing our compliance costs and potential liability with respect to personal information that we or third parties with whom we contract to provide services maintain about California residents. It is anticipated that the CCPA will be expanded on January 1, 2023, when the California Privacy Rights Act of 2020 (the “CPRA”) becomes operative. The CPRA will, among other things, give California residents the ability to limit use of certain sensitive personal data, further restrict the use of cross-contextual advertising, establish restrictions on the retention of personal data, expand the types of data breaches subject to the CCPA’s private right of action, provide for increased penalties for CPRA violations concerning California residents under the age of 16, and establish a new California Privacy Protection Agency to implement and enforce the law. These Data Protection Laws (such as the CCPA and CPRA) exemplify the vulnerability of our business to the evolving regulatory environment related to personal data.
Moreover, across the United States, laws and regulations governing data privacy and security continue to develop and evolve. For example, Virginia enacted the Consumer Data Protection Act (“CDPA”) that may impose obligations similar to or more stringent than those we may face under other Data Protection Laws. Compliance with the CPRA, the CCPA, the CDPA and any newly enacted privacy and data security laws or regulations may be challenging and cost- and time-intensive, and may require us to modify our data processing practices and policies and to incur substantial costs and potential liability in an effort to comply with such legislation. The Data Protection Laws, Privacy Policies, and Data Protection Obligations to which we are subject may significantly affect our business activities and many of these obligations may contain ambiguous provisions creating uncertainty. Compliance with the requirements imposed by such Data Protection Laws and Data Protection Obligations may require us to revise our business practices, allocate more resources to privacy and security, and implement new technologies. Such efforts may result in significant costs to our business. Noncompliance could result in Adverse Data Protection Impact, including proceedings against us by governmental and regulatory entities, collaborators, individuals, or others.
We rely on a variety of marketing techniques and practices, including email and social media marketing, online targeted advertising, and cookie-based processing, to sell our products and services and to attract new customers, and we, and our vendors, are subject to various current and future Data Protection Laws and Data Protection Obligations that govern marketing and advertising practices. Governmental authorities continue to evaluate the privacy implications inherent in the use of third party “cookies” and other methods of online tracking for behavioral advertising and other purposes, such as by regulating the level of consumer notice and consent required before a company can employ cookies or other electronic tracking tools or the use of data gathered with such tools. Additionally, some providers of consumer devices, web browsers, and application shops have implemented, or announced plans to implement, means to make it easier for Internet users to prevent the placement of cookies or to block other tracking technologies, require additional consents, or limit the ability to track user activity, which could, if widely adopted, result in the use of third party cookies and other methods of online tracking becoming significantly less effective. Laws and regulations regarding the use of these cookies and other current online tracking and advertising practices or a loss in our ability to make effective use of services that employ such technologies could increase our costs of operations and limit our ability to acquire new customers on cost-effective terms, which, in turn, could have an adverse effect on our business, financial condition, results of operations, and prospects.
We and our franchise partners are subject to extensive government regulations that could result in claims leading to increased costs and restrict our ability to operate franchises.
We and our franchise partners are subject to extensive government regulation at the federal, state, and local government levels, including by the FTC. These include, but are not limited to, regulations relating to the preparation and sale of beverages, zoning and building codes, franchising, land use, and employee, health, sanitation, and safety matters. We and our franchise partners are required to obtain and maintain a wide variety of governmental licenses, permits, and approvals. Local authorities may suspend or deny renewal of our governmental licenses if they determine that our operations do not meet the standards for initial grant or renewal. Difficulty or failure in obtaining them in the future could result in delaying or canceling the opening of new shops and thus could harm our business. Any such failure could also subject us to liability from our franchise partners.
Additionally, Congress has a legislation proposal in process that could shift more liability for franchise partner employment practices onto franchisors. The federal PRO Act would codify the Browning-Ferris decision that redefined joint employment to include a broader category of conduct by the franchisor, thereby increasing the possibility of us being held liable for our franchise partners’ employment practices.
Beverage and restaurant companies have been the target of class action lawsuits and other proceedings that are costly, divert management attention, and, if successful, could result in our payment of substantial damages or settlement costs.
Our business is subject to the risk of litigation by employees, customers, competitors, landlords, or neighboring businesses, suppliers, franchise partners, stockholders, or others through private actions, class actions, administrative proceedings, regulatory actions, or other litigation. The outcome of litigation, particularly class action and regulatory actions, is difficult to assess or quantify. In recent years, beverage and restaurant companies have been subject to lawsuits, including class action lawsuits, alleging violations of federal and state laws regarding workplace and employment matters, discrimination, and similar matters. A number of these lawsuits have resulted in the payment of substantial damages by the defendants. Similar lawsuits have been instituted from time to time alleging violations of various federal and state wage and hour laws regarding, among other things, employee meal deductions, overtime eligibility of assistant managers, and failure to pay for all hours worked. While we have not been a party to any of these types of lawsuits in the past, there can be no assurance that we will not be named in any such lawsuit in the future or that we would not be required to pay substantial expenses or damages.
Our customers may file complaints or lawsuits against us alleging that we are responsible for some illness or injury they suffered at or after a visit to one of our retail coffee shops, including actions seeking damages resulting from food-borne illness or accidents in our shops. We also could be subject to a variety of other claims from third parties arising in the ordinary course of our business, including contract claims. The beverage and restaurant industry has also been subject to a growing number of claims that their menus and actions have led to the obesity of certain of their customers.
Occasionally, we and our franchise partners may become involved in disputes with neighbors, government officials, and landlords over the lines of cars attempting to visit our shops. These disputes could lead to the loss or changing of locations, changes to hours and operations, and costly litigation. If we are unable to reach agreement in future disputes or to alleviate pressure on certain shops by building additional shops or making operational changes, we may be required to close locations or alter operations at some locations. Lost sales and royalty payments caused by such closures or alterations, plus increased expenses from litigation, would harm our business.
Our business also carries a unique risk of liability in our industry regarding personal injury to employees and contractors. Our content creation team often produces videos and other media depicting risky or dangerous activities, showcasing stunts and activities with firearms, military vehicles, “extreme” sports, marksmanships, and other themes pursuing the lifestyle associated with our brand. While we take precautions to ensure the safety of all involved in creating this content, the activities carry an inherent risk that cannot be eliminated. If any individual were to suffer serious harm while involved with one of our productions, this could lead to litigation against us.
Regardless of whether any claims against us are valid or whether we are liable, claims may be expensive to defend and may divert time and money away from our operations. In addition, they may generate negative publicity, which could reduce customer traffic and sales. Although we maintain what we believe to be adequate levels of insurance, insurance may not be available at all or in sufficient amounts to cover any liabilities with respect to these or other matters. A judgment or other liability in excess of our insurance coverage for any claims or any adverse publicity resulting from claims could harm our business.
Changes in statutory, regulatory, accounting, and other legal requirements, including changes in accounting principles generally accepted in the United States, could potentially impact our operating and financial results.
We are subject to numerous statutory, regulatory, and legal requirements. Our operating results could be negatively impacted by developments in these areas due to the costs of compliance in addition to possible government penalties and litigation in the event of deemed noncompliance. Changes in the regulatory environment in the area of food safety, privacy and information security, wage, and hour laws, among others, could potentially impact our operations and financial results.
Generally accepted accounting principles in the United States (“GAAP”) are subject to interpretation by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the SEC, and various bodies formed to promulgate and interpret appropriate accounting principles. A change in these principles or interpretations could have a significant effect on our reported financial results, and could affect the reporting of transactions completed before the announcement of a change.
Moreover, while we believe that we maintain insurance customary for businesses of our size and type, there are types of losses we may incur that cannot be insured against or that we believe are not economically reasonable to insure. Such losses could harm our business.

Fluctuations in our tax obligations and effective tax rate and realization of our deferred tax assets may result in volatility of our operating results and adversely affect our financial condition.
We are subject to taxes by the U.S. federal, state, and local tax authorities, and our tax liabilities will be affected by the allocation of expenses to differing jurisdictions. We record tax expense based on our estimates of future payments, which may include reserves for uncertain tax positions in multiple tax jurisdictions, and valuation allowances related to certain net deferred tax assets. At any one time, many tax years may be subject to audit by various taxing jurisdictions. The results of these audits and negotiations with taxing authorities may affect the ultimate settlement of these issues. We expect that throughout the year there could be ongoing variability in our quarterly tax rates as events occur and exposures are evaluated. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
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changes in the valuation of our deferred tax assets and liabilities;

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expected timing and amount of the release of any tax valuation allowance;

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changes in tax laws, regulations or interpretations thereof; or

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future earnings being lower than anticipated in jurisdictions where we have lower statutory tax rates and higher than anticipated earnings in jurisdictions where we have higher statutory tax rates.

In addition, our effective tax rate in a given financial statement period may be materially impacted by a variety of factors including but not limited to changes in the mix and level of earnings, varying tax rates in the different jurisdictions in which we operate, fluctuations in the valuation allowance, or by changes to existing accounting rules or regulations. Further, tax legislation may be enacted in the future which could negatively impact our current or future tax structure and effective tax rates. We may be subject to audits of our income, sales, and other transaction taxes by U.S. federal, state, and local taxing authorities. Outcomes from these audits could have an adverse effect on our operating results and financial condition.
Legislation and regulations requiring the display and provision of nutritional information for our menu offerings, and new information or attitudes regarding diet and health or adverse opinions about the health effects of consuming our menu offerings, could affect consumer preferences and negatively impact our business, financial condition, and results of operations.
Government regulation and consumer eating habits may impact our business as a result of changes in attitudes regarding diet and health or new information regarding the health effects of consuming our menu offerings. These changes have resulted in, and may continue to result in, the enactment of laws and regulations that impact the ingredients and nutritional content of our menu offerings, or laws and regulations requiring us to disclose the nutritional content of our food offerings.
For example, a number of states, counties, and cities have enacted menu labeling laws requiring multi-unit restaurant operators to disclose certain nutritional information to customers, or have enacted legislation restricting the use of certain types of ingredients in food sold at restaurants. Furthermore, the Patient Protection and Affordable Care Act of 2010 (the “PPACA”) establishes a uniform federal requirement for certain restaurants to post certain nutritional information on their menus. Specifically, the PPACA amended the Federal Food, Drug, and Cosmetic Act to require certain chain restaurants to publish the total number of calories of standard menu items on menus and menu boards, along with a statement that puts this calorie information in the context of a total daily calorie intake. The PPACA also requires covered restaurants to provide to consumers, upon request, a written summary of detailed nutritional information for each standard menu item, and to provide a statement on menus and menu boards about the availability of this information. The PPACA further permits the FDA to require covered restaurants to make additional nutrient disclosures, such as disclosure of trans-fat content. An unfavorable report on, or reaction to, our menu ingredients, the size of our portions, or the nutritional content of our menu items could negatively influence the demand for our offerings.
We cannot make any assurances regarding our ability to effectively respond to changes in consumer health perceptions or our ability to successfully implement the nutrient content disclosure requirements and to adapt our menu offerings to trends in drinking and consumption habits. The imposition of menu-labeling laws could have an adverse effect on our results of operations and financial position, as well as the beverage industry in general.

Risks Related to PubCo’s Corporate Structure
PubCo will be a public benefit corporation, and its focus on the PBC Purpose may negatively impact its financial performance.
Unlike traditional corporations, which have a fiduciary duty to focus exclusively on maximizing stockholder value, PubCo directors will have a fiduciary duty to balance the pecuniary interests of stockholders, the best interests of those materially affected by its conduct and the PBC Purpose. Therefore, PubCo may take actions that it believes will be in the best interests of those stakeholders materially affected by its conduct and/or pursuant to the PBC Purpose even if those actions do not maximize its financial results. PubCo’s public benefit designation and obligation to provide an overall net benefit to PubCo and its stakeholders and promote the PBC Purpose could cause PubCo to make decisions and take actions without seeking to maximize the income generated from its business, and hence available for distribution to its stockholders. PubCo’s pursuit of longer-term or non-pecuniary benefits may not materialize within the timeframe it expects or at all, yet may have an immediate negative effect on any amounts available for distribution to its stockholders. Accordingly, being a public benefit corporation could have a material adverse effect on PubCo’s business, results of operations and financial condition, which in turn could cause the price of PubCo’s stock to decline.
Further, there is no assurance that PubCo will be able to achieve the PBC Purpose or that the expected positive impact from being a public benefit corporation will be realized, which could have a material adverse effect on PubCo’s reputation, which in turn may have a material adverse effect on its business, results of operations and financial condition.
PubCo’s directors will have a fiduciary duty to consider not only its stockholders’ interests, but also the best interests of those materially affected by its conduct and the PBC Purpose. If a conflict between such interests arises, there is no guarantee such a conflict would be resolved in favor of PubCo stockholders.
While directors of traditional corporations are required to make decisions they believe to be in the best interests of their stockholders, directors of a public benefit corporation have a fiduciary duty to consider not only the stockholders’ interests, but also the PBC Purpose and the interests of other stakeholders affected by the company’s actions. Under Delaware law, directors are shielded from liability for breach of these obligations if they make informed and disinterested decisions that serve a rational purpose. Thus, unlike traditional corporations which must focus exclusively on stockholder value, PubCo directors will not merely be permitted, but obligated, to consider the PBC Purpose and the interests of other stakeholders. In the event of a conflict between the interests of PubCo stockholders and the interests of the PBC Purpose or its other stakeholders, PubCo directors must only make informed and disinterested decisions that serve a rational purpose. Therefore, there is no guarantee such a conflict would be resolved in favor of PubCo stockholders, which could have a material adverse effect on our business, results of operations and financial condition, which in turn could cause the price of PubCo’s stock to decline.
PubCo’s status as a public benefit corporation could make its acquisition, which may be beneficial to its stockholders, more difficult.
PubCo’s status as a public benefit corporation could make it more difficult for another party to obtain control of PubCo. While Delaware common law, as stated in Revlon, Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173 (Del. 1986), and related cases, imposes upon directors of a traditional corporation a duty to maximize short-term stockholder value in certain ‘sale of the company’ transactions, a public benefit corporation board’s decision-making would not be subject to those same constraints. The PubCo Board could reject a bid to acquire PubCo in favor of pursuing the PBC Purpose, to the detriment of stockholders. Consideration of these competing interests would not preclude the PubCo Board from accepting a bid that maximizes short-term stockholder value. Rather, PubCo’s board of directors could weigh the merits of accepting the short-term value offered by a bid against other options that may generate greater long-term value, be in the best interests of those materially affected by its conduct and/or better promote the PBC Purpose and, if appropriate, could accept a bid that does not maximize the financial return to stockholders. Any of the foregoing provisions could limit the price that investors might be willing to pay in the future for shares of PubCo capital stock, and deter potential acquirers of PubCo, thereby reducing the likelihood that you would receive a premium for your PubCo stock in an acquisition.
Further, public benefit corporations may not be attractive targets for activists or hedge fund investors because new directors would still have to consider and give appropriate weight to the public benefit along with stockholder value, and stockholders committed to the public benefit can enforce this through derivative suits. By requiring that board of directors of public benefit corporations to consider additional constituencies other than maximizing stockholder value, Delaware public benefit corporation law could potentially make it easier for a board of directors to reject a hostile bid, even where the takeover would maximize the financial return to stockholders.
As a public benefit corporation, PubCo may be subject to increased derivative litigation concerning its duty to balance stockholder interests and the PBC Purpose, the occurrence of which may have an adverse impact on PubCo’s financial condition and results of operations.
Stockholders of a Delaware public benefit corporation, if they, individually or collectively, own at least 2% of its outstanding capital stock or at least $2.0 million in market value, are entitled to file a derivative lawsuit claiming that its directors failed to balance stockholder and public benefit interests. This potential liability does not exist for traditional corporations. Therefore, PubCo be subject to the possibility of increased derivative litigation, which would require the attention of management and, as a result, may adversely impact management’s ability to effectively execute its strategy. Any such derivative litigation may be costly and have an adverse impact on PubCo’s financial condition and results of operations.
As a public benefit corporation, PubCo will be required to comply with various new reporting requirements, which, even if complied with, could result in harm to its reputation.
As a public benefit corporation, PubCo will be required to publicly disclose a report at least biennially on its overall public benefit performance and success in achieving its specific public benefit purpose. If PubCo is not able to provide this report in a timely or at all, or if the report is not viewed favorably by parties doing business with PubCo or regulators or others reviewing PubCo’s credentials, its reputation and status as a public benefit corporation may be harmed and the value of PubCo’s stock could decrease as a result.
PubCo’s only material assets are its direct and indirect interests in BRCC, and PubCo is accordingly dependent upon distributions from BRCC to pay dividends and taxes and other expenses.
PubCo is a holding company and has no material assets other than its managing member interest and direct and indirect limited liability company interests in BRCC. PubCo has no independent means of generating revenue. PubCo intends to cause its subsidiaries (including BRCC) to make distributions in an amount sufficient to cover all applicable taxes and other expenses payable and dividends, if any, declared by it. The terms of any credit agreements or other borrowing arrangements PubCo or its subsidiaries enter into in the future may impose restrictions on the ability to pay dividends to PubCo. To the extent that PubCo needs funds, and any of its direct or indirect subsidiaries is restricted from making such distributions under these debt agreements or applicable law or regulation, or is otherwise unable to provide such funds, it could materially adversely affect PubCo’s liquidity and financial condition.
Delaware law, the Proposed Charter and the Proposed Bylaws will contain certain provisions, including anti-takeover provisions that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable.
The Proposed Charter, the Proposed Bylaws and the DGCL contain provisions that could have the effect of rendering more difficult, delaying, or preventing an acquisition deemed undesirable by the PubCo Board and therefore depress the trading price of the PubCo Class A Common Stock. These provisions could also make it difficult for stockholders to take certain actions, including electing directors who are not nominated by the current members of the PubCo Board or taking other corporate actions, including effecting changes in management. Among other things, the Proposed Charter and Proposed Bylaws include provisions regarding:

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a classified board of directors with three-year staggered terms, which could delay the ability of stockholders to change the membership of a majority of the PubCo Board;

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the ability of the PubCo Board to issue shares of preferred stock, including “blank check” preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

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the limitation of the liability of, and the indemnification of, PubCo’s directors and officers;

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the right of the PubCo Board to elect a director to fill a vacancy created by the expansion of the PubCo Board or the resignation, death or removal of a director, which prevents stockholders from being able to fill vacancies on the PubCo Board;

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the requirement that directors may only be removed from the PubCo Board for cause, upon the affirmative vote of the holders of at least 66 2/3% of the voting power of all of then outstanding shares of the voting stock, voting together as a single class;

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the requirement that a special meeting of stockholders may be called only by the PubCo Board, the chairman of the PubCo Board or PubCo’s chief executive officer, which could delay the ability of stockholders to force consideration of a proposal or to take action, including the removal of directors;

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controlling the procedures for the conduct and scheduling of the PubCo Board and stockholder meetings;

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the requirement for the affirmative vote of holders of (i) (a) at least 66-2/3%, in case of certain provisions or (b) a majority, in case of other provisions, of the voting power of all of then outstanding shares of the voting stock, voting together as a single class, to amend, alter, change or repeal certain provisions of the PubCo’s Charter; and (ii) (a) at least 66-2/3%, in case of certain provisions, or (b) a majority, in case of other provisions, of the voting power of all of then outstanding shares of the voting stock, voting together as a single class, to amend, alter, change or repeal certain provisions of the Proposed Bylaws, which could preclude stockholders from bringing matters before annual or special meetings of stockholders and delay changes in the PubCo Board and also may inhibit the ability of an acquirer to effect such amendments to facilitate an unsolicited takeover attempt;

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the ability of the PubCo Board to amend the Proposed Bylaws, which may allow the PubCo Board to take additional actions to prevent an unsolicited takeover and inhibit the ability of an acquirer to amend the Proposed Bylaws to facilitate an unsolicited takeover attempt; and

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advance notice procedures with which stockholders must comply to nominate candidates to the PubCo Board or to propose matters to be acted upon at a stockholders’ meeting, which could preclude stockholders from bringing matters before annual or special meetings of stockholders and delay changes in the PubCo Board and also may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of PubCo.

These provisions, alone or together, could delay or prevent hostile takeovers and changes in control or changes in the PubCo Board or management.
In addition, as a Delaware public benefit corporation, PubCo will generally be subject to provisions of Delaware law, including the DGCL. Although PubCo will elect not to be governed by Section 203 of the DGCL, certain provisions of the Proposed Charter will, in a manner substantially similar to Section 203 of the DGCL, prohibit certain PubCo’s stockholders (other than Evan Hafer) who hold 15% or more of PubCo’s outstanding capital stock from engaging in certain business combination transactions with PubCo for a specified period of time unless certain conditions are met. See the section entitled “Description of PubCo Securities — Anti-Takeover Effects of the Proposed Charter, the Proposed Bylaws and Certain Provisions of Delaware Law.”
Any provision of the Proposed Charter, the Proposed Bylaws or Delaware law that has the effect of delaying or preventing a change in control could limit the opportunity for stockholders to receive a premium for their shares of PubCo’s capital stock and could also affect the price that some investors are willing to pay for PubCo’s common stock.
The form of the Proposed Charter is attached as Annex B to this proxy statement/prospectus and we urge you to read it.
In addition, the provisions of the Investor Rights Agreement, as described below, provide the stockholders party thereto with certain board rights which could also have the effect of delaying or preventing a change in control.
The Proposed Charter will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by PubCo’s stockholders, which could limit PubCo’s stockholders’ ability to obtain a favorable judicial forum for disputes with PubCo or its directors, officers or other employees.
The Proposed Charter will provide that, unless PubCo consents in writing to the selection of an alternative forum, (i) any derivative action or proceeding brought on behalf of PubCo, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of PubCo to PubCo or PubCo’s stockholders, or any claim for aiding and abetting such alleged breach, (iii) any action asserting a claim against PubCo or any current or former director, officer, other employee, agent or stockholder of PubCo (a) arising pursuant to any provision of the DGCL, the Proposed Charter (as it may be amended or restated) or the Proposed Bylaws or (b) as to which the DGCL confers jurisdiction on the Delaware Court of Chancery or (iv) any action asserting a claim against PubCo or any current or former director, officer, other employee, agent or stockholder of PubCo governed by the internal affairs doctrine of the law of the State of Delaware shall, as to any action in the foregoing clauses (i) through (iv), to the fullest extent permitted by law, be solely and exclusively brought in the Delaware Court of Chancery; provided, however, that the foregoing shall not apply to any claim (a) as to which the Delaware Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Delaware Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (b) which is vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or (c) arising under federal securities laws, including the Securities Act as to which the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum. Notwithstanding the foregoing, the provisions of the Proposed Charter will not apply to suits brought to enforce any liability or duty created by the Exchange Act, or any other claim for which the federal district courts of the United States of America shall be the sole and exclusive forum. While Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.
Any person or entity purchasing or otherwise acquiring any interest in any shares of PubCo’s capital stock shall be deemed to have notice of and to have consented to the forum provisions in the Proposed Charter. If any action the subject matter of which is within the scope of the forum provisions is filed in a court other than a court located within the State of Delaware (a “foreign action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”); and (y) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder.
This choice-of-forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with PubCo or its directors, officers, stockholders, agents or other employees, which may discourage such lawsuits. We note that there is uncertainty as to whether a court would enforce this provision, and the enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings. Further, investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. It is possible that a court could find these types of provisions to be inapplicable or unenforceable, and if a court were to find this provision of the Proposed Charter inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, PubCo may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect PubCo’s business, financial condition and results of operations and result in a diversion of the time and resources of PubCo’s management and board of directors.
Following the completion of the Business Combination, certain significant PubCo’s stockholders and Authentic Brands’ members whose interests may differ from those of PubCo public stockholders following the Business Combination will have the ability to significantly influence PubCo’s business and management.
Pursuant to the Investor Rights Agreement that PubCo will enter into at the Closing in connection with the Business Combination, PubCo will agree to nominate two designees by Engaged Capital (on behalf of the Engaged Equityholders) and three designees by Evan Hafer (including himself) to serve on the PubCo Board for so long as each of them and their respective affiliates and specified family members beneficially own certain specified percentages of certain economic interests in PubCo and Authentic Brands held as of the Closing, without duplication. In addition, until the fifth anniversary of the Closing Date, the Sponsor, the Engaged Equityholders and certain other equityholders party to the Investor Rights Agreement will agree to vote all of their voting stock with respect to election and removal of directors as directed by Evan Hafer. Separately, certain specific actions shall be approved by two-thirds of the directors then office. As a result, upon consummation of the Business Combination, Evan Hafer will effectively control a majority of the votes on director elections and removals. Accordingly, Evan Hafer will be able to significantly influence the approval of actions requiring the PubCo Board’s approval through its voting power. Evan Hafer will retain significant influence with respect to PubCo’s management, business plans and policies, including the appointment and removal of its officers. In particular, Evan Hafer could influence whether acquisitions, dispositions and other change of control transactions are approved.
Risks Related to an Investment in Securities of PubCo
There can be no assurance that the PubCo Class A Common Stock will be approved for listing on the NYSE following the Closing, or if approved, that we will be able to comply with the continued listing standards of the NYSE.
The SilverBox Units, SilverBox Class A Common Stock and Public Warrants are currently listed on Nasdaq. In connection with the Closing, we intend to apply to list the PubCo Class A Common Stock on the NYSE after the Closing under the symbol “BRCC.” As part of the application process, we are required to provide evidence that we are able to meet the initial listing requirements of the NYSE which may depend, in part, on the number of shares of our Class A Common stock that are redeemed in connection with the Business Combination.
If, after the Closing, the NYSE delists PubCo’s shares from trading on its exchange for failure to meet the listing standards, PubCo and its stockholders could face significant material adverse consequences including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that shares of the PubCo Class A Common Stock are a “penny stock” which will require brokers trading in the PubCo Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.
If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Transaction Agreement was executed, the date of this proxy statement/prospectus, or the date on which our stockholders vote on the Business Combination.
In addition, following the Business Combination, fluctuations in the price of PubCo could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for the PubCo Class A Common Stock. Accordingly, the valuation ascribed to PubCo and its securities in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of our securities may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about our operating results;

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success of competitors;

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our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning BRCC or the asset management industry in general;

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operating and share price performance of other companies that investors deem comparable to us;

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our ability to market new and enhanced products on a timely basis;

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changes in laws and regulations affecting our business;

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our ability to meet compliance requirements;

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commencement of, or involvement in, litigation involving us;

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changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of shares of PubCo Class A Common Stock available for public sale;

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any major change in our board of directors or management;

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sales of substantial amounts of PubCo Class A Common Stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and the NYSE in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to us could depress our stock price regardless of our business, prospects, financial condition or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the consummation of the Business Combination, PubCo will incur significant increased expenses and administrative burdens as a public company, which could have a material adverse effect on our business, financial condition and results of operations.
Following the consummation of the Business Combination, PubCo will face increased legal, accounting, administrative and other costs and expenses as a public company that BRCC does not incur as a private company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require PubCo to carry out activities BRCC has not done previously. For example, PubCo will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), PubCo could incur additional costs rectifying those issues, and the existence of those issues could adversely affect PubCo’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with PubCo’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require PubCo to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.
Upon the consummation of the Business Combination, PubCo will be an emerging growth company within the meaning of the Securities Act, and if PubCo takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make PubCo’s securities less attractive to investors and may make it more difficult to compare PubCo’s performance with other public companies.
Upon consummation of the Business Combination, PubCo will be an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and PubCo may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in the periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, PubCo’s stockholders may not have access to certain information they may deem important. PubCo could be an emerging growth company for up to five years, although circumstances could cause PubCo to lose that status earlier, including if the market value of the PubCo Class A Common Stock held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case PubCo would no longer be an emerging growth company as of the following December 31. PubCo cannot predict whether investors will find our securities less attractive because PubCo will rely on these exemptions. If some investors find PubCo’s securities less attractive as a result of PubCo’s reliance on these exemptions, the trading prices of PubCo’s securities may be lower than they otherwise would be, there may be a less active trading market for PubCo’s securities and the trading prices of PubCo’s securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. PubCo has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, PubCo, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of PubCo’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.
PubCo may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act that will be applicable to us after the Business Combination and the transactions related thereto are consummated.
As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, PubCo will be required to provide attestation on internal controls, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of BRCC as a privately held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to PubCo after the Business Combination. If PubCo is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of our securities. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of PubCo are documented, designed or operating.
Upon the listing of PubCo’s Class A Common Stock on the NYSE, PubCo will be a “controlled company” within the meaning of NYSE rules and, as a result, will qualify for exemptions from certain corporate governance requirements. The stockholders of PubCo will not have the same protections afforded to stockholders of companies that are subject to such requirements.
Upon the consummation of the Business Combination, pursuant to the Investor Rights Agreement, Evan Hafer, BRCC’s Founder, will beneficially own approximately 58.3% of the combined voting power of PubCo’s Class A Common Stock and Class B Common Stock, assuming no redemptions by SilverBox’s Public Stockholders. As a result, PubCo will be a “controlled company” within the meaning of the NYSE corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. For example, controlled companies:
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are not required to have a board that is composed of a majority of “independent directors,” as defined under the NYSE rules;

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are not required to have a compensation committee that is composed entirely of independent directors; and

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are not required to have director nominations be made, or recommended to the full board of directors, by its independent directors or by a nominations committee that is composed entirely of independent directors.

Accordingly, the stockholders of PubCo will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

The NYSE may delist PubCo’s securities from trading on its exchange, which could limit investors’ ability to make transactions in PubCo’s securities and subject PubCo to additional trading restrictions.
Upon consummation of the Business Combination, the PubCo Class A Common Stock and PubCo Warrants will be listed on the NYSE. PubCo cannot assure you that PubCo’s securities will continue to be listed on the NYSE in the future. Generally, we must maintain a minimum market capitalization (generally $50,000,000) and a minimum number of holders of our securities (currently 400 public holders).
If the NYSE delists PubCo’s securities from trading on its exchange and PubCo is not able to list its securities on another national securities exchange, PubCo expects the PubCo’s securities could be quoted on an over-the-counter market. If this were to occur, PubCo could face significant material adverse consequences, including:
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a limited availability of market quotations for its securities;

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reduced liquidity for its securities;

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a determination that the PubCo Class A Common Stock is a “penny stock” which will require brokers trading in the common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for PubCo’s securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The historical financial results of BRCC and unaudited pro forma financial information included elsewhere in this proxy statement/prospectus may not be indicative of what PubCo’s actual financial position or results of operations would have been.
The historical financial results of BRCC included elsewhere in this proxy statement/prospectus do not reflect the financial condition, results of operations or cash flows they would have achieved as a public company during the periods presented or those PubCo will achieve in the future. This is primarily the result of the following factors: (i) PubCo will incur additional ongoing costs as a result of the Business Combination, including costs related to public company reporting, investor relations and compliance with the Sarbanes Oxley Act; and (ii) PubCo’s capital structure will be different from that reflected in BRCC’s historical financial statements. PubCo’s financial condition and future results of operations could be materially different from amounts reflected in its historical financial statements included elsewhere in this proxy statement/prospectus, so it may be difficult for investors to compare PubCo’s future results to historical results or to evaluate its relative performance or trends in its business.
Similarly, the unaudited pro forma financial information in this proxy statement/prospectus is presented for illustrative purposes only and has been prepared based on a number of assumptions, including, but not limited to, SilverBox being treated as the “acquired” company for financial reporting purposes in the Business Combination, the total debt obligations and the cash and cash equivalents of BRCC on the Closing Date and the number of shares of SilverBox Class A Common Stock that are redeemed in connection with the Business Combination. Accordingly, such pro forma financial information may not be indicative of PubCo’s future operating or financial performance and PubCo’s actual financial condition and results of operations may vary materially from PubCo’s pro forma results of operations and balance sheet included elsewhere in this proxy statement/prospectus, including as a result of such assumptions not being accurate. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
BRCC’s management has limited experience in operating a public company.
Certain of BRCC’s executive officers and certain directors have limited experience in the management of a publicly traded company. BRCC’s management team may not successfully or effectively manage its transition to a public company following the Business Combination that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the company. It is possible that PubCo will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.
We have broad discretion in the use of the net proceeds from the Business Combination and related financings and may not use them effectively.
We cannot specify with certainty the particular uses of the net proceeds we will receive from the Business Combination. Our management will have broad discretion in the application of the net proceeds. Our management may spend a portion or all of the net proceeds in ways that our stockholders may not desire or that may not yield a favorable return. We intend to use the net proceeds for general corporate purposes as well as for investing in growth initiatives and maintaining a strong balance sheet. If we do not invest or apply the net proceeds from the Business Combination and related financings in ways that enhance stockholder value, we may fail to achieve expected financial results, which could cause our stock price to decline.
Risk Management and Financial Reporting Risks
Subsequent to the consummation of the Business Combination, we may be required to take writedowns or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
Although SilverBox has conducted due diligence on BRCC, SilverBox cannot assure you that this diligence revealed all material issues that may be present in BRCC’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of SilverBox’s and BRCC’ control will not later arise. As a result, we may be forced to later write down or write off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if SilverBox’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with SilverBox’s preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.
Risks Related to SilverBox and the Business Combination
Unless the context otherwise requires, references in this subsection to “we,” “us,” or “our” refer to SilverBox prior to the consummation of the Business Combination.
SilverBox’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other Stockholder Proposals described in this proxy statement/prospectus.
When considering SilverBox’s board of directors’ recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal and the other Stockholder Proposals, SilverBox’s stockholders should be aware that SilverBox’s directors and executive officers have interests in the Business Combination that may be different from, in addition to, or in conflict with the interests of SilverBox’s stockholders. These interests include:
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the beneficial ownership of the Sponsor of an aggregate of 7,033,750 Sponsor Shares (including 1,241,250 shares subject to vesting and after giving effect to the agreed upon forfeiture of 1,158,500 Sponsor Shares and assuming 432,750 Sponsor Shares are donated to the BRCC Fund upon the consummation of the Business Combination) and 6,266,667 Private Placement Warrants, which shares and warrants would become worthless if SilverBox does not complete a business combination within the applicable time period, as the Sponsor, SilverBox’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor did not receive any compensation in exchange for this agreement to waive its redemption rights. Each of SilverBox’s directors and officers are members of the Sponsor and as such have an indirect interest in the Sponsor Shares. SilverBox’s independent directors collectively have an indirect interest of less

2% in the Sponsor Shares. Such shares and warrants have an aggregate market value of approximately $71.5 million and $9.4 million based on the closing price of SilverBox Class A Common Stock of $10.17 on Nasdaq and the closing of the Public Warrants of $1.50 on Nasdaq on January 3, 2022, the record date for the special meeting of stockholders;
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the Sponsor paid an aggregate of $25,000 ($0.003 per share) for the Sponsor Shares which will have a significantly higher value at the time of the Business Combination, if it is consummated. If SilverBox does not consummate the Business Combination or another initial business combination by June 2, 2023, and SilverBox is therefore required to be liquidated, these shares would be worthless, as Sponsor Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the purchase price of $0.003 that the Sponsor paid for the Sponsor Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of PubCo after the Closing falls below the price initially paid for the Units in the IPO and the Public Stockholders experience a negative rate of return following the Closing;

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the Sponsor paid $9,400,000 for its private warrants, which would be worthless if a business combination is not consummated by June 2, 2023;

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the Sponsor and SilverBox’s directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Sponsor and SilverBox’s directors and officers would lose their entire investment. As a result, the Sponsor as well as SilverBox’s directors or officers may have a conflict of interest in determining whether Authentic Brands is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. SilverBox’s board of directors was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to Public Stockholders that they approve the Business Combination;

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SilverBox’s board of directors will not receive reimbursement for any out-of-pocket expenses incurred by them on SilverBox’s behalf incident to identifying, investigating and consummating the Business Combination to the extent such expenses exceed the amount required to be retained in the Trust Account, unless the Business Combination is consummated, though there have been no material out-of-pocket expenses subject to reimbursement and SilverBox does not anticipate any such expenses prior to the Closing;

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the Sponsor has entered into the Sponsor Letter Agreement pursuant to which the Sponsor has already agreed to vote its shares in favor of the Business Combination;

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certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, who is a member of the Sponsor, are participating in the PIPE Investment, and investment funds and accounts managed by Engaged Capital have agreed to purchase the Forward Purchase Shares;

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the continuation of Glenn Welling as a director of PubCo;

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the Investor Rights Agreement will be entered into by the Sponsor and Engaged Capital and certain of its affiliates; and

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the continued indemnification of the current directors and officers of SilverBox following the Business Combination and the continuation of directors’ and officers’ liability insurance following the Business Combination.

These interests may have influenced the decision of SilverBox’s directors to approve the Business Combination and to continue to pursue such Business Combination. In considering the recommendations of SilverBox’s board of directors to vote for the Business Combination Proposal and other Stockholder Proposals, its stockholders should consider these interests.
We may be forced to close the Business Combination even if we determine it is no longer in SilverBox Public Stockholders’ best interest.
SilverBox’s Public Stockholders are protected from a material adverse event of PubCo or BRCC arising between the date of the Business Combination Agreement and the Closing, primarily by the right to redeem their public shares for a pro rata portion of the funds held in the Trust Account, calculated as of two business days prior to the vote at the special meeting. If a material adverse event were to occur after approval of the Business Combination Proposal and the Governance Documents Proposal at the special meeting, SilverBox may be forced to close the Business Combination even if it determines it is no longer in its stockholders’ best interest to do so (as a result of such material adverse event), which could have a significant negative impact on SilverBox’s business, financial condition or results of operations.
SilverBox’s Sponsor and executive officers and directors have agreed to vote in favor of the Business Combination, regardless of how the Public Stockholders vote.
Unlike many other blank check companies in which the executive officers, directors and other initial stockholders agree to vote their Sponsor Shares in accordance with the majority of the votes cast by the Public Stockholders in connection with an initial business combination, SilverBox’s executive officers, directors and the Sponsor have agreed (and their permitted transferees will agree), pursuant to the terms of the Sponsor Letter Agreement, to vote any shares of SilverBox Common Stock held by them in favor of the Business Combination. SilverBox’s executive officers, directors and the Sponsor (and their permitted transferees) owned 20% of the issued and outstanding shares of SilverBox Common Stock as of the record date. As a result of such agreements, the affirmative vote of holders of an additional 12,397,500 shares of SilverBox Common Stock, representing 30% of the remaining shares of SilverBox Common Stock held by the Public Stockholders as of the record date, assuming the minimum number of shares required to constitute a quorum are voted at the special meeting, would be required to approve the Business Combination Proposal. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if such persons agreed to vote their shares of SilverBox Common Stock in accordance with the majority of the votes cast by the Public Stockholders.
The exercise of SilverBox’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in SilverBox’s stockholders’ best interest.
In the period leading up to the Closing, events may occur that, pursuant to the Business Combination Agreement, would require SilverBox to agree to amend the Business Combination Agreement, to consent to certain actions taken by BRCC or to waive rights that SilverBox is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of BRCC’s business, a request by BRCC to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on BRCC’s business and would entitle SilverBox to terminate the Business Combination Agreement. In any of such circumstances, it would be at SilverBox’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for SilverBox and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, SilverBox does not believe there will be any material changes or waivers that SilverBox’s directors and officers would be likely to make after the mailing of this proxy statement/prospectus. SilverBox will circulate a new or amended proxy statement/prospectus if changes to the terms of the Business Combination that would have a material impact on its stockholders are required prior to the vote on the Business Combination Proposal.
SilverBox’s directors, executive officers, advisors or their affiliates may take actions, which may influence the vote on the Business Combination Proposal and other Stockholder Proposals and reduce the public “float” and have a depressive effect on the market price of SilverBox Class A Common Stock.
At any time prior to the special meeting of stockholders during which they are not aware of any non-material public information about SilverBox or its securities, SilverBox’s directors, executive officers, advisors or their respective affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of SilverBox’s securities, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that SilverBox’s directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. In addition, they may enter into transactions with investors and others to provide them with incentives to acquire shares of SilverBox Class A Common Stock. The purpose of such purchases and other transactions could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination, where it appears that such requirement would otherwise not be met. This may result in the completion of the Business Combination that may not otherwise have been possible. If such purchases are made, the public “float” of SilverBox Class A Common Stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of SilverBox’s securities on a national securities exchange.
SilverBox’s ability to successfully effect the Business Combination and PubCo’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of BRCC, all of whom SilverBox expects to stay with PubCo following the Closing. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
SilverBox’s ability to successfully effect the Business Combination and PubCo’s ability to successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of BRCC. Although BRCC has entered into employment agreements with certain key employees, there can be no assurance that any of BRCC’s key management personnel or other key employees will continue their employment in the future. It is possible that BRCC will lose some key personnel, the loss of which could negatively impact the operations and profitability of PubCo. BRCC’s success depends to a significant degree upon the continued contributions of senior management, certain of whom would be difficult to replace. Departure by certain of BRCC’s officers could have a material adverse effect on BRCC’s business, financial condition, or operating results. The services of such personnel may not continue to be available to PubCo. Furthermore, following the Closing, certain of the key personnel of BRCC may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause PubCo to have to expend time and resources helping them become familiar with such requirements.
SilverBox’s board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination and, as a result, the terms may not be fair from a financial point of view to the Public Stockholders.
SilverBox’s board of directors did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the Business Combination with BRCC. In analyzing the Business Combination, SilverBox’s board of directors and management conducted due diligence on BRCC and researched the industry in which BRCC operates and concluded that the Business Combination was in the best interest of SilverBox’s stockholders. For a complete discussion of the factors utilized by SilverBox’s board of directors in approving the Business Combination, see the section titled “Proposal No.1 — The Business Combination Proposal — SilverBox’s Board of Directors’ Reasons for the Approval of the Business Combination.” SilverBox’s board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its stockholders and that BRCC’s fair market value was at least 80% of SilverBox’s net assets (excluding any taxes payable on interest earned). Accordingly, investors will be relying solely on the judgment of SilverBox’s board of directors in valuing BRCC’s business, and the board of directors may not have properly valued such business. SilverBox’s board of directors may be incorrect in its assessment of the Business Combination. The lack of a third-party valuation or fairness opinion may also lead an increased number of stockholders to vote against the proposed Business Combination or demand redemption of their shares for cash, which could potentially adversely impact SilverBox’s ability to consummate the Business Combination.
We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete an initial business combination with which a substantial majority of our stockholders do not agree.
The Existing Charter does not provide a specified maximum redemption threshold, except that we will only redeem our public shares so long as (after such redemption) our net tangible assets will be at least

$5,000,001 upon consummation of our initial business combination (such that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our initial business combination even though a substantial majority of the Public Stockholders do not agree with the transaction and have redeemed their shares or, if we seek stockholder approval of our initial business combination and do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or their affiliates. In the event the aggregate cash consideration we would be required to pay for all shares of SilverBox Class A common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, all shares of SilverBox Class A common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
We cannot be certain as to the number of Public Shares that will be redeemed and the potential impact to Public Stockholders who do not elect to redeem their Public Shares.
There is no guarantee that a Public Stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position. We can give no assurance as to the price at which a stockholder may be able to sell its Public Shares in the future following the closing or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, and including redemptions of Public Shares may cause an increase or decrease in our share price, and may result in a lower value realized now than a stockholder of PubCo might realize in the future had the stockholder not redeemed its Public Shares. Similarly, if a stockholder does not redeem its Public Shares, the stockholder will bear the risk of ownership of the Public Shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its Public Shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
On January 12, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the closing price per share of SilverBox Class A Common Stock was $10.09. Public Stockholders should be aware that, while we are unable to predict the price per share of PubCo Class A Common Stock following the consummation of the Business Combination — and accordingly we are unable to predict the potential impact of redemptions on the per share value of Public Shares owned by non-redeeming Public Stockholders — increased levels of redemptions by Public Stockholders may be a result of the price per share of Public Shares falling below the redemption price. We expect that more Public Stockholders elect to redeem their Public Shares if the share price of the SilverBox Class A Common Stock is below the projected redemption price of $10.00 per share, and we expect that more Public Stockholders may elect not to redeem their Public Shares if the share price of the Public Shares is above the projected redemption price of $10.00 per share. Each Public Share that is redeemed will represent both (i) a reduction, equal to the amount of the redemption price, of the cash that will be available to SilverBox from the Trust Account and (ii) a corresponding increase in each Public Stockholder’s pro rata ownership interest in PubCo following the consummation of the Business Combination.
In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated certificate of incorporation or governing instruments in a manner that will make it easier for us to complete our initial business combination that our Public Stockholders may not support.
In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and modified governing instruments, including their warrant agreements. For example, blank check companies have amended the definition of business combination, increased redemption thresholds and extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreements to require the warrants to be exchanged for cash and/or other securities. Amending the Existing Charter will require the approval of holders of 65% of our common stock, and amending our warrant agreement will require a vote of holders of at least a majority of the Public Warrants (which may include Public Warrants acquired by our sponsor or its affiliates in this offering or thereafter in the open market) and, solely with respect to any amendment to the terms of the Private Placement Warrants or any provision of the warrant agreement with respect to the Private Placement Warrants, a majority of the number of the outstanding Private Placement Warrants. In addition, our amended and restated certificate of incorporation requires us to provide our Public Stockholders with the opportunity to redeem their public shares for cash if we propose an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our Public Shares if we have not consummated our initial business combination within the completion window or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.
To the extent any such amendments would be deemed to fundamentally change the nature of any securities offered through this registration statement, we would register, or seek an exemption from registration for, the affected securities. We cannot assure you that we will not seek to amend our charter or governing instruments or extend the time to consummate an initial business combination in order to effectuate our initial business combination.
SilverBox and BRCC will incur significant transaction and transition costs in connection with the Business Combination.
SilverBox and BRCC have both incurred and expect to incur significant, non-recurring and recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. SilverBox and BRCC may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by out of the proceeds of the Business Combination or by PubCo following the Closing.
The directors and officers of SilverBox and BRCC officers could still be subject to potential liability from claims arising from conduct alleged to have occurred prior to the Business Combination. As a result, in order to protect the directors and officers of SilverBox and BRCC, the post-Business Combination entity is required to purchase additional insurance with respect to any such claims (“run-off insurance”). The need for run-off insurance would be an added expense for PubCo.
Public Stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Public Stockholders may be forced to sell their securities, potentially at a loss.
Public Stockholders shall be entitled to receive funds from the Trust Account only (i) in the event of a redemption to Public Stockholders prior to any winding up in the event SilverBox does not consummate its initial business combination or its liquidation, (ii) if they redeem their shares in connection with an initial business combination that SilverBox consummates or (iii) if they redeem their shares in connection with a stockholder vote to amend the Existing Charter (A) to modify the substance or timing of SilverBox’s obligation to redeem 100% of the Public Shares if SilverBox does not complete its initial business combination within 27 months from the closing of the IPO or (B) with respect to any other provision relating to SilverBox’s pre-business combination activity and related stockholders’ rights. In no other circumstances will a stockholder have any right or interest of any kind to the funds in the Trust Account. Accordingly, to liquidate their investment, the Public Stockholders may be forced to sell their securities, potentially at a loss.
Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.
Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, SilverBox expects. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially adversely affect the benefits that SilverBox expects to achieve from the Business Combination.
Stockholder litigation could prevent or delay the closing of the Business Combination or otherwise negatively impact business, operating results and financial condition.
SilverBox may incur additional costs in connection with the defense or settlement of any stockholder litigation in connection with the proposed Business Combination. Litigation may adversely affect SilverBox’s ability to consummate the proposed Business Combination. SilverBox could incur significant costs in connection with any such litigation lawsuits, including costs associated with the indemnification of obligations to SilverBox’s directors. Consequently, if a plaintiff were to secure injunctive or other relief prohibiting, delaying or otherwise adversely affecting SilverBox’s ability to complete the proposed Business Combination, then such injunctive or other relief may prevent the proposed Business Combination from becoming effective within the expected time frame or at all.
The Existing Charter requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against our directors, officers, other employees or stockholders for breach of fiduciary duty and certain other actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will, subject to certain exceptions, be deemed to have consented to service of process on such stockholder’s counsel, which may have the effect of discouraging lawsuits against our directors, officers, other employees or stockholders. The Proposed Charter includes a substantially similar choice of law forum provision.
The Existing Charter requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against our directors, officers, other employees or stockholders for breach of fiduciary duty and certain other actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery or (C) for which the Court of Chancery does not have subject matter jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our Existing Charter. This choice of forum provision may limit or make more costly a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our Existing Charter to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.
The Existing Charter provides that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law, subject to certain exceptions. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In addition, our Existing Charter provides that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or the rules and regulations promulgated thereunder. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.
The Proposed Charter includes a substantially similar choice of law forum provision. The choice of forum provision in the Proposed Charter may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with PubCo or any of its directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although PubCo’s stockholders will not be deemed to have waived PubCo’s compliance with federal securities laws and the rules and regulations thereunder. We cannot be certain that a court will decide that this provision is either applicable or enforceable, and if a court were to find the choice of forum provision contained in our Proposed Charter to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm PubCo’s business, operating results and financial condition. In addition, although the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions purporting to require claims under the Securities Act be brought in federal court were facially valid under Delaware law, there is uncertainty as to whether other courts will enforce PubCo’s federal forum selection clause.
If SilverBox is deemed to be an investment company under the Investment Company Act, SilverBox may be required to institute burdensome compliance requirements and SilverBox’s activities may be restricted, which may make it difficult for SilverBox to complete the Business Combination.
If SilverBox is deemed to be an investment company under the Investment Company Act, SilverBox’s activities may be restricted, including:
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restrictions on the nature of SilverBox’s investments;

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restrictions on the issuance of securities; and

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each of which may make it difficult for SilverBox to complete the Business Combination.

In addition, SilverBox may have imposed upon itself burdensome requirements, including:
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registration as an investment company;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless SilverBox can qualify for an exclusion, SilverBox must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of its assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.
SilverBox does not believe that its principal activities and the Business Combination will subject itself to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), SilverBox intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in SilverBox’s securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of SilverBox’s initial business combination (which shall be the Business Combination should it occur); (ii) the redemption of any SilverBox’s public shares properly tendered in connection with a stockholder vote to amend the SilverBox’s charter to modify the substance or timing of our obligation to provide for the redemption of SilverBox’s public shares in connection with an initial business combination (which shall be the Business Combination should it occur); or (iii) absent an initial business combination (which shall be the Business Combination should it occur) within 24 months from the closing of the IPO, SilverBox’s return of the funds held in the Trust Account to the Public Stockholders as part of the redemption of the Public Shares. If SilverBox does not invest the proceeds as discussed above, SilverBox may be deemed to be subject to the Investment Company Act. If SilverBox was deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which SilverBox has not allotted funds and may hinder its ability to complete a business combination. If SilverBox is unable to complete the Business Combination, the Public Stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Stockholders, and SilverBox’s warrants will expire worthless.
Risks Related to the Redemption
There is no guarantee that a Public Stockholder’s decision whether to redeem their stock for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.
No assurance can be given as to the price at which a stockholder may be able to sell his, her or its Public Shares in the future following the completion of the Business Combination. Certain events following the consummation of any business combination, including the Business Combination, may cause an increase in our stock price, and may result in a lower value realized now than a SilverBox stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s Public Shares. Similarly, if a Public Stockholder does not redeem his, her or its stock, such stockholder will bear the risk of ownership of PubCo Class A Common Stock after the consummation of the Business Combination, and there can be no assurance that a stockholder can sell his, her or its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A SilverBox stockholder should consult his, her or its own tax and/or financial advisors for assistance on how this may affect his, her or its individual situation.
If Public Stockholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Public Shares for a pro rata portion of the funds held in the Trust Account.
To exercise their redemption rights, Public Stockholders are required to deliver their stock, either physically or electronically using Depository Trust Company’s DWAC System, to SilverBox’s transfer agent prior to the vote at the special meeting. If a holder properly seeks redemption as described in this proxy statement/prospectus and the Business Combination with BRCC is consummated, SilverBox will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own such shares following the Business Combination. See the section entitled “Special Meeting of SilverBox Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If we do not conduct redemptions pursuant to the tender offer rules, and if you or a “group” of stockholders are deemed to hold in excess of 15% of SilverBox Class A common stock, you will lose the ability to redeem all such shares in excess of 15% of our SilverBox Class A common stock.
If we do not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, the Existing Charter provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in this offering without our prior consent, which we refer to as the “Excess Shares.” However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete our initial business combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And as a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your stock in open market transactions, potentially at a loss.
If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.
Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Marcum LLP, our independent registered public accounting firm, and the underwriters of the offering, will not execute agreements with us waiving such claims to the monies held in the Trust Account.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete our initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by Public Stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. Pursuant to the letter agreement, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Our directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our Public Stockholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations.
While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our Public Stockholders may be reduced below $10.00 per share.
If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board may be exposed to claims of punitive damages.
If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors.
If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the completion window may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the 27th month from the closing of the IPO in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures.
Because we do not comply with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the completion window is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.
Risks if the Adjournment Proposal is Not Approved
If an Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, SilverBox’s board of directors will not have the ability to adjourn the special meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be approved.
SilverBox’s board of directors is seeking approval to adjourn the special meeting to a later date or dates if, at the special meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the Business Combination. If the Adjournment Proposal is not approved, SilverBox’s board will not have the ability to adjourn the special meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the Business Combination. In such an event, the Business Combination would not be completed.
Risks Related to Taxation
If the SilverBox Merger does not qualify as a “reorganization” within the meaning of Section 368 of the Code, the SilverBox Merger may be a taxable merger, which would be taxable to SilverBox and to holders of Public Shares and Public Warrants of SilverBox.
The U.S. federal income tax consequences of the SilverBox Merger will depend primarily upon whether it qualifies as a “reorganization” within the meaning of Section 368 of the Code. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form or place of organization of one corporation, however effected.” Based on, and subject to, the assumptions, qualifications and limitations set forth in the opinion included as Exhibit 8.1 hereto, it is the opinion of Paul Hastings LLP that the SilverBox Merger will qualify as an F-Reorganization for U.S. federal income tax purposes. In the Business Combination Agreement, each party thereto agrees to, and to cause its respective affiliates to, use reasonable best efforts to cause the SilverBox Merger to so qualify and to use reasonable best efforts to take, or not take, any action which may reasonably be expected to prevent such qualification. However, neither PubCo nor SilverBox intends to or has sought any rulings from the IRS regarding the U.S. federal income tax consequences of the SilverBox Merger. Accordingly, no assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to the intended U.S. federal income tax treatment of the SilverBox Merger. If the SilverBox Merger were determined not to qualify as a “reorganization” within the meaning of Section 368 of the Code, then, for U.S. federal income tax purposes, the SilverBox Merger could (depending on the possibility of alternative characterizations) be a taxable merger of SilverBox, which could produce taxable income for SilverBox as well as for holders of Public Shares and Public Warrants of SilverBox who exchange such Public Shares or Public Warrants for PubCo Common Stock and PubCo Warrants, as applicable, in the SilverBox Merger. Because the SilverBox Merger will occur prior to the redemptions described in the section of this proxy statement/prospectus entitled “Special Meeting of SilverBox Stockholders — Redemption Rights,” holders electing to have their Public Shares redeemed as described in that section will be subject to the potential tax consequences of the SilverBox Merger. You are urged to consult your tax advisor regarding the tax consequences of the SilverBox Merger. See the section titled “Material U.S. Federal Income Tax Considerations — Material U.S. Federal Income Tax” for more information.

PubCo’s ability to pay taxes and expenses, including payments under the Tax Receivable Agreement, may be limited by its structure.
Upon the consummation of the Business Combination, PubCo’s principal asset will be a controlling equity interest in Authentic Brands. As such, PubCo will have no independent means of generating revenue. Authentic Brands will continue to be treated as a partnership for U.S. federal income tax purposes and, as such, generally will not be subject to entity-level U.S. federal income tax. Instead, taxable income will be allocated to holders of Company Units, including PubCo. Accordingly, PubCo will incur income taxes on its allocable share of any net taxable income of Authentic Brands and will also incur expenses related to its operations. Pursuant to the A&R Authentic Brands LLCA, Authentic Brands will make cash distributions to the owners of Company Units in an amount generally sufficient to fund their tax obligations in respect of the taxable income for the taxable year in excess of taxable losses of Authentic Brands allocated to them, to the extent previous tax distributions from Authentic Brands for the taxable year have been insufficient. In addition to tax expenses, PubCo also will incur expenses related to its operations, plus payments under the Tax Receivable Agreement, which may be substantial. PubCo intends to cause Authentic Brands to make distributions or, in the case of certain expenses, payments in an amount sufficient to allow it to pay its taxes and operating expenses, including distributions to fund any payments due under the Tax Receivable Agreement. However, Authentic Brands’ ability to make such distributions may be subject to various limitations and restrictions. If PubCo does not have sufficient funds to pay tax or other liabilities or to fund its operations (as a result of Authentic Brands’ inability to make distributions due to various limitations and restrictions or as a result of the acceleration of the obligations under the Tax Receivable Agreement), it may have to borrow funds and thus its liquidity and financial condition could be materially and adversely affected. To the extent that PubCo does not make payments under the Tax Receivable Agreement when due, as a result of having insufficient funds or otherwise, interest will generally accrue at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points until paid. Nonpayment of PubCo’s obligations for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement, and therefore may accelerate payments due under the Tax Receivable Agreement resulting in a lump-sum payment, which may be substantial.
Additionally, although Authentic Brands generally will not be subject to any entity-level U.S. federal income tax, it may be liable under recent federal tax legislation for adjustments to its tax return, absent an election to the contrary. In the event Authentic Brands’ calculations of taxable income are incorrect, Authentic Brands and/or its members, including PubCo, in later years may be subject to material liabilities pursuant to this federal legislation and its related guidance.
PubCo will be required to pay the Continuing Unitholders of Authentic Brands for certain tax savings it may realize, and it is expected that the payments PubCo will be required to make may be substantial.
The redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker are expected to produce favorable tax attributes for PubCo. The resulting anticipated tax basis adjustments are likely to increase (for applicable income tax purposes) PubCo’s depreciation and amortization deductions and therefore reduce the amount of income tax it would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent the tax basis is allocated to those assets.
Upon the consummation of the Business Combination, PubCo will be a party to the Tax Receivable Agreement. Pursuant to the Tax Receivable Agreement, PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement.

The increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges or redemptions, the price of PubCo Class A Common Stock at the time of the exchange or redemption, whether such exchanges or redemptions are taxable, the amount and timing of the taxable income PubCo generates in the future, the U.S. federal and state tax rates then applicable, and the portion of its payments under the Tax Receivable Agreement constituting imputed interest. Payments under the Tax Receivable Agreement are expected to give rise to certain additional tax benefits attributable to either further increases in basis or in the form of deductions for imputed interest, depending on the circumstances. Any such benefits are covered by the Tax Receivable Agreement and will increase the amounts due thereunder. In addition, the Tax Receivable Agreement will provide for interest, generally at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points, accrued from the due date (without extensions) of PubCo’s U.S. federal income tax return for the year to which the payment relates to the date of payment under the Tax Receivable Agreement.
PubCo anticipates that the payments that it will be required to make under the Tax Receivable Agreement may be substantial. To the extent that PubCo is unable to make timely payments under the Tax Receivable Agreement for any reason, the unpaid amounts will be deferred and will accrue interest until paid. Nonpayment for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement and therefore may accelerate payments due under the Tax Receivable Agreement. Furthermore, PubCo’s future obligation to make payments under the Tax Receivable Agreement could make it a less attractive target for an acquisition, particularly in the case of an acquirer that cannot use some or all of the tax benefits that may be deemed realized under the Tax Receivable Agreement. See the section entitled “Certain Agreements Related to the Business Combination — Tax Receivable Agreement” for a discussion of the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that PubCo determines. Although PubCo is not aware of any issue that would cause the U.S. Internal Revenue Service, or IRS, to challenge a tax basis increase or other tax attributes subject to the Tax Receivable Agreement, if any subsequent disallowance of tax basis or other benefits were so determined by the IRS, generally PubCo would not be reimbursed for any payments previously made under the Tax Receivable Agreement (although it would generally reduce future amounts otherwise payable under the Tax Receivable Agreement). As a result, payments could be made under the Tax Receivable Agreement in excess of the tax savings that PubCo realizes in respect of the attributes to which the Tax Receivable Agreement relates.
The amounts that PubCo may be required to pay under the Tax Receivable Agreement may be accelerated in certain circumstances and may also significantly exceed the actual tax savings that it ultimately realizes.
Unless waived by the Agent under the Tax Receivable Agreement, where applicable, the Tax Receivable Agreement provides that if certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, if PubCo were to breach any of its material obligations under the Tax Receivable Agreement, if certain events relating to bankruptcy, insolvency or similar proceedings with respect to PubCo were to occur, or if, at any time, PubCo elects an early termination of the Tax Receivable Agreement (with the consent of a majority of its disinterested directors and of the Agent under the Tax Receivable Agreement), then the Tax Receivable Agreement will terminate and its obligations, or its successor’s obligations, to make future payments under the Tax Receivable Agreement would accelerate and become due and payable in a lump-sum amount representing the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement. The amount due and payable in those circumstances is determined based on certain assumptions, including an assumption that PubCo would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement, and may substantially exceed the actual tax savings that the PubCo will realize. PubCo may need to incur debt to finance payments under the Tax Receivable Agreement to the extent its cash resources are insufficient to meet its obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise. In these situations, PubCo’s obligations under the Tax Receivable Agreement could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that PubCo will be able to finance its obligations under the Tax Receivable Agreement.

Generally, PubCo will not be reimbursed for any payments made under the Tax Receivable Agreement in the event that any tax benefits are disallowed.
If the IRS challenges the tax basis or other tax attributes that give rise to payments under the Tax Receivable Agreement and the tax basis or other tax attributes are subsequently required to be adjusted, generally the recipients of payments under the Tax Receivable Agreement will not reimburse PubCo for any payments previously made to them. Instead, any excess cash payments made by PubCo under the Tax Receivable Agreement will be netted against any future cash payments that PubCo might otherwise be required to make under the terms of the Tax Receivable Agreement. However, a challenge to any tax benefits initially claimed by PubCo may not arise for a number of years following the initial time of such payment or, even if challenged early, such excess cash payment may be greater than the amount of future cash payments that PubCo might otherwise be required to make under the terms of the Tax Receivable Agreement and, as a result, there might not be future cash payments to net against. The applicable U.S. federal income tax rules are complex and factual in nature, and there can be no assurance that the IRS or a court will not disagree with PubCo’s tax reporting positions. As a result, it is possible that PubCo could make cash payments under the Tax Receivable Agreement that are substantially greater than its actual cash tax savings. See the section entitled “Certain Agreements Related to the Business Combination — Tax Receivable Agreement.”
The disparity between the U.S. corporate income tax rate and the U.S. income tax rate applicable to non-corporate members of Authentic Brands may complicate PubCo’s ability to maintain its intended capital structure, which could impose transaction costs on it and require management attention.
If and when Authentic Brands generates taxable income, Authentic Brands will generally make quarterly tax distributions to each of its members, including PubCo, based on each member’s allocable share of net taxable income (calculated under certain assumptions) multiplied by an assumed tax rate. The assumed tax rate for this purpose, under current law, will likely be the highest effective marginal combined U.S. federal, state, and local income tax rate applicable to an individual residing in Salt Lake City, Utah. Under current law, the highest marginal U.S. federal income tax rate applicable to corporations such as PubCo is significantly lower than the highest marginal U.S. federal income tax rate applicable to individual taxpayers. As a result of this disparity, PubCo expects to receive tax distributions from Authentic Brands significantly in excess of its actual tax liability and, potentially, its obligations under the Tax Receivable Agreement and other expenses, which could result in it accumulating a significant amount of cash. This would complicate PubCo’s ability to maintain certain aspects of its capital structure. Such cash, if retained, could cause the value of a Company Common Unit to deviate from the value of a share of PubCo Class A Common Stock. In addition, such cash, if used by PubCo to purchase additional Company Common Units, could result in deviation from the one-to-one relationship between shares of PubCo Class A Common Stock outstanding and Company Common Units held by PubCo and its Subsidiaries unless a corresponding number of additional shares of PubCo Class A Common Stock are distributed as a stock dividend or other transaction. These considerations could have unintended impacts on the pricing of the PubCo Class A Common Stock and may impose transaction costs and require management efforts to address on a recurring basis. To the extent that PubCo does not distribute such excess cash as dividends on PubCo Class A Common Stock and instead, for example, holds such cash balances or lends them to Authentic Brands, holders of Company Common Units during a period in which PubCo holds such cash balances could benefit from the value attributable to such cash balances as a result of redeeming or exchanging their Company Common Units and obtaining ownership of PubCo Class A Common Stock (or a cash payment based on the value of PubCo Class A Common Stock) in accordance with the terms of the LLC Agreement. In such case, these holders of Company Common Units could receive disproportionate value for their Company Common Units exchanged during this time frame.
Risks if the Business Combination is not Consummated
You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your Public Shares and/or Public Warrants, potentially at a loss.
SilverBox’s Public Stockholders will be entitled to receive funds from the Trust Account only upon the earliest to occur of: (a) the completion of the Business Combination, and then only in connection with those shares of SilverBox Class A Common Stock that such stockholder properly elected to redeem, subject to the limitations described herein; (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Existing Charter (i) to modify the substance or timing of SilverBox’s obligation to allow redemption in connection with the Business Combination or certain amendments to the Existing Charter or to redeem 100% of SilverBox’s Public Shares if SilverBox does not complete the Business Combination within 27 months from the closing of the initial public offering or (ii) with respect to any other provisions relating to stockholders’ rights or activity prior to the Business Combination; and (c) the redemption of SilverBox’s Public Shares if SilverBox has not completed an initial business combination within 27 months from the closing of the initial public offering, subject to applicable law. In no other circumstances will a Public Stockholder have any right or interest of any kind in the Trust Account. Holders of Public Warrants and Private Placement Warrants will not have any right to the proceeds held in the Trust Account with respect to such warrants. Accordingly, to liquidate your investment, you may be forced to sell your Public Shares or warrants, potentially at a loss.
If SilverBox is not able to complete the Business Combination with BRCC by June 2, 2023, nor able to complete another business combination by such date, in each case, as such date may be further extended pursuant to the Organizational Documents, it would cease all operations except for the purpose of winding up and SilverBox would redeem SilverBox’s Public Shares and liquidate, in which case SilverBox’s Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and any Public Warrants or Private Placement Warrants will expire worthless.
SilverBox’s ability to complete the Business Combination or another initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, including as a result of terrorist attacks, natural disaster or a significant outbreak of infectious diseases. For example, the outbreak of COVID-19 continues in the U.S. and, while the extent of the impact of the outbreak on SilverBox will depend on future developments, it could limit our ability to complete the Business Combination, including as a result of increased market volatility, decreased market liquidity and third-party financing being unavailable on terms acceptable to us or at all.
If SilverBox is not able to complete the Business Combination with BRCC by June 2, 2023, nor able to complete another business combination by such date, in each case, as such date may be extended pursuant to SilverBox’s Organizational Documents, SilverBox will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay SilverBox’s taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SilverBox’s remaining stockholders and SilverBox’s board of directors, dissolve and liquidate, subject in the case of clauses (i) and (ii) to SilverBox’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In such case, Public Stockholders may only receive $10.00 per share, and any Public Warrants or Private Placement Warrants will expire worthless. In certain circumstances, Public Stockholders may receive less than $10.00 per share on the redemption of their shares.
If the net proceeds of the initial public offering and the sale of the Private Placement Warrants not being held in the Trust Account are insufficient to allow us to operate for at least the 27 months following the closing of the initial public offering, SilverBox may be unable to complete any initial business combination, in which case SilverBox’s Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and SilverBox’s warrants will expire worthless.
As of September 30, 2021, SilverBox had cash of approximately $1 million held outside the Trust Account, which is available for use by us to cover the costs associated with identifying a target business and negotiating a business combination and other general corporate uses. In addition, as of September 30, 2021, SilverBox had total current liabilities of approximately $905,020.
The funds available to SilverBox outside of the Trust Account may not be sufficient to allow SilverBox to operate until June 2, 2023, assuming that the Business Combination or another similar transaction is not completed during that time. Of the funds available to it, SilverBox could use a portion of the funds available to pay fees to consultants to assist us with our search for a target business. SilverBox could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent designed to keep target businesses from “shopping” around for transactions with other companies on terms more favorable to such target businesses) with respect to a particular proposed business combination, although SilverBox does not have any current intention to do so. If SilverBox entered into a letter of intent where it paid for the right to receive exclusivity from a target business and was subsequently required to forfeit such funds (whether as a result of its breach or otherwise), SilverBox might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business.
If SilverBox is required to seek additional capital, it would need to borrow funds from Sponsor, members of its management team or other third parties to operate or may be forced to liquidate. Neither the members of its management team nor any of their affiliates is under any further obligation to advance funds to SilverBox in such circumstances. Any such advances would be repaid only from funds held outside the Trust Account or from funds released to us upon completion of its initial business combination. If SilverBox is unable to obtain additional financing, we may be unable to complete an initial business combination. If SilverBox is unable to complete its initial business combination because it does not have sufficient funds available, SilverBox will be forced to cease operations and liquidate the Trust Account. Consequently, SilverBox’s Public Stockholders may only receive approximately $10.00 per share on its redemption of the shares of Public Shares and the Public Warrants will expire worthless.
If, after SilverBox distributes the proceeds in the Trust Account to the Public Stockholders, SilverBox files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against it that is not dismissed, a bankruptcy court may seek to recover such proceeds, and SilverBox and its board of directors may be exposed to claims of punitive damages.
If, after SilverBox distributes the proceeds in the Trust Account to the Public Stockholders, SilverBox files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against it that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or insolvency laws as a voidable transfer. As a result, a liquidator could seek to recover all amounts received by our stockholders. In addition, its board of directors may be viewed as having breached its fiduciary duty to our creditors or having acted in bad faith, thereby exposing it and SilverBox to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. SilverBox cannot assure you that claims will not be brought against it for these reasons.
If, before distributing the proceeds in the Trust Account to the Public Stockholders, SilverBox files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against it that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to the Public Stockholders, SilverBox files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable insolvency law, and may be included in its estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any claims deplete the Trust Account, the per share amount that would otherwise be received by SilverBox stockholders in connection with its liquidation may be reduced.
If SilverBox fails to consummate an initial business combination, SilverBox’s stockholders may be held liable for claims by third parties against SilverBox to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to the Public Stockholders upon the redemption of the shares of Public Shares in the event SilverBox does not complete an initial business combination within the allotted time period may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is SilverBox’s intention to redeem SilverBox’s shares of Public Shares as soon as reasonably possible following the 27th month from the closing of IPO (or the end of any extension period) in the event SilverBox do not complete SilverBox’s initial business combination and, therefore, SilverBox do not intend to comply with the foregoing procedures.
Because SilverBox will not be complying with Section 280, Section 281(b) of the DGCL requires it to adopt a plan, based on facts known to us at such time that will provide for SilverBox’s payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following SilverBox’s dissolution. However, because SilverBox is a blank check company, rather than an operating company, and SilverBox’s operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from SilverBox’s vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If SilverBox’s plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. SilverBox cannot assure you that SilverBox will properly assess all claims that may be potentially brought against SilverBox. As such, SilverBox’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of SilverBox’s stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the Trust Account distributed to the Public Stockholders upon the redemption of the Public Shares in the event SilverBox does not complete its initial business combination within the allotted time period is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.
You may not have the same benefits as an investor in an underwritten public offering.
PubCo will become a publicly listed company upon the completion of the Business Combination. The Business Combination and the transactions described in this proxy statement/prospectus are not an underwritten initial public offering of PubCo’s securities and differ from an underwritten initial public offering in several significant ways, which include, but are not limited to, the following:
Like other business combinations and spin-offs, in connection with the Business Combination, you will not receive the benefits of the diligence performed by the underwriters in an underwritten public offering. Investors in an underwritten public offering may benefit from the role of the underwriters in such an offering. In an underwritten public offering, an issuer initially sells its securities to the public market via one or more underwriters, who distribute or resell such securities to the public. Underwriters have liability under the U.S. securities laws for material misstatements or omissions in a registration statement pursuant to which an issuer sells securities. Because the underwriters have a “due diligence” defense to any such liability by, among other things, conducting a reasonable investigation, the underwriters and their counsel conduct a due diligence investigation of the issuer. Due diligence entails engaging legal, financial and/or other experts to perform an investigation as to the accuracy of an issuer’s disclosure regarding, among other things, its business and financial results. Auditors of the issuer will also deliver a “comfort” letter with respect to the financial information contained in the registration statement. In making their investment decision, investors have the benefit of such diligence in underwritten public offerings. In contrast, SilverBox and BRCC have each engaged a financial advisor (rather than underwriters) in connection with the Business Combination. While such financial advisors or their respective affiliates may act as underwriters in underwritten public offerings, the role of a financial advisor differs from that of an underwriter. For example, financial advisors do not act as intermediaries in the sale of securities and therefore do not face the same potential liability under the U.S. securities laws as underwriters. As a result, financial advisors typically do not undertake the same level of, or any, due diligence investigation of the issuer as is typically undertaken by underwriters.

In addition, because there are no underwriters engaged in connection with the Business Combination, prior to the opening of trading on the NYSE on the trading day immediately following the Closing, there will be no book building process and no price at which underwriters initially sold shares to the public to help inform efficient and sufficient price discovery with respect to the initial post-closing trades on the NYSE. Therefore, buy and sell orders submitted prior to and at the opening of initial post-closing trading of the PubCo Class A Common Stock on the NYSE will not have the benefit of being informed by a published price range or a price at which the underwriters initially sold shares to the public, as would be the case in an underwritten initial public offering. There will be no underwriters assuming risk in connection with an initial resale of shares of the PubCo Class A Common Stock or helping to stabilize, maintain or affect the public price of the PubCo Class A Common Stock following the Closing. Moreover, we will not engage in, and have not and will not, directly or indirectly, request the financial advisors to engage in, any special selling efforts or stabilization or price support activities in connection with the PubCo Class A Common Stock that will be outstanding immediately following the Closing. All of these differences from an underwritten public offering of BRCC’s securities could result in a more volatile price for the PubCo Class A Common Stock.
Further, we will not conduct a traditional “roadshow” with underwriters prior to the opening of initial post-closing trading of the PubCo Class A Common Stock on the NYSE. There can be no guarantee that any information made available in this proxy statement/prospectus and/or otherwise disclosed or filed with the SEC will have the same impact on investor education as a traditional “roadshow” conducted in connection with an underwritten initial public offering. As a result, there may not be efficient or sufficient price discovery with respect to the PubCo Class A Common Stock or sufficient demand among potential investors immediately after the Closing, which could result in a more volatile price for the PubCo Class A Common Stock.
In addition, our initial stockholders, including the Sponsor, as well as their respective affiliates and permitted transferees, have interests in the Business Combination that are different from or are in addition to our stockholders and that would not be present in an underwritten public offering of BRCC’s securities. Such interests may have influenced our board of directors in making their recommendation that you vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement/prospectus.
Such differences from an underwritten public offering may present material risks to unaffiliated investors that would not exist if BRCC became a publicly listed company through an underwritten initial public offering instead of upon completion of the Business Combination.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Introduction
The following unaudited pro forma condensed combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination, and related transactions. The following unaudited pro forma condensed combined financial statements are prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”. Certain capitalized terms below are defined elsewhere in this proxy statement/prospectus.
The following unaudited pro forma condensed combined balance sheet as of September 30, 2021 combines the historical balance sheets of Authentic Brands and SilverBox on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on September 30, 2021. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021, and for the year ended December 31, 2020, combine the historical statement of operations of Authentic Brands and SilverBox for such periods on a pro forma basis as if the Business Combinations and related transactions, summarized below, had been consummated on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the unaudited historical financial statements of SilverBox and Authentic Brands as of and for the nine months ended September 30, 2021, and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the audited historical financial statements of SilverBox for the year ended December 3, 2020 (inception) through December 31, 2020, and Authentic Brands as of and for the year ended December 31, 2020, and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SilverBox,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Authentic Brands,” and other financial information relating to SilverBox and Authentic Brands included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not necessarily reflect what SilverBox’s financial condition or results of operations would have been had the Business Combination and related transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.
The combined financial information presents the pro forma effects of the following transactions:
•
the combination of SilverBox and Authentic Brands;

•
the PIPE Investment;

•
the Forward Purchase Investment; and

•
the Earn out.

The Business Combination between Authentic Brands and SilverBox will be accounted for as a reverse recapitalization. Accordingly, the Business Combination is expected to be reflected as the equivalent of

Authentic Brands issuing stock for the net assets of SilverBox, accompanied by a recapitalization. Under this method of accounting, SilverBox is treated as the “acquired” company for financial reporting purposes. The net assets of SilverBox are stated at fair value (which is expected to approximate historical cost), with no goodwill or other intangible assets recorded. This accounting treatment was determined as the individual controlling Authentic Brands prior to the Business Combination will also control the combined company post business combination.
SilverBox has determined Authentic Brands to be the predecessor entity to the Business Combination based on a number of considerations, including i) Authentic Brands former management making up the majority of the management team of PubCo, ii) Authentic Brands former management nominating or representing the majority of the PubCo board of directors, iii) Authentic Brands representing the majority of the continuing operations of the PubCo and iv) the CEO of Authentic Brands will have voting control of the combined company.
The unaudited pro forma condensed combined financial information is presented in two scenarios: (1) Assuming No Redemptions, and (2) Assuming Maximum Redemptions. The No Redemptions scenario assumes that no Public Stockholders elect to redeem their SilverBox Class A Common Stock for a pro rata portion of cash in the Trust Account, and thus the full amount held in the Trust Account at closing of the Business Combination is available. The Maximum Redemptions scenario assumes that the Public Stockholders redeem all Class A Common Stock for the amount of cash in the Trust Account, the Backstop Investment of $100.0 million and the impact of the Sponsor Share Adjustment, and the issuance of additional rollover equity to the Authentic Brands equityholders in lieu of cash payments of $117.7 million as a result of cash threshold level falling below $445.0 million. In both scenarios, the amount of cash available is sufficient to (i) satisfy the minimum cash condition in the Business Combination Agreement, (ii) pay applicable cash consideration to certain Authentic Brands equityholders, and (iii) pay transaction expenses, in each case, upon closing of the Business Combination.
The following summarizes the pro forma combined company Class A & Class B Common Stock issued and outstanding immediately after the Business Combination, excluding the potential dilutive effect of outstanding stock options, the earn-outs, restricted stock units, and common stock warrants:
	Assuming No Redemptions		Assuming Maximum Redemptions
	Shares	%	Shares	%
Rollover Equity – Company Shareholders(a) (b)	130,576,050	68.22%	144,415,100	80.83%
BRCC Fund Shares	532,750	0.28%	532,750	0.30%
SilverBox Public (Common) Shares	34,500,000	18.03%	—	0.00%
Forward Purchase Shares	10,000,000	5.22%	10,000,000	5.60%
Third Party Private Placement (PIPE)	10,000,000	5.22%	10,000,000	5.60%
Sponsor Shares(c)	5,792,500	3.03%	3,723,750	2.07%
Backstop Shares	—	0.00%	10,000,000	5.60%
Closing Merger Shares	191,401,300	100.00%	178,671,600	100.00%

(a)
Pursuant to the Business Combination Agreement, the reduction in proceeds from cash in trust are utilized for proceeds for existing Authentic Brands equityholders, which is estimated to be $117.7 million in the No Redemption scenario. In the Maximum Redemption scenario, additional rollover equity will be issued to the exisiting Authentic Brands equityholders in lieu of cash proceeds.

(b)
Rollover equity Authentic Brands equityholders will receive shares of PubCo Class B Common Stock.

(c)
Total Sponsor Shares held upon closing in the No Redemption Scenario are 5,792,500, which will be retained by the Sponsor with no vesting critera, or other adjustments. An additional number of Sponsor Shares shall be forfeited by the Sponsor in the event that available cash to PubCo is less than $445 million up to a maximum 2,068,750 shares in the Maximum Redemption Scenario. The Sponsor shares in either scenario above do not reflect approximately 1.2 million Sponsor Shares that are subject to vesting based on PubCo’s stock price performance. Shares subject to vesting are not included until the shares meet the related share price thresholds.

AUTHENTIC BRANDS LLC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT SEPTEMBER 30, 2021 (in thousands, except per share amounts)
	Historical		No Redemption Scenario			Maximum Redemption Scenario
	Authentic Brands (As of September 30, 2021)	SilverBox (As of September 30, 2021)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$13,992	$992	$345,060	A	$230,439	$(345,060)	L	$103,082
			(12,075)	B		100,000	M
			200,000	C		117,703	H
			(152,826)	D
			(13,900)	E
			(24,599)	F
			(117,703)	H
			(8,502)	J
Accounts receivables, net	12,281	—	—		12,281	—		12,281
Inventories, net	23,762	—	—		23,762	—		23,762
Due from sponsor	—	1	—		1	—		1
Prepaid expenses	4,439	478	—		4,917	—		4,917
Total current assets	54,474	1,471	215,455		271,400	(127,357)		144,043
Property, plant and equipment, net	24,529	—	—		24,529	—		24,529
Intangible assets	173	—	—		173	—		173
Cash and marketable securities held in Trust Account	—	345,060	(345,060)	A	—	—		—
Other assets	1,129	—	—		1,129	—		1,129
Total assets	$80,305	$346,531	$(129,605)		$297,231	$(127,357)		$169,874
Liabilities, convertible preferred stock, and stockholders’ equity (deficit)
Current Liabilities
Accounts payable	$15,971	$754	—		$16,725	—		$16,725
Accrued liabilities/expenses	21,055	—	—		21,055	—		21,055
Accrued sales taxes	1,229	—	—		1,229	—		1,229
Deferred revenue	6,145	—	—		6,145	—		6,145
Current maturities of long-term debt, net	1,154	—	—		1,154	—		1,154
Current maturities of capital lease obligations	55	—	—		55	—		55
Taxes payable	—	150	—		150	—		150
Due to related party	—	1	—		1	—		1
Total current liabilities	45,609	905	—		46,514	—		46,514
Long-term debt, net	23,163	—	(8,502)	J	14,661	—		14,661

AUTHENTIC BRANDS LLC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT SEPTEMBER 30, 2021 (in thousands, except per share amounts)
	Historical		No Redemption Scenario			Maximum Redemption Scenario
	Authentic Brands (As of September 30, 2021)	SilverBox (As of September 30, 2021)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
Capital lease obligations, net of current maturities	164	—	—		164	—		164
Other non-current liabilities	255	—	—		255	—		255
Earn-Out Liability	—	—	181,772	P	181,772	—		181,772
Deferred Sponsor Share Liability	—	—	10,272	Q	10,272	—		10,272
Warrant Liability	—	12,842	—		12,842	—		12,842
Deferred underwriters’ discount	—	12,075	(12,075)	B	—	—		—
Total liabilities	69,191	25,822	171,467		266,480	—		266,480
Commitments and contingencies
Series A preferred equity, less issuance costs	142,790	—	(142,790)	D	—	—		—
Class A Common Stock subject to possible redemption, 34,500,000 and 0 shares at redemption value, respectively	—	345,000	(345,000)	G	—	—		—
Stockholders’ Equity
Members’ deficit	(131,676)	—	131,676	N	—	—		—
BRC Inc. Class A Common Stock, $0.0001 par value	—	—	35	G	60	(35)	L	35
			20	O		10	O
			5	R		—
SilverBox Class B common stock, $0.0001 par value;	—	1	(1)	R	—	—		—
BRC Inc. Class B common stock, voting and non-economic, $0.0001 par value	—	—	13	S	13	1	S	14
SilverBox – Class C common stock, $0.0001 par value; 30,000,000 shares authorized;	—	—	20	C	—	10	M	—
			(20)	O		(10)	O

AUTHENTIC BRANDS LLC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT SEPTEMBER 30, 2021 (in thousands, except per share amounts)
	Historical		No Redemption Scenario			Maximum Redemption Scenario
	Authentic Brands (As of September 30, 2021)	SilverBox (As of September 30, 2021)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
Additional paid-in capital	—	—	199,980	C	155,387	117,703	H	127,119
			(13,900)	E		(345,025)	L
			(20,600)	F		99,990	M
			344,965	G		99,065	K
			(117,703)	H		(1)	S
			(24,316)	I
			(20,978)	K
			(181,772)	P
			(10,272)	Q
			(4)	R
			(13)	S
Accumulated deficit	—	(24,292)	(10,036)	D	(145,687)	—		(145,687)
			(3,999)	F
			24,316	I
			(131,676)	N
Non-controlling interest	—	—	20,978	K	20,978	(99,065)	K	(78,087)
Total stockholders’ equity (deficit)	(131,676)	(24,291)	186,718		30,751	(127,357)		(96,606)
Total liabilities, convertible preferred stock, warrants and stockholders’ equity	$80,305	$346,531	$(129,605)		$297,231	$(127,357)		$169,874

AUTHENTIC BRANDS LLC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
	Historical		No Redemption Scenario			Maximum Redemption Scenario
	Authentic Brands (As of September 30, 2021)	SilverBox (As of September 30, 2021)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
Revenue
Revenue, net	$161,253	$—	$—		$161,253	$—		$161,253
Cost of goods sold	96,245	—	—		96,245			96,245
Gross Profit	65,008	—	—		65,008	—		65,008
Operating costs and expenses
Marketing and advertising	25,290	—	—		25,290	—		25,290
Salaries, wages and benefits	29,755	—	—		29,755	—		29,755
General and administrative	17,473	—	—		17,473	—		17,473
Formation and other expenses		1,457	—		1,457	—		1,457
Total operating cost and expenses	72,518	1,457	—		73,975	—		73,975
Operating loss	(7,510)	(1,457)	—		(8,967)	—		(8,967)
Non-operating income (expense):
Interest expense	(1,590)	—	85	CC	(1,505)	—		(1,505)
Unrealized gain on change in fair value of warrants	—	9,341	—		9,341	—		9,341
Transaction costs allocated to warrant liabilities	—	(821)	—		(821)	—		(821)
Other expense	(5)	—	—		(5)	—		(5)
Interest income	—	60	(60)	AA	—	—		—
Income/(loss) before taxes	(9,105)	7,123	25		(1,957)	—		(1,957)
Income tax (expense) benefit	(133)	—	—		(133)	—		(133)
Net income / (loss)	(9,238)	7,123	25		(2,090)	—		(2,090)
Net income (loss) attributable to non-controlling interests	—	—	(1,426)	DD	(1,426)	(263)	DD	(1,689)
Net income (loss) to common stockholders	$(9,238)	$7,123	$1,451		$(664)	$263		$(401)
Weighted averages shares outstanding – basic and diluted					59,666,750			33,098,000
Net income per share – basic and diluted					$(0.01)			$(0.01)

AUTHENTIC BRANDS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
	Historical		No Redemption Scenario			Maximum Redemption Scenario
	Authentic Brands (As of December 31, 2020)	SilverBox (As of December 31, 2020)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
Revenue, net	163,909	—	—		163,909	—		163,909
Cost of goods sold	94,500	—	—		94,500	—		94,500
Gross Profit	69,409	—	—		69,409	—		69,409
Operating costs and expenses
Marketing and advertising	25,513	—	—		25,513	—		25,513
Salaries, wages and benefits	24,194	—	—		24,194	—		24,194
General and administrative	13,922	—	2,543	BB		—
			3,999	EE	20,464			20,464
Formation and operating costs	—	4	—		4	—		4
Total operating cost and expenses	63,629	4	6,542		70,175	—		70,175
Operating Income (loss)	5,780	(4)	(6,542)		(766)	—		(766)
Non-operating income (expense):
Interest and finance charges (expense)/ income, net	(1,047)	—	—		(1,047)	—		(1,047)
Unrealized gain on change in fair value of warrants	—	—	—		—	—		—
Transaction costs allocated to warrant liabilities	—	—	—		—	—		—
Other	(227)	—	—		(227)	—		(227)
Income/(loss) before taxes	4,506	(4)	(6,542)		(2,040)	—		(2,040)
Income tax (expense) benefit	(185)	—	—		(185)	—		(185)
Net income / (loss)	4,321	(4)	(6,542)		(2,225)	—		(2,225)
Net income (loss) attributable to non-controlling interests	—	—	(1,518)	DD	(1,518)	(280)	DD	(1,798)
Net income (loss) to common shareholders	$4,321	$(4)	$(5,024)		$(707)	$280		$(427)
Weighted averages shares outstanding – basic and diluted					59,666,750			33,098,000
Net income per share – basic and diluted					$(0.01)			$(0.01)

1.
Basis of Presentation

SilverBox is a blank check company incorporated in Delaware on September 1, 2020, with the purpose of acquiring one or more businesses through a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses. SilverBox’s registration statement was declared effective on February 25, 2021 (the “Effective Date”) and on March 2, 2021, SilverBox consummated the IPO of 34,500,000 units, which includes the full exercise by the underwriters of the over-allotment option to purchase an additional 4,500,000 Units, at $10.00 per Unit, generating gross proceeds of $345.0 million which is held in a Trust Account (“Trust Account”), located in the United States with Continental acting as trustee.
SilverBox also entered into a Forward Purchase Agreement (the “Initial Forward Purchase Agreement”) with Engaged Capital, pursuant to which Engaged Capital has agreed to purchase from SilverBox, in a private placement for an aggregate amount of $100.0 million to occur simultaneously with the consummation of the Business Combination, 10,000,000 shares of SilverBox Class A Common Stock at $10.00 per share.
Simultaneously with the closing of the IPO, SilverBox consummated the sale of 6,266,667 warrants at a price of $1.50 per warrant, generating gross proceeds of $9.4 million. Each Private Placement Warrant entitles the holder to purchase one share of SilverBox Class A Common Stock at a price of $11.50 per share.
Authentic Brands was incorporated in July 2018 in the State of Delaware and commenced operations in March 2019.
The unaudited pro forma condensed combined financial information has been prepared assuming the following methods of accounting in accordance with U.S. GAAP and SEC rules and regulations.
The historical financial information of SilverBox and Authentic Brands has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination and related transactions in accordance with U.S. GAAP.
Transaction costs that are determined to be directly attributable and incremental to the transaction will be deferred and recorded as other assets in the balance sheet leading up until closing of the Business Combination.
Notwithstanding the legal form of the Business Combination pursuant to the Business Combination Agreement the Business Combination will be accounted for under ASC 805, Business Combinations as a reverse acquisition and a recapitalization of Authentic Brands. The determination of accounting acquirer is primarily based on the evaluation of the following facts and circumstances, taking into consideration both the No Redemptions and Maximum Redemptions scenarios:
•
The individual controlling Authentic Brands prior to the Business Combination will also control the combined company post business combination as a result of a voting agreement providing the Founder with the majority of the votes related to the appointment and removal of the majority of the board of directors.

•
Authentic Brands’ operations prior to the Business Combination comprise the only ongoing operations of the combined company,

•
Existing Authentic Brands stockholders comprise a majority of the voting power of the Combined Company

•
The majority of the Combined Company’s senior management are those of Authentic Brands’ senior management,

•
The Combined Company’s will assume Authentic Brands’ name and headquarters.

Description of the Business Combination
SilverBox has entered into the Business Combination Agreement with Authentic Brands, Blocker, PubCo, Merger Sub 1 and Merger Sub 2, in which agreed to combine with Authentic Brands in the Business Combination that will result in PubCo becoming a publicly-traded company on and controlling

Authentic Brands in an “Up-C” structure. Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination will be effected in two steps: (a) SilverBox will merge with and into Merger Sub 1, with Merger Sub 1 surviving the SilverBox Merger as a wholly owned subsidiary of PubCo; and (b) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving as a wholly owned subsidiary of Merger Sub 1.
Description of Related Transaction
Other related events that are contemplated to take place in connection with the Business Combination are summarized below:
•
PIPE Financing:   Concurrently with the execution of the Business Combination Agreement, SilverBox entered into subscription and backstop agreements with various accredited investors (collectively, the “PIPE Investors”), including certain members of the Sponsor and certain limited partners of Engaged Capital and related investors, pursuant to which such investors agreed to purchase (i) an aggregate of 10,000,000 shares of SilverBox Class C Common Stock (which will be issued and purchased prior to the effective time of the SilverBox Merger and will then be converted into the right to receive shares of PubCo Class A Common Stock pursuant to the SilverBox Merger) (each such subscription agreement, a “PIPE Subscription Agreement”) for an aggregate purchase price of $100,000,000 (the “PIPE Investment”), and (ii) up to additional 10,000,000 shares of SilverBox Class C Common Stock in the aggregate to the extent redemptions of SilverBox Class A Common Stock exceed $100,000,000 (the “Backstop Commitment”).

•
Forward Purchase Agreement:   Concurrently with the execution of the Business Combination Agreement, the Initial Forward Purchase Agreement was amended and restated (the “Forward Purchase Agreement”) to provide for the purchase by investment funds and accounts managed by Engaged Capital (collectively, the “Forward Purchased Investors”) of an aggregate of 10,000,000 shares of Class C Common Stock (the “Forward Purchase Investment”) for an aggregate purchase price of $100,000,000.

•
Deferred Sponsor Shares:   Upon the Business Combination, 1,241,250 Sponsor Shares will be subject to deferral and forfeiture with two separate vesting periods (the “Deferred Sponsor Shares”). A total of 620,625 Deferred Sponsor Shares will vest, in the aggregate, if the weighted average trade price of the PubCo Class A Common Stock is at or above $15.00 for any 20 trading days within a period of 30 trading days prior to the fifth anniversary of the Closing. The remaining 620,625 Deferred Sponsor Shares will vest, in the aggregate, if the weighted average trade price of the PubCo Class A Common Stock is at or above $20.00 for any 20 trading days within a period of 30 trading days prior to the seventh anniversary of the Closing.

•
Earn Out:   A total of 20.0 million shares will be utilized for a share earn-out for the benefit of certain existing Authentic Brands equityholders (the “Earnout Shares”). A total of 50% of the Earnout Shares will be issued, in the aggregate, if the volume weighted average trading price is $15.00 or greater for any 20 trading days within a period of 30 trading days prior to the fifth anniversary of the Closing. The remaining 50% of Earnout Shares will be issued, in the aggregate, if the volume weighted average trading price of the PubCo Class A Common Stock is $20.00 or greater for any 20 trading days within a period of 30 trading days prior to the seventh anniversary of Closing. The grant date fair value (i.e. transaction date) of the awards will be estimated using the Monte Carlo simulation.

•
Tax Receivable Agreement:   Concurrently with the completion of the Business Combination, PubCo will enter into the Tax Receivable Agreement. Pursuant to the Tax Receivable Agreement, PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. The term of the

Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless PubCo exercises its right (with the consent of a majority of its disinterested directors and of the Agent under the Tax Receivable Agreement) to terminate the Tax Receivable Agreement for an amount representing the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement or certain other acceleration events occur.
Sources and Uses
The following tables summarize the estimated sources and uses for funding the Business Combination assuming (i) that none of SilverBox’s outstanding Class A Common Stock are redeemed in connection with the Business Combination (“No Redemptions”) and (ii) that 34.5 million outstanding Class A Common Stock are redeemed in connection with the Business Combination (“Maximum Redemptions”). The number of Class A Common Stock redeemable assuming Maximum Redemptions assumes that the per share Redemption Price is $10.00; the actual per share Redemption Price will be equal to the pro rata portion of the Trust Account calculated as of two business days prior to the consummation of the Business Combination.
Estimated Sources and Uses (No Redemptions, in thousands):
Sources		Uses
Cash in Trust	$345.0	Cash to Balance Sheet	$225.0
Forward Purchase Investment	100.0	Repay debt and preferred equity redemption(1)	161.3
PIPE Investment	100.0	Cash to Authentic Brands equityholders	117.7
Rollover Equity(2)	1,305.8	Rollover equity(2)	1,305.8
Sponsor Shares(2)	57.9	Deferred underwriting commissions and transactions expenses	51.0
BRCC Fund Shares(2)	5.3	Sponsor Shares(2)	57.9
Cash available from balance sheet(1)	10.0	BRCC Fund Shares(2)	5.3
Total Sources	$1,924.0	Total Uses	$1,924.0
Estimated Sources and Uses (Maximum Redemptions, in thousands)
Sources		Uses
Cash in Trust Account	$—	Cash to balance sheet	$97.7
Forward Purchase Investment	100.0	Repay debt and preferred equity redemption(1)	161.3
PIPE Investment	200.0	Cash to Authentic Brand equityholders	—
Rollover equity(2)	1,444.2	Rollover Equity(2)	1,444.2
Sponsor Shares(2)	37.2	Deferred underwriting commissions and transaction expenses	51.0
BRCC Fund Shares(2)	5.3	Sponsor Shares(2)	37.2
Cash available from balance sheet(1)	10.0	BRCC Fund Shares(2)	5.3
Total Sources	$1,796.7	Total Uses	$1,796.7

(1)
Represents current estimates of balances as closing of Cash ($10.0 million). Revolver Debt ($8.5 million). Preferred Stock ($152.8 million) and therefore subject to change.

(2)
Assumes 432,750 shares are donated by Sponsor and 100,000 shares are donated by certain Authentic Brands equityholders to the BRCC fund. Shares are valued at $10.00 per share.

2.
Accounting Policies and Reclassification Adjustments

As part of the preparation of these unaudited pro forma condensed combined financial statements, certain reclassifications were made to align Authentic Brands’ and SilverBox’s financial statement presentation. Upon completion of the Business Combinations, management will perform a comprehensive review of Authentic Brands’ and SilverBox’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management did not identify differences that would have a material impact on the unaudited pro forma condensed combined financial information.
3.
Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been adjusted to illustrate the effect of the Business Combinations and related transactions and has been prepared for informational purposes only.
The following unaudited pre forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”. Release No. 33-10786 replaces existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and the option to present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Authentic Brands has elected not to present Management Adjustment’s and has only presented Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.
The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the post-combination company filed consolidated income tax returns during the periods presented. As a full valuation allowance is anticipated, there are no pro forma tax adjustments reflected to income tax expense or deferred taxes.
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are based on the number of Authentic Brands’ units outstanding, assuming the Business Combinations and related transactions occurred on January 1, 2020.
Transaction Accounting Adjustments to the unaudited Pro Forma Condensed Combined Balance Sheet
The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2021 are as follows:
(A)
Reflects the reclassification of $345.1 million of cash and marketable securities held in the trust account that becomes available to fund the business combination.

(B)
Reflects a cash disbursement of $12.1 million to settle deferred underwriter fees incurred during the SilverBox’s IPO due upon completion of the business combination.

(C)
Reflects gross proceeds of $200.0 million cash from the issuance of 20,000,000 common shares at $10.00 per share in the PIPE Investment.

Shares issued in PIPE Investment and Forward Purchase Investment	20,000,000
Price per share at issuance	$10.00
Total value of PIPE Shares and Forward Purchase Shares issued	200,000,000
Common Stock Par Value	0.0001
Common Stock Par Value	20,000
APIC	199,980,000
Total	200,000,000

(D)
Reflects a cash disbursement of $152.8 million to settle an allocation of Authentic Brands’ preferred equity upon completion of the Business Combination. $142.8 million can be attributed to the preferred equity balance as of September 30, 2021 with the remaining $10.0 million mostly attributed of the discount on the Series A Preferred Equity.

(E)
Reflects SilverBox transaction-related expenses including legal, capital markets advisory, director’s and officer’s insurance, due diligence and filling fees.

(F)
Reflects Authentic Brands’ transaction-related expenses including legal fees, financial advisory and accounting fees. As these are direct and incremental to the Business Combination, they are reflected as a reduction to additional paid in capital, except for $3.9 million which were adjusted to accumulated deficit.

(G)
Reflects the reclassification of $345.0 million of common stock subject to possible redemption to permanent equity.

Total shares subject to possible redemption	34,500,000
Redemption value of $10.00/share	$10.00
Total value of shares redeemed	345,000,000
Common Stock Par Value	0.0001
Common Stock	34,500
APIC	344,965,500
Total	345,000,000

(H)
Reflects the payment of $117.7 million under the No Redemption Scenario to redeem existing Authentic Brands’ common equity units in accordance with the maximum amount pursuant to the Business Combination Agreement. Under the Maximum Redemption Scenario, there will not be any cash available to redeem existing Authentic Brands common equity units.

(in millions)
Aggregate cash raised	$545.0
Estimated Authentic Brands cash at close	10.0
SilverBox and Authentic Brands transaction expenses	(51.0)
Repay debt and preferred equity redemption	(161.3)
Minimum Authentic Brands retained cash amount	(150.0)
Cash available to redeem existing equity units	$192.7
Maximum equity redemption under Business Combination Agreement	(117.7)
Additional Authentic Brands retained cash amount	$75.0

(I)
Reflects the elimination of SilverBox’s accumulated deficit to additional paid in capital.

(J)
Reflects the paydown of a portion of Authentic Brands’ open debt as of September 30, 2021. Debt paydown includes payoff of term debt of $8.5 million.

(K)
Reflects the reclassification to noncontrolling interests determined based on the common units held in Authentic Brands. The non-controlling interest is classified within permanent equity given PubCo shall have the option to elect to have the non-controlling interests be redeemed in consideration for either a share settlement or a cash settlement (with respect to a cash settlement, solely in connection with PubCo's completion of a substantially concurrent public offering or private sale of PubCo Class A Common Stock within ten business days of the delivery of a redemption notice). The non-controlling interest is calculated as follows

	No Redemption Scenario		Maximum Redemption Scenario
	Outstanding Shares	Outstanding Shares (%)	Outstanding Shares	Outstanding Shares (%)
Common units held by BRC Inc. (Controlling Interest)	60,825,850	31.78%	34,256,500	19.17%
Common units held by existing equityholders (Non-Controlling Interests)	130,576,050	68.22%	144,415,100	80.83%
Total	191,401,300	100.00%	178,671,600	100.00%
No Redemption / Maximum Redemption Scenario September 30, 2021 — NCI Calculation
Total Equity – No Redemption Scenario	$30,751
Total Non-Controlling Interest – No Redemption Scenario (68.22%)	20,978
Total Controlling Interest – Equity	9,773
Total Equity – Maximum Redemption Scenario	(96,606)
Total Non-Controlling Interest – Maximum Redemption Scenario (80.83%)	(78,087)
Total Controlling Interest – Equity	(18,519)
Additional Pro Forma Adjustment – No / Maximum Redemption Scenario	$(99,065)

(L)
Reflects the maximum redemption of 34,500,000 SilverBox public shares for $345.1 million allocated to common stock and additional paid-in capital using par value $0.0001 per share and at a redemption price of $10.01 per share (based on the balance in the trust as of September 30, 2021).

Cash in Trust Account	$345,060,000
Maximum shares redeemed	34,500,000
Redemption value per share	$10.01
Cash	(345,060,000)
Common Stock	34,506
APIC	345,025,494
Total	—

(M)
Reflects additional cash proceeds through the Backstop Shares for Class C common stock.

Issuance of Backstop Shares	10,000,000
Price per share at issuance	$10.00
Total value of shares issued	100,000,000
Common Stock Par Value	0.0001
Common Stock	10,000
APIC	99,990,000
Total	100,000,000

(N)
Reflects the movement of Authentic Brands’ members’ deficit into the accumulated deficit of the new operating company.

(O)
Represents the pro forma adjustments to reclassify SilverBox Class C common stock, which will be converted to PubCo Class A common stock following the Business Combination as described within the Existing Charter.

(P)
To record the Earn-Out Liability of $181.7 million for the estimated fair value of the Earn-out shares to be issued to certain Authentic Brands’ selling equityholders upon the achievement of the applicable vesting events and the share price of SilverBox Class A Common Stock at $9.79 per share. Refer to note 5 for further discussion.

(Q)
To record the Deferred Sponsor Share liability of $10.2 million for the estimated fair value of the deferred shares to be issued upon the achievement of the triggering events. Refer to Note 5 for further discussion.

(R)
To reclassify Sponsor Shares from Class B Common Stock to Class A Common Stock following the Business Combination as described within the Existing Charter.

(S)
Represents the pro forma adjustment to reflect the outstanding par value for rollover equity stockholders for both the no redemption and maximum redemption scenarios.

Rollover Equity Stockholders Shares – No Redemption	130,576,050
Par Value	$0.0001
Total value of Rollover Equity Shares	13,057.61
Common Stock	13,057.61
APIC	(13,057.61)
Rollover Equity Stockholders Shares – Maximum Redemption	144,415,100
Par Value	$0.0001
Total value of Rollover Equity Shares	14,415.10
Common Stock	14,415.10
APIC	(14,415.10)
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021 and year ended December 31, 2020
(AA)
Reflects adjustment to remove interest income earned on SilverBox trust account.

(BB)
Reflects the adjustment to record $2.5 million of expense associated with the acceleration of incentive unit awards for the year ended December 31, 2020. These costs will not affect the income statement beyond twelve months after the Merger date and therefore no adjustment has been made for the nine months ended September 30, 2021.

(CC)
Reflects elimination of interest expense on the historical debt that is settled.

(DD)
Reflects the reclassification to noncontrolling interests determined based on the common units held in Authentic Brands as follows:

	No Redemption Scenario		Maximum Redemption Scenario
	Outstanding Shares	Outstanding Shares (%)	Outstanding Shares	Outstanding Shares (%)
Common units held by BRC Inc. (Controlling Interest)	60,825,850	31.78%	34,256,500	19.17%
Common units held by existing equityholders (noncontrolling interests)	130,576,050	68.22%	144,415,100	80.83%
Total	191,401,300	100.00%	178,671,600	100.00%
No Redemption / Maximum Redemption Scenario September 30, 2021 — NCI Calculation
Total Net Income – No Redemption Scenario	(2,090)
Total Non-Controlling Interest – No Redemption Scenario (68.22%)	(1,426)
Total Controlling Interest – No Redemption Scenario	(664)
Total Net Income – Maximum Redemption Scenario	(2,090)
Total Non-Controlling Interest – Maximum Redemption Scenario (80.83%)	(1,689)
Total Controlling Interest – Maximum Redemption Scenario	(401)
Additional Pro Forma Adjustment – No / Maximum Redemption Scenario	(263)

No Redemption / Maximum Redemption Scenario December 31, 2020 — NCI Calculation
Total Net Income – No Redemption Scenario	(2,225)
Total Non-Controlling Interest – No Redemption Scenario (68.22%)	(1,518)
Total Controlling Interest – No Redemption Scenario	(707)
Total Net Income – Maximum Redemption Scenario	(2,225)
Total Non-Controlling Interest – Maximum Redemption Scenario (80.83%)	(1,798)
Total Controlling Interest – Maximum Redemption Scenario	(427)
Additional Pro Forma Adjustment – No / Maximum Redemption Scenario	(280)

(EE)
Reflects the portion of transaction-related costs incurred by Authentic Brands that were allocated to liability-classified instruments issued to SilverBox stockholders and therefore expensed. This amount is non-recurring charge.

4.
Net Income / (Loss) Per Share

Represents the net income per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding at January 1, 2020. Under the maximum redemption scenario, the SilverBox Class A Common Stock assumed to be redeemed by Public Stockholders are eliminated as of January 1, 2020.
The weighted average shares outstanding for the No Redemption and Maximum Redemption Scenarios for the year ended December 31, 2020 and the nine months ended September 30, 2021 are:
	Nine Months Ended September 30, 2021		Year Ended December 31, 2020
(dollars in thousands, except per share amounts)	No Redemptions	Maximum Redemptions	No Redemptions	Maximum Redemptions
Pro forma net income from continuing operations attributable to common stockholders – Basic & Diluted(1)	$(664)	$(401)	$(707)	$(427)
Basic & diluted weighted average shares outstanding – Class A stockholders(2)(3)	59,666,750	33,098,000	59,666,750	33,098,000
Net income from continuing operations per share – Class A – Basic & Diluted	$(0.01)	$(0.01)	$(0.01)	$(0.01)

(1)
PubCo Class B Common Stock is newly-created, voting, and non-economic. Each share of PubCo Class B Common Stock entitles its holder to one vote per share but no right to dividends or distributions. Therefore, net loss per continuing operations per share is only calculated for PubCo Class A Common Stock.

(2)
The public warrants and private placement warrants are antidilutive on a pro forma basis and have therefore been excluded from the diluted number of shares outstanding at Closing. Warrants issued and outstanding consist of 11,500,000 public warrants and 6,266,667 private placement warrants.

(3)
Total Deferred Sponsor Shares (1,241,250) are deducted from total shares outstanding for the EPS calculation as such shares are contingently issuable and the stock price thresholds have not been met. Similarly, the Earnout shares of 20.0 million are excluded from the EPS calculation.

5.
Earnout Shares and Deferred Sponsor Shares

The Earnout Shares granted to the Company Holders and the 1,241,250 Sponsor Shares are subject to forfeiture are expected to be accounted for as derivative liabilities. These shares will be contingently issuable if the price of the PubCo Class A Common Stock exceeds certain thresholds or upon certain strategic events, which include events that are not indexed to SilverBox Class A Common Stock. The preliminary estimated fair value of these Earnout Shares and Deferred Sponsor Shares are $171.1 million and $10.6 million, respectively. The estimated fair value of these Earnout Shares was determined by using a

Monte Carlo simulation valuation model using a distribution of potential stock price outcomes on a daily basis over the applicable contingently issuable period. Assumptions used in the preliminary valuation, which are subject to change at the Closing, were as follows:
Current Stock Price:   The current stock price was set at the pro forma value of $9.79 per share for SilverBox Ordinary Shares.
Expected volatility:   The expected volatility of 70% was calculated based on the third-quartile leverage adjusted asset volatility calculated using a set of 18 Guideline Public Companies (“GPCs”). The GPCs’ interquartile range of asset volatility was 43% to 70%. Since smaller companies are typically more volatile than their larger, more diversified peers and given BRCC’s size relative to the GPCs, the Company selected the third quartile volatility. Volatility for the GPCs was calculated over a lookback period of 7 years (or longest available data for GPCs whose trading history was shorter than 7 years), commensurate with the longest contractual term of the Earnout Shares.
Risk-free interest rate:   The risk-free interest rate of 1.5% was determined based on the 7-year U.S. Constant Maturity.
Contractual contingently issuable period:   The contractual contingently issuable periods for the four tranches are 5-year, 7-years, 5-years, and 7-years, respectively.
Expected dividend yield:   The expected dividend yield is zero as we have never declared or paid cash dividends and have no current plans to do so during the expected term.
The actual fair values of these shares are subject to change as additional information becomes available and additional analyses are performed and such changes could be material once the final valuation is determined at the Closing.

MARKET PRICE AND DIVIDEND INFORMATION
The SilverBox Units, SilverBox Class A Common Stock and Public Warrants are currently listed on Nasdaq under the symbols “SBEAU,” “SBEA” and “SBEAW,” respectively.
The closing price of the SilverBox Units, SilverBox Class A Common Stock and Public Warrants as of November 1, 2021, the last trading day before announcement of the execution of the Business Combination Agreement, was $10.19, $9.82 and $1.25, respectively. As of January 3, 2022, the record date for the special meeting, the most recent closing price for the SilverBox Units, SilverBox Class A Common Stock and Public Warrants was $10.68, $10.17 and $1.50, respectively.
Holders of the SilverBox Units, SilverBox Class A Common Stock and Public Warrants should obtain current market quotations for their securities. The market price of SilverBox’s securities could vary at any time before the Business Combination.
Dividend Policy
SilverBox has not paid any cash dividends on the SilverBox Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition of PubCo subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the PubCo Board. SilverBox’s board of directors is not currently contemplating and does not anticipate declaring cash or stock dividends, nor is it currently expected that the PubCo Board will declare any cash or stock dividends in the foreseeable future. Further, if SilverBox incurs any indebtedness in connection with the Business Combination, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith.
Price Range of BRCC’s Securities
Historical market price information regarding BRCC is not provided because there is no public market for BRCC’s securities. For information regarding BRCC’s liquidity and capital resources, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Authentic Brands — Liquidity and Capital Resources.”

COMPARATIVE SHARE INFORMATION
The following table sets forth:
•
historical per share information of Authentic Brands for the nine months ended September 30, 2021 and year ended December 31, 2020;

•
historical per share information of SilverBox for the nine months ended September 30, 2021 for the period from December 3, 2020 (inception) through December 31, 2020; and

•
unaudited pro forma per share information of the combined company for the nine months ended September 30, 2021 and year ended December 31, 2020 after giving effect to the Business Combination, assuming two redemption scenarios as follows:

•
Assuming No Redemptions:   This presentation assumes that no Public Stockholders exercise redemption rights with respect to their public shares.

•
Assuming Illustrative Redemptions:   This assumes that 100% Public Shares outstanding are redeemed from Public Stockholders.

The historical information should be read in conjunction with “Selected Historical Financial Information of Authentic Brands,” “Selected Historical Financial Information of SilverBox” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Authentic Brands,” each contained elsewhere in this proxy statement/prospectus and the audited consolidated financial statements and the related notes of Authentic Brands and SilverBox, each contained elsewhere in this proxy statement/prospectus.
The unaudited pro forma per share information is derived from, and should be read in conjunction with, the “Unaudited Pro Forma Condensed Combined Financial Information.” and related notes included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined net loss per share information below does not purport to represent what the actual results of operations of Authentic Brands would have been had the Business Combination been completed or to Authentic Brands’ results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the book value of Authentic Brands would have been had the Business Combination been completed nor the book value per share for any future date or period.
	Historical		Pro Forma
	SilverBox(2)	BRCC	No Redemption Scenario	Max Redemption Scenario
As of and for the year ended December 31, 2020
Book value per share – basic and diluted(1)	$0.00	$(1,110.29)	N/A	N/A
Earnings (loss) per share – basic and diluted(2)	$(0.00)	$46.63	$(0.01)	$(0.01)
Cash distributions per common share	N/A	N/A	N/A	N/A
	Historical		Pro Forma
	SilverBox(2)	BRCC	No Redemption Scenario	Max Redemption Scenario
As of and for the nine months ended September 30, 2021
Book value per share – basic and diluted(3)	$(0.56)	$(1,421.08)	$0.51	$(2.76)
Earnings (loss) per share – basic and diluted(4)	$0.17	$(99.70)	(0.01)	(0.01)
Cash distributions per common share	N/A	N/A	N/A	N/A

(1)
Book value per share is calculated as total equity divided by:

•
Common shares outstanding as at December 31, 2020.

•
Units outstanding at December 31, 2020 for BRCC.

•
Common shares outstanding at December 31, 2020 for the pro forma information.

(2)
Earnings per share and cash distributions per common share are based on:

•
SilverBox as of December 31, 2020 had no current operations.

•
Weighted average number of units outstanding for the year ended December 31, 2020 for BRCC.

(3)
Book value per share is calculated as total equity divided by:

•
Total common shares outstanding for SilverBox.

•
Total common shares outstanding as of September 30, 2021 for Authentic.

(4)
Earnings per share and cash distributions per common share are based on:

•
SilverBox net income and weighted average common shares outstanding as of September 30, 2021.

•
Weighted average number of units outstanding for the year ended December 31, 2020 for BRCC.

SPECIAL MEETING OF SILVERBOX STOCKHOLDERS
General
SilverBox is furnishing this proxy statement/prospectus to you as part of the solicitation of proxies by its board of directors for use at the special meeting stockholders to be held on February 3, 2022, and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to SilverBox’s stockholders on or about January 13, 2022. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders.
Date, Time and Place
The special meeting of stockholders of SilverBox will be held at 10:00 a.m., Eastern time, on February 3, 2022, via live webcast at https://www.cstproxy.com/silverboxengagedi/2022, or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals.
In light of the ongoing health concerns relating to the COVID-19 pandemic and to best protect the health and welfare of SilverBox’s stockholders and personnel, the special meeting will be held virtually. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.
Purpose of the SilverBox Special Meeting
At the SilverBox special meeting of stockholders, SilverBox will ask the SilverBox stockholders to vote in favor of the following proposals:
•
Proposal No. 1 — The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of November 2, 2021 (as amended by the First Amendment to Business Combination, dated as of January 4, 2022 and as may be further amended from time to time, the “Business Combination Agreement”), by and among SilverBox, PubCo, Merger Sub 1, Merger Sub 2, Blocker and Authentic Brands, a copy of which is attached to this proxy statement/prospectus as Annex A. The Business Combination Agreement provides for, among other things, the merger of SilverBox with and into Merger Sub 1, with Merger Sub 1 surviving the merger as a wholly owned subsidiary of PubCo, in accordance with the terms and subject to the conditions of the Business Combination Agreement as more fully described elsewhere in this proxy statement/prospectus (the “Business Combination Proposal”);

•
Proposal No. 2 — The Organizational Document Proposals — Proposal No. 2 — The Organizational Document Proposals — To consider and vote upon an amendment and restatement of SilverBox’s current Amended and Restated Certificate of Incorporation (the “Existing Charter”), a copy of which is attached to this proxy statement/prospectus as Annex B, and the following material differences between the proposed Amended and Restated Certificate of Incorporation of PubCo, a copy of which is attached to this proxy statement/prospectus as Annex C (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of PubCo, a copy of which is attached to this proxy statement/prospectus as Annex D (the “Proposed Bylaws”), the “Proposed Organizational Documents”) and the Existing Charter and the Amended and Restated Bylaws of SilverBox (the “Existing Organizational Documents”) (such proposals, collectively, the “Organizational Document Proposals”):

•
Proposal No. 2A — to approve an amendment and restatement of the Existing Charter providing for the creation of 35,000,000 authorized shares of SilverBox Class C Common Stock for purposes of the PIPE Investment and the Forward Purchase Investment (we refer to this as “Organizational Documents Proposal A”);

•
Proposal No. 2B — to approve the provision in the Proposed Charter changing the authorized capital stock of 111,000,000 shares, consisting of 100,000,000 shares of Class A Common Stock,

par value $0.0001 per share, 10,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 2,802,500,000 shares, consisting of 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share, 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, 1,500,000 shares of Class C Common Stock, par value $0.0001 per share, which shall be divided into 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share (we refer to this as “Organizational Documents Proposal B”);
•
Proposal No. 2C — to approve the provision in the Proposed Charter pursuant to which: (a) the affirmative vote of the holders of at least 66-2/3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not be governed by Section 203 of the DGCL and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter; and (b) the affirmative vote of at least 80% of the total voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities (we refer to this as “Organizational Documents Proposal C”);

•
Proposal No. 2D — to approve all other changes in connection with the replacement of the Existing Organizational Documents of SilverBox with the Proposed Organizational Documents of PubCo, including, among other things, changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a public benefit corporation having perpetual existence (as provided in the Proposed Charter) (we refer to this as “Organizational Documents Proposal D”); and

•
Proposal No. 2E — to provide for a classified board of directors and direct that board vacancies be filled by the majority of directors then in office, unless specified otherwise in the Investor Rights Agreement (as defined below) or the Proposed Bylaws (we refer to this as “Organizational Documents Proposal E”);

•
Proposal No. 3 — The Stock Issuance Proposal — To consider and vote upon a proposal to approve and adopt for purposes of complying with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of shares of SilverBox Class C Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements and to the Forward Purchase Investors pursuant to the Amended Forward Purchase Agreement, respectively;

•
Proposal No. 4 — The Omnibus Incentive Plan Proposal — To consider and vote upon a proposal to approve the adoption of the Omnibus Incentive Plan;

•
Proposal No. 5 — The Employee Stock Purchase Plan Proposal — To consider and vote upon a proposal to approve the adoption of the Employee Stock Purchase Plan; and

•
Proposal No. 6 — The Adjournment Proposal — To consider and vote upon a proposal to adjourn the special meeting of SilverBox’s stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote at such special meeting.

Recommendation of SilverBox’s Board of Directors
SilverBox’s board of directors believes that each of the Stockholder Proposals to be presented at the special meeting of stockholders is in the best interests of SilverBox and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the Stockholder Proposals.
When you consider the recommendation of SilverBox’s board of directors in favor of approval of the Business Combination Proposal and the other Stockholder Proposals, you should keep in mind that

SilverBox’s directors and officers have interests in the Business Combination that are different from, in addition to, or in conflict with your interests as a stockholder. These interests include, among other things:
•
the beneficial ownership of the Sponsor of an aggregate of 7,033,750 Sponsor Shares (including 1,241,250 shares subject to vesting and after giving effect to the agreed upon forfeiture of 1,158,500 Sponsor Shares and assuming 432,750 Sponsor Shares are donated to the BRCC Fund upon the consummation of the Business Combination) and 6,266,667 Private Placement Warrants, which shares and warrants would become worthless if SilverBox does not complete a business combination within the applicable time period, as the Sponsor, SilverBox’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor did not receive any compensation in exchange for this agreement to waive its redemption rights. Each of SilverBox’s directors and officers are members of the Sponsor and as such have an indirect interest in the Sponsor Shares. SilverBox’s independent directors collectively have an indirect interest of less 2% in the Sponsor Shares. Such shares and warrants have an aggregate market value of approximately $71.5 million and $9.4 million, respectively, based on the closing price of SilverBox Class A Common Stock of $10.17 on Nasdaq and the closing of the Public Warrants of $1.50 on Nasdaq on January 3, 2022, the record date for the special meeting of stockholders;

•
the Sponsor paid an aggregate of $25,000 ($0.003 per share) for the Sponsor Shares which will have a significantly higher value at the time of the Business Combination, if it is consummated. If SilverBox does not consummate the Business Combination or another initial business combination by June 2, 2023, and SilverBox is therefore required to be liquidated, these shares would be worthless, as Sponsor Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the purchase price of $0.003 that the Sponsor paid for the Sponsor Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of PubCo after the Closing falls below the price initially paid for the Units in the IPO and the Public Stockholders experience a negative rate of return following the Closing;

•
the Sponsor paid $9,400,000 for its private warrants, which would be worthless if a business combination is not consummated by June 2, 2023;

•
the Sponsor and SilverBox’s directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Sponsor and SilverBox’s directors and officers would lose their entire investment. As a result, the Sponsor as well as SilverBox’s directors or officers may have a conflict of interest in determining whether Authentic Brands is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. SilverBox’s board of directors was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to Public Stockholders that they approve the Business Combination;

•
SilverBox’s board of directors will not receive reimbursement for any out-of-pocket expenses incurred by them on SilverBox’s behalf incident to identifying, investigating and consummating the Business Combination to the extent such expenses exceed the amount required to be retained in the Trust Account, unless the Business Combination is consummated, though there have been no material out-of-pocket expenses subject to reimbursement and SilverBox does not anticipate any such expenses prior to Closing;

•
the Sponsor has entered into the Sponsor Letter Agreement pursuant to which the Sponsor has already agreed to vote its shares in favor of the Business Combination;

•
certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, who is a member of the Sponsor, are participating in the PIPE Investment, and investment funds and accounts managed by Engaged Capital have agreed to purchase the Forward Purchase Shares;

•
the continuation of Glenn Welling as a director of PubCo;

•
the Investor Rights Agreement will be entered into by the Sponsor and Engaged Capital and certain of its affiliates; and

•
the continued indemnification of the current directors and officers of SilverBox following the Business Combination and the continuation of directors’ and officers’ liability insurance following the Business Combination.

Record Date; Persons Entitled to Vote
You will be entitled to vote or direct votes to be cast at the special meeting of stockholders if you owned shares of SilverBox Common Stock at the close of business on January 3, 2022, which is the record date for the special meeting of stockholders. You are entitled to one vote for each share of SilverBox Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 43,125,000 shares of SilverBox Common Stock outstanding, of which 34,500,000 were shares of SilverBox Class A Common Stock and 8,625,000 were shares of SilverBox Class B Common Stock held by the Sponsor.
The Sponsor and the executive officers and directors of SilverBox have agreed to vote all of their shares of SilverBox Common Stock in favor of the Business Combination Proposal and the other Stockholder Proposals. SilverBox’s issued and outstanding Public Warrants do not have voting rights at the special meeting of stockholders.
Quorum
A quorum of SilverBox’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the SilverBox Common Stock outstanding and entitled to vote at the meeting is virtually present in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
As of the record date for the special meeting, 21,562,501 shares of SilverBox Common Stock will be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote online at the virtual special meeting of stockholders. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders virtually present at the special meeting or by proxy may authorize adjournment of the special meeting to another date.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SilverBox believes the Stockholder Proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”
Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting of SilverBox stockholders.
Revoking Your Proxy
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to SilverBox’s secretary prior to the date of the special meeting or by voting online at the virtual special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to SilverBox’s secretary at the above address.

Redemption Rights
Pursuant to the Existing Charter, the Public Stockholders of SilverBox may elect to redeem all or a portion of their Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of permitted withdrawals), divided by the number of then outstanding public shares, subject to the limitations described herein.
As of November 1, 2021, based on funds in the Trust Account of approximately $345 million, this would have amounted to approximately $10.00 per share, excluding the impact of up to $68,626 of interest income available to us to pay taxes. If a Public Stockholder exercises its redemption rights, then such Public Stockholder will be exchanging its shares of SilverBox common stock for cash and will no longer own shares of SilverBox or receive shares in PubCo. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. See the section entitled “Special Meeting of SilverBox Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash. The amount in the Trust Account is initially anticipated to be $10.00 per public share.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of SilverBox Class A Common Stock or Public Warrants in connection with the Business Combination.
Solicitation of Proxies
SilverBox will pay the cost of soliciting proxies for the special meeting. SilverBox has engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting. SilverBox has agreed to pay Morrow Sodali a fee of $40,000. SilverBox will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. SilverBox also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of SilverBox Class A Common Stock and SilverBox Class B Common Stock for their expenses in forwarding soliciting materials to beneficial owners of SilverBox Common Stock and in obtaining voting instructions from those owners. SilverBox’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the record date, the Sponsor beneficially own an aggregate of approximately 20% of the outstanding shares of SilverBox Common Stock. The Sponsor has agreed to vote all of its shares of SilverBox Common Stock in favor of the Business Combination and each of the Stockholder Proposals.

PROPOSALS TO BE CONSIDERED BY SILVERBOX’S STOCKHOLDERS
PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
The Background of the Business Combination
SilverBox is a blank check company incorporated on December 31, 2020, under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The proposed Business Combination was the result of SilverBox’s multi-faceted expertise, investing and operating experience, broad network of relationships, and our focus on creating proprietary transaction opportunities. The terms of the Business Combination Agreement were the result of extensive negotiations between SilverBox and BRCC (and their respective affiliates and advisors). The following is a brief description of the background of these negotiations.
On March 2, 2021, SilverBox consummated the IPO of 34,500,000 Units at $10.00 per Unit, which included 4,500,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. The IPO generated gross proceeds to SilverBox of $345,000,000. Simultaneously with the closing of the IPO, SilverBox completed the private sale of an aggregate of 6,266,667 warrants to SilverBox Engaged Sponsor LLC at a purchase price of $1.50 per warrant, generating gross proceeds to SilverBox of $9,400,000.
Prior to the consummation of the IPO, neither SilverBox, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with SilverBox.
After completing its IPO, SilverBox commenced an active search for businesses or assets to acquire for the purpose of consummating an initial business combination. SilverBox management reviewed self-generated ideas from SilverBox’s management team, Board, and Advisory Group; explored ideas with the underwriters from the IPO; considered transactions sourced through various investment banking and advisory firms; and contacted, and were contacted by, a number of individuals and entities with respect to hundreds of business combination opportunities, including financial advisors and companies in a diverse range of sectors, including but not limited to, automotive and mobility, consumer finance, consumer products, e-commerce, enterprise software, environmental services and technology, financial technology, food retail, gaming and gaming technology, healthcare services, insurance services and technology, internet, leisure, manufacturing technology, media technology, renewable and transitional energy, packaging, real estate, and travel services and distribution.
SilverBox considered small/mid-cap businesses that it believed would be ready to operate as a publicly traded company, generate stable cash-flow and/or annual recurring revenue, and benefit from our substantial operational experience, capital markets expertise and network, and have a dedicated and proven management team that could leverage opportunities sourced through our proprietary channels. See “— SilverBox’s Board of Directors’ Reasons for the Approval of the Business Combination” for additional information. Representatives of SilverBox engaged in extensive due diligence and multiple detailed discussions directly with the senior executives and/or stockholders of numerous potential business combination opportunities as part of its overall business combination evaluation process. In the process that led to identifying BRCC as an attractive investment opportunity, SilverBox’s management team evaluated approximately 500 potential business combination targets, made contact with, or were contacted by, representatives of more than 200 potential combination targets to discuss the potential for a business combination transaction, entered into non-disclosure agreements with 63 potential business combination targets, held management meetings with 45 potential combination targets, held multiple discussions with and/or performed preliminary due diligence on 27 potential combination targets or their representatives, and submitted eight non-binding proposals, indications of interest or letters of intent. SilverBox did not enter into an exclusivity period or letter of intent with any target other than BRCC. SilverBox believes it was able to evaluate a large number of potential transactions due to the size and quality of its management team, Advisory Group and other members of its Founder Group, including Engaged Capital.
Beginning on March 2, 2021 and continuing until August 3, 2021 (when such periodic meetings were discontinued as a result of advanced discussions with BRCC), SilverBox’s management team (including

Joseph Reece, Executive Chairman of SilverBox, Stephen Kadenacy, Chief Executive Officer of SilverBox, Duncan Murdoch, Chief Investment Officer of SilverBox, Jin Chun, Chief Operating Officer of SilverBox, and Daniel Esters, Chief Financial Officer of SilverBox), members of SilverBox’s Advisory Group, members of SilverBox’s board of directors and other representatives of SilverBox’s Founder Group, including representatives of Engaged Capital, participated in periodic video and teleconference meetings to discuss matters relating to potential business combination opportunities for SilverBox. Such meetings were intended to keep SilverBox management and its advisors apprised of the status of SilverBox’s efforts to identify, evaluate and engage in discussions with potential business combination targets.
Such periodic meetings continued after BRCC and SilverBox agreed to conditional exclusivity and later full exclusivity, and during such periods the focus of such meetings turned to updates concerning SilverBox’s negotiation of potential business combination terms and definitive transaction documents, the status of the PIPE Investment and Backstop Investment, and other related matters.
SilverBox spent a material portion of its time exploring opportunities in the food and beverage sector. Engaged Capital and certain members of the SilverBox management team and Advisory Group (including Dean Hollis) have strong experience and relationships in the sector. As a result, SilverBox made contact with, or were contacted by representatives of numerous companies and evaluated more than 40 potential business combination targets in the sector. In mid-June, 2021, Mr. Welling had a conversation with an investment banker with experience in the food and beverage sector, who suggested that BRCC would be an attractive candidate for a SPAC.
On June 23, 2021, Messrs. Reece and Welling had an introductory meeting with Steven Taslitz, a member of BRCC’s Board of Directors and Chairman of Sterling Partners, a significant securityholder of BRCC, in Santa Monica, California to discuss a potential transaction between SilverBox and BRCC. Mr. Taslitz disclosed that BRCC intended to engage William Blair & Co., L.L.C. (“William Blair”) and BDT& Company LLC (“BDT”) as financial advisors in order to explore capital raising alternatives for BRCC, including a potential SPAC transaction.
On June 28, 2021, representatives of SilverBox had an introductory meeting and dinner with Tom Davin, BRCC’s Co-CEO in Park City, Utah to discuss BRCC’s business and SilverBox’s qualifications as a potential merger partner.
On June 29, 2021, Mr. Reece had a telephone conversation with Henry Yeagley, a Managing Director at BDT, to discuss further the potential transaction between SilverBox and BRCC, including a high-level review of BRCC’s business and financial performance. Mr. Reece currently is consulting for BDT on an unrelated matter and has an existing relationship with Mr. Yeagley. Mr. Reece will receive no consideration from BDT in connection with the proposed transaction.
On July 6, 2021, certain members of the SilverBox management team, Advisory Group and Board of Directors met via videoconference to discuss the potential merits of a potential business combination with BRCC, as well as potential transaction terms, including the possibility of securing backstop equity commitments in support of a potential transaction. On that same day, representatives of William Blair, financial advisor to BRCC, and BDT and representatives of SilverBox’s management team met via teleconference to discuss the process of engaging in discussions between SilverBox and BRCC, including the execution of a mutual non-disclosure agreement.
On July 9, 2021, SilverBox and Authentic Brands, the indirect parent of BRCC, executed a mutual non-disclosure agreement and thereafter, BRCC began providing to SilverBox certain confidential information regarding BRCC and its business.
From July 9, 2021 through July 26 2021, members of SilverBox’s management team and Engaged Capital reviewed due diligence materials, including audited financial statements and certain financial projections, and began preparing valuation analyses of BRCC. During this time, members of SilverBox’s management team continued to discuss with representatives of William Blair and BDT the process to explore a potential business combination between SilverBox and BRCC, including the prospect of SilverBox and BRCC entering into an exclusivity arrangement.

On July 25, 2021, representatives of SilverBox’s management team updated representatives of William Blair and BDT regarding SilverBox’s process, including outlining the key terms of a business combination proposal.
On July 26, 2021, SilverBox submitted a preliminary non-binding letter of intent outlining the terms of a potential business combination between SilverBox and BRCC. This non-binding letter of intent provided that it was subject to further due diligence and indicated an initial enterprise value for BRCC of $2.08 billion to $2.18 . This initial enterprise valuation reflected SilverBox’s management’s initial evaluation of BRCC’s business based on the due diligence information that had been provided at that time. The preliminary non-binding letter of intent also contemplated a PIPE investment (including backstop commitments) of up to $345 million, and contemplated a potential donation of 250,000 founder shares by SilverBox’s Founders to establish the BRCC Fund.
On July 27, 2021, representatives of SilverBox and BRCC management teams and representatives of BRCC’s management team met via teleconference to discuss the terms of SilverBox’s proposal.
On July 28, 2021, SilverBox’s board of directors held a meeting via videoconference at which members of SilverBox’s management team provided SilverBox’s board of directors with updates on the potential opportunity with BRCC as well as an update on an alternative acquisition opportunity (“Company B”). SilverBox’s board of directors and the management team discussed the merits and risks of a transaction with BRCC compared to a transaction with Company B, the status of due diligence and analyses conducted on both opportunities and, at the end of the meeting, determined that SilverBox should continue discussions with both BRCC and Company B regarding a potential business combination.
The next day, representatives of SilverBox’s management had a call with representatives of William Blair and BDT to discuss SilverBox’s initial proposal, which contemplated that the parties would agree to a conditional exclusivity period, during which SilverBox would continue discussions with BRCC’s management team and due diligence on BRCC’s business and contact a limited number of potential investors to obtain commitments to participate in PIPE financing (including backstop commitments) for the potential transaction, with the goal of obtaining commitments for $172.5 million of the proposed $345 million in equity commitments before BRCC would proceed to period of full exclusivity.
On July 31, 2021, members of SilverBox’s management team met via teleconference with SilverBox’s Board to provide an update on the potential transaction with BRCC (including the proposed conditional exclusivity construct) and the potential transaction with Company B. At the end of the discussion, SilverBox’s Board determined that SilverBox should enter into the proposed conditional exclusivity arrangement with BRCC and continue discussions with BRCC. SilverBox’s Board concluded not to pursue a transaction with Company B because such transaction involved greater execution risk due to, among other factors, Company B’s need for a more significant amount of cash at closing (which would require a larger PIPE financing), significantly less equity rollover by Company B’s stockholders, and Company B’s desire to continue to hold discussions with potential strategic acquirers during the pendency of discussions with SilverBox. That same day, SilverBox provided a conditional exclusivity agreement to representatives of BRCC. Following discussions among representatives of SilverBox and a representative of BDT, SilverBox and BRCC entered into conditional exclusivity for the next four weeks.
Commencing on August 1, 2021, BRCC provided access to a virtual data room containing information regarding BRCC to SilverBox and its advisors, and SilverBox’s legal counsel, Paul Hastings LLP (“Paul Hastings”), began a legal due diligence review of the materials included in the virtual data room. During this time, representatives of SilverBox and BRCC were in frequent contact regarding diligence requests and periodically met in person as part of SilverBox’s diligence process. SilverBox also engaged third-party advisors in connection with its due diligence review of BRCC, including a globally recognized operational and due diligence consulting firm (“consulting firm”) with respect to operational due diligence, Grant Thornton with respect to accounting, tax and public company readiness due diligence, and Lockton Companies Inc. with respect to insurance diligence . During this period, SilverBox also discussed the potential transaction with representatives of Citigroup Global Markets Inc. (“Citigroup”) and Deutsche Bank Securities Inc. (“Deutsche Bank”), the underwriters in its IPO and capital markets advisors to SilverBox, including discussions regarding potential market receptivity and other capital markets considerations.

On August 4, 2021, members of SilverBox’s management team and representatives of Engaged Capital met via videoconference for a management meeting with Tom Davin, Chief Executive Officer of BRCC, and Greg Iverson, Chief Financial Officer of BRCC and were joined by certain members of SilverBox’s Advisory Group and representatives of Deutsche Bank to discuss BRCC’s history, competitive position, growth prospects and financial outlook.
On August 5, 2021, members of SilverBox’s management team met with representatives of William Blair and BDT to discuss BRCC’s financial forecast.
On August 10, 2021, members of SilverBox’s management team, representatives of Engaged Capital and representatives of certain of SilverBox’s advisors met members of BRCC’s management team at BRCC’s offices in Salt Lake City, Utah for SilverBox to conduct further business and operational diligence and continue discussing the terms of a potential transaction. Representatives of SilverBox’s management team also conducted site visits at certain of BRCC’s retail partners.
On August 12, 2021, members of SilverBox’s management team and representatives of Paul Hastings met via videoconference to discuss legal due diligence and material provided by BRCC in the virtual data room.
On August 13, 2021, following ongoing discussions among representatives of SilverBox and BRCC, BRCC sent a revised preliminary non-binding letter of intent to SilverBox. This non-binding letter of intent proposed that its equity would be valued on the basis of an enterprise value for BRCC in the range of $1.96 billion to $2.06 billion on a debt-free, cash-free basis, and such equity value would not be subject to any adjustments for variances in cash, debt, debt-like items, transaction expenses or working capital. This letter of intent also contemplated that up to $220 million of cash would be paid to existing investors of BRCC, a $200 million PIPE financing, a full backstop of $345 million in SilverBox’s trust account and a closing condition that the combined company have at least $545 million in cash. This term sheet also contemplated that the Sponsor would obtain waivers from SilverBox stockholders to not exercise their redemption rights with respect to the proposed transaction, that the resulting combined company would have a governance structure providing Evan Hafer with super voting common stock sufficient to allow him to maintain voting control of the combined company, and SilverBox’s Board would not have a right to change its recommendation of the proposed transaction.
On August 17, 2021, SilverBox delivered a revised letter of intent to BRCC proposing that, among other things, (i) the transaction consideration payable to BRCC equityholders in the proposed transaction would be subject to adjustments for cash, debt, excess transaction expenses and variances in working capital, (ii) SilverBox would deliver commitments to backstop only $245 million of funds in SilverBox’s Trust Account, (iii) the Sponsor will not be required to deliver waivers of SilverBox’s stockholders’ right to seek redemption of their shares, (iv) SilverBox’s board of directors would retain the right to change its recommendation with respect to the proposed transaction if necessary to satisfy its fiduciary duties, (v) there would not be a super voting common stock governance construct, and (vi) the minimum cash required at closing would be $445 million.
That same day, members of SilverBox’s management team, representatives of Engaged Capital and representatives of AlixPartners met members of BRCC’s management team at BRCC’s offices in San Antonio, Texas, at which time SilverBox continued to perform due diligence and conducted a site visit at BRCC Outpost location at Bitters Road.
On August 17-18, 2021, members of SilverBox’s management team and advisors and representatives of Engaged Capital met members of BRCC’s management team at BRCC’s offices and roasting facility in Manchester, Tennessee to continue business and operational due diligence. SilverBox management and Engaged Capital representatives also conducted site visits to a BRCC Outpost location and a BRCC logistics partner’s facility.
Over the following week, representatives of BRCC and SilverBox negotiated the terms of SilverBox’s business combination proposal and discussed a potential extension of the conditional exclusivity period and, on August 24, 2021, SilverBox and BRCC agreed to extend the conditional exclusivity period to September 4, 2021.

Beginning in mid-August 2021 and continuing until early September 2021, representatives of SilverBox’s management team contacted a limited number of potential investors, each of whom agreed to maintain the confidentiality of the information received and not to trade in SilverBox securities or to discuss the existence of SilverBox’s discussions with BRCC, the proposed business combination, the PIPE investment or the structure of the backstop commitment, in order to determine such investors’ potential interest in participating in a PIPE investment as well as providing a backstop commitment.
On August 31, 2021, SilverBox’s Board met via videoconference with members of SilverBox’s management team. At the meeting, SilverBox’s management provided SilverBox’s Board with updates on the potential transaction with BRCC, including the extension of conditional exclusivity, the status of SilverBox’s diligence process, and discussions with prospective PIPE investors.
On September 1, 2021, BRCC provided SilverBox with a revised preliminary non-binding letter of intent that contained substantially the same economic terms as provided in SilverBox’s last proposal, but introduced, among other things, the concepts that the parent combined company would be organized as a Delaware public benefit corporation, such combined company would have a board of directors comprised of up to nine members with specific director designation rights and a requirement that such board be comprised of a majority of veterans and/or active service members, and that supermajority approval of such board would be required for the combined company to take specific actions.
On September 1, 2021, Mr. Reece met with Mr. Hafer and Mr. Davin in Salt Lake City, Utah to discuss general business due diligence, with a focus on supply chain and retail strategy. The next day, Mr. Reece met with Mr. Davin and Mr. Iverson in Hailey, Idaho to continue discussions from the previous day, as well as discuss BRCC’s financial model and transaction timing.
On September 4, 2021, SilverBox management communicated to representatives of BRCC that SilverBox had obtained PIPE and backstop commitment letters for an aggregate of $60 million of financing from institutional investors and high net worth investors, including a $20 million commitment from certain co-investors of Engaged Capital, and Engaged Capital had reaffirmed its $100 million forward purchase commitment. On the same day, BRCC also sent SilverBox a further revised version of its previous preliminary on-binding letter of intent.
Between September 4, 2021 and September 15, 2021 SilverBox obtained PIPE and backstop commitment letters and commitments for an additional $110 million from institutional investors and high net worth investors, for an aggregate amount of $210 million, including the $100 million forward purchase commitment from Engaged Capital, all of which was communicated by SilverBox to BRCC.
Following ongoing discussions among representatives of BRCC and SilverBox concerning the proposed transaction terms, on September 9, 2021, BRCC delivered a further revised preliminary non-binding letter of intent to SilverBox. This letter of intent changed the construct for calculating the enterprise value upon which the transaction consideration payable to BRCC equityholders would be calculated to be based on a specified multiple of BRCC’s estimate revenue for 2022 (which would result in total consideration to BRCC’s equityholders in the range of $1.834 billion to a blank dollar number), lowered the equity backstop of the funds in SilverBox’s Trust Account to $100 million, lowered the minimum cash amount required at closing to $300 million, and introduced the concept that a portion of the SilverBox shares and warrants owned by the Founder would be forfeited at closing if the cash available to the combined company at closing (before transaction expenses and intended uses of cash) is less than $445 million and an additional portion of such shares and warrants would be subject to forfeiture based on the stock price performance of the combined company. SilverBox responded the same day with proposed revisions to such letter of intent, notably fixing the total consideration payable to BRCC equityholders at $1.834 billion assuming that enterprise value is calculated at $2.080 billion, and limiting the possible forfeiture of the Sponsor’s shares and warrants in SilverBox to just the Sponsor’s shares (and not any of its warrants).
After further discussion, on September 12, 2021, BRCC submitted a further revised non-binding letter of intent providing that, among other things, the total consideration payable to BRCC equityholders would be fixed at $1.834 billion without regard to assumed enterprise value, and reinserting the concept that a portion of the Sponsor’s SilverBox warrants also would be subject to forfeiture (along with its shares).

Over the next week, representatives of BRCC and SilverBox continued to engage in discussions and exchange documents to facilitate SilverBox’s ongoing due diligence, work on an portions of this registration statement and engage in discussions on the scope of a proposed deal term providing for the parent entity of the combined company to share in tax benefits it recognizes from tax attributes of BRCC and its investors. On September 17, 2021, BRCC provided a further updated preliminary letter of intent to SilverBox proposing, among other things, slightly revised total transaction value and a reduced amount of cash payout to BRCC equityholders, eliminated the concept that a portion of the Sponsor’s SilverBox warrants would be subject to forfeiture (but with an understanding that the Sponsor would be required to give up warrants if investors in the proposed PIPE financing ultimately were to invest at a price less than $10.00 per share), and added a concept that, if the stock price for the combined company exceeds $15.00 prior to the first anniversary of closing and the Sponsor exercises its warrants, the Sponsor will donate proceeds from such exercise in excess of $18.00 per share to the BRCC Fund.
After further discussions, on September 19, 2021, BRCC and SilverBox executed the agreed upon final version of the non-binding letter of intent (the “LOI”) reflecting the discussions among the parties and their respective advisors and counsel over the prior weeks. The LOI provided, among other things: (i) a proposed enterprise value of $2,080 million, on a cash free, debt free basis, assuming a $10.00 share price for the combined company’s common stock; (ii) that the business combination would be structured as an Up-C transaction; (iii) that the parties would enter into a tax receivables agreement, pursuant to which the Continuing Unitholders would receive 85% of certain tax savings realized by the combined company; (iv) that $200 million would be raised through a PIPE private placement of common stock and the Trust Account would be backstopped by a minimum $100 million backstop commitment; (v) that the Sponsor would retain 8,375,000 Sponsor Shares, with 250,000 Sponsor Shares to be donated to the BRCC Fund and up to an additional 100,000 Sponsor Shares to be donated by the Sponsor to the BRCC Fund depending on donations made by certain existing BRCC equityholders, and up to 25% of the Sponsor Shares would be subject to forfeiture based on the combined company’s stock price performance if available cash at the Closing is less than $445 million; (vi) that the combined company would be organized as a Delaware public benefit corporation, have a classified board comprised on persons designated pursuant to a voting agreement among key BRCC equityholders and Engaged Capital, and require supermajority board approval for specified actions; and (vii) that the obligations of BRCC to consummate the Business Combination would be subject to a minimum cash condition of $300 million. The LOI also provided for a 45-day mutual exclusivity period, subject to extension.
The next day, the parties, together with representatives of BDT, discussed via teleconference the contemplated transaction timing and process, including contacting existing holders of BRCC’s preferred equity to determine their interest in participating in the financing for the transaction.
On September 21, 2021, representatives of SilverBox and BRCC discussed via teleconference the PIPE and backstop financing. Based on commitments received to date and indications from initial conversations with BRCC’s preferred equity investors, the parties determined that it was highly likely that the total demand for the PIPE and backstop financing would be in excess of the target $300 million of total commitments (including the $100 million commitment from Engaged Capital). Notwithstanding the foregoing, the parties also agreed to reach out to a limited number of additional potential investors. Beginning in late September 2021 and continuing until mid-October 2021, representatives of SilverBox’s management team contacted a limited number of additional potential investors, each of whom agreed to maintain the confidentiality of the information received and not to trade in SilverBox securities or to discuss the existence of SilverBox’s discussions with BRCC, the proposed business combination, the PIPE investment, and the structure of the backstop commitment, in order to determine such investors’ potential interest in participating in a PIPE investment as well as providing a backstop commitment.
On September 22, 2021, SilverBox’s Board met via videoconference with members of SilverBox’s management team. At the meeting, SilverBox’s management updated SilverBox’s Board on the potential transaction with BRCC, including the terms of the LOI, including the period of exclusivity and certain economic terms, the status of the diligence process and the PIPE and backstop financing, and the overall anticipated transaction timing.

Beginning on September 23, 2021, representatives of BRCC and SilverBox met regularly via videoconference to discuss progress of the proposed transaction, including status of remaining due diligence items, communication with potential PIPE investors, drafts of definitive documentation and drafts of this registration statement (and sections thereof), as well as collaborate on other work streams including preparing the investor presentation, coordinating public relations and investor relations matters. During this time, SilverBox continued its due diligence, meeting with its advisors and meeting frequently with representatives of BRCC’s management team.
On October 5, 2021, BRCC’s counsel, Kirkland & Ellis LLP (“Kirkland”), delivered an initial draft of the Business Combination Agreement to SilverBox and Paul Hastings.
On October 8, 2021, Paul Hastings provided Kirkland with an initial draft of the PIPE Subscription Agreement, and comments were subsequently provided by Kirkland on October 15, 2021.
On October 12, 2021, Paul Hastings circulated to Kirkland proposed revisions to the Business Combination Agreement. Such revisions, among other things, expanded the scope of representations and warranties to be made by BRCC, provided that the transaction consideration payable to BRCC equityholders would be adjusted for excess unpaid BRCC transaction expenses and variances in working capital, limited the scope of actions BRCC could take between signing and closing, added fraud exceptions to limitations on liabilities and representations, reinserted a right of the SilverBox Board to change its recommendation with respect to the proposed transaction, clarified BRCC’s obligations to deliver updated PCAOB-compliant financial statements.
On October 14, 2021, Kirkland provided Paul Hastings with an initial draft of the Sponsor Letter Agreement. On the same day, Messrs. Reece and Welling met with Tom Davin in Salt Lake City, Utah to discuss the valuation contemplated in the LOI and propose a reduction in such valuation. The next day, Messrs. Reece and Welling met with Evan Hafer and Tom Davin to continue discussions on the same topic. SilverBox proposed that the valuation be lowered primarily to ensure positive reception from the equity capital markets upon announcement of the proposed transaction, which SilverBox believed would be beneficial for all parties, noting that market conditions, especially for “de-SPAC” transactions have been volatile, and after giving consideration to all of the analysis and due diligence performed by SilverBox and its advisors.
From October 15, 2021 through October 20, 2021, representatives of BRCC, William Blair and representatives of SilverBox’s management team continued discussions regarding SilverBox’s proposal to reduce BRCC’s valuation, as well as other transaction terms. On October 20, 2021, the parties agreed to revise certain terms of the LOI, including lowering the proposed enterprise value from approximately $2.1 billion to approximately $1.7 billion, issuing an additional 20 million shares to existing BRCC equityholders (representing $200 million of incremental value at the share price at which shares would be issued in the proposed transaction) as “earnout” consideration subject to achievement of certain combined company stock price targets, subjecting approximately 1.2 million shares held by the Sponsor to forfeiture if the same price targets are not achieved, and subjecting another approximately 1.2 million shares held by the Sponsor to forfeiture immediately upon consummation of the proposed transaction. In addition, the Sponsor agreed to an incremental donation of 82,750 shares to the BRCC Fund upon consummation of the proposed transaction.
On October 18, 2021, Paul Hastings provided Kirkland with initial drafts of the form of Transaction Support Agreement as well as the form of Amended and Restated Certificate of Incorporation of SilverBox. On October 20, 2021, Kirkland provided Paul Hastings a revised draft of the Business Combination Agreement, which, among other things, narrowed the scope of representations and warranties to be made by BRCC, provided that the transaction consideration payable to BRCC equityholders would be based on a fixed equity value not subject to adjustments for cash, debt, excess transaction expenses or variances in working capital, expanded the scope of actions BRCC could take between signing and closing, added fraud exceptions to limitations on liabilities and representations, deleted the right of the SilverBox Board to change its recommendation with respect to the proposed transaction, imposed additional limitations on the actions SilverBox could take between signing and closing, limited BRCC’s obligations to deliver updated PCAOB-compliant financial statements, and indicated that BRCC wanted to revisit the outside date for either party to terminate the Business Combination Agreement.

From October 20, 2021 through October 31, 2021, representatives of BRCC, William Blair, BDT and SilverBox met regularly to discuss open items for negotiations, including provisions in the Business Combination Agreement and other ancillary agreements.
On October 22, 2021, SilverBox’s board of directors met via videoconference and were joined by members of SilverBox’s management team as well as a representative of Paul Hastings. During the meeting, SilverBox’s management provided the Board with an update on the transaction, in particular the changes to the transaction terms from the executed LOI, changes to BRCC’s financial forecasts and the status of diligence and transaction documentation.
On October 22, 2021 and October 26, 2021, representatives of BRCC and its advisors including William Blair and BDT, met via videoconference with representatives of SilverBox and its advisors, including Citigroup and Deutsche Bank, to potential investor meetings following announcement of the proposed transaction.
On October 22, 2021, Tom Davin met with representatives from Citigroup to discuss the proposed transaction and as part of Citigroup’s due diligence process as SilverBox’s lead underwriter.
On October 22, 2021, representatives of Kirkland and Paul Hastings discussed the revised draft of the Business Combination Agreement. That same day, Kirkland provided Paul Hastings with an initial draft of the Tax Receivable Agreement, Paul Hastings circulated to Kirkland revised drafts of the Business Combination Agreement and the Sponsor Letter Agreement, and representatives of SilverBox circulated a draft of the Subscription Agreement and an updated investor presentation to PIPE/backstop investors.
Between October 23, 2021 and continuing until November 1, 2021, representatives of Kirkland and Paul Hastings continued to exchange drafts and meet frequently via teleconference calls to negotiate the final terms of the principal agreements for the proposed transaction, including the Business Combination Agreement, the Sponsor Letter Agreement, the Tax Receivables Agreement, the Transaction Support Agreement, a Third Amended and Restated Limited Liability Agreement of Authentic Brands (the “LLC Agreement”), and an Investor Rights Agreement (the “Investor Rights Agreement”), as well as other ancillary documents. Representatives of such firms also continued work on this registration statement and the PIPE financing. Among the issues in the principal agreements for the transaction that were addressed during this period included whether the value of consideration payable to BRCC equityholders would be subject to adjustment for variances in cash or debt, the scope of BRCC’s representations and warranties and interim operating covenants, whether SilverBox’s Board would have the right to change its recommendation with respect to the proposed transaction and the outside date after which either party could terminate the Business Combination Agreement.
On October 26, 2021, members of SilverBox’s management team and representatives of Paul Hastings met via videoconference to discuss Paul Hastings’ legal due diligence conclusions after it completed its review of materials provided in the virtual data room and discussions with Kirkland and representatives of BRCC.
On the morning of November 1, 2021, BRCC’s Board of Directors met via videoconference, at which all of members of BRCC’s Board of Directors participated and were joined by members of the BRCC management team and representatives of William Blair, BDT and Kirkland, to formally consider the proposed transaction. At this meeting, attendees provided an overview of the Business Combination Agreement and the ancillary documents and discussed the deal timeline commencing with the execution of the definitive documentation. That same day, Kirkland and Paul Hastings exchanged drafts of the Business Combination Agreement, Investor Rights Agreement, LLC Agreement, Sponsor Letter Tax Receivables Agreement and Transaction Support Agreement. On the evening of November 1, 2021, BRCC’s Board of Directors reconvened to discuss the latest status of the negotiation of the definitive documentation and ultimately approved the proposed transaction.
On November 1, 2021, SilverBox’s board of directors met via videoconference, at which all of SilverBox’s directors participated and were joined by members of SilverBox’s management team and representatives of Paul Hastings, to formally consider the proposed transaction. At this meeting, Mr. Reece provided an overview of the status of SilverBox’s negotiations with BRCC regarding the proposed transaction. Representatives of Paul Hastings advised the members of the Board of their fiduciary duties in connection with evaluating and approving the proposed transaction, summarized the material terms of the Business Combination Agreement and ancillary agreements, and provided an overview of the post-signing communications and securities law process. The Board also heard from a representative of a public relations firm retained by SilverBox about the anticipated communications strategy and timeline for the transaction. After discussion among Board members and management, the Board unanimously approved a motion to approve the Business Combination Agreement and ancillary agreements and the proposed transaction.
Legal counsel to the parties and management of BRCC and SilverBox worked to finalize the Business Combination Agreement and ancillary agreements, which the parties executed on November 2, 2021. Prior to market open on November 2, 2021, BRCC and SilverBox jointly issued a press release announcing the signing of the Business Combination Agreement, and SilverBox filed a Current Report on Form 8-K announcing the execution of the Business Combination Agreement and discussing the key terms of the proposed transaction.
Subsequent to signing the Business Combination Agreement, representatives of BRCC and SilverBox and their advisors have worked together to prepare this proxy statement/prospectus and the Registration Statement. On December 20, 2021, representatives of BRCC conveyed to representatives of SilverBox BRCC’s desire to amend the Business Combination Agreement to address ambiguity in BRCC’s existing Limited Liability Company Agreement concerning whether the transactions contemplated by the Business Combination Agreement would result in holders of preferred units of BRCC being entitled to payment of a make-whole premium, how and when such premium would be calculated and the impact of such payment on calculations of other amounts payable in the Business Combination. BRCC’s representatives reported that BRCC had been engaged in discussions with the holders of such preferred units, and that BRCC and such holders had agreed, subject to amending the Business Combination Agreement, that (i) a make-whole premium, if any, would be paid to such holders if the equity value of Pubco implied by the trading value of Pubco Class A Common Stock for the 30 days ending on the effective date of a registration statement covering the resale of shares of Pubco Class A Common Stock issuable in respect of Company Common Units held by such holders is below $1.25 billion (which is the same threshold for such make-whole premium in BRCC’s existing limited liability company agreement), and (ii) the amount of the potential make-whole premium (approximately $10.5 million) would be set aside by BRCC at consummation of the Business Combination, and BRCC either would pay such make-whole premium, if any, in cash when due to the former preferred holders or issue to the former BRCC common unit holders additional Company Common Units at $10.00 per unit and shares of Pubco Class B Common Stock (and similarly issue additional shares of Pubco Class A Common Stock to the former shareholders of the Blocker in respect of its share of Company Common Units) with an aggregate value equal to the amount set aside. On December 29, Kirkland delivered to Paul Hastings a proposed amendment to the Business Combination Agreement to effectuate such concepts, but making clear that the amount of the potential make-whole premium would be deducted in calculating the net equity value of BRCC upon which its continuing equity stake is calculated in the Business Combination and deducted when calculating the cash initially available to redeem Company Common Units (such that the manner of setting aside the potential make-whole premium and later paying it or issuing additional Company Common Units and shares of Pubco Class B Common Stock (and issuing additional shares of Pubco Class A Common Stock to the former shareholders of Blocker) has no adverse effect on non-BRCC equityholders). In exchanging revised drafts of such amendment, the parties also clarified that the holders of BRCC preferred units were not intended to become parties to the Investor Rights Agreement and that the definition of Continuing Company Units in the Business Combination Agreement also incorrectly omitted a deduction for the cash portion of the Blocker Merger Consideration paid in respect of the existing Company Common Units owned by Blocker. The amendment to the Business Combination Agreement also clarified that the cash portion of the Blocker Merger Consideration paid with respect to Blocker’s preferred units of Authentic Brands will be taken into account in determining the amount of cash initially available to redeem Company Common Units and in calculating the net equity value of BRCC upon which its continuing equity stake is calculated. On January 3, 2022, SilverBox’s board of directors approved the final form of the amendment, which the parties executed on January 4, 2022.
SilverBox’s Board of Directors’ Reasons for the Approval of the Business Combination
On November 2, 2021, SilverBox’s board of directors (i) approved the Business Combination Agreement and the transactions contemplated thereby, (ii) determined that the Business Combination is fair to, advisable, and in the best interests of SilverBox and its stockholders, and (iii) recommended that the stockholders of SilverBox approve the Business Combination Agreement and the Stockholder Proposals.
SilverBox’s board of directors considered a variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, SilverBox’s board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of SilverBox’s board of directors may have given different weight to different factors. Certain information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
Before reaching its decision, SilverBox’s board of directors considered the results of the due diligence conducted by its management and advisors, which included:
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extensive meetings and calls with BRCC’s management team regarding, among other things, brand, customer base, operations, financials, plans and forecasts;

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extensive meetings and calls with BRCC’s advisors including William Blair and BDT;

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numerous visits to BRCC’s headquarters in Salt Lake City, Utah, as well as other site visits, including BRCC’s locations in San Antonio, Texas and Manchester, Tennessee;

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site visits to certain of BRCC’s retail partner locations;

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industry and market research, including certain interviews with industry experts and executives;

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review of material contracts and other documentation including but not limited to those relating to regulatory compliance, HR and other legal matters, including review of such documents by Paul Hastings;

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operational due diligence conducted by a globally recognized operational and due diligence consulting firm, including review of key channels, manufacturing, supply chain, IT and corporate services;

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financial, tax and public company readiness due diligence conducted by Grant Thornton;

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insurance and benefits due diligence conducted by Lockton;

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review of BRCC’s audited and unaudited financial statements and internal reports;

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review of financial projections provided by BRCC management;

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consultation with SilverBox’s management, Advisory Group and its legal counsel;

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financial and valuation analyses of BRCC and the Business Combination, including in-depth consultation with SilverBox’s capital markets advisors; for more information regarding the financial and valuation analyses performed by SilverBox, see “— Financial and Valuation Analyses” below;

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review of media and social media coverage of BRCC; and

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review of Company-published online, print and social media content.

In the prospectus for SilverBox’s IPO, SilverBox identified the following general criteria to screen for and evaluate target businesses although we indicated we may pursue opportunities outside of this scope.
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Small/Mid-cap Business:   We intend to seek to acquire one or more businesses with an aggregate enterprise value in excess of $1 billion, determined in the sole discretion of our management team according to reasonably acceptable valuation standards and methodologies, although a target entity with a smaller or larger enterprise value may be considered. Although we have no commitment as of the date of this offering, we expect to issue a substantial number of additional shares of Class A common stock or shares of preferred stock, or a combination thereof, to complete a business combination. We believe the small- and mid-cap segment provides the greatest number of opportunities to invest in an attractive target.

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Public Company Ready:   We will seek to acquire a company that is well-positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value. While we believe our public company experience will be a significant asset as a transaction partner to private companies, we intend to avoid companies that have significant deficiencies in financial reporting or general public company readiness.
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Generates Stable Free Cash-Flow and/or Annual Recurring Revenue:   We will seek to acquire a business that has historically generated, or has the near-term potential to generate, strong and sustainable free cash flow. We also believe that certain business models such as SaaS businesses, financial technology or enterprise software businesses have sustainable annual recurring revenue and are platforms that can be used to create attractively valued public companies.

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Would Benefit Distinctly from our Capabilities:   We will seek to acquire a business where we can tangibly improve the operations and create long-term value for our stockholders. In particular, we believe our experience in operating and changing public companies and/or serving on public company boards would be a value-add to the management teams and boards of potential target companies. We anticipate that at least one member of our Advisory Group will serve as a director or a member of the senior leadership team post-closing of the initial business combination.

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Is Sourced Through our Proprietary Channels:   We believe the strength of our network will allow us to source differentiated targets, and even in competitive situations, we believe we would be able to leverage our proprietary relationships and/or insights into potential targets that will create competitive advantages for us.

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Has a Dedicated and Proven Management Team:   We will seek to acquire a business with a professional management team whose interests are aligned with those of our investors. Where necessary, we may also look to complement and enhance the capabilities of the target business’ management team by recruiting additional talent through our network of contacts.

These criteria were not intended to be exhaustive. We stated in the IPO prospectus that any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as on other considerations, factors and criteria that our management may deem relevant. In the event that we decided to enter into a business combination with a target business that does not meet the above criteria and guidelines, we indicated that we would disclose that the target business does not meet the above criteria in our stockholder communications related to our initial business combination.
In considering the Business Combination, SilverBox’s board of directors concluded that it met all of the above criteria. In particular, the board considered the following positive factors, although not weighted or in any order of significance:
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Authentic and Passionate Focus on Company Mission.   Authenticity of BRCC’s mission of supporting and employing veterans drives customer loyalty and employee retention. The company’s experienced management team has a meaningful focus on the company’s mission. The proposed transaction will expand the BRCC Fund with BRCC and the Sponsor donating over 530,000 shares to support veteran causes.

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Mission-Driven Lifestyle Brand with Loyal Customer Base.   BRCC is an attractive consumer brand with national recognition and industry-leading retention. It has a growing, loyal customer base with broad geographic and demographic appeal. It has a large and differentiated social media following that drives consistent engagement. BRCC benefits from a NPS of 78, which BRCC management believes is on par with best-in-class lifestyle brands.

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Large and Growing Addressable Market.   BRCC competes in an attractive, routine-based category with a focus on delivering high quality coffee. BRCC management estimates the size of the US coffee market at $45 billion, with an estimated $28 billion serviceable addressable market. BRCC has demonstrated a track record of successfully extending its brand, including establishing its ready-to-drink product and its Outpost locations. We believe an opportunity exists to expand its brand into markets beyond coffee and merchandise, although BRCC does not generate such revenues today.

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Attractive Omnichannel Model with Recurring Revenue Base and Multiple Venues for Growth.   BRCC serves its customers through multiple channels. Its direct-to-consumer business generates subscription-based revenues, with a growing customer base and low churn. Its wholesale channel is growing, with an expanding roster of retail partners. BRCC has developed a canned RTD product into a top 4 brand within 18 months after its launch, with substantial potential for market share growth. Its outpost channel is characterized by attractive unit economics, with significant opportunities for new stores.
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Highly Scalable Platform Primed to Deliver Profitable Growth.   BRCC generated revenues of $164 million in 2019, which grew 100% from 2018 to 2019, with gross margins of 43%. BRCC management believes there is significant opportunity for not only continued growth, but the margin improvement for profitable growth.

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Public Company Positioning and Readiness.   SilverBox’s board of directors believes BRCC is well-positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

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Experienced and Capable Management Team.   Following completion of the Business Combination, BRCC will continue to be led by the proven senior management team as prior to the Business Combination.

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SilverBox’s Value Add.   SilverBox’s board of directors believes SilverBox would be a value-added partner to BRCC given the experience of SilverBox’s management team, board and Advisory Group members in operating public companies and/or serving on public company boards. Glenn Welling will serve on the PubCo Board. Mr. Welling has significant experience in serving on public company boards and a track record of supporting growth of public companies, such as Medifast, Rent-a-Center and SunOpta.

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Engaged Capital’s Forward Purchase Agreement and Co-Investment.   Investment funds and accounts managed by Engaged Capital are investing $100 million in PubCo through the Forward Purchase Agreement. In addition, certain members of the Sponsor (representing approximately $7.0 million, or 7%, of the aggregate $100 million PIPE Investment) and certain of Engaged Capital’s limited partners and co-investors (representing approximately $17.0 million, or 17%, of the aggregate $100 million PIPE Investment) are committing additional capital through the PIPE Investment in support of the proposed Business Combination.

•
Fully Financed Transaction.   SilverBox’s board of directors considered that the agreement of the investors in the PIPE Investment and the Backstop Investment, along with the Forward Purchase Investment, to invest an aggregate of up to $300.0 million in PubCo would meet the minimum cash condition under the Business Combination Agreement, and also was a validation of BRCC’s valuation and future prospects.

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Attractive Valuation.   SilverBox’s board of directors’ determination that if BRCC is able to meet its financial forecasts, then SilverBox’s stockholders will have acquired their shares in PubCo at an attractive valuation, which would increase stockholder value.

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Other Alternatives.   SilverBox’s board of directors’ belief, after a thorough review of other business combination opportunities reasonably available to SilverBox, that the Business Combination represents an attractive potential business combination for SilverBox.

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Terms and Conditions of the Business Combination Agreement.   The terms and conditions of the Business Combination Agreement and the Business Combination were the product of arm’s-length negotiations between the parties.

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Continued Ownership by Holders of BRCC Capital Stock.   SilverBox’s board of directors considered that BRCC’s existing equityholders would continue to be significant stockholders of PubCo after closing of the Business Combination.

In the course of its deliberations, in addition to the various other risks associated with the business of BRCC, as described in the section titled “Risk Factors” appearing elsewhere in this proxy statement/prospectus, SilverBox’s board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the Business Combination, including the following:
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Macroeconomic Risks Generally.   Macroeconomic uncertainty, particularly the potential impact of the COVID-19 pandemic and future COVID-19 developments, and the effects they could have on BRCC’s revenues and financial performance.

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Business Plan and Projections May Not be Achieved.   The risk that BRCC may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of SilverBox and SilverBox’s board of directors. BRCC has experienced rapid growth and increased demand for its products, and BRCC may not be able to properly manage such growth and to meet such demand.

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BRCC Brand and Reputation.   BRCC’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays BRCC negatively could adversely impact operating results.

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No Fairness Opinion.   The risk that SilverBox did not obtain an opinion from any independent investment banking or accounting firm that the price SilverBox is paying to acquire BRCC is fair to SilverBox or its stockholders from a financial point of view.

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Valuation.   The risk that SilverBox’s board of directors may not have properly valued BRCC’s business.

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Liquidation.   The risks and costs to SilverBox if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in SilverBox being unable to effect a business combination within the completion window, which would require SilverBox to liquidate.

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Stockholder Vote and Other Actions.   The risk that SilverBox stockholders may object to and challenge the Business Combination and take action that may prevent or delay the closing, including to vote against the Transaction Proposals at the special meeting or redeem their Public Shares.

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Closing Conditions.   The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within SilverBox’s control.

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No Survival of Remedies for Breach of Representations, Warranties or Covenants of BRCC.   The terms of the Business Combination Agreement provide that SilverBox will not have any surviving remedies against BRCC or its equityholders after the Closing to recover for losses as a result of any inaccuracies or breaches of BRCC’s representations, warranties or covenants set forth in the Business Combination Agreement. As a result, SilverBox stockholders could be adversely affected by, among other things, a decrease in the financial performance or worsening of financial condition of BRCC prior to the Closing, whether determined before or after the Closing, without any ability to reduce the number of shares to be issued in the Business Combination or recover for the amount of any damages. SilverBox’s board of directors determined that this structure was appropriate and customary in light of the fact that several similar transactions include similar terms and the current equityholders of BRCC will be, collectively, the majority equityholders in the combined company.

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Fees and Expenses.   The fees and expenses associated with completing the Business Combination.

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Exclusivity/Non-Solicit.   The Business Combination Agreement includes a non-solicit provision prohibiting SilverBox from initiating, discussing, or making certain proposals which could lead to an alternative business combination.

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SilverBox’s Stockholders Holding a Minority Position in the Combined Company.   The fact that existing SilverBox stockholders will hold a minority position in PubCo following completion of the Business Combination and that certain existing BRCC equityholders will have additional governance rights.

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Litigation.   The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

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Redemptions.   The risk that holders of Public Shares would exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account.

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Listing.   The potential inability to maintain the listing of PubCo’s securities on the NYSE following the Closing.

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Distraction to Operations.   The risk that the potential diversion of BRCC’s management and employee attention as a result of the Business Combination may adversely affect BRCC’s operations.

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Readiness to be a Public Company.   As BRCC has not previously been a public company, BRCC may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that BRCC will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

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Risk Factors.   SilverBox’s board of directors considered risks of the type and nature described under the section entitled “Risk Factors.”

In addition to considering the factors described above, SilverBox’s board of directors also considered that certain of the officers and directors of SilverBox may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of SilverBox’s stockholders, including the matters described under the sections entitled “Risk Factors” above and “Proposal No. 1 — The Business Combination Proposal — Interests of SilverBox’s Directors and Executive Officers in the Business Combination” below. However, SilverBox’s board of directors concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in the prospectus for the IPO and would be included in this proxy statement/prospectus, (ii) these disparate interests would exist with respect to a business combination with any target company and (iii) the Business Combination was structured so that the Business Combination may be completed even if public stockholders redeem a substantial portion of the Public Shares.
Based on its review of the forgoing considerations, SilverBox’s board of directors concluded that the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that SilverBox stockholders will receive as a result of the Business Combination. SilverBox’s board of directors realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.
The preceding discussion of the information and factors considered by SilverBox’s board of directors is not intended to be exhaustive but includes the material factors considered by SilverBox’s board of directors. SilverBox’s board of directors considered this information as a whole and overall considered the information and factors to be favorable to, and in support of, its determinations and recommendations.
This explanation of SilverBox’s board of directors’ reasons for its approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Cautionary Note Regarding Forward-Looking Statements.”

Financial and Valuation Analyses
SilverBox’s management performed substantial financial and valuation analysis with respect to BRCC, including numerous discussions with BRCC management. SilverBox’s management team primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to BRCC following the business combination and this analysis was presented to SilverBox’s board of directors. The relative valuation analysis was based on selected publicly-traded companies in each of the following sectors: (1) high growth food and beverage, and (2) DTC lifestyle brands. The selected companies were chosen because they were determined by SilverBox’s management to be the most relevant to BRCC, in terms of the key products and end markets, as well as growth and gross margin characteristics. The comparable companies SilverBox management reviewed with SilverBox’s board of directors were:
High Growth Food and Beverage
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Beyond Meat, a producer of plant-based meat products;

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Celsius, a seller and distributor of fitness and lifestyle beverages;

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Dutch Bros, an operator and franchisor of coffee shops;

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Fever-Tree, a supplier of carbonated mixers for alcoholic spirits;

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Monster Beverage, a seller and distributor of energy drink beverages, including coffee products;

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Oatly Group, a producer of alternative dairy products, primarily oatmilk but including coffee products;

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Tatooed Chef, a plant-based food company that offers frozen foods; and

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Zevia, a beverage company that produces soft drinks, tea, energy drinks and mixers sweetened with stevia.

DTC Lifestyle Brands
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FIGS, a direct to consumer healthcare apparel and lifestyle brand;

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Lululemon Athletica, a designer, distributor and retailer of healthy lifestyle inspired athletic apparel and accessories;

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Peloton, a subscription based, direct to consumer interactive fitness platform;

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Warby Parker, a retailer of prescription glasses and sunglasses that sells products through its website as well as retail locations across the U.S. and Canada; and

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YETI, a designer, retailer and distributor of outdoor products such as coolers, drinkware, backpacks and bags.

These companies were selected by SilverBox as the companies with publicly available data having businesses with similar (or, in the case of margins and growth rates, similar or reasonably achievable) business models, go-to-market strategies, gross margins and growth rates. While these companies may share certain characteristics that are similar to those of BRCC, SilverBox’s board of directors recognized that no company was identical in nature to BRCC.
Using publicly available information, SilverBox’s management reviewed with SilverBox’s board of directors, among other things, the revenue year over year growth rate percentage with respect to each such selected comparable company over the period from 2021 (projected) through 2022 (projected), and 2022 (projected) through 2023 (projected), and gross margin with respect to each such selected comparable company for the periods ending 2022 (projected) and 2023 (projected). These estimates are based on publicly available consensus research analysts’ estimates and other publicly available information, all as of October 29, 2021. The percentages for the selected comparable companies are summarized in the table below:

Selected Public Company	2022E Revenue Growth	2023E Revenue Growth	2022E Gross Margin	2023E Gross Margin
High Growth Food & Beverage
Beyond Meat	47.1%	38.2%	33.6%	33.2%
Celsius	59.8%	46.4%	42.3%	41.0%
Dutch Bros	35.7%	29.0%	31.6%	30.4%
Fever-Tree	15.7%	12.1%	43.6%	44.5%
Monster Beverage	9.7%	10.7%	57.2%	57.0%
Oatly	85.1%	56.0%	36.3%	39.2%
Tattooed Chef	35.0%	39.2%	22.0%	23.3%
Zevia	29.3%	36.5%	46.0%	47.0%
Median	35.3%	37.3%	39.3%	40.1%
DTC Lifestyle Brands
FIGS	32.7%	32.0%	72.6%	73.3%
Lululemon Athletica	17.5%	14.6%	58.4%	59.1%
Peloton	30.7%	25.2%	37.8%	41.5%
Warby Parker	26.1%	24.1%	59.4%	59.2%
YETI	16.1%	15.9%	58.5%	58.3%
Median	26.1%	24.1%	58.5%	59.1%
BRCC(1)	35.4%	38.2%	41.3%	43.5%

(1)
For further information and disclaimers regarding the unaudited projected financial information underlying these metrics, see “— Certain Forecasted Financial Information for Authentic Brands.”

Based on the review of these selected comparable companies, SilverBox’s board of directors concluded that BRCC’s revenue year over year growth rate percentage over the period from 2021 (projected) through 2022 (projected), and from 2022 (projected) through 2023 (projected), and gross margin with respect to each such selected comparable company for the period ending 2022 (projected) and 2023 (projected) were attractive relative to such selected comparable companies.
Using publicly available information, SilverBox’s management also reviewed with SilverBox’s board of directors, among other things, the enterprise values as a multiple of revenues and gross profit for 2022 (projected) and 2023 (projected) with respect to each such selected comparable company. These estimates are based on publicly available consensus research analysts’ estimates and other publicly available information, all as of October 29, 2021. The percentages for the selected comparable companies are summarized in the table below:

Selected Public Company	Enterprise Value / 2022E Revenue	Enterprise Value / 2023E Revenue	Enterprise Value / 2022E Gross Profit	Enterprise Value / 2023E Gross Profit
High Growth Food & Beverage
Beyond Meat	9.2x	6.6x	27.4x	20.0x
Celsius	17.9x	12.2x	42.3x	29.8x
Dutch Bros	19.5x	15.1x	61.6x	49.6x
Fever-Tree	7.2x	6.4x	16.5x	14.4x
Monster Beverage	7.3x	6.6x	12.7x	11.5x
Oatly	5.3x	3.4x	14.6x	8.7x
Tattooed Chef	4.1x	2.9x	18.6x	12.6x
Zevia	3.9x	2.9x	8.5x	6.1x
Median	7.2x	6.5x	17.5x	13.5x
DTC Lifestyle Brands
FIGS	12.4x	9.4x	17.1x	12.9x
Lululemon Athletica	8.7x	7.6x	14.8x	12.8x
Peloton	5.0x	4.0x	13.4x	9.7x
Warby Parker	9.3x	7.5x	15.7x	12.7x
YETI	5.3x	4.6x	9.1x	7.9x
Median	8.7x	7.5x	14.8x	12.7x
BRCC(1)	5.5x	4.0x	13.3x	9.1x

(1)
BRCC valuation is based on an assumed share price of $10.00 per share at closing of the proposed transaction, and excludes the impact of warrants and earn-out shares. For further information and disclaimers regarding the unaudited projected financial information underlying these metrics, see “—Certain Forecasted Financial Information for Authentic Brands.”

Based on the review of these selected comparable companies, SilverBox’s board of directors concluded that BRCC’s enterprise value as a multiple of revenue and as a multiple of gross profit for estimated calendar year 2022 and estimated calendar year 2023 (each of which are shown in the tables above), respectively, was an attractive valuation relative to the estimated calendar year enterprise values as a multiple of revenue and as a multiple of gross profit of such selected comparable companies. SilverBox’s board of directors viewed BRCC’s enterprise value as a multiple of both revenue and gross profit as the most relevant valuation measures on which to evaluate BRCC’s value based on their belief that these multiples are the most prevalent and relevant metrics for the companies that operate in BRCC’s industry and adjacent sectors, giving consideration to the fact that BRCC’s profitability on an EBITDA basis is currently not meaningful, and therefore difficult to compare to comparable companies. The results of this analysis (as described above) supported SilverBox’s board of directors’ determination, based on a number of factors, that the terms of the merger were fair to and in the best interests of SilverBox and its stockholders.
Certain Forecasted Information for Authentic Brands
Authentic Brands provided SilverBox with internally prepared forecasts for the periods ending December 31, 2021, 2022 and 2023. The forecasts were prepared solely for internal use, capital budgeting and other management purposes. The forecasts are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by potential investors or existing stockholders. You are cautioned not to rely on the forecasts in making a decision regarding the transaction, as the forecasts may be materially different from actual results. Please also see “Cautionary Note Regarding Forward-Looking Statements.”

The forecasts reflect numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions, and various other factors, all of which are difficult to predict and many of which are beyond Authentic Brands’ control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” Furthermore, the forecasts do not take into account any circumstances or events occurring after the date on which the projections were prepared, which was on or around October 15, 2021.
Authentic Brands’ Total Revenue forecast was based on several assumptions, including, among other things, the strength and consumer appeal of Authentic Brands’ mission, brand and product offering which has helped drive revenue growth at a 67% compound annual growth rate (CAGR) from fiscal year 2019 to the forecast fiscal year 2021. Authentic Brands’ forecast also considers the large serviceable addressable market available to BRCC (estimated by management to be in excess of $28 billion) and Authentic Brands’ proven ability to (1) grow its subscriber base with targeted awareness building and marketing spend, (2) retain customers as demonstrated by its low 3-4% monthly churn rates, (3) further leverage its rapid growth in the ready-to-drink category to the #4 ranked coffee/energy brand in the convenience store category, (4) add new partners and doors in the wholesale category and (5) continue to build successful new retail store outposts.
Authentic Brands believes that the assumptions used to derive its forecasts are both reasonable and supportable. In preparing the models, Authentic Brands’ management relied on a number of factors, including the executive team’s experience and the actual historical performance of Authentic Brands.
Although the assumptions and estimates on which the forecasts for revenues and costs are based are believed by Authentic Brands’ management to be reasonable and based on the best then currently available information, the financial forecasts are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Authentic Brands’ and SilverBox’s control. There will be differences between actual and forecasted results, and actual results may be materially greater or materially less than those contained in the forecasts. The inclusion of the forecasted financial information in this proxy statement/prospectus should not be regarded as an indication that Authentic Brands, SilverBox or their respective representatives considered or consider the forecasts to be a reliable prediction of future events, and reliance should not be placed on the forecasts.
The forecasts were disclosed to SilverBox for use as a component in its overall evaluation of Authentic Brands and are included in this proxy statement/prospectus on that account, subject to standard caveats with respect to forward-looking statements. Neither Authentic Brands’ management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Authentic Brands compared to the information contained in the forecasts, and none of them intends to or undertakes any obligation to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error, except to the extent required by law. Accordingly, they should not be looked upon as “guidance” of any sort. New Authentic Brands will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.
Authentic Brands does not as a matter of course make public projections as to future sales, earnings, or other results. However, management of Authentic Brands has prepared the prospective financial information set forth below to present to SilverBox for use as a component in its overall evaluation of Authentic Brands and are included in this proxy statement/prospectus for that reason. The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information.
Neither Ernst & Young LLP, Authentic Brands’ independent auditors, nor any other independent accountant has compiled, reviewed, examined, performed any other assurance procedures, or expressed any form of assurance with respect to the prospective financial information included in this registration statement. The report of Ernst & Young LLP included in this registration statement and preliminary prospectus relates to Authentic Brands’ historical audited financial statements and does not extend to the unaudited prospective financial information and should not be read to do so.

In connection with the consideration by SilverBox’s board of directors of the proposed Business Combination Agreement, SilverBox’s management presented to SilverBox’s board of directors the forecasts for 2021 – 2023 from Authentic Brands that were then available. The key elements of the forecasts considered at that time by SilverBox’s board of directors are summarized below:
(in millions)	Forecast Fiscal Year Ending December 31,
	2021E	2022E	2023E
Total Revenue	$230.1	$311.4	$430.4
Gross Profit	91.7	128.6	187.3
Adjusted EBITDA(1)	0.6	0.6	15.1

(1)
EBITDA is a non-GAAP financial measure defined as net income (loss) before interest and other (income) expense, provision (benefit) for income taxes, depreciation and amortization expense. We define “Adjusted EBITDA” as EBITDA, adjusted for non-cash, stock-based compensation expense as well as non-recurring costs associated with capital raising activities and implementation of our enterprise systems.

A reconciliation of net income, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA is set forth below:
(in millions)	Fiscal Year Ending December 31,
	2021E	2022E	2023E
Net income (loss)	$(12.1)	$(11.6)	$1.2
Interest expense	1.9	1.1	0.9
Tax expense	0.1	0.1	0.4
Depreciation and amortization	2.3	3.8	6.7
EBITDA	$(7.9)	$(6.6)	$9.2
Stock-based compensation(1)	$4.4	$5.7	$5.9
System implementation costs(2)	0.4	—	—
Transaction expenses(3)	3.7	1.5	—
Adjusted EBITDA	$0.6	$0.6	$15.1

(1)
Represents the non-cash expense of our stock-based compensation arrangements for employees, directors, consultants and wholesale channel partner.

(2)
Represents costs associated with the implementation of our enterprise-wide resource planning (EPR) system.

(3)
Represents expenses related to the Business Combination such as legal, accounting, consulting and other fees.

Authentic Brands revenue in fiscal year (“FY”) 2023 is projected to be $430.4 million, which represents a compound annual growth rate (CAGR) of 37% from FY2021 to FY2023. This result compares to a CAGR of 67% from FY2019 to FY2021.
Key assumptions used in estimating Authentic Brands’ forecasted Total Revenue are focused around expanding consumer touchpoints across the United States including (1) building DTC subscriber base from approximately 285,000 at the end of 2021 to approximately 325,000 by the end of 2023; (2) continued maintenance of Authentic Brands’ low 3-4% monthly churn rates; (3) growing Ready-to-Drink (“RTD”) doors from approximately 40,000 at the end of 2021 to in excess of 100,000 at the end of 2023, (4) increasing wholesale doors from approximately 2,200 at the end of 2021 to in excess of 3,600 by the end of 2023, (5) increasing the number of retail outposts from 16 at the end of 2021 to 78 by the end of 2023 and (6) average outpost annual revenues of $2.5 million. To the extent that Authentic Brands achieves results lower than or in excess of these assumptions, Total Revenue could be lower than or exceed the forecast. A change in Total Revenue would also be anticipated to result in a corresponding decrease or increase to forecasted Gross Profit and Adjusted EBITDA.
Authentic Brands anticipates continued significant investment in its infrastructure and selling, general and administrative expenses during the forecast period ahead of its expected revenue growth, resulting in negative to low Adjusted EBITDA margins during the forecast. Management to date has focused more on top line growth and margins are expected to increase over time as Authentic Brands leverages its fixed overhead base with increased revenues and takes advantage of material identified operational opportunities to improve margins. Capital expenditures are projected to be $20 million in 2021, increasing to $34 million in 2022 and $54 million in 2023, driven largely by new outposts which are expected to average $1.4 million per new outpost.
Satisfaction of 80% Test
It is a requirement under the Nasdaq listing requirements that any business acquired by SilverBox have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for an initial business combination. Based on the pre-money enterprise valuation of approximately $1.6 billion for Authentic Brands compared to the approximately $345 million in the Trust Account, the SilverBox board of directors determined that this requirement was met. The board determined that the consideration being paid in the Business Combination, which amount was negotiated at arms-length, were fair to and in the best interests of SilverBox and its stockholders and appropriately reflected Authentic Brands’ value. In reaching this determination, the board concluded that it was appropriate to base such valuation in part on qualitative factors such as management strength and depth, competitive positioning, customer relationships, and technical skills, as well as quantitative factors such as its potential for future growth in revenue and profits. SilverBox’s board of directors believes that the financial skills and background of its members qualify it to conclude that the acquisition of Authentic Brands met this requirement.
Interests of SilverBox’s Directors and Officers in the Business Combination
When you consider the recommendation of SilverBox’s board of directors in favor of approval of the Business Combination, you should keep in mind that certain of SilverBox’s directors and executive officers have interests in the Business Combination that are different from, or in addition to, those of SilverBox stockholders and warrant holders generally. As more fully described below, the Sponsor, among other things, (1) will only be able to realize a return on its equity in SilverBox (which may be materially higher than those realized by public SilverBox stockholders and warrant holders) if SilverBox completes a business combination within the required period, and (2) has advanced funds to SilverBox to cover transaction expenses, for which it will only be reimbursed if SilverBox completes a business combination within the required period. Further, certain of SilverBox’s officers and directors, and their affiliates, are entitled to receive distributions of the assets of the Sponsor and therefore will benefit when SilverBox completes a business combination within the required period. More specifically, the Sponsor and SilverBox’s directors’ and executive officers’ interests include, among other things:
•
the beneficial ownership of the Sponsor of an aggregate of 7,033,750 Sponsor Shares (including 1,241,250 shares subject to vesting and after giving effect to the agreed upon forfeiture of 1,158,500 Sponsor Shares and assuming 432,750 Sponsor Shares are donated to the BRCC Fund upon the consummation of the Business Combination) and 6,266,667 Private Placement Warrants, which shares and warrants would become worthless if SilverBox does not complete a business combination within the applicable time period, as the Sponsor, SilverBox’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor did not receive any compensation in exchange for this agreement to waive its redemption rights. Each of SilverBox’s directors and officers are members of the Sponsor and as such have an indirect interest in the Sponsor Shares. SilverBox’s independent directors collectively have an indirect interest of less 2% in the Sponsor Shares. Such shares and warrants have an aggregate market value of approximately $71.5 million and $9.4 million, respectively, based on the closing price of SilverBox Class A Common Stock of $10.17 on Nasdaq and the closing of the Public Warrants of $1.50 on Nasdaq on January 3, 2022, the record date for the special meeting of stockholders;

•
the Sponsor paid an aggregate of $25,000 ($0.003 per share) for the Sponsor Shares which will have a significantly higher value at the time of the Business Combination, if it is consummated. If SilverBox does not consummate the Business Combination or another initial business combination by June 2, 2023, and SilverBox is therefore required to be liquidated, these shares would be worthless, as Sponsor Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the purchase price of $0.003 that the Sponsor paid for the Sponsor Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of PubCo after the Closing falls below the price initially paid for the Units in the IPO and the Public Stockholders experience a negative rate of return following the Closing;

•
the Sponsor paid $9,400,000 for its private warrants, which would be worthless if a business combination is not consummated by June 2, 2023;

•
the Sponsor and SilverBox’s directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to stockholders, rather than to liquidate, in which case the Sponsor and SilverBox’s directors and officers would lose their entire investment. As a result, the Sponsor as well as SilverBox’s directors or officers may have a conflict of interest in determining whether Authentic Brands is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. SilverBox’s board of directors was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to Public Stockholders that they approve the Business Combination;

•
SilverBox’s board of directors will not receive reimbursement for any out-of-pocket expenses incurred by them on SilverBox’s behalf incident to identifying, investigating and consummating the Business Combination to the extent such expenses exceed the amount required to be retained in the Trust Account, unless the Business Combination is consummated, though there have been no material out-of-pocket expenses subject to reimbursement and SilverBox does not anticipate any such expenses prior to Closing;

•
the Sponsor has entered into the Sponsor Letter Agreement pursuant to which the Sponsor has already agreed to vote its shares in favor of the Business Combination;

•
certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, who is a member of the Sponsor, are participating in the PIPE Investment, and investment funds and accounts managed by Engaged Capital have agreed to purchase the Forward Purchase Shares;

•
the continuation of Glenn Welling as a director of PubCo;

•
the Investor Rights Agreement will be entered into by the Sponsor and Engaged Capital and certain of its affiliates; and

•
the continued indemnification of the current directors and officers of SilverBox following the Business Combination and the continuation of directors’ and officers’ liability insurance following the Business Combination.

These interests may influence SilverBox’s board of directors in making their recommendation that you vote in favor of the approval of the Business Combination Proposal and the other Stockholder Proposals. SilverBox’s board of directors evaluated each of these interests and concluded that the potential benefits that it expected SilverBox and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative factors and other risks associated with the Business Combination. Accordingly, the SilverBox board of directors unanimously resolved that the Business Combination Agreement, the ancillary documents to which SilverBox is or will be a party and the transactions contemplated thereby (including the Business Combination) were advisable, fair to, and in the best interests of, SilverBox and its stockholders.
Potential Actions to Secure Requisite Stockholder Approvals
In connection with the stockholder vote to approve the Business Combination, the Sponsor and SilverBox’s board of directors, officers, advisors or their affiliates may privately negotiate transactions to purchase shares of SilverBox Class A Common Stock from stockholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. None of the Sponsor or SilverBox’s board of directors, officers, advisors or their affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such shares. Such a purchase of shares may include a contractual acknowledgement that such stockholder, although still the record holder of the shares of SilverBox Class A Common Stock is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or SilverBox’s board of directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account. The purpose of these purchases would be to increase the amount of cash available to SilverBox for use in the Business Combination.
Regulatory Approvals Required for the Business Combination
Under the HSR Act and related rules, certain transactions, including the Business Combination, may not be completed until notifications have been given and information is furnished to the Antitrust Division of the DOJ and the FTC and all statutory waiting period requirements have been satisfied. Completion of the Business Combination is subject to the expiration or earlier termination of the applicable waiting period under the HSR Act. At any time before or after the expiration of the statutory waiting periods under the HSR Act, the Antitrust Division of the DOJ and the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the Business Combination, to rescind the Business Combination or to conditionally permit completion of the Business Combination subject to regulatory conditions or other remedies. In addition, non-U.S. regulatory bodies and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Business Combination or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Business Combination on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful. SilverBox and Authentic Brands are not aware of any other regulatory approvals in the U.S. required for the consummation of the Business Combination.
Accounting Treatment of the Business Combination
We expect the Business Combination to be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under the guidance in ASC 805, SilverBox is expected to be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on existing Authentic Brands’ security holders comprising a relative majority of the voting power of PubCo, Authentic Brands’ operations prior to the acquisition comprising the only ongoing operations of PubCo, the majority of the PubCo Board being appointed by Authentic Brands’ security holders, and Authentic Brands’ senior management comprising a majority of the senior management of PubCo. Accordingly, the Business Combination is expected to be reflected as the equivalent of SilverBox issuing stock for the net assets of Authentic Brands, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of Authentic Brands.

BUSINESS COMBINATION AGREEMENT
The following is a summary of the material terms of the Business Combination Agreement. A copy of the Business Combination Agreement is attached hereto as Annex A to this proxy statement/prospectus and is incorporated by reference into this proxy statement/prospectus. The Business Combination Agreement has been attached to this proxy statement/prospectus to provide you with information regarding its terms. It is not intended to provide any other factual information about SilverBox, Authentic Brands, PubCo, Blocker or Merger Subs. The following description does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement. You should refer to the full text of the Business Combination Agreement for details of the Business Combination and the terms and conditions of the Business Combination Agreement.
This summary and copy of the Business Combination Agreement attached to this proxy statement/prospectus as Annex A are included solely to provide investors with information regarding the terms of the Business Combination Agreement. The Business Combination Agreement contains representations and warranties that the respective parties have made to one another as of specific dates. These representations and warranties have been made solely for the benefit of the other parties to the Business Combination Agreement and were intended not as statements of fact about the parties or any of their respective subsidiaries or affiliates but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties may be subject to limitations agreed upon by the contracting parties, are qualified by information in confidential disclosure schedules exchanged by the parties in connection with signing the Business Combination Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. While SilverBox, Authentic Brands and PubCo do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Business Combination Agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about SilverBox, Authentic Brands and PubCo, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between the parties and are modified by the disclosure schedules. The disclosure schedules are not publicly filed and are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for allocating risk among the parties as described above. Moreover, certain representations and warranties in the Business Combination Agreement may, may not have been or may not be, as applicable, accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Business Combination Agreement. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about SilverBox, Authentic Brands, PubCo, Merger Sub or PubCo or any other matter.
Capitalized terms in this section not otherwise defined in this proxy statement/prospectus shall have the meanings ascribed to them in the Business Combination Agreement.
On November 2, 2021, SilverBox entered into the Business Combination Agreement with Authentic Brands, Blocker, PubCo, Merger Sub 1 and Merger Sub 2, pursuant to which SilverBox agreed to combine with Authentic Brands in the Business Combination that will result in PubCo becoming a publicly-traded company on the NYSE and controlling Authentic Brands in an “Up-C” structure.
Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination will be effected in two steps: (a) SilverBox will merge with and into Merger Sub 1 in the SilverBox Merger, with Merger Sub 1 surviving as a wholly owned subsidiary of PubCo; and (b) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving as a wholly owned subsidiary of Merger Sub 1. As a result of the Business Combination, PubCo will become a new publicly-traded company on the NYSE and will become the managing member of Authentic Brands in an “Up-C” structure.

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:
(i)
the SilverBox Merger, in which SilverBox will merge with and into Merger Sub 1, with Merger Sub 1 surviving as a direct wholly owned subsidiary of PubCo and each share of SilverBox Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo Class A Common Stock, and each warrant of SilverBox outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one warrant of PubCo;

(ii)
immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker in the Blocker Merger, with Blocker surviving as a direct wholly owned subsidiary of Merger Sub 1 and an indirect wholly owned subsidiary of PubCo and each share of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, PubCo Class C Common Stock and cash; and

(iii)
PubCo will issue to the Continuing Unitholders of shares of PubCo Class B Common Stock, which will have no economic rights but will entitle the holders thereof to vote on all matters on which stockholders of PubCo are entitled to vote generally.

As a result of the Business Combination, among other things:
(i)
PubCo will hold Company Units and will be the managing member of Authentic Brands; and

(ii)
The Continuing Unitholders will hold (i) Company Common Units that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock or cash (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) Company Restricted Units and (iii) shares of PubCo Class B Common Stock corresponding to the number of Company Common Units held.

Closing
The Closing of the Business Combination shall take place electronically by exchange of the closing deliverables on the third Business Day following the satisfaction or waiver of the Closing conditions set forth in the Business Combination Agreement or at such other place, date or time as SilverBox and Authentic Brands may agree in writing.
Representation and Warranties
The Business Combination Agreement contains representations and warranties of Authentic Brands, Blocker and the SilverBox Parties, certain of which are qualified by materiality, material adverse effect, knowledge and other similar qualifiers and may be further modified and limited by disclosures schedules.
Under the Business Combination Agreement, Authentic Brands and Blocker have made customary representations and warranties, including those relating to: organization and qualification, capitalization, authority, financial statements, undisclosed liabilities, consents and requisite governmental approvals, no violations, permits, material contracts, absence of changes, litigation, compliance with applicable law, employee plans, environmental matters, intellectual property, labor matters, insurance, tax matters, brokers, real and personal property, transactions with affiliates, top vendors and top customers, equipment and other tangible property, product warranties and liability, data privacy and security, compliance with international trade and anti-corruption laws, information, government contracts, investigations, and the assets and operations of Blocker.
Under the Business Combination Agreement, the SilverBox Parties have made customary representations and warranties, including those relating to: organization and qualification, authority, consents and requisite governmental approvals, no violations, brokers, information, capitalization, Investment Company Act, SEC filings, the Trust Account, transactions with affiliates, litigation, compliance with applicable laws, business activities, internal controls, listing, financial statements, undisclosed liabilities, compliance with international trade and anti-corruption laws, status of SilverBox Parties, tax matters and investigations.
Covenants
Authentic Brands has agreed to, prior to the Closing, operate its business in the ordinary course in all material respects and use commercially reasonable efforts to maintain and preserve intact in all material respects its business organization, assets, properties and material business relations.
Authentic Brands has also agreed not to, and to cause its subsidiaries not to:
•
declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any equity securities, or, subject to certain exceptions, repurchase any outstanding equity securities;

•
merge, consolidate, combine or amalgamate with any person, or purchase or otherwise acquire (whether by merging or consolidating with, purchasing any equity security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity, subject to certain exceptions;

•
adopt any amendments, supplements, restatements or modifications to its governing documents;

•
transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a lien, any of its equity securities or equity-linked securities;

•
incur, create, assume, cancel or forgive indebtedness, subject to certain exceptions;

•
make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, subject to certain exceptions;

•
except as set forth in the Business Combination Agreement, amend, modify, adopt, enter into or terminate any employee benefit plan;

•
except as set forth in the Business Combination agreement, with respect to any current or former director, manager, officer, employee, individual independent contractor or other service provider, (i) increase compensation or benefits payable; (ii) take any action to accelerate any payment, right to payment, or benefit, or the funding of any payment, right to payment or benefit, payable or to become; (iii) grant severance, change in control, retention or termination pay to, or adopt, enter into or amend any severance, retention, termination, employment, consulting, bonus, change in control or severance agreement; (iv) hire or terminate (other than for “cause”); (v) take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any equity compensation or benefit payable, to the extent inconsistent with disclosure reflected in the proxy statement/prospectus declared effective under the Securities Act; or (vi) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure or other restrictive covenant obligation;

•
(i) make, change or revoke any material election relating to taxes or adopt or change any material tax accounting method, (ii) enter into any agreement, settlement or compromise with any tax authority relating to any material tax matter, (iii) file any material amended tax return, (iv) surrender any right to claim any refund of a material amount of taxes, (v) defer payment of any material taxes pursuant to the CARES Act, or (vi) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of a material amount of taxes;

•
knowingly take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the intended tax treatment of the Business Combination;

•
enter into any settlement, conciliation or similar contract which would involve the payment by the Group Companies in excess of $5,000,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations;

•
authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company;

•
change any Group Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

•
enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the Business Combination;

•
(i) amend, modify or terminate certain material contracts, (ii) waive any material benefit or right under certain material contracts, or (iii) enter into certain material contracts;

•
except as set forth in the Business Combination Agreement fail to use commercially reasonable efforts to maintain its real properties in substantially the same condition as of the date of the Business Combination Agreement;

•
enter into, amend, modify, or waive any material benefit or right under, any related party transaction, subject to certain exceptions;

•
enter into, modify, amend, renew, negotiate, terminate or extend any collective bargaining agreement, or recognize or certify any labor union, works council, labor organization, or group of employees as the bargaining representative for any employees of the Group Companies;

•
adopt or implement any material changes to its business;

•
fail to maintain, keep in force and effect, renew or enhance any of the Group Companies’ insurance policies in effect as of the date of the Business Combination Agreement; or

•
enter into any contract to take, or cause to be taken, any of the foregoing actions.

SilverBox has agreed not to, and to cause the SilverBox Parties and their subsidiaries not to:
•
create or form any subsidiary (other than as otherwise set forth in the Business Combination Agreement and in the Ancillary Documents);

•
adopt any amendments, supplements, restatements or modifications to the Trust Agreement, the Warrant Agreement or any of their governing documents;

•
acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or enter into any strategic joint ventures, partnerships or alliances;

•
declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any equity securities of SilverBox or any of its subsidiaries, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding equity securities of SilverBox or any of its subsidiaries;

•
split, combine or reclassify any of its capital stock or other equity securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;

•
except as set forth in the Business Combination Agreement, incur, create or assume any indebtedness or other liability;

•
make any loans or advances to, or capital contributions in, any other Person, other than to, or in, SilverBox or any of its subsidiaries;

•
issue any equity securities of SilverBox or any of its subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to equity securities SilverBox or any of its Subsidiaries;

•
enter into, renew, modify or revise any related party transaction;

•
engage in any activities or business, other than activities or business (i) in connection with or incident or related to such Person’s organization, incorporation or formation, as applicable, or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, the Business Combination Agreement, any Ancillary Document, the performance of covenants or agreements thereunder or the consummation of the transactions contemplated thereby or (iii) those that are administrative or ministerial, in each case, which are immaterial in nature;

•
make any change in accounting methodology, practice or policy other than changes required by GAAP or applicable law;

•
waive, release, assign, settle or compromise any action pending or threatened against SilverBox or any of its directors or officers that would materially and adversely affect SilverBox after the Closing Date;

•
authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction (other than the transactions expressly contemplated by the Business Combination Agreement and the Ancillary Documents);

•
enter into any contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with Business Combination;

•
(i) make, change or revoke any material election relating to taxes or adopt or change any material tax accounting method, (ii) enter into any agreement, settlement or compromise with any tax authority relating to any material tax matter, (iii) file any material amended tax return, (iv) surrender any right to claim any refund of a material amount of taxes, or (v) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of a material amount of taxes;

•
knowingly take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the intended tax treatment of the Business Combination; or

•
enter into any contract to take, or cause to be taken, any of the foregoing actions.

The Business Combination Agreement also contains additional covenants of the parties, including, but not limited to, covenants in connection with:
•
the parties’ use of reasonable best efforts to consummate the Business Combination and related transactions;

•
SilverBox’s and Authentic Brands’ obligation to notify each other and otherwise cooperate in connection with any litigation related to the Business Combination brought against any of the parties;

•
confidentiality and access to information;

•
public announcements with respect to the Business Combination;

•
the parties’ not to solicit, initiate or knowingly encourage action to facilitate competing offers or proposals for a transaction other than the Business Combination;

•
the parties’ obligation to prepare and mutually agree upon this proxy statement/prospectus;

•
the parties’ obligations to obtain the requisite stockholder and other necessary approvals and consents;

•
SilverBox’s obligation to use its reasonable best efforts to cause, and Authentic Brands’ obligation to reasonably cooperate with: (a) PubCo’s initial listing application with the NYSE in connection with the Business Combination to have been approved: (b) PubCo to satisfy all applicable initial and continuing listing requirements of the NYSE; and (c) the shares of PubCo Class A Common Stock and the PubCo Warrants to be approved for listing on the NYSE;

•
SilverBox’s obligations with respect to the Trust Account;

•
indemnification and insurance coverage of officers and directors;

•
SilverBox’s obligation to establish the PubCo Board in accordance with the Business Combination Agreement;

•
Authentic Brands’ delivery to SilverBox, as promptly as reasonably practicable, but no later than November 15, 2021, of company unaudited financial statements for the nine-month periods ended September 30, 2021 and September 30, 2020;

•
if this proxy statement/prospectus has not been declared effective by the SEC prior to February 15, 2022, as soon as reasonably practicable thereafter (but no later than March 30, 2022), Authentic

Brands’ delivery to SilverBox of PCAOB compliant audited financial statements as of and for the year ending December 31, 2021, consents, and other information required to be included in the registration proxy statement/prospectus as of and for the year ending December 31, 2021;
•
PubCo approval of the Omnibus Incentive Plan and the Employee Stock Purchase Plan;

•
the activities of Blocker, and the merger of Blocker with and into Merger Sub 1 as soon as reasonably practicable following the closing;

•
treatment of Authentic Brands’ existing indebtedness; and

•
the adoption by PubCo of the Proposed Charter and Proposed Bylaws.

SilverBox Stockholder Approval
SilverBox has agreed to, as promptly as reasonably practicable following the time at which the proxy statement/prospectus is declared effective under the Securities Act, (a) duly give notice of and (b) use reasonable best efforts to duly convene and hold a special meeting of the SilverBox stockholders (the “SilverBox Stockholder Meeting”) in accordance with the governing documents of SilverBox, for the purposes of obtaining the approval of the SilverBox stockholders of the Business Combination Proposal and the other Stockholder Proposals and, if applicable, providing its stockholders with the opportunity to elect to exercise their redemption rights. SilverBox shall, through unanimous approval of its board, recommend to its stockholders they approve the proposals contained in this proxy statement/prospectus (the “SilverBox Board Recommendation”).
SilverBox has agreed that SilverBox’s board of directors will not (and no committee or subgroup thereof will) withdraw or modify, or propose publicly or by formal action of SilverBox’s board of directors, to withdraw or modify, the SilverBox Board Recommendation, in each case except where SilverBox’s board of directors has determined in good faith, after consultation with outside legal counsel, that withdrawing or modifying any such recommendation is necessary to satisfy the fiduciary duties of SilverBox and SilverBox’s board of directors under applicable law.
Conditions to Closing
Conditions to each party’s obligations
The obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver by the party for whose benefit such condition exists of the following conditions:
•
the applicable waiting period under the HSR Act relating to the Business Combination shall have expired or been terminated;

•
no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the Business Combination shall be in effect;

•
this proxy statement/prospectus shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to this proxy statement/prospectus, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

•
the written consent of the stockholders of Blocker and unitholders of Authentic Brands shall have been obtained;

•
the Required SilverBox Shareholder Approval shall have been obtained;

•
after giving effect to the Business Combination, SilverBox shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time;

•
PubCo’s initial listing application with NYSE or Nasdaq shall have been approved and, immediately following the Effective Time, PubCo shall satisfy any applicable initial and continuing listing requirements of Nasdaq or NYSE, as applicable, and PubCo shall not have received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time, and the shares of PubCo Common Stock to be issued pursuant to the PubCo Merger shall have been approved for listing on Nasdaq or NYSE, as applicable;
•
at least 5,000,000 shares of PubCo Common Stock shall be “publicly held” shares (within the meaning of applicable listing rules);

•
the PubCo Board shall consist of the number of directors, and be comprised of the individuals and classes, determined pursuant to the Business Combination Agreement; and

•
the Proposed Charter shall have been duly filed with the Secretary of State of the State of Delaware, and the Proposed Bylaws shall have been duly adopted.

Conditions to SilverBox’s obligations
The obligations of the SilverBox Parties to consummate the Business Combination are subject to the satisfaction or waiver by SilverBox of the following further conditions:
•
certain fundamental representations and warranties of Authentic Brands shall be true and correct in all material respects as of the Closing Date; certain other representations and warranties of Authentic Brands shall be true and correct in all respects as of the Closing Date, except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect; certain representations and warranties of Blocker shall be true and correct in all material respects as of the Closing Date;

•
each of Authentic Brands and Blocker shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by Authentic Brands or Blocker, as applicable, under the Business Combination Agreement at or prior to the Closing;

•
since the date of the Business Combination Agreement, no Company Material Adverse Effect shall have occurred that is continuing;

•
at or prior to the Closing, Blocker shall have delivered, or caused to be delivered, to SilverBox a certificate duly executed by an authorized officer of Blocker, dated as of the Closing Date, to the effect that certain Closing conditions that relate to Blocker are satisfied, in a form and substance reasonably satisfactory to SilverBox; and

•
at or prior to the Closing, Authentic Brands shall have delivered, or caused to be delivered, to SilverBox (i) a certificate duly executed by an authorized officer of Authentic Brands, dated as of the Closing Date, to the effect that certain Closing conditions that relate to Authentic Brands or certain of its affiliates are satisfied, in a form and substance reasonably satisfactory to SilverBox; (ii) the Tax Receivable Agreement duly executed by the Agent and Authentic Brands; and (iii) the Investor Rights Agreement duly executed by the Continuing Unitholders party thereto and Authentic Brands.

Conditions to the obligations of Authentic Brands and Blocker
The obligations of Authentic Brands and Blocker to consummate the Business Combination are subject to the satisfaction or waiver by Authentic Brands of the following further conditions:
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certain fundamental representations and warranties of SilverBox shall be true and correct in all material respects as of the Closing Date; certain other representations and warranties of SilverBox shall be true and correct in all respects as of the Closing Date, except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a SilverBox Material Adverse Effect;

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SilverBox shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Business Combination Agreement at or prior to the Closing;

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the aggregate cash proceeds available for release to SilverBox from the Trust Account in connection with the Business Combination (after, for the avoidance of doubt, giving effect to all of the SilverBox

Stockholder Redemptions), plus the gross proceeds of the PIPE Financing and the FPA Financing shall be equal to or greater than $300,000,000, before deductions for transaction expenses and other uses as contemplated by the Business Combination Agreement; and
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at or prior to the Closing, SilverBox shall have delivered, or caused to be delivered, to Authentic Brands: (i) a certificate duly executed by an authorized officer of SilverBox, dated as of the Closing Date, to the effect that certain Closing conditions are satisfied, in a form and substance reasonably satisfactory to Authentic Brands; (ii) the Warrant Assumption Agreement duly executed by PubCo; (iii) the Tax Receivables Agreement duly executed by PubCo; and (iv) the Investor Rights Agreement duly executed by PubCo, the Sponsor and Engaged Capital.

Neither Authentic Brands nor Blocker may rely on the failure of any Closing condition set forth in the Business Combination Agreement to be satisfied if such failure was proximately caused by Authentic Brands’ or Blocker’s failure to use reasonable best efforts to cause the Closing to occur, as required by the Business Combination Agreement. SilverBox may not rely on the failure of any condition set forth in the Business Combination Agreement to be satisfied if such failure was proximately caused by SilverBox’s failure to use reasonable best efforts to cause the Closing to occur, as required by the Business Combination Agreement.
Termination
The Business Combination Agreement may be terminated and the Business Combination may be abandoned at any time prior to the Closing, as follows:
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by mutual written consent of SilverBox and Authentic Brands;

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by SilverBox, if any of the representations or warranties that relate to Authentic Brands and certain of its affiliates and Blocker shall not be true and correct, or if Authentic Brands or Blocker has failed to perform any covenant or agreement on the part of Authentic Brands or Blocker, as applicable, set forth in the Business Combination Agreement (including an obligation to consummate the Closing) such that certain Closing conditions could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to Authentic Brands by SilverBox, and (ii) the Termination Date; provided, however, that no SilverBox Party is then in breach of the Business Combination Agreement so as to prevent such Closing conditions;

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by Authentic Brands, if any of the representations or warranties that relate to SilverBox and certain of its affiliates shall not be true and correct or if any SilverBox Party has failed to perform any covenant or agreement on the part of such SilverBox Party, as applicable, set forth in the Business Combination Agreement (including an obligation to consummate the Closing) such that certain Closing conditions could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to SilverBox by Authentic Brands and (ii) the Termination Date; provided, however, neither Authentic Brands nor Blocker is then in breach of the Business Combination Agreement so as to prevent such Closing condition from being satisfied;

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by either SilverBox or Authentic Brands, if the Business Combination shall not have been consummated on or prior to June 2, 2022 (the “Termination Date”); provided that (i) the right to terminate the Business Combination Agreement shall not be available to SilverBox if any SilverBox Party’s breach of any of its covenants or obligations under the Business Combination Agreement shall have proximately caused the failure to consummate the Business Combination on or before the Termination Date, and (ii) the right to terminate the Business Combination Agreement shall not be available to Authentic Brands if Authentic Brands’ or Blocker’s breach of its covenants or obligations under the Business Combination Agreement shall have proximately caused the failure to consummate the Business Combination on or before the Termination Date;

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by either SilverBox or Authentic Brands, if any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Business Combination and such order or other action shall have become final and nonappealable;

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by either SilverBox or Authentic Brands if the SilverBox Stockholder Meeting has been held (including any adjournment thereof), has concluded, SilverBox’s stockholders have duly voted and the Required SilverBox Shareholder Approval was not obtained; or

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by SilverBox, if Authentic Brands does not deliver, or cause to be delivered to SilverBox (i) the written consent of the stockholders of Blocker approving the Business Combination Agreement and the Business Combination on or prior to the applicable deadline under the Business Combination Agreement, or (ii) the written consent of the unitholders of Authentic Brands approving the Business Combination Agreement and the Business Combination on or prior to the applicable deadline.

In the event of termination of the Business Combination Agreement, the Business Combination Agreement will become void (and there shall be no liability or obligation on the part of the parties and their respective non-party affiliates), with the exception of the parties’ confidentiality obligations, and certain other provisions required under the Business Combination Agreement that shall, in any case, survive any termination of the Business Combination Agreement.
Non-Survival
Each of the representations and warranties, and each of the agreements and covenants of the parties set forth in the Business Combination Agreement shall terminate upon the effective date of the Business Combination, such that no claim for breach of any such representation, warranty, agreement or covenant, detrimental reliance or other right or remedy may be brought with respect thereto after the effectiveness of the Business Combination Agreement except for (i) any covenants and agreements contained therein that expressly apply either in part or in whole after the effective date of the Business Combination Agreement and (ii) in the case of any claim, action or liability against a party in respect of such party’s fraud.
Amendment
The Business Combination Agreement may be amended or modified only by a written agreement executed and delivered by the parties.
Governing Law; Submission to Jurisdiction
The Business Combination Agreement is governed by and shall be construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the parties to the Business Combination Agreement has irrevocably and unconditionally submitted to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within State of New York, New York County).
No Recourse
Except in the case of fraud, the Business Combination Agreement may only be enforced against, and any action for breach of the Business Combination Agreement may only be made against, entities expressly named as parties to the Business Combination Agreement, and no claims of any nature whatsoever arising under or relating to the Business Combination Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any non-party affiliate. Further, none of the non-party affiliates shall have any liability arising out of or relating to the Business Combination Agreement, the negotiation thereof or its subject matter, or the transactions contemplated thereby.
First Amendment to Business Combination Agreement
On January 4, 2022, the parties to the Business Combination Agreement entered into an amendment to the Business Combination Agreement pursuant to which, among other things, Authentic Brands will set aside an amount equal to the potential make-whole premium in respect of the outstanding preferred units of Authentic Brands at the consummation of the Business Combination and, within 60 calendars days after the consummation of the Business Combination, Authentic Brands will either (i) pay such make-whole premium, if any, in cash when due to the former preferred unitholders or (ii) issue (or cause to be issued) additional equity in the form of shares of PubCo Class A Common Stock at $10.00 per share and Company Common Units at $10.00 per unit (and, in the case of Company Common Units, accompanied by a corresponding number of shares of PubCo Class B Common Stock) to the existing shareholders of Blocker and existing unitholders of Authentic Brands, respectively, with an aggregate value of such additional equity equal to the amount set aside. The amendment to the Business Combination Agreement also clarifies that holders of Authentic Brands preferred units were not intended to become parties to the Investor Rights Agreement with respect to the PubCo Common Stock they will own in PubCo, representing in the aggregate less than 3% of the PubCo Common Stock outstanding as of the closing of the Business Combination, and that the definition of Continuing Company Units in the Business Combination Agreement incorrectly omitted a deduction for the cash portion of the Blocker Merger Consideration paid in respect of the existing Company Common Units owned by Blocker. The amendment to the Business Combination Agreement further clarifies that the cash portion of the Blocker Merger Consideration paid with respect to Blocker’s preferred units of Authentic Brands will be taken into account in determining the amount of cash initially available to redeem Company Common Units and in calculating the net equity value of Authentic Brands upon which its continuing equity stake is calculated.
Vote Required for Approval
The Business Combination Proposal will be approved and adopted if the holders of a majority of the shares of SilverBox Common Stock represented virtually in person or by proxy and voted thereon at the special meeting vote “FOR” the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other Stockholder Proposals.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

CERTAIN AGREEMENTS RELATED TO THE BUSINESS COMBINATION
This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the transactions contemplated by the Business Combination Agreement, which are referred to as the “Related Agreements,” but does not purport to describe all of the terms thereof. The descriptions below are qualified by reference to the actual text of these agreements. You are encouraged to read the Related Agreements in their entirety.
LLC Agreement
Following the closing of the Business Combination, PubCo will operate its business through Authentic Brands. At the Closing, PubCo and the other holders of Company Units will enter into the LLC Agreement. The operations of Authentic Brands, and the rights and obligations of the holders of the Company Units, will be set forth in the LLC Agreement. The form of the LLC Agreement is attached to this proxy statement/prospectus as Annex E.
Management of Authentic Brands
Under the LLC Agreement, Authentic Brands will be managed by PubCo. Except as otherwise specifically required under the LLC Agreement, PubCo will have full and complete control of all affairs of Authentic Brands. PubCo will manage and control all business activities and operations of Authentic Brands and control the day-to-day management of the business of Authentic Brands and its subsidiaries.
Authentic Brands Exchange Rights
Following completion of the Business Combination, under the LLC Agreement, the holders of the Company Common Units (other than PubCo and its subsidiaries) will have the right to require Authentic Brands to redeem all or a portion of such Company Common Units, together with the cancellation of an equal number of shares of PubCo Class B Common Stock, for an equal number of shares of PubCo Class A Common Stock, or a corresponding amount of cash, in each case contributed to Authentic Brands by PubCo, provided that PubCo may elect to effect a direct exchange of such cash or Class A Common Stock for such Company Common Units in lieu of any such redemption, all in accordance with the terms and subject to certain restrictions set forth in the LLC Agreement. As the Authentic Brands unitholders cause their Company Common Units to be redeemed or exchanged, holding other assumptions constant, PubCo’s membership interest in Authentic Brands will correspondingly increase, the number of shares of PubCo Class A Common Stock outstanding will increase, and the number of shares of PubCo Class B Common Stock will decrease.
Distributions and Allocations
Under the LLC Agreement, subject to the obligations of Authentic Brands to make tax distributions and to reimburse PubCo for its corporate and other overhead expenses, PubCo will have the right to determine when distributions will be made to the Authentic Brands unitholders and the amount of any such distributions. Following completion of the Business Combination, if PubCo authorizes a distribution, such distribution will be made to the Authentic Brands unitholders on a pro rata basis in accordance with their respective percentage ownership of Company Common Units.
The Authentic Brands unitholders, including PubCo, will generally incur U.S. federal, state and local income taxes on their share of any net taxable income of Authentic Brands. Net income and losses of Authentic Brands generally will be allocated to the Authentic Brands unitholders on a pro rata basis in accordance with their respective percentage ownership of new Company Common Units, subject to requirements under U.S. federal income tax law that certain items of income, gain, loss, or deduction be allocated disproportionately in certain circumstances. To the extent the funds of Authentic Brands are legally available for distribution, and subject to any restrictions contained in any credit agreement to which Authentic Brands or its subsidiaries is bound, the LLC Agreement will require Authentic Brands to make pro rata cash distributions to the Authentic Brands unitholders, including PubCo, in an amount generally intended to allow the Authentic Brands unitholders to satisfy their respective income tax liabilities with respect to their allocable share of the income of Authentic Brands, based on certain assumptions and conventions and increased to the extent necessary, if any, to ensure that the amount distributed to PubCo is sufficient to enable PubCo to pay its actual tax liabilities. In addition, the LLC Agreement will require Authentic Brands to reimburse PubCo for its corporate and other overhead expenses.
Issuance of Equity
The LLC Agreement will provide that, except in certain specified circumstances, at any time PubCo issues a share of PubCo Class A Common Stock or any other equity security, the net proceeds received by PubCo with respect to such issuance, if any, shall be concurrently contributed to Authentic Brands, and Authentic Brands shall issue to PubCo one Company Common Unit or other economically equivalent equity interest. Conversely, if at any time, any shares of PubCo Class A Common Stock are redeemed, repurchased or otherwise acquired, Authentic Brands shall redeem, repurchase or otherwise acquire an equal number of Authentic Brands units held by PubCo, upon the same terms and for the same price, as the shares of PubCo Class A Common Stock redeemed, repurchased or otherwise acquired.
Tax Receivable Agreement
The redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre-existing tax attributes of the Blocker are expected to produce favorable tax attributes for PubCo. The resulting anticipated tax basis adjustments are likely to increase (for applicable income tax purposes) PubCo’s depreciation and amortization deductions and therefore reduce the amount of income tax it would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent the tax basis is allocated to those assets.
Concurrently with the completion of the Business Combination, PubCo will enter into the Tax Receivable Agreement, in substantially the form attached to this proxy statement/prospectus as Annex F. Pursuant to the Tax Receivable Agreement, PubCo will be required to pay to the Continuing Unitholders 85% of the tax savings that PubCo realizes as a result of increases in tax basis in Authentic Brands’ assets resulting from the redemption of existing preferred units of Authentic Brands (other than those held by Blocker) and a portion of the Company Common Units for the consideration paid pursuant to the Business Combination Agreement, the future exchange of Company Common Units for shares of PubCo Class A Common Stock (or cash) pursuant to the LLC Agreement and certain pre- existing tax attributes of the Blocker, as well as certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. Further, to the extent that PubCo does not make payments under the Tax Receivable Agreement when due, as a result of having insufficient funds or otherwise, interest will generally accrue at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points until paid. Nonpayment of PubCo’s obligations for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement, and therefore may accelerate payments due under the Tax Receivable Agreement resulting in a lump-sum payment, which may be substantial. If PubCo does not have sufficient funds to pay its obligations under the Tax Receivable Agreement, it may have to borrow funds and thus its liquidity and financial condition could be materially and adversely affected.
The increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges or redemptions, the price of PubCo Class A Common Stock at the time of the exchange or redemption, whether such exchanges or redemptions are taxable, the amount and timing of the taxable income PubCo generates in the future, the U.S. federal and state tax rates then applicable, and the portion of its payments under the Tax Receivable Agreement constituting imputed interest. Payments under the Tax Receivable Agreement are expected to give rise to certain additional tax benefits attributable to either further increases in basis or in the form of deductions for imputed interest, depending on the circumstances. Any such benefits are covered by the Tax Receivable Agreement and will increase the amounts due thereunder. In addition, the Tax Receivable Agreement will provide for interest, generally at a rate equal to SOFR plus 100 basis points or in some cases SOFR plus 500 basis points, accrued from the due date (without extensions) of PubCo’s U.S. federal income tax return for the year to which the payment relates to the date of payment under the Tax Receivable Agreement.
PubCo anticipates that the payments that it will be required to make under the Tax Receivable Agreement may be substantial, and any such payments will reduce cash that would otherwise have been available to PubCo for other uses, some of which could benefit the Pubco stockholders. To the extent that PubCo is unable to make timely payments under the Tax Receivable Agreement for any reason, the unpaid amounts will be deferred and will accrue interest until paid. Nonpayment for a specified period may constitute a breach of a material obligation under the Tax Receivable Agreement and therefore may accelerate payments due under the Tax Receivable Agreement. Furthermore, PubCo’s future obligation to make payments under the Tax Receivable Agreement could make it a less attractive target for an acquisition, particularly in the case of an acquirer that cannot use some or all of the tax benefits that may be deemed realized under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that PubCo determines. Although PubCo is not aware of any issue that would cause the U.S. Internal Revenue Service, or IRS, to challenge a tax basis increase or other tax attributes subject to the Tax Receivable Agreement, if any subsequent disallowance of tax basis or other benefits were so determined by the IRS, generally PubCo would not be reimbursed for any payments previously made under the Tax Receivable Agreement (although it would generally reduce future amounts otherwise payable under the Tax Receivable Agreement). As a result, the amounts that PubCo may significantly exceed the actual tax savings that it ultimately realizes. PubCo may need to incur debt to finance payments under the Tax Receivable Agreement to the extent its cash resources are insufficient to meet its obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise. In these situations, PubCo’s obligations under the Tax Receivable Agreement could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that PubCo will be able to finance its obligations under the Tax Receivable Agreement.
The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless PubCo exercises its right (with the consent of a majority of its disinterested directors and of the Agent under the Tax Receivable Agreement) to terminate the Tax Receivable Agreement for an amount representing the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement or certain other acceleration events occur.
Investor Rights Agreement
The Business Combination Agreement contemplates that, at the Closing, PubCo, the Sponsor, Engaged Capital and certain of its affiliates, the BRCC Founder, the Forward Purchase Investors, and certain other equityholders of PubCo will enter into an Investor Rights Agreement, pursuant to which, among others, so long as the BRCC Founder and the Forward Purchase Investors continue to own a specified percentage of PubCo Class A Common Stock and/or Company Units, then such holder will have the right to designate for nomination by the board of directors the number of candidates for election to the board of directors specified in the Investor Rights Agreement. In addition, for a period of five years following the Closing, the Sponsor, the Forward Purchase Investors and certain other equityholders party to the Investor Rights Agreement agree to vote as directed by the BRCC Founder on the election and removal of directors. As a result, upon consummation of the Business Combination, the BRCC Founder will effectively control a majority of the votes on director elections and removals. The Investor Rights Agreement also provides that certain specific action as set forth therein shall be approved by a vote of two-thirds of the directors then in office.
In addition, the Investor Rights Agreement provides that PubCo will agree to register for resale, certain shares of PubCo Class A Common Stock and other equity securities of PubCo that are held by the parties thereto from time to time. The Investor Rights Agreement provides for underwritten offerings and piggyback registration rights, in each case subject to certain limitations set forth therein.

Under the Investor Rights Agreement, the stockholders party thereto will agree to a six-month lock-up from the Closing, subject to certain exceptions.
Sponsor Letter Agreement
Concurrently with the execution and delivery of the Business Combination Agreement, SilverBox entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), with the Sponsor, PubCo and Authentic Brands, pursuant to which the Sponsor has unconditionally and irrevocably agreed to, among other things: (a) vote at any meeting of the stockholders of SilverBox, and in any action by written resolution of the stockholders of SilverBox, all of the SilverBox Class B Common Stock held by the Sponsor to approve the Business Combination and all related transactions and proposals; (b) withhold consent with respect to any matter, action or proposal that would reasonably be expected to result in a material breach of any of SilverBox’s covenants, agreements or obligations under the Business Combination Agreement, or any of the Closing conditions not being satisfied; (c) waive any rights to adjustment or other anti-dilution or similar protections with respect to the rate that the SilverBox Class B Common Stock held by the Sponsor will convert into SilverBox Class A Common Stock in connection with the Business Combination and related transactions, including the PIPE Investment; (d) forfeit 1,158,500 shares of PubCo Class A Common Stock at the Closing, and that after the Closing an aggregate of 1,241,250 shares of PubCo Class C Common Stock will be non-transferrable and remain subject to forfeiture and cancellation; (e) donate 332,750 shares of PubCo Class A Common Stock to the BRCC Fund, and, subject to the concurrent donation by certain current Authentic Brands equityholders of at least 100,000 shares of PubCo Class A Common Stock (or, at their election, Company Common Units) to the BRCC Fund, donate an additional 100,000 shares of PubCo Class A Common Stock to the BRCC Fund; (f) forfeit up to 2,068,750 shares of PubCo Class A Common Stock to the extent the aggregate cash proceeds available for release to SilverBox from the Trust Account (after giving effect to all redemptions of shares of SilverBox Class A Common Stock), plus gross proceeds from the PIPE Investment and the Forward Purchase Investment, is less than $445,000,000, with (x) a corresponding decrease in the number of Company Units held by PubCo and (y) a corresponding increase in the number of Company Common Units held by the Continuing Unitholders; and (g) certain provisions with respect to restricted PubCo shares to be held by Sponsor, including with respect to conversion, dividends and potential cancellation and forfeiture; in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.
Transaction Support Agreements
Concurrently with the execution and delivery of the Business Combination Agreement, SilverBox, PubCo, Authentic Brands and Blocker entered into Transaction Support Agreements with certain Authentic Brands members and Blocker stockholders. Pursuant to the Transaction Support Agreements, Authentic Brands members and the Blocker stockholders agreed to, among other things, vote to adopt and approve, as soon as reasonably practicable after (but no later than two business days after) the effectiveness of the Registration Statement, the Business Combination Agreement and all other documents and transactions contemplated thereby, in each case, subject to the terms and conditions of the Transaction Support Agreements, and vote against any alternative merger, purchase of assets or proposals that would impede, frustrate, prevent or nullify any provision of the Business Combination, the Business Combination Agreement or the Transaction Support Agreements or result in a breach of any covenant, representation, warranty or any other obligation or agreement thereunder.
Pursuant to the Transaction Support Agreements, Authentic Brands members and Blocker stockholders also agreed to, among other things, (a) to the extent required or applicable, vote or provide consent for purposes of authorizing and approving the Business Combination or the Business Combination Agreement, (b) when any meeting of Authentic Brands members or Blocker stockholders (as applicable) is held, appear at such meeting or otherwise cause the Authentic Brands member’s and Blocker stockholder’s Covered Securities (as defined in the Transaction Support Agreements) to be counted as present thereat for the purposes of establishing a quorum and (c) vote or provide consent in any other circumstances upon which a consent or other approval is required under Authentic Brands’ organizational documents or Blocker’s organizational documents (as applicable).

Amended and Restated Forward Purchase Agreement
Concurrently with the execution of the Business Combination Agreement, SilverBox entered into the Amended and Restated Forward Purchase Agreement with Engaged Capital, in its capacity as investment advisor on behalf of the Forward Purchase Investors, and Authentic Brands, pursuant to, and on the terms and subject to the conditions of, which the Forward Purchase Investors have collectively subscribed for 10,000,000 shares of SilverBox Class C Common Stock (the “Forward Purchase Shares”) at a price of $10.00 per share or an aggregate purchase price of $100,000,000 (the “Forward Purchase Investment”). The PubCo Class A Common Stock to be issued in exchange for the SilverBox Class C Common Stock is not being registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The Forward Purchase Investors have been granted registration rights with respect to the PubCo Class A Common Stock issued in exchange for their SilverBox Class C Common Stock in the SilverBox Merger.
The obligation of the parties to consummate the purchase and sale of the Forward Purchase Shares is conditioned upon, among other things, (i) all conditions precedent to the consummation of the Business Combination pursuant to the Business Combination Agreement having been satisfied or waived, (ii) there not being any order, writ, judgment, injunction, decree, determination, or award entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and any other legal restraint or prohibition in effect, preventing the purchase by the Forward Purchase Investors of the Forward Purchase Shares, (iii) all representations and warranties of each Forward Purchase Investor and SilverBox in the Forward Purchase Agreement being true and correct in all material respects as of the closing date of the consummation of the subscriptions contemplated under the Forward Purchase Agreement and (iv) SilverBox having performed, satisfied or complied in all material respects with the covenants and other agreements required by the Forward Purchase Agreement. The closing of the Forward Purchase Investment will occur concurrently with closing of the PIPE Investment.
The Forward Purchase Agreement will terminate, and be of no further force and effect, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, and (ii) upon the mutual written agreement of SilverBox and the Forward Purchase Investors.
PIPE Subscription Agreements
Concurrently with the execution of the Business Combination Agreement, SilverBox entered into subscription and backstop agreements (collectively, the “PIPE Subscription Agreements”) with various accredited investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for up to 20,000,000 shares of SilverBox Class C Common Stock at a price of $10.00 per share or an aggregate purchase price of up to $200 million (the “PIPE Investment”), consisting of (i) 10,000,000 shares to be purchased and issued prior to the Closing and (ii) up to an additional 10,000,000 shares to be purchased and issued prior to the Closing to the extent that the SilverBox Stockholder Redemptions exceed $100,000,000.
The obligation of the parties to consummate the purchase and sale of the shares covered by the PIPE Subscription Agreements is conditioned upon, among other things, (i) there not being in force any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated thereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated thereby and no such court or governmental authority having instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition, and (ii) the conditions precedent to the Closing shall have been satisfied or waived. The closing of the subscriptions under the PIPE Subscription Agreements will occur on the business day immediately preceding the consummation of the SilverBox Merger. The PubCo Class A Common Stock to be issued in exchange for the SilverBox Class C Common Stock is not being registered under the Securities Act and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The PIPE Subscription Agreements provide that, in the event that the PIPE Shares are not registered in connection with the Business Combination, PubCo, upon assumption of SilverBox’s rights and obligations under the PIPE Subscription Agreements, is required to file with the SEC, within thirty (30) business days after the consummation of the Business Combination, a registration statement covering the resale of the PIPE

Shares and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days following the closing date (or, in the event the SEC reviews and has written comments to the registration statement, the one hundred twentieth (120th) calendar day following the closing date) and (ii) the tenth (10th) business day after the date PubCo is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.
Additionally, pursuant to the PIPE Subscription Agreements, the PIPE Investors agreed to waive any claims that they may have at the closing of the PIPE Investment or in the future as a result of, or arising out of, the PIPE Subscription Agreements against SilverBox, including with respect to the Trust Account. The PIPE Subscription Agreements will terminate, and be of no further force and effect, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, (ii) upon the mutual written agreement of SilverBox and the applicable PIPE Investor, and (iii) by the applicable Subscriber if the closing of the PIPE Investment has not occurred by the Termination Date (as defined in the Business Combination Agreement), provided such PIPE Investor’s breach was not the proximate cause for such closing to fail to occur by such date.
SilverBox is relying on the exemption under Section 4(a)(2) of the Securities Act for the issuance of the PIPE Shares to the PIPE Investors in the PIPE Investment. Pursuant to the PIPE Subscription Agreements, each PIPE Investor represented and warranted that it is either a “qualified institutional buyer” or an “accredited investor” as defined in the applicable SEC regulations.
The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Business Combination Agreement. For more information, see the section entitled “Certain Agreements Related to the Business Combination — PIPE Subscription Agreements.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of the material U.S. federal income tax considerations relevant to (i) U.S. holders (as defined below) of Public Shares and Public Warrants (collectively “Public Securities”) who exchange such securities for PubCo Common Stock and PubCo Warrants in the SilverBox Merger, and (ii) U.S. holders and Non-U.S. holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash upon the closing of the Business Combination as described in the section of this proxy statement/prospectus entitled “Special Meeting of SilverBox Stockholders — Redemption Rights.” This discussion applies only to Public Securities that are held as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).
For purposes of this discussion, because any SilverBox Unit consisting of one (1) share of SilverBox Class A Common Stock and one-third (1/3) of one (1) redeemable warrant is separable at the option of the holder, SilverBox is treating any share of SilverBox Class A Common Stock and one-third (1/3) of one (1) redeemable warrant held in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the separation of a SilverBox Unit in connection with the Business Combination generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a contrary position. Holders are urged to consult their tax advisors with respect to any Public Securities held in the form of a SilverBox Unit.
The following does not purport to be a complete analysis of all potential tax effects arising in connection with the SilverBox Merger or the redemptions of Public Shares. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case as in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences discussed below. This discussion does not address any tax considerations for any transaction other than the SilverBox Merger or the redemptions of Public Shares described in the section of this proxy statement/prospectus entitled “Special Meeting of SilverBox Stockholders — Redemption Rights.”
This discussion does not address all U.S. federal income tax consequences that may be relevant to a taxpayer’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
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banks, insurance companies, and certain other financial institutions;

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regulated investment companies, mutual funds and real estate investment trusts;

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brokers, dealers or traders in securities;

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traders in securities that elect to mark to market;

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tax-exempt organizations or governmental organizations;

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persons subject to the alternative minimum tax;

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U.S. expatriates and former citizens or long-term residents of the United States;

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persons holding Public Securities as part of a hedge, straddle, constructive sale, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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persons subject to special tax accounting rules as a result of any item of gross income with respect to Public Securities being taken into account in an applicable financial statement;

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persons that actually or constructively own 5% or more of SilverBox Common Stock by vote or value;

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“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

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S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

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U.S. holders having a functional currency other than the U.S. dollar;

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persons who hold or received Public Securities pursuant to the exercise of any employee stock option or otherwise as compensation;

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tax-qualified retirement plans;

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“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and

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the Sponsor, Engaged Capital, or any of their affiliates.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of Public Securities that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

If an entity or an arrangement treated as a partnership for U.S. federal income tax purposes holds Public Securities, the tax treatment of an owner of such entity or arrangement will depend on the status of the owners, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE, GIFT OR OTHER TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Material U.S. Federal Income Tax Considerations of the SilverBox Merger — F Reorganization
The U.S. federal income tax consequences of the SilverBox Merger will depend primarily upon whether it qualifies as a “reorganization” within the meaning of Section 368 of the Code. Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form or place of organization of one corporation, however effected” (an “F-Reorganization”).
Based on, and subject to, the assumptions, qualifications and limitations set forth in the opinion included as Exhibit 8.1 hereto, it is the opinion of Paul Hastings LLP that the SilverBox Merger will qualify as an F-Reorganization for U.S. federal income tax purposes. In the Business Combination Agreement, each party thereto agrees to, and to cause its respective affiliates to, use reasonable best efforts to cause the SilverBox Merger to so qualify and to use reasonable best efforts to take, or not take, any action which may reasonably be expected to prevent such qualification. Neither PubCo nor SilverBox intends to or has sought any rulings from the IRS regarding the U.S. federal income tax consequences of the SilverBox Merger.

Accordingly, no assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to the intended U.S. federal income tax treatment of the SilverBox Merger discussed herein.
Assuming the SilverBox Merger qualifies as an F-Reorganization as described above, a U.S. holder of Public Shares that exchanges its Public Shares in the SilverBox Merger for PubCo Common Stock, and a U.S. holder of Public Warrants that exchanges its Public Warrants in the SilverBox Merger for PubCo Warrants will not recognize any gain or loss on such exchange. The aggregate adjusted tax basis of PubCo Common Stock received in the SilverBox Merger by a U.S. holder will be equal to the aggregate adjusted tax basis of the Public Shares surrendered in exchange therefor, and the aggregate adjusted tax basis of PubCo Warrants received in the SilverBox Merger by a U.S. holder will be equal to the aggregate adjusted tax basis of the Public Warrants surrendered in exchange therefor. The holding period of PubCo securities received in the SilverBox Merger will include the period during which the Public Securities surrendered in the SilverBox Merger in exchange therefor were held by the U.S. holder, although the running of the holding period for Public Shares may be suspended as a result of the redemption rights with respect thereto (as described below). U.S. holders that hold Public Securities with differing tax bases or holding periods are urged to consult their tax advisors with regard to identifying the tax bases and holding periods of the particular PubCo securities received in the SilverBox Merger.
Because the SilverBox Merger will occur prior to the redemptions described below, U.S. holders electing to have their Public Shares redeemed as described below will be subject to the potential tax consequences of the SilverBox Merger. U.S. holders of Public Securities are urged to consult their own tax advisors regarding the tax consequences of the SilverBox Merger to them.
Material U.S. Federal Income Tax Considerations of Redemption
U.S. Holders
Tax Characterization of Redemption.   In the event that a U.S. holder exercises redemption rights with respect to its Public Shares (which will be exchanged for PubCo Common Stock in the SilverBox Merger) pursuant to the redemption provisions described in the section of this proxy statement/prospectus entitled “Special Meeting of SilverBox Stockholders — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of the Public Shares, the U.S. holder generally will be treated as described under “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Gain or Loss on Redemption Treated as Sale of Public Shares” below. If the redemption does not qualify as a sale of Public Shares, the U.S. holder generally will be treated as receiving a corporate distribution with the tax consequences described below under “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Taxation of Redemption Treated as a Distribution.” The SilverBox Merger will occur prior to the redemptions, and assuming that the SilverBox Merger qualifies as an F-Reorganization, PubCo should be treated as the same corporation as SilverBox, and the remainder of this discussion assumes that this will be the case.
Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of SilverBox Common Stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning SilverBox Warrants or otherwise, including any SilverBox stock that a holder would constructively own as a result of the Business Combination or PIPE Investment) relative to all SilverBox Common Stock outstanding both before and after the redemption. The redemption of a U.S. holder’s Public Shares generally will be treated as a sale of the shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in SilverBox, or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only SilverBox Common Stock actually owned by the U.S. holder, but also shares of SilverBox Common Stock that are constructively owned by the U.S. holder. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which would generally include shares of SilverBox Common Stock which could be acquired pursuant to the exercise of the Private Placement Warrants and Public Warrants. In order to meet the substantially disproportionate test, the percentage of SilverBox outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of SilverBox outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption (taking into account both redemptions by other holders of Public Shares and PubCo Common Stock to be issued pursuant to the Business Combination). There generally will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of SilverBox stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of SilverBox stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, the U.S. holder does not constructively own any other shares of SilverBox stock and the U.S. holder otherwise complies with specific conditions (in each case, taking into account both redemptions by other holders of Public Shares and the stock to be issued pursuant to the PIPE Investment and the Business Combination). The redemption of Public Shares generally will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in SilverBox. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in SilverBox will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption generally will be treated as a corporate distribution and the tax effects generally will be as described under “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Public Shares will be added to the U.S. holder’s adjusted tax basis in its remaining SilverBox stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its SilverBox warrants or possibly in other SilverBox stock constructively owned by it. U.S. holders that hold shares of SilverBox stock with differing tax bases or holding periods are urged to consult their tax advisors regarding the application of the rules related to redemptions.
Gain or Loss on Redemption Treated as Sale of Public Shares.   If the redemption qualifies as a sale of Public Shares, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Public Shares redeemed. A U.S. holder’s adjusted tax basis in its Public Shares generally will equal the U.S. holder’s purchase price allocated to such Public Shares, less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes. Any such capital gain or loss recognized with respect to a redemption may be long-term capital gain or loss if the U.S. holder held such Public Shares for more than one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Public Shares is suspended, then the holding period of such shares may not be considered to begin until the date of such redemption, and non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any such capital gain or loss recognized with respect to a redemption would be subject to short-term capital gain or loss treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Public Shares, a U.S. holder generally will be treated as receiving a distribution of cash from SilverBox. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from SilverBox’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of SilverBox’s current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Public Shares. Any remaining excess generally will be treated as gain realized on the sale of the Public Shares and will be treated as described under “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Gain or Loss on Redemption Treated as Sale of Public Shares” above.
Provided that certain holding period requirements are met, dividends SilverBox pays to a U.S. holder that is a corporation for U.S. federal income tax purposes may qualify for the dividends received deduction. Such dividends also may be subject to the “extraordinary dividends” provisions of the Code, which could cause a reduction in the tax basis of such corporate U.S. holder’s shares and cause such U.S. holder to recognize capital gain. Provided that certain holding period requirements are met, and with certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends SilverBox pays to a non-corporate U.S. holder may constitute “qualified dividends” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and may have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income. U.S. holders should consult with their own tax advisors regarding its applicable holding period for these purposes.
Information Reporting and Backup Withholding.   Payments received by a U.S. holder as a result of the redemption of Public Shares may be subject, under certain circumstances, to information reporting and, unless the U.S. holder is exempt, backup withholding. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number or certification of exempt status, has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn), or otherwise fails to make the required certifications (generally on an IRS Form W-9) or establish an exemption. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
Non-U.S. Holders
This section applies to “Non-U.S. holders.” As used herein, the term “Non-U.S. holder” means a beneficial owner of Public Shares who or that is for U.S. federal income tax purposes:
•
a non-resident alien individual;

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a foreign corporation; or

•
an estate or trust that is not a U.S. holder;

but generally does not include an individual who is present in the U.S. for 183 days or more in the taxable year of disposition. Public Stockholders should consult their tax advisors regarding the U.S. federal income tax consequences of the redemption of their Public Shares.
Tax Characterization of Redemption.   The U.S. federal income tax characterization of the exercise of redemption rights by a Non-U.S. holder with respect to its Public Shares (which will be exchanged for PubCo Common Stock in the SilverBox Merger) pursuant to the redemption provisions described in the section of this proxy statement/prospectus entitled “Special Meeting of SilverBox Stockholders — Redemption Rights” generally will correspond to the characterization of the exercise of redemption rights by a U.S. holder with respect to its Public Shares, as described under “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Tax Characterization of Redemption” above. However, the consequences of such redemption to the Non-U.S. holder generally will differ from the consequences for U.S. holders, as described below. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. holder’s Public Shares, the withholding agent might treat the redemption as a distribution subject to withholding tax.
Gain on Redemption Treated as Sale of Public Shares.   Subject to the discussions of backup withholding and FATCA below, if the redemption qualifies as a sale of Public Shares with respect to a Non-U.S. holder, such Non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized upon the redemption of its Public Shares, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the U.S. (and, if required under an applicable income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder); or

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SilverBox is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. holder held the Public Shares, and, in the case where SilverBox stock is considered regularly traded on an established securities market for this purpose, the Non-U.S. holder has owned, directly or constructively, more than 5% of the SilverBox stock at any time within such period. There can be no assurance that SilverBox stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder with respect to the redemption of Public Shares generally will be subject to tax at generally applicable U.S. federal income tax rates and a U.S. withholding tax could apply. However, SilverBox believes that it is not, and has not been at any time since its formation, a U.S. real property holding corporation.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Public Shares, a Non-U.S. holder will generally be treated as receiving a distribution of cash from SilverBox. The determination of the extent to which such distribution will be treated as a dividend, return of capital, or gain realized on the sale of Public Shares will generally be the same as for U.S. holders of Public Shares, as described in “— Material U.S. Federal Income Tax Considerations of Redemption — U.S. Holders — Taxation of Redemption Treated as a Distribution” above.
In general, any distributions the Non-U.S. holder is treated as receiving as a result of a redemption, to the extent paid out of SilverBox’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes. Subject to the withholding requirements under Sections 1471 through 1474 of the Code and the U.S. Treasury regulations and administrative guidance issued thereunder, collectively “FATCA,” and provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the U.S., withholding of tax from the gross amount of the dividend generally will be required at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Because it generally cannot be determined at the time of a distribution whether or not the distribution will exceed current and accumulated earnings and profits, SilverBox normally will withhold tax on the entire amount of any distribution at the 30% rate (subject to reduction by an applicable income tax treaty). However, some or all of any amounts thus withheld may be refundable to the Non-U.S. holder if it is subsequently determined that such distribution was, in fact, in excess of SilverBox’s current and accumulated earnings and profits.
Any distribution not constituting a dividend generally will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which generally will be treated as described under “— Material U.S. Federal Income Tax Considerations of Redemption — Non-U.S. Holders — Gain on Redemption Treated as Sale of Public Shares” above.
The withholding tax described above does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the U.S. (and, if required under an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder). Instead, the effectively connected dividends generally will be subject to regular U.S. income tax as if the

Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Information Reporting and Backup Withholding.   Any distributions paid to a Non-U.S. holder (including constructive distributions pursuant to a redemption of Public Shares) generally will be reported annually to the IRS and to the Non-U.S. holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. holder resides or is established. Any distributions paid to a Non-U.S. holder (including constructive distributions pursuant to a redemption of Public Shares) generally will not be subject to backup withholding if the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).
Payments of the proceeds of the sale or other disposition by a Non-U.S. holder of Public Shares effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of Public Shares effected outside the U.S. by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. holder is not a U.S. person and certain other conditions are met, or the Non-U.S. holder otherwise establishes an exemption, information reporting generally will apply to a payment of the proceeds of the sale or other disposition by a Non-U.S. holder of Public Shares effected outside the U.S. by such a broker if such broker has certain relationships to the U.S.
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding generally will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
FATCA Withholding Taxes
FATCA generally imposes withholding of 30% on payments of dividends (including constructive dividends) on SilverBox stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition of SilverBox stock. Jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. holder might be required to file a U.S. federal income tax return to claim such refunds or credits.
Public Stockholders contemplating exercise of their redemption rights should consult their tax advisors to determine the specific tax consequences to them of such a redemption, including the effect of any U.S. federal, state or local, non-U.S. or other tax laws and the effect of any applicable income tax treaty.

PROPOSAL NO. 2 — THE ORGANIZATIONAL DOCUMENT PROPOSALS
Overview
If the Business Combination Proposal is approved and the Business Combination is to be consummated, then (as applicable to the Organizational Documents Proposals), the SilverBox Merger will be consummated. In connection with the SilverBox Merger, each outstanding share of SilverBox Common Stock, which is subject to SilverBox’s Amended and Restated Certificate of Incorporation and Bylaws (the “Existing Organizational Documents”), will be converted into the right to receive shares of PubCo Class A Common Stock, which will be subject to PubCo’s proposed Amended and Restated Certificate of Incorporation (the “Proposed Charter”) and proposed Amended and Restated Bylaws (the “Proposed Bylaws”, and together with the Proposed Charter, the “Proposed Organizational Documents”). In connection with the consummation of SilverBox Merger, therefore, former stockholders of SilverBox subject to the Existing Organizational Documents ultimately will become subject to the Proposed Organization Documents. We refer to this as the “replacement” of the Existing Organizational Documents with the Proposed Organizational Documents.
SilverBox’s stockholders are being asked to consider and vote upon and to approve the following separate proposals (collectively, the “Organizational Document Proposals”) in connection with amendment and restatement of the Existing Charter and the replacement of the Existing Organizational Documents with the Proposed Organizational Documents. The Organizational Document Proposals are conditioned on the approval of the Business Combination Proposal. Therefore, if the Business Combination Proposal is not approved, the Organizational Document Proposals will have no effect, even if approved by our Public Stockholders. Defined terms used but not defined herein have the meanings ascribed to them in the applicable Organizational Document.
Organizational Documents Proposal A — Class C Common Stock
In connection with the amendment and restatement of the Existing Charter, SilverBox’s stockholders are being asked to approve the creation of a new class of common stock, the Class C Common Stock, consisting of 35,000,000 shares, par value $0.0001 per share, which is intended to be issued to the PIPE Investors pursuant to the PIPE Subscription Agreements and the Forward Purchase Agreement. Shares of Class C Common Stock will not be entitled to vote on the Business Combination Proposal or to any distributions from the Trust Account.
Organizational Documents Proposal B — Authorized Capital Stock
In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, SilverBox’s stockholders are being asked to approve the change in the authorized capital stock of 111,000,000 shares, consisting of 100,000,000 shares of Class A Common Stock, par value $0.0001 per share, 10,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 2,802,500,000 shares, consisting of 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share, 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, 1,500,000 shares of Class C Common Stock, par value per $0.0001 share, which shall be divided into 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share (as provided in the Proposed Charter).
Organizational Documents Proposal C — Supermajority Provisions
In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, SilverBox’s stockholders are being asked to approve the provision in the Proposed Charter pursuant to which: (a) the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not be governed by Section 203 of the DGCL and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter; and (b) the affirmative vote of at least 80% of the total voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities.
Organizational Documents Proposal D — Approval of Other Changes in Connection with the Adoption of the Proposed Organizational Documents
In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, SilverBox’s stockholders are being asked to approve all other changes in connection with the replacement of the Existing Organizational Documents of SilverBox with the Proposed Organizational Documents of PubCo, including, among other things, changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a public benefit corporation having perpetual existence (as provided in the Proposed Charter).
Organizational Documents Proposal E — Approval of Classified Board
In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, the Proposed Charter will provide for three classes of directors, with the term for Class I directors expiring at the first annual meeting of stockholders following the Closing and the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders, the term for Class II directors expiring at the second annual meeting of stockholders following the Closing and the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders, and the term for Class III directors expiring at the third annual meeting of stockholders following the Closing and the term of all Class III directors shall automatically become one year commencing on the ninth annual meeting of stockholders.
Reasons for the Approval of the Organizational Document Proposals
Authorized Stock
Our board of directors believes that it is important for PubCo to have available for issuance a number of authorized shares of common stock and preferred stock sufficient to support PubCo’s growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions). Our board of directors believes that Organizational Documents Proposal A, if approved, would adequately address the authorized share needs of PubCo after the Business Combination.
Perpetual Existence
Our board of directors believes that making PubCo’s corporate existence perpetual as provided in the Proposed Charter (rather than a blank check company seeking a business combination as provided in the Existing Organizational Documents) is desirable to reflect the Business Combination and to clearly identify PubCo as the publicly traded entity. Additionally, perpetual existence is the usual period of existence for corporations, and our board of directors believes that it is the most appropriate period for PubCo following the Business Combination.
Public Benefit Corporation
Our board of directors believes designation as a public benefit corporation under Delaware law is desirable to reflect the Business Combination and can be valuable for the constituencies we interact with as well as our investors and can be beneficial to long-term financial performance and creation of stockholder value.
Blank Check Company
Our board of directors has determined it is in the best interest of SilverBox to eliminate provisions in the Existing Organizational Documents specific to our status as a blank check company seeking a business combination within a certain period. This deletion is desirable because these provisions will serve no purpose following consummation of the Business Combination. For example, the Proposed Charter removes the requirement of the Existing Organizational Documents to dissolve SilverBox and instead allows PubCo to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and our board of directors believes it is the most appropriate period for PubCo.
Supermajority Provisions
Our board of directors has determined that the supermajority voting requirements in the Proposed Charter is appropriate to protect all stockholders of PubCo against the potential self-interested actions by one or a few large stockholders after the Business Combination. In reaching this conclusion, our board of directors is cognizant of the potential for certain stockholders to hold a substantial beneficial ownership of shares of PubCo Common Stock following the Business Combination, particularly after the time Mr. Hafer ceases to beneficially own shares of PubCo Common Stock representing at least a majority of the voting power of the capital stock of PubCo. Our board of directors further believes that going forward, if, and after, Mr. Hafer ceases to beneficially own shares of PubCo stock representing at least a majority of the voting power of the capital stock of PubCo, a supermajority voting requirement encourages the person seeking control of PubCo to negotiate with the PubCo board of directors to reach terms that are appropriate for all stockholders.
Approval of Classified Board
The classification of the PubCo Board will secure continuity and stability by ensuring that at any given time a majority of the directors will have prior experience with PubCo and, therefore, be familiar with its business and operations. SilverBox’s board of directors also believes that this classification will assist the PubCo Board in protecting the interests of PubCo’s stockholders in the event of an unsolicited offer for PubCo Company by encouraging any potential acquirer to negotiate directly with the PubCo Board.
The classification of the PubCo Board may also increase the amount of time required for a takeover bidder to obtain control of PubCo without the cooperation of the PubCo Board, even if the takeover bidder were to acquire a majority of the voting power of PubCo’s outstanding voting stock. Without the ability to obtain immediate control of the PubCo Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of PubCo. Thus, this amendment could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, this amendment will make it more difficult for stockholders to change the majority composition of the PubCo Board, even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of PubCo’s board of directors, the classification of the PubCo Board could be viewed as tending to perpetuate present management. Notwithstanding the foregoing, SilverBox’s board of directors believes that by forcing potential bidders to negotiate with the PubCo Board for a change of control transaction, the PubCo Board will be better able to maximize stockholder value in any change of control transaction. SilverBox’s board of directors is not aware of any present or threatened third-party plans to gain control of PubCo, and this proposal is not being recommended in response to any such plan or threat.
Comparison of Existing Organizational Documents to Proposed Organizational Documents
The Proposed Organizational Documents differ materially from the Existing Organizational Documents. The following table sets forth a summary of the principal changes proposed to be made between the Existing Organizational Documents and the Proposed Organizational Documents. This summary is qualified by reference to the complete text of the Existing Organizational Documents, attached to this proxy statement/prospectus as Annex B and the complete text of the Proposed Charter, a copy of which is attached to this proxy statement/prospectus as Annex C, and the Proposed Bylaws, a copy of which is attached to this proxy statement/prospectus as Annex D. All stockholders are urged to read each of the Proposed Organizational Documents in its entirety for a more complete description of its terms. Additionally, as the Existing Organizational Documents are governed by the Cayman Islands Companies Act and the Proposed Organizational Documents will be governed by the DGCL, we urge stockholders to carefully consult the information set out under the “Comparison of Corporate Governance and Stockholder Rights” section of this proxy statement/prospectus.

Vote Required for Approval
The approval of Organizational Document Proposals requires the affirmative vote of the holders of a majority of the outstanding SilverBox Common Stock present and entitled to vote thereon at the special meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the special meeting. The Organizational Document Proposals are conditioned on the approval of the Business Combination Proposal.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ORGANIZATIONAL DOCUMENT PROPOSALS.

PROPOSAL NO. 3 — THE STOCK ISSUANCE PROPOSAL
Overview
We are seeking stockholder approval, for the purposes of complying with the applicable provisions of Rule 5635 of The Nasdaq Stock Market Listing Rules, the issuance of shares of SilverBox Class C Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements and to Engaged Capital pursuant to the Forward Purchase Agreement (collectively, the “Stock Issuance Proposal”).
Assuming the Business Combination Proposal, each of the Organizational Document Proposals, the Omnibus Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal are approved, SilverBox’s stockholders are also being asked to approve and adopt the Stock Issuance Proposal.
Reasons for the Approval for Purposes of Nasdaq Listing Rule 5635
Under Nasdaq Listing Rule 5635(a)(1), stockholder approval is required prior to the present or potential issuance of common stock or of securities convertible into or exercisable for common stock, in connection with the acquisition of the stock of another company if the common stock is not issued in a public offering for cash and (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the common stock, including securities convertible into or exercisable for common stock, or (2) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the registrant. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Under Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities when a plan or other equity compensation arrangement is established or materially amended.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lesser of the official Nasdaq closing price immediately before signing of the binding agreement and the average official Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. If the Business Combination is completed pursuant to the Business Combination Agreement, SilverBox currently expects to issue 20,000,000 shares of SilverBox Class C Common Stock in connection with the PIPE Subscription Agreements (including shares of SilverBox Class C Common Stock that may be issued pursuant to the Backstop Investment) and the Forward Purchase Agreement.
In the event that this proposal is not approved by SilverBox stockholders, the Business Combination cannot be consummated. In the event that this proposal is approved by SilverBox stockholders, but the Business Combination Agreement is terminated (without the Business Combination being consummated) prior to the issuance of shares of SilverBox Class C Common Stock pursuant to the PIPE Subscription Agreements and the Forward Purchase Agreement, such shares of SilverBox Class C Common Stock will not be issued.
Vote Required for Approval
The approval of the Stock Issuance Proposal requires the affirmative vote (attending virtually or by proxy) of the holders of a majority of all outstanding shares of SilverBox Common Stock entitled to vote and who vote thereon at the special meeting. Accordingly, a SilverBox stockholder’s failure to vote virtually or by proxy at the special meeting of stockholders, an abstention from voting or a broker non-vote will have no effect on the outcome of any vote on this proposal.

The Stock Issuance Proposal is cross-conditioned on the approval of the Business Combination Proposal, the Organizational Document Proposals, the Omnibus Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SILVERBOX STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 4 — THE OMNIBUS INCENTIVE PLAN PROPOSAL
Overview
We are asking our stockholders to approve and adopt the BRC Inc. 2022 Omnibus Incentive Plan (which we refer to as the “Omnibus Incentive Plan”). The Board has approved the Omnibus Incentive Plan prior to the special meeting, subject to approval by our stockholders.
We are seeking stockholder approval of the Omnibus Incentive Plan (i) in order for incentive stock options (ISOs) to meet the requirements of the Code and (ii) in order to comply with applicable listing standards.
Our Board believes that approval of the Omnibus Incentive Plan by the stockholders will benefit the compensation structure and strategy of PubCo. PubCo’s ability to attract, retain and reward employees, consultants and non-employee directors and strengthen the mutuality of interests between such individuals and our stockholders.
The number of shares of Class A Common Stock initially reserved for issuance under the plan will be equal to 10% of the aggregate number of outstanding Class A and Class B shares of PubCo less the number of shares of Class A Common Stock that would be issuable upon the conversion of Incentive Units in Authentic Brands, LLC that are outstanding and unvested as of immediately after the Business Combination (in both cases, determined on a fully diluted basis, as determined as of the date of the Business Combination). Assuming no redemptions take place, and without taking into account the Incentive Units in Authentic Brands, LLC, the maximum number of shares of Class A Common stock initially reserved for issuance under the plan would be 19,140,130 shares. As of January 12, 2022, the closing price on Nasdaq per share of Class A Common Stock of SilverBox, each of which shall be converted to PubCo Common Stock, was $10.09. If the Omnibus Incentive Plan is approved by our stockholders, then the Omnibus Incentive Plan will be effective upon the consummation of the Business Combination.
Set forth below is a summary of the material terms of the Omnibus Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Omnibus Incentive Plan, a copy of which is attached to this proxy statement/prospectus as Annex G. We urge our stockholders to read the entire Omnibus Incentive Plan carefully before voting on this proposal.
Material Terms of the Omnibus Incentive Plan
Awards. The Omnibus Incentive Plan provides for the grant of stock options (both Incentive Stock Options (“ISOs”) and non-qualified stock options (“NSOs”), restricted stock awards, restricted stock unit awards, stock appreciation right awards and other stock-based awards (collectively, “stock awards”), any of which may be granted, without limitation, subject to vesting over time, upon satisfaction of specified performance criteria or a combination of both. The Omnibus Incentive Plan also provides for the grant of cash awards.
Eligibility.  Persons eligible to participate in the Omnibus Incentive Plan will be those officers, employees, non-employee directors and consultants as selected from time to time by the the Board, the compensation committee of the PubCo Board or such other committee as appointed by the PubCo Board pursuant to the terms of the plan (as applicable, the “Administrator”) in its discretion. As January 12, 2022, approximately 871 individuals will be eligible to participate in the Omnibus Incentive Plan, which includes approximately six officers, 840 employees who are not officers, five non-employee directors, and 20 consultants.
Share Reserve.   The aggregate number of shares of PubCo Class A Common Stock that may be issued pursuant to stock awards under the Omnibus Incentive Plan will not exceed the number of shares that constitutes (a) 10% of the aggregate number of outstanding Class A and Class B shares of PubCo less (b) the number of shares of Class A Common Stock that would be issuable upon the conversion of Incentive Units in Authentic Brands, LLC that are outstanding and unvested as of immediately after the Business Combination (in both cases, determined, on a fully-diluted basis, as determined as of the date of the Business Combination) (the “Share Pool”). A portion of the Share Pool, which constitutes 4% of the aggregate number of outstanding Class A and Class B shares of PubCo (also on a fully-diluted basis, as determined as of the date of the Business Combination) will initially be reserved exclusively for awards to our founder, Evan Hafer (the “Founder Pool”).
In addition, on the first day of each calendar year during the term of the plan, the Share Pool will be increased by a number of shares of Class A Common Stock equal to 5% of the aggregate number of shares of Class A and Class B Common Stock of PubCo that were outstanding as of the last day of the prior year (or such lower amount approved by the PubCo Board). Further, the number of shares available shall be proportionally increased to reflect the forfeiture of any Incentive Units in Authentic Brands LLC that were outstanding as of the effective date of the plan.
In general, to the extent that any stock awards under the Omnibus Incentive Plan are forfeited, cancelled, expire, or lapse without the issuance of shares, those shares will become available for issuance under the Omnibus Incentive Plan, as will shares applied to pay the exercise or purchase price of an award or to satisfy tax withholding obligations related to any award. Any shares that were reserved under the Founder Pool that become again available for issuance shall be generally available for awards to eligible participants under the plan and not limited to awards to Mr. Hafer.
Shares issued under the Omnibus Incentive Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted and no shares of PubCo Class A Common Stock have been issued under the Omnibus Incentive Plan.
Incentive Stock Option Limit.   The maximum number of shares of PubCo Class A Common Stock that may be issued upon the exercise of ISOs under the Omnibus Incentive Plan is 19,140,130 shares.
Compensation to Outside Directors. The Omnibus Incentive Plan contains a limitation whereby the value of all awards under the Omnibus Incentive Plan and all other cash compensation paid by PubCo to any non-employee director may not exceed $750,000 in any calendar year.
Administration.   The Omnibus Incentive Plan will be administered by the Administrator. Subject to the limitations set forth in the Omnibus Incentive Plan, the Administrator will have the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Administrator also will have the authority to determine the consideration and methodology for payment for awards.
Minimum Vesting.  The Omnibus Incentive Plan provides that awards other than cash awards or awards made to non-employee directors will be generally subject to a minimum vesting period of one year, subject to certain exceptions for vesting upon terminations of employment due to involuntary termination, death, disability or retirement or a change in control or awards involving an aggregate number of shares not in excess of 5% of the total shares authorized for issuance under the plan.
Stock Options.   A stock option is the right to purchase a certain number of shares of PubCo Class A Common Stock, at a certain exercise price. Under the Omnibus Incentive Plan, ISOs and NSOs are granted pursuant to stock option agreements adopted by the Administrator. Subject to the terms of the Omnibus Incentive Plan, the Administrator determines the exercise price for a stock option, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of PubCo Class A Common Stock on the date of grant. Options granted under the Omnibus Incentive Plan will vest subject to the satisfaction of vesting criteria specified by the Administrator.
Stock options granted under the Omnibus Incentive Plan must be exercised if at all by the optionee before the earlier of the expiration of such option or the expiration of a specified period following the optionee’s termination of employment or other service.
Payment of the exercise price may be made upon such terms and conditions as will be established by the Administrator and set forth in the applicable stock option agreement, which may include cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to PubCo in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations, and rules.
Restricted Stock Awards.   The terms of any awards of restricted stock under the Omnibus Incentive Plan will be set forth in a restricted stock agreement to be entered into between PubCo and the recipient. The Administrator will determine the terms and conditions of the restricted stock agreements, which need not be identical. A restricted stock award may be subject to vesting requirements or transfer restrictions or both. Restricted stock may be issued for such consideration as the Administrator may determine, including cash, cash equivalents, promissory notes, past services and future services.
Award recipients who are granted restricted stock generally have all of the rights of a stockholder with respect to those shares, however the award agreement will specify when and under what conditions dividends and other distributions will not be paid in respect of unvested shares.
Restricted Stock Unit Awards.   Restricted stock unit awards give recipients the right to acquire a specified number of shares of stock (or cash amount or a combination of both) at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the Administrator and as set forth in a restricted stock unit award agreement. A restricted stock unit award may be settled by cash, delivery of stock, or a combination of cash and stock as deemed appropriate by the Administrator. Recipients of restricted stock unit awards generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled in stock, if ever. At the Administrator’s discretion and as set forth in the restricted stock unit award agreement, restricted stock units may provide for the right to dividend equivalents and, if so, will set forth the applicable timing and conditions on receipt.
Stock Appreciation Rights.   Stock appreciation rights generally provide for payments to the recipient based on increases in the price of the PubCo Class A Common Stock over the exercise price of the stock appreciation right. The Administrator determines the exercise price for a stock appreciation right, which generally will not be less than 100% of the fair market value of the PubCo Class A Common Stock on the date of grant. A stock appreciation right granted under the Omnibus Incentive Plan vests based on the satisfaction of vesting conditions specified in the stock appreciation right agreement as determined by the Administrator, and may be granted in tandem with a stock option award. The Administrator determines the term of stock appreciation rights granted under the Omnibus Incentive Plan, up to a maximum of ten years. Upon the exercise of a stock appreciation right, we will pay the participant an amount in stock, cash, or a combination of stock and cash as determined by the Administrator, equal to the product of (1) the excess of the per share fair market value of PubCo Class A Common Stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of PubCo Class A Common Stock with respect to which the stock appreciation right is exercised.
Other Stock Awards.   The Administrator may grant other awards based in whole or in part by reference to the PubCo Class A Common Stock. The Administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Cash Awards.   Cash awards may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other award.
Substitute Awards.   Awards may be granted in substitution or exchange for any other award granted under the Omnibus Incentive Plan or under another equity incentive plan or any other right of an eligible person to receive payment from us. Awards may also be granted under the Omnibus Incentive Plan in substitution for similar awards held for individuals who become participants as a result of a merger, consolidation, or acquisition of another entity by or with us or one of our affiliates.
Certain Transactions.   If any change is made to our capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger, or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Administrator in the shares subject to an award under the Omnibus Incentive Plan. The Administrator will also have the discretion to make certain adjustments to awards in the event of a change in control, such as accelerating the vesting or exercisability of awards, requiring the surrender of an award, or making any other adjustment or modification to the award that the Administrator determines is appropriate in light of such transaction.

Change in Control.   The Administrator may provide, in an individual award agreement or in any other written agreement between the participant and us that the stock award will be subject to acceleration of vesting and exercisability in the event of a change in control.
Transferability.   Unless the Administrator provides otherwise, no award granted under the Omnibus Incentive Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), except by will, the laws of descent and distribution, provided that the Administrator may provide that a participant may transfer an NSO to certain family members.
Plan Amendment and Termination.   The Board or Administrator may amend or terminate any award, award agreement, or the plan at any time; however, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or exchange listing standards. The PubCo board and Administrator will not have the authority, without the approval of stockholders, to reprice any outstanding option or share appreciation right. For purposes of the Omnibus Incentive Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under GAAP, or (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying shares of common stock. The Omnibus Incentive Plan will remain in effect for a period of 10 years (unless earlier terminated or extended).
Recoupment.   All awards granted under the Omnibus Incentive Plan, all amounts paid under the Omnibus Incentive Plan and all shares of common stock issued under the Omnibus Incentive Plan will be subject to recoupment, clawback or recovery by PubCo in accordance with applicable law and with PubCo’s policy (whenever adopted) regarding the same, regardless of whether such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.
Summary of U.S. Federal Income Tax Consequences of the Omnibus Incentive Plan
This is a brief summary of the federal income tax aspects of awards that may be made under the Omnibus Incentive Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does generally not describe a number of special tax rules and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside or otherwise pay taxes, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Omnibus Incentive Plan depend upon the type of award.
Incentive Stock Options.   The recipient of an incentive stock option generally will not be taxed upon grant of the option. Ordinary federal income taxes generally are imposed only when the shares of PubCo Class A Common Stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the PubCo Class A Common Stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of PubCo Class A Common Stock until more than one year after the receipt of the shares and two years after grant of the option, then, upon sale or disposition of the shares, any gain recognized upon the sale of the shares will be treated as a long-term capital gain. If a recipient fails to hold the shares for the periods described in the preceding sentence, the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the PubCo Class A Common Stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Subject to the limitations of Section 162(m) of the U.S. Internal Revenue Code and applicable guidance, PubCo generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.
Non-qualified Stock Options.   The recipient of NSOs generally will not be taxed upon the grant of the option. Upon the exercise of an NSO, the excess of the fair market value of the PubCo Class A Common Stock purchased on the exercise date over the exercise price of such shares will be taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. Subject to the limitations of Section 162(m) of the U.S. Internal Revenue Code and applicable guidance, PubCo generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.
Other Awards.   Recipients who receive restricted stock unit awards generally will recognize ordinary income when they receive shares on settlement of the awards in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted stock subject to a vesting requirement generally will recognize ordinary income at the time of vesting in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted stock that is not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the U.S. Internal Revenue Code to recognize ordinary income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of the PubCo Class A Common Stock on the exercise date over the exercise price. Subject to the limitations of Section 162(m) of the U.S. Internal Revenue Code and applicable guidance, PubCo generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND PUBCO UNDER THE OMNIBUS INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE OR OTHERWISE PAYS TAXES.
Omnibus Incentive Plan Benefits
Grants of awards under the Omnibus Incentive Plan to PubCo’s executive officers, non-executive directors and other eligible participants are subject to the discretion of the Administrator. Therefore, with the exception of Mr. Hafer, it is not possible to determine the future benefits that will be received by these participants under the Omnibus Incentive Plan. However, we do anticipate that Mr. Hafer will receive an award with respect to up to 4% of the shares of Class A Common Stock of PubCo. For additional information regarding this award, including the performance goals, see “— Executive Compensation- Equity Compensation” below.
Interests of SilverBox Directors and Officers in the Omnibus Incentive Plan Proposal
When you consider the recommendation of the SilverBox Board in favor of approval of the Omnibus Incentive Plan, you should keep in mind that certain of SilverBox’s directors and officers have interests in the Omnibus Incentive Plan that are different from, or in addition to, your interests as a stockholder or warrantholder, including, among other things, the existence of financial and personal interests. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SilverBox’s Directors and Officers in the Business Combination.”
Registration with the SEC
If the Omnibus Incentive Plan is approved by the stockholders of SilverBox and becomes effective, PubCo intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the Omnibus Incentive Plan as soon as reasonably practicable after PubCo becomes eligible to use such form.
Vote Required for Approval
The approval of the Omnibus Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the SilverBox Common Stock present and entitled to vote thereon at the special meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the special meeting. The Omnibus Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal, the Organizational Document Proposals, the Employee Stock Purchase Plan Proposal and the Stock Issuance Proposal.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE OMNIBUS INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 5 — THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL
Overview
We are asking our stockholders to approve the BRC Inc. 2022 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan” or “ESPP”), which the Board has approved prior to the special meeting, subject to the approval of our stockholders.
We are seeking stockholder approval of the Employee Stock Purchase Plan (i) in order meet the requirements of the Code relating to employee stock purchase plans and (ii) in order to comply with the Nasdaq Listing Rules. If the ESPP is approved by our stockholders, then the ESPP will be effective upon the date of such approval.
We strongly believe in improving opportunities for our employees to reap the benefits of increases in our stock’s value. The ability to contribute a portion of earnings to purchase our shares would represent a key benefit for our employees. We believe that such a program improves our ability to attract, retain and incentivize our talent, and ultimately, better aligns the interests of our employees with those of our shareholders.
As of January 12, 2022, we anticipate that approximately 846 employees, including six officers, would be eligible to participate in the Employee Stock Purchase Plan. Consultants and non-employee directors are not eligible to participate in the Employee Stock Purchase Plan.
Material Terms of the Employee Stock Purchase Plan
Purpose of the Employee Stock Purchase Plan.    The purpose of the Employee Stock Purchase Plan will be to provide employees of PubCo and its participating subsidiaries with the opportunity to purchase PubCo’s Class A Common Stock at a discount through accumulated payroll deductions during successive offering periods. We believe that the Employee Stock Purchase Plan enhances such employees’ sense of participation in our performance, aligns their interests with those of our stockholders, and is a necessary and powerful incentive and retention tool that benefits our stockholders. While we continue to maintain an “Up-C” structure, PubCo will not be eligible to satisfy certain of the rules for maintaining a tax-qualified “employee stock purchase plan” under Section 423 of the Code, which rules only permit participation in such a plan by employees of a “subsidiary corporation” as defined in Section 424(f) of the Code. Thus, when the ESPP becomes effective, it initially will be operated as a nonqualified plan. However, the ESPP provides that the plan may, upon the determination of the committee appointed to administer the plan, begin to be operated as a tax-qualified “employee stock purchase plan” under section 423 of the Code at a future date (the “Section 423 Effective Date”).
Administration.   The ESPP will be administered by the compensation committee of the PubCo board or such other committee appointed by the board of directors of PubCo to administer the plan (the
“ administrator”), which will have the right to determine questions that may arise regarding the interpretation and application of plan provisions and to make, administer and interpret such rules as it deems necessary or advisable.
Eligibility.   Our executive officers and all of our other employees will be allowed to participate in the ESPP provided that the administrator, in its discretion, may also exclude certain designated groups of employees. From and after the Section 423 Effective Date, any such exclusion will be based only on the following unless prohibited by applicable law, so long as, for offerings, any such exclusion is applied uniformly to all employees:
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any employee who is customarily scheduled to work 20 hours or less per week;

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any employee whose customary employment is not more than five months in a calendar year;

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any employee who has been employed less than two years;

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any employee who is not employed prior to the applicable exercise date; and

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any employee who is a highly compensated employee (within the meaning of Section 414(q) of the Code) or any highly compensated employee with compensation above a specified level, who is an officer, or who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

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any employee who is a citizen or resident of a jurisdiction outside the United States if the grant of the option is prohibited under the laws of the jurisdiction governing such employee or compliance with the laws of the jurisdiction would cause the Section 423 Component or any offering or option granted thereunder to violate the requirements of Section 423 of the Code.

Eligible employees become participants in the Employee Stock Purchase Plan by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the first day of the applicable offering period. Non-employee directors and consultants are not eligible to participate in the Employee Stock Purchase Plan. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.
Shares Available for Awards.   The initial number of shares available for issuance pursuant to the ESPP will be a number of shares of PubCo Class A Common Stock equal to 2% of the total number of outstanding shares of PubCo Class A Common Stock and PubCo Class B Common Stock (on a fully diluted basis, as determined as of the date of the Business Combination), which reserve amount will be increased on the first day of each calendar year during the term of the Employee Stock Purchase Plan commencing with the year following the closing of the merger by the lesser of (a) 1% of the total number of shares of PubCo Class A Common Stock and Class B Common Stock outstanding on the last day of the immediately preceding calendar year, or (b) an amount determined by the Board. Assuming no redemptions take place, the maximum number of shares of Class A Common stock initially reserved for issuance under the plan would be 3,828,026 shares. The number of shares subject to the ESPP may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.” As of January 12, 2022, the closing price on Nasdaq per share of Class A Common Stock of SilverBox, each of which shall be converted to PubCo Common Stock, was $10.09.
Offering Periods and Purchase Periods.    PubCo Class A Common Stock is offered to eligible employees under the Employee Stock Purchase Plan during offering periods. Offering periods under the ESPP will commence when determined by the administrator. The length of an offering period under the Employee Stock Purchase Plan is determined by the administrator and may be up to 27 months long and each offering period will consist of one or more purchase periods. Employee payroll deductions are used to purchase shares of PubCo Class A Common Stock on the exercise date of an offering period. The exercise date for each offering period is generally the final trading day in the offering period. The administrator may, in its discretion, modify the terms of future offering periods.
Enrollment and Contributions.   The Employee Stock Purchase Plan permits participants to purchase PubCo Class A Common Stock through payroll deductions of up to $25,000 of their eligible compensation as of each calendar year during an offering period. The administrator will establish the maximum number of shares that may be purchased by a participant during any offering period, which in the absence of such designation will be 5,000 shares for an offering period that has one purchase period and 10,000 shares for an offering period that has more than one purchase period. In addition, no employee is permitted to accrue the right to purchase stock at a rate in excess of $25,000 worth of shares during any calendar year. This limitation applies both before and after the Section 423 Effective Date.
Purchase Rights.   On the first trading day of each offering period, each participant is automatically granted an option to purchase shares of PubCo Class A Common Stock. The option expires on the last trading day of the applicable offering period and is exercised at that time to the extent of the payroll deductions accumulated during the offering period. Any remaining balance is carried forward to the next offering period unless the participant has elected to withdraw from the ESPP, as described below, or has ceased to be an eligible employee.
Purchase Price.   The purchase price of the shares of PubCo Class A Common Stock under the Employee Stock Purchase Plan, in the absence of a contrary designation by the administrator, is 85% of the lower of the fair market value of PubCo Class A Common Stock on the first trading day of the offering period or on the final trading day of the offering period. The fair market value per share of PubCo Class A Common Stock under the Employee Stock Purchase Plan generally is the closing sales price of PubCo Class A Common Stock on the date for which fair market value is being determined, or if there is no closing sales price for a share of PubCo Class A Common Stock on the date in question, the closing sales price for a share of PubCo Class A Common Stock on the last preceding date for which such quotation exists.
Withdrawal and Termination of Employment.   Participants may voluntarily end their participation in the Employee Stock Purchase Plan at any time during an offering period prior to the end of the offering period by delivering written notice to PubCo, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of PubCo Class A Common Stock Participation in the Employee Stock Purchase Plan ends automatically upon a participant’s termination of employment and any remaining accrued payroll deductions in the participant’s account will be paid to such participant following such termination.
Adjustments.   In the event of certain transactions or events affecting the PubCo Class A Common Stock, such as any stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other increase or decrease in the number of shares of PubCo Class A Common Stock effected without receipt of consideration by PubCo, the administrator will make equitable adjustments to the Employee Stock Purchase Plan and outstanding rights under the Employee Stock Purchase Plan.
Certain Transactions.   In the event of a merger, consolidation or similar transaction, an acquiring or successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding option, the offering period then in progress may be shortened by setting a new exercise date. The administrator will notify each participant in writing or electronically that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period. Instead of shortening the offering period then in progress, the administrator may also provide for (i) termination of outstanding rights in exchange for an amount of cash that would have been obtained if such right had been exercised or (ii) provide that all outstanding rights will be terminated without being exercised.
Foreign Participants.   The administrator may provide special terms, establish supplements to, or amendments, restatements or alternative versions of the Employee Stock Purchase Plan, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.
Transferability; Holding Periods.   A participant may not transfer rights granted under the Employee Stock Purchase Plan other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant. In addition, the administrator may require that participants hold and not transfer any shares of PubCo Class A Common Stock acquired pursuant to the ESPP for a set period following their acquisition.
Plan Amendment and Termination.   The Board may amend, suspend or terminate the Employee Stock Purchase Plan at any time and from time to time. However, stockholder approval must be obtained for any amendment that increases the aggregate number or changes the type of shares that may be sold pursuant to rights under the Employee Stock Purchase Plan, changes the designation or class of employees who are eligible to participate in the Employee Stock Purchase Plan or, from and after the Section 423 Effective Date, changes the Employee Stock Purchase Plan in any way that would cause the Employee Stock Purchase Plan to no longer be an “employee stock purchase plan” under Section 423(b) of the Code.
Summary of Material U.S. Federal Income Tax Consequences
This is a brief summary of the U.S. federal income tax consequences of the Employee Stock Purchase Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside or otherwise pay taxes, nor does it reflect the tax consequences of a holder’s death.
Prior to the Section 423 Effective Date.   Rights granted under the ESPP prior to the Section 423 Effective Date will not be intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Section 423 of the Code. With respect to these rights, a participant will have compensation income equal to the value of the shares at the time of purchase, less the purchase price. When a participant sells such shares, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of shares at the time of purchase. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
Any compensation income that a participant receives upon sale of shares that he or she purchased under rights granted pursuant to the ESPP prior to the Section 423 Effective Date will be subject to withholding for income, Medicare and social security taxes, as applicable.
From and After the Section 423 Effective Date.   With respect to rights granted under the ESPP, following the Section 423 Effective Date, the ESPP and the right of participants to make purchases thereunder, will be intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Employee Stock Purchase Plan. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Employee Stock Purchase Plan. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition of shares, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares at the time the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.
If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and PubCo will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and PubCo will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.
THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE EMPLOYEE STOCK PURCHASE PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.
Employee Stock Purchase Plan Benefits
As described above, PubCo’s directors are not eligible to participate in the ESPP. The benefits to be received by PubCo’s executive officers and employees as a result of the proposed approval of the Employee Stock Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions.
Registration with the SEC
If the Employee Stock Purchase Plan is approved by the stockholders of SilverBox and becomes effective, PubCo intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the Employee Stock Purchase Plan as soon as reasonably practicable after PubCo becomes eligible to use such form.
Vote Required for Approval
The approval of the Employee Stock Purchase Plan Proposal requires the affirmative vote of the holders of a majority of the SilverBox Common Stock present and entitled to vote thereon at the special meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the special meeting. The Employee Stock Purchase Plan Proposal is conditioned on the approval of the Business Combination Proposal, the Organizational Document Proposals, the Omnibus Incentive Plan Proposal and the Stock Issuance Proposal.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
The Adjournment Proposal, if adopted, will allow SilverBox’s board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to SilverBox’s stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve one or more of the proposals presented at the special meeting or Public Stockholders have elected to redeem an amount of Public Shares such that the minimum available cash condition to the obligation to Closing would not be satisfied. In no event will SilverBox’s board of directors adjourn the special meeting of stockholders or consummate the Business Combination beyond the date by which it may properly do so under the Existing Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by SilverBox’s stockholders, SilverBox’s board of directors may not be able to adjourn the special meeting of stockholders to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Business Combination Proposal or Public Stockholders have elected to redeem an amount of Public Shares such that the minimum available cash condition to the obligation to Closing would not be satisfied.
Vote Required for Approval
The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of SilverBox Common Stock represented virtually in person or by proxy and voted thereon at the special meeting vote “FOR” the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other Stockholder Proposals.
Recommendation of SilverBox’s Board of Directors
SILVERBOX’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT BRCC
A Letter from Our Founder
What do black rifles have to do with coffee? The answer is simple if you talk to America’s veterans.
In the military, they issue each of us a black rifle. It’s the one thing that every veteran in the last 50 years has in common. Veterans also share a love of country and a passionate belief in service on behalf of others. The United States of America is the greatest nation on earth, and every citizen should be grateful for the men and women who have carried their black rifles to protect and preserve our freedoms.
As someone who also earned the Special Forces green beret, I had the opportunity to carry my black rifle into combat alongside my brothers and sisters in arms on many occasions. Together, we did our best to defend the United States of America, the world’s beacon of hope, the greatest experiment in human history. I am proud to have witnessed the courage of these men and women, and whether I was at a remote forward operating base or a CIA safe house, we came together often for a cup of coffee — with our black rifles always within reach.
When I founded this company, I wanted to use coffee as a means of bringing people together around the common idea of loving America, with the goal of honoring those who serve this great nation. I wanted to live a happy and fulfilling life and create a company that would allow those I served with to do the same.
I combined the black rifle every veteran had in common, with the coffee that brought us together, and the mission we all had: to serve. That’s how Black Rifle Coffee Company was born.
We started in 2014. I was a one-man operation in my garage, newly separated from a lifetime of government service. With nothing more than a 1-pound roaster, the skills I honed as a Special Forces soldier and CIA operative, and a work ethic instilled by my Idaho-logger father, I roasted 500 1-pound bags of coffee for my friends Mat Best and Jarred Taylor to sell through their veteran-owned company on Black Friday.
We sold out almost immediately.
From there, we joined forces and capitalized on the momentum of those first 500 bags of Dark Roasted Freedom and pushed forward with a marketing strategy that relied on humor and innovation, backed by a coffee lineup that was fresh roasted and delivered directly to our customers. We also wanted to reach people on their terms, so we launched a coffee club, giving our customers the option to subscribe to their favorite roast.
The Coffee Club changed everything. In 2015, we had three employees and shipped just over 15,000 orders. By 2017, with the company doubling its sales every year, we decided that not only would we serve those who serve us, but we would aim to hire as many of them as possible. We said we would hire 10,000 veterans in 10 years.
In 2020, we ended the year with approximately 400 full-time employees, more than 50% of whom are veterans or veteran family members. Despite a year hard-hit by a pandemic, civil unrest, and supply chain issues, we roasted over six million pounds of coffee and shipped over 3.7 million orders. Today, we have more than 270,000 devoted Coffee Club subscribers, and brick-and-mortar coffee shops have opened around the country.
We have also launched multiple subscription products, including a sticker club and a merch club. We are selling two million RTD canned coffees per month in over 35,000 stores nationwide, a product that is growing faster than any other in the category — even though we’re competing against much larger companies like Starbucks and Monster.
Today, as I write this, we are bringing millions of people together over a good cup of coffee. We’re also entertaining, informing, and inspiring our community with a media machine that is unrivaled by any other company in our space.
At its core, this company is still owned, led, and staffed by people who love America. Many of us have served our nation in some capacity and continue to be motivated by the idea of being part of a company that continues to honor and serve our brothers and sisters on the front lines, in the fox hole, on the fire truck, or in a police cruiser. While you read this letter, there are countless people out there working at every hour of the day to protect your freedoms, protect your life, and protect your family and community.
We serve those who serve our great nation. We serve great coffee. We serve because it’s fulfilling and makes us happy. That’s who we are, and that’s the company I founded the day I roasted that first bag of coffee in my garage.
Evan D. Hafer
Founder and CEO

Our Mission
Our mission at Black Rifle Coffee Company is to serve premium coffee and content to active military, veterans, first responders, and those who love America. Our company began with a simple premise — to provide a quality product while giving back to the veteran, active military, and first responder communities through direct hiring, inspiring stories told through our media channels and charitable donations. As a business founded and owned by combat veterans of the Global War on Terror, we are mission-driven: everything we do, every decision we make, is in service of our mission.
It begins with our people. At Black Rifle Coffee, our goal is to hire 10,000 veterans and be the employer of choice for individuals seeking a post-military career, with the aim of not just hiring veterans, but also inspiring veterans to become entrepreneurs and highlighting for other businesses the benefits of hiring veterans. Today, veterans and veteran spouses comprise approximately 50% of our total employee base of over 700 people, including part-time and seasonal workers. According to the US Bureau of Labor and Statistics (BLS), there are 18.5 million U.S. military veterans, comprising approximately 7% of the U.S. adult population. While BLS data suggest veteran unemployment rates track the overall market in general, a recent study by ZipRecruiter indicates that underemployment among veterans is approximately 15.6% higher than the general population. More significant, veterans suffer from mental health issues at a much greater rate than their civilian counterparts. According to the National Institute of Health, 18 to 22 American veterans commit suicide daily and young veterans aged 18-44 are most at risk.
Medical records of veterans reveal “that one in three patients was diagnosed with at least one mental health disorder — 41% were diagnosed with either a mental health or a behavioral adjustment disorder.” Approximately 50,000 American veterans are homeless and face the same difficulties as non-veterans in addition to service-related matters. Separation from military service and issues related to complex multiple deployments are among specifically identified veteran issues.
This is why our mission is so important.
We are on pace to donate over $3 million of coffee to military and first responder units and over $1 million in other donations to charitable organizations in 2021. Upon the closing of this transaction, we will donate over 530,000 shares of Class A Common Stock to the BRCC Fund. The Fund will focus on veteran-related causes important to the Company, including education and job training for veterans and scholarships for family members of veterans killed or wounded in action.
Who We Are
“Proudly serving premium coffee and content to active military, veterans and first responders, and those who love America.”
Black Rifle Coffee Company is a rapidly growing, veteran-controlled and led coffee and media company with an incredibly loyal and quickly expanding community of more than 1.9 million lifetime consumers, more than 270,000 active coffee club subscribers, and 11.1 million social media followers across Black Rifle Coffee’s, co-founders’, and key media personalities’ accounts as of November 30, 2021. Evan Hafer, Mat Best, and Jarred Taylor founded the Company in 2014 with a one-pound roaster in Evan’s garage, roasting, packaging, and shipping bagged coffee direct to consumers. In 2015, our first full year of operations, we generated revenues of approximately $1 million.
Today, Black Rifle Coffee operates out of facilities and offices in Salt Lake City, Utah; Manchester, Tennessee; and San Antonio, Texas, and offers over 20 varieties of roasted whole bean and ground coffee, plus RTD, single-serve, and instant coffee. Our historical financial performance reflects the scale and growth of our company. We generated revenues of $82 million and $164 million for the years ended December 31, 2019 and 2020, respectively, representing a growth rate of 100%. We generated revenues of approximately $8 million, $33 million, and $59 million in 2016, 2017 and 2018 respectively.
At Black Rifle Coffee, we develop our roast profiles with the same mission focus we learned as military members serving our country. We produce creative and engaging, cause-related media content, self-produced podcasts, and digital and print journalism in-house to inform, inspire, entertain, and build our community. We also sell Black Rifle Coffee-brand apparel, coffee brewing equipment, and outdoor and lifestyle gear that our consumers proudly wear and use to showcase our brand. Merchandise and equipment sales accounted for approximately 12% of our revenues for the year ended December 31, 2020.
At the heart of everything we do is our commitment to supporting active military, veterans, first responders, and those who love America. We do this through coffee donations to active duty servicemembers, philanthropic donations to community organizations, and employment, educational, and training support for veterans in need. Additionally, from time to time, we donate a portion of our sales on select products to law enforcement, firefighter, and first responder causes directly.
We are a digitally native brand with an established omnichannel business model, reaching our customers through one reportable segment that is comprised of three channels: Direct to Consumer (“DTC”), Wholesale, and Outposts. Our DTC channel includes our e-commerce business, through which consumers order our products online and products are shipped to them. Our Wholesale channel includes products sold to an intermediary such as convenience, grocery, drug, and mass merchandise stores, as well as outdoor, DIY, and lifestyle retailers, who in turn sell those products to consumers. Our Outpost channel includes revenue from our company-operated and franchised Black Rifle Coffee retail coffee shop locations.
Our DTC platform has been the core of our business from day one starting with www.blackriflecoffee.com. It has enabled us to quickly become a large, recognizable, and fast-growing beverage brand in the United States, while also allowing us to better understand our consumers and their consumption preferences.
We offer a subscription service, our Coffee Club, through which DTC consumers can receive ground, whole bean, single serve, instant, or RTD coffee shipped to their home or office as frequently as every fourteen days. We believe the Coffee Club offers unparalleled value and convenience for consumers. As of September 30, 2021, we had more than 270,000 Coffee Club subscribers, a number that has grown by more than 20 times since March 31, 2017. We also sell coffee, apparel, and gear online for individual purchase on a non-subscription basis. Our DTC channel generated $115.7 million of sales for the nine months ended September 30, 2021, compared to $89.5 million over the corresponding period in 2020, representing an increase of 29%. More than 40% of our 2021 revenue is expected to come from reoccurring subscriptions.
Our Wholesale channel complements our DTC sales. In our Wholesale channel, we sell coffee, apparel, and gear through leading outdoor, DIY, and lifestyle retailers, including Bass Pro Shops, Cabela’s, and 5.11 Tactical, as well as specialty retailers. We also sell RTD coffee in leading convenience, grocery, drug, and mass merchandise retailers, including Casey’s General Store, Circle K, Kum & Go, Speedway, 7-Eleven, Publix, HEB, Walmart, CVS, and Sam’s Club. Our Wholesale channel generated $38.6 million of sales for the nine months ended September 30, 2021, compared to $13.5 million over the corresponding period in 2020, representing an increase of 186%.
We also operate and franchise Black Rifle Coffee shops, which we call “Outposts.” We believe our Outposts redefine the typical coffee shop experience, offering consumers an immersive environment in which to enjoy a freshly brewed cup of high-quality coffee, stock up on Black Rifle Coffee merchandise and bagged coffee, and connect with members of the local community. We opened our first company-operated Outpost in 2020 in San Antonio, Texas, and we are in the early stages of our nationwide growth, with nine Outposts across six states as of September 30, 2021. Our Outpost channel generated $7.0 million of sales for the nine months ended September 30, 2021, compared to $1.0 million over the corresponding period in 2020 representing an increase of 574%.
We believe our unique, mission-driven approach, passionate community following, and high-quality products and merchandise have made Black Rifle Coffee one of the fastest-growing consumer brands today and have driven strong operating results.
Our Community
Black Rifle Coffee Company was founded with a commitment to giving back to and supporting active military, veterans, first responders, and those who love America. As a veteran-founded and veteran-controlled company, we are committed to hiring veterans and veteran spouses, which represent approximately 50% of our workforce. Our media campaigns celebrate the active military, veterans, and first responders and showcase their unique stories and experiences. We are on pace to donate coffee valued at over $3 million to military and first responder units, and over $1 million in other donations to charitable organizations in 2021.
Our mission-driven approach and brand values resonate with our consumers and allowed us to build a strong Black Rifle Coffee community. According to a company survey, the top three reasons that customers purchase from Black Rifle Coffee are due to our support for the military and veterans, our great tasting coffee, and our brand’s alignment with their values. Our community is broad and reaches a diverse audience across geographies and demographics.
This community-driven approach and our commitment to supporting veterans have been key drivers behind the strong connections we have built with a diverse customer base. Our top three DTC markets today are the New York, Dallas-Ft. Worth, and Los Angeles metropolitan statistical areas (MSAs), which are among the five largest MSAs in the entire country. Our mix of consumers is balanced across age groups and income levels. We believe Black Rifle Coffee truly is America’s CoffeeTM.
Our NPS of 78 demonstrates the strength of our brand and the level of advocacy our consumers exhibit on our behalf. We have the highest NPS among our coffee competitors and one of the highest across all consumer brands. We are proud to be supported by a strong community of consumers who love our products and are inspired by our mission.
Our Industry and Opportunity
We are uniquely positioned in the $45 billion U.S. coffee market and operate across the at-home, RTD, and out-of-home coffee segments, which can be characterized as follows:
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At-Home Coffee:   Coffee sold in traditional food retail channels, including food, drug, mass, and club stores, as well as online, for at-home consumption;

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RTD:   Coffee sold in a prepared form and are ready for consumption, most often in cans or bottles; and

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Out-of-Home:   Coffee prepared by a retail or restaurant establishment for on-site or to-go consumption outside of the home.

Coffee is an important, daily ritual for individuals across the United States and the world. We believe that this makes it an attractive business to be in, as we have the potential to serve the broad base of daily coffee consumers. According to a Stax study, we believe we have a large addressable market of over 114 million potential consumers, representing a $28.4 billion opportunity. Within the addressable market of over 114 million potential consumers, we believe there is a subset of 43 million potential consumers that have similar demographic, psychographic, and behavioral characteristics to our existing consumer base. This group of 43 million potential consumers is estimated to represent at least an $11 billion opportunity. We currently generate approximately $22 of average at-home coffee spend per purchase.
We believe that we serve a more attractive customer base than the broader coffee market, as our customers are more engaged with our brand, our customers consistently buy our branded merchandise in addition to coffee, and our customers spend more than the typical coffee buyer on a per-purchase basis, according to Stax. Our Outposts have an attractive check size of approximately $12 to $13, partly due to a significant amount of merchandise sales, including shirts, hats, drinkware, and bagged coffee, which accounts for roughly 48% of Outpost revenues. We believe our customer base spans geographies and skews younger and more affluent than the general population.

What Sets Us Apart
We believe the following strengths differentiate us from our competitors and are important to our success:
Powerful, Growing Brand with a Passionate Consumer Base
We believe our mission-driven approach has made Black Rifle Coffee the preferred choice for consumers who appreciate our brand and high-quality coffee and products. Our consumers frequently engage with our brand across various online platforms. We have also received endorsements from well-known celebrities and brands, including Joe Rogan, Dave Portnoy, Bass Pro Shops, Bassmaster Elite Series, JR Motorsports, The Washington Football Team, and NASCAR.
We have a broad and diverse consumer base that stretches across geographies, age groups, and genders and includes individuals who support veterans and first responders across America. We support and build our brand through significant investments in traditional, digital, and social media and a wide-range of grass-roots initiatives that foster interaction with our target consumers. Our consumers proudly wear Black Rifle Coffee apparel, display Black Rifle Coffee banners and decals, buy multiple Black Rifle Coffee products, and proactively recommend us to their friends, family, and others through social media and by word-of-mouth. We believe the emotional connection and brand advocacy of our consumers helps fuel our growth and grants us the opportunity to expand our product offering.
As our consumer base grows, the Black Rifle Coffee brand becomes more integrated, more data-driven, more inspiring, more social, and more widely known. We believe our NPS of 78, compared to an average NPS of 21, is the highest in our category, according to a consumer survey conducted in June 2021.
As we have continued to grow, our mission of supporting active military, veterans, first responders, and those who love America has stayed true. We believe our mission-driven approach resonates with our consumers and creates an authentic brand experience.
Powerful, Differentiated Media Platform that Informs, Inspires and Entertains
We believe our large and loyal consumer base is a direct result of our differentiated, creative media content produced in-house.
Our social media following across Black Rifle Coffee, co-founders’, and key media personalities’ accounts, drove 3.7 billion social media impressions year-to-date as of November 2021 on Instagram, Facebook, TikTok, Twitter, and YouTube. We have 32 employees focused on content creation and over 50 brand ambassadors who use their content and social media presence to promote our brand. Our in-house integrated platform leverages data science, marketing technology, creative messaging, and unique insights on consumer behavior to create content our consumers will engage with and love. Our marketing technology and media ecosystem also drives unpaid traffic to our sites with 70% of website sales coming from owned sources and a 7% conversion rate from unpaid web traffic, according to Google Analytics. We also have attractive marketing returns. The lifetime value of a new customer, on average, is more than 4x the cost to acquire them, and we realize a 5x return on advertising spend.
Our “Coffee or Die” magazine is a news and lifestyle magazine launched in June 2018 to cover stories both about and for the military, first responder, veteran, and coffee enthusiast communities. The magazine began online, and in August 2021 we published our first print edition. In addition to our 32 employees focused on content creation, we have a team of 25 individuals who write and create content for the magazine. From embedding reporters with troops in Iraq and Afghanistan to covering civil unrest across America, our team of reporters and editors have shown time and again that we’ll go anywhere to get the most important stories. We also focus our content team on creating “how to” videos that showcase how to use our Black Rifle Coffee gear and brew coffee the right way. These videos have amassed over 80,000 views on YouTube and create the opportunity for people to become more familiarized with the other content that we have to offer. We have sold over 9,300 copies of our recently launched paper version of the Coffee or Die magazine and average 1.1 million engagements per month in the online form of the magazine.
We utilize a three-pronged strategy to craft a unique brand by engaging our community with high-quality content produced in-house:
•
Inform:    We want our audience to love coffee as much as we do, and we seek to convert casual coffee drinkers into coffee aficionados. To do this, we create educational content about coffee history, sourcing, and high-quality coffee products and preparation techniques. We regularly deliver premium quality branded content to our community, primarily through the creation and production of unique short films, photography, and editorial features.

•
Inspire:    We are committed to inspiring our community through stories of active military members, veterans, and local heroes doing great deeds on the battlefield and in their communities. These stories have historically included features of past and current employees of Black Rifle Coffee Company through our “ It’s Who We Are” video series. “Inspire” communicates the beating heart of Black Rifle Coffee; it’s the why behind what we do, and it is the centerpiece of the cultural movement that has followed our business.

•
Entertain:    Our entertaining content spans across many platforms including YouTube, Facebook, Instagram, and TikTok. We have an established content creation team with over 50 influencers that create unique videos as the foundation of our organic marketing strategy. We believe the “Entertain” vertical is the first thing that comes to mind when consumers think of Black Rifle Coffee media. Our audience loves the irreverent humor, slow-motion explosions, original music, and signature positivity that comes across in every piece we produce. In addition to video content, we also have a podcast covering topics including hunting and fishing, adventure, American history, and other inspirational stories that speak to the American dream. The podcast features Evan Hafer, Mat Best, Jarred Taylor, and Logan Stark, who have a combined six million social media followers. In addition to the podcast, Evan, Mat, Jarred, and Logan are all highly involved and featured in content creation. The content we create is built on authenticity and Mat and Evan’s involvement helps that message come through.

Social Media Follower Count(1)(2)(3)

11.1M(1)
3.7B+
Social Media Impressions(2)
7.9M
3.1M
2.9M
1.8M
1.7M
0.6M
0.4M
Facebook
Instagram
Twitter
TikTok
YouTube

(1)
Followers include Mat Best, Evan Hafer and Heather Lynn followers, which can include duplicate followers across accounts, as of November 30, 2021

(2)
Social media impressions are year-to date as of November 2021 and includes over 2.0 billion impressions organically driven by our consumers themselves on various social media platforms.

(3)
Chart includes social media follower count of certain lifestyle brands and branded food/beverage company for illustrative purposes. It is not intended to be an exhaustive list, nor a representative sample of BRCC’s competitors. For example, the chart does not include Starbucks (more than 65 million total followers), Dunkin’ (more than 22 million total followers) and Tim Horton (more than 4.5 million total followers). Social medial follower counts of companies other than BRCC does not include follower counts of executives or employees of such companies.

Proven Ability to Reach a Broad, Diverse Audience
We have established a broad and diverse audience from coast to coast. We currently have 44 MSAs with over $500,000 in sales. Our top five MSAs include New York, Dallas, Los Angeles, Washington D.C., and Phoenix. Our top five MSA’s are in densely populated cities and made up approximately 8% of our total sales for the year ended December 31, 2020. While we have a strong presence in major markets, we still have the opportunity to grow brand awareness, with less than 20% aided awareness in any region of the country. Our customer base also skews younger and more affluent, as approximately 65% of our customer base is under the age of 50, while 71% earn more than $75,000 per year, according to a company survey. We believe that this is evidence of our broad appeal, not just to active duty military, veterans, and first responders, but also to those who enjoy premium coffee and share our commitment to serving our communities.
Digitally Native Platform
We started Black Rifle Coffee Company as a digitally native brand, which provides a competitive advantage in our ability to build meaningful relationships with consumers and collect valuable customer data. We can leverage the data from our digitally native platform to inform decisions around entering new markets and building new Outposts. Our digital approach has also created the opportunity to grow our organic marketing platform and reach customers through different digital mediums. We have leveraged our strong digital capabilities to expand our brand and build an omnichannel business platform.
Omnichannel Model Creating an Attractive Flywheel for Growth
We reach our customers across channels and occasions — at-home through our DTC channel, on-the-go through our RTD products, in their community through our Outpost channel, and where they shop through our Wholesale channel. This “omnichannel flywheel” drives growth through diverse channels, broadens our reach and engagement with our consumers, and generates strong returns on investment. As our community base continues to grow through this “omnichannel flywheel,” we believe every community member’s experience with Black Rifle Coffee will become more inspiring, more immersive, and more connected, creating a virtuous cycle of growth and retention.
DTC:   Our DTC channel includes subscription and non-subscription sales through our own website, as well as sales through Amazon. Our DTC subscriber base has grown at a 218% CAGR since inception and includes more than 270,000 active Coffee Club subscribers as of September 30, 2021. Our subscription business provides a recurring revenue stream with strong customer retention, as evidenced through our monthly subscriber churn rate of approximately 3.5%, which, according to third party research, is below the consumer products subscription industry average of approximately 10%. Our digital capabilities provide a distinct advantage and enable us to form direct relationships with our customers and capture valuable customer data and insights. We utilize digital marketing tools to optimize our marketing initiatives and drive our brand reach.
Outposts:   Our Outpost channel includes sales through our company-operated and franchised retail coffee shops. As of September 30, 2021, we had nine Outposts, including four company-operated and five franchised locations. Our Outposts bring an immersive retail experience to our customers, including showcasing our brand and premium products, telling our brand story, and building a community around our commitment to the active military, veterans, first responders, and those who love America. We target $2.5 million Average Unit Volumes, approximately 25% restaurant-level margins and estimated buildout cost of approximately $1.4 million per Outpost (excluding pre-opening expenses of approximately $100,000) to generate a strong return on capital. As we continue to grow our retail footprint and open additional Outposts, we will continue to prioritize new locations based on where our DTC customers live. According to a Stax market study, approximately 90% of our San Antonio Outpost customers were also DTC customers. The study also showed significant increases in DTC revenue from consumers within a 5-minute drive of the Outpost after it opened. We believe that this demonstrates a powerful flywheel effect for our business model. For location selection, we also will prioritize areas that offer the right mix of high foot traffic and consistency with our brand positioning and community marketing efforts. We believe that this approach allows us to maximize our return on investment in each market while continuing to select store locations that serve our communities. Based on company filings and Wall Street Research we have strong unit economics when compared to our peers as shown in the charts below.

Unit Economics(1)(2)

(1)
BRCC metrics are net of tenant improvement allowance.

(2)
Dunkin figures are based on public filings from 2019.

Wholesale:   Our Wholesale channel includes sales of RTD coffee beverages through convenience, food, drug, and mass merchandise channels, as well as sales of coffee, merchandise, and gear through lifestyle retail outlets. The Wholesale channel has enabled us to rapidly expand brand access and awareness, drive distribution of our products through a multi-channel strategy and reach existing and new customers. We launched our RTD canned coffee beverages less than two years ago and have grown distribution to over 35,000 doors as of November 2021, with four marketed SKUs. Our RTD canned coffee beverage is now a top four brand in this category. We continue to drive rapid growth in RTD revenue having experienced 738% year-over-year revenue growth through September 2021, with a strong pipeline of potential doors to expand our distribution presence. Our Wholesale channel also includes sales through strategic partnerships with select lifestyle retail outlets such as Bass Pro Shops, Cabela’s, and 5.11 Tactical. Our merchandising strategy in these lifestyle retail outlets prominently showcases our brand and array of premium coffee products and merchandise. We expect to have at least 10 wholesale partnerships by the end of 2021.
High-Quality, Premium Coffee and Lifestyle Gear
We offer great coffee that consumers love and high-quality merchandise that enables our community to showcase the brand.

Our coffee is meticulously sourced primarily from Columbia and Brazil for core roasts. We only use premium, specialty coffees that grade 83 points (out of 100) or higher within the current crop year. Additionally, our whole bean and ground coffee is roasted in-house in the United States, utilizing the latest equipment to ensure the highest quality, and is then shipped directly to the customer. We introduce new roasts and origins regularly with unique and captivating package designs across ground, whole bean, and single serve formats.
We recognize that the coffee customer journey is more than just providing an amazing cup of coffee. Black Rifle Coffee Company also provides a broad range of apparel and merchandise that we believe consumers love. We believe our brand loyalty is so strong that our customers choose our products out of a desire to support and promote our brand and our mission.
Compelling Financial Model
Our authentic brand and enthusiastic customer base have driven impressive financial results. Our total revenue increased from $82 million in 2019 to $164 million in 2020, representing a growth rate of 100%. Our DTC channel grew from $74 million in 2019 to $138 million in 2020, representing a growth rate of 87%. Our Wholesale channel has grown from $8 million in 2019 to $23 million in 2020, representing a growth rate of 203%. Our Outpost channel contributed more than $2 million to top-line revenue in 2020. In addition to our strong revenue growth, we also have attractive gross margins. We grew our gross profit from $36 million in 2019 to $69 million in 2020, representing a 94% increase. We plan to invest in the business to meaningfully grow our top line. As we scale the business, we expect to grow our bottom-line profitability.
Deep and Talented Leadership Team with Exceptional Experience
Our senior management team brings a broad range of experiences across consumer products and retail operations. We believe our management team has the experience and cohesiveness needed to drive the next phase of Black Rifle Coffee’s growth.
Evan Hafer is our Founder and Chief Executive Officer as well as our visionary, creative, and innovation leader. Evan personally oversees numerous areas of our current business, including product development, brand strategy, and social media content creation. Prior to founding Black Rifle Coffee Company, Evan served 15 years as Green Beret in the U.S. Army and nine years as a CIA contractor with over 40 rotations; deployed for a decade about 300 days a year to Iraq, Afghanistan, Israel, and Africa.
Tom Davin is our Co-Chief Executive Officer and our strategic leader. He brings six years of service in the Marine Corps and over 28 years of senior executive experience across leading retail and restaurant concepts. Tom previously served as Chief Executive Officer at 5.11 Tactical, Chief Operating Officer at Taco Bell, and CEO and President at Panda Restaurant Group. While CEO of Panda, Tom oversaw rapid unit expansion of Panda Express, more than doubling the number of restaurants to over 1,300 stores in six years. Additionally, while serving in an executive role at PepsiCo, Tom initiated the deal to create the Pepsi-Cola/Starbucks Joint Venture, resulting in the development of RTD Frappuccino, a business that is today the market leader in the RTD coffee category. He is a graduate of Duke University and the Harvard Business School.
Greg Iverson, our Chief Financial Officer, joined Black Rifle Coffee in 2020. Greg previously served as Chief Financial Officer at Apollo Education Group and Overstock.com and brings 25 years of overall finance and accounting experience. He is a graduate of the University of Idaho.
Toby Johnson, our Chief Operating Officer, joined Black Rifle Coffee in August 2021 following senior leadership roles at Campbell’s and PepsiCo. Toby is a graduate of the United States Military Academy at West Point and served seven years as an Apache Longbow Gunship pilot including one deployment as part of the Operation Iraqi Freedom. She is also a graduate of the Harvard Business School.
Value-Creation Strategies
Continue Growing Our DTC Channel
Evan started Black Rifle Coffee as a DTC business operating out of his garage, and DTC still represents our largest channel today. We deliver coffee products, merchandise and apparel, gear, coffee-making equipment, and other accessories to our customers’ doorsteps. Our digitally native brand and online presence across our website, videos, podcast, and online magazine allow us to fully embrace our strategy: to inform, inspire, and entertain. This effort across our digital platforms has enabled us to attract highly engaged and loyal customers who will be vital to our future growth prospects. Our high customer engagement is evident on our Facebook, Instagram, Twitter, TikTok, and YouTube profiles, where we have accumulated 11.1 million followers across the Black Rifle Coffee, co-founders’, and key media personalities’ accounts as of November 30, 2021. This following is many times larger than the nearest DTC coffee competitor and larger than other well-known lifestyle brands. Continuing to leverage the enthusiasm around our brand and catalyzing brand evangelism to friends, family, and colleagues will remain an important lever for customer acquisition.
While we believe that our media following is strong, there remains a significant opportunity to drive growth through expanded brand awareness, even among our target demographics. Much of our current awareness has been generated by creating original and engaging content which has allowed us to gather important data and customer insights. By leveraging our data science, marketing technology, and creative messaging capabilities, we believe that we can more effectively target new customers in the future.
Many of our DTC consumers engage with us as subscribers to our Coffee Club, which constitutes the majority of our DTC sales. This subscription model allows our consumers to tailor a personalized package to suit their needs. Consumers can select their preferred coffee, the number of bags they wish to receive with each shipment, and the frequency with which they receive their order. Further, Coffee Club members receive discounts, free shipping on every order, and other special offers. The Coffee Club has grown to more than 270,000 active subscribers as of September 2021, up from approximately 123,000 as of December 2019, with an estimated churn of only 3.5% that we believe demonstrates our strong customer loyalty. Continuing to source and produce what we believe are high-quality, premium coffee products will allow us to attract those who align with our mission and coffee connoisseurs alike. Expanding the subscriber base will be key for overall DTC growth moving forward and converting one-bag subscribers to two or more bag subscribers, allowing us to increase sales and enhance our profitability.
We believe we have built a strong consumer base in our DTC channel, but we still have significant whitespace opportunity. Our current aided branded awareness is lower than 20% in all regions across the country, as shown below. We believe we can significantly grow our consumer base to reach people that have similar traits to those of Black Rifle Coffee consumers.

Current BRCC Aided Branded Awareness Map

Targeted Awareness Building
We believe we have created a highly efficient marketing strategy that provides us the ability to increase brand awareness and drive consumer interaction. Historically, we have been primarily focused on digital and social marketing targeted to our consumer base. We plan to invest in our website and mobile app to create a more centralized customer experience that provides meaningful insights into purchasing behaviors. While we plan to continue increasing marketing spend as we grow, we believe that there is an opportunity to leverage our efficient marketing model to reduce cost increases. Future marketing spend will include a focus on mapping our customer journey, website and mobile app improvements, enhancing our loyalty and subscription programs, and mobile app marketing. These efforts will be executed with the focus on reaching new customers and supporting such growth in future years.

Marketing Spend Outlook

Future Marketing
• Mapping the customer journey
• Website and mobile app revamp
• Centralizing loyalty programs and subscriptions
• Mobile app marketing
Historical Marketing
• Primarily focused on digital and social marketing
• Very targeted marketing approach to reach consumer base
16% CAGR
59% CAGR
$13 M
$26 M
$34 M
$38 M
$45 M
2019A
2020A
2021E
2022E
2023E

Build Out Our Network of Experiential Retail “Outposts”
We believe our retail coffee shops, or “Outposts,” redefine the typical coffee shop experience, offering consumers an immersive environment in which to enjoy a freshly brewed cup of high-quality coffee, stock up on Black Rifle Coffee merchandise and bagged coffee, and connect with members of the local community.
No two Outposts are alike, as each location is tailored for the local community. The interior artwork honors our military and draws on local history and influences. The design aesthetic is contemporary yet rugged, inviting yet bold, with wood paneling, concrete, brick, and iron finishes. The layouts create spaces comfortable for individuals, families, and groups, with tables and counter style seating as well as comfortable couches and armchairs for guests to relax.
We offer a broad array of merchandise in our Outposts, positioned front-and-center when guests enter, before stepping up to the counter to order. As of September 30, 2021, merchandise, including shirts, hats, drinkware, and bagged coffee represented approximately 48% of Outpost sales, and merchandise sales contributed to an average check of approximately $12 to $13. Our passionate community aspires to live the Black Rifle Coffee brand, and we believe our experiential Outposts are the ideal destination to showcase our latest merchandise and gear.
When guests walk into a Black Rifle Coffee Outpost, they are welcomed by our passionate, highly-trained staff. Our floor staff helps guests find merchandise and understand the menu, and the staff can educate guests on our coffee and mission.
We opened our first Black Rifle Coffee company-operated Outpost in 2020 in San Antonio, Texas, and we believe we are in the early stages of our nationwide growth, with nine Outposts across six states as of September 30, 2021. By the end of 2021, we expect to have a total of sixteen Outposts across six states.

Our near-term Outpost growth strategy is focused on priority markets where there is strong consumer affinity for Black Rifle Coffee. We apply a data-driven approach to real estate strategy and site selection, leveraging information from our DTC channel and demographic and macroeconomic data from third party real estate partners to identify high-quality sites and build a robust Outpost pipeline. Based on this approach, we believe there is sufficient whitespace for a significant number of Outposts domestically across new and existing markets, including priority markets Phoenix, AZ; Dallas-Ft. Worth, TX; Houston, TX; Charlotte, NC; Washington, D.C.; Salt Lake City, UT; San Antonio, TX; and Norfolk, VA.
Our Outposts generate strong restaurant-level economics that we believe are highly replicable as we expand. We target $2.5 million Average Unit Volumes (AUVs), which we believe would be among the highest AUVs for a coffee- or beverage-focused concept, partly given the significant amount of merchandise sales, including shirts, hats, drinkware, and bagged coffee. We also target Outpost-level EBITDA margins of 25%, which would result in a cash-on-cash return of approximately 45%, based on a buildout cost of approximately $1.4 million, excluding $100,000 of pre-opening expenses.
Expand our RTD Products
We launched RTD coffee products in March 2020 with two 11-ounce SKUs. We have since added two high-caffeine, boldly-flavored 15-ounce SKUs. All four items have grown to become top-25 products in the RTD coffee category on a dollar to percent ACV basis and can be found in more than 35,000 locations across the country. We believe that RTD sales will be a significant growth driver for our business, as the sector itself has seen accelerated growth according to a newsletter from KPMG, and aligns with trends of convenience and on-the-go consumption. We sell our RTD products into wholesale across a variety of retailers, ranging from large, national chains to local mom and pops stores. These include convenience stores, grocery, gas stations, pharmacies, and other specialty retailers. RTD products are an important part of our flywheel, as we believe that their continued rollout will create additional brand awareness and drive consumer trial and growth across our other channels.
While the initial rollout has been successful, we believe that there is significant runway for expansion in this $4 billion market. Our 11-ounce RTD products are currently in less than 25 percent of convenience stores, while our 15-ounce RTD products are in less than 15 percent. Further, we have less than 50% penetration into the footprint of our existing retail partners, with roughly 35,000 doors covered out of approximately 73,000. We believe that opportunity to further penetrate existing customer locations will be a key growth driver for the foreseeable future. As an example, we have recently been notified by one of our retail partners that after a successful test of our two 11-ounce SKUs in their stores, they expect during Q1 of 2022 to sell all four SKUs in more than 3.000 of their stores. When we consider the broader landscape of potential retail partners in the U.S., we estimate a total potential door count of 375,000, more than tenfold our current footprint.
While it is important to establish new retail relationships and further leverage our existing distribution partnerships, an additional growth opportunity will be to boost sales volume per outlet. We believe that this can be achieved by increasing the number of existing customers carrying all four of our SKUs, and by increasing the number of facings for each of our products on the shelf. Strong sell-through and shelf velocity will be an important factor in retaining momentum as we aim to expand our customer base. We have continued to win new customers such as Sam’s Club, Speedway, and Sheetz, as well as increase our facings and SKUs in customers like 7-Eleven, Circle K, CVS and Walmart. As we grow our RTD products, our goal is to increase our SKU count and facings within the doors of our important customers.

RTD SKU Ranking by $/% ACV — Convenience(1)(2)

(1)
% ACV is all commodity volume which is a measurement of a store’s total sales of all products relative to the sales of all relevant retailers in each territory.

(2)
Management Research Data as of November 2021.

In the medium to long term, new product innovation represents an important part of our growth strategy. Our product innovation team is currently working to bring additional RTD coffee SKUs to market. Moreover, there are several RTD-adjacent and other broader food and beverage categories that we are well-positioned to enter. We believe that investing in the right products coupled with the foundation that we have established with key retailers and distributors can help make these new products a significant organic growth opportunity. During 2022 we currently anticipate to bringing two or more new SKUs to market.

Long-Term Potential Distribution
Expand our Wholesale Coffee and Merchandise Distribution
Our Wholesale coffee and Merchandise business, which is part of our Whole channel, places Black Rifle Coffee Company in select retailers, particularly those in the outdoor, DIY, and lifestyle-focused segments. These partnerships emphasize, complement, and highlight our mission and the strong lifestyle brand that we have created, as well as build our brand awareness. In these locations, we sell our coffee products, including bags and K-Cups (“rounds”), merchandise, and more. We are often the only coffee brand sold in the store and have Black Rifle Coffee-exclusive displays in prominent locations.
Our current retailer partners include 5.11 Tactical, Bass Pro Shops, Cabela’s, and Army & Air Force Exchange Service. We believe that these strategic partnerships have yielded growth due to our overlapping customer bases, particularly with those who are active duty or retired military and outdoor, hunting, and fishing enthusiasts. By the end of 2021, we estimate that our products will be in 2,200 of these specialty retailers up from 800 in December 2019. This represents a significant growth opportunity for our business, as the current retail store footprint of our existing customers is approximately 7,500 doors nationwide. Increasing existing customer penetration and developing partnerships with new outdoor, DIY, and lifestyle-focused retailers will be important to our growth. We also believe that there is a significant opportunity to increase the number and volume of products being sold in these locations.
Our Products
Our products begin with premium green coffee beans that we source from around the world and roast five days a week. Nearly all of our beans are roasted in-house at our Manchester, Tennessee, and Salt Lake City, Utah, facilities, and our coffees are cupped and tasted regularly to ensure quality. While the majority of our beans come from Colombia and Brazil, since 2020, we have also sourced green coffee beans from over ten countries in Latin America, Africa, and Asia for specialty and limited-time-only roasts. Beyond coffee, we sell a range of merchandise from t-shirts to blankets, drinkware, accessories, coffee equipment, and more.

Product Overview

SPACE BEAR

Light Roast

BLACK RIFLE
LIBERTY

Medium Roast

Dark Roast

BLACK RIFLE
COFFEE COMPANY

Hats

BLACK RIFLE

Accessories

BLACK RIFLE

Drinkware

BLACK RIFLE
ESPRESSO
MOCHA

11 oz. RTD

BLACK RIFLE
ESPRESSO
300

14 oz. RTD

BLACK RIFLE
JB

Cold Brew Packs

BLACK RIFLE

Shirts

Hoodies

Equipment

Rounds

BLACK RIFLE COFFEE
COMPANY

Instant Coffee

BLACK RIFLE
COFFEE CO.

Women's

Blankets

COMPANY

Thermoses

Our coffee products include:
—
12oz. bagged coffee, whole bean, and ground, which comes in a variety of roasts

—
5-pound bagged coffee, whole bean, and ground

—
RTD coffees: two 11-ounce SKUs and two 15-ounce SKUs

—
Single-serve rounds

—
Cold brew packs

—
Instant coffee

—
Coffee steep bags

—
Cocoa

Our apparel products include:
—
Shirts

—
Women’s tops

—
Hats

—
Hoodies

—
Blankets

—
Accessories

Our gear products include:
—
Mugs, cups, and glasses

—
Equipment

—
Thermoses

—
Tumblers

—
Stickers

Ground and whole beans revenue accounted for approximately 60% of 2020 revenues, single-serve revenues accounted for approximately 21% of 2020 revenues, RTD accounted for approximately 6% of 2020 revenues, and merchandise accounted for approximately 12% of 2020 revenues.
Moving forward, we believe that it is important to our business that we continue innovating with new products and flavors and continue to explore the world to find the highest quality beans possible to deliver to our customers.
Our People
We have built a strong and cohesive culture centered around our mission of serving coffee and content to active military, veterans, first responders, and those who love America. We are veteran controlled, and approximately 50% of our employees are veterans or veteran spouses. We have set a goal to hire 10,000 veterans and will continue to work towards this goal as we expand our corporate and roasting operations and further develop our Outpost model.
As of November 30, 2021, we employed 657 full time employees across locations in the United States. Of the 657 employees, 96 are focused on production, 402 are in corporate roles, and 159 are in roles at Outposts. In addition, we employ part-time and seasonal workers. We will increase in headcount across the business but expect most of our employment growth to be driven by our new Outpost openings. We will continue to focus on hiring veterans and training our employees to provide the authentic Black Rifle Coffee Company experience in our Outpost locations.
Marketing
Following the launch of Black Rifle Coffee Company in 2014, a dedicated community began to form around the Black Rifle Coffee brand. Our strategy has been to harness the power of this community and strategically grow our brand using a mission-driven approach, which focuses on core demographics that are aligned with our brand, including support for veterans, military, and first responders.
With this targeted approach, we have maintained a unique sense of authenticity as a mission-driven, lifestyle brand in coffee and merchandise. Our marketing strategy has produced organic growth by building relationships, creating a strong brand presence at industry and community events, and winning the “hearts and minds” of consumers with an authentic brand and high-quality product backed by devoted followers. We have grown the brand by extending that playbook to new communities and geographic regions, all without losing our focus on engaging with existing Black Rifle Coffee customers.
Our Marketing Team
Our team consists of members across a broad range of functions and perspectives, including brand marketing, digital marketing, retail product marketing, events management, creative, consumer insights, and customer experience. We bring experiences from leading consumer, lifestyle, and technology brands to the table and, collectively, we share a passion for the consumer and empathy for how our brand interacts with their lives and local communities.
Our Marketing Channels
With our community as a foundation, we have scaled and increased broader consumer awareness through omnichannel initiatives. At the center of our efforts is a relentless focus on the customer journey, which starts with initial awareness of the Black Rifle Coffee brand and continues through purchasing and beyond. The purchase of coffee and merchandise is just the beginning, as we provide cause-related content that Informs, Inspires, Entertains, and builds our community. We aim to provide experiences that turn coffee casuals into coffee aficionados and bring people together.

We have invested significantly in our initiatives to increase broader consumer awareness of our brand, and utilize the following key channels to engage with existing and potential customers:
•
Social Media — Our social media accounts serve not only as places for consumers to discover and learn about our brand, but also as home base for the Black Rifle Coffee community to gather, get informed, get inspired, and share their passion. Social media allows our community to stay aware of current events and consume our dedicated Black Rifle Coffee content across a variety of social media platforms. As of November 2021, we had approximately 11.1 million followers on Facebook, Instagram, Twitter, TikTok, and YouTube and across the Black Rifle Coffee, co-founders’, and key media personalities’ accounts.

•
Community Ambassadors — Our community ambassadors are experts in their field and include professional athletes, actors, sports brands, and significant media platforms. We have more than 50 community ambassadors, including people and brands with dedicated social media followings who can influence their respective communities with authentic content. We leverage our ambassador relationships to Inform, Inspire, and Entertain our community on coffee, current events, and other branded content. We equip our community ambassadors with Black Rifle Coffee merchandise to promote our brand. In addition to providing complimentary products, we compensate some of our top-tier partners that participate in content shoots and Black Rifle Coffee events.

•
Advertising — We have taken a digital-first approach across our advertising, investing in measurable channels across search, social media, and video. We utilize a mixture of brand and product marketing messages to drive awareness, increase purchase intent, and generate measurable growth as part of our performance marketing initiatives.

•
BlackRifleCoffee.com — BlackRifleCoffee.com is our flagship destination to deliver our Black Rifle Coffee experience. Consumers can purchase coffee and merchandise, as well as subscribe to our exclusive Coffee Club subscription service via our website.

•
Coffee or Die Magazine — “Coffee or Die Magazine” is Black Rifle Coffee’s news and lifestyle magazine, published online and in print. Launched in June 2018, the magazine covers stories both about and for the military, first responder, veteran, and coffee enthusiast communities. From embedding reporters with troops in Iraq and Afghanistan to covering civil unrest across America, our team of reporters and editors have shown time and again that we will go anywhere to get the most important stories.

•
Outpost Grand Opening Events — Outpost grand openings are powerful and energizing events. The goal of these events is to give people a feeling for our brand and a taste of our coffee, resulting in a memorable experience. Our grand opening team is staffed with activation experts who know how to create an environment and experience with a layer of fun and flair that stands out and challenges the status quo.

•
Retail Product Marketing — We build strong relationships with retailers that align directly with our growth strategy. These relationships allow us to create engaging brand experiences through merchandising fixtures. Our retailers range from nationwide chains to independent shops and play a role in our awareness efforts by integrating us into their advertising campaigns.

Manufacturing & Supply Chain
At Black Rifle Coffee Company, we partner with third-party importers and exporters to acquire our green coffee beans from across the world and roast proprietary blends of coffee in-house at our Manchester, Tennessee, and Salt Lake City, Utah, facilities. Black Rifle Coffee’s goal is to source high-quality, premium coffee, with a focus on taste. 98% of our beans are Arabica and we ensure that our coffees grade 83 points or higher within the current crop year. We believe that these strict sourcing standards are one of the aspects that ensure the quality of our end products. While we primarily source beans from Colombia and Brazil, we have, since the beginning of 2020, sourced beans from Costa Rica, El Salvador, Ethiopia, Guatemala, Honduras, Indonesia, Kenya, Kona (Hawaii), Mexico, Nicaragua, Papua New Guinea, Rwanda, and Zambia. Our goal is to find world-class coffee varieties and to bring them back to our customers. To achieve this, we believe that it is important to meet the producers on the ground and experience the places in which our coffee is grown. We also typically purchase contracts 12-18 months in advance of taking physical delivery, allowing us to lock in pricing and to manage our input costs. This also provides future sales and security for the farmers from whom we purchase our beans from.
Quality control is also a critically important part of our manufacturing and supply chain operations. 99% of our bagged roasted coffee is roasted in-house. Our licensed, Coffee Quality Institute-certified grader, and former Green Beret Edwin Parnell leads cupping, grading, scoring, and sourcing of our coffees. We are establishing direct trade relationships with farmers to improve our access to premium and unique inputs, and we utilize the latest equipment in our facilities to ensure what we believe are the highest quality results.
At our Manchester location, we also have an efficient packaging process using Junapack and Action pack machines, which we believe, along with contiguous land and unused space, provides us with the ability to scale effectively. In order to mitigate risk and aid in expansion plans, we are also planning to establish a third roasting facility in the western United States.
For our RTD and Rounds products, we have strong, third party relationships that help us with manufacturing and distribution to our Wholesale channel customers. For our DTC channel, we leverage third party logistics providers to help get our products into the hands of our customers in their homes and businesses.
Property and Facilities
Our corporate headquarters is located at 1144 500 W, Salt Lake City, UT 84101. We are also continuing to develop our network of retail coffee shops, or Outposts. Our company-operated Outpost leases typically have terms of 10 to 15 years, with at least two 5-year renewal options. As of September 30, 2021, we have nine total Outpost locations.
The table below shows certain information regarding our material owned properties. We believe our properties are suitable for the business:
#	Property Location	Approximate Size	Function	Owned/Leased
1	Salt Lake City, UT	33,172	HQ, Corporate, Retail	Owned
2	San Antonio, TX	33,980	Corporate	Owned
3	Manchester, TN	65,000	Corporate and Manufacturing	Owned
Intellectual Property
We own many registered trademarks and service marks in the United States, including the trademark for “Black Rifle Coffee Company,” and our word marks have been registered in multiple classes of goods and services. We own a more limited subset of registered trademarks in jurisdictions outside the United States. Our most important trademark might be our “BRCC” logo, which immediately identifies the brand. We believe that the Black Rifle Coffee Company name and all of its associated marks are of significant value and importance to our business. As a general policy, we pursue registration and monitor the use of our marks in the United States and challenge any unauthorized use.
We license the use of our marks to franchise partners, third-party vendors, and others through franchise agreements, vendor agreements, and licensing agreements. These agreements typically restrict third parties’ activities with respect to use of the marks and impose brand standards requirements. We require licensees to inform us of any potential infringement of the marks.
We register some of our copyrighted material and otherwise rely on common law protection of our copyrighted works. Such copyrighted materials are not material to our business.
Government Regulation
We are subject to extensive federal, state, and local government regulation, including those relating to, among others, public health and safety, zoning and fire codes, and franchising. Failure to obtain or retain licenses and registrations or exemptions would adversely affect the operation of our shops. Although we have not experienced and do not anticipate experiencing any significant problems obtaining required licenses, permits, or approvals, any difficulties, delays, or failures in obtaining such licenses, permits, registrations, exemptions, or approvals could delay or prevent the opening of, or adversely impact the viability of, a shop in a particular area. The development and construction of additional shops will be subject to compliance with the applicable zoning, land use, and environmental regulations.
Our franchising activities are subject to the rules and regulations of the Federal Trade Commission (the “FTC”) and various state laws regulation the offer and sale of franchises. The FTC’s franchise rules and various state laws require that we furnish a franchise disclosure document (“FDD”) containing certain financial information to prospective franchise partners in a number of states requiring registration of the FDD with state authorities. Substantive state laws that regulate the franchise or franchise relationship exist in a substantial number of states, and bill have been introduced in Congress from time to time that would provide for federal regulation of the franchisor-franchisee relationship. The state laws often limit, among other things, the duration and scope of non-competition provisions, the ability of a franchisor to terminate or refuse to renew a franchise, and the ability of a franchise partner to designate sources of supply. We believe our FDD complies in all material aspects with both the FTC franchise rules and all applicable state laws regulating franchising in those states in which we have franchises.
We are also subject to the Fair Labor Standards Act, the Immigration Reform and Control Act of 1986 and various federal and state laws governing such matters such as minimum wage, overtime, employment tax rates, workers compensation rates, citizenship requirements, and other working conditions. A significant number of our personnel are paid at rates related to the federal minimum wage. We are also subject to the Americans with Disabilities Act, which prohibits discrimination on the basis of a disability and public accommodations in employment, which may require us to design or modify our facilities to make reasonable accommodations for disabled persons.
Environmental
We believe federal and state environmental regulations have not had a material effect on operations, but more stringent and varied requirements of local government bodies with respect to zoning land use and environmental factors could delay construction and increase development costs for new facilities.
Legal Proceedings
We are involved in various claims and legal actions that arise in the ordinary course of business. We do not believe the ultimate resolution of these actions will have a material adverse effect on our financial positions, results of operations, liquidity, and capital resources.

BRCC’S EXECUTIVE COMPENSATION
As used in this section, references to “we,” “us,” “our” or the “Company” refer to the business and operations of Authentic Brands LLC and its consolidated subsidiaries prior to the Business Combination.
Executive Compensation
We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to the following “Named Executive Officers” or “NEOs,” which are the individuals who served as principal executive officer and the next two most highly compensated executive officers at the end of the fiscal year 2021.
Name	Principal Position
Evan Hafer	Chief Executive Officer
Tom Davin	Co-Chief Executive Officer
Toby Johnson	Chief Operating Officer
Andrew McCormick	General Counsel and Secretary
2021 Summary Compensation Table
The following table summarizes the compensation awarded to, earned by or paid to our Named Executive Officers for the fiscal year ended December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Evan Hafer, Chief Executive Officer	2021	$340,000	—	—	$28,382	$368,382
	2020	$340,000	$566,352	—	$28,382	$934,734
Tom Davin, Co-Chief Executive Officer	2021	$315,000	—	—	$31,342	$346,342
	2020	$315,000	$472,500	—	$31,342	$818,842
Toby Johnson, Chief Operating Officer(4)	2021	$140,000	$212,000	$2,153,100	$107,579	$2,612,679
Andrew McCormick, General Counsel and Secretary(5)	2021	$75,000	—	$430,620	$3,197	$508,817

(1)
Except as noted in note (4), represents discretionary bonuses earned by each individual, based on Black Rifle Coffee Company’s performance for the applicable year. Except as noted in note (4), Bonus amounts for 2021 are not calculable as of the date of this filing. We anticipate that 2021 bonuses will be paid in or around March 2022 (following completion of our financial audit), and PubCo will disclose such amounts in a subsequent filing under Item 5.02(f) of Form 8-K.

(2)
Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of the Incentive Units in Authentic Brands granted to Ms. Johnson and Mr. McCormick during 2021, calculated in accordance with FASB ASC 718. The Incentive Units represent membership interests in Authentic Brands that are intended to constitute “profits interests” for federal income tax purposes. Aside from the fact that the Incentive Units do not require the payment of an exercise price, they are similar economically to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” The assumptions used in calculating the grant date fair value of the Incentive Unit awards reported in this column are set forth in Note 12 of our financial statements for the year-ended December 31, 2021 included elsewhere in this proxy statement/prospectus. For more information on the Incentive Units, see the “Outstanding Equity Awards at 2021 Fiscal Year-End” table and “— Equity Incentives” below.

(3)
For 2021, includes the following amounts:

	401(k) Match	Benefits (a)	Relocation Benefit (b)
Evan Hafer	$11,600	$16,782	—
Tom Davin	$11,600	$19,742	—
Toby Johnson	—	$21,470	$86,019
Andrew McCormick	$1,868	$1,329	—

(a)
Includes employee benefits for medical insurance and HSA/FSA employer match.

(b)
Includes reimbursement of a relocation obligation to her former employer in the amount of $86,109.

(4)
Ms. Johnson commenced employment with Black Rifle Coffee Company August 2021 and received a signing bonus in the amount of $212,000. Her salary and bonus for 2021 were and will be, as applicable, pro-rated accordingly.

(5)
Mr. McCormick commenced employment with Black Rifle Coffee Company in September 2021, and his 2021 annual base salary and bonus were and will be, as applicable, pro-rated accordingly.

Narrative Disclosure to Summary Compensation Table
Employment Agreements, Offer Letter or other Compensatory Arrangement
We have entered into an employment agreement or an offer letter with each of our Named Executive Officers other than Mr. Hafer. Evan Hafer, as Black Rifle Coffee’s, founder and CEO, has controlled all significant decisions of the Company since its inception. Because of this unique role, Mr. Hafer does not currently have an employment agreement with the Company, and instead his compensation was set in consultation with the Board.
The employment agreements, offer letters, and Mr. Hafer’s compensation arrangement provide for the following key compensation elements:
Base Salary.   Each employment agreement and offer letter provides for an annualized base salary. For 2021, annualized base salary numbers for our Named Executive Officers were as follows: $315,000 for Mr. Davin, $350,000 for Ms. Johnson and $300,000 for Mr. McCormick (pro-rated, in the case of Ms. Johnson and Mr. McCormick to reflect her or his commencement of employment during 2021). Mr. Hafer’s base salary for 2021 was $340,000.
Annual Bonuses.   Each employment agreement and offer letter provides for an annual discretionary bonus based on achievement of performance objectives established by the Board of Directors of Authentic Brands or a committee thereof. For Fiscal Year 2021, the annual target bonus amounts, which are assessed and approved annually by the compensation committee of the Board, for each Named Executive Officer were as follows: 100% of annual base salary both for Mr. Davin and Ms. Johnson and 50% of annual base salary for Mr. McCormick (pro-rated, in the case of Ms. Johnson and Mr. McCormick to reflect her or his commencement of employment during 2021). For that same period, bonus targets were established based upon revenue, adjusted EBITDA, and individual performance goals. The bonus payment amounts for 2021 have not yet been determined. It is expected that these amounts will be determined during the first quarter of 2022. Mr. Hafer’s bonus for 2021, if any, will be determined by the PubCo Board of Directors following the Business Combination. See “Summary Compensation Table” above for each Named Executive Officer’s annual bonus earned in 2020, if any.
Incentive Units.   Ms. Johnson and Mr. McCormick also received grants of Incentive Units during 2021 pursuant to the terms of their offer letter or employment agreement, respectively. See “— Equity Incentives” below for a description of the Incentive Units granted to our Named Executive Officers.
Severance Compensation.   Certain of the employment agreements provide for additional compensation upon a qualifying termination of employment. See “— Potential Payments upon Termination or Change in Control” for additional details.

Restrictive Covenants.   Each employment agreement includes the Company’s customary non-competition, non-solicitation, and confidentiality restrictions.
401(k) Plan
We maintain a tax-qualified retirement plan that provides all full-time employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan subject to applicable annual limits under the Code.
We match 100% of participant deferrals up to 3% of a participant’s compensation plus 50% of participant deferrals in excess of 3% and up to 5% of employee’s compensation for a maximum matching contribution equal to 4% of a participant’s compensation under a safe harbor provision. Participants are immediately vested in their contributions and company safe harbor contributions plus actual earnings thereon. Vesting in the Company’s discretionary contribution portion of their accounts plus actual earnings thereon is based on years of credited service. Participants vest 50% each year until they are 100% vested after two years of service.
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards held by our Named Executive Officers as of December 31, 2021.
Name	Option Awards(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price(7) ($)	Option Expiration Date(7)
Evan Hafer	40,000	—	N/A	N/A
Tom Davin	1,972	157(2)	N/A	N/A
	32,772	12,500(3)	N/A	N/A
Toby Johnson	75(4)	—	N/A	N/A
	—	10,000(5)	N/A	N/A
Andrew McCormick	—	2,000(6)	N/A	N/A

(1)
The equity awards disclosed in this table are Incentive Units of the Company, which are intended to be profits interests for federal income tax purposes. For more information on the Incentive Units, see “— Equity Incentives,” below. Aside from the fact that the Incentive Units do not require the payment of an exercise price or have an option expiration date, we believe they are economically similar to stock options and, as such, they are reported in this table as “Option” awards. Awards reflected as “Unexercisable” are Incentive Units that have not yet vested. Awards reflected as “Exercisable” are Incentive Units that have vested, but remain outstanding.

(2)
156 Incentive Units will vest at the end of each quarter through February 13, 2022, subject to Mr. Davin’s continued employment. The vesting of these Incentive Units will accelerate in full upon the closing of the Business Combination. For additional discussion, see “— Potential Payments upon Termination or Change in Control.”

(3)
3,125 Incentive Units will vest at the end of each quarter through January 7, 2023, subject to Mr. Davin’s continued employment. The vesting of these Incentive Units will accelerate in full upon the closing of the Business Combination. For additional discussion, see “— Potential Payments upon Termination or Change in Control.”

(4)
Represents a grant of Incentive Units Ms. Johnson received in connection with her prior service as a member of the Company’s Board of Directors. In connection with her commencement of employment, Ms. Johnson forfeited the remainder of this grant.

(5)
2,000 Incentive Units will vest upon the closing of the Business Combination, and 500 (or, if the Business Combination has not occurred, 2,500) Incentive Units will vest on August 11, 2022 and 625

Incentive Units will vest at the end of each subsequent quarter through August 11, 2025, subject to Ms. Johnson’s continued employment. For additional discussion, see “— Potential Payments upon Termination or Change in Control.”
(6)
400 Incentive Units will vest upon the closing of the Business Combination, and 100 (or, if the Business Combination has not occurred, 500) Incentive Units will vest on September 13, 2022 and 125 Incentive Units will vest at the end of each subsequent quarter through September 13, 2025, subject to Mr. McCormick’s continued employment. For additional discussion, see “— Potential Payments upon Termination or Change in Control.”

(7)
These awards are not traditional options, and therefore, there is no exercise price or expiration date associated with them.

Equity Incentives
Pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”), the Board of Authentic Brands can issue up to 200,000 Incentive Units to eligible individuals. The Incentive Units are intended to constitute “profits interests” within the meaning of Revenue Procedures 93-27 and 2001-43, and provide an immediate and significant alignment between our Named Executive Officers and our business. As profits interests, the Incentive Units have no value for tax purposes on the date of grant.
Each Named Executive Officer was granted Incentive Units pursuant to the terms and conditions set forth in the Plan and the Authentic Brands LLC Agreement. The number of Incentive Units granted to each of our Named Executive Officers was not determined pursuant to any formulaic equation or benchmarking to any peer groups; rather, the number of Incentive Units is and was determined by the compensation committee of the Board in its sole discretion.
The unvested Incentive Units held by our Named Executive Officers generally vest over a four-year period — 25% on the first anniversary of grant and then in equal installments at the end of each subsequent quarter over the next three years, in each case, subject to continued employment through such date.
In connection with the Business Combination, we intend to adopt the Omnibus Incentive Plan, pursuant to which we may grant eligible employees equity compensation awards and following the closing of the Business Combination, no further awards will be granted pursuant to the Plan. For a description of the terms of the Omnibus Incentive Plan, see “Proposal No. 4 — The Omnibus Incentive Plan Proposal.”
The Omnibus Incentive Plan will provide that Evan Hafer will be eligible to receive awards with respect to a number of shares of PubCo Class A Common Stock equal to up to 4% of the aggregate number of PubCo Class A and Class B Common Stock outstanding as of the Business Combination. In connection with the Business Combination, it is expected that Mr. Hafer will receive a grant of this full amount (the “Founder Grant”), which will be in the form of performance-based restricted stock units (“PSUs”). The Founder Grant is intended to provide an immediate and significant alignment between our founder and the success of our business. The PSUs to be granted to Mr. Hafer are expected to be earned based upon achievement of specified compound annual growth rate (CAGR) goals over a 5-year period, subject to continued employment.
PubCo also expects to make additional awards pursuant to the Omnibus Incentive Plan to its named executive officers (other than Mr. Hafer) in connection with the Business Combination. These awards are expected to be in the form of stock options (for 75% of the award) and time-based restricted stock units (“RSUs”) (for 25% of the award). Both the stock option awards and RSUs are expected to vest in equal annual installments over a three-year period following grant. Other than with respect to the Founder Grant, individual grant amounts have not yet been determined.
Potential Payments upon Termination or Change in Control
Severance under Employment Agreements
As described above, Mr. Hafer does not currently have a contractual entitlement to severance.

Mr. Davin’s employment agreement provides that his employment by the Company is at-will and generally does not provide for additional compensation upon termination, beyond a requirement to provide at least 30 days’ written notice of termination of employment.
Ms. Johnson’s employment agreement provides that in the event that Ms. Johnson is terminated without “cause”, subject to her execution of a general release of claims, she will be entitled to receive continued payment of her base salary for a six month period following termination of employment.
Mr. McCormick does not have a contractual entitlement to severance.
PubCo is evaluating its current employment agreements and may enter into new employment agreements in connection with the Business Combination with each of its Named Executive Officers. However, the terms of such agreements have not yet been determined.
Vesting of Incentive Units upon Change in Control
The terms of the Incentive Units held by our Named Executive Officers provide for partial accelerated vesting upon a “change in control” (as defined in the Plan), including the Business Combination, depending on the amount of time that has elapsed between the date of grant and the date of such “change in control.” Assuming the Business Combination is consummated in the first quarter of 2022, Mr. Davin would receive full vesting of all Incentive Units he currently holds. In addition, Ms. Johnson and Mr. McCormick would receive accelerated vesting in 2,000 and 400 Incentive Units, respectively.
Director Compensation
The following table summarizes the compensation awarded or paid to the members of the Board for the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash	Options(1)	Total
Kathryn Dickson	$52,000	$64,593	$116,593
George Muñoz	$49,000	$64,593	$113,593
Stephen Taslitz	$16,500	$64,593	$81,093
Toby Johnson(2)	$30,000	—	$30,000

(1)
Amounts reported in the “Options” column reflect the aggregate grant date fair value of the Incentive Units in the Company granted to Mr. Muñoz and Mses. Dickson and Johnson during 2021, calculated in accordance with FASB ASC 718. The Incentive Units represent membership interests in the Company that are intended to constitute “profits interests” for federal income tax purposes. Aside from the fact that the Incentive Units do not require the payment of an exercise price or have an option expiration date, we believe they are economically similar to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” The aggregate number of Incentive Units held by each director as of December 31, 2021 was: 1,705 for Mr. Muñoz, 1,107 for Ms. Dickson, 300 for Mr. Taslitz and 75 for Ms. Johnson (excluding the grant she received in connection with her commencement of service as the Chief Operating Officer, as described above).

(2)
As described above, in June of 2021, Ms. Johnson resigned as a director of the Company in connection with her appointment as Chief Operating Officer.

Director Compensation.    During August 2021, the Company approved an updated director compensation program that provides for a base annual cash retainer of $50,000 plus the following additional cash retainers: $40,000 for Ms. Dickson ($20,000 in recognition of her service as lead independent director and an additional $10,000 for her service as a member of the compensation committee and the audit committee); $26,000 for Mr. Muñoz ($20,000 in recognition of his service as a member of the audit committee and $6,000 for his service as a member of the compensation committee); and $16,000 for Mr. Taslitz ($10,000 in recognition of his service as a member of the audit committee and $6,000 for his service as a member of the compensation committee). The amounts reflected in the table above were paid based upon the Company’s prior director compensation program for periods prior to August 2021 and amounts under the current compensation program were correspondingly pro-rated to reflect the partial year.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AUTHENTIC BRANDS
Unless the context otherwise requires, references to “we,” “us,” “our,” “Black Rifle Coffee Company,” “BRCC” and the “Company” in this section are to the business and operations of Authentic Brands LLC and its consolidated subsidiaries (d/b/a Black Rifle Coffee Company) prior to the Business Combination. The following discussion and analysis should be read in conjunction with BRCC’s audited annual and unaudited interim consolidated financial statements and related notes thereto included elsewhere in this proxy statement/ prospectus. In addition to historical information, this discussion contains forward-looking statements that involve risks, uncertainties, and assumptions that could cause BRCC’s actual results to differ materially from management’s expectations. Factors which could cause such differences are discussed herein and set forth in “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections included elsewhere in this proxy statement/prospectus. Certain capitalized terms below are defined elsewhere in this proxy statement/ prospectus.
Overview
Black Rifle Coffee Company is a rapidly growing, veteran-controlled and led coffee and media company with an incredibly loyal and quickly expanding community of more than 1.9 million lifetime consumers, more than 270,000 active coffee club subscribers, and 11.1 million social media followers across Black Rifle Coffee Company’s, co-founders’, and key media personalities’ accounts as of November 30, 2021. At Black Rifle Coffee, we develop our roast profiles with the same mission focus we learned as military members serving our country. We produce creative and engaging, cause-related media content, self- produced podcasts, and digital and print journalism in-house to inform, inspire, entertain, and build our community. We also sell Black Rifle Coffee-brand apparel, coffee brewing equipment, and outdoor and lifestyle gear that our consumers proudly wear and use to showcase our brand. At the heart of everything we do is our commitment to supporting active military, veterans, first responders, and those who love America.
We utilize a three-pronged approach to craft a unique brand that resonates with our customer base and enhances brand loyalty: Inform, Inspire, and Entertain. We want our audience to love coffee as much as we do, so we simply inform them on all the awesome facets to coffee that we can think of. We take pride in the coffee we roast, the veterans we employ and the causes we support. We give back to the community and are committed to support those who serve. The entertain marketing strategy drives brand excitement, along with valuable customer insights and data.
We own two roasting facilities, one focused on large batch and the other on small batch. Our coffee beans are roasted in-house in the US to ensure consistency and quality of product. Our coffee beans have an 83-point grade or higher and are sourced only from the highest quality suppliers. Our state-of-the-art equipment guarantees freshness and offers significant capacity for expansion.
We have experienced strong revenue growth since inception. Revenue increased to $163.9 million for the year ended December 31, 2020, from $82.1 million for the year ended December 31, 2019, representing growth of 100%. Growth in the year ended December 31, 2020, was primarily driven by a significant expansion of our customer base.
We are a digitally native brand with an established omnichannel business model, reaching our customers through one reportable segment that is comprised of three channels: Direct to Consumer (“DTC”), Wholesale, and Outposts. Our DTC channel includes our e-commerce business, through which consumers order our products online and products are shipped to them. Our Wholesale channel includes products sold to an intermediary such as convenience, grocery, drug, and mass merchandise stores, as well as outdoor, DIY, and lifestyle retailers, who in turn sell those products to consumers. Our Outpost channel includes revenue from our company-operated and franchised Black Rifle Coffee retail coffee shop locations.
Business Combination
On November 2, 2021, we entered into the Business Combination Agreement with SilverBox, Blocker, PubCo, Merger Sub 1 and Merger Sub 2, pursuant to which SilverBox agreed to combine with Authentic

Brands in the Business Combination that will result in PubCo becoming a publicly-traded company on and controlling Authentic Brands in an “Up-C” structure.
Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination will be effected in two steps: (a) SilverBox will merge with and into Merger Sub 1 (the “SilverBox Merger”), with Merger Sub 1 surviving the SilverBox Merger as a wholly owned subsidiary of PubCo; and (b) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker (the “Blocker Merger” and, together with the SilverBox Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Blocker surviving as a wholly owned subsidiary of Merger Sub 1. As a result of the Business Combination, PubCo will become a new publicly-traded company on and will become the managing member of Authentic Brands in an “Up-C” structure.
The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur: (i) in the SilverBox Merger, each share of SilverBox Class A Common Stock and SilverBox Class C Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo Class A Common Stock, (y) each share of SilverBox Class B Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock and PubCo Class C Common Stock, which PubCo Class C Common Stock will have no voting rights and will be restricted and convertible automatically into shares of PubCo Class A Common Stock upon the occurrence of certain events, and (z) each warrant of SilverBox outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one PubCo Warrant, with PubCo assuming SilverBox’s obligations under the existing warrant agreement; (ii) immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of Merger Sub 1 and an indirect wholly owned subsidiary of PubCo and each share of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, shares of PubCo Class C Common Stock, and cash; and (iii) PubCo will issue to the Continuing Unitholders shares of PubCo’s Class B Common Stock.
As a result of the Business Combination, among other things: (i) PubCo will hold Company Units and will be admitted as the managing member of Authentic Brands; and (ii) the Continuing Unitholders will hold (i) Company Common Units that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) Company Restricted Units, and (iii) a number of shares of PubCo Class B Common Stock corresponding to the number of Company Units held.
For more information about the Business Combination Agreement, see the section entitled “The Business Combination Agreement.”
Effects of the COVID-19 Pandemic
In March 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic. The COVID-19 pandemic has significantly impacted global economies, resulting in travel restrictions, business slowdowns or shutdowns in affected areas, reduced economic activity, and changes in consumer behavior.
Despite these COVID-19 pandemic disruptions, which have affected the businesses of our consumers, wholesale partners, and suppliers, our business has been positively affected by the increase in e-commerce spending and strengthening of our company brand. As we entered 2020, the great momentum from 2019 continued to be reflected in the strong sales performance throughout the first quarter of 2020. Our revenue was positively impacted during the final weeks of the first quarter of 2020 due to the increase in consumer e-commerce spending and temporary store closures attributed to the COVID-19 pandemic. During the second quarter of 2020, our DTC revenues significantly benefited from a demand surge for in-home coffee products as we saw consumers change their coffee consumption experience, as well as more consumers shopping online while sheltering-in-place. The unprecedented demand continued throughout the remainder of the year. Conversely, our wholesale revenues were temporarily adversely impacted due to temporary store closures for our customers attributed to the COVID-19 pandemic. Offsetting the impact related to these temporary store closures was revenue related to a new product sales and marketing agreement with a large retailer to sell select coffee products and merchandise items to the retailer to be sold in their stores and website. In addition, we introduced a new canned RTD coffee product in early 2020, which further strengthened our revenue. This canned RTD coffee product is primarily sold through our Wholesale channel. We have continued to experience revenue growth throughout 2021. This revenue growth has primarily been driven by our Wholesale channel as we expanded our market with businesses and retailers. Revenue growth of our DTC channel has normalized as consumers return to the office.
To date, we have experienced minimal supply-chain disruptions as a direct result of the COVID-19 pandemic. Additionally, restrictions or disruptions of transportation did not result in significantly higher costs or delays for us during 2020. We increased in-house production of our products and increased inventory purchase orders to align with demand forecasts at the time and safeguard against potential supply chain disruptions. These actions contributed to higher -than -expected inventory levels throughout the year to meet overall demand in our DTC channel and Wholesale channel, particularly in the fourth quarter of 2020. As we continue to expand our business, we have continued to maintain higher -than -expected inventory levels throughout 2021.
Throughout the pandemic, we have prioritized the health and safety of our employees and our consumers. In March 2020, we temporarily closed offices and implemented a remote work policy for all of our corporate employees, which, in most cases, we are still continuing to follow. While our production facilities and warehouses remained open, we followed local health guidelines and we implemented additional safety and cleaning protocols.
As we continue to monitor and navigate the COVID-19 pandemic and its effects and may take additional actions based on the requirements and recommendations of local health guidelines, we intend to focus on disciplined investments for future, long-term growth. In certain circumstances, there may be developments outside our control requiring us to adjust our operating plan. As such, given the dynamic nature of this situation, we cannot reasonably estimate the impacts of the COVID-19 pandemic on our financial condition, results of operations or cash flows in the future. See “Risk Factors” included elsewhere in this proxy statement/prospectus.
Key Factors Affecting Our Performance
Our Ability to Increase Brand Awareness
Our ability to promote and maintain brand awareness and loyalty is critical to our success. We believe we have created a highly efficient marketing strategy that provides us the ability to increase brand awareness and drive consumer interaction. Consumer appreciation of our brands is primarily reflected in the increase of our DTC channel and the additional retail accounts in our Wholesale channel. We expect to continue to develop and implement forward-looking brand strategies that leverage social media and employ targeted digital advertising to expand the reach of our brand.
Our Ability to Grow Our Customer Base in Our DTC, Outposts, and Wholesale Channels
We are currently growing our customer base through our DTC, Outposts, and Wholesale channels. Today we have over 270 million coffee club subscribers and that number continues to grow through various offerings. We continue to grow our retail footprint through company-owned and franchised Outposts. Our products are also sold through a growing number of physical retail channels. Wholesale customers include large national retailers, regional retailers, distributors, and dealers.
Our Ability to Acquire and Retain Customers at a Reasonable Cost
We believe our ability to consistently acquire and retain customers at a reasonable cost will be a key factor affecting our future performance. While we have a strong presence in major markets, we still have the opportunity to grow brand awareness, with less than 20% aided awareness in any region of the country today. To accomplish this goal, we intend to grow our brand awareness through various avenues such as national television and radio advertising, and through select sponsorship opportunities. In addition, we will continue to strengthen our social media footprint across various platforms such as Facebook, Google, and YouTube. Our digital capabilities provide a distinct advantage and enable us to form direct relationships with our customers and capture valuable customer data and insights. We utilize digital marketing tools to optimize our marketing initiatives and drive our brand reach.
Our Ability to Drive Repeat Usage of Our Products
We accrue substantial economic value from repeat users of our products who consistently re-order our products. The pace of our growth rate will be affected by the repeat usage dynamics of existing and newly acquired customers.
Our Ability to Expand Our Product Line
Our goal is to substantially expand our product line over time to increase our growth opportunity and reduce product-specific risks through diversification into multiple products each designed around daily use. Our pace of growth will be partially affected by the cadence and magnitude of new product launches over time. As an example, we launched RTD coffee products in March 2020 with two 11-ounce SKUs. We have since added two high-caffeine, boldly-flavored 15-ounce SKUs. All four items have grown to become top-25 products in the RTD coffee category on a dollar to percent ACV basis and can be found in more than 35,000 locations across the country. Moving forward, we believe that it is important to our business that we continue innovating with new products and flavors and continue to explore the world to find the highest quality beans possible to deliver to our customers.
Our Ability to Manage Our Supply Chain
Our ability to grow and meet future demand will be affected by our ability to properly plan for and source inventory from a variety of suppliers located inside and outside the United States. The majority of our green coffee beans come from Colombia and Brazil, but since 2020, we have also sourced green coffee beans from over ten countries in Latin America, Africa, and Asia to diversify our supply chain and offer our customers specialty and limited-time-only roasts. Quality control is also a critically important part of our manufacturing and supply chain operations. 99% of our bagged roasted coffee is roasted in-house. Our licensed, Coffee Quality Institute-certified grader and former Green Beret, Edwin Parnell, leads cupping, grading, scoring, and sourcing of our coffees. We are establishing direct trade relationships with farmers to improve our access to premium and unique inputs, and we utilize the latest equipment in our facilities to ensure what we believe are the highest quality results.
Components of Our Results of Operations
Revenue, net
We sell our products both directly and indirectly to our customers through a broad set of physical and online platforms. Our revenue, net reflects the impact of product returns, as well as discounts for certain sales programs, promotions, and loyalty rewards.
Cost of Goods Sold
Cost of goods sold primarily includes raw material costs, labor costs directly related to producing our products, including wages and benefits, shipping costs, lease expenses and other overhead costs related to certain aspects of production, warehousing, shipping, and credit card fees.
Operating Expenses
Operating expenses consist of marketing and advertising expenses related to brand marketing campaigns through various online platforms, including email, digital, website, social media, search engine optimization, as well as performance marketing efforts, including retargeting, paid search and product advertisements, as well as social media advertisements and sponsorships. Operating expenses also consist of salaries, wages, and benefits of payroll and payroll related expenses for labor not directly related to producing our products. Payroll expenses include both fixed and variable compensation. Variable compensation includes bonuses and stock-based compensation for our finance, legal, human resources, and general corporate personnel. Also included are other professional fees and services, and general corporate infrastructure expenses, including utilities and depreciation and amortization.
Interest Expense
Interest expense consists of interest on our borrowing arrangements, the amortization of debt discounts and deferred financing costs, and extinguishment of debt costs for the nine months ended September 30, 2021.
Results of Operations
The following table represents the selected results of operations for BRCC for the periods indicated.
	Nine-Months Ended September 30,				Fiscal Year December 31,
	($ in thousands)
	2021	2020	Change	%	2020	2019	Change	%
Revenue, net . . . . . . . . . .	$161,253	$104,003	$57,250	55%	$163,909	$82,128	$81,781	100%
Cost of Goods Sold . . . .	96,245	58,565	37,680	64%	94,500	46,423	48,077	104%
Gross Profit	65,008	45,438	19,570	43%	69,409	35,705	33,704	94%
Operating Expenses
Marketing and advertising	25,290	15,052	10,238	68%	25,513	13,349	12,164	91%
Salaries, wages and benefits	29,755	16,009	13,746	86%	24,194	13,129	11,065	84%
General and administrative	17,473	9,982	7,491	75%	13,922	9,343	4,579	49%
Total Operating Expenses	72,518	41,043	31,475	77%	63,629	35,821	27,808	78%
Income/(Loss) from Operations	(7,510)	4,395	(11,905)	-271%	5,780	(116)	5,896	5083%
Other Income (Expense)
Interest Income (Expense)	(1,590)	(814)	(776)	95%	(1,047)	(733)	(314)	43%
Other income (expense),net	(5)	(95)	90	-95%	(227)	91	(318)	-349%
Total Other Income (Expense)	(1,595)	(909)	(686)	75%	(1,274)	(642)	(632)	98%
Earnings (loss) before income taxes	(9,105)	3,486	(12,591)	-361%	4,506	(758)	5,264	694%
State Income Tax Expense	133	141	n m	n m	185	14	n m	n m
Net (Loss) / Income . . . .	$(9,238)	$3,345	$(12,583)	-376%	$4,321	$(772)	$5,093	660%

*
n.m — Not meaningful

Comparison of the nine months ended September 30, 2021 to the nine months ended September 30, 2020
Revenue, net
Net revenue for the nine months ended September 30, 2021 increased $57.2 million, or 55%, to $161.3 million as compared to $104.0 million for the corresponding period in 2020.
The increase was driven by continued growth in our DTC channel, new products sold and increased points of distribution in our Wholesale channel, and the opening of new company-owned Outposts. DTC channel net revenue increased in aggregate by $26.2 million, or 29%, to $115.7 million for the nine months ended September 30, 2021 as compared to $89.5 million for the corresponding period in 2020 due to an increase in number of customers and sales of new products on subscription.

For the nine months ended September 30, 2021, net revenue for our Outpost channel increased $6.0 million, or 574%, to $7.0 million as compared to $1.0 million for the corresponding period in 2020. We opened new company-operated Outposts in San Antonio, TX, North Richland Hills, TX, Clarksville, TN, and Layton, UT between the third quarter of 2020 and third quarter of 2021.
For the nine months ended September 30, 2021, net revenue from our Wholesale channel increased $25.1 million, or 186%, to $38.6 million as compared to $13.5 million for the corresponding period in 2020. The largest increase came from RTD drink product sales through national distributors and retail accounts, and product sales with a large retail chain.
Cost of goods sold
For the nine months ended September 30, 2021, cost of goods sold increased $37.7 million, or 64%, to $96.2 million as compared to $58.6 million over the corresponding period prior year. The increase was partially driven by product mix shift, as RTD has higher product costs and lower gross margins as compared to bagged coffee. In addition, shipping costs, which includes inbound freight, outbound freight, and intracompany freight, increased due to carrier and courier rate increases. Gross margin decreased 340 basis points to 40.3% for the nine months ended September 30, 2021 compared to the nine months ended September 30, 2020, primarily due to product mix and higher shipping cost, partially offset by improved leverage in e-commerce and merchant fees.
Operating expenses
Operating expenses for the nine months ended September 30, 2021 increased $31.5 million, or 77%, to $72.5 million as compared to $41.0 million for the corresponding period in 2020.
Salaries, wages and benefits increased $13.7 million, or 86%, to $29.8 million for the nine months ended, September 30, 2021, compared to $16.0 million for the corresponding period in 2020. We increased employee headcount to respond to our significant sales growth and invested in existing channels as we built out additional revenue streams, which resulted in higher salaries, wages and benefits. In addition, in 2021, we continued to strengthen our marketing and advertising capabilities with national radio, television, and billboard advertising placements and in-house production of content. This resulted in increased marketing and advertising expenses of $10.2 million, or 68%, to $25.3 million for the nine months ended September 30, 2021, compared to $15.1 million for the corresponding period in 2020. In addition, General and Administrative expenses increased $7.5 million, or 75%, to $17.5 million for the nine months ended September 30, 2021, compared to $10.0 million for the same period 2020. The increase is due to the addition of corporate infrastructure to support the growth of our business across multiple channels. We also experienced increased costs related to travel related expenses as the Company re-opened corporate offices and the government loosened travel restrictions.
Interest Expense
Interest expense for the nine months ended September 30, 2021 increased $0.8 million, or 95%, to $1.6 million as compared to $0.8 million for the corresponding period in 2020.
The increase in interest expense was primarily attributed to a loss on the extinguishment of debt incurred in August 2021 of $0.7 million. The additional increase was related to the Company entering into several debt agreements to finance its purchases of property and equipment for corporate office locations, Outposts, and manufacturing facilities.
Comparison of the year ended December 31, 2020 to the year ended December 31, 2019
Revenue, net
Net revenue for the year ended December 31, 2020 increased $81.8 million, or 100%, to $163.9 million as compared to $82.1 million for the year ended December 31, 2019.

The increase was primarily due to the rapid growth in our DTC channel, a sales and marketing agreement with a large retailer in our Wholesale channel, and a newly opened company-operated store in our Outpost channel. DTC net revenue increased $64.1 million, or 87%, to $137.7 million in fiscal 2020 as compared to net revenues of $73.6 million in fiscal 2019, due to continued growth in DTC sales fueled by a surge for in-home coffee products as consumers changed their coffee consumption experience attributed to the COVID-19 pandemic. Concurrently, we expanded our subscription offerings that included new products on subscription.
Outpost net revenue increased $2.0 million, or 245%, to $2.8 million for fiscal 2020 as compared to $0.8 million in fiscal 2019, primarily due to a newly opened company-operated retail store in San Antonio, TX.
Wholesale net revenue increased $15.6 million, or 203%, to $23.4 million for fiscal 2020 as compared to $7.7 million in fiscal 2019. We launched the RTD product line, which experienced rapid growth and adoption through a national distributor network. In addition, we entered into a product sales and marketing agreement with a large retailer to sell our products in their locations and on their website.
Cost of goods sold
Cost of goods sold for the year ended December 31, 2020 increased $48.1 million, or 104%, to $94.5 million as compared to $46.4 million for the year ended December 31, 2019.
The increase is partly driven by product mix as RTD has higher product costs and lower gross margins as compared to bagged coffee. In addition, shipping costs, which includes inbound freight, outbound freight, and intracompany freight, increased due to significant carrier and courier rate increases. Gross margin decreased 110 basis points to 42.3% for the year ended December 31, 2020 compared to the year ended December 31, 2019, primarily due to higher shipping cost, partially offset by improved margins and leverage in e commerce and merchant fees.
Operating expenses
Operating expenses for the year ended December 31, 2020 increased $27.8 million, or 78%, to $63.6 million as compared to $35.8 million for the year ended December 31, 2019.
For year ended December 31, 2020, salaries, wages and benefits increased $11.1 million, or 84%, to $24.2 million as compared to $13.1 million for fiscal 2019. In 2020, we experienced significant growth related to the COVID-19 pandemic. We increased employee headcount to be responsive to this growth, which resulted in higher salaries, wages, and benefits costs. In addition, General and Administrative expenses increased $4.6 million, or 49%, to $13.9 million in fiscal 2020 as compared to $9.3 million in fiscal 2019. The increase is due to the addition of corporate personnel and infrastructure to support the growth of our business across multiple channels.
Interest Expense
Interest expense for the year ended December 31, 2020 increased $0.3 million, or 43%, to $1.0 million as compared to $0.7 million for the year ended December 31, 2019.
The increase in interest expense is primarily attributed to increase in our long-term debt. In 2020, we entered into a loan and security agreement, several mortgages to purchase leased buildings, and an equipment financing arrangement.
Liquidity and Capital Resources
Our principal use of cash is to support operational expenses associated with non-capitalizable start-up costs, which largely consist of working capital requirements related to inventories, accounts payable, accounts receivable, and general and administrative expenses. Furthermore, we use cash to fund our debt service commitments, capital equipment acquisitions, stores buildout and other growth-related needs.
Our primary sources of cash are (1) cash on hand, (2) cash provided by operating activities, and (3) net borrowings from our credit facilities. As of September 30, 2021, our cash and cash equivalents were

$14.0 million, working capital of $8.9 million, and $14.5 million of available borrowings under our credit facilities. Our ability to draw from the credit facilities is subject to a borrowing base and other covenants. We believe that these sources of liquidity will be sufficient to fund our working capital requirements and to meet our commitments in the ordinary course of business and under the current market conditions for at least the next twelve months.
We expect we may continue to incur net operating losses and negative cash flows from operations, and we expect our general and administrative expenses and capital expenditures will continue to increase as we continue to expand our operations, product offerings and customer base.
Mortgages, Equipment Finance Line of Credit, Revolving Line of Credit, and Promissory Note
On July 29, 2020, we entered into mortgage loan agreements with to refinance the purchase of buildings for a total of $5.5 million at an interest rate of 3.67% per annum. The loans are secured by the real property financed. The loans mature on July 29, 2025. The loans are payable in monthly installments of principal and interest commencing on August 29, 2020. The loans are subject to quarterly covenants related to fixed charge coverage, cash flows, and dividends and distributions.
On July 29, 2020, we entered into an equipment financing agreement which provided a credit line totaling $3.3 million at an interest rate of LIBOR plus 3.50% (the Equipment Line). The Equipment Line was amended to include additional availability of $10.0 million. Further, in July 2021, an additional $6.0 million was added to the availability of the Equipment Line. In September 2021, $2.0 million outstanding on the Equipment Line was converted to a 60-month term loan to be utilized for retail expansion (Retail Facility). The Equipment Line is secured by the equipment financed. The Equipment Line matures the earlier of (i) five years subsequent to the equipment project completion or (ii) August 1, 2026. As of September 30, 2021, the Company has available credit under the Equipment Line and the Retail Facility of $9.7 million and $4.0 million, respectively. The loans are subject to fixed charge and leverage covenants.
On April 12, 2021, we entered into a revolving line of credit agreement (Credit Facility). The Credit Facility earns a floating interest rate calculated at the prime rate plus zero percent. The loan is subject to a specified borrowing base and is secured by the assets of the Company. The line of credit matures on June 30, 2023. As of September 30, 2021, the balance of the line of credit was $8.5 million and the availability under the line of credit was $0.8 million.
On April 21, 2021, we entered into mortgage loan agreement to purchase a building for a total of $2.2 million at an interest rate of 3.60% per annum. The loan is secured by the real property financed. The loan matures on April 29, 2026. The loan is payable in monthly installments of principal and interest commencing on May 29, 2021. The loan is subject to fixed charge and leverage covenants.
As of September 30, 2021, the Company has $3.0 million of outstanding note payable agreements with a weighted average interest rate of 1.47%. The notes are payable in annual installments scheduled to be paid in full in 2025.
On November 2, 2021, the Company entered into an amendment to increase the Credit Facility from $10 million to $25 million. Interest only payments are due and payable in installments commencing November 30, 2021 and continue regularly until the entire amount outstanding is due on June 30, 2023.
On November 4, 2021, the Company entered into a revolving loan agreement to borrow an aggregate principal amount not to exceed $15 million (the Promissory Note). The Promissory Note matures on June 30, 2022 (Initial Maturity) with an option to extend the term by one year to June 30, 2023 (Extended Maturity). The Promissory Note accrues interest of 7% per annum until Initial Maturity and then 12% per annum until the Extended Maturity date.
On November 8, 2021, the Company borrowed $10 million under the Promissory Note.

Cash Flows from Operating, Investing and Financing Activities
The following table summarizes our cash flows from operating, investing and financing activities for the periods indicated (in thousands):
	Nine Months Ended September 30,		Fiscal Year Ended, December 31,
	2021	2020	2020	2019
Cash flows provided by (used in):
Operating activities	$(10,654)	$3,638	$11,546	$4,144
Investing activities	$(11,755)	$(7,205)	$(9,760)	$(1,106)
Financing activities	$769	$8,955	$28,811	$(2,166)
Comparison of the nine months ended September 30, 2021 to the nine months ended September 30, 2020
Operating Activities
Cash flow from operating activities is primarily generated from revenue from our DTC and Wholesale channels.
Net cash used in operating activities was $10.7 million for the nine months ended September 30, 2021, compared to net cash provided by operating activities of $3.6 million for the nine months ended September 30, 2020. The $14.3 million decrease was primarily due to a net loss from operations of $9.2 million for the nine months ended September 30, 2021, compared to net income of $3.3 million for the same period in 2020. In addition, the change in accounts receivable, net increased $4.6 million compared to the same period in 2020 due to an increase in Wholesale channel revenue and timing of payments received from customers.
Investing Activities
Net cash used in investing activities was $11.8 million for the nine months ended September 30, 2021, compared to $7.2 million for the nine months ended September 30, 2020. The $4.6 million increase in cash used was primarily due to continued spend on capital expenditure projects for our Outpost locations, roasting facilities, and corporate offices.
Financing Activities
Net cash provided by financing activities was $0.8 million for the nine months ended September 30, 2021, compared to cash provided by financing activities of $9.0 million for the nine months ended September 30, 2020. The $8.2 million decrease in net cash from financing activities was primarily due to repayments of long-term debt and Series A preferred distributions during the nine months ended September 30, 2021. During the nine months of 2020, the Company entered into a mortgage agreement to purchase the corporate office. In addition, we refinanced the revolving credit facility securing access to additional credit availability.
Comparison of the year ended December 31, 2020 to the year ended December 31, 2019
Operating Activities
Net cash provided by operating activities was $11.5 million for the year ended December 31, 2020, compared to $4.1 million for the year ended December 31, 2019. The $7.4 million increase was primarily due to net income from operations of $4.3 million, increase in accounts payable due to timing of payables and cash payments of $7.0 million, increase in accrued liabilities of $6.4 million due to timing of expenditures and invoice receipts, and an increase in deferred revenue and gift card liability of $3.3 million primarily due to increase in revenue volumes and the establishment of a loyalty reward program. Offsetting these activities, are cash used for purchases of inventory of $10.9 million to address inventory levels to meet growth due to customer demands.

Investing Activities
Net cash used in investing activities was $9.8 million for the year ended December 31, 2020, compared to $1.1 million for the year ended December 31, 2019. The $8.7 million increase was primarily due to purchases of property and equipment related to our Outpost locations, roasting facilities, and corporate offices.
Financing Activities
Net cash provided by financing activities was $28.8 million for the year ended December 31, 2020, compared to cash used in financing activities of $2.2 million for the year ended December 31, 2019. The $31.0 million change was primarily due to issuance of Series A preferred equity, net of cash paid for issuance costs of $145.1 million and issuance of long-term debt of $16.4 million. Offsetting these activities are cash used to repurchase member units in the amount of $125 million and cash used for payments of long-term debt of $7.3 million.
Off-Balance Sheet Arrangements
As of September 30, 2021, we had no off-balance sheet debt or arrangements, except for operating leases entered into in the normal course of business and purchase commitments relating to inventory as discussed below.
In September 2021, the Company entered into a manufacturing and purchase agreement to purchase canned beverage product from a third-party supplier. The initial term ends on December 31, 2023, and automatically renews for two consecutive year periods, unless either party provides notice of cancellation at least 120 days prior to the end of the current term. The initial minimum purchase amount is approximately $2.25 million through December 31, 2022.
In November 2021, the Company entered into a manufacturing and purchase agreement to purchase coffee product from a third-party supplier. The term remains in effect until December 31, 2023. The minimum purchase amount is based on quantity and will range from approximately $8.8 million to $10.4 million on an annual basis.
Non-GAAP Financial Measures
To evaluate the performance of our business, we rely on both our results of operations recorded in accordance with GAAP and certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These measures, as defined below, are not defined or calculated under principles, standards or rules that comprise GAAP. Accordingly, the non-GAAP financial measures we use and refer to should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definitions of EBITDA and Adjusted EBITDA described below are specific to our business and you should not assume that they are comparable to similarly titled financial measures of other companies. We define EBITDA as net income (loss) before interest, state income taxes, depreciation and amortization expense. We define Adjusted EBITDA as EBITDA, as adjusted for stock-based compensation expense, capital raising activities, and costs associated with implementation of our enterprise systems. When used in conjunction with GAAP financial measures, we believe that EBITDA and Adjusted EBITDA are useful supplemental measures of operating performance because it facilitates comparisons of historical performance by excluding non-cash items such as stock-based payments and other amounts not directly attributable to our primary operations, such as the impact of system implementation, acquisitions, disposals, non-routine investigations, litigation and settlements. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. EBITDA and Adjusted EBITDA have limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) they do not reflect changes in, or cash requirements for, our working capital needs, (ii) they not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) they do not reflect our tax expense or the cash requirements to pay our taxes, (iv) they do not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although stock- based compensation expenses are non-cash charges, BRCC relies on equity compensation to compensate and incentivize employees, directors and certain consultants, and it may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect any cash requirements for such replacements.
A reconciliation of net income, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA is set forth below:
	Nine Months Ended September 30,		Fiscal Year 2020
	2021	2020
Net income (loss)	$(9,238)	$3,345	$4,321
Interest expense	1,590	814	1,047
Tax expense	133	141	185
Depreciation and amortization	2,000	985	1,375
EBITDA	$(5,515)	$5,285	$6,928
Stock-based compensation(1)	$3,762	$2,650	$3,313
System implementation costs(2)	265	504	556
Transaction expenses(3)	655	467	575
Adjusted EBITDA	$(833)	$8,906	$11,372

(1)
Represents the non-cash expense of our stock-based compensation arrangements for employees, directors, consultants and wholesale channel partner.

(2)
Represents costs associated with the implementation of our enterprise-wide resource planning (ERP) system.

(3)
Represents expenses related to the Business Combination and our 2020 preferred equity raise such as legal, accounting, consulting and other fees

Critical Accounting Policies
Critical accounting policies and estimates are those accounting policies and estimates that are both the most important to the portrayal of our net assets and results of operations and require the most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. These estimates are developed based on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Critical accounting estimates are accounting estimates where the nature of the estimates are material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and the impact of the estimates on financial condition or operating performance is material.
The critical accounting estimates, assumptions, and judgments that we believe have the most significant impact on our consolidated financial statements are described below.
Revenue Recognition
We recognize revenue in accordance with ASC 606. Revenue is recognized when a customer obtains control of products or services in an amount that reflects the consideration which we received, or expect to receive, in exchange for those goods or services. We are required to identify our contracts with customers, identify the performance obligations in a contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract and recognize revenue when (or as) the entity satisfies a performance obligation.
The majority of our revenue is derived from the sale of our products. In determining the transaction price, we evaluate whether the price is subject to refund or adjustment to determine the net consideration to which we expect to be entitled.

Revenue is recognized when control of the product is transferred to the customer (i.e., when our performance obligation is satisfied), which is defined by the commercial terms of each purchase but typically occurs at the date of delivery of the merchandise to the customer. As such, customer orders are recorded as deferred revenue prior to delivery of products. In determining whether control has transferred, we considered whether risks and rewards of ownership have transferred to the customer. We estimate which shipments have been delivered and recognize corresponding revenue at the end of the period. Delivery date estimates are based on average transit times calculated based on factors such as the type of carrier, the fulfillment source, the delivery destination and historical transit time experience. Actual shipping times may differ from our estimates.
Loyalty Rewards Program
We have a loyalty points rewards program (the “Loyalty Program”) that is primarily a spend-based program. Customers can earn 1% or 3% on purchases depending on whether the purchase is a subscription or non-subscription. BRCC reserves the right in its sole discretion to modify, change, add, or remove activities which can be accomplished to earn points at any time. Under the Loyalty Program, customers may redeem rewards as they reach minimum thresholds per reward. Loyalty points will expire if there is no account activity (i.e., if there is no new purchase made or order placed) in a period of twelve months. Conversion of rewards are non-changeable after redemption, have no cash value, and are non-transferrable.
The Company defers revenue associated with the points earned through purchases that are expected to be redeemed, net of estimated unredeemed loyalty points. Loyalty points that are estimated to be unredeemed is based on a historical percentage of expired points. When a customer redeems an earned reward, the Company recognizes revenue for the redeemed product and reduces the related deferred revenue liability. The deferred revenue liability in included in deferred revenue and gift card liability on the consolidated balance sheets.
For those points that are earned through other activities, the Company recognizes the redemption of these points as a discount to the transaction price at time of sale.
Equity Based Compensation
The Company grants equity-based awards to certain employees and non-employee directors. The Company records equity-based compensation expense based on the fair value of equity awards at the grant date and recognizes compensation expense on a straight-line basis over the requisite service period. The assumptions used to calculate the fair value of equity awards granted are evaluated and revised, as necessary, to reflect the Company’s historical experience and current market conditions.
The Company engages a third-party appraiser (“Appraiser”) to assist management in estimating the fair value of common stock and incentive units. The Appraiser considers all three valuation approaches to value the Company’s total equity: the income approach, market approach and cost approach but typically relies primarily on the income and market approaches. The Appraiser then weights the selected approaches considering the reliability of each approach as of the grant date. Subsequently, the Appraiser allocates the total equity value to the classes of shares. Discounts for lack of marketability are considered based on the facts and circumstances of the class of shares at each grant date.
Applying these valuation and allocation approaches involves the use of estimates, judgment and assumptions that are highly complex and subjective, such as those regarding the Company’s expected future revenue, expenses and cash flows, as well as discount rates, valuation multiples, the selection of comparable public companies and comparable transactions and the probability of future events. Changes in any or all of these estimates and assumptions, or the relationships between these assumptions, impact the Company’s valuation as of each valuation date and may have a material impact on the valuation of the Company’s equity and equity awards. These estimates involve inherent uncertainties and, if different assumptions had been used, equity-based compensation expense could have been materially different from the amounts recorded.
Recent Accounting Pronouncements
See Note 2 to our consolidated financial statements included elsewhere in this proxy statement/ prospectus for more information about recent accounting pronouncements, the timing of their adoption, and our assessment, to the extent it has made one, of their potential impact on our consolidated financial statements.

JOBS Act
The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies for up to five years or until we are no longer an emerging growth company. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the unaudited consolidated financial statements may not be comparable to those of companies that comply with new or revised accounting pronouncements as of public company effective dates.
Quantitative and Qualitative Disclosure of Market Risks
Commodity Risks
Our profitability is dependent on, among other things, our ability to anticipate and react to changes in costs of key operating resources such as coffee beans, dairy products, energy and other commodities. The availability and prices of coffee beans and other commodities are subject to significant volatility. Increases in the “C” coffee commodity price increase the price of high-quality coffee. We generally enter into fixed price purchase commitments.
The supply and price of coffee we purchase can also be affected by multiple factors in the producing countries, such as weather (including the potential effects of climate change), natural disasters, crop disease, inventory levels, political and economic conditions. Because of the significance of coffee beans to our operations, combined with our ability to only partially mitigate future price risk through purchasing practices, increases in the cost of high-quality coffee beans could have a material adverse impact on our profitability.
Interest Rate Risk
In order to maintain liquidity and fund certain business operations, our Credit Facility bears a variable interest rate based on the prime rate. The Equipment Line bears a variable interest rate based on LIBOR plus 3.50%. We seek to manage exposure to adverse interest rate changes through our normal operating and financing activities. As of September 30, 2021, we had $8.5 million outstanding on the Credit Facility with available borrowings of $0.8 million. As of September 30, 2021, we had $3.5 million outstanding on the Equipment Line with available borrowings of $9.7 million.
Inflation
Inflationary factors such as increases in the cost of our products and overhead costs may adversely affect our operating results. Although we do not believe that inflation has had a material impact on our financial position or results of operations to date, a high rate of inflation in the future may have an adverse effect on our ability to maintain current levels of gross profit and operating expenses as a percentage of net revenue, if the selling prices of our products do not increase with these increased costs.

INFORMATION ABOUT SILVERBOX
As used in this section, “we,” “us,” “our,” or “SilverBox” refer to SilverBox prior to the consummation of the Business Combination.
Overview
We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this prospectus as our initial business combination.
We have been formed as part of a long-term vision shared by SilverBox Capital and Engaged Capital, who both intend to collaborate to sponsor a series of special purpose acquisition companies (“SPACs”), beginning with our company and sponsor, by bringing together their collective expertise. Our Founder Group’s long-term core vision is backed further by Engaged Capital’s expectation to enter into up to five forward purchase agreements of $100 million each (or $500 million in the aggregate) across five SPACs to be sponsored by the Founder Group prior to the effectiveness of this registration statement of which this prospectus forms a part, beginning with a firm commitment of $100 million for our company and sponsor, although there can be no assurances that such commitment will be available in part or at all. We believe this vision and strategy will serve as a competitive advantage for us.
We may pursue an initial business combination in any business or industry but focused our search on a target business in an industry where we believe the expertise of our management team. We sought to acquire one or more businesses with an aggregate enterprise value in excess of $1 billion, determined in the sole discretion of our officers and directors according to reasonably acceptable valuation standards and methodologies, although a target entity with a smaller or larger enterprise value may be considered.
Our Founder Group
Our Founder Group includes both (1) SilverBox Capital, a joint venture formed by Boxwood Capital, Helena Capital and Silver Rock Financial LP, and (2) Engaged Capital. The intention of our Founder Group is for the management team and the Advisory Group to form the core of a differentiated, and repeatable SPAC issuer. We believe the long-term nature of this vision and strategy will serve as a competitive advantage for us.
Boxwood Capital is a private equity firm that brings deep sector expertise and significant previous SPAC experience. Key members of our management team — Joseph E. Reece, our Executive Chairman, Stephen M. Kadenacy, our Chief Executive Officer, Duncan Murdoch, our Chief Investment Officer and Daniel E. Esters, our Chief Financial Officer, served as executive officers or board members of Boxwood Merger Corp., which completed its initial business combination with Atlas Technical Consultants, Inc. in February 2020, and led Boxwood Merger Corp. throughout all phases of the SPAC process, including the initial public offering, deal sourcing, deal structuring, financing and back-end execution. Furthermore, principals of Boxwood Capital have significant private equity, M&A, capital markets and public company executive experience, all of which when combined with the SPAC experience, we believe will help us position us as a transaction partner of choice.
Silver Rock Financial LP is an experienced credit-oriented asset management firm with a deep understanding of cross capital structure investing and a tenured sector-focused investment team. Silver Rock Financial LP is led by Carl Meyer, founder of Silver Rock Financial LP who has more than 25 years of credit experience, and formerly head of Citigroup’s U.S. High Yield Syndicate, and Global Distressed businesses. Silver Rock Financial LP is a financing partner of choice for many of the world’s leading private equity funds, providing capital structure solutions in both public and private markets.
Engaged Capital is an asset manager that deploys a concentrated, private equity-style investing strategy in publicly traded small and mid-cap companies. Led by founder and Chief Investment Officer Glenn Welling, one of our director nominees, Engaged Capital works closely with its portfolio companies, frequently with representation at the board level, aiming to help change and unlock embedded value from inside a company. Engaged Capital’s strategy is focused on the small-mid cap market, with a constructive activist mindset, and an investment team with significant experience, almost all of whom have worked together for well over a decade, including having worked previously at Relational Investors, an activist fund. We believe a long-term partnership with Engaged Capital, including the $100 million forward purchase agreement with Engaged Capital, as well as its track record of helping companies create significant stockholder value in the public markets, along with access to its investing team, will be significant differentiating factors.
Directors and Executive Officers
Our directors and officers are as follows:
Name	Age	Title
Joseph Reece	60	Executive Chairman of the Board
Stephen Kadenacy	53	Chief Executive Officer
Duncan Murdoch	50	Chief Investment Officer
Jin Chun	42	Chief Operating Officer
Daniel E. Esters	55	Chief Financial Officer
Joseph K. Hurd III	52	Director
Peter Richards	51	Director
Natalie S. Schechtman	51	Director
Glenn Welling	51	Director
Joseph E. Reece, our Executive Chairman, is a Co-Founder and Managing Member of SilverBox Capital. He founded Helena Capital, a merchant bank, in April 2015 and served as Chief Executive Officer until January 2017, and then again since October 2018. Mr. Reece has been serving as Non-Executive Chairman of Compass Minerals since May 2021, having been a member of the board of directors since 2019. Mr. Reece has also been serving as a Consultant to BDT & Company, LLC since October 2019. He previously served as Executive Vice Chairman and Head of UBS Securities, LLC’s Investment Bank for the Americas from February 2017 to September 2018. Prior to that, he was at Credit Suisse from 1997 to 2015, in roles of increasing responsibility, including eventually serving as Global Head of Equity Capital Markets and Co-Head of Credit Risk. His prior experience includes practicing as an attorney for ten years, including at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and at the SEC. Mr. Reece has been a member of the board of directors of Compass Minerals, Inc. since 2019, and previously served as a member of the board of directors of UBS Securities, LLC, of Atlas Technical Consultants, Inc. and its predecessor company, Boxwood Merger Corp., of Del Frisco’s Restaurant Group, Inc., of RumbleOn, Inc, of CST Brands, Inc., and of LSB Industries, Inc. Mr. Reece also currently serves on the board of the Foundation for the University of Akron and Chair-ity, Inc. and has previously served on the boards of directors of the Georgetown Law Center, KIPP, The Fulfillment Fund, and the New York Foundation for the Arts. Mr. Reece holds a Bachelor of Science, a Master’s of Business Administration and a Juris Doctor from the University of Akron and a LL.M from the Georgetown University Law Center.
Stephen M. Kadenacy, our Chief Executive Officer, is the Chief Executive Officer of Boxwood Capital, a private equity firm he founded in 2018 and a Co-Founder and Managing Member of SilverBox Capital. He has been serving as the Chairman of Centerline Logistics Corp, a leading marine oil transportation services firm and ship assist company, since July 2019. Mr. Kadenacy served as Chairman and CEO of Boxwood Merger Corp until its business combination and remained on the board of directors of the combined company, Atlas Technical Consultants, Inc. until April 2021. He also served as the Chairman of Atlas’ compensation committee. Between May 2008 and July 2017, Mr. Kadenacy served in a number several of senior leadership roles at AECOM, a large engineering and technical services business, including its President and Chief Operating Officer from September 2015 to July 2017, President and Chief Financial Officer from 2014 to 2015 and Chief Financial Officer from 2011 to 2014. During his tenure at AECOM, the company grew from approximately $5 billion of revenues in 2008 to approximately $18 billion in 2017. Previously, Mr. Kadenacy was a Partner at KPMG in Economic Consulting and served as a member of the board of directors of ABM Industries, a provider of facility management services, YMCA of Greater Los Angeles and the Board of Trustees for the UCLA’s Anderson School of Business. Mr. Kadenacy holds a Bachelor of Arts in Economics from University of California Los Angeles and a Master of Business Administration from University of Southern California.
Duncan Murdoch, our Chief Investment Officer, has over 25 years of private equity and investment banking experience. Mr. Murdoch is currently Managing Partner and Chief Investment Officer of Boxwood Capital, a position he has served since April 2020. Mr. Murdoch is also Chief Investment Officer of SilverBox Capital. Previously, Mr. Murdoch served as Chief Investment Officer of Boxwood Merger Corp. until its business combination with Atlas Technical Consultants, from November 2018 to February 2020. Prior to that, Mr. Murdoch spent approximately 17 years at Macquarie Capital in New York where he was a Senior Managing Director, from 2006 to October 2018, and also served as Co-Head of the Principal Transactions Group U.S. from 2010 to 2018, and as Co-Head of the Industrials Group U.S. from 2006 to 2010. Mr. Murdoch also served on numerous committees at Macquarie Capital including the U.S. Capital Commitments Committee and the US Operating Committee. While at Macquarie Capital, Mr. Murdoch led numerous investments and acquisitions on behalf of Macquarie Capital and funds managed by affiliates of Macquarie Capital across multiple sectors, including infrastructure, business services, environmental services, aerospace, and consumer. Mr. Murdoch served on the board of directors of numerous private companies, including Brek Manufacturing Company, Utility Service Partners, Inc., Puralube, Inc., Icon Parking Systems, Smarte Carte, Inc., DNEG, Anaergia Inc., MST Global, and Skis Rossignol S.A. Previously, Mr. Murdoch worked for BMO Nesbitt Burns Inc. in Toronto, for Macquarie in Sydney in their Corporate Advisory Group, and for justices in the Commercial Division of the Supreme Court of New South Wales, Australia. Mr. Murdoch holds a Master of Business Administration from Stanford University, a Bachelor of Laws (First Class Honors) from the University of Sydney and a Bachelor of Economics from the University of Sydney.
Jin Chun, our Chief Operating Officer, has 20 years of private equity and investment banking experience. Mr. Chun is also Chief Operating Officer of SilverBox Capital, and a Partner of Boxwood Capital. From November 2005 to December 2020, Mr. Chun was a Managing Director of Macquarie Capital, based in New York where he was responsible for sourcing, executing and managing investments on behalf of Macquarie Capital and funds managed by affiliates of Macquarie Capital, and as a consultant to Macquarie Capital from January 2021 to March 2021. Past investments have included debt, preferred equity and common equity investments across technology, financial services, infrastructure, travel and leisure, and gaming sectors. Prior to that, Mr. Chun worked for Dresdner Kleinwort Wasserstein in its Industrial M&A team from 2001 to 2005. Mr. Chun serves on the board of directors of Read Ahead, Inc. Mr. Chun holds a Master of Finance (with Distinction) from INSEAD and a Bachelor of Science from Columbia University.
Daniel E. Esters, our Chief Financial Officer, is Chief Financial Officer of SilverBox Capital and a Partner of Boxwood Capital since April 2020. He formerly served as the Chief Financial Officer of Boxwood Merger Corp. from November 2018 to February 2020. Mr. Esters spent 24 years serving in a variety of capacities at several investment banking firms where he accumulated extensive transaction experience including origination, due diligence assessment, structuring, negotiation and marketing of a wide range of merger and acquisitions, debt financings, restructurings and public equity offerings. From August 2014 to September 2018, Mr. Esters served as a managing director of M&A Capital LLC, a boutique investment banking firm and independent sponsor. From May 1996 to August 2014, he served in the Investment Banking department of Jefferies LLC, where his last role was as Managing Director within the firm’s financial sponsor group. Previously, Mr. Esters served with the Investment Banking department of PaineWebber, Inc. and with the audit practice of accounting firm Price Waterhouse LLC, where he earned his C.P.A. license. Mr. Esters holds a Bachelor’s degree in economics from the University of California at Los Angeles and a Master of Business Administration from the UCLA Anderson School of Management.
Joseph K. Hurd III, one of our independent directors, has been the Global Managing Director, Corporate Development at Operating Partner at SOSV LLC, a multi-stage venture capital fund since October 2019 and the founder and managing partner of The Katama Group LLC, a strategic advisory consultancy based in Los Altos, California since September 2004. Since June 2021, he has served as a Non-Executive Director of Trustpilot Group plc, a London Stock Exchange listed independent online review platform, and has served on the audit, nominations, and trust & transparency committees. He is also a Venture Partner with Good Growth Capital LLC, an early-stage technology venture fund, a position he has held since July 2019. Since From February 2018 to March 2021, he has served as a Non-Executive Director of GoCo Group plc, a UK-based financial services comparison website which was acquired in February 2021 by Future plc, a British media company, where he serves on the remuneration and nomination committees. Previously, Mr. Hurd was the Director, Emerging Businesses at Facebook from January 2016 until June 2017 and the Vice President, Strategy & Business Development at Gannett from October 2013 until October 2015. From 2009 to 2012, he served as a political appointee in the United States Department of Commerce, where he was on the White House Business Council. Prior to that, Mr. Hurd held senior executive roles at VideoEgg, Friendster and AOL, and started his professional career as a corporate securities lawyer at Linklaters LLP. Mr. Hurd is an elected Trustee of Menlo College in Atherton, California and The Computer History Museum in Mountain View, California. Mr. Hurd holds a Juris Doctor from Harvard Law School, a Master of International Affairs from Columbia University, and an A.B. cum laude from Harvard College.
Peter Richards, one of our independent directors, has been Founder and General Partner of Dune Road Capital, an investment fund focused on technology and financial services sectors, since January 2016. He has also been Executive Chairman of Gridics, a real estate development software company, since January 2017, and a member of the board of directors of StorCentric, a data management software company, since June 2015. Mr. Richards previously co-founded and served as a General Partner of Empire Capital Management, a technology-focused hedge fund from 1996 to 2015. Mr. Richards has a BA from Harvard University.
Natalie S. Schechtman, one of our independent directors, has served as Executive Vice President, Chief Human Resources Officer at Advance Auto Parts (NYSE: AAP) since February 2018. Previously, she served as Senior Vice President, Human Resources beginning in May 2016. Prior to that, she served in human resources leadership roles at PepsiCo from 2006 to May 2016, including serving as Senior Director, Human Resources in PepsiCo’s Global Foodservice division. Previously, she worked as an employment attorney with the law firm Brown Raysman in New York from 2003 to 2006 and served in recruiting and talent management roles with The Estee Lauder Companies, FreeRide.com and Gundersen Partners. Ms. Schechtman currently serves on the Board of the Raleigh Chamber of Commerce and the HR Advisory Board for the Poole School of Management at North Carolina University.
Glenn W. Welling, one of our independent directors, has been the founder and Chief Investment Officer of Engaged Capital, LLC since its founding in 2012. Prior to founding Engaged Capital, Mr. Welling was a Principal and Managing Director at Relational Investors, LLC, an investment fund, which he joined in July 2008, where he was responsible for managing the fund’s consumer, healthcare and utility investments. From February 2002 to May 2008, Mr. Welling was a Managing Director of Credit Suisse Group AG, an investment bank, where he also served as the Head of the Investment Banking Department’s Advisory Business. Mr. Welling has been a member of the board of directors of The Hain Celestial Group since September 2017. From May 2015 to June 2020, Mr. Welling served as a member of the board of directors of TiVo Corporation, a provider of digital entertainment technology solutions, where he was chairperson of TiVo’s compensation committee and a member of the corporate governance and nominating committee and the strategy committee. Mr. Welling served as a member of the board of directors of Jamba, Inc., a leading restaurant retailer of better-for-you food and beverage offerings, from January 2015 to September 2018, where he also served as the chairperson of its compensation committee and as a member of its finance committee. From 2015 to 2018, Mr. Welling served on the board of directors of Medifast, Inc., a manufacturer of medically based, proprietary healthy living and meal replacement products, where he was a member of the audit, compensation and mergers & acquisitions committees. Mr. Welling serves as Chairman of the Board for the University of Pennsylvania’s tennis program and as a member of the Wharton Executive Education Board.
Number and Terms of Office of Officers and Directors
Our board of directors consists of three members. Holders of the Sponsor Shares have the right to elect all of our directors or remove any one of them for any reason prior to consummation of our initial business combination and holders of our public shares will not have the right to vote on the election or removal of directors during such time. These provisions of our amended and restated certificate of incorporation may only be amended if approved by a majority of at least 90% of our common stock voting at a stockholder meeting.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provides that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer, Assistant Treasurers and such other offices as may be determined by the board of directors.
Director Independence
Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Hurd, Mr. Richards and Ms. Schechtman are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee will be entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Executive Officer and Director Compensation
None of our officers or directors have received any compensation for services rendered to us. Our sponsor, officers, directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. In addition, commencing on the date our securities are first listed on Nasdaq, we will pay an amount equal to $10,000 per month to our sponsor for office space, administrative and shared personnel support services. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers, directors or our or any of their respective affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from PubCo. All compensation will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.
We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.
Committees of the Board of Directors
Our board of directors have two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.
Audit Committee
We have established an audit committee of the board of directors. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. The members of our audit committee are Mr. Hurd, Mr. Richards and Ms. Schechtman, and Mr. Hurd serves as chairman of the audit committee.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Hurd qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:
•
assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•
reviewing the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SilverBox”;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
We have established a compensation committee of the board of directors. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. The members of our compensation committee are Mr. Hurd and Mr. Richards, and Mr. Richards serves as chairman of the compensation committee.
We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•
reviewing and making recommendations to our board of directors with respect to (or approving, if such authority is so delegated by our board of directors) the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•
reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser.
However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Mr. Hurd, Mr. Richards and Ms. Schechtman. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement in connection with our IPO. You are able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Please see “Where You Can Find Additional Information.”
Legal Proceedings
From time to time, we may become involved in legal proceedings relating to claims arising from the ordinary course of business. Our management believes that there are currently no claims or actions pending against us, the ultimate disposition of which could have a material adverse effect on our results of operations, financial condition or cash flows.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SILVERBOX
The following discussion and analysis of SilverBox’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact included in this proxy statement/prospectus including, without limitation, statements under this “ Management’s Discussion and Analysis of Financial Condition and Results of Operations of SilverBox” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this proxy statement/prospectus, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to SilverBox or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in our filings with the SEC.
As used in this section, “we,” “us,” “our,” or “SilverBox” refer to SilverBox prior to the consummation of the Business Combination.
Overview
We are a blank check company incorporated in Delaware on December 3, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Sponsor is SilverBox Engaged Sponsor LLC, a Delaware limited liability company.
The registration statement for our IPO was declared effective on February 25, 2021. On March 2, 2021, we consummated the IPO of 34,500,000 Units (including 4,500,000 Units issued to the Underwriters pursuant to the exercise in full of the over-allotment option granted to the Underwriters) at $10.00 per Unit, generating gross proceeds of approximately $345 million, and incurring offering costs of approximately $19,474,651, inclusive of $12,075,000 in deferred underwriting commissions.
Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) of 6,266,667 Private Placement Warrants (together with the Public Warrants, the “Warrants”) at a price of $1.50 per warrant to the Sponsor, generating gross proceeds of approximately $9,400,000.
Upon the closing of the IPO and the Private Placement on March 2, 2021, $345.0 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the IPO and the Private Placement were placed in the Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account as described below.
If we have not completed a business combination within 24 months from the closing of the IPO, or March 2, 2021 (or 27 months from the closing of the IPO if we have executed a letter of intent for an initial business combination within 24 months from the closing of the IPO), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Proposed Business Combination
On November 2, 2021, we entered into the Business Combination Agreement with PubCo, Merger Sub 1, Merger Sub 2, Authentic Brands and Blocker, pursuant to which SilverBox agreed to combine with Authentic Brands in a series of transactions that will result in PubCo becoming a publicly-traded company on the NYSE and controlling Authentic Brands in an “Up-C” structure. Pursuant to the Business Combination, among other things, (i) in connection with the SilverBox Merger, (x) each share of SilverBox Class A Common Stock and SilverBox Class C Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo Class A Common Stock, (y) each share of SilverBox Class B Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock and PubCo Class C Common Stock, which PubCo Class C Common Stock will have no voting rights and will be restricted and convertible automatically into shares of PubCo Class A Common Stock upon the occurrence of certain events, and (z) each warrant of SilverBox outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one PubCo Warrant, with PubCo assuming SilverBox’s obligations under the existing warrant agreement; (ii) immediately following the SilverBox Merger, in connection with the Blocker Merger, each share of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, shares of PubCo Class C Common Stock, and cash; and (iii) PubCo will issue to the Continuing Unitholders shares of PubCo’s Class B Common Stock. As a result of the Business Combination, among other things, PubCo will hold Company Units and will be admitted as the managing member of Authentic Brands, and the Continuing Unitholders will hold (i) Company Common Units that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) Company Restricted Units, and (iii) a number of shares of PubCo Class B Common Stock corresponding to the number of Company Common Units held. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Background to the Business Combination” beginning on page 120 for more information.
The Closing is subject to certain conditions, including, but not limited to the approval of our stockholders of the Business Combination Agreement. The Business Combination Agreement may also be terminated by either party under certain circumstances, including upon notice after June 2, 2022, by either party for any reason. The parties have agreed to customary exclusivity obligations. The Closing will occur as promptly as practicable, but in no event later than two business days following the satisfaction or waiver of all of the closing conditions contained in the Business Combination Agreement. For additional details about the Business Combination Agreement, refer to the section entitled “Proposal No. 1 — The Business Combination Proposal — Business Combination Agreement.”
The Business Combination also calls for additional agreements, including, among others, the LLC Agreement, the Sponsor Letter Agreement, the PIPE Subscription Agreements, the Forward Purchase Agreement, the Tax Receivable Agreement and Investor Rights Agreement, as described in the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination.”
The Business Combination will be accounted for as a reverse capitalization in accordance with GAAP. Under this method of accounting, SilverBox will be treated as the “acquired” company for financial reporting purposes. For accounting purposes, Authentic Brands will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Authentic Brands (i.e., a capital transaction involving the issuance of stock by SilverBox for the equity interests of Authentic Brands). Accordingly, the consolidated assets, liabilities and results of operations of Authentic Brands will become the historical financial statements of PubCo , and SilverBox’s assets, liabilities and results of operations will be consolidated with Authentic Brands beginning on the acquisition date.
Results of Operations
For the nine months ended September 30, 2021, we had a net income of $7,124,222. Our business activities from inception to September 30, 2021 consisted primarily of our formation and completing our

IPO, and since the offering, our activity has been limited to identifying and evaluating prospective acquisition targets for a Business Combination.
Liquidity and Capital Resources
As of September 30, 2021, we had approximately $1 million in our operating bank account and a working capital of approximately $0.7 million not including taxes payable which will be paid from the Trust Account.
SilverBox’s liquidity needs up to March 2, 2021 had been satisfied through a capital contribution from the Sponsor of $25,000 for the founder shares and the loan under an unsecured promissory note from the Sponsor for $175,000. The promissory note from the Sponsor was outstanding at March 1, 2021, and paid in full as of March 2, 2021. Subsequent to the consummation of the IPO, our liquidity needs had been satisfied through the net proceeds from the consummation of the Private Placement not held in the Trust Account. In addition, in order to finance offering costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, provide us working capital loans. As of September 30, 2021, there were no amounts outstanding under any working capital loan.
Based on the foregoing, management believes that SilverBox will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a business combination or one year from the filing of the Quarterly Report on Form 10-Q for the period ended September 30, 2021. Over this time period, we will be using these funds held outside of the Trust Account for paying existing accounts payable and the proposed Business Combination.
Contractual Obligations
We do not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.
Critical Accounting Policies
This management’s discussion and analysis of our financial condition and results of operations is based on our unaudited condensed financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of these unaudited condensed financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our unaudited condensed financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Except as set forth below, there have been no significant changes in our critical accounting policies as discussed in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.
Warrants Liability
We evaluated the Warrants in accordance with ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” and concluded that a provision in the Warrant Agreement related to certain tender or exchange offers as well as provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815 and are not eligible for an exception from derivative accounting, the Warrants are recorded as derivative liabilities on the Balance Sheet and measured at fair value at inception (on the date of the IPO) and at each reporting date in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in the Statement of Operations in the period of change.

Forward Purchase Agreement
Special purpose acquisition companies frequently will redeem shares to the extent that their net tangible assets do not go below $5,000,001. Following guidance in ASC 480-10-S99-3A, with the commitment of $100,000,000 of equity funds at the time of the IPO (which is sufficient funds to redeem all outstanding redeemable stock), we report all of the SilverBox Class A Common Stock as redeemable stock.
Recent Accounting Pronouncements
In August 2020, the FASB issued ASU 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for scope exception, and it simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We are currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Off-Balance Sheet Arrangements
As of September 30, 2021, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K.
JOBS Act
The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the unaudited condensed financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our IPO or until we are no longer an “emerging growth company,” whichever is earlier.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
SilverBox
Unless the context otherwise requires, all references to “we,” “us,” or “our” in this section refer to SilverBox.
Sponsor Shares
In December 2020, the Sponsor purchased an aggregate of 8,625,000 Sponsor Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. The number of Sponsor Shares issued was determined based on the expectation that the Sponsor Shares would represent 20% of the outstanding shares of common stock upon completion of this offering. If we increase or decrease the size of this offering, we will effect a stock dividend or a share contribution back to capital or other appropriate mechanism, as applicable, with respect to our SilverBox Class B Common Stock immediately prior to the consummation of this offering in such amount as to maintain the ownership of Sponsor Shares by our initial stockholders at 20% of our issued and outstanding shares of our common stock upon the consummation of this offering.
Private Placement Warrants
Our Sponsor has purchased an aggregate of 6,266,667 Private Placement Warrants for a purchase price of $1.50 per warrant in the private placement. Each private placement warrant entitles the holder thereof to purchase one share of SilverBox Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided herein. The Private Placement Warrants (including the SilverBox Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our sponsor until 30 days after the completion of our initial business combination.
Amended and Restated Forward Purchase Agreement
In connection with SilverBox’s initial public offering, Engaged Capital committed, pursuant to a forward purchase agreement with us (the “Existing Forward Purchase Agreement”), to purchase, in a private placement for gross proceeds of $100,000,000 to occur concurrently with the consummation of our initial business combination, 10,000,000 forward purchase SilverBox Class A Common Stock at $10.00 per share. Concurrently with the execution of the Business Combination Agreement, SilverBox and Engaged Capital amended and restated the Existing Forward Purchase Agreement to provide for, among other things, the purchase by Engaged Capital of shares of SilverBox Class C Common Stock instead of shares of SilverBox Class A Common Stock. Engaged Capital’s commitment will be subject to customary closing conditions under the forward purchase agreement. Subject to our consent, Engaged Capital has the right to transfer all or a portion of its rights and obligation to purchase the forward purchase shares to one or more forward transferees, subject to compliance with applicable securities laws. Such forward transferee will be subject to the same terms and conditions under the forward purchase agreement. However, in the event of a default by any forward transferees, Engaged Capital has agreed that it shall be responsible to purchase such defaulted amount.
Promissory Note
On December 31, 2020, the Sponsor agreed to loan SilverBox up to $300,000 to be used for a portion of the expenses of the IPO. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2021 or the closing of the IPO. At June 30, 2021, there was no balance outstanding on the note.
Due from Sponsor
On September 30, 2021, the Sponsor owed SilverBox $563. The amount due is non-interest bearing and is due immediately.
Due to Related Party
As of September 30, 2021, the amount due to related parties is $1,350 for the payment of certain offering costs and taxes.

BRCC
Unless the context otherwise requires, references to “we,” “us,” “our” and “the Company” in this subsection are to the business and operations of Authentic Brands LLC and its consolidated subsidiaries prior to the Business Combination.
On January 10, 2020, we entered into a purchase and sale agreement with Flag Holdings LLC for the purchase of real property located in Salt Lake City, Utah for a purchase price of approximately $3.6 million. Flag Holdings LLC was 50% owned by Evan Hafer, our Chief Executive Officer, at the time of closing. In payment of the purchase price, we assumed a mortgage on the property, transferred cash to the other principal owner of Flag Holdings, and entered into a promissory note in favor of Evan Hafer in a principal amount of approximately $530,000. The promissory note accrued interest at a rate of 9% per annum compounded monthly, resulting in a final payment from us of approximately $580,000 at the time of repayment. Following the entry into the promissory note, Evan Hafer assigned $200,000 in principal amount and accrued interest under the note to Mat Best, our Chief Branding Officer. No amounts remain outstanding on the promissory note.
On August 18, 2021, we entered into an agreement with Sterling Fund Management, LLC pursuant to which we agreed to cover certain expenses incurred by Sterling Fund Management, LLC and certain of its affiliates in connection with the evaluation of potential Black Rifle store locations in the State of Arizona in an aggregate amount of $1.0 million. Steven Taslitz, a member of our Board of Directors, is the co-Founder and Chairman of Sterling Fund Management, LLC.
Post-Business Combination Arrangements
In connection with the Business Combination, certain agreements were entered into or will be entered into pursuant to the Business Combination Agreement. The agreements described in this section, or forms of such agreements as they will be in effect substantially concurrently with the completion of the Business Combination, are filed as exhibits to the registration statement of which this prospectus forms a part, and the following descriptions are qualified by reference thereto. These agreements include:
•
Third Amended and Restated Limited Liability Company Agreement (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — LLC Agreement”);

•
Sponsor Letter Agreement (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Sponsor Letter Agreement”);

•
Tax Receivable Agreement (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Tax Receivable Agreement”); and

•
Investor Rights Agreement (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Investor Rights Agreement”).

Statement of Policy Regarding Transactions with Related Persons
The Company will adopt a formal written policy that will be effective upon the completion of the Business Combination providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to certain exceptions. For more information, see the section entitled “Management After the Business Combination — Related Person Policy of the Company.”
Indemnification of Directors and Officers
The Bylaws will provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, the Proposed Charter will provide that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

There is no pending litigation or proceeding naming any of SilverBox’s or Authentic Brands’ respective directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

MANAGEMENT AFTER THE BUSINESS COMBINATION
Unless the context otherwise requires, all references in this section to “we,” “us,” “our” or the “Company” refer to (i) BRCC and its consolidated subsidiaries prior to the consummation of the Business Combination and to (ii) PubCo following the Closing.
Directors and Executive Officers
The following table sets forth the names, ages and positions of the directors and executive officers of the Company following the Business Combination.
The following table sets forth certain information concerning the individuals who will serve as our executive officers and directors upon the consummation of this offering.
Name	Age	Position(s) Held
Evan Hafer	44	Chief Executive Officer, Chairman nominee
Mat Best	35	Chief Branding Officer
Tom Davin	64	Co-Chief Executive Officer, Director nominee
Greg Iverson	46	Chief Financial Officer
Toby Johnson	45	Chief Operations Officer
Andrew McCormick	36	General Counsel and Corporate Secretary
Katy Dickson	56	Director nominee
George Muñoz	70	Director nominee
Roland Smith	67	Director nominee
Steven Taslitz	62	Director nominee
Glenn Welling	51	Director nominee
Evan Hafer co-founded the Company in 2014 and has been Chief Executive Officer and served as a Chairman of the Board since its inception. He is a director nominee to the PubCo Board and, upon consummation, he is expected to become the Chairman of the PubCo Board. Prior to founding the Company, Mr. Hafer had fifteen years of service in the U.S. military and worked as a contractor for the CIA. As a member of the military, he served as a Green Beret with the 15th Special Forces Group and was deployed overseas multiple times. Mr. Hafer graduated with a B.A. from the University of Idaho and has been roasting coffee since 2006. Mr. Hafer is qualified to serve on our board of directors based on his role as Founder and Chief Executive Officer of the Company.
Mat Best co-founded the Company with Mr. Hafer and has served as the Company’s Chief Branding Officer since the Company’s inception. Prior to co-founding the Company, he founded Article 15 Clothing, and created multiple brands, such as Leadslingers Spirits and the Drinkin’ Bros Podcast. When serving in the U.S. military, Mr. Best deployed five times to Iraq and Afghanistan, serving under the 2nd Ranger Battalion, 75th Ranger Regiment. After his military service, he did contract work for the CIA for five years. Mr. Best holds a B.L.A. from Ashford University.
Tom Davin has served as Co-Chief Executive Officer of the Company since January 2019 and has served as a Director since September 2018. He is a director nominee to the PubCo Board. Prior to joining the Company, Mr. Davin served as the Chief Executive Officer of 5.11 Tactical from 2011 to September 2018 and as Chief Executive Officer for Panda Restaurant Group from August 2004 to November 2009. He also served as Chief Operating Officer for the Taco Bell Corporation from 1997 to 2000. Mr. Davin first began his business career working in the merger groups at Goldman Sachs and PepsiCo. He is presently on the board of directors of Backcountry.com, the Infinite Hero Foundation, and Pear Sports, LLC, and has previously served on the boards of Oakley and Zumiez. Mr. Davin has military service experience as a U.S. Marine Corps infantry officer, a Recon Marine, obtaining the rank of Captain. Mr. Davin graduated magna cum laude from Duke University and earned an MBA from Harvard Business School. Mr. Davin is qualified to serve on our board of directors based on his role as co-Chief Executive Officer of the Company.

Greg Iverson has served as Chief Financial Officer of the Company since April 2020. Prior to that, Mr. Iverson worked as Chief Financial Officer of Overstock.com, Inc. from April 2018 to September 2019. Prior to joining Overstock, he served as the Chief Accounting Officer and Treasurer of Apollo Education Group, Inc. from April 2007 to October 2015 and as Chief Financial Officer from October 2015 to March 2018. He also served as the Director of Financial Reporting at US Airways Group, Inc. (subsequently acquired by American Airlines), and began his career in the audit and advisory practices of Arthur Andersen, LLP and Deloitte & Touche, LLP, in Phoenix, Arizona. Mr. Iverson graduated summa cum laude with a B.S. in accounting from the University of Idaho and is a certified public accountant.
Toby Johnson has served as Chief Operating Officer of the Company since August 2021 after having served as a director on the Company’s Board from August 2020 to July 2021. Prior to joining the Company, Ms. Johnson served as Senior Vice President of Sales for $4 billion Snacks Division of the Campbell Soup Company from July 2020 to August 2021. She began her business career in 2007 as a manufacturing director at a Frito-Lay plant for PepsiCo. Ms. Johnson spent thirteen years at PepsiCo holding various key leadership positions, culminating as a Region Vice President of Frito-Lay from 2018 to 2020. Ms. Johnson is currently a member of the board of directors of USA of Metropolitan New York, Inc. and of Team Red, White & Blue. She served for seven years as an officer in the U.S. Army, where she was an AH-64D Apache Longbow gunship pilot. She deployed with the 3rd Infantry Division as part of the initial invasion in support of Operation Iraqi Freedom. Ms. Johnson graduated from the U.S. Military Academy at West Point and holds an MBA from Harvard Business School.
Andrew McCormick joined the Company as General Counsel in September 2021. Prior to joining the Company, Mr. McCormick served as General Counsel and Corporate Secretary of Laird Superfood from February 2019 to September 2021. Mr. McCormick previously worked as a Senior Associate at Hogan Lovells US LLP from 2014 to 2019 and as an associate at Latham & Watkins (London), LLP from 2011 to 2013. In 2010, Mr. McCormick competed a civilian clerkship with US Army JAG in Seoul, South Korea. Mr. McCormick graduated from Hendrix College with a B.A. with distinction, and holds a J.D. from Columbia University and an LL.M. from the London School of Economics.
Katy Dickson is a director nominee to the PubCo Board. Ms. Dickson served as President of Manitoba Harvest, a global company that manufactures and markets plant-based-protein foods and beverages, from 2019 through 2020. Prior to Manitoba Harvest, Ms. Dickson served as Senior Vice President at Mattel, Inc., and President of its American Girl subsidiary from 2016 through 2018. Prior to American Girl, Ms. Dickson served as Chief Marketing Officer for News America Marketing Inc., a subsidiary of global media and information services company, News Corp, from 2015 to 2016. Ms. Dickson spent the majority of her career, more than 23 years, with General Mills, Inc. serving in marketing leadership and general management roles of increasing responsibility for some of the world’s best-known brands, concluding with her service as Vice President/Business Unit Director for Old El Paso and Betty Crocker Dinners. Ms. Dickson served on the board of directors of Cooper Tire & Rubber Company from October 2018 until July 2021, and is currently on the board of Flexsteel Industries, Inc. where she has been an independent director since July 2021, and serves on their compensation committee. Ms. Dickson has served on the board of directors for Black Rifle Coffee Company since August 2020, and is currently Lead Independent Director, Chair of the compensation committee, and a member of the audit committee. Ms. Dickson earned a Bachelor of Science degree from the United States Air Force Academy, and a Master of Business Administration (MBA) degree from the University of California, Los Angeles. She served as an officer in the U.S. Air Force, where she achieved the rank of Captain. Ms. Dickson brings extensive expertise in driving growth through omnichannel and digital strategies, brand building and product innovation to the Board and she is therefore qualified to serve on our Board.
George Muñoz is a director nominee to the PubCo Board. Mr. Muñoz has been a director of the Company since July, 2020. He has over seventeen years of experience in public company corporate governance serving as a member of the board of directors and as a member or chair of the board of audit committees, compensation committees, and corporate ESG committees. Mr. Muñoz currently serves on the audit committees of Marriott International, Laureate Education International, Altria Group, and National Geographic Society. From 1993 to 1997, Mr. Muñoz served as an Assistant Secretary and Chief Financial Officer of the U.S. Treasury Department in Washington, DC., and from 1997 to 2001, he served as President and Chief Executive Officer of the Overseas Private Investment Corporation. Mr. Muñoz has a law degree from Harvard Law School, Masters in Public Policy from Harvard University, a bachelor's in accounting from the University of Texas at Austin, an LL. M. from DePaul University, and a Master of Arts in Theology from Catholic Distance University. He is a currently licensed attorney and a certified public accountant in several states, and, since 2001, has served as a principal of Muñoz Investment Banking Group, LLC and the law firm Tobin & Muñoz, PLLC. Mr. Muñoz brings years of experience of corporate governance and expertise in investment, and he is therefore qualified to serve on our Board.
Roland Smith is a director nominee to the PubCo Board. Mr. Smith is currently Chairman of the Board of Jack’s Family Restaurants, Inc. and Director of Caliber Inc. He previously served as Chairman and Chief Executive Officer of Office Depot, Inc., a leading global provider of products, services, and solutions for every workplace, from November 2013 until February 2017. Prior to joining Office Depot, Mr. Smith served as the President and Chief Executive Officer of Delhaize America, LLC, the U.S. division of Delhaize Group, and Executive Vice President of Delhaize Group, an international food retailer, from October 2012 to September 2013. Mr. Smith was a Special Advisor to The Wendy’s Company, a restaurant owner, operator and franchisor, from September 2011 to December 2011 and served as President and Chief Executive Officer from July 2011 to September 2011. Mr. Smith served as President and Chief Executive Officer of Wendy’s/Arby’s Group, Inc. and Chief Executive Officer of Wendy’s International, Inc. from September 2008 to July 2011. Mr. Smith also served as Chief Executive Officer of Triarc Companies, Inc. from June 2007 to September 2008, and the Chief Executive Officer of Arby’s Restaurant Group, Inc., a restaurant owner, operator and franchisor, from April 2006 to July 2011. He previously served as Chairman of the Board of 24 Hour Fitness USA, Inc. and Big Jack Holdings Corp., Director and Chairman of the Board of Office Depot, Director and Chairman of the Board of Carmike Cinemas, Inc., Director of The Wendy’s Company, Director of Wendy’s/Arby’s Group, Inc., and Director of Dunkin’ Brands Group, Inc. Mr. Smith brings extensive chief executive experience to our Board and has served previously on multiple public company boards.
Steven Taslitz is a director nominee to the PubCo Board. Mr. Taslitz. Mr. Taslitz joined the Company as a Director in 2018. Mr. Taslitz is also currently on the board of directors of Datacubed Health, Stella, Fancy Sprinkles, We Are Giant, and Wengen Alberta. He co-founded Sterling Partners in 1983 and is Chairman of the firm. Mr. Taslitz and his family have supported and served on a number of educational, non-profit boards, including the Illinois Board of Higher Education, the Glencoe Educational Foundation, and the Investment Committee of the Jewish United Fund. He received a BS in Accountancy with Honors from the University of Illinois. Mr. Taslitz is qualified to serve on our board of directors based on his role as co-founder of Sterling Partners, a significant stockholders in BRCC, his extensive knowledge about our business, and his extensive experience as a director of a diverse range of companies.
Glenn Welling is a director nominee to the PubCo Board. Mr. Welling has been the founder and Chief Investment Officer of Engaged Capital, LLC since its founding in 2012. Prior to founding Engaged Capital, Mr. Welling was a Principal and Managing Director at Relational Investors, LLC, an investment fund, which he joined in July 2008, where he was responsible for managing the fund’s consumer, healthcare and utility investments. From February 2002 to May 2008, Mr. Welling was a Managing Director of Credit Suisse Group AG, an investment bank, where he also served as the Head of the Investment Banking Department’s Advisory Business. Mr. Welling has been a member of the board of directors of The Hain Celestial Group since September 2017. From May 2015 to June 2020, Mr. Welling served as a member of the board of directors of TiVo Corporation, a provider of digital entertainment technology solutions, where he was chairperson of TiVo’s compensation committee and a member of the corporate governance and nominating committee and the strategy committee. Mr. Welling served as a member of the board of directors of Jamba, Inc., a leading restaurant retailer of better-for-you food and beverage offerings, from January 2015 to September 2018, where he also served as the chairperson of its compensation committee and as a member of its finance committee. From 2015 to 2018, Mr. Welling served on the board of directors of Medifast, Inc., a manufacturer of medically based, proprietary healthy living and meal replacement products, where he was a member of the audit, compensation and mergers & acquisitions committees. Mr. Welling serves as Chairman of the Board for the University of Pennsylvania’s tennis program and as a member of the Wharton Executive Education Board. Mr. Welling is well-qualified to serve on our Board due to significant experience in the areas of investments, finance and corporate governance.

Controlled Company Exception
Upon consummation of the Business Combination, Evan Hafer will continue to control a majority of the voting power of our outstanding the Company Class A Common Stock and the Company Class B Common Stock. As a result, we will be a “controlled company” under the NYSE corporate governance standards. As a controlled company, exemptions under the standards will free us from the obligation to comply with certain corporate governance requirements, including the requirements:
•
that a majority of our board of directors consists of “independent directors,” as defined under the rules of the NYSE;

•
that we have, to the extent applicable, a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•
that any corporate governance and nominating committee or compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•
for an annual performance evaluation of the nominating and governance committees and compensation committee.

Because we intend to avail ourselves of the “controlled company” exception under the rules, we may choose to rely upon these exemptions. These exemptions, however, do not modify the independence requirements for our audit committee and we intend to comply with the requirements of Rule 10A-3 of the Exchange Act and the rules of the NYSE within the applicable time frame.
Board Composition
The Company’s business affairs will be managed under the direction of the Board. The Board will initially consist of seven members, divided into three classes of staggered three-year terms.
As discussed more fully under the section entitled “Certain Agreements Related to the Business Combination — Investor Rights Agreement,” the Company will enter into the Investor Rights Agreement with the Founder, the Sponsor, the Forward Purchase Investors, the Sterling Equityholders and certain Legacyholders (each as defined therein). Pursuant to the Investor Rights Agreement, Engaged Capital, on behalf of the Forward Purchase Investors, will have the right to nominate two directors to the Pubco Board and the Founder will have the right to nominate three directors (including himself) to the PubCo Board, in each case, for so long as such entities, individuals and their respective affiliates beneficially own certain specified percentages of the economic interests in the Company and Authentic Brands as set forth in the Investor Rights Agreement.
Pursuant to the Investor Rights Agreement, the parties thereto agreed that the initial the PubCo Board upon the completion of the Business Combination will be the following seven individuals: Tom Davin, Katy Dickson, Evan Hafer, George Muñoz, Roland Smith, Steven Taslitz and Glenn Welling. In the event that any of the seven individuals are unable or unwilling to serve as a director upon the Closing, such individual’s replacement will be designated as set forth in the Investor Rights Agreement.
The PubCo Board will be divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:
•
the Class I directors will be Katy Dickson and Roland Smith;

•
the Class II directors will be Tom Davin and George Muñoz; and

•
the Class III directors will be Evan Hafer, Steven Taslitz and Glenn Welling.

Subject to the Investor Rights Agreement, the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders, the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders and the term of all Class III directors shall automatically become one year commencing on the ninth annual meeting of stockholders, with all directors having a term of one year from and after such ninth annual meeting of stockholders.
Until the fifth anniversary of the closing of the Business Combination, (i) the holders party to the Investor Rights Agreement will agree to vote all of their respective shares of the Company Class A Common Stock and the Company Class B Common Stock, as applicable, in favor of the Engaged Directors and Founder Directors and (ii) the Forward Purchase Investors, the Sponsor and certain other equityholders party to the Investor Rights Agreement will agree to vote all of their voting stock in the Company in the election and removal of directors as directed by the BRCC Founder. For more information on the Investment Rights Agreement, please see the section entitled “Proposal No. 1 —  The Business Combination Proposal — Certain Agreements Related to the Business Combination — Investor Rights Agreement.”
Director Independence
In connection with the Business Combination, the Company’s Class A Common Stock will be listed on the NYSE. Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of the NYSE.
In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
The PubCo Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Company anticipates that Katy Dickson, George Muñoz, Roland Smith, Steven Taslitz and Glenn Welling will each be considered “independent directors” as defined under the listing requirements and rules of the NYSE and the applicable rules of the Exchange Act.
Board Committees
We anticipate that, prior to the Closing, the PubCo Board will establish an audit committee, compensation committee and nominating and corporate governance committee. The responsibilities of each committee are described below. The composition of each committee will be determined prior to the Closing and made in accordance with the NYSE listing standards and the independence standards of Rule 10A-3 of the Exchange Act, as applicable. The PubCo Board may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the PubCo Board.

Audit Committee
Following the Closing, we expect our audit committee will consist of George Muñoz, Steven Taslitz and Glenn Welling, with George Muñoz serving as chair. Each of these individuals qualify as independent directors under the NYSE listing standards and the independence standards of Rule 10A-3 of the Exchange Act. Each member of the audit committee is financially literate and our board of directors has determined that George Muñoz qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
Our audit committee is responsible for, among other things:
•
selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•
assisting the board of directors in evaluating the qualifications, performance and independence of our independent auditors;

•
assisting the board of directors in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

•
assisting the board of directors in monitoring our compliance with legal and regulatory requirements;

•
reviewing the adequacy and effectiveness of our internal control over financial reporting processes;

•
assisting the board of directors in monitoring the performance of our internal audit function;

•
monitoring the performance of our internal audit function;

•
reviewing with management and our independent auditors our annual and quarterly financial statements;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•
preparing the audit committee report that the rules and regulations of the SEC require to be included in our annual proxy statement.

Compensation Committee
Following the Closing, we expect our compensation committee will consist of Katy Dickson, George Muñoz, Roland Smith and Glenn Welling, with Katy Dickson serving as chair. Each of these individuals qualify as independent directors under the NYSE listing standards.
The compensation committee is responsible for, among other things:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the board of directors), determining and approving our CEO’s compensation level based on such evaluation;

•
reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;

•
reviewing and recommending the compensation of our directors;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure required by SEC rules;

•
preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

•
reviewing and making recommendations with respect to our equity compensation plans.

Nominating and Corporate Governance Committee
Following the Closing, we expect our nominating and corporate governance committee will consist of Katy Dickson, Evan Hafer, Roland Smith and Steven Taslitz, with Evan Hafer serving as chair. Ms. Dickson, Mr. Smith and Mr. Taslitz qualify as independent directors under the NYSE listing standards.
The nominating and corporate governance committee is responsible for, among other things:
•
assisting our board of directors in identifying prospective director nominees and recommending nominees to the board of directors;

•
overseeing the evaluation of the board of directors and management;

•
reviewing developments in corporate governance practices and developing and recommending a set of corporate governance guidelines; and

•
recommending members for each committee of our board of directors.

Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or has served during the last completed fiscal year as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. We are party to certain transactions with affiliates of our Principal Stockholders described in “Certain Relationships and Related Person Transactions.”
Code of Ethics
We will adopt a new Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, which will be posted on our website. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained on, or accessible from, our website is not part of this prospectus by reference or otherwise.
Related Person Policy of the Company
The Company will adopt a formal written policy that will be effective upon the Business Combination providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s voting securities, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s Nominating and Corporate Governance Committee, subject to the exceptions described below.
A related person transaction is generally a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.
Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
The policy will require that, in determining whether to approve, ratify or reject a related person transaction, the Company’s Audit Committee, or other independent body of the Company Board, must consider, in light of known circumstances, whether the transaction is in. or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s Audit Committee, or other independent body of the Company Board, determines in the good faith exercise of its discretion.
The Company’s Audit Committee has determined that certain transactions will not require the approval of the Audit Committee including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis and transactions available to all employees generally.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of (i) SilverBox as of the date of this proxy statement/prospectus (pre-Business Combination) and (ii) PubCo immediately following the completion of the Business Combination (post-Business Combination), assuming (a) that no Public Shares of SilverBox are redeemed and (b) that all Public Shares are redeemed:
•
each person known by SilverBox to be the beneficial owner of more than 5% of the shares of Class A Common Stock on the date of this proxy statement/prospectus (pre-Business Combination) or the beneficial owner of more than 5% of the voting power of the PubCo Common Stock upon completion of the Business Combination;

•
each of SilverBox’s named executive officers and directors;

•
all of SilverBox’s executive officers and directors as a group;

•
each person who will become a named executive officer or is nominated to become a director of PubCo upon completion of the Business Combination; and

•
all executive officers and directors of PubCo as a group after completion of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of the Class A Common Stock of SilverBox pre-Business Combination is based on 34,500,000 shares of SilverBox Common Stock issued and outstanding as of December 31, 2021.
The beneficial ownership of the shares of PubCo Common Stock post-Business Combination is based on 191,401,300 shares outstanding following the Closing under the no redemptions scenario and 178,671,600 shares following the Closing under the maximum redemptions scenario, which, in each case, excludes shares that are subject to vesting and forfeiture.
The beneficial ownership information below excludes the shares underlying the Public Warrants and the shares expected to be issued or reserved under the Omnibus Incentive Plan and the Employee Stock Purchase Plan.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is (i) with respect to SilverBox, 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746 and (ii) with respect to PubCo, 1144 S 500 W, Salt Lake City, UT 84101.

				BRC Inc. After Business Combination
	SilverBox			Assuming No Redemptions			Assuming Maximum Redemptions
Name and Address of Beneficial Owners	SilverBox Class A Common Stock	SilverBox Class B Common Stock	% of Total Voting Power	PubCo Class A Common Stock	PubCo Class B Common Stock	% of Total Voting Power	PubCo Class A Common Stock	PubCo Class B Common Stock	% of Total Voting Power
SilverBox Officers, Directors and 5% Holders Pre-Business Combination:
SilverBox Engaged Sponsor LLC(1)(2)	—	8,625,000	20.0%	5,792,500	—	3.02%	3,723,750	—	2.08%
Joseph Reece(1)(2)	—	8,625,000	20.0%	5,792,500	—	3.02%	3,723,750	—	2.08%
Stephen Kadenacy(1)(2)	—	8,625,000	20.0%	5,792,500	—	3.02%	3,723,750	—	2.08%
Duncan Murdoch	—	—	—	—	—
Jin Chun	—	—	—	—	—
Daniel E. Esters	—	—	—	—	—
Joseph K. Hurd III	—	—	—	—	—
Peter Richards	—	—	—	—	—
Natalie S. Schechtman	—	—	—	—	—
Glenn Welling(3)	—	—	—	12,400,000	—	6.48%	12,625,000	—	7.07%
PubCo Officers, Directors and 5% Holders Post-Business Combination:
Evan Hafer(4)	—	—	—	15,792,500	93,551,066	57.13%	13,723,750	103,564,154	65.64%
Mathew Best(5)	—	—	—	—	23,641,781	12.35%	—	26,168,444	14.65%
Tom Davin(6)	—	—	—	—	7,032,347	3.67%	—	7,782,481	4.36%
Greg Iverson(7)	—	—	—	—	1,173,931	0.61%	—	1,300,438	0.73%
Toby Johnson(8)	—	—	—	—	86,070	0.04%	—	98,121	0.05%
Andrew McCormick(9)	—	—	—	—	15,538	0.01%	—	17,766	0.01%
Katy Dickson(10)	—	—	—	—	92,505	0.05%	—	102,637	0.06%
George Munoz(11)	—	—	—	—	159,325	0.08%	—	176,718	0.10%
Roland Smith	—	—	—	—	—	—	—	—	—
Steven Taslitz(12)	—	—	—	—	1,366,162	0.71%	—	1,512,787	0.85%
Glenn Welling(3)	—	—	—	12,400,000	—	6.48%	12,625,000	—	7.07%
EKNRH Holdings LLC(13)	—	—	—	—	27,894,891	14.57%	—	30,874,676	17.28%
John Miller(14)	—	—	—	—	11,520,468	6.02%	—	12,756,201	7.14%
GI Decaf Trust UAD 2/3/2016(15)	—	—	—	—	10,777,030	5.63%	—	11,933,019	6.68%
Southern 798 Trust UAD 2/3/2016(16)	—	—	—	—	10,777,030	5.63%	—	11,933,019	6.68%
Funds and accounts managed by Engaged Capital(3)	—	—	—	12,400,000	—	6.48%	12,625,000	—	7.07%
All directors and officers after the Business Combination as a group (11 persons)	—	—	—	28,192,500	103,476,944	68.79%	26,348,750	114,555,102	78.86%

(1)
SilverBox Engaged Sponsor LLC is the record holder of the shares reported herein. SilverBox Capital LLC is the managing member of SilverBox Engaged Sponsor LLC, certain members of SilverBox’s Advisory Group are members of SilverBox Engaged Sponsor LLC, and Mr. Reece and Mr. Kadenacy, our Chairman and Chief Executive Officer, respectively, are each a principal of SilverBox Capital LLC. As such, they may be deemed to have or share beneficial ownership of the Class B common stock held directly by SilverBox Engaged Sponsor LLC. Such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest such person may have therein, directly or indirectly.

(2)
Does not reflect 1,241,250 shares of PubCo Class C Common Stock that are subject to vesting.

(3)
Engaged Capital, as the general partner and investment adviser of the investment funds and accounts purchasing the Forward Purchase Shares pursuant to the Forward Purchase Investment and the PIPE Shares pursuant to the PIPE Investment, may be deemed to beneficially own the 12,400,000 shares (or 12,625,000 shares under the maximum redemptions scenario) owned in the aggregate by the Forward

Purchase Investors and such PIPE Investors following the Business Combination. Engaged Capital Holdings, LLC, as the managing member of Engaged Capital, may be deemed to beneficially own the 12,400,000 shares (or 12,625,000 shares under the maximum redemptions scenario) owned in the aggregate by the Forward Purchase Investors and such PIPE Investors following the Business Combination. Glenn Welling, as the Founder and Chief Investment Officer of Engaged Capital and the sole member of Engaged Capital Holdings, LLC, may be deemed to beneficially own the 12,400,000 shares (or 12,625,000 shares under the maximum redemptions scenario) owned in the aggregate by the Forward Purchase Investors and such PIPE Investors following the Business Combination. Mr. Welling disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Welling may have therein, directly or indirectly.
(4)
(i) In the no redemptions scenario, reflects (a) 27,894,891 shares of PubCo Class B Common Stock held through EKNRH Holdings LLC, an entity managed by Mr. Hafer, and (b)(I) 5,792,500 shares of PubCo Class A Common Stock held by the Sponsor, (II) 10,000,000 shares of PubCo Class A Common Stock held by the Engaged Capital Investors, (III) 23,641,781 shares of PubCo Class B Common Stock held by Mr. Best, (IV) 11,520,468 shares of PubCo Class B Common Stock that may be deemed to be beneficially owned by Mr. Miller, (V) 10,777,030 shares of PubCo Class B Common Stock held by GI Decaf Trust UAD 2/3/2016, (VI) 10,777,030 shares of PubCo Class B Common Stock held by Southern 798 Trust UAD 2/3/2016 and (VII) 8,939,867 shares of PubCo Class B Common Stock held in aggregate by certain other stockholders party to the Investor Rights Agreement, which shares listed under (i)(b) may be deemed to be beneficially owned by Mr. Hafer, given that, pursuant to the Investor Rights Agreement, Mr. Hafer has the sole power to direct the vote on such shares with respect to director elections. (ii) In the maximum redemptions scenario, reflects (a) 30,874,676 shares of PubCo Class B Common Stock held through EKNRH Holdings LLC, an entity managed by Mr. Hafer, and (b)(I) 3,723,750 shares of PubCo Class A Common Stock held by the Sponsor, (II) 10,000,000 shares of PubCo Class A Common Stock held by the Engaged Capital Investors, (III) 26,168,444 shares of PubCo Class B Common Stock held by Mr. Best, (IV) 12,756,201 shares of PubCo Class B Common Stock that may be deemed to be beneficially owned by Mr. Miller, (V) 11,933,019 shares of PubCo Class B Common Stock held by GI Decaf Trust UAD 2/3/2016, (VI) 11,933,019 shares of PubCo Class B Common Stock held by Southern 798 Trust UAD 2/3/2016 and (VII) 9,898,795 shares of PubCo Class B Common Stock held in aggregate by certain other stockholders party to the Investor Rights Agreement, which shares listed under (ii)(b) may be deemed to be beneficially owned by Mr. Hafer, given that, pursuant to the Investor Rights Agreement, Mr. Hafer has the sole power to direct the vote on such shares with respect to director elections. Mr. Hafer disclaims any beneficial ownership of the reported shares other than with respect to shares held by EKNRH Holdings LLC and other than to the extent of any pecuniary interest Mr. Hafer may have therein, directly or indirectly.

(5)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 3,563,437 shares of PubCo Class B Common Stock, in the no redemptions scenario, and up to 3,567,148 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, issuable to Mr. Best in the event of the occurrence of a Vesting Event with respect to the 3,563,437 Restricted Company Units, in the no redemptions scenario, and 3,567,148 Restricted Company Units, in the maximum redemptions scenario, that will be held by Mr. Best at closing, given that Mr. Best does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days. Pursuant to the Investor Rights Agreement, Mr. Best is obligated to vote the voting shares of PubCo that he beneficially owns as directed by Mr. Hafer and, as a result, Mr. Hafer may be deemed to beneficially own the shares beneficially owned by Mr. Best. Mr. Hafer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Hafer may have therein, directly or indirectly.

(6)
Includes vested incentive units (assuming a closing on February 2022) and reflects (i) 5,791,219 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 6,607,533 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, directly held by Mr. Davin and (ii) 1,061,128 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,174,949 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, that Mr. Davin may be deemed to beneficially own through his control, together with a partner, of the entity owning such shares. Mr. Davin disclaims any beneficial ownership of the reported shares held by such entity other than to the extent of any pecuniary interest Mr. Davin may have therein, directly or indirectly. Does not reflect up to 1,109,464 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,109,666 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, that Mr. Davin may be deemed to beneficially own in the event of the occurrence of a Vesting Event with respect to the 1,109,464 Restricted Company Units, in the no redemptions scenario, and 1,109,666 Restricted Company Units, in the maximum redemptions scenario, that may be deemed to be beneficially owned by Mr. Davin at closing, given that Mr. Davin does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.
(7)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 200,000 shares of PubCo Class B Common Stock issuable to Mr. Iverson in both the no redemptions and maximum redemptions scenarios in the event of the occurrence of a Vesting Event with respect to the 200,000 Restricted Company Units that will be held by Mr. Iverson at closing, given that Mr. Iverson does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

(8)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 41,500 shares of PubCo Class B Common Stock issuable to Ms. Johnson in both the no redemptions and maximum redemptions scenarios in the event of the occurrence of a Vesting Event with respect to the 41,500 Restricted Company Units that will be held by Ms. Johnson at closing, given that Ms. Johnson does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

(9)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 8,000 shares of PubCo Class B Common Stock issuable to Mr. McCormick in both the no redemptions and maximum redemptions scenarios in the event of the occurrence of a Vesting Event with respect to the 8,000 Restricted Company Units that will be held by Mr. McCormick at closing, given that Mr. McCormick does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

(10)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 17,340 shares of PubCo Class B Common Stock issuable to Ms. Dickson in both the no redemptions and maximum redemptions scenarios in the event of the occurrence of a Vesting Event with respect to the 17,340 Restricted Company Units that will be held by Ms. Dickson at closing, given that Ms. Dickson does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

(11)
Includes vested incentive units (assuming a closing on February 2022). Does not reflect up to 29,300 shares of PubCo Class B Common Stock issuable to Mr. Muñoz in both the no redemptions and maximum redemptions scenarios in the event of the occurrence of a Vesting Event with respect to the 29,300 Restricted Company Units that will be held by Mr. Muñoz at closing, given that Mr. Muñoz does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

(12)
Includes vested incentive units (assuming a closing on February 2022) and reflects (i) 2,331 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 2,665 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, directly held by Mr. Taslitz and (ii) 1,363,832 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,510,122 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, held by a trust for which Mr. Taslitz is acting as a trustee and which shares may therefore be deemed to be beneficially owned by Mr. Taslitz. Mr. Taslitz disclaims any beneficial ownership of the reported shares held by such trust other than to the extent of any pecuniary interest Mr. Taslitz may have therein, directly or indirectly. Does not reflect up to 208,710 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 208,969 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, that Mr. Taslitz may be deemed to beneficially own in the event of the occurrence of a Vesting Event with respect to the 208,710 Restricted Company Units, in the no redemptions scenario, and 208,969 Restricted Company Units, in the maximum redemptions scenario, that may be deemed to be beneficially owned by Mr. Taslitz at closing, given that Mr. Taslitz does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days

(13)
Includes vested incentive units (assuming a closing on February 2022) and reflects 27,894,891 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 30,874,676 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, directly held by EKNRH Holdings

LLC. Does not reflect up to 4,199,321 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 4,203,577 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, issuable to EKNRH Holdings LLC in the event of the occurrence of a Vesting Event with respect to the 4,199,321 Restricted Company Units, in the no redemptions scenario, and 4,203,577 Restricted Company Units, in the maximum redemptions scenario, that will be held by EKNRH Holdings LLC at closing, given that EKNRH Holdings LLC does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days. EKNRH Holdings LLC is an entity managed by Evan Hafer and, as such, Evan Hafer may be deemed to be the beneficial owner of the shares held by EKNRH Holdings LLC.
(14)
Reflects (i) 773,943 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 856,960 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, held by an entity managed by Mr. Miller and which shares may therefore be deemed to be beneficially owned by Mr. Miller, (ii) 2,420,312 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 2,679,925 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, held by an entity managed by Mr. Miller and which shares may therefore be deemed to be beneficially owned by Mr. Miller, and (iii) 8,326,212 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 9,219,316 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, held by a trust for which Mr. Miller is serving as a trustee and which shares may therefore be deemed to be beneficially owned by Mr. Miller. Mr. Miller disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Miller may have therein, directly or indirectly. Does not reflect up to 1,752,862 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,755,056 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, that Mr. Miller may be deemed to beneficially own in the event of the occurrence of a Vesting Event with respect to the 1,752,862 Restricted Company Units, in the no redemptions scenario, and 1,755,056 Restricted Company Units, in the maximum redemptions scenario, that may be deemed to be beneficially owned by Mr. Miller at closing, given that Mr. Miller does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days. Pursuant to the Investor Rights Agreement, the trusts and entities listed in this footnote are obligated to vote the voting shares of PubCo that they beneficially own as directed by Mr. Hafer with respect to director elections and, as a result, Mr. Hafer may be deemed to beneficially own the shares beneficially owned by such trusts and entities. Mr. Hafer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Hafer may have therein, directly or indirectly.

(15)
Does not reflect up to 1,639,746 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,641,799 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, issuable to GI Decaf Trust UAD 2/3/2016 in the event of the occurrence of a Vesting Event with respect to the 1,639,746 Restricted Company Units, in the no redemptions scenario, and 1,641,799 Restricted Company Units, in the maximum redemptions scenario, that will be held by GI Decaf Trust UAD 2/3/2016 at closing, given that GI Decaf Trust UAD 2/3/2016 does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days. Marianne Hellauer is the trustee of GI Decaf Trust UAD 2/3/2016 and, as such, may be deemed in her fiduciary capacity to beneficially own the shares held by GI Decaf Trust UAD 2/3/2016. Ms. Hellauer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Ms. Hellauer may have therein, directly or indirectly, as said trustee. Pursuant to the Investor Rights Agreement, GI Decaf Trust UAD 2/3/2016 is obligated to vote the voting shares of PubCo that it beneficially owns as directed by Mr. Hafer with respect to director elections and, as a result, Mr. Hafer may be deemed to beneficially own the shares beneficially owned by GI Decaf Trust UAD 2/3/2016. Mr. Hafer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Hafer may have therein, directly or indirectly.

(16)
Does not reflect up to 1,639,746 shares of PubCo Class B Common Stock, in the no redemptions scenario, and 1,641,799 shares of PubCo Class B Common Stock, in the maximum redemptions scenario, issuable to Southern 798 Trust UAD 2/3/2016 in the event of the occurrence of a Vesting Event with respect to the 1,639,746 Restricted Company Units, in the no redemptions scenario, and 1,641,799 Restricted Company Units, in the maximum redemptions scenario, that will be held by Southern 798 Trust UAD 2/3/2016 at closing, given that Southern 798 Trust UAD 2/3/2016 does not have a right to acquire beneficial ownership of these shares of PubCo Class B Common Stock within sixty days.

Marianne Hellauer is the trustee of Southern 798 Trust UAD 2/3/2016 and, as such, may be deemed in her fiduciary capacity to beneficially own the shares held by Southern 798 Trust UAD 2/3/2016. Ms. Hellauer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Ms. Hellauer may have therein, directly or indirectly, as said trustee. Pursuant to the Investor Rights Agreement, Southern 798 Trust UAD 2/3/2016 is obligated to vote the voting shares of PubCo that it beneficially owns as directed by Mr. Hafer with respect to director elections and, as a result, Mr. Hafer may be deemed to beneficially own the shares beneficially owned by Southern 798 Trust UAD 2/3/2016. Mr. Hafer disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest Mr. Hafer may have therein, directly or indirectly.

DESCRIPTION OF PUBCO SECURITIES
As used in this section, “we,” “us,” “our” or “PubCo” refer to PubCo following the consummation of the Business Combination.
The following summary of the material terms of our securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read the Proposed Charter and Proposed Bylaws in their entirety for a complete description of the rights and preferences of our securities following the Business Combination. The Proposed Charter and Proposed Bylaws are described in “Proposal No. 2 — The Organizational Document Proposals” and the full text of the Proposed Charter and Proposed Bylaws are attached as Annex B and Annex C, respectively, to this proxy statement/prospectus.
Authorized and Outstanding Capital Stock
The Proposed Charter of PubCo will authorize the issuance of 2,802,500,000 shares, consisting of four classes of stock as follows:
•
1,000,000 shares of preferred stock, par value $0.0001 per share;

•
2,500,000,000 shares of PubCo Class A Common Stock, par value $0.0001 per share;

•
300,000,000 shares of PubCo Class B Common Stock, par value $0.0001 per share; and

•
1,500,000 shares of PubCo Class C Common Stock, par value $0.0001 per share, divided into two series as follows:

•
750,000 shares of PubCo Series C-1 Common Stock, par value $0.0001 per share; and

•
750,000 shares of PubCo Series C-2 Common Stock, par value $0.0001 per share.

Voting Power
Except as otherwise provided in the Proposed Charter or as required by applicable law, holders of PubCo Class A Common Stock and PubCo Class B Common Stock will each be entitled to one vote per share, and holders of PubCo Class C Common Stock will not have any voting rights.
Dividends
Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of PubCo Class A Common Stock will be entitled to receive dividends and other distributions as may from time to time be declared by the PubCo Board in its discretion out of legally available PubCo assets, ratably in proportion to the number of shares held by each such holder, and at such times and in such amounts as the board of directors in its discretion may determine.
No dividends or other distributions will be declared or paid on the PubCo Class B Common Stock or the PubCo Class C Common Stock.
Cancellation, Conversion of Class B Common Stock and Class C Common Stock
In the event that any outstanding share of PubCo Class B Common Stock shall cease to be held directly or indirectly by a holder of a Company Common Unit, such share shall automatically and without further action on the part of PubCo or any holder of PubCo Class B Common Stock be transferred to PubCo and cancelled for no consideration. PubCo shall not issue additional shares of PubCo Class B Common Stock after the Closing Date other than in connection with the valid issuance of Company Common Units or the conversion of any Company Restricted Units into Company Common Units upon the occurrence of an applicable Vesting Event.
To the extent that, on or before the fifth (5th) anniversary of the Closing Date, the First Tier Vesting Event has not occurred with respect to any Company Restricted Unit, then immediately and without any further action by PubCo or the holder thereof, on the date that is the fifth (5th) anniversary of the Closing Date, all of the PubCo Series C-1 Common Stock outstanding shall automatically be forfeited and transferred to PubCo and canceled for no consideration therefor and shall cease to be outstanding. To the extent that, on or before the seventh (7th) anniversary of the Closing Date, the Second Tier Vesting Event has not occurred with respect to any Company Restricted Unit, then immediately and without any further action by PubCo or the holder thereof, on the date that is the seventh (7th) anniversary of the Closing Date, all of the Series C-2 Common Stock outstanding shall automatically be forfeited and transferred to PubCo and canceled for no consideration therefor and shall cease to be outstanding.
Immediately upon any Conversion Event applicable to any shares of PubCo Class C Common Stock, such shares of PubCo Class C Common Stock shall automatically, without any further action on the part of the record holder thereof or any other person, convert into and become an equal number of shares of PubCo Class A Common Stock, which conversion shall be effective on the Conversion Date with respect to such shares of PubCo Class C Common Stock, and the holder of such share of PubCo Class C Common Stock shall become a record holder of PubCo Class A Common Stock as of such Conversion Date.
Transfers of Class B Common Stock and Class C Common Stock
A holder of PubCo Class B Common Stock may transfer or assign shares of PubCo Class B Common only if such holder also simultaneously transfers an equal number of such holder’s Company Common Units in compliance with and as permitted by the LLC Agreement.
No share of PubCo Class C Common Stock may be transferred, other than to the holder of such share of PubCo Class C Common Stock’s permitted transferees under the LLC Agreement, prior to the Conversion Date of such shares of PubCo Class C Common Stock, at which time the shares of PubCo Class A Common Stock into which such shares of PubCo Class C Common Stock convert in accordance with the provisions of the Proposed Charter may be transferred, subject to any restrictions on transfer applicable to the holder of such PubCo Class A Common Stock and applicable law.
Liquidation, Dissolution or Winding Up
In the event of any voluntary or involuntary liquidation, dissolution or winding up of PubCo, after payment of debts and other liabilities and of preferential and after the rights of holders of preferred stock, if any, have been satisfied, the holders of all outstanding shares of PubCo Class A Common Stock will be entitled to receive the remaining assets of PubCo available for distribution ratably in proportion to the number of shares held by each such stockholder.
The holders of PubCo Class C Common Stock (other than to the extent such liquidation, dissolution or winding up constitutes a Conversion Event, in which case such PubCo Class C Common Stock shall automatically convert to PubCo Class A Common Stock in accordance with the Proposed Charter and the holders of such resulting PubCo Class A Common Stock shall be treated as a holder of PubCo Class A Common Stock) and the PubCo Class B Common Stock will not be entitled to receive any PubCo assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of PubCo.
Election of Directors
Subject to the Investor Rights Agreement, directors of PubCo shall be elected by a majority of the votes cast at an annual meeting of stockholders by holders of the PubCo Class A Common and PubCo Class B Common Stock, voting as a single class.
Warrants
Each outstanding PubCo Warrant will entitle the holder to purchase one share of PubCo Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time 30 days after the completion of the Closing. A PubCo Warrant holder may exercise its warrants only for a whole number of shares of PubCo Class A common stock. The PubCo Warrants will expire five years after the Closing, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
Redemption of Warrants
Redemption of warrants when the price per share of PubCo Class A common stock equals or exceeds $18.00.
We may call the warrants for redemption:

•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•
if, and only if, the closing price of our PubCo Class A common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-Dilution Adjustments”) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders (the “Reference Value”).

Redemption of warrants when the price per share of PubCo Class A common stock equals or exceeds $10.00.
Once the warrants become exercisable, we may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of PubCo Class A common stock (as defined below) except as otherwise described below;

•
if, and only if, the closing price of PubCo Class A common stock equals or exceeds $10.00 per public share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-Dilution Adjustments”) on the trading day prior to the date on which we send the notice of redemption to the warrant holders; and

•
if, and only if, the Reference Value is less than $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-Dilution Adjustments”), then the Private Placement Warrants must also concurrently be called for redemption on the same terms (except as described herein with respect to a holder’s ability to cashless exercise its warrants) as the outstanding Public Warrants.

Beginning on the date the notice of redemption is given until the warrants are redeemed or exercised, holders may elect to exercise their warrants on a cashless basis. The numbers in the table below represent the number of shares of PubCo Class A Common Stock that a warrant holder will receive upon such cashless exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of PubCo Class A Common Stock on the corresponding redemption date (assuming holders elect to exercise their warrants and such warrants are not redeemed for $0.10 per warrant), determined for these purposes based on volume weighted average price of PubCo Class A Common Stock for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. We will provide our warrant holders with the final fair market value no later than one business day immediately following the 10-trading day period described above ends.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant or the exercise price of a warrant is adjusted as set forth under the heading “— Anti-Dilution Adjustments” below. If the number of shares issuable upon exercise of a warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the exercise price of the warrant after such adjustment and the denominator of which is the price of the warrant immediately prior to such adjustment. In such an event, the number of shares in the table below shall be adjusted by multiplying such share amounts by a fraction, the numerator of which is the number of shares deliverable upon exercise of a warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. If the exercise price of a warrant is adjusted, (a) in the case of an adjustment pursuant to the fifth paragraph under the heading

“— Anti-Dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price multiplied by a fraction, the numerator of which is the higher of the market value and the newly issued price as set forth under the heading “— Anti-Dilution Adjustments” and the denominator of which is $10.00 and (b) in the case of an adjustment pursuant to the second paragraph under the heading “— Anti-Dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price less the decrease in the exercise price of a warrant pursuant to such exercise price adjustment.
Redemption Date (period to expiration of warrants)	Fair Market Value of PubCo Class A common stock
	<10.00	11.00	12.00	13.00	14.00	15.00	16.00	17.00	>18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of shares of PubCo Class A Common stock to be issued for each warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume weighted average price of our PubCo Class A Common Stock for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants is $11.00 per share, and at such time there are 57 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 shares of PubCo Class A Common Stock for each whole warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume weighted average price of the PubCo Class A Common Stock for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants is $13.50 per share, and at such time there are 38 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.298 shares of PubCo Class A Common Stock for each whole warrant. In no event will the warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 shares of PubCo Class A Common Stock per warrant (subject to adjustment). Finally, as reflected in the table above, if the warrants are out of the money and about to expire, they cannot be exercised on a cashless basis in connection with a redemption by us pursuant to this redemption feature, since they will not be exercisable for any shares of PubCo Class A Common Stock.
This redemption feature differs from the typical warrant redemption features used in some other blank check offerings, which typically only provide for a redemption of warrants for cash (other than the Private Placement Warrants) when the trading price for the PubCo Class A Common Stock exceeds $18.00 per share for a specified period of time. This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the shares of PubCo Class A Common Stock are trading at or above $10.00 per public share, which may be at a time when the trading price of our shares of PubCo Class A Common Stock is below the exercise price of the warrants. We have established this redemption feature to provide us with the flexibility to redeem the warrants without the warrants having to reach the $18.00 per share threshold set forth above under “— Redemption of warrants when the price per share of PubCo Class A Common Stock equals or exceeds $18.00.” Holders choosing to exercise their warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their warrants based on an option pricing model with a fixed volatility input as of the date of this proxy statement/prospectus. This redemption right provides us with an additional mechanism by which to redeem all of the outstanding warrants, and therefore have certainty as to our capital structure as the warrants would no longer be outstanding and would have been exercised or redeemed. We will be required to pay the applicable redemption price to warrant holders if we choose to exercise this redemption right and it will allow us to quickly proceed with a redemption of the warrants if we determine it is in our best interest to do so. As such, we would redeem the warrants in this manner when we believe it is in our best interest to update our capital structure to remove the warrants and pay the redemption price to the warrant holders.
As stated above, we can redeem the warrants when the PubCo Class A Common Stock is trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to our capital structure and cash position while providing warrant holders with the opportunity to exercise their warrants on a cashless basis for the applicable number of shares. If we choose to redeem the warrants when the PubCo Class A Common Stock is trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer shares of PubCo Class A Common Stock than they would have received if they had chosen to wait to exercise their warrants for shares of PubCo Class A Common Stock if and when such PubCo Class A Common Stock was trading at a price higher than the exercise price of $11.50.
Redemption Procedures
A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of PubCo Class A Common Stock outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments
If the number of outstanding shares of PubCo Class A Common Stock is increased by a stock dividend payable in shares of PubCo Class A Common Stock, or by a split-up of shares of PubCo Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of PubCo Class A Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of PubCo Class A Common Stock. A rights offering to holders of PubCo Class A Common Stock entitling holders to purchase shares of PubCo Class A Common Stock at a price less than the “historical fair market value” (as defined below) will be deemed a stock dividend of a number of shares of PubCo Class A Common Stock equal to the product of (1) the number of shares of PubCo Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for PubCo Class A Common Stock) multiplied by (2) one minus the quotient of (x) the price per share of PubCo Class A Common Stock paid in such rights offering divided by (y) the historical fair market value. For these purposes (1) if the rights offering is for securities convertible into or exercisable for PubCo Class A Common Stock, in determining the price payable for PubCo Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (2) “historical fair market value” means the volume weighted average price of PubCo Class A Common Stock as reported during the 10-trading day period ending on the trading day prior to the first date on which the shares of PubCo Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of PubCo Class A Common Stock on account of such shares of Class A Common Stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of PubCo Class A Common Stock in connection with a proposed initial business combination, or (d) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of PubCo Class A Common Stock in respect of such event.
If the number of outstanding shares of PubCo Class A Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of PubCo Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of PubCo Class A Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of PubCo Class A Common Stock.
Whenever the number of shares of PubCo Class A Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of PubCo Class A Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of PubCo Class A Common Stock so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding shares of PubCo Class A Common Stock (other than those described above or that solely affects the par value of such shares of PubCo Class A Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of PubCo Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of PubCo Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the company in connection with redemption rights held by stockholders of the company as provided for in the Proposed Charter or as a result of the redemption of shares of PubCo Class A Common Stock by the company if a proposed initial business combination is presented to the stockholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of PubCo Class A Common Stock, the holder of a warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the PubCo Class A Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement. Additionally, if less than 70% of the consideration receivable by the holders of PubCo Class A Common Stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.
The Private Placement Warrants are identical to the Public Warrants except that the Private Placement Warrants: (i) are not redeemable by PubCo and (ii) may be exercised for cash or on a cashless basis, as described in the prospectus related to the IPO, so long as they are held by the Sponsor or any of its permitted transferees. If the private warrants are held by holders other than the Sponsor or any of its permitted transferees, they will be redeemable by PubCo and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO. The initial purchasers of the private warrants have agreed not to transfer, assign or sell any of the warrants, including the common stock issuable upon exercise of the warrants (except to certain permitted transferees), until 30 days after the completion of the Closing.
Public Benefit Corporation Status
As a public benefit corporation, the PubCo Board board of directors will be required by the DGCL to manage or direct PubCo’s business and affairs in a manner that balances the pecuniary interests of the PubCo stockholders, the best interests of those materially affected by its conduct, and the PBC Purpose. However, the PubCo Board will not have any duty to any person on account of any interest of such person in the PBC Purpose or on account of any interest materially affected by PubCo’s conduct, and its balance requirement described in the previous sentence will be deemed satisfied if the PubCo board of director’s decision is both informed and disinterested and not such that no person of ordinary sound judgment would approve. PubCo will also be required to assess its benefit performance internally and to disclose to stockholders at least biennially a report that details its promotion of the public benefits identified in the Proposed Charter and of the best interests of those materially affected by its conduct. It is expected that the PubCo Board will measure PubCo’s benefit performance against the objectives and standards proposed by it and approved by the PubCo Board. When determining the objectives and standards by which the PubCo Board will measure its public benefit performance, the PubCo Board will consider, among other factors, whether the objectives and standards are (i) comprehensive in that they assess the positive impact of PubCo’s business on the communities in which it operates, and society, taken as a whole, (ii) credible in that they are comparable to the objectives and standards created by independent third parties that evaluate the corporate ethics, sustainability and governance practices of other public benefit corporations, and (iii) transparent in that the criteria considered for measuring such objectives and standards be made publicly available, including disclosing the process by which revisions to the objectives and standards are made and whether such objectives and standards present real or potential conflicts of interests.
Under the DGCL, PubCo’s stockholders may bring a derivative suit to enforce this requirement only if they own (individually or collectively), at least 2% of our outstanding shares or, upon PubCo’s listing, the lesser of such percentage or shares of at least $2 million in market value. For more information, see the section entitled “Risk Factors — Risks Related to PubCo’s Corporate Structure” in this proxy statement/prospectus.

Anti-Takeover Effects of the Proposed Charter, the Proposed Bylaws and Certain Provisions of Delaware Law
The Proposed Charter, the Proposed Bylaws and the DGCL contain provisions, which are summarized in the following paragraphs, which are intended to enhance the likelihood of continuity and stability in the composition of the PubCo Board and to discourage certain types of transactions that may involve an actual or threatened acquisition of PubCo. These provisions are intended to avoid costly takeover battles, reduce PubCo’s vulnerability to a hostile change of control or other unsolicited acquisition proposal, and enhance the ability of the PubCo Board to maximize stockholder value in connection with any unsolicited offer to acquire PubCo. However, these provisions may have the effect of delaying, deterring or preventing a merger or acquisition of PubCo by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including attempts that might result in a premium over the prevailing market price for the shares of PubCo Class A Common Stock. The Proposed Charter will provide that any action required or permitted to be taken by PubCo’s stockholders must be effected at a duly called annual or special stockholder meeting of such stockholders and may not be effected by any consent in writing by such holders unless such action is recommended or approved by all directors of the PubCo Board then in office, except that holders of PubCo Class B Common Stock or one or more series of Preferred Stock, if such series are expressly permitted to do so by the certificate of designation relating to such series, may take any action by written consent if such action permitted to be taken by such holders and the written consent is signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. See also “Risk Factors — Risks Related to PubCo’s Corporate Structure  — Delaware law, the Proposed Charter and the Proposed Bylaws will contain certain provisions, including anti-takeover provisions that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable.”
Authorized but Unissued Capital Stock
Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the NYSE, which would apply if and so long as the PubCo Class A Common Stock remains listed on the NYSE, require stockholder approval of certain issuances equal to or exceeding 20% of then outstanding voting power or then outstanding number of shares of PubCo Class A Common Stock. Additional shares that may be issued in the future may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.
One of the effects of the existence of unissued and unreserved common stock may be to enable The PubCo Board to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of PubCo by means of a merger, tender offer, proxy contest or otherwise and thereby protect the continuity of management and possibly deprive stockholders of opportunities to sell their shares of PubCo Class A Common Stock at prices higher than prevailing market prices.
Election of Directors and Vacancies
The Proposed Charter will provide that the PubCo Board will determine the number of directors who will serve on the board, subject to the rights set forth in the Investor Rights Agreement. Upon adoption of the Proposed Charter, the PubCo Board will be divided into three classes designated as Class I, Class II and Class III. Class I directors will initially serve for a term expiring at the first annual meeting of stockholders following the Closing Date. Class II and Class III directors will initially serve for a term expiring at the second and third annual meeting of stockholders following the Closing Date, respectively. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting of the stockholders. There will be no limit on the number of terms a director may serve on the PubCo Board. Subject to the Investor Rights Agreement, the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders, the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders and the term of all Class III directors shall automatically become one year commencing on the ninth annual meeting of stockholders, with all directors having a term of one year from and after such ninth annual meeting of stockholders.

In addition, the Proposed Charter will provide that any vacancy on the PubCo Board, including a vacancy that results from an increase in the number of directors or a vacancy that results from the removal of a director with cause, may be filled only by a majority of the directors then in office, subject to the provisions of the Investor Rights Agreement and any rights of the holders of Preferred Stock. For more information on the Investor Rights Agreement, see the section entitled “Proposal No. 1 —  The Business Combination Proposal — Certain Agreements Related to the Business Combination — Investor Rights Agreement.”
Notwithstanding the foregoing provisions of this section, each director will serve until his successor is duly elected and qualified or until his earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the PubCo Board will shorten the term of any incumbent director.
Business Combinations
PubCo has elected not to be governed by Section 203 of the DGCL. Notwithstanding the foregoing, the Proposed Charter will provide that PubCo will not engage in any “business combinations” (as defined in the Proposed Charter), at any point in time at which PubCo’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any “interested stockholder” (as defined in the Proposed Charter) for a three-year period after the time that such person became an interested stockholder unless:
•
prior to such time, the PubCo Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of PubCo outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
at or subsequent to such time, the business combination is approved by the PubCo Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock of PubCo which is not owned by the interested stockholder.

Under the Proposed Charter, a “business combination” is defined to generally include a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. The Proposed Charter will expressly exclude Evan Hafer, certain of its transferees and its successors and affiliates from the definition of “interested stockholder” irrespective of the percentage ownership of the total voting power beneficially owned by them. Under certain circumstances, such provisions in the Proposed Charter make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period. Accordingly, such provisions in the Proposed Charter could have an anti-takeover effect with respect to certain transactions which the PubCo Board does not approve in advance. Such provisions may encourage companies interested in acquiring PubCo to negotiate in advance with the PubCo Board because the stockholder approval requirement would be avoided if the PubCo Board approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder. However, such provisions also could discourage attempts that might result in a premium over the market price for the shares held by stockholders. These provisions also may make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.
Quorum
The Proposed Bylaws will provide that at any meeting of the PubCo Board a majority of the total number of directors then in office constitutes a quorum for all purposes.

No Cumulative Voting
Under Delaware law, the right to vote cumulatively does not exist unless the Proposed Charter expressly authorizes cumulative voting. The Proposed Charter does not authorize cumulative voting.
General Stockholder Meetings
The Proposed Charter will provide that special meetings of stockholders may be called only by or at the direction of the PubCo Board, the Chairman of the Board or the Chief Executive Officer.
Requirements for Advance Notification of Stockholder Meetings, Nominations and Proposals
The Proposed Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the PubCo Board or a committee of the PubCo Board. For any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide PubCo with certain information. Generally, to be timely, a stockholder’s notice must be received at PubCo’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders (for the purposes of the first annual meeting of the stockholders of PubCo following the adoption of the Proposed Bylaws, the date of the preceding annual meeting will be deemed to be           of the preceding calendar year). The Proposed Bylaws also specify requirements as to the form and content of a stockholder’s notice. The Proposed Bylaws allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of PubCo.
Supermajority Provisions
The Proposed Charter and the Proposed Bylaws will provide that the PubCo Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the Proposed Bylaws without a stockholder vote in any matter not inconsistent with the laws of the State of Delaware or the Proposed Charter. Any amendment, alteration, rescission or repeal of the Proposed Bylaws by PubCo’s stockholders requires the affirmative vote of the holders of at least 66-2∕3%, in case of provisions in Article I. Article II and Article IV of the Proposed Bylaws, and a majority, in case of any other provisions, in voting power of all then outstanding shares of PubCo’s stock entitled to vote thereon, voting together as a single class.
The DGCL provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon, voting together as a single class, is required to amend a corporation’s Proposed Charter, unless the Proposed Charter requires a greater percentage. The Proposed Charter will provide that Article X therein, including the provisions therein regarding competition and corporate opportunities, may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least 80% in voting power of all then outstanding shares of PubCo’s stock entitled to vote thereon, voting together as a single class. The Proposed Charter will provide that Article V, Article VI, Article VII, Article VIII, Article IX, Article XII and Article XIII therein, including the following provisions therein may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least 66-2∕3% in voting power of all then outstanding shares of PubCo’s stock entitled to vote thereon, voting together as a single class:
•
the provision requiring a 66-2∕3% supermajority vote, in case of provisions in Article I, Article II and Article IV of the Proposed Bylaws, and a majority vote, in case of any other provisions, for stockholders to amend the Proposed Bylaws;

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the provisions providing for a classified PubCo Board (the election and term of directors);

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the provisions regarding filling vacancies on the PubCo Board and newly created directorships;

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the provisions regarding resignation and removal of directors;

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the provisions regarding calling special meetings of stockholders;

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the provisions regarding stockholder action by written consent;

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the provisions eliminating monetary damages for breaches of fiduciary duty by a director;

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the provisions regarding the election not to be governed by Section 203 of the DGCL;

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the provisions regarding the selection of forum (see “— Exclusive Forum”); and

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the amendment provision requiring that the above provisions be amended only with an 66-2∕3% supermajority vote.

These provisions may have the effect of deterring hostile takeovers or delaying or preventing changes in control of PubCo or its management, such as a merger, reorganization or tender offer. These provisions are intended to enhance the likelihood of continued stability in the composition of the PubCo Board and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of PubCo. These provisions are designed to reduce PubCo’s vulnerability to an unsolicited acquisition proposal. The provisions are also intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for PubCo’s shares and, as a consequence, may inhibit fluctuations in the market price of PubCo’s shares that could result from actual or rumored takeover attempts. Such provisions may also have the effect of preventing changes in management.
Exclusive Forum
The Proposed Charter will provide that, unless PubCo consents in writing to the selection of an alternative forum, (i) any derivative action or proceeding brought on behalf of PubCo, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of PubCo to PubCo or PubCo’s stockholders, or any claim for aiding and abetting such alleged breach, (iii) any action asserting a claim against PubCo or any current or former director, officer, other employee, agent or stockholder of PubCo (a) arising pursuant to any provision of the DGCL, the Proposed Charter (as it may be amended or restated) or the Proposed Bylaws or (b) as to which the DGCL confers jurisdiction on the Delaware Court of Chancery or (iv) any action asserting a claim against PubCo or any current or former director, officer, other employee, agent or stockholder of PubCo governed by the internal affairs doctrine of the law of the State of Delaware shall, as to any action in the foregoing clauses (i) through (iv), to the fullest extent permitted by law. be solely and exclusively brought in the Delaware Court of Chancery; provided, however, that the foregoing shall not apply to any claim (a) as to which the Delaware Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Delaware Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (b) which is vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or (c) arising under federal securities laws, including the Securities Act of 1933, as amended, as to which the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum. Notwithstanding the foregoing, the provisions of Article XII of the Proposed Charter will not apply to suits brought to enforce any liability or duty created by the Exchange Act, or any other claim for which the federal district courts of the United States of America shall be the sole and exclusive forum. While Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in any shares of PubCo’s capital stock shall be deemed to have notice of and to have consented to the forum provisions in the Proposed Charter. If any action the subject matter of which is within the scope of the forum provisions is filed in a court other than a court located within the State of Delaware (a “foreign action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”); and (y) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder. This choice-of-forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with PubCo or its directors, officers, stockholders, agents or other employees, which may discourage such lawsuits. We note that there is uncertainty as to whether a court would enforce this provision, and the enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings. Further, investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. It is possible that a court could find these types of provisions to be inapplicable or unenforceable, and if a court were to find this provision of the Proposed Charter inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, PubCo may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect PubCo’s business, financial condition and results of operations and result in a diversion of the time and resources of PubCo’s management and board of directors.
Conflicts of Interest
Delaware law permits corporations to adopt provisions renouncing any interest or expectancy in certain opportunities that are presented to the corporation or its officers, directors or stockholders. The Proposed Charter, to the maximum extent permitted from time to time by Delaware law, renounces any interest or expectancy that PubCo has in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to PubCo’s officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are employees of PubCo or its subsidiaries. The Proposed Charter provides that, to the fullest extent permitted by law, none of the non-employee directors or his or her affiliates will have any duty to refrain from (i) engaging in a corporate opportunity in the same or similar lines of business in which PubCo or its affiliates now engage or propose to engage or (ii) otherwise competing with PubCo or its affiliates. In addition, to the fullest extent permitted by law, in the event that any non-employee director or any of his or her affiliates acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself or herself or its or his or her affiliates or for PubCo or its affiliates, such person will have no duty to communicate or offer such transaction or business opportunity to PubCo or any of its affiliates and they may take any such opportunity for themselves or offer it to another person or entity. The Proposed Charter does not renounce PubCo’s interest in any business opportunity that is expressly offered to, or acquired or developed by a non-employee director solely in his or her capacity as a director or officer of PubCo. To the fullest extent permitted by law, a corporate opportunity shall not be deemed to be a potential corporate opportunity for PubCo if it is a business opportunity that (i) PubCo is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of PubCo’s business or is of no practical advantage to PubCo, (iii) is one in which PubCo has no interest or reasonable expectancy, or (iv) is one presented to any account for the benefit of a member of The PubCo Board or such member’s affiliate over which such member of The PubCo Board has no direct or indirect influence or control, including, but not limited to, a blind trust.
Limitations on Liability and Indemnification of Officers and Directors
The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. The Proposed Charter includes a provision that eliminates, to the fullest extent permitted by law, the personal liability of directors for monetary damages for any breach of fiduciary duty as a director. The effect of these provisions is to eliminate the rights of PubCo and its stockholders, through stockholders’ derivative suits on PubCo’s behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.
The Proposed Bylaws provide that PubCo must indemnify and advance expenses to directors and officers to the fullest extent permitted by Delaware law. PubCo is also expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for directors, officers and certain employees for some liabilities. PubCo believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.
The limitation of liability, indemnification and advancement provisions in the Proposed Charter and the Proposed Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit PubCo and its stockholders. In addition, your investment may be adversely affected to the extent PubCo pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. PubCo believes that these provisions, liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to PubCo’s directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, PubCo has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.
Registration Rights
At the Closing, PubCo will enter into the Investor Rights Agreement, pursuant to which, among other things, the Sponsor, Engaged Capital and certain of its affiliates, the Founder, the Sterling Equityholder, the Engaged Equityholders and certain other stockholders party thereto will have specified rights to require PubCo to register all or a portion of their shares under the Securities Act. The defined term Registrable Securities therein includes the shares of PubCo Class A Common Stock and warrants to purchase PubCo Class A Common Stock issued in connection with the Business Combination. See the section entitled “Proposal No. 1 —  The Business Combination Proposal — Certain Agreements Related to the Business Combination — Investor Rights Agreement.”

COMPARISON OF CORPORATE GOVERNANCE AND STOCKHOLDERS’ RIGHTS
General
PubCo is incorporated under the laws of the State of Delaware and the rights of PubCo stockholders will be governed by the laws of the State of Delaware, including the DGCL, The Proposed Charter and Proposed Bylaws. As a result of the Business Combination, SilverBox stockholders who receive shares of PubCo Class A Common Stock will become stockholders of PubCo. PubCo is a public benefit corporation incorporated under the laws of the State of Delaware and the rights of PubCo stockholders are governed by the laws of the State of Delaware, including the DGCL, the Proposed Charter and Proposed Bylaws. Thus, following the Business Combination, the rights of SilverBox stockholders who become PubCo stockholders in the Business Combination will continue to be governed by Delaware law but will no longer be governed by the Existing Charter and SilverBox’s bylaws and instead will be governed by the Proposed Charter and Proposed Bylaws. Furthermore, unlike SilverBox, PubCo is a public benefit corporation. As a public benefit corporation, PubCo will be required to balance the financial interests of its stockholders with the best interests of those stakeholders materially affected by its conduct, including particularly those affected by the specific benefit purposes set forth in the Proposed Charter. Accordingly, PubCo’s duty to balance a variety of interests may result in actions that do not maximize stockholder value. For more information, see the section entitled “Risk Factors — Risks Related to PubCo’s Corporate Structure.”
Comparison of Corporate Governance and Stockholders’ Rights
This section describes the material differences between the rights of SilverBox stockholders before the consummation of the Business Combination, and the rights of PubCo stockholders after the Business Combination. These differences in stockholder rights result from the differences between the respective governing documents of SilverBox and PubCo.
This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. SilverBox stockholders are urged to carefully read the relevant provisions of the Proposed Charter that will be in effect as of consummation of the Business Combination (which form is included as Annex A to this proxy statement/prospectus). References in this section to the Proposed Charter are references thereto as it will be in effect upon consummation of the Business Combination. However, the Proposed Charter may change at any time prior to consummation of the Business Combination by mutual agreement of SilverBox and BRCC, or be amended any time after the consummation of the Business Combination by amendment in accordance with its terms. If the Proposed Charter is amended, the below summary may cease to accurately reflect the Proposed Charter is so amended.
SilverBox	PubCo
Authorized Capital Stock
The authorized capital stock of SilverBox, consists of (i) 110,000,000 shares of SilverBox Common Stock, including (a) 100,000,000 shares of SilverBox Class A Common Stock, of which 34,500,000 are issued and outstanding, (b) 10,000,000 SilverBox Class B Common Stock, of which 8,625,000 shares are issued and outstanding; and (ii) 1,000,000 shares of preferred stock, of which none are issued or outstanding.	PubCo will be authorized to issue (i) 2,801,500,000 shares of PubCo Common Stock, consisting of (a) 2,500,000,000 shares of PubCo Class A Common Stock, (b) 300,000,000 shares of PubCo Class B Common Stock, and (c) 1,500,000 shares of PubCo Class C Non-Voting Common Stock, which shall be divided into (1) 750,000 shares of PubCo Series C-1 Common Stock and (2) 750,000 shares of PubCo Series C-2 Common Stock; and (ii) 1,000,000 shares of preferred stock.
Number and Qualification of Directors
The number of directors, other than those who may be elected by the holders of one or more series of the preferred stock voting separately by class or series, shall be fixed from time to time exclusively by	Subject to the Investor Rights Agreement, the total number of directors shall be determined from time to time by resolution adopted by the PubCo Board, provided that the directors shall be divided into

SilverBox	PubCo
the board of directors pursuant to a resolution adopted by a majority of the board of directors.	three classes designated Class I, Class II and Class III and each class shall consist, as nearly as possible, of one-third of the total number of such directors.
Election of Directors

Directors shall be elected by a plurality of the votes cast at each annual meeting of the stockholders, subject to any rights of any preferred stockholders to elect directors.
Newly created directorships resulting from an increase in the number of directors and any vacancies resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).

Directors shall be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting of stockholders.
Subject to any rights of any preferred stockholders and rights granted pursuant to the Investor Rights Agreement, newly created directorships resulting from an increase in the number of directors and any vacancy (whether occurring due to death, resignation, retirement, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders).

Classified Board
The board of directors is not classified.
Directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the Closing Date, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the Closing Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the Closing Date. At each annual meeting following the Closing Date, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders.
Notwithstanding the foregoing and subject to the Investor Rights Agreement, the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders, the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders and the term of all Class III directors shall automatically become one year commencing on the ninth annual meeting of stockholders, with all directors having a term of one year from and after such ninth annual meeting of stockholders.

SilverBox	PubCo
Removal of Directors
Any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.	Subject to the terms of the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of preferred stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.
Voting
Holders of shares of SilverBox Common Stock are entitled to one vote per share on each matter properly submitted to the stockholders which the holders of the SilverBox Common Stock are entitled to vote.	Holders of PubCo Class A Common Stock and PubCo Class B Common Stock will each be entitled to one vote per share. Holders of Class C Common Stock will not have any voting rights.
Stockholder Rights Plan

While Delaware law does not include a statutory provision expressly validating stockholder rights plans, such plans have generally been upheld by court decisions applying Delaware law.
SilverBox does not have a stockholder rights plan currently in effect, but under the DGCL, SilverBox’s board of directors could adopt such a plan without stockholder approval.

While Delaware law does not include a statutory provision expressly validating stockholder rights plans, such plans have generally been upheld by court decisions applying Delaware law.
PubCo does not have a stockholder rights plan currently in effect, but under the DGCL, the PubCo Board could adopt such a plan without stockholder approval.

Special Meeting of the Board of Directors
Special meetings of stockholders may be called only by the chairman of the board of directors, chief executive officer, or by a resolution adopted by a majority of the board of directors.	Special meetings of the stockholders of the may be called only by or at the direction of the chairman of the board of directors, the chief executive officer or the board of directors.
Amendment to Certificate of Incorporation
Under Delaware law, an amendment to the Existing Charter generally requires the approval of the board of directors and a majority of the combined voting power of then outstanding shares of voting stock, voting together as a single class.	Under Delaware law, an amendment to the Proposed Charter generally requires the approval of the board of directors and a majority of the combined voting power of then outstanding shares of voting stock, voting together as a single class. In addition, pursuant to the Proposed Charter, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not be governed by Section 203 of the DGCL and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter. Additionally, affirmative vote of

SilverBox	PubCo
at least 80% of the total voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities.
Amendment of Bylaws
The Board may, subject to the DGCL, amend, alter, change, add to or repeal the Existing Bylaws. In addition, the Existing Bylaws may be adopted, amended, altered or repealed by the stockholders of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by the Existing Charter, the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Existing Bylaws; and provided further, however, that no bylaws thereafter adopted by the stockholders shall invalidate any prior act of the board of directors that would have been valid if such Existing Bylaws had not been adopted.	The PubCo Board may, subject to the DGCL, amend, alter, change, add to or repeal the Proposed Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of Delaware law or the Proposed Charter. In addition, pursuant to the Proposed Charter, the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions of the Proposed Bylaws relating to: (i) stockholder meetings, (ii) the board of directors, and (iii) indemnification and limitation of liability of officers and directors.
Quorum

A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board.
The presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business.

A majority of the total number of directors then in office shall constitute a quorum for the transaction of business by the board of directors.
The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business.

Special Stockholder Meetings
Subject to the rights of the holders of any series of preferred stock, special meetings of the stockholders may be called only by or at the direction of the board of directors, the chairman of the board of directors or the chief executive officer.	Subject to the rights of the holders of any series of preferred stock, special meetings of the stockholders may be called only by or at the direction of the PubCo board, the chairman of the PubCo board or the chief executive officer.
Notice of Stockholder Meetings
Notice of a meeting of stockholders must be given not more than 60, nor less than 10, days previous	Notice of a meeting of stockholders must be given not more than 60, nor less than 10, days previous

SilverBox	PubCo

thereto, to each stockholder entitled to vote at the meeting as of the record date.
Notice to stockholders must be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by electronic transmission.

thereto, to each stockholder entitled to vote at the meeting as of the record date.
Notice to stockholders must be given (i) by United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of PubCo, or (ii) by electronic transmission.

Stockholder Proposals (Other than Nomination of Persons for Election as Directors)

Nominations or other business to be properly brought before an annual meeting by a stockholder must have given timely notice in writing to the corporate secretary and such business must otherwise be a proper matter for stockholder action.
To be timely, must be received by not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation.

Nominations or other business to be properly brought before an annual meeting by a stockholder must have given timely notice in writing to the corporate secretary and, in the case of business other than nominations of directors, such other business must be a proper matter for stockholder action.
To be timely, notice must be delivered not less than 90 days nor more than one hundred twenty 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is scheduled for more than 30 days before, or more than 70 days following, such anniversary date, notice must be delivered not later than the 10th day following the day on which public announcement of the date of such meeting is first made.

Limitation of Liability of Directors and Officers
A director shall not be personally liable to SilverBox or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended, unless a director violated his or her duty of loyalty to SilverBox or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director.	To the fullest extent permitted by applicable law, no director will have any personal liability to PubCo or its stockholders for monetary damages for any breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Indemnification of Directors, Officers, Employees and Agents
SilverBox, to the fullest extent permitted by law, as the same exists or may hereafter be amended, SilverBox shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of SilverBox or, while	PubCo, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of PubCo or any predecessor of PubCo, or, while serving as a director or officer of PubCo, serves or served at any other enterprise as a director or officer

SilverBox	PubCo
a director or officer , is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit reasonably incurred by such indemnitee in connection with such proceeding.	at the request of PubCo or any predecessor of PubCo.
Dividends, Distributions and Stock Repurchases
Subject to the rights of the holders of any series of preferred stock, the holders of shares of SilverBox Common Stock shall be entitled to receive such dividends and other distributions when, as and if declared thereon by the board of directors from time to time out of any assets or funds legally available therefor and shall share equally on a per share basis in such dividends and distributions.	Subject to the rights of the holders of any series of preferred stock having a preference over or the right to participate with the PubCo Class A Common Stock with respect to the payment of dividends and other distributions, the holders of PubCo Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares held by each such stockholder such dividends and other distributions as may from time to time be declared by the PubCo board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the board of directors in its discretion shall determine.

SHARES ELIGIBLE FOR FUTURE SALE
Upon the consummation of the Business Combination, PubCo will have, based on the assumptions set out elsewhere in this proxy statement/prospectus, up to 191,401,300 shares of PubCo Common Stock issued and outstanding, consisting of 61,792,809 shares of PubCo Class A Common Stock and 129,608,491 shares of PubCo Class B Common Stock, and excluding 1,389,449 shares of PubCo Class C Common Stock subject to vesting and forfeiture. All of the PubCo Class A Common Stock issued to the Public Stockholders in connection with the Business Combination will be freely transferable by persons other than by Sponsor or SilverBox’s, PubCo’s, Authentic Brands’ or BRCC’s affiliates without restriction or further registration under the Securities Act. Sales of substantial amounts of the PubCo Class A Common Stock in the public market could adversely affect prevailing market prices of the PubCo Class A Common Stock. Prior to the Business Combination, there has been no public market for PubCo Class A Common Stock. PubCo will apply for listing of the PubCo Class A Common Stock and PubCo Warrants on the NYSE, but there can be no assurance that a regular trading market will develop in the PubCo Class A Common Stock and PubCo Warrants.
Lock-up Provisions
Pursuant to the Investor Rights Agreement, the parties thereto will agree not to transfer certain PubCo and Authentic Brands securities held by such parties for the duration of the period commencing on the Closing Date and ending on the date that is six months after the Closing Date. For additional information, see the section entitled “Certain Agreements Related to the Business Combination — Investor Rights Agreement.”
Registration Rights
The PIPE Subscription Agreements provides, and the Investor Rights Agreement will provide, customary registration rights, including demand and “piggyback” rights with respect to the shares of PubCo Class A Common Stock and PubCo Warrants held by parties thereto following the consummation of the Business Combination. For additional information, see the sections entitled “Certain Agreements Related to the Business Combination — Investor Rights Agreement” and “— PIPE Subscription Agreements.”
Rule 144
Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted PubCo Common Stock or PubCo Warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been an affiliate of PubCo at the time of, or at any time during the three months preceding, a sale and (ii) PubCo is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as PubCo was required to file reports) preceding the sale.
Persons who have beneficially owned restricted PubCo Common Stock or PubCo Warrants for at least six months but who are affiliates of PubCo at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of PubCo Class A Common Stock then outstanding; or

•
the average weekly reported trading volume of PubCo Class A Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates of PubCo under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about PubCo.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, the Sponsor will be able to sell their Sponsor Shares and Private Placement Warrants, as applicable, pursuant to Rule 144 without registration one year after PubCo has completed the Business Combination.
SilverBox anticipates that following the consummation of the Business Combination, PubCo will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.

OTHER STOCKHOLDER COMMUNICATIONS
Stockholders and interested parties may communicate with SilverBox’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of SilverBox, at its principal executive offices at (512) 575-3637 and 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746. Following the Business Combination, such communications should be sent in care of BRC Inc., at its principal executive offices at (512) 575-3637 and 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

LEGAL MATTERS
Certain legal matters relating to the validity of the PubCo Class A Common Stock, the PubCo Warrants and the shares of PubCo Class A Common Stock issuable upon exercise of PubCo Warrants to be issued hereunder will be passed upon for us by Paul Hastings LLP.

EXPERTS
The consolidated financial statements of Authentic Brands LLC at December 31, 2020, and for the year ended December 31, 2020, included in the Proxy Statement of BRC Inc., which is referred to and made a part of this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements as of and for the year ended December 31, 2019 included in this Prospectus and Registration Statement have been so included in reliance on the report of BDO USA, LLP, an independent registered public accounting firm, appearing elsewhere herein and the Registration Statement, given on the authority of said firm as experts in auditing and accounting.
The financial statements of SilverBox as of December 31, 2020 and for the period from December 3, 2020 (inception) through December 31, 2020 included in this prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of SilverBox to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given on the authority of such firm as experts in auditing and accounting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, SilverBox and service providers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement/prospectus. Upon written or oral request, SilverBox will deliver a separate copy of the proxy statement/prospectus to any stockholder at a shared address to which a single copy of the proxy statement/ prospectus was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement/prospectus may likewise request delivery of single copies of the proxy statement/prospectus in the future. Stockholders may notify SilverBox of their requests by calling or writing SilverBox at its principal executive offices at (512) 575-3637 and 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746. Following the Business Combination, such requests should be made by calling or writing PubCo at its principal executive offices at 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, Texas 78746.

WHERE YOU CAN FIND MORE INFORMATION
PubCo has filed with the SEC a registration statement on Form S-4, as amended, under the Securities Act with respect to the securities offered by this proxy statement/prospectus. This proxy statement/prospectus does not contain all of the information included in the registration statement. For further information pertaining to PubCo and its securities, you should refer to the registration statement and to its exhibits. Whenever reference is made in this proxy statement/prospectus to any of SilverBox’s or Authentic Brands’ contracts, agreements or other documents, the references are not necessarily complete, and you should refer to the annexes to the proxy statement/prospectus and the exhibits attached to the registration statement for copies of the actual contract, agreement or other document.
Upon the effectiveness of the registration statement of which this proxy statement/prospectus forms a part, PubCo will be subject to the information and periodic reporting requirements of the Exchange Act and will file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read PubCo’s and SilverBox’s SEC filings, including PubCo’s registration statement over the internet at the SEC’s website at http://www.sec.gov.
Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.
All information contained in this document relating to SilverBox has been supplied by SilverBox, and all such information relating to Authentic Brands has been supplied by Authentic Brands. Information provided by one entity does not constitute any representation, estimate or projection of the other entity.
BRCC does not file any annual, quarterly or current reports, proxy statements or other information with the SEC.
If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing SilverBox’s proxy solicitation agent at the following address, telephone number and email:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor
South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call collect: (203) 658-9400
E-mail: sbea@investor.morrowsodali.com
If you are a SilverBox stockholder and would like to request documents, please do so by           , to receive them before the SilverBox special meeting of stockholders. If you request any documents from us, we shall mail them to you by first class mail, or another equally prompt means.
None of SilverBox, PubCo or Authentic Brands has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that which is contained in this proxy statement/prospectus or in any of the materials that have been incorporated in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you.
The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS
SilverBox Engaged Merger Corp I
Audited Financial Statements of SilverBox Engaged Merger Corp I as of December 31, 2020 and for the period from December 3, 2020 (inception) through December 31, 2020
Unaudited Financial Statements of SilverBox Engaged Merger Corp I as of September 30, 2021 and December 31, 2020 and for the three and nine months ended September 30, 2021
Unaudited Condensed Balance Sheets	F-17
Unaudited Condensed Statements of Operations	F-18
Unaudited Condensed Statements of Changes in Stockholders’ Equity	F-19
Unaudited Condensed Statement of Cash Flows	F-20
Notes to Financial Statements	F-21
Authentic Brands LLC
Audited Consolidated Financial Statements of Authentic Brands LLC as of December 31, 2019 and 2020 and for the years ended December 31, 2019 and 2020
Unaudited Consolidated Financial Statements of Authentic Brands LLC as of September 30, 2021 and for the nine months ended September 30, 2020 and 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholder and Board of Directors of
SilverBox Engaged Merger Corp I
Opinion on the Financial Statements
We have audited the accompanying balance sheet of SilverBox Engaged Merger Corp I (the “Company”) as of December 31, 2020, the related statements of operations, stockholder’s equity and cash flows for the period from December 3, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from December 3, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s ability to execute its business plan is dependent upon its completion of the proposed initial public offering described in Note 3 to the financial statements. The Company has a working capital deficiency as of December 31, 2020 and lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Notes 1 and 3. The financial statements do not include any adjustments that might become necessary should the Company be unable to continue as a going concern.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Marcum llp
Marcum llp
We have served as the Company’s auditor since 2020.
New York, NY
January 19, 2021

SILVERBOX ENGAGED MERGER CORP I
BALANCE SHEET
DECEMBER 31, 2020
Assets
Cash on hand	$200,000
Deferred offering costs	45,000
Total Assets	$245,000
Liabilities and Stockholder’s Equity
Current liabilities:
Accrued offering costs and expenses	$48,543
Promissory note – related party	175,000
Total current liabilities	223,543
Commitments and Contingencies
Stockholder’s Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; none issued and outstanding	—
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 8,625,000 shares issued and outstanding(1)	863
Additional paid-in capital	24,137
Accumulated deficit	(3,543)
Total Stockholder’s equity	21,457
Total Liabilities and Stockholder’s Equity	$245,000

(1)
This number includes up to 1,125,000 shares of Class B common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of these financial statements.

SILVERBOX ENGAGED MERGER CORP I
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 3, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Formation cost	$3,543
Net loss	$(3,543)
Basic and diluted weighted average shares outstanding(1)	7,500,000
Basic and diluted net loss per share	$(0.00)

(1)
This number excludes an aggregate of up to 1,125,000 shares of Class B common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of these financial statements.

SILVERBOX ENGAGED MERGER CORP I
STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
	Class B common stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity
	Shares(1)	Amount
Balance as of December 3, 2020 (inception)	—	$—	$—	$—	$—
Class B common stock issued to Sponsor	8,625,000	863	24,137	—	25,000
Net loss	—	—	—	(3,543)	(3,543)
Balance as of December 31, 2020	8,625,000	$863	$24,137	$(3,543)	$21,457

(1)
This number includes up to 1,125,000 shares of Class B common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of these financial statements.

SILVERBOX ENGAGED MERGER CORP I
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM DECEMBER 3, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Cash Flows from Operating Activities:
Net loss	$(3,543)
Changes in current assets and liabilities:
Accrued offering costs and operating expenses	3,543
Net cash used in operating activities	—
Cash Flows from Financing Activities:
Proceeds from sale of Class B common stock to Sponsor	25,000
Proceeds from issuance of promissory note to related party	175,000
Net cash provided by financing activities	200,000
Net change in cash	200,000
Cash, December 3, 2020 (inception)	—
Cash, end of the period	$200,000
Supplemental disclosure of cash flow information:
Accrued deferred offering costs	$45,000
The accompanying notes are an integral part of these financial statements.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 1 — Organization, Business Operation And Going Concern Consideration
SilverBox Engaged Merger Corp I (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on December 3, 2020. The Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target and it has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with the Company.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from December 3, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the proposed initial public offering described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Public Offering (as defined below). The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is SilverBox Engaged Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The Company’s ability to commence operations is contingent upon obtaining adequate financial resources through a proposed public offering of 30,000,000 units at $10.00 per unit (the “Units”) (or 34,500,000 units if the underwriters’ over-allotment option is exercised in full), which is discussed in Note 3 (the “Proposed Public Offering”), and the sale of 5,666,667 warrants (or 6,266,667 warrants if the underwriters’ over-allotment option is exercised in full) (the “Private Placement Warrants”), each exercisable to purchase one share of Class A common stock at $11.50 per share, at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor that will close simultaneously with the Proposed Public Offering. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.
The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (as defined below) (net of amounts disbursed to management for working capital purposes and excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the signing a definitive agreement in connection with the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.
Upon the closing of the Proposed Public Offering, management has agreed that an amount equal to at least $10.00 per Unit sold in the Proposed Public Offering, including the proceeds of the Private Placement Warrants, will be held in a Trust Account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company as described below, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of initial Business Combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to provide for the

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 1 — Organization, Business Operation And Going Concern Consideration (continued)
redemption of the public shares in connection with an initial Business Combination or to redeem 100% of the Company’s public shares if the Company do not complete its initial business combination within the Completion Period (as defined below) or (ii) with respect to any other material provisions relating to the rights of holders of the Company’s Class A Common Stock prior to the initial business combination or pre-initial business combination business activity; (iii) the redemption of the Company’s public shares if it is unable to complete its initial Business Combination within the completion window, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem all or a portion of their public shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of permitted withdrawals), divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.00 per public share. The per share amount the Company will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the representative of the underwriters.
The shares of common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Proposed Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.
The Company will have only 24 months from the closing of the Proposed Public Offering to complete the initial Business Combination, which may be extended by an additional three months to 27 months if the Company enters into a letter of intent with 24 months from the closing of the Proposed Public Offering (the “Combination Period”). However, if the Company is unable to complete the initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of permitted withdrawals and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The initial stockholders, officers and directors have agreed to (i) waive their redemption rights with respect to any Founder Shares and public shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to any Founder Shares and public shares held by them in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete the

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 1 — Organization, Business Operation And Going Concern Consideration (continued)
initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial Business Combination within the Completion Period), and (iv) vote their Founder Shares and any public shares purchased during or after the Proposed Public Offering in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Proposed Public Offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Going Concern Consideration
As of December 31, 2020, the Company had $200,000 cash and a working capital deficit of $23,543 (excluding deferred offering costs). The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty through a Proposed Public Offering as discussed in Note 3. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful within the Combination Period. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 2 — Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012,

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 2 — Significant Accounting Policies (continued)
(the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.
Deferred Offering Costs
Deferred offering costs consist of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are directly related to the Proposed Public Offering and that will be charged to stockholders’ equity upon the completion of the Proposed Public Offering. Should the Proposed Public Offering prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Net Loss Per Common Share
Net loss per common share is computed by dividing net loss by the weighted average number of common stock outstanding during the period, excluding common stock subject to forfeiture by the Sponsor. Weighted average shares were reduced for the effect of an aggregate of 1,125,000 common stocks

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 2 — Significant Accounting Policies (continued)
that are subject to forfeiture if the over-allotment option is not exercised by the underwriters (see Note 5). At December 31, 2020, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stocks and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.
Income Taxes
The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company has identified the United States as its only “major” tax jurisdiction.
The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
The provision for income taxes was deemed to be immaterial for the period from December 3, 2020 (inception) through December 31, 2020.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Proposed Public Offering
Pursuant to the Proposed Public Offering, the Company intends to offer for sale 30,000,000 Units, (or 34,7500,000 Units if the underwriters’ over-allotment option is exercised in full) at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant. Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. Only whole warrants are exercisable. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the Proposed Public Offering, and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 4 — Private Placement
The Sponsor has agreed to purchase an aggregate of 5,666,667 warrants (or 6,266,667 warrants if the underwriters’ over-allotment option is exercised in full) at a price of $1.50 per warrant, for an aggregate purchase price of $8,500,000, or $9,400,000 if the underwriters’ over-allotment option is exercised in full.
The Private Placement Warrants will not be redeemable by the Company so long as they are held by the initial purchasers or their permitted transferees. The initial purchasers, or their permitted transferees, have the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the units being sold in the Proposed Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in the Proposed Public Offering.
Note 5 — Related Party Transactions
Founder Shares
On December 30, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 shares of Class B common stock, par value $0.0001 (the “Founder Shares”). Up to 1,125,000 Founder Shares are subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option is exercised.
The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A common stock issuable upon conversion thereof until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their Class A common stock for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the “Lock-up”). Any permitted transferees will be subject to the same restrictions and other agreements of the company’s initial stockholders with respect to any Founder Shares. Notwithstanding the foregoing, the Founder Shares will be released from the Lock-up if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the company’s initial Business Combination.
Promissory Note — Related Party
On December 31, 2020, the Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the Proposed Public Offering. These loans are non-interest bearing, unsecured and are due at the earlier of June 30, 2021 or the closing of the Proposed Public Offering. The loan will be repaid upon the closing of the Proposed Public Offering out of the $1,000,000 of offering proceeds that has been allocated to the payment of offering expenses. As of December 31, 2020, the Company had borrowed $175,000 under the promissory note.
Related Party Loans
In addition, in order to finance transaction costs in connection with an intended Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required on a non-interest bearing basis (“Working Capital Loans”). If the Company completes the initial Business Combination, it would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 5 — Related Party Transactions (continued)
such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except as set forth above, the terms of Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 31, 2020, the Company had no borrowings under the Working Capital Loans.
Administrative Service Fee
Subsequent to the closing of the Proposed Public Offering, the Company will pay its Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of the management team. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.
Note 6 — Commitments & Contingencies
Registration Rights
The holders of the (i) Founder Shares, which were issued in a private placement prior to the closing of the Proposed Public Offering, (ii) Private Placement Warrants, which will be issued in a private placement simultaneously with the closing of the Proposed Public Offering and the shares of Class A common stock underlying such Private Placement Warrants and (iii) Private Placement Warrants that may be issued upon conversion of Working Capital Loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of the Proposed Public Offering. The holders of these securities, having at least $25 million in the aggregate, will collectively be entitled to demand, excluding short form registration demands, that the Company register such securities. The holders of these securities, having at least $25 million in the aggregate, will be entitled to make up to three demands for underwritten offerings, with two such demands reserved explicitly for Engaged Capital LLC (or any of its permitted transferees), excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of its initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriters Agreement
The Company granted the underwriters a 45-day option from the date of this prospectus to purchase up to an additional 4,500,000 units to cover over-allotments, if any.
The underwriters will be entitled to a cash underwriting discount of two percent (2%) of the gross proceeds of the Proposed Public Offering, or $6,000,000 (or up to $6,900,000 if the underwriters’ over-allotment is exercised in full). Additionally, the underwriters will be entitled to a deferred underwriting discount of 3.5% of the gross proceeds of the Proposed Public Offering upon the completion of the Company’s initial Business Combination.
Forward Purchase Agreement
Engaged Capital, LLC, a member of the Company’s founder group, has agreed to commit, pursuant to a forward purchase agreement with the Company, to purchase, in a private placement for gross proceeds of $100,000,000 to occur concurrently with the consummation of the Company’s initial business combination, 10,000,000 forward purchase shares at $10.00 per share. Engaged Capital’s commitment is subject to customary closing conditions under the forward purchase agreement. Subject to our consent, Engaged Capital has the right to transfer all or a portion of its rights and obligation to purchase the forward purchase

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 6 — Commitments & Contingencies (continued)
shares to one or more forward transferees, subject to compliance with applicable securities laws. Such forward transferee will be subject to the same terms and conditions under the forward purchase agreement. However, in the event of a default by any forward transferees, Engaged Capital has agreed that it shall be responsible to purchase such defaulted amount. The forward purchase shares will be identical to the shares of the Company’s Class A common stock, except that they will be subject to certain registration rights and transfer restrictions. The funds from the sale of the forward purchase shares will be used as part of the consideration to the sellers in the initial business combination; any excess funds will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides the Company with a minimum funding level for the initial business combination.
Note 7 — Stockholders’ Equity
Preferred stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 and provides that shares of preferred stock may be issued from time to time in one or more series. The Company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. As of December 31, 2020, there were no preferred stock issued or outstanding.
Class A common stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. At December 31, 2020, there were no Class A common stock issued or outstanding.
Class B common stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders are entitled to one vote for each share of Class B common stock. At December 31, 2020, there were 8,625,000 shares of Class B common stock issued and outstanding. Of the 8,625,000 shares of Class B common stock, an aggregate of up to 1,125,000 shares are subject to forfeiture to the Company for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the initial stockholders will collectively own 20% of the Company’s issued and outstanding common stocks after the Proposed Public Offering.
Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders except as required by law. Unless specified in the Company’s amended and restated certificate of incorporation, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of the Company’s shares of common stock that are voted is required to approve any such matter voted on by its stockholders.
The Class B common stock will automatically convert into Class A common stock upon the consummation of the initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment. In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion, including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in the initial Business Combination and any Private Placement

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 7 — Stockholders’ Equity (continued)
Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Warrants — No warrants are currently outstanding. Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the Proposed Public Offering and 30 days after the completion of the initial Business Combination, provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. The warrants will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the initial Business Combination, it will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A common stocks issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company’s Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance), (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A common stock during the 20 trading day period starting on the trading day after the day on which it consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price described adjacent to “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00” and “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO FINANCIAL STATEMENTS
Note 7 — Stockholders’ Equity (continued)
Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $10.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A ordinary shares;

•
if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding public warrants, as described above.

Note 8 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to January 19, 2021, the date that the financial statements were issued. Based on this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

SILVERBOX ENGAGED MERGER CORP I
CONDENSED BALANCE SHEETS
	September 30, 2021	December 31, 2020
	(Unaudited)
Assets:
Current Assets:
Cash	$992,305	$200,000
Prepaid expenses	477,273	—
Due from sponsor	563	—
Total current assets	1,470,141	200,000
Deferred offering costs	—	45,000
Cash and marketable securities held in Trust Account	345,060,383	—
Total Assets	$346,530,524	$245,000
Liabilities and Stockholders’ Equity Current liabilities:
Accounts payable and accrued expenses	$753,670	—
Accrued offering costs and expenses	—	48,543
Promissory note – related party	—	175,000
Taxes payable	150,000	—
Due to related party	1,350	—
Total current liabilities	905,020	223,543
Warrant liability	12,841,691	—
Deferred underwriters’ discount	12,075,000	—
Total liabilities	25,821,711	223,543
Commitments
Class A Common Stock subject to possible redemption, 34,500,000 and 0 shares at redemption value, respectively	345,000,000	—
Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 0 issued and outstanding at December 31, 2020 (excluding 34,500,000 shares subject to possible redemption)	—	—
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 8,625,000 shares issued and outstanding	863	863
Additional paid-in capital	—	24,137
Accumulated deficit	(24,292,050)	(3,543)
Total stockholders’ equity (deficit)	(24,291,187)	21,457
Total Liabilities and stockholders’ equity	$346,530,524	$245,000
See accompanying notes to unaudited condensed financial statements.

SILVERBOX ENGAGED MERGER CORP I
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
	For the nine months ended September 30, 2021	For the three months ended September 30, 2021
Formation and operating costs	$1,456,685	$1,018,418
Loss from operations	(1,456,685)	(1,018,418)
Other income/(expense)
Unrealized gain on change in fair value of warrants	9,341,215	951,443
Transaction costs allocated to warrant liabilities	(820,691)	—
Interest income	60,383	26,454
Total other income	8,580,907	977,897
Net Income (loss)	$7,124,222	$(40,521)
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	27,549,451	34,500,000
Basic and diluted net income (loss) per share, Class A common stock subject to possible redemption	$0.20	$(0.00)
Basic and diluted, weighted average shares outstanding – Class A and Class B non-redeemable common stock	8,381,868	8,625,000
Basic and diluted net income (loss) per share, common stock	$0.20	$(0.00)
See accompanying notes to unaudited condensed financial statements.

SILVERBOX ENGAGED MERGER CORP I
CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance as of December 31, 2020	—	$—	8,625,000	$863	$24,137	$(3,543)	$21,457
Excess of cash received over fair value of Private Placement Warrants	—	—	—	—	1,570,109	—	1,570,109
Net income	—	—	—	—	—	(1,154,131)	(1,154,131)
Accretion of Class A shares to redemption amount of Class A common stock	—	—	—	—	(1,594,246)	(31,412,729)	(33,006,975)
Balance as of March 31, 2021 (Restated – see Note 2)	—	$—	8,625,000	$863	$—	$(32,570,403)	$(32,569,540)
Net income	—	—	—	—	—	8,318,874	8,318,874
Balance as of June 30, 2021 (Restated – see Note 2)	—	$—	8,625,000	$863	$—	$(24,251,529)	$(24,250,666)
Net loss	—	—	—	—	—	(40,521)	(40,521)
Balance as of September 30, 2021	—	$—	8,625,000	$863	$—	$(24,292,050)	$(24,291,187)
See accompanying notes to unaudited condensed financial statements.

SILVERBOX ENGAGED MERGER CORP I
CONDENSED STATEMENT OF CASH FLOWS
(UNAUDITED)
For the nine months ended September 30, 2021
(Unaudited)
Cash Flows from Operating Activities:
Net Income	$7,124,222
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on investments held in Trust Account	(60,383)
Unrealized gain on change in fair value of warrants	(9,341,215)
Transaction costs allocated to warrant liabilities	820,691
Changes in operating assets and liabilities
Prepaid assets	(477,273)
Taxes payable	150,000
Due from Sponsor	(563)
Due to related party	(173,650)
Accounts payable and accrued expenses	750,127
Net cash used in operating activities	(1,208,044)
Cash flows from investing activities:
Investments and marketable securities held in Trust	(345,000,000)
Net cash used in investing activities	(345,000,000)
Cash flows from financing activities:
Proceeds from sale of Units, net of offering costs	344,500,349
Proceeds from issuance of Private Placement Warrants	9,400,000
Payment of underwriter discount	(6,900,000)
Net cash provided by financing activities	347,000,349
Net change in cash	792,305
Cash, beginning of the period	200,000
Cash, end of period	$992,305
Supplemental Disclosure of Non-cash Financing Activities:
Initial classification of Class A common stock subject to possible redemption	$345,000,000
Deferred underwriters’ discount payable charged to additional paid in capital	$12,075,000
See accompanying notes to unaudited condensed financial statements.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Note 1 — Organization and Business Operation
SilverBox Engaged Merger Corp I (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on December 3, 2020. The Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target and it has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with the Company.
As of September 30, 2021, the Company had not commenced any operations. All activity for the period from December 3, 2020 (inception) through September 30, 2021 relates to the Company’s formation and the initial public offering (“IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO and unrealized gains and losses on the change in fair value of it warrants.
The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is SilverBox Engaged Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s IPO was declared effective on February 25, 2021 (the “Effective Date”). On March 2, 2021, the Company consummated the IPO of 34,500,000 units (the “Units”), which includes the full exercise by the underwriters of the over-allotment option to purchase an additional 4,500,000 Units, at $10.00 per Unit, generating gross proceeds of $345,000,000, which is discussed in Note 3.
The Company has entered into a Forward Purchase Agreement, with Engaged Capital, LLC (“Engaged Capital”), pursuant to which Engaged Capital has agreed to purchase from the Company, in a private placement for an aggregate amount of $100,000,000 to occur simultaneously with the consummation of an Initial Business Combination, 10,000,000 Forward Purchase Shares at $10.00 per share.
Simultaneously with the closing of the IPO, the Company consummated the sale of 6,266,667 warrants (the “Private Warrants”), at a price of $1.50 per Private Warrant, generating gross proceeds of $9,400,000, which is discussed in Note 4. Each warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share.
Offering costs of the IPO amounted to $19,474,651 consisting of $6,900,000 of underwriting discount, $12,075,000 of deferred underwriting discount, and $499,651 of other offering costs. Of the offering costs, $820,691 is included in offering costs on the statement of operations and $18,653,960 is included in equity.
Management has agreed that an amount equal to at least $10.00 per Unit sold in the IPO, including the proceeds of the Private Placement Warrants, will be held in a Trust Account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company as described below, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of an initial Business Combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to provide for the redemption of the public shares in connection with an initial Business Combination or to redeem 100% of the Company’s public shares if the Company do not complete its initial Business Combination within the Completion Period (as defined below) or (ii) with respect to

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
any other material provisions relating to the rights of holders of the Company’s Class A Common Stock prior to the initial Business Combination or pre-initial Business Combination business activity; (iii) the redemption of the Company’s public shares if it is unable to complete its initial Business Combination within the completion window, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem all or a portion of their public shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (net of permitted withdrawals), divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.00 per public share. The per share amount the Company will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the representative of the underwriters.
The shares of common stock subject to redemption are recorded at a redemption value and classified as temporary equity in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.
In connection with the closing of the IPO, the Company has entered into a forward purchase agreement (“FPA”) with Engaged Capital, LLC (the “Purchaser” or “Engaged Capital”). Engaged Capital (and/or its affiliates), a member of the Company’s sponsor, has agreed to commit to purchase, in a private placement for gross proceeds of $100,000,000 to occur concurrently with the consummation of the initial business combination, 10,000,000 forward purchase Class A common shares at $10.00 per share. The FPA shares shall have the same terms as a public share, but they do not have any rights of redemption, rights to conversion into cash, or rights to any liquidating distributions from any funds held in the trust account established by the Company for the benefit of the Company’s public stockholders upon the closing of the IPO.
The Company will have only 24 months from the closing of the IPO to complete the initial Business Combination, which may be extended by an additional three months to 27 months if the Company enters into a letter of intent within 24 months from the closing of the IPO (the “Combination Period”). However, if the Company is unable to complete the initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of permitted withdrawals and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The initial stockholders, officers and directors have agreed to (i) waive their redemption rights with respect to any Founder Shares and public shares held by them in connection with the completion of the

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
initial Business Combination, (ii) waive their redemption rights with respect to any Founder Shares and public shares held by them in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete the initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial Business Combination within the Completion Period), and (iv) vote their Founder Shares and any public shares purchased during or after the Proposed Public Offering in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Proposed Business Combination
On November 2, 2021, the Company, BRC Inc., a Delaware corporation and wholly owned subsidiary of the Company (“PubCo”), SBEA Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (“Merger Sub 1”), BRCC Blocker Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of SilverBox, Authentic Brands LLC, a Delaware limited liability company (“Authentic Brands”) and the parent company of Black Rifle Coffee Company LLC, a Delaware limited liability company (“BRCC”), and Grand Opal Investment Holdings, Inc., a Delaware corporation and holder of equity interests in Authentic Brands (“Blocker”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which the Company agreed to combine with Authentic Brands in a series of transactions that will result in PubCo becoming a publicly-traded company and controlling Authentic Brands in an “Up-C” structure (collectively, the “Proposed Business Combination”). See Note 10.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Liquidity and Capital Resources
As of September 30, 2021, the Company had approximately $1 million in its operating bank account, and working capital of approximately $0.7 million, not including taxes payable which will be paid from the Trust.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
The Company’s liquidity needs up to September 30, 2021 had been satisfied through a capital contribution from the Sponsor of $25,000 (see Note 6) for the founder shares and the loan under an unsecured promissory note from the Sponsor for $175,000 (see Note 6). The promissory note from the Sponsor was paid in full as of March 2, 2021. In addition, in order to finance offering costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (see Note 6). To date, there were no amounts outstanding under any Working Capital Loans.
Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
Note 2 — Restatement to Earnings Per Share Presentation
The Company has restated its earnings per share calculation to allocate income and losses shared pro rata between its two classes of common stock; Class A common stock and Class B common stock. This presentation contemplates a Business Combination as the most likely outcome, in which case both classes of stock will share pro rata in the income and losses of the Company.
The impact to the financial statement follows:
CONDENSED STATEMENTS OF OPERATIONS
For the three months ended March 31, 2021	As Reported	Restatement	As Restated
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	34,500,000	(23,000,000)	11,500,000
Basic and diluted net income (loss) per share, Class A common stock subject to possible redemption	$—	$(0.06)	$(0.06)
Basic and diluted, weighted average shares outstanding – Class A and Class B non-redeemable common stock	7,887,500	(12,500)	7,875,000
Basic and diluted net income (loss) per share, common stock	$(0.15)	$0.09	$(0.06)
CONDENSED STATEMENTS OF OPERATIONS
For the three months ended June 30, 2021	As Reported	Restatement	As Restated
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	34,500,000	—	34,500,000
Basic and diluted net income (loss) per share, Class A common stock subject to possible redemption	$—	$0.19	$0.19
Basic and diluted, weighted average shares outstanding – Class A and Class B non-redeemable common stock	8,625,000	—	8,625,000
Basic and diluted net income (loss) per share, common stock	$0.96	$(0.77)	$0.19

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
CONDENSED STATEMENTS OF OPERATIONS
For the six months ended June 30, 2021	As Reported	Restatement	As Restated
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	34,500,000	(11,436,464)	23,063,536
Basic and diluted net income (loss) per share, Class A common stock subject to possible redemption	$—	$0.23	$0.23
Basic and diluted, weighted average shares outstanding – Class A and Class B non-redeemable common stock	8,258,287	—	8,258,287
Basic and diluted net income (loss) per share, common stock	$0.86	$(0.63)	$0.23
Note 3 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Prospectus for the period of inception to December 31, 2020 as filed with the SEC on March 1, 2021, which contains the audited financial statements and notes thereto. The interim results for the nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statement in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.
Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had approximately $1 million and $0.2 million in cash and did not have any cash equivalents as of September 30, 2021 and December 31, 2020.
Marketable Securities Held in Trust Account
At September 30, 2021, the assets held in the Trust Account were substantially held in U.S. Treasury bills.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation limit of $250,000. At September 30 2021, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Class A Common Stock Subject to Possible Redemption
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that is considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.
Net Income (loss) Per Common Stock
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, Earnings Per Share. Net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period, excluding common stock subject

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
to forfeiture. At September 30, 2021, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into shares of common stock and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.
The Company’s condensed statement of operations applies the two-class method in calculating net income (loss) per share. Basic and diluted net income (loss) per common share for Class A common stock and Class B common stock is calculated by dividing net income (loss) attributable to the Company by the weighted average number of shares of Class A common stock and Class B common stock outstanding, allocated proportionally to each class of common stock.
	For the nine months ended September 30, 2021		For the three months ended September 30, 2021
	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per share
Numerator:
Allocation of net income (loss)	$5,699,378	$1,424,844	$(32,417)	$(8,104)
Denominator
Weighted-average shares outstanding	27,549,451	8,381,868	34,500,000	8,625,000
Basic and diluted net income (loss) per share	$0.20	$0.20	$(0.00)	$(0.00)
Offering Costs associated with the Initial Public Offering
The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering. Offering costs are charged to stockholders’ equity or the statement of operations based on the relative value of the Public Warrants to the proceeds received from the Units sold upon the completion of the IPO. Accordingly, as of September 30, 2021, offering costs totaling $19,474,651 (consisting of $6,900,000 of underwriting discount, $12,075,000 of deferred underwriting discount, and $499,651 of other offering costs) were recognized with $820,691 which was allocated to the Public Warrants and Private Warrants, included in the statement of operations and $18,653,960 included in stockholders’ equity.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. Derivative instruments are recorded at fair value on the grant date and re-valued at each reporting date, with changes in the fair value reported in the statements of operations. Derivative assets and liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The Company has determined the warrants are a derivative instrument.
FASB ASC 470-20, Debt with Conversion and Other Options addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate IPO proceeds from the Units between Class A common stock and warrants, using the residual method by allocating IPO proceeds first to fair value of the warrants and then the Class A common stock.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Warrants Liability
We evaluated the Warrants in accordance with ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity”, and concluded that a provision in the Warrant Agreement related to certain tender or exchange offers as well as provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815 and are not eligible for an exception from derivative accounting, the Warrants are recorded as derivative liabilities on the Balance Sheet and measured at fair value at inception (on the date of the IPO) and at each reporting date in accordance with ASC 820, “Fair Value Measurement”, with changes in fair value recognized in the Statement of Operations in the period of change.
Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Income Taxes
The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statement and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company has identified the United States as its only “major” tax jurisdiction.
The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Recent Accounting Standards
In August 2020, the FASB issued ASU 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for scope exception, and it simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Note 4 — Initial Public Offering
On March 2, 2021, the Company sold 34,500,000 units, which includes 4,500,000 units issued pursuant to the full exercise by the underwriters of their over-allotment option, at a purchase price of $10.00 per Unit, generating gross proceeds of $345,000,000. Each Unit consists of one share of Class A common stock, and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The warrants will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the IPO, March 2, 2021, and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation (see Note 7).
The Company paid an underwriting fee at the closing of the IPO of $6,900,000. As of March 2, 2021, an additional fee of $12,075,000 (see Note 7) was deferred and will become payable upon the Company’s completion of an initial Business Combination. The deferred portion of the fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.
Warrants
Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO and 30 days after the completion of the initial Business Combination, provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. The warrants will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the initial Business Combination, it will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A common stock issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company’s Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance), (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A common stock during the 20 trading day period starting on the trading day after the day on which it consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price described adjacent to “Redemption of warrants when the price per Class A common stock equals or exceeds $10.00” and “Redemption of warrants when the price per Class A common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
Redemption of Warrants When the Price per Class A Common stock Equals or Exceeds $18.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A common stock for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

Redemption of Warrants When the Price per Class A Common stock Equals or Exceeds $10.00
Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A common stock;

•
if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted); and

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
•
if the Reference Value is less than $18.00 per share (as adjusted) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding public warrants, as described above.

Note 5 — Private Placement
Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 6,266,667 Private Warrants at a price of $1.50 per Private Warrant, for an aggregate purchase price of $9,400,000, in a private placement. Each Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. A portion of the proceeds from the private placement was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Warrants will expire worthless.
The Private Warrants are identical to the Public Warrants sold in the IPO except that the Private Warrants, so long as they are held by the initial stockholders or its permitted transferees, (i) they will not be redeemable by the Company for cash, (ii) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial Business Combination, and (iii) they may be exercised by the holders on a cashless basis. If the Private Warrants are held by holders other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units being sold in the IPO.
Note 6 — Related Party Transactions
Founder Shares
On December 30, 2020, the Sponsor paid $25,000 or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 shares of Class B common stock, par value $0.0001 (the “Founder Shares”).
The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A common stock issuable upon conversion thereof until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their Class A common stock for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the “Lock-up”). Any permitted transferees will be subject to the same restrictions and other agreements of the company’s initial stockholders with respect to any Founder Shares. Notwithstanding the foregoing, the Founder Shares will be released from the Lock-up if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the company’s initial Business Combination.
Due from Sponsor
On September 30, 2021 the Sponsor owed the Company $563. The amount due is non-interest bearing and is due immediately.
Promissory Note — Related Party
On December 31, 2020, the Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and were due at the earlier of September 30, 2021 or the closing of the IPO. At September 30, 2021, there was no balance outstanding on the note.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Due to Related Party
As of September 30, 2021, the amount due to related parties is $1,350 for the payment of certain offering costs and taxes.
Working Capital Loans
In order to finance offering costs in connection with an intended Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required on a non-interest bearing basis (“Working Capital Loans”). If the Company completes the initial Business Combination, it would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except as set forth above, the terms of Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2021, the Company had no borrowings under the Working Capital Loans.
Administrative Service Fee
Subsequent to the closing of the IPO, the Company will pay its Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of the management team. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. At September 30, 2021, the Company recognized and paid a $70,000 administrative fee.
Forward Purchase Agreement
In connection with the IPO, the Company has entered into a forward purchase agreement with Engaged Capital, LLC that will provide for the aggregate purchase of $100,000,000 of Class A common stock at $10.00 per share. Any such purchases will take place in a private placement that will close concurrently with the closing of the Company’s initial Business Combination.
Engaged Capital, LLC, a member of the Company’s founder group, has agreed to commit, pursuant to a forward purchase agreement with the Company, to purchase, in a private placement for gross proceeds of $100,000,000 to occur concurrently with the consummation of the Company’s initial business combination, 10,000,000 forward purchase shares at $10.00 per share. Engaged Capital’s commitment is subject to customary closing conditions under the forward purchase agreement. Subject to the Company’s consent, Engaged Capital has the right to transfer all or a portion of its rights and obligation to purchase the forward purchase shares to one or more forward transferees, subject to compliance with applicable securities laws. Such forward transferee will be subject to the same terms and conditions under the forward purchase agreement. However, in the event of a default by any forward transferees, Engaged Capital has agreed that it shall be responsible to purchase such defaulted amount. The forward purchase shares will be identical to the shares of the Company’s Class A common stock, except that they will be subject to certain registration rights and transfer restrictions. The funds from the sale of the forward purchase shares will be used as part of the consideration to the sellers in the initial Business Combination; any excess funds will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides the Company with a minimum funding level for the initial business combination.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Note 7 — Commitments and Contingencies
Registration Rights
The holders of the founder shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of the Proposed Public Offering. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.
Underwriters Agreement
The underwriters are entitled to a deferred underwriting fee of $0.35 per unit, or $12,075,000. The deferred fee will be payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes an initial Business Combination, subject to the terms of the underwriting agreement.
Note 8 — Stockholders’ Equity and Common Stock Shares Subject to Possible Redemption
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 and provides that shares of preferred stock may be issued from time to time in one or more series. At of September 30, 2021 and December 31, 2020 there were no preferred stock issued or outstanding.
Class A common stock — The Company is authorized to issue a total of 100,000,000 shares of Class A common stock at par value of $0.0001 each. At September 30, 2021 there were no shares of Class A Common Stock outstanding, excluding 34,500,000 shares of Class A common stock subject to possible redemption. At December 31, 2020 there were no shares of Class A Common Stock outstanding.
Class B common stock — The Company is authorized to issue a total of 10,000,000 shares of Class B common stock at par value of $0.0001 each. As of September 30, 2021 and December 31, 2020 there were 8,625,000 shares of Class B common stock issued or outstanding.
The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A common stock issuable upon conversion thereof until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their Class A common stock for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the “Lock-up”). Any permitted transferees will be subject to the same restrictions and other agreements of the company’s initial stockholders with respect to any Founder Shares. Notwithstanding the foregoing, the Founder Shares will be released from the Lock-up if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the company’s initial Business Combination.
Holders of Class A common stock and holders of Class B common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders except as required by law. Unless specified in the Company’s amended and restated certificate of incorporation, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of the Company’s shares of common stock that are voted is required to approve any such matter voted on by its stockholders.

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
The Class B common stock will automatically convert into Class A common stock upon the consummation of the initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment. In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion, including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 9 — Investments and Recurring Fair Value Measurements
Investment Held in Trust Account
As of September 30, 2021, the investments in the Company’s Trust Account consisted of $435 in cash and $345,059,948 in U.S. Treasury Bills. All of the U.S. Treasury Bills mature on October 28, 2021. The Company classifies its U.S. Treasury securities as held-to-maturity in accordance with FASB ASC 320 “Investments — Debt and Equity Securities.” Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts. The Company considers all investments with original maturities of more than three months but less than one year to be short-term investments. The carrying value approximates the fair value due to its short-term maturity. The carrying value, excluding gross unrealized holding loss and fair value of held to maturity securities on September 30, 2021 are as follows:
	Carrying Value/ Amortized Cost	Gross Unrealized Loss	Fair Value as of September 30, 2021	Amortization of Bond Discount
Cash	$435	$—	$435	$—
U.S. Treasury Securities	345,059,948	(9,094)	345,050,854	60,383
	$345,060,383	$(9,094)	$345,051,289	$60,383
Fair values of its investments are classified as Level 1 utilizing quoted prices (unadjusted) in active markets for identical assets.
Warrant Liability
At September 30, 2021, the Company’s warrants liability was valued at $12,841,691. Under the guidance in ASC 815-40 the warrants do not meet the criteria for equity treatment. As such, the warrants must be recorded on the balance sheet at fair value. This valuation is subject to re-measurement at each balance sheet date. With each re-measurement, the warrant valuation will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations.
Recurring Fair Value Measurements
All of the Company’s permitted investments consist of U. S. Treasury Bills. The carrying value approximates the fair value due to its short-term maturity. Fair values of these investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets. The Company’s

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
warrant liability for the Private Placement Warrants is based on a valuation model utilizing management judgment and pricing inputs from observable and unobservable markets with less volume and transaction frequency than active markets. Significant deviations from these estimates and inputs could result in a material change in fair value. The fair value of the Private Placement Warrant liability is classified within Level 3 of the fair value hierarchy. The Company’s warrant liability for the Public Warrants is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. The fair value of the Public Warrant liability is classified within Level 1 of the fair value hierarchy. During the nine months ending September 30, 2021 the Public Warrants were reclassified from a Level 3 to a Level 1 classification.
The following table presents fair value information as of September 30, 2021 of the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.
	Carrying Value	Level 1	Level 2	Level 3
Assets:
Investments held in Trust Account – U.S. Treasury Bills	345,060,383	$345,051,289	$—	$—
Liabilities:
Private Placement Warrants	4,561,691	—	—	4,561,691
Public Warrants	8,280,000	8,280,000	—	—
Measurement
The Company established the initial fair value for the Warrants on March 2, 2021, the date of the consummation of the Company’s IPO, using a Monte Carlo simulation model to value the Public and Private warrants. In April 2021 the Company announced that holders of the Company’s Units may separately trade shares of the Company’s Class A common stock and Public Warrants included in the Units on the Nasdaq Capital Market under the symbols SBEA and SBEAW, respectively. With the trading of the Public Warrants on an open market, At September 30, 2021 the Public Warrants were valued based on an unadjusted market price.
The Company used a Monte Carlo simulation model to value the Private Placement Warrants.
The key inputs into the Monte Carlo simulation model for the Private Placement Warrants were as follows at initial measurement and at September 30, 2021:
Input	March 2, 2021 (Initial Measurement)	September 30, 2021
Risk-free interest rate	1.01%	1.18%
Expected term (years)	6.46	6.19
Stock price	$9.584	$9.780
Probability of completing business combination	80%	90%
Expected volatility	24.2%	12.5%
Exercise price	$11.50	$11.50
The change in the fair value of the level 3 classified warrant liabilities for the period ended September 30, 2021 is summarized as follows:

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
Fair Value at December 31, 2020	$—
Fair value at issuance March 2 2021	22,182,906
Public Warrants reclassified to level 1(1)	(8,855,000)
Change in fair value	(8,766,215)
Fair Value at September 30, 2021	$4,561,691

(1)
Assumes the Public Warrants were reclassified on June 30, 2021.

Note 10 — Subsequent Events
On November 2, 2021, the Company, PubCo, Merger Sub 1, Merger Sub 2, Authentic Brands and Blocker entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which the Company agreed to combine with Authentic Brands in a series of transactions that will result in PubCo becoming a publicly-traded company and controlling Authentic Brands in an “Up-C” structure.
Pursuant to the Proposed Business Combination, among other things:
(1)   the Company will merge with and into Merger Sub 1, with Merger Sub 1 surviving the merger as a direct wholly owned subsidiary of PubCo (the “SilverBox Merger”), and (x) each share of Class A Common Stock and Class C common stock, par value $0.0001 per share (“Class C Common Stock”), outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one share of PubCo’s Class A common stock, par value $0.0001 per share (“PubCo Class A Common Stock”), (y) each share of Class B Common Stock outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock and PubCo’s Class C common stock, par value $0.0001 per share (“PubCo Class C Common Stock”), which PubCo Class C Common Stock will have no voting rights and will be restricted and convertible automatically into shares of PubCo Class A Common Stock upon the occurrence of certain events, and (z) each warrant of the Company outstanding immediately prior to the effectiveness of the SilverBox Merger being converted into the right to receive one warrant of PubCo, with PubCo assuming the Company’s obligations under the existing warrant agreement;
(2)   immediately following the SilverBox Merger, Merger Sub 2 will merge with and into Blocker, with Blocker surviving the merger as a direct wholly owned subsidiary of Merger Sub 1 and an indirect wholly owned subsidiary of PubCo (the “Blocker Merger”), and each share of common stock of Blocker outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of PubCo Class A Common Stock, shares of PubCo Class C Common Stock, and cash; and
(3)   PubCo will issue to certain existing members of Authentic Brands (the “Continuing Unitholders”) shares of PubCo’s Class B common stock, par value $0.0001 per share (“PubCo Class B Common Stock”), which will have no economic rights but will entitle the holders thereof to vote on all matters on which stockholders of PubCo are entitled to vote generally, equal to the number of Company Common Units held by such members in Authentic Brands.
As a result of the Proposed Business Combination, among other things:
(1)   PubCo will hold limited liability company interests in Authentic Brands (LLC Units) and will be the managing member of Authentic Brands; and
(2)   the Continuing Unitholders will hold (i) non-voting LLC Units (LLC Common Units) that are exchangeable on a one-for-one basis for shares of PubCo Class A Common Stock or cash (subject to surrendering a corresponding number of shares of PubCo Class B Common Stock for cancellation), (ii) restricted LLC Units that will be subject to vesting, forfeiture and certain other conditions as specified

SILVERBOX ENGAGED MERGER CORP I
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
in the limited liability company agreement of Authentic Brands, and (iii) a number of shares of PubCo Class B Common Stock corresponding to the number of Company Common Units held.
Concurrently with the execution of the Proposed Business Combination Agreement, SilverBox entered into subscription and backstop agreements with various accredited investors, including certain members of the Sponsor and certain limited partners and co-investors of Engaged Capital, which is a member of the Sponsor, pursuant to which such investors agreed to purchase (i) an aggregate of 10,000,000 shares of Class C Common Stock (which will be issued and purchased prior to the effective time of the SilverBox Merger and will then be converted into the right to receive shares of PubCo Class A Common Stock pursuant to the SilverBox Merger) for an aggregate purchase price of $100,000,000, and (ii) up to an additional 10,000,000 shares of Class C Common Stock in the aggregate to the extent redemptions of Class A Common Stock exceed $100,000,000. In addition, investment funds and accounts managed by Engaged Capital agreed to purchase an aggregate of 10,000,000 shares of Class C Common Stock for an aggregate purchase price of $100,000,000 pursuant to an amended and restated forward purchase agreement.
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to November 19, 2021, the date that the financial statements were issued. Based upon this review, other than as described above, the Company did not identify any subsequent events other than below that would have required adjustment or disclosure in the financial statement.
In conjunction with the Proposed Business Combination, on October 28, 2021 through November 1, 2021 the Company entered into agreements with multiple investment banking firms to provide capital markets advisory services pursuant to which $3.85 million total fees will become due and payable upon the successful completion of the Proposed Business Combination.

Report of Independent Registered Public Accounting Firm
To the Members and Board of Directors of
Authentic Brands LLC
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheet of Authentic Brands LLC (the Company) as of December 31, 2020, the related consolidated statements of operations, members’ deficit and cash flows for the year ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly the financial position of the Company at December 31, 2020, and the results of its operations and cash flows for the year ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Company’s auditor since 2020.
San Antonio, Texas
November 10, 2021

Report of Independent Registered Public Accounting Firm
Members and Board of Directors
Authentic Brands, LLC
San Antonio, Texas
Opinion on the consolidated Financial Statements
We have audited the accompanying consolidated balance sheet of Authentic Brands, LLC (the “Company”) as of December 31, 2019, the related consolidated statements of operations, members’ deficit, and cash flows for the year then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ BDO USA, LLP
We began serving as the Company’s auditor in 2018 and became the predecessor auditor in 2020.
Houston, Texas
April 10, 2020, except for the segment information described in Note 2, as to which the date is November 10, 2021

Authentic Brands LLC
Consolidated Balance Sheets
(Amounts in Thousands, except unit amounts)
	December 31
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$35,232	$5,035
Accounts receivable, net	3,629	868
Inventories	16,041	5,144
Prepaid expenses and other current assets	2,186	1,164
Total current assets	57,088	12,211
Property and equipment, net	14,714	6,114
Identifiable intangibles, net	191	217
Restricted cash	400	—
Other	149	169
Total assets	$72,542	$18,711
Liabilities and members’ deficit
Current liabilities:
Accounts payable	$11,527	$4,496
Accrued liabilities	14,676	8,812
Accrued sales taxes	1,387	1,095
Deferred revenue and gift card liability	4,615	1,300
Current maturities of long-term debt, net	866	2,235
Current maturities of capital lease obligations	469	402
Total current liabilities	33,540	18,340
Non-current liabilities:
Long-term debt, net	12,170	565
Capital lease obligations, net of current maturities	727	1,055
Total non-current liabilities	12,897	1,620
Total liabilities	46,437	19,960
Commitments and Contingencies (Note 10)
Series A preferred equity, less issuance costs (150,000 units authorized, issued and outstanding as of December 31, 2020)	128,983	—
Members’ deficit (18,769 and 20,000 Class A units authorized, issued and outstanding as of December 31, 2020 and 2019, respectively; 73,890 and 88,572 Class B units authorized, issued and outstanding as of December 31, 2020 and 2019, respectively)	(102,878)	(1,249)
Total liabilities, Series A preferred units and members’ deficit	$72,542	$18,711
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Operations
(Amounts in Thousands)
	Year Ended December 31
	2020	2019
Revenue, net	$163,909	$82,128
Cost of goods sold	94,500	46,423
Gross profit	69,409	35,705
Operating expenses
Marketing and advertising	25,513	13,349
Salaries, wages and benefits	24,194	13,129
General and administrative	13,922	9,343
Total operating expenses	63,629	35,821
Income (loss) from operations	5,780	(116)
Other income (expense):
Interest expense	(1,047)	(733)
Other income (expense), net	(227)	91
Total other (expense)	(1,274)	(642)
Earnings (loss) before income taxes	4,506	(758)
State income tax expense	185	14
Net income (loss)	$4,321	$(772)
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Members’ Deficit
(Amounts in Thousands)
	Members’ Interest	Accumulated Earnings (Deficit)	Total
Balance at January 1, 2019	$10,881	$(9,700)	$1,181
Equity-based compensation	143	—	143
Repayment of notes receivable from members	199	—	199
Repurchase member units	(2,000)	—	(2,000)
Net loss	—	(772)	(772)
Balance at December 31, 2019	$9,223	$(10,472)	$(1,249)
Equity-based compensation	1,929	—	1,929
Non-Employee equity-based compensation	1,384	—	1,384
Issuance of members units, net of issuance costs of $559	16,551	—	16,551
Series A Preferred Discount Amortization	(870)	—	(870)
Repayment of notes receivable from members	56	—	56
Repurchase member units	(125,000)	—	(125,000)
Net income	—	4,321	4,321
Balance at December 31, 2020	$(96,727)	$(6,151)	$(102,878)
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Cash Flows
(Amounts in Thousands)
	Year Ended December 31
	2020	2019
Operating activities
Net income (loss)	$4,321	$(772)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,375	933
Equity-based compensation	1,929	143
Non-employee equity-based compensation	1,384	—
Amortization of debt issuance costs	133	314
Bad debt expense (recovery)	195	(37)
Loss from equity method investment	52	80
Loss on sale of property and equipment	—	4
Changes in operating assets and liabilities:
Accounts receivable, net	(2,956)	(243)
Inventories	(10,897)	289
Prepaid expenses and other assets	(1,054)	(692)
Accounts payable	7,032	986
Accrued liabilities	6,425	3,082
Accrued sales tax	292	120
Deferred revenue and gift card liability	3,315	593
Other liabilities	—	(656)
Net cash provided by operating activities	11,546	4,144
Investing activities
Purchases of property and equipment	$(9,760)	$(1,043)
Cash paid for asset purchases	—	(63)
Net cash used in investing activities	(9,760)	(1,106)
Financing activities
Proceeds from issuance of long-term debt, net of cash paid for debt issuance costs of $591 and $59 in 2020 and 2019, respectively	$16,436	$2,699
Repayment of long-term debt	(7,333)	(4,670)
Repayment of and restricted cash for capital lease obligations	(451)	(396)
Issuance of Series A preferred equity, net of cash paid for issuance costs of $4,897	145,103	—
Repurchase of member units	(125,000)	—
Repayment of notes receivable from members	56	201
Net cash provided by (used in) provided by financing activities	28,811	(2,166)
Net increase in cash, cash equivalents, and restricted cash	30,597	872
Beginning cash, cash equivalents, and restricted cash	5,035	4,163
Ending cash, cash equivalents, and restricted cash	$35,632	$5,035
Non-cash investing and financing activities
Equity investment of property and equipment	$—	$107
Accrued Series A preferred equity distribution and related discount amortization	870	—
Issuance of note and other payables for repurchase of member units	—	2,000
Capital expenditures financed through credit facilities and capital leases	6,430	77
Accrued capital expenditures	140	183
Supplemental cash flow information
Cash paid for state income taxes	$114	$14
Cash paid for interest	$1,007	$332
See notes to consolidated financial statements.

Authentic Brands LLC
Notes to Consolidated Financial Statements
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
1.   Organization and Nature of Business
Authentic Brands LLC (individually, Authentic Brands, collectively, the Company), through its wholly owned subsidiaries, purchases, roasts, and sells high quality coffee, coffee accessories, and branded apparel through its online channels and business networks. In addition, the Company develops and promotes online content for the purpose of growing its brands.
Good Beans, LLC (Good Beans) is a wholly owned subsidiary of Authentic Brands LLC. Good Beans is a holding company for its wholly owned subsidiaries, Black Rifle Coffee Company, LLC (BRCC), Grounds and Hounds Coffee Company, LLC (GHCC), Signal Mountain Media Works, LLC (Signal Mountain), Free Range American Media Company, LLC (FRA), and Independent Coffee Solutions, LLC.
2.   Summary of Significant Accounting Policies
Basis of Presentation and Consolidation
The Company has prepared the accompanying consolidated financial statements in accordance with generally accepted accounting principles in the United States of America (US GAAP).
The consolidated financial statements reflect the financial position and operating results of the Company including wholly-owned subsidiaries. Investments in entities that the Company does not control but has the ability to exercise significant influence over operating and financial policies are accounted for under the equity method. Intercompany transactions and balances have been eliminated in consolidation.
Certain prior year amounts have been reclassified for consistency with the current period presentation. These reclassifications had no material effect on the reported results of operations. Credit card receivables are now reported as cash and cash equivalents, whereas previously these amounts were reported as accounts receivable.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent liabilities in the consolidated financial statements and accompanying notes. Such estimates include but are not limited to estimated losses on accounts receivable, inventory reserves, undiscounted future cash flows and the fair value of assets or asset groups for the purpose of assessing impairment of long-lived assets, liabilities for contingencies, equity-based compensation, estimates for sales returns and related allowance, deferred revenue, and allocation of purchase price in business combinations. Actual results could differ materially from those estimates.
Revenue from Contracts with Customers
The Company adopted the provisions of Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, or Accounting Standards Codification 606 (ASC 606) on January 1, 2019. There were no impacts to the timing of revenue recognition upon the adoption of the standard. Revenue is recognized when, or as, control of a promised product or service transfers to a customer, in an amount that reflects the consideration to which the Company expects to be entitled in exchange for transferring those products. Revenue also excludes any amounts collected on behalf of third parties, including sales and indirect taxes. Revenue recognition is evaluated through the following five steps:
1.
Identification of the contract with a customer;

2.
Identification of the performance obligations in the contract;

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
3.
Determination of the transaction price;

4.
Allocation of the transaction price to the performance obligations in the contract; and

5.
Recognition of revenue when or as a performance obligation is satisfied.

Sources and Timing of Revenue
The Company’s revenue is derived primarily from product sales through its e-commerce websites and direct to businesses. In addition, the Company derives revenues from company-operated store locations, franchise and license agreements. Revenues from the sale of products and merchandise are recognized when control of the product passes to the customer, typically at the date of delivery of the merchandise to the customer and in an amount that reflects the expected consideration to be received in exchange for such goods. As such, customer orders are recorded as deferred revenue prior to delivery of products. As the Company ships high volumes of packages through multiple carriers, it is not practical for the Company to track the actual delivery date of each shipment. Therefore, the Company uses estimates to determine which shipments are delivered and, therefore, recognize revenue at the end of the period. Delivery date estimates are based on average transit times calculated based on factors such as the type of carrier, the fulfillment source, the delivery destination and historical transit time experience. Actual shipping times may differ from the Company’s estimates. Costs to obtain or fulfill a contract with a customer are expensed as incurred and are generally not significant.
Revenues from company-operated stores are recognized when payment is tendered at the point of sale as the performance obligation has been satisfied. Store revenues are reported excluding sales, use or other transaction taxes that are collected from customers and remitted to taxing authorities.
Deferred Revenue
Deferred revenue consists of amounts billed to or received from customers prior to delivery of products. The Company recognizes such amounts in revenues as the product is delivered.
Gift Cards
Gift cards are offered through the Company’s e-commerce websites through the form of an e-certificate. When a gift card is purchased, the Company recognizes a corresponding liability for the full amount of the gift card, which is recorded in Deferred revenue and gift card liability on the consolidated balance sheets. Gift cards can be redeemed online and on the Company’s website. When a gift card is redeemed, the Company reduces the corresponding liability and recognizes revenue. There are no expiration dates to the gift cards. While the Company will continue to honor all gift cards presented for payment, the Company may determine the likelihood of redemption, based on historical experience, is deemed to be remote for certain cards due to long periods of inactivity. In these circumstances if the Company also determines there is no requirement for remitting balances to government agencies under unclaimed property laws, unredeemed card balances may then be recognized as breakage income, which is included in Revenue, net on the consolidated statements of operations. The Company recorded no breakage income for the years ended December 31, 2020 and 2019.
Loyalty Rewards Program
In August 2020, BRCC established its BRCC Loyalty Points rewards program (the Loyalty Program), which is primarily a spend-based program. BRCC’s customers who establish an online account are enrolled in the Loyalty Program. Under the program, there are two levels in which customers can participate. Subscription customers (in the BRCC Coffee Club or subscribed to another subscription product type) are considered to be in the highest tier and earn 3% on purchases. Non-subscription customers earn 1% on

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
purchases. In addition, to earning points on purchases, customers can earn points through other activities. BRCC reserves the right in its sole discretion to modify, change, add, or remove activities which can be accomplished to earn points at any time. Under the Loyalty Program, customers may redeem rewards as they reach minimum thresholds per reward. BRCC reserves the right to modify, change, add, or remove rewards and their points thresholds at any time. BRCC loyalty points will expire if there is no account activity (i.e., if there is no new purchase made or order placed) in a period of twelve months. Conversion of rewards are non-changeable after redemption, have no cash value, and are non-transferrable.
The Company defers revenue associated with the points earned through purchases that are expected to be redeemed, net of estimated unredeemed loyalty points. When a customer redeems an earned reward, the Company recognizes revenue for the redeemed product and reduces the related deferred revenue liability. The deferred revenue liability is included in Deferred revenue and gift card liability on the consolidated balance sheets.
For those points that are earned through other activities, the Company recognizes the redemption of these points as a discount to the transaction price at time of sale.
The following table provides information about deferred revenue, gift cards, and Loyalty Program, including significant changes in deferred revenue balances during the years ended December 31, 2020 and 2019:
January 1, 2019	$707
Sales of gift cards	268
Redemption of gift cards	(163)
Increase from deferral of revenue	1,107
Decrease from revenue recognition	(619)
December 31, 2019	1,300
Sales of gift cards	512
Redemption of gift cards	(319)
Increase from deferral of revenue	3,383
Decrease from revenue recognition	(1,107)
Loyalty Program points earned	891
Loyalty Program points redeemed	(45)
December 31, 2020	$4,615
Franchise Store Revenues
Franchise rights may be granted through franchise agreements that set out the terms of the arrangement with the franchisee. The franchise agreements require that the franchisee remit continuing fees to the Company as a percentage of the applicable store’s revenues in exchange for the license of the intellectual property associated with BRCC’s brands. In addition, a portion of these fees are used for national marketing campaigns. Continuing fees represent a portion of the consideration the Company receives under the franchise agreement. Continuing fees are typically billed and paid monthly. Continuing fees are recognized as the related store sales occur.
Under the franchise agreement, BRCC sells product to its franchisees. The revenue associated with these product sales are recognized when control of the product passes to the franchisee, typically at the date of delivery of the merchandise to the franchisee and in an amount that reflects the expected consideration to be received in exchange for such goods.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
The franchise agreements also typically require upfront franchise fees such as initial fees paid for the execution of a franchise agreement. The fees associated with these agreements are typically billed and paid when a new franchise agreement becomes effective. The Company has determined that the services it provides in exchange for upfront franchise fees, which primarily relate to pre-opening support, are highly interrelated with the franchise right and are not individually distinct from the ongoing services provided to the Company’s franchisees. As a result, upfront franchise fees are recognized as revenue over the term of each respective franchise agreement, generally 10 years. Revenues for these upfront franchise fees are recognized on a straight-line basis, which is consistent with the franchisee’s right to use and benefit from the intellectual property. Revenues from continuing fees and upfront franchise fees are presented within Revenue in the consolidated statements of operations.
License Revenues
License rights may be granted through license agreements that set out the terms of the Company’s arrangement with the licensee. The Company’s license agreements require that the licensee remit continuing fees to the Company as a percentage of the applicable store’s revenues in exchange for the license of the intellectual property associated with BRCC’s brands. In addition, licensed store revenues consist of product sales to the licensee. The revenue associated with these product sales are recognized when control of the product passes to the licensee, typically at the date of delivery of the merchandise to the licensee and in an amount that reflects the expected consideration to be received in exchange for such goods. Continuing fees are recognized as the related store sales occur.
The Company’s license agreements also typically require upfront license fees such as initial fees paid for the execution of a license agreement. The fees associated with these agreements are typically billed and paid when a new license agreement becomes effective. The Company has determined that the services it provides in exchange for upfront license fees, which primarily relate to initial license set up and are not individually distinct from the ongoing services it provides to its licensees. As a result, upfront license fees are recognized as revenue over the term of each respective license agreement, generally 10 years. Revenues for these upfront license fees are recognized on a straight-line basis, which is consistent with the licensee’s right to use and benefit from the intellectual property. Revenues from continuing fees and upfront license fees are presented within Revenue in the consolidated statements of operations.
Disaggregation of Revenue
The Company disaggregates revenue by sales channel. The Direct to Consumer channel is principally comprised of revenue from our e-commerce websites and subscription services directly to the consumer. The Wholesale channel includes product revenue sold to an intermediary and not directly to the consumer. The Outpost channel includes revenue from company-operated stores, gift cards, franchise store and licensing.
The following table disaggregates revenue by sales channel:
	December 31
	2020	2019
Direct to Consumer	$137,724	$73,590
Wholesale	23,351	7,717
Outpost	2,834	821
Total net sales	$163,909	$82,128
Substantially all revenue is attributed from customers located in the United States and no single customer represents more than 10% of revenue for the years ended December 31, 2020 and 2019.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
Sales Returns and Discounts
The Company’s product sales contracts include terms that could cause variability in the transaction price for items such as discounts, credits, charge backs, or sales returns. Accordingly, the transaction price for product sales includes estimates of variable consideration to the extent it is probable that a significant reversal of revenue recognized will not occur.
The Company inspects returned items when they arrive at its processing facilities. The Company refunds the full cost of the merchandise returned if the returned item is defective or the Company or its partners have made an error, such as shipping the wrong product. If the return is not a result of a product defect or a fulfillment error and the customer initiates a return of an unopened item within 30 days of delivery, for most products the Company refunds the full cost of the merchandise minus the original shipping charge and actual return shipping fees. If the customer returns an item that has been opened or shows signs of wear, the Company issues a partial refund minus the original shipping charge and actual return shipping fees. Coffee products are not eligible for returns. Revenue is recorded net of estimated returns. The Company records an allowance for returns based on current period revenues and historical returns experience. The Company analyzes actual historical returns, current economic trends and changes in order volume and acceptance of its products when evaluating the adequacy of the sales returns allowance in any accounting period. The allowance for sales returns and charge backs was $205 and $0 as of December 31, 2020 and 2019, respectively, and included in accounts receivable.
Shipping and Handling Fees and Costs
Shipping and handling is considered a fulfillment activity, as it takes place prior to the customer obtaining control of the merchandise, and fees charged to customers are included in net revenue upon completion of the performance obligation.
Segment Information
The Company reports operations as a single reportable segment and manages the business as a single-brand consumer products business. This is supported by the operational structure, which includes sales, product design, operations, marketing, and administrative functions focused on the entire product suite rather than individual product categories or sales channels. Our chief operating decision maker reviews financial information on a consolidated basis and does not regularly review financial information for individual sales channels, product categories or geographic regions that would allow decisions to be made about allocation of resources or performance.
Cost of Goods Sold
Cost of goods sold includes product costs, labor costs, occupancy costs, outbound shipping costs, handling and fulfillment costs, credit card fees, and royalty fees, and is recorded in the period incurred.
Cash, Cash Equivalents and Restricted Cash
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents also include proceeds due from credit card transactions with settlement terms of less than five days. The Company maintains cash and cash equivalent balances with financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances, and it believes credit risk to be minimal.
The Company’s restricted cash balance reflects a certificate of deposit related to a letter of credit established in conjunction with the execution of a building lease agreement. The letter of credit will remain in full force and effect during the term as security for the payment of rent related to the building lease.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
The term of the lease is ten years. The restricted cash balance was $400 as of December 31, 2020. The Company had no restricted cash as of December 31, 2019.
The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported in the consolidated balance sheets to the total amounts reported in the statements of cash flows.
	December 31, 2020	December 31, 2019
Cash	$34,207	$3,852
Proceeds from credit card transactions in transit	1,025	1,183
Restricted cash	400	—
Total cash and cash equivalents and restricted cash	$35,632	$5,035
Accounts Receivable
Accounts receivable consist primarily of trade amounts due from business customers at period end. Accounts receivable are recorded at invoiced amounts and do not bear interest. From time to time, the Company grants credit to some of its business customers on normal credit terms. The Company maintains an allowance for doubtful accounts receivable based upon its business customers’ financial condition and payment history, and its historical collection experience and expected collectability of accounts receivable. The allowance for doubtful accounts receivable was $176 and $142 as of December 31, 2020 and 2019, respectively.
Inventories
Inventories are stated at the lower of standard cost, which approximates First In — First Out (FIFO), or net realizable value. The Company records inventory reserves for obsolete and slow-moving inventory. Inventory reserves are based on inventory obsolescence trends, historical experience and application of the specific identification method. Finished goods includes allocations of labor and occupancy expenses.
Property and Equipment
Property and equipment are stated at cost with depreciation calculated using the straight-line method over the estimated useful lives of the related assets or the term of the related capital lease, whichever is shorter. Leasehold improvements are amortized over the shorter of the term of the related leases or estimated useful lives. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in earnings for the period. The cost of maintenance and repairs are charged to earnings as incurred; significant renewals and improvements are capitalized.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
Estimated useful lives are as follows:
Estimated Useful Lives
Land	—
Building and Leasehold improvements	5 – 39 years
Computer equipment and software	3 years
Machinery and equipment	3 – 7 years
Vehicles	5 years
Internal Use Software
In accordance with ASC 350-40, Intangibles — Goodwill and Other, Internal-Use Software (ASC 350-40), the Company capitalizes qualifying internal use software costs that are incurred during the application development stage if management with the relevant authority authorizes the project, it is probable the project will be completed, and the software will be used to perform the function intended. Capitalized internal use software costs are reported in property and equipment on the consolidated balance sheets and are amortized over the expected economic life of three years using the straight-line method once the software is ready for intended use. Costs incurred for enhancements that are expected to result in additional significant functionality are capitalized and amortized over the estimated useful life of the enhancement. Costs related to preliminary project activities and post-implementation activities, including training and maintenance, are expensed as incurred. Capitalized software costs net of accumulated amortization are included as a component of property and equipment in the consolidated balance sheets.
Impairment of Long-Lived Assets
The Company reviews the recoverability of its long-lived assets, such as property and equipment and identifiable intangible assets, when events or changes in circumstances occur that indicate the carrying value of the asset or asset group may not be recoverable. The assessment of possible impairment is based on the Company’s ability to recover the carrying value of the asset or asset group from the expected future undiscounted pre-tax cash flows of the related operations. If these undiscounted cash flows are less than the carrying amount of the related asset, an impairment is recognized for the excess of the carrying value over its fair value. No impairment loss was recognized for the years ended December 31, 2020 and 2019.
Identifiable Intangibles
Identifiable intangibles acquired separately from third parties are capitalized at cost while such assets acquired as part of an acquisition are capitalized at their acquisition-date fair value. Indefinite-lived intangible assets are tested for impairment annually or more frequently when events or circumstances indicate that the carrying value more likely than not exceeds its fair value. Definite-lived intangible assets are amortized over the period to which the asset is expected to contribute to future cash flows.
Equity Method Investments
Equity investments are accounted for using the equity method of accounting if the investment gives the Company the ability to exercise significant influence, but not control, over an investee. As of December 31, 2019, the Company held a 50% interest in Bison Union Coffee Company (BUCC), which was determined to be an equity method investment. As of December 31, 2020, the Company transferred its interest in BUCC to an affiliate of the Company. The Company’s net investment in BUCC totaled $0 and $52 as of December 31, 2020 and 2019, respectively. The Company’s share of the losses for the years ended December 31, 2020 and 2019 was $52 and $80, respectively, and are included in other expense, net, in the consolidated statement of operations.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
Income Taxes
The Company was formed as an LLC in the state of Delaware and thus is not subject to federal income taxes; therefore, its pro rata share of income, losses and tax credits are reported by its members on their individual income tax returns. However, the Company is subject to state income taxes in various states in which it operates.
The Company applies guidance issued by FASB which clarifies accounting for uncertainty in income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.
The Company has completed an analysis of its tax positions and believes there are no uncertain tax positions that would require recognition in the consolidated financial statements as of December 31, 2020 and 2019. The Company believes that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within twelve months of the reporting date. The federal income tax position taken for each of the subsidiaries organized as LLC’s for any years open under the various statutes of limitations is that they will continue to be exempt from income taxes by virtue of being a pass-through entity. The statute of limitations for federal income tax returns are open from the period ended December 31, 2015. The statute of limitations for the state income tax returns are generally open from the period ended December 31, 2015.
Equity-Based Compensation
The Company recognizes the cost of equity-based restricted and incentive unit awards based on the fair value estimated in accordance with FASB ASC 718, Stock Based Compensation (ASC 718). The Company records equity-based compensation expense based on the fair value of equity awards at the grant date and recognizes compensation expense on a straight-line basis over the requisite service period. The assumptions used to calculate the fair value of equity awards granted are evaluated and revised, as necessary, to reflect the Company’s historical experience and current market conditions. For more information, see Note 13, Equity-Based Compensation.
Concentrations of Credit Risk
The Company’s assets that are potentially subject to concentrations of credit risk are cash and accounts receivable. Cash balances are maintained in financial institutions which at times exceed federally insured limits. The Company monitors the financial condition of the financial institutions in which accounts are maintained and has not experienced any losses in such accounts. The accounts receivable of the Company are spread over a number of customers, of which two customers account for 54% of total outstanding receivables as of December 31, 2020 and two different customers accounted for 29% of total outstanding receivables as of December 31, 2019. The Company performs ongoing credit evaluations as to the financial condition of its customers and creditors with respect to trade accounts.
Marketing and Advertising Expenses
The Company’s marketing and advertising expenses are primarily internet marketing expenses. These internet marketing expenses are recognized as incurred based on the terms of the individual agreements, which are generally, but not limited to: a commission for traffic driven to its websites that generate a sale, programmatic targeting advertisements, national television and radio advertisements, or payments to social

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
media influencers. Marketing and advertising expenses totaled $25,513 and $13,349 for the years ended December 31, 2020 and 2019, respectively.
Fair Value Measurements
The Company’s financial instruments consist primarily of accounts receivable, accounts payable and long-term debt. The carrying amounts of accounts receivable and accounts payable are representative of their respective fair values due to the short-term maturity of these instruments. The fair value of variable rate long-term debt is based upon the current market rates for debt with similar credit risk and maturity, which approximated its carrying value, as interest is based upon LIBOR plus an applicable floating margin. In measuring fair value, the Company reflects the impact of credit risk on liabilities, as well as any collateral. The Company also considers the credit standing of counterparties in measuring the fair value of assets.
The Company uses any of three valuation techniques to measure fair value: the market approach, the income approach, and the cost approach in determining the appropriate valuation technique based on the nature of the asset or liability being measured and the reliability of the inputs used in arriving at fair value.
The Company follows the provisions of ASC 820, Fair Value Measurements (ASC 820) for non- financial assets and liabilities measured on a non-recurring basis.
The inputs used in applying valuation techniques include assumptions that market participants would use in pricing the asset or liability (i.e., assumptions about risk). Inputs may be observable or unobservable. The Company uses observable inputs in the Company’s valuation techniques and classifies those inputs in accordance with the fair value hierarchy established by applicable accounting guidance, which prioritizes those inputs. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).
The three levels are defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
Redeemable Preferred Equity
The Company accounts for its preferred equity as temporary equity, given the Series A preferred units are probable of becoming redeemable (i.e., exercise of the exit rights is the passage of time). The Series A preferred units are subsequently remeasured by accreting changes in the redemption value from the date of issuance to the expected redemption date using the effective interest method. The Company determined that the expected redemption date is December 2022.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
Comprehensive Income (Loss)
Comprehensive income (loss) is equivalent to net income (loss) in each of the periods presented. As such, no statement of comprehensive income (loss) is presented.
New Accounting Pronouncements
In August 2018, the FASB issued ASU 2018-15, Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract (ASU 2018-15). Under the new guidance, a customer in a cloud computing arrangement that is a service contract is required to follow the internal use software guidance in ASC 350-40. The internal use software guidance requires the capitalization of certain costs incurred only during the application development stage. It also requires entities to expense costs during preliminary project and post-implementation stages. The guidance requires a customer to present the expense related to capitalize implementation in the same line in the income statement as the fees associated with the hosting element of the arrangement, present the capitalized implementation costs in the same line item in the statement of financial position that a prepayment of the fees for the associated hosting arrangement would be presented and classify payment for capitalized implementation costs in the statement of cash flows in the same manner as payments of the fees for the service component of the hosting arrangement. The guidance requires entities to disclose the nature of their hosting arrangements that are service contracts and make the disclosures in ASC 360-10, Impairment and Disposal of Long-Lived Assets, as if capitalized implementation costs were a separate major class of depreciable asset. For non-public entities, ASU 2018-15, is effective for annual periods beginning after December 15, 2020, and interim periods within annual periods beginning after December 15, 2021. Early adoption is permitted. The Company has adopted ASU 2018-15 for the year ended December 31, 2020.
In February 2016, the FASB issued ASU 2016-02, Leases (Subtopic 842). Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current US GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current US GAAP, which requires only capital leases to be recognized on the balance sheet, ASU 2016-02 will require both types of leases to be recognized on the balance sheet. ASU 2016-02 also will require disclosures to help investors and other financial statement users to better understand the amount, timing and uncertainty of cash flows arising from leases. These disclosures include qualitative and quantitative requirements, providing additional information about the amounts recorded in the financial statements. The guidance is effective for the Company for the year beginning after December 15, 2021. Early adoption of the amendments of ASU 2016-02 is permitted for all entities is to be applied using the modified retrospective approach. The Company has not yet fully determined or quantified the effect ASU 2016-02 will have on the consolidated financial statements.
3.   Product Sales and Marketing Services Agreement
The Company entered into a product sales and marketing services agreement (the “Agreement”) with a large retailer to sell select coffee products and merchandise items to the retailer to be sold in the retailer’s stores and website. The Agreement is effective January 28, 2020 and will continue through April 2, 2025 (the “Initial Term”). After the Initial Term, the agreement automatically renews for an additional two years until terminated in accordance with its terms.
The revenue associated to product sales to the retailer are recognized when control of the product passes to the retailer, typically at the date of delivery of the merchandise to the retailer and in an amount that reflects the expected consideration to be received in exchange for such goods. In addition to product sales, the Agreement provides a licensing agreement with the retailer and its suppliers. The licensing agreement provides the retailer and its suppliers license rights to the intellectual property of select BRCC brands. These

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
license rights provide the retailer the ability to manufacture its own BRCC branded soft goods and hard goods. License fees are recognized as the related purchases occur by the retailer. For the year ended December 31, 2020, the Company’s revenues related to the Agreement for product sales and license fees are $7,133 and $428, respectively.
As part of the Agreement, the Company entered into a marketing services agreement where the parties will jointly develop a detailed and comprehensive marking program managed by the retailer. The Company will have access to retailer’s marketing channels and other services. The marketing services agreement is effective through April 2, 2025. As part of the marketing services agreement, the Company granted 5,430 Class B common units in the Company which vest over a 30-month period from date of grant. The equity grant date is January 28, 2020, and total expense related to the equity award is expected to be $3,725. In addition, the Company will pay total cash compensation of $26,970 over a five-year period with quarterly payments beginning July 1, 2020.
The following is the future minimum cash payments due to the retailer:
2021	$4,300
2022	$4,945
2023	$5,685
2024	$6,540
2025	$3,500
The marketing services agreement is a separate distinct service from the product supply agreement. The Company will expense the costs associated with the agreement in accordance with applicable guidance related to similar transactions.
4.   Acquisitions
On November 1, 2019, the Company entered into an asset purchase agreement to purchase the majority of the assets of Free Range American, LLC (Free Range) for cash consideration of $63. The transaction was determined to be an asset acquisition since substantially all of the fair value of assets acquired is concentrated in a single identifiable asset, the trade name. The selling equity holders of Free Range are eligible to receive contingent payments of up to $1,000 if the sale of Free Range or change in control of the Company occurs by November 1, 2026. The Company determined the amounts related to the contingent consideration should not be recognized until the contingency is resolved (i.e., sale of Free Range or change in control of the Company occurs), which was not probable as of December 31, 2020 or 2019.
On July 20, 2018, the Company entered into an agreement to purchase the assets of Grounds and Hounds Coffee Company (GHCC) for cash consideration of $200 and a contingent earnout liability which includes revenue and change in control provisions. The Company determined the amounts related to the contingent earnout should be accounted for as compensation expense. As such, the Company recognized expense related to payments tied to revenue targets. Additional payments will be required upon change in control but are not recognized until deemed probable.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
5.   Inventories
Inventories consist of the following:
	December 31
	2020	2019
Coffee:
Unroasted	$2,054	$1,483
Finished Goods	4,993	1,960
Ready-to-Drink	2,672	—
In transit	1,098	287
Apparel and other merchandise	5,224	1,414
Inventories	$16,041	$5,144
6.   Property and Equipment, Net
Property and equipment, net consists of the following:
	December 31
	2020	2019
Land	$2,086	$649
Building and leasehold improvements	5,291	1,617
Computer equipment and software	1,944	271
Machinery and equipment	4,808	4,130
Vehicles	721	363
Furniture and Fixtures	714	118
Construction in progress	1,953	420
	17,517	7,568
Less: accumulated depreciation and amortization	(2,803)	(1,454)
Property and Equipment, net	$14,714	$6,114
The Company’s depreciation expense for the years ended December 31, 2020 and 2019 was $1,350 and $911, respectively. The portion of depreciation expense related to production and distribution facilities is included in cost of goods sold including occupancy costs on the consolidated statements of operations. For the year ended December 31, 2020, depreciation expense included in cost of goods sold and general and administrative expenses in the accompanying consolidated statements of operations totaled $586 and $764, respectively. For the year ended December 31, 2019, depreciation expense included in cost of goods sold and general and administrative expenses in the accompanying consolidated statements of operations totaled $417 and $494, respectively.
The total depreciation expense for internal use software was $138 and $0 for the years ended December 31, 2020 and 2019, respectively.
Substantially all long-lived assets are located in the United States.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
7.   Identifiable Intangibles, Net
The Company’s identifiable intangibles consist of the following:
December 31, 2020	Useful Life	Cost	Accumulated Amortization	Net
Trademark and tradename	10 years	$247	$56	$191
December 31, 2019	Useful Life	Cost	Accumulated Amortization	Net
Trademark and tradename	10 years	$248	$31	$217
As of December 31, 2020, the following is a summary of future minimum amortization expense for identifiable intangibles:
Year ending December 31:
2021	$25
2022	25
2023	25
2024	25
2025	25
Thereafter	66
$191
Amortization expense for definite lived identifiable intangibles for the years ended December 31, 2020 and 2019 was $25 and $22, respectively, and is included in general and administrative expenses on the accompanying consolidated statements of operations.
8.   Accrued Liabilities
Accrued liabilities consist of the following:
	December 31
	2020	2019
Accrued compensation and benefits	$5,159	$2,472
Accrued marketing	4,304	1,716
Accrued Series A preferred equity distribution	438	—
Accrued freight	1,394	1,007
Credit card liabilities	1,340	876
Other accrued expenses	2,041	2,741
Total	$14,676	$8,812
9.   Long-Term Debt
As of December 31, 2020 and 2019, the Company’s credit facilities and related balances were as follows:

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
	December 31
	2020	2019
Mortgages	$5,423	$—
Equipment financing loan	1,007	—
Loan and security agreement	6,500	—
Related party note payable	565	1,000
Term loan	—	1,800
Total principal	13,495	2,800
Less debt issuance costs	(459)	—
Long-term debt, net	$13,036	$2,800
Current maturities:
Current maturities of principal	1,030	2,235
Less current portion of debt issuance costs	(164)	—
Current maturities of long-term debt, net	866	2,235
Long-term debt:
Non-current principal	12,465	565
Non-current portion of debt issuance costs	(295)	—
Long-term debt, net	$12,170	$565
Future contractual maturities of credit facilities as of December 31, 2020 are as follows:
Year ending December 31:
2021	$1,030
2022	765
2023	6,255
2024	347
2025	4,716
Thereafter	382
$13,495
Debt Issuance Costs
The Company capitalizes fees associated with the origination of its credit facilities which are presented in the consolidated balance sheets as a direct deduction from the carrying amount of the related loans. The debt issuance costs are amortized using the effective interest method. The Company incurred debt issuance costs of $592 and $59 for the years ended December 31, 2020 and 2019, respectively. Amortization of the debt issuance costs for the years ended December 31, 2020 and 2019 was $133 and $314, respectively, and are included in interest expense in the consolidated statement of income.
Mortgages
On July 29, 2020, the Company entered into mortgage loan agreements to refinance the purchase of buildings for a total of $5,500 at an interest rate of 3.67% per annum. The loans are secured by the real property financed. The loans mature on July 29, 2025. The loans are payable in monthly installments of principal and interest of $32 commencing on August 29, 2020. The mortgage loans require quarterly financial

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
covenants related to fixed charge coverage, cash flows, and dividends and distributions. As of December 31, 2020, the Company was in compliance with all covenants related to these mortgage loan agreements.
Equipment Financing Loan
On July 29, 2020, the Company entered into an equipment financing agreement which provided a credit line totaling $3,250 at an interest rate of LIBOR plus 3.5%. The credit line will convert to a fully amortizable term loan at the earlier of the equipment project completion or August 1, 2021. The credit line is secured by the equipment financed. The equipment financing agreement matures the earlier of (i) five years subsequent to the equipment project completion or (ii) August 1, 2026. The equipment financing agreement is secured by the equipment financed. As of December 31, 2020, the Company has available credit under this financing agreement of $2,243.
Loan and Security Agreement
On January 31, 2020, the Company entered into a Loan and Security Agreement which provided two funding tranches to the Company, Term A and Term B. Term A is for $4,000 and is immediately available to be drawn. Term B is for $6,000 in which funds can be withdrawn monthly in minimum installments of $500. After repayment, no funds can be reborrowed. Further, for Term A and Term B, the Company will make monthly payments of interest only on the outstanding principal balances. The interest rates for Term A and Term B are a floating rate equal to 7% above 30-day LIBOR Rate with a LIBOR rate floor of 1.5%. For the year ended December 31, 2020, interest rate was 8.5%. Quarterly principal payments totaling 1.25% of outstanding principal balance are due the second month of each fiscal quarter beginning on February 1, 2021. The Loan and Security Agreement matures on January 1, 2023 and is secured with the outstanding and issued units of the Company and all personal property of the Company excluding property and equipment. The Loan and Security Agreement requires monthly financial covenants related to revenue and minimum liquidity. As of December 31, 2020, the Company was compliant with all covenants. On January 31, 2020, the Company exercised a draw on the Term A tranche of $4,000. On April 15, 2020 and March 30, 2020, the Company exercised a draw totaling $1,000 and $1,500 under the Term B tranche. As of December 31, 2020, the Company has available credit under the Loan and Security Agreement of $3,500.
Related Party Notes Payable
As discussed in Note 11, on December 31, 2019, the Company entered into an unsecured related party loan agreement with an affiliate of the Company for $1,000 due January 5, 2022 for the repurchase of member units. The loan is payable in monthly installments of principal and interest of $46 and carries an interest rate of 9.0%. On December 28, 2020, the related party redeemed its remaining member units in the Company. As of December 31, 2020, the outstanding balance on this related party note payable is $565.
On January 10, 2020, the Company entered into an unsecured related party promissory note with an affiliate of the Company for $1,000 at an interest rate of 5%, compounded quarterly. The promissory note was fully repaid on January 31, 2020.
On January 10, 2020, the Company entered into a real estate purchase agreement to purchase its Salt Lake City facility. The Company financed a portion of the purchase through a loan agreement of $2,500 and a promissory note of $533 with affiliates of the Company. The loan agreement and the promissory note were fully repaid on July 29, 2020 and August 3, 2020, respectively.
Term Loan
On August 3, 2018, a subsidiary of the Company entered into an agreement to finance the purchase of a building for $1,800 at an interest rate of 8%. The Company repaid the note in full during May 2020.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
10.   Commitments and Contingencies
Leases
The Company leases certain property and equipment under non-cancelable capital and operating leases which expire at various dates through December 2024. The Company’s operating leases relate to roasting facilities in Tennessee and retail stores.
On June 30, 2018, the Company entered into a lease agreement to lease equipment for $1,863 at an implicit interest rate of 6.6%. The lease maturity is October 31, 2022 and is secured by the assets purchased. The lease is accounted for as a capital lease due to the present value of minimum lease payments being greater than 90% value of the assets. Interest expense totaled $77 and $112 for the years ended December 31, 2020 and 2019, respectively.
The Company has vehicle leases that are accounted for as capital leases based on the lease term representing greater than 75% of the economic life of the assets. Total assets purchased under a capital lease totaled $350. The period of these leases is between 60 and 72 months and have interest rates between 3.9% and 12.6%.
Total rent expense for the years ended December 31, 2020 and 2019 was $820 and $675, respectively.
Future minimum lease payments under non-cancelable operating leases are as follows:
Operating
Year ending December 31:
2021	$1,103
2022	1,101
2023	996
2024	801
2025	805
Total minimum lease payments	$4,806
Future minimum lease payments under non-cancelable capital leases are as follows:
Capital
Year ending December 31:
2021	$537
2022	631
2023	56
2024	67
2025	13
Total minimum lease payments	1,304
Less: amount representing interest	108
Present value of net minimum lease payments	1,196
Less: current portion	469
Capital lease obligations, net of current maturities	$727

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
The following describes property and equipment which have been classified as capital leases:
	December 31
	2020	2019
Vehicles	$481	$291
Machinery and equipment	1,732	1,732
	2,213	2,023
Less: accumulated amortization	801	494
Total	$1,412	$1,529
Depreciation expense of assets recorded under capital leases totaled $321 and $302 for the years ended December 31, 2020 and 2019, respectively.
Royalties
As of December 31, 2020 and 2019, the Company has several branding agreements with outside parties for which it makes monthly and quarterly royalty payments based on a percentage of sales for those specifically branded items. For the years ended December 31, 2020 and 2019, royalty expense related to these arrangements totaled $131 and $212, respectively. As of December 31, 2020 and 2019, related liabilities totaled $33 and $41, respectively.
Contingencies
The Company is the subject of various legal actions in the ordinary course of business. These actions typically seek, among other things, compensation for alleged personal injury, breach of contract, property damage, punitive damages, civil penalties or other losses, or injunctive or declaratory relief. With respect to such lawsuits, the Company accrues reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. The Company does not believe any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on results of operations, cash flows or financial condition.
The Company could be subject to additional sales tax or other tax liabilities. Based on the 2018 Supreme Court decision in South Dakota v. Wayfair Inc., an increasing number of states have considered or adopted laws or administrative practices, with or without notice, that impose new taxes on remote sellers to collect transaction taxes such as sales, consumption, or similar taxes. Failure to comply with such laws or administrative practices, or a successful assertion by such states requiring the Company to collect taxes where it does not, could result in substantial tax liabilities, including for past sales, as well as penalties and interest. New taxes could also create significant increases in internal costs necessary to capture data and collect and remit taxes. Furthermore, more jurisdictions are considering laws or administrative practices to assess new taxes on all or a portion of gross revenue or other similar amounts. The Company follows the guidelines of ASC 450, Accounting for Contingencies, and the consolidated financial statements reflect the current impact of such legislation through the Company’s best estimates. However, any of these events could have a material effect on the Company’s business and operating results depending on the previous periods of applied enforcement by certain jurisdictions.
The Company is also subject to U.S. (federal and state) laws, regulations, and administrative practices that require us to collect information from its customers, vendors, merchants, and other third parties for tax reporting purposes and report such information to various government agencies. The scope of such requirements continues to expand, requiring us to develop and implement new compliance systems. Failure to comply with such laws and regulations could result in significant penalties and interest which might have an adverse effect on the Company’s business and operating results.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
The Company has accrued $628 and $1,095 related to potential sales and other tax exposure as of December 31, 2020 and 2019, respectively, which is included in accrued sales taxes on the accompanying consolidated balance sheets.
11.   Members’ Equity
Members’ equity consists of Class A common units, Class B common units, and Incentive Units discussed in Note 13. The details of the Class A common units and the Class B common units outstanding for the years ended December 31, 2020 and 2019 are as follows:
	Class A Common Units	Class B Common Units	Total
Outstanding, January 1, 2019	20,000	94,286	114,286
Repurchased	—	(5,714)	(5,714)
Outstanding, December 31, 2019	20,000	88,572	108,572
Issued	—	8,855	8,855
Repurchased	(1,231)	(23,537)	(24,768)
Outstanding, December 31, 2020	18,769	73,890	92,659
Each Class A common unit entitles the holder to ten votes on any matter submitted to a vote of the members. Each Class B common unit entitles the holder to one vote on any matter submitted to a vote of the members. Profits and losses are allocated pro rata to each common unit holder and Incentive Unit holder whose participation threshold has been achieved. Upon a liquidation event, remaining available cash after distribution to Series A Preferred Equity holders is distributed pro rata to each common unit holder and Incentive Unit holder whose participation threshold has been met.
On December 28, 2020, the Company entered into several equity repurchase agreements with several members. The purchase was funded through the proceeds of the Series A preferred units sale. The cash transferred to repurchase the units was equal to the units’ fair value at the time of the transaction, and no compensation expense was recorded.
On December 31, 2019, the Company entered into an equity repurchase agreement with one of its members. The purchase was financed with a $1,000 long-term note payable due January 5, 2022 and a $1,000 current liability. As of December 31, 2020, the outstanding balance on the current liability and long-term note were $0 and $565.
During 2018, BRCC entered into notes receivable totaling $250 and accrued annual interest at 2% compounded monthly with two of its executives, who are members, to facilitate the purchase of member units held by and among other members of the Company. At December 31, 2020, the notes were paid off.
12.   Series A Redeemable Preferred Equity
On December 15, 2020, the Company entered into a purchase agreement under which various parties agreed to purchase 150,000 Series A preferred units and 3,425 Class B common units for an aggregate purchase price of $150,000.
The Company recorded the Series A preferred units and Class B common units at their relative fair values on the date of issuance, net of issuance costs. The Company classified the Series A preferred units outside of members’ deficit because, in the event certain circumstances occurred in connection with certain liquidation events, the shares would become redeemable at the option of the holders.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
Redemption Rights
The Series A preferred units contain several redemption features that could result in the Company redeeming the Series A preferred units by transferring cash or other assets. Specifically, the following provisions could result in the Company redeeming the Series A preferred units by transferring assets:
(i)
The occurrence of a Liquidation Event (as defined below);

(ii)
In connection with a change of control;

(iii)
The preferred members exercising their rights under Exit Rights (as defined below); or

(iv)
The Company exercising its rights under Optional Redemption (as defined below).

Voting Rights
The Series A preferred units are not granted any voting rights.
Conversion Rights
The Series A preferred units do not provide the preferred members with any conversion rights.
Dividend Rights
The preferred members are entitled to Series A preferred distributions which are non-discretionary distributions that accrue (i.e., cumulative) at a stated Series A preferred distributions rate (i.e., increasing rate). Furthermore, in the event that the Series A preferred distributions are not paid within the specified timeframe, the Company is subject to a step-up rate (i.e., a penalty provision of an additional 3.0%).
Issuance of Additional Common Units
So long as a new common member holds any Series A preferred units, such new common member will receive on each of December 31, 2022, December 31, 2023, and December 31, 2024 (each such date, a “Distribution Date”) such member’s pro rata share of additional Class B common units representing 1.00% of post-distribution outstanding common units; provided, that, if the Series A preferred units are partially redeemed on or prior to a Distribution Date, the percentage of additional Class B common units to be issued to the new common member on such Distribution Date will be proportionately decreased to reflect the number of Series A preferred units outstanding on such Distribution Date as compared to the amount of Series A preferred units outstanding on December 15, 2020.
Liquidation Event
A Liquidation Event is defined as any liquidation, dissolution, or winding up, whether voluntary or involuntary of the Company or its subsidiaries; provided, that, in case of any involuntary event, such event is not cured within 60 days following its commencement.
Any distributions in connection with a Liquidation Event will be made among members as follows:
(i)
First, to the preferred members, pari passu and pro rata based on the number of Series A preferred units held by each preferred member, until the aggregate amounts distributed to each preferred member is equal to the applicable redemption price payable at the time of such Liquidation Event;

(ii)
Second, an amount equal to the product of the remaining available cash after the distribution described in (i) above multiplied by the incentive unit factor will be distributed to the members

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
holding vested units in proportion to the number of vested units held by each such member (provided, however, that the participation threshold for the incentive units has been achieved);
(iii)
Thereafter, an amount equal to the remaining available cash after the distribution described in (i) and (ii) above will be distributed to the holders of common units pro rata in accordance with their respective aggregate number of common units.

Permitted Distributions
Until April 15, 2021, the Company is permitted to make distributions with available cash and/or proceeds from the sale of Series A preferred units and Class B common units to the common members for a total amount of up to $135,000, provided that the Company will have at least $30,000 of cash equivalents, after payment of up to $5,000 of fees and expenses. The Company paid distributions of $125,000 in December 2020.
Distributions on Series A Preferred Units — Cumulative Cash Distributions
After December 15, 2020, distributions at the Series A preferred Distributions Rate (defined below) will accrue on each Series A preferred unit. Series A preferred distributions accrue, whether or not declared, and are cumulative. Subject to the Company’s right to make Series A non-cash distribution elections during the period from December 15, 2020 to December 31, 2022, Series A preferred distributions will be payable in cash, in arrears on each Series A preferred distributions payment date.
“Series A Preferred Distributions Rate” means (i) in the event distributions are made in cash, (a) 7.0% per annum through December 31, 2021, (b) 7.5% per annum from January 1, 2022 through December 31, 2022, (c) 8.0% per annum from January 1, 2023 through December 31, 2023, (d) 8.5% per annum from January 1, 2024 through December 31, 2024 and (c) 9.0% per annum from January 1, 2025 through December 31, 2025, and (ii) in the event of a Series A non-cash distribution election and solely with respect to such non-cash portion, (a) 7.5% per annum through December 31, 2021, (b) 8.0% per annum from January 1, 2022 through December 31, 2022, (c) 8.5% per annum from January 1, 2023 through December 31, 2023, (d) 9.0% per annum from January 1, 2024 through December 31, 2024 and (c) 9.5% per annum from January 1, 2025 through December 31, 2025, in each case of the Series A preferred issue amount as in effect for the applicable period.
Distributions on Series A Preferred Units — Non-Cash Distributions
The Company may, at the sole election of the board of directors, with respect to any Series A preferred distribution accrued until December 31, 2022, elect to have up to 50% of the amount that would have been payable in cash if such distribution had been a cash distribution to instead be paid through the issuance to the preferred members of a number of Series A preferred units. In the event that the Company makes a Series A non-cash distribution election, the applicable Series A preferred distributions rate will increase by 50 basis points. As of December 31, 2020, the Company has elected to pay distributions in cash.
Limitation on Debt
For so long as last twelve months’ (LTM) earnings before taxes, depreciation, and amortization (EBITDA) is less than $20,000, the Company will not incur any debt, unless immediately after giving effect to the incurrence thereof, (i) the aggregate outstanding principal amount of all debt outstanding does not exceed $45,000 and (ii) debt incurred under any asset backed line of credit facility does not exceed $20,000.
For so long as LTM EBITDA equals to or exceeds $20,000, but is less than $25,000, the Company will not incur any debt, unless immediately after giving effect to the incurrence thereof, the aggregate outstanding principal amount of all debt outstanding does not exceed 300% of LTM EBITDA.

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
For so long as LTM EBITDA equals to or exceeds $25,000, the Company and its subsidiaries will not incur any debt, unless immediately after giving effect to the incurrence thereof, the aggregate outstanding principal amount of all debt outstanding does not exceed 400% of LTM EBITDA.
Exit Right
Unless previously redeemed by the Company pursuant to Optional Redemption described below, at any time on or after December 31, 2025, any holder of Series A preferred units may redeem all or a portion of its outstanding Series A preferred units at a redemption price equal to 103.00% of the total outstanding principal amount thereof, plus accrued and unpaid distributions, if any, to, but excluding, the redemption date.
Optional Redemption
At any time on or before December 31, 2022, the Company may elect at its sole discretion to redeem all or a portion of the outstanding Series A preferred units at a redemption price equal to 100% of the total outstanding principal amount thereof plus the applicable premium as of, and accrued and unpaid distributions, if any, to, but excluding the redemption date. No applicable premium will be payable if the Series A preferred units are redeemed (i) following the expiration of a lock-up period relating to a qualified IPO that occurred on or prior to December 31, 2022; provided, that, at the time of such redemption, the equity value of the Company is equal to or in excess of $1,250,000 (determined using the 30-day volume-weighted average price ending two trading days prior to the calculation date) or (ii) in connection with a sale of the Company occurring prior to December 31, 2022, provided, that such sale of the Company is based on an equity value of the Company equal to or in excess of $1,250,000.
At any time on or after January 1, 2023, the Company may elect at its sole discretion to redeem all or a portion of the outstanding Series A preferred units at a redemption price equal to the percentage of the total outstanding principal amount thereof as set forth below, plus accrued and unpaid distributions, if any, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period beginning on January 1 of the year indicated below:
Year	Percentage
2023	101.00%
2024	102.00%
2025	103.00%
13.   Equity-Based Compensation
The Company maintains an equity incentive plan (the Plan) under which it may grant incentive units (Incentive Units) to employees or non-employee directors. The board has the authority to determine the terms and conditions of each grant. In connection with the Plan, 200,000 non-voting units have been authorized. These units may contain certain service and performance related vesting provisions. The Incentive Units are awarded to eligible employees and non-employee directors and entitle the grantee to receive non-voting member units upon vesting, subject solely to the employee’s continuing employment or the non-employee director’s continuing service on the board.
For the years ended December 31, 2020 and 2019, the Company granted 49,119 and 50,000 Incentive Units with time vesting provisions.
The grant date estimated fair value of the Incentive Units was based upon an option pricing model valuation of the awards at the grant date. The Incentive Units have no strike price; however, participation thresholds, as defined in the Plan were established at grant date that must be exceeded for the holder of the

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
unit to participate in any distributions of the Company. The following assumptions were utilized in determining the fair value of the units at the grant date:
Expected dividend	—
Expected volatility	60% to 85%
Risk-free interest rate	0.13% to 2.53%
Expected life of incentive awards (in years)	2 to 5 years
Grant date performance and market threshold	$35,000 to $600,000
The computation of expected volatility is based on a weighted average of comparable public companies within the Company’s industry. Expected life is based on the estimated liquidity event timing. The risk-free interest rate is based on the yield of zero-coupon U.S. Treasury securities of comparable terms. The Company does not anticipate paying dividends in the foreseeable future. The Company recognizes pre-vesting forfeitures as they occur rather than estimate the forfeiture rate at the grant date.
All nonvested Incentive Units vest 100% upon a change of control event, as defined in the Plan. The following table summarizes the changes in the number of incentive units for the years ended December 31, 2020 and 2019:
	Incentive Units	Weighted Average Grant Date Fair Value	Total Value
Granted and Outstanding at January 1, 2019	108,500	$49.89	$5,413
Granted	50,000	5.13	257
Forfeited	(16,000)	15.04	(241)
Granted and Outstanding at December 31, 2019	142,500	$38.10	$5,429
Granted	49,119	95.27	4,680
Forfeited	(10,000)	15.40	(154)
Repurchased	(7,116)	447.15	(3,182)
Granted and Outstanding at December 31, 2020	174,503	$38.82	$6,773
Vested at December 31, 2020	112,022	$59.55	$6,671
As of December 31, 2020 and 2019, the Company maintained 25,497 and 63,750 Incentive Units available for granting, respectively. As of December 31, 2020, the weighted average expected term of vested Incentive units was 2 years. As of December 31, 2020, total unrecognized equity compensation expense related to nonvested Incentive Units to be recognized over a weighted average period of approximately 3 years was $3,107.
14.   Defined Contribution Plan
The Company maintains a voluntary qualified defined contribution plan covering eligible employees as defined by the plan documents. Participating employees may elect to defer and contribute a portion of their eligible compensation to the plan up to limits stated in the plan documents, not to exceed the dollar amounts set by applicable laws. The Company’s matching contributions to the plan were $300 and $317 for the years ended December 31, 2020 and 2019.
15.   Concentrations
The Company has significant suppliers and service providers that are important to its sourcing, roasting, manufacturing, and any related ongoing servicing of merchandise and content. Approximately

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
71.6% and 80.9% of the Company’s coffee purchases are generated from four vendors for the years-ended December 31, 2020 and December 31, 2019. The Company’s three main shipping vendor accounts for approximately 81.0% and 82.5% of total shipping expenses for the years ended December 31, 2020 and 2019, respectively. In addition, the Company’s primary fulfillment service provider accounts for 92.0% and 99.0% of total fulfillment costs for the years ended December 31, 2020 and 2019, respectively. Further, approximately 62.0% of the Company’s marketing expenses for the year ended December 31, 2020 are generated from four vendors and 57.6% of the Company’s marketing expenses for the year ended December 31, 2019 are generated from three vendors. The Company does not have any long-term arrangements with these vendors or its other suppliers and service providers to guarantee availability of inventory, content, or services. The loss of the above vendors could have an impact on the operations of the Company until a suitable replacement could be engaged.
16.   Subsequent Events
On April 12, 2021, the Company entered into a revolving promissory note agreement for $10,000 (Credit Facility) and a letter of credit agreement for $400. The interest rate for the Credit Facility is the Prime rate and the revolving promissory note is secured by the assets of the Company. The revolving promissory note matures on June 30, 2023. The letter of credit was terminated in May 2021. The promissory note agreement has certain financial covenants.
On April 14, 2021, the Company terminated its Loan and Security Agreement and paid the balance in full utilizing borrowings under the Credit Facility.
On April 16, 2021, the Company increased its credit line related to the equipment financing agreement discussed in Note 9 an additional $10,000. In addition, the credit line conversion date was extended to the earlier of the equipment project completion or December 1, 2021. The loan matures five years after conversion. During July 2021, an additional $6,000 was added to the available credit on the Company’s equipment finance loan. On September 17, 2021, $1,998 outstanding on the Company’s equipment finance loan was converted to a 60-month term loan to be utilized for retail expansion.
On April 29, 2021, the Company entered into a mortgage loan agreement to purchase a building for a total of $2,200. The loan is secured by the real property financed. The loan matures on April 29, 2026. The loan is payable in monthly installments of principal and interest of $13 commencing on May 29, 2021.
On May 7, 2021, the Board approved a decrease in the participation threshold for several equity incentive unit holders. Such reduction was intended to offset the dilutive effect of the issuance of the Series A Redeemable Preferred Equity and related redemption of common units. The decrease in the participation threshold was accounted for as a modification and resulted in $2,749 of incremental compensation cost, of which $1,666 was recognized during the six months ended June 30, 2021, including a cumulative adjustment at the time of the modification. The remaining incremental compensation will be recognized over the remaining service period of the awards.
On May 14, 2021, the Company entered into a note payable agreement for $365 at an interest rate of 1.07% per annum to repurchase Incentive Units from a former employee. The note matures on May 14, 2025. The loan is payable in four annual installments of principal commencing on May 14, 2021.
During July and September 2021, the Company entered into note payable agreements for $2,588 at an interest rate of approximately 1% per annum to repurchase Incentive Units from former employees. The notes are payable in four annual installment payments.
In September 2021, the Company entered into a manufacturing and purchase agreement to purchase canned beverage product from a third-party supplier. The initial term ends on December 31, 2023, and automatically renews for two consecutive year periods, unless either party provides notice of cancellation at

Authentic Brands LLC
Notes to Consolidated Financial Statements (continued)
(Amounts in Thousands, Except Unit and per Unit Amounts)
December 31, 2020
least 120 days prior to the end of the current term. The initial minimum purchase amount is for approximately $2,250 through December 31, 2022.
On September 29, 2021, the Company made additional borrowings under the Credit Facility of $2,000.
On November 2, 2021, the Company and SilverBox Engaged Merger Corp I (SilverBox) entered into a business combination agreement pursuant to which SilverBox will combine with the Company in a series of transactions resulting in a newly combined publicly traded company. The transaction values the Company at approximately $1.7 billion and is subject to a number of closing conditions. The transaction is expected to close in the first quarter 2022.
On November 2, 2021, the Company entered into an amendment to increase the Credit Facility from $10,000 to $25,000. Interest only payments are due and payable in installments commencing November 30, 2021 and continue regularly until the entire amount outstanding is due on June 30, 2023.
On November 4, 2021, the Company entered into a revolving loan agreement to borrow an aggregate principal amount not to exceed $15,000 (the Promissory Note). The Promissory Note matures on June 30, 2022 (Initial Maturity) with an option to extend the term by one year to June 30, 2023 (Extended Maturity). The Promissory Note accrues interest of 7% per annum until Initial Maturity and then 12% per annum until the Extended Maturity date.
The Company has evaluated events from December 31, 2020 through November 10, 2021, the date the financial statements were available to be issued. Other than those noted above, no other material subsequent events have occurred.

Authentic Brands LLC
Consolidated Balance Sheets
(amounts in thousands, except unit amounts)
	September 30, 2021 (unaudited)	December 31, 2020 (Audited)
Assets
Current assets:
Cash and cash equivalents	$13,992	$35,232
Accounts receivable, net	12,281	3,629
Inventories	23,762	16,041
Prepaid expenses and other current assets	4,439	2,186
Total current assets	54,474	57,088
Property and equipment, net	24,529	14,714
Identifiable intangibles, net	173	191
Restricted cash	—	400
Other	1,129	149
Total assets	$80,305	$72,542
Liabilities and members’ deficit
Current liabilities:
Accounts payable	$15,971	$11,527
Accrued liabilities	21,055	14,676
Accrued sales taxes	1,229	1,387
Deferred revenue and gift card liability	6,145	4,615
Current maturities of long-term debt, net	1,154	866
Current maturities of capital lease obligations	55	469
Total current liabilities	45,609	33,540
Non-current liabilities:
Long-term debt, net	23,163	12,170
Capital lease obligations, net of current maturities	164	727
Other non-current liabilities	255	—
Total non-current liabilities	23,582	12,897
Total liabilities	69,191	46,437
Commitments and Contingencies (Note 5)
Series A preferred equity, less issuance costs (151,406 and 150,000 units authorized, issued and outstanding as of September 30, 2021 and December 31, 2020, respectively)	142,790	128,983
Members’ deficit (18,769 Class A units and 73,890 Class B units authorized, issued and outstanding as of September 30, 2021 and December 31, 2020)	(131,676)	(102,878)
Total liabilities, Series A preferred units and members’ deficit	$80,305	$72,542
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Operations
(amounts in thousands)
(unaudited)
	Nine Months Ended September 30,
	2021	2020
Revenue, net	$161,253	$104,003
Cost of goods sold	96,245	58,565
Gross profit	65,008	45,438
Operating expenses
Marketing and advertising	25,290	15,052
Salaries, wages and benefits	29,755	16,009
General and administrative	17,473	9,982
Total operating expenses	72,518	41,043
Income (loss) from operations	(7,510)	4,395
Other income (expense):
Interest expense	(1,590)	(814)
Other income (expense), net	(5)	(95)
Total other income (expense)	(1,595)	(909)
Earnings (loss) before income taxes	(9,105)	3,486
State income tax expense	133	141
Net income (loss)	$(9,238)	$3,345
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Members’ Deficit
(amounts in thousands)
(unaudited)
	Members’ Interest	Accumulated Earnings (Deficit)	Total
Balance at December 31, 2019	$9,223	$(10,472)	$(1,249)
Equity-based compensation	1,641	—	1,641
Non-employee equity-based compensation	1,009	—	1,009
Net income	—	3,345	3,345
Balance at September 30, 2020	$11,873	$(7,127)	$4,746
Balance at December 31, 2020	$(96,727)	$(6,151)	$(102,878)
Equity-based compensation	2,647	—	2,647
Non-employee equity-based compensation	1,115	—	1,115
Series A preferred discount amortization	(20,369)	—	(20,369)
Repurchase of restricted member units	(2,953)	—	(2,953)
Net loss	—	(9,238)	(9,238)
Balance at September 30, 2021	$(116,287)	$(15,389)	$(131,676)
See notes to consolidated financial statements.

Authentic Brands LLC
Consolidated Statements of Cash Flows
(amounts in thousands)
(unaudited)
	Nine Months Ended September 30,
	2021	2020
Operating activities
Net income (loss)	$(9,238)	$3,345
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,000	985
Equity-based compensation	2,647	1,641
Non-employee equity-based compensation	1,115	1,009
Amortization of debt issuance costs	267	92
Bad debt expense (recovery)	(51)	199
Changes in operating assets and liabilities:
Accounts receivable, net	(8,015)	(3,370)
Inventories	(7,721)	(7,869)
Prepaid expenses and other assets	(2,483)	(350)
Accounts payable	4,444	4,618
Accrued liabilities	4,754	2,580
Accrued sales tax	(158)	(76)
Deferred revenue and gift card liability	1,530	834
Other non-current liabilities	255	—
Net cash provided by (used in) operating activities	(10,654)	3,638
Investing activities
Purchases of property and equipment	$(11,755)	$(7,205)
Net cash used in investing activities	(11,755)	(7,205)
Financing activities
Proceeds from issuance of long-term debt	$17,233	$16,033
Repayment of long-term debt	(9,161)	(6,235)
Cash paid for debt issuance costs	(11)	(525)
Repayment of and restricted cash for capital lease obligations	(1,604)	(318)
Distribution to Series A preferred equity members	(5,688)	—
Net cash provided by financing activities	769	8,955
Net increase (decrease) in cash, cash equivalents, and restricted cash	(21,640)	5,388
Beginning cash, cash equivalents, and restricted cash	35,632	5,035
Ending cash, cash equivalents, and restricted cash	$13,992	$10,423
Non-cash investing and financing activities
Accrued Series A preferred equity distribution and related discount amortization	$14,681	$—
Issuance of note and other payables for repurchase of member units	2,953	—
Capital expenditures financed through credit facilities and capital leases	42	87
Accrued capital expenditures	478	19
Supplemental cash flow information
Cash paid for state income taxes	$150	$32
Cash paid for interest	$528	$768
See notes to consolidated financial statements.

Authentic Brands LLC
Notes to Consolidated Financial Statements
(amounts in thousands, except unit and per unit amounts)
(unaudited)
1.   Organization and Nature of Business
Authentic Brands LLC (individually, Authentic Brands, collectively, the Company), through its wholly owned subsidiaries, purchases, roasts, and sells high quality coffee, coffee accessories, and branded apparel through its online channels and business networks. In addition, the Company develops and promotes online content for the purpose of growing its brands.
Good Beans, LLC (Good Beans) is a wholly owned subsidiary of Authentic Brands LLC. Good Beans is a holding company for its wholly owned subsidiaries, Black Rifle Coffee Company, LLC (BRCC), Grounds and Hounds Coffee Company, LLC (GHCC), Signal Mountain Media Works, LLC (Signal Mountain), Free Range American Media Company, LLC (FRA), and Independent Coffee Solutions, LLC.
2.   Summary of Significant Accounting Policies
There have been no significant changes in the Company’s accounting policies during the nine months ended September 30, 2021.
Basis of Presentation and Consolidation
The Company has prepared the accompanying unaudited consolidated financial statements in accordance with generally accepted accounting principles in the United States of America (US GAAP) for interim financial information. The unaudited consolidated financial statements reflect the financial position and operating results of the Company including wholly-owned subsidiaries. These financial statements reflect all normal and recurring adjustments that are, in the opinion of management, necessary for a fair statement of the operating results for the interim periods. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2020.
Use of Estimates
The preparation of unaudited consolidated financial statements in conformity with US GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent liabilities in the consolidated financial statements and accompanying notes. Such estimates include but are not limited to estimated losses on accounts receivable, inventory reserves, undiscounted future cash flows and the fair value of assets or asset groups for the purpose of assessing impairment of long-lived assets, liabilities for contingencies, equity-based compensation, estimates for sales returns and related allowance, and deferred revenue. Actual results could differ materially from those estimates.
Revenue from Contracts with Customers
The following table disaggregates revenue by channel:
	Nine Months Ended September 30,
	2021	2020
Direct to Consumer	$115,656	$89,473
Wholesale	38,608	13,493
Outpost	6,989	1,037
Total revenue, net	$161,253	$104,003

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
No single customer represents more than 10% of revenue for the nine months ended September 30, 2021 and 2020.
Loyalty Rewards Program
In August 2020, BRCC established its BRCC Loyalty Points rewards program (the Loyalty Program), which is primarily a spend-based program. BRCC’s customers who establish an online account are enrolled in the Loyalty Program. Under the program, there are two levels in which customers can participate. Subscription customers (in the BRCC Coffee Club or subscribed to another subscription product type) are considered to be in the highest tier and earn 3% on purchases. Non-subscription customers earn 1% on purchases. In addition to earning points on purchases, customers can earn points through other activities. BRCC reserves the right in its sole discretion to modify, change, add, or remove activities which can be accomplished to earn points at any time. Under the Loyalty Program, customers may redeem rewards as they reach minimum thresholds per reward. BRCC reserves the right to modify, change, add, or remove rewards and their points thresholds at any time. BRCC loyalty points expire if there is no account activity (i.e., if there is no new purchase made or order placed) in a period of twelve months. Conversion of rewards are non-changeable after redemption, have no cash value, and are non-transferrable.
The Company defers revenue associated with the points earned through purchases that are expected to be redeemed, net of estimated unredeemed loyalty points. When a customer redeems an earned reward, the Company recognizes revenue for the redeemed product and reduces the related deferred revenue liability. The deferred revenue liability is included in Deferred revenue and gift card liability on the unaudited consolidated balance sheets.
For those points that are earned through other activities, the Company recognizes the redemption of these points as a discount to the transaction price at time of sale.
The following table provides information about deferred revenue, gift cards, and Loyalty Program, including changes in deferred revenue balances during the nine months ended September 30, 2021 and 2020:
	Nine Months Ended September 30,
	2021	2020
Balance at beginning of year	$4,615	$1,300
Sales of gift cards	313	74
Redemption of gift cards	(330)	(62)
Increase from deferral of revenue	3,269	1,086
Decrease from revenue recognition	(3,507)	(395)
Loyalty Program points earned	2,298	131
Loyalty Program points redeemed/expired	(513)	—
Ending balance as of nine-months period	$6,145	$2,134
Cash, Cash Equivalents and Restricted Cash
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents also include proceeds due from credit card transactions with settlement terms of less than five days. The Company maintains cash and cash equivalent balances with financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances, and it believes credit risk to be minimal.

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
The Company’s restricted cash balance reflected a certificate of deposit related to a letter of credit established in conjunction with the execution of a building lease agreement. The requirement under the lease was waived in 2021 and the cash is no longer restricted. In May 2021, the letter of credit was terminated.
The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported in the unaudited consolidated balance sheet to the total amounts reported in the statements of cash flows.
	September 30, 2021	December 31, 2020
Cash	$12,848	$34,207
Proceeds from credit card transactions in transit	1,144	1,025
Restricted cash	—	400
Total cash and cash equivalents and restricted cash	$13,992	$35,632
Accounts Receivable
Accounts receivable consist primarily of trade amounts due from business customers at period end. Accounts receivable are recorded at invoiced amounts and do not bear interest. From time to time, the Company grants credit to some of its business customers on normal credit terms. The Company maintains an allowance for doubtful accounts receivable based upon its business customers’ financial condition and payment history, and its historical collection experience and expected collectability of accounts receivable. The allowance for doubtful accounts receivable was $121 and $176 as of September 30, 2021 and December 31, 2020, respectively.
Inventories
Inventories are stated at the lower of standard cost, which approximates First In — First Out (FIFO), or net realizable value. The Company records inventory reserves for obsolete and slow-moving inventory. Inventory reserves are based on inventory obsolescence trends, historical experience and application of the specific identification method. Finished goods includes allocations of labor and occupancy expenses.
Concentrations of Credit Risk
The Company’s assets that are potentially subject to concentrations of credit risk are cash and accounts receivable. Cash balances are maintained in financial institutions which at times exceed federally insured limits. The Company monitors the financial condition of the financial institutions in which accounts are maintained and has not experienced any losses in such accounts. The accounts receivable of the Company are spread over a number of customers, of which three customers account for 46% of total outstanding receivables as of September 30, 2021 and two customers account for 54% of total outstanding receivables as of December 31, 2020. The Company performs ongoing credit evaluations as to the financial condition of its customers and creditors with respect to trade accounts.
Fair Value Measurements
The Company’s financial instruments consist primarily of accounts receivable, accounts payable and long-term debt. The carrying amounts of accounts receivable and accounts payable are representative of their respective fair values due to the short-term maturity of these instruments. The fair value of variable rate long-term debt is based upon the current market rates for debt with similar credit risk and maturity, which approximated its carrying value, as interest is based upon the LIBOR or Prime rates plus an applicable floating margin. In measuring fair value, the Company reflects the impact of credit risk on liabilities, as well as any collateral. The Company also considers the credit standing of counterparties in measuring the fair value of assets.

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
The Company uses any of three valuation techniques to measure fair value: the market approach, the income approach, and the cost approach in determining the appropriate valuation technique based on the nature of the asset or liability being measured and the reliability of the inputs used in arriving at fair value.
The Company follows the provisions of ASC 820, Fair Value Measurements (ASC 820) for non- financial assets and liabilities measured on a non-recurring basis.
The inputs used in applying valuation techniques include assumptions that market participants would use in pricing the asset or liability (i.e., assumptions about risk). Inputs may be observable or unobservable. The Company uses observable inputs in the Company’s valuation techniques and classifies those inputs in accordance with the fair value hierarchy established by applicable accounting guidance, which prioritizes those inputs. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).
The three levels are defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
Redeemable Preferred Equity
The Company accounts for its preferred equity as temporary equity, given the Series A preferred units are probable of becoming redeemable (i.e., exercise of the exit rights is the passage of time). The Series A preferred units are subsequently remeasured by accreting changes in the redemption value from the date of issuance to the expected redemption date using the effective interest method. The Company determined that the expected redemption date is March 2022.
New Accounting Pronouncements
In February 2016, the FASB issued ASU 2016-02, Leases (Subtopic 842). Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current US GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current US GAAP, which requires only capital leases to be recognized on the balance sheet, ASU 2016-02 will require both types of leases to be recognized on the balance sheet. ASU 2016-02 also will require disclosures to help investors and other financial statement users to better understand the amount, timing and uncertainty of cash flows arising from leases. These disclosures include qualitative and quantitative requirements, providing additional information about the amounts recorded in the financial statements. The guidance is effective for the Company for the year beginning after December 15, 2021. Early adoption of the amendments of ASU 2016-02 is permitted for all entities is to be applied using the modified retrospective approach.

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
The Company is currently evaluating the standard and the impact on its consolidated financial statements and footnote disclosures.
3.   Certain Balance Sheet Accounts
Inventories
Inventories consist of the following:
	September 30,2021	December 31,2020
Coffee:
Unroasted	$2,526	$2,054
Finished Goods	8,764	4,993
Ready-to-Drink	4,668	2,672
In transit	—	1,098
Apparel and other merchandise	7,804	5,224
Inventories	$23,762	$16,041
Property and Equipment, net
Property and equipment, net consists of the following:
	September 30, 2021	December 31,2020
Land	$2,196	$2,086
Building and leasehold improvements	10,062	5,291
Computer equipment and software	3,119	1,944
Machinery and equipment	8,141	4,808
Vehicles	808	721
Furniture and Fixtures	834	714
Construction in progress	4,155	1,953
	29,315	17,517
Less: accumulated depreciation and amortization	(4,786)	(2,803)
Property and Equipment, net	$24,529	$14,714
The Company’s depreciation expense for the nine months ended September 30, 2021 and 2020 was $1,983 and $831, respectively. The portion of depreciation expense related to production and distribution facilities is included in cost of goods sold including occupancy costs on the consolidated statements of operations. For the nine months ended September 30, 2021, depreciation expense included in cost of goods sold and general and administrative expenses in the accompanying consolidated statements of operations totaled $549 and $1,434, respectively. For the nine months ended September 30, 2020, depreciation expense included in cost of goods sold and general and administrative expenses in the accompanying consolidated statements of operations totaled $430 and $401, respectively.
Other Assets
In August 2021, the Company entered into an agreement with a related party, where by the Company agreed to reimburse the related party for initial direct costs incurred totaling $1,000 for establishing retail

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
coffee shop locations in the Phoenix, Arizonia metropolitan area. The costs associated with this agreement are included in Other assets for the respective retail coffee shops and will be amortized over the life of the completed lease agreements.
Accrued Liabilities
Accrued liabilities consist of the following:
	September 30, 2021	December 31, 2020
Accrued compensation and benefits	$5,446	$5,159
Accrued marketing	7,218	4,304
Accrued Series A preferred equity distribution	1,313	438
Accrued freight	839	1,394
Credit card liabilities	2,509	1,340
Other accrued expenses	3,730	2,041
Total	$21,055	$14,676
4.   Long-Term Debt
The Company’s credit facilities and debt balances were as follows:
	September 30, 2021	December 31, 2020
Mortgages	$7,448	$5,423
Equipment financing loan	3,535	1,007
Retail Facility	1,998	—
Loan and security agreement	—	6,500
Credit Facility	8,502	—
Notes payable	3,037	565
Total principal	24,520	13,495
Less debt issuance costs	(203)	(459)
Long-term debt, net	$24,317	$13,036
Current maturities:
Current maturities of principal	1,190	1,030
Less current portion of debt issuance costs	(36)	(164)
Current maturities of long-term debt, net	$1,154	$866
Long-term debt:
Non-current principal	23,330	12,465
Non-current portion of debt issuance costs	(167)	(295)
Long-term debt, net	$23,163	$12,170
Future contractual maturities of credit facilities and debt as of September 30, 2021 are as follows:
Remainder of 2021	$293
2022	2,193
2023	10,510
2024	1,908
2025	6,460
Thereafter	3,156
$24,520

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
Debt Issuance Costs
The Company capitalizes fees associated with the origination of its credit facilities which are presented in the unaudited consolidated balance sheets as a direct deduction from the carrying amount of the related loans. Amortization of the debt issuance costs for the nine months ended September 30, 2021 and 2020 was $267 and $92, respectively, and are included in interest expense in the unaudited consolidated statement of operations.
Mortgages
In April 2021, the Company entered into a mortgage loan agreement to purchase a building for a total of $2,200 at an interest rate of 3.60% per annum. The loan is secured by the real property financed. The loan matures on April 29, 2026. The loan is payable in monthly installments of principal and interest of $13 commencing on May 29, 2021.
The mortgage loan requires quarterly financial covenants related to fixed charge coverage, cash flows, and dividends and distributions. As of September 30, 2021, the Company was in compliance with all covenants related to this and existing mortgage loan agreements.
Equipment Financing Loan
In July 2020, the Company entered into an equipment financing agreement which provided a credit line totaling $3,250 at an interest rate of LIBOR plus 3.5%. The credit line is secured by the equipment financed. The equipment financing agreement matures the earlier of (i) five years subsequent to the equipment project completion or (ii) August 1, 2026.
In April 2021, the Company increased its equipment credit line by $10,000. Further, in July 2021, an additional $6,000 was added to the available credit on the equipment finance loan. In September 2021, $1,998 outstanding on the equipment credit line was converted to a 60-month term loan to be utilized for retail expansion (Retail Facility). As of September 30, 2021, the Company has available credit under the equipment credit line and the Retail Facility of $9,715 and $4,002, respectively.
Loan and Security Agreement and Credit Facility
In April 2021, the Company entered into a $10,000 revolving line of credit agreement (Credit Facility). Borrowings under the Credit Facility were used to pay off the Loan and Security Agreement of $6,500. The interest rate for the Credit Facility is the Prime rate and was 3.25% at September 30, 2021. The Credit Facility matures on June 30, 2023. Borrowings under the Credit Facility are subject to a borrowing base on qualified collateral values. As of September 30, 2021, the Company has available credit under the Credit Facility of $782.
Notes Payable
In December 2019, the Company entered into a note payable agreement for $1,000 due January 5, 2022. The note is payable in monthly installments of principal and interest of $46 and carries an interest rate of 9.0%. As of September 30, 2021, the outstanding balance on this note payable is $176.
In May 2021, the Company entered into a note payable agreement for $365 at an interest rate of 1.07% per annum. The note matures on May 14, 2025. The loan is payable in four annual installments of principal commencing on May 14, 2021. As of September 30, 2021, the outstanding balance on this note payable is $273.
In July and September 2021, the Company entered into note payable agreements for $2,588 at an interest rate of approximately 1% per annum to repurchase Incentive Units from former employees. The notes are payable in four annual installment payments.

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
5.   Commitments and Contingencies
Leases
The Company leases certain property and equipment under non-cancelable capital and operating leases which expire at various dates through and after December 2026. The Company’s operating leases relate to roasting facilities in Tennessee and retail stores.
In June 2018, the Company entered into a lease agreement to lease equipment for $1,863 at an implicit interest rate of 6.6% (the Machinery and Equipment Lease). The lease maturity was October 31, 2022 and was secured by the assets purchased. The lease was accounted for as a capital lease due to the present value of minimum lease payments being greater than 90% value of the assets. In August 2021, the Company borrowed $1,226 under the Equipment financing loan to buyout the equipment pledged under the Machinery and Equipment Lease. The Company incurred $669 of debt extinguishment cost representing the difference between the lease liability and the fair value of the machinery and equipment. The debt extinguishment cost is reported in interest expense in the unaudited consolidated statement of operations.
The Company has vehicle leases that are accounted for as capital leases based on the lease term representing greater than 75% of the economic life of the assets. The period of these leases is between 60 and 72 months and have interest rates between 3.9% and 12.6%.
Total rent expense for the nine months ended September 30, 2021 and 2020 was $563 and $362, respectively.
As of September 30, 2021, future minimum lease payments under non-cancelable operating leases are as follows:
Operating
Remainder of 2021	$305
2022	1,766
2023	2,370
2024	2,229
2025	2,170
Total minimum lease payments	$8,840
As of September 30, 2021, future minimum lease payments under non-cancelable capital leases are as follows:
Capital
Remainder of 2021	$21
2022	85
2023	64
2024	70
2025	17
Total minimum lease payments	257
Less: amount representing interest	38
Present value of net minimum lease payments	219
Less: current portion	55
Capital lease obligations, net of current maturities	$164

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
The following describes property and equipment which have been classified as capital leases:
	September 30, 2021	December 31,2020
Vehicles	$433	$481
Machinery and equipment	—	1,732
	433	2,213
Less: accumulated amortization	164	801
Total	$269	$1,412
Depreciation expense of assets recorded under capital leases for the nine months ended September 30, 2021 and 2020 was $239 and $257, respectively.
In September 2021, the Company entered into a manufacturing and purchase agreement to purchase canned beverage product from a third-party supplier. The initial term ends on December 31, 2023, and automatically renews for two consecutive year periods, unless either party provides notice of cancellation at least 120 days prior to the end of the current term. The initial minimum purchase amount is approximately $2,250 through December 31, 2022.
Contingencies
The Company is the subject of various legal actions in the ordinary course of business. These actions typically seek, among other things, compensation for alleged personal injury, breach of contract, property damage, punitive damages, civil penalties or other losses, or injunctive or declaratory relief. With respect to such lawsuits, the Company accrues reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. The Company does not believe any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on results of operations, cash flows or financial condition.
The Company could be subject to additional sales tax or other tax liabilities. Based on the 2018 Supreme Court decision in South Dakota v. Wayfair Inc., an increasing number of states have considered or adopted laws or administrative practices, with or without notice, that impose new taxes on remote sellers to collect transaction taxes such as sales, consumption, or similar taxes. Failure to comply with such laws or administrative practices, or a successful assertion by suchstates requiring the Company to collect taxes where it does not, could result in substantial tax liabilities, including for past sales, as well as penalties and interest. New taxes could also create significant increases in internal costs necessary to capture data and collect and remit taxes. Furthermore, more jurisdictions are considering laws or administrative practices to assess new taxes on all or a portion of gross revenue or other similar amounts. The Company follows the guidelines of ASC 450, Accounting for Contingencies, and the consolidated financial statements reflect the current impact of such legislation through the Company’s best estimates. However, any of these events could have a material effect on the Company’s business and operating results depending on the previous periods of applied enforcement by certain jurisdictions.
The Company is also subject to U.S. (federal and state) laws, regulations, and administrative practices that require us to collect information from its customers, vendors, merchants, and other third parties for tax reporting purposes and report such information to various government agencies. The scope of such requirements continues to expand, requiring us to develop and implement new compliance systems. Failure to comply with such laws and regulations could result in significant penalties and interest which might have an adverse effect on the Company’s business and operating results.
The Company has accrued $626 and $628 related to potential sales and other tax exposure as of September 30, 2021 and December 31, 2020, respectively, which is included in accrued sales taxes on the accompanying consolidated balance sheets.

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
6.   Series A Redeemable Preferred Equity
In December 2020, the Company entered into a purchase agreement under which various parties agreed to purchase 150,000 Series A preferred units and 3,425 Class B common units for an aggregate purchase price of $150,000. Concurrently, the Company utilized $125,000 of the proceeds to redeem existing common equity and incentive units.
The Company recorded the Series A preferred units and Class B common units at their relative fair values on the date of issuance, net of issuance costs. The Company classified the Series A preferred units outside of members’ deficit because, in the event certain circumstances occurred in connection with certain liquidation events, the shares would become redeemable at the option of the holders.
7.   Equity-Based Compensation
The Company maintains an equity incentive plan (the Plan) under which it may grant incentive units (Incentive Units) to employees or non-employee directors. The board has the authority to determine the terms and conditions of each grant. In connection with the Plan, 200,000 non-voting units have been authorized. These units may contain certain service and performance related vesting provisions. The Incentive Units are awarded to eligible employees and non-employee directors and entitle the grantee to receive non-voting member units upon vesting, subject solely to the employee’s continuing employment or the non-employee director’s continuing service on the board.
In May 2021, the Board approved a decrease in the participation threshold for equity incentive unit holders. The decrease was intended to offset the dilutive effect of the issuance of the Series A Redeemable Preferred Equity and related redemption of common units. The decrease in the participation threshold was accounted for as a modification and resulted in $2,749 of incremental compensation cost, of which $1,868 was recognized during the nine months ended September 30, 2021 including a cumulative adjustment at the time of the modification. The remaining incremental compensation will be recognized over the remaining service period of the awards.
In September 2021, the Company amended and restated the Plan to expand the definition of “Change in Control.” The Company concluded that the vesting conditions of awards had changed and that a modification had occurred for all awards under the Plan. As the awards were expected to vest under their original terms as well as under their modified terms, no additional incremental compensation expense was recognized.
The following table summarizes the changes in the number of incentive units for the nine months ended September 30, 2021:
	Incentive Units	Weighted Average Grant Date Fair Value	Total Value
Granted and Outstanding at January 1, 2021	174,503	$38.82	$6,773
Granted	18,400	215.31	3,962
Forfeited	(10,709)	100.66	(1,078)
Repurchased	(6,202)	476.06	(2,953)
Granted and Outstanding at September 30, 2021	175,992	$38.09	$6,704

Authentic Brands LLC
Notes to Consolidated Financial Statements (Continued)
(amounts in thousands, except unit and per unit amounts)
(unaudited)
In the nine months ended September 30, 2021, the Company repurchased vested Incentive Units of several former employees. The cash transferred to repurchase the units was equal to the units’ fair value at the time of the transaction. As such, no additional compensation charge was recorded; additionally, there was no deemed contribution.
As of September 30, 2021, the Company maintained 24,008 Incentive Units available for granting and total unrecognized equity compensation expense related to nonvested Incentive Units to be recognized over a weighted average period of 3.3 years was $6,069.
8.   Subsequent Events
On November 2, 2021, the Company and SilverBox Engaged Merger Corp I (SilverBox) entered into a business combination agreement pursuant to which SilverBox will combine with the Company in a series of transactions resulting in a newly combined publicly traded company. The transaction values the Company at approximately $1.7 billion and is subject to a number of closing conditions. The transaction is expected to close in the first quarter 2022.
On November 2, 2021, the Company entered into an amendment to increase the Credit Facility from $10,000 to $25,000. Interest only payments are due and payable in installments commencing November 30, 2021 and continue regularly until the entire amount outstanding is due on June 30, 2023.
On November 4, 2021, the Company entered into a revolving loan agreement to borrow an aggregate principal amount not to exceed $15,000 (the Promissory Note). The Promissory Note matures on June 30, 2022 (Initial Maturity) with an option to extend the term by one year to June 30, 2023 (Extended Maturity). The Promissory Note accrues interest of 7% per annum until Initial Maturity and then 12% per annum until the Extended Maturity date.
On November 8, 2021, the Company borrowed $10,000 under the Promissory Note.
On November 23, 2021, the Company entered into a manufacturing and purchase agreement to purchase coffee product from a third-party supplier. The term remains in effect until December 31, 2023. The minimum purchase amount is based on quantity and will range from approximately $8,800 to $10,400 on an annual basis.
The Company has evaluated events through December 14, 2021, the date the financial statements were available to be issued. Other than those noted above, no other material subsequent events have occurred.

ANNEX A
Execution Version
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
SILVERBOX ENGAGED MERGER CORP I,
BRC INC.,
SBEA MERGER SUB LLC,
BRCC BLOCKER MERGER SUB LLC,
GRAND OPAL INVESTMENT HOLDINGS, INC.
AND
AUTHENTIC BRANDS, LLC
DATED AS OF NOVEMBER 2, 2021

BUSINESS COMBINATION AGREEMENT
This BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of November 2, 2021, is made by and among SilverBox Engaged Merger Corp I, a Delaware corporation (“SilverBox”), BRC Inc., a Delaware corporation and wholly owned subsidiary of SilverBox (“Pubco”), SBEA Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Merger Sub 1”), BRCC Blocker Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of SilverBox (“Merger Sub 2”), Grand Opal Investment Holdings, Inc., a Delaware corporation (“Blocker Corp”), and Authentic Brands, LLC, a Delaware limited liability company (the “Company”). SilverBox, Pubco, Merger Sub 1, Merger Sub 2, Blocker Corp and the Company shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.
WHEREAS, (a) SilverBox is a blank check company incorporated as a Delaware corporation on December 31, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, (b) Pubco is, as of the date of this Agreement, a wholly owned Subsidiary of SilverBox that was formed for purposes of consummating the transactions contemplated by this Agreement and the Ancillary Documents, (c) Merger Sub 1 is, as of the date of this Agreement, a wholly owned Subsidiary of Pubco that was formed for purposes of consummating the transactions contemplated by this Agreement and the Ancillary Documents, and (d) Merger Sub 2 is, as of the date of this Agreement, a wholly owned Subsidiary of SilverBox that was formed for purposes of consummating the transactions contemplated by this Agreement and the Ancillary Documents;
WHEREAS, the Company is engaged in the business of sourcing, processing, manufacturing, packaging, distributing, marketing and selling coffee and other food and beverage products, and related merchandise and apparel, and designing, owning, operating, licensing and franchising coffee-based retail establishments, or any activities, services or products incidental or attendant thereto, including media enterprises based on persons associated with the Group Companies, Company values and such business (the “Business” or the “business of the Group Companies”);
WHEREAS, pursuant to the Governing Documents of SilverBox, SilverBox is required to provide an opportunity for its shareholders to have their outstanding SilverBox Class A Shares redeemed on the terms and subject to the conditions set forth therein in connection with obtaining the SilverBox Shareholder Approval;
WHEREAS, as of the date of this Agreement, SilverBox Engaged Sponsor LLC, a Delaware limited liability company (the “Sponsor”) owns 8,625,000 SilverBox Class B Shares and 6,266,667 SilverBox Warrants;
WHEREAS, concurrently with the execution of this Agreement, Engaged Capital, LLC, a Delaware limited liability company (“Engaged Capital”), SilverBox and the Company are entering into that certain Amended and Restated Forward Purchase Agreement (as amended, restated, or otherwise modified from time to time, the “Forward Purchase Agreement”), pursuant to which, among other things, (a) Engaged Capital, acting in its capacity as investment advisor on behalf of investment funds and accounts managed by Engaged Capital (collectively, the “FPA Investors”), has agreed to subscribe for and purchase substantially concurrently with the Closing, and SilverBox has agreed to issue and sell to the FPA Investors, 10,000,000 SilverBox Class C Shares set forth in the Forward Purchase Agreement for an aggregate purchase price of $100,000,000 (the “FPA Financing Amount” and, the equity financing under the Forward Purchase Agreement, the “FPA Financing”), and (b) Engaged Capital and SilverBox have agreed to make the Company a party to the Forward Purchase Agreement and grant the Company a right of specific performance in respect thereof, in each case, on the terms and subject to the conditions set forth in the Forward Purchase Agreement;
WHEREAS, concurrently with the execution of this Agreement, each of the investors set forth on Annex A (collectively, the “PIPE Investors”) are entering into a subscription agreement with SilverBox, substantially in the form attached hereto as Exhibit A (collectively, the “Subscription Agreements”), pursuant to which, among other things, each PIPE Investor has agreed to subscribe for and purchase prior to the

Closing, and SilverBox has agreed to issue and sell to each such PIPE Investor prior to the Closing, the number of SilverBox Class C Shares set forth in the applicable Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under all Subscription Agreements, collectively, the “PIPE Financing Amount” and, the equity financing under all Subscription Agreements, collectively, the “PIPE Financing”), on the terms and subject to the conditions set forth in the applicable Subscription Agreement;
WHEREAS, concurrently with the execution of this Agreement, the Sponsor, SilverBox and the Company are entering into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor has agreed (a) to vote in favor of this Agreement and the transactions contemplated hereby, (b) not to redeem any SilverBox Class A Shares held thereby in connection with the transactions contemplated by this Agreement, (c) to certain adjustments with respect to the Equity Securities of SilverBox held by the Sponsor, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement and (d) to waive any adjustment to the conversion ratio at which the SilverBox Class B Shares convert into SilverBox Class A Shares set forth in the Governing Documents of SilverBox, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement;
WHEREAS, Blocker Corp is a holder of Existing Company Preferred Units and Existing Company Common Units;
WHEREAS, on the Closing Date, prior to the consummation of the Blocker Merger, and on the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (as amended, the “DGCL”), the Limited Liability Company Act of the State of Delaware (as amended, “DLLCA”) and other applicable Laws, SilverBox will merge with and into Merger Sub 1 (the “Pubco Merger”), with Merger Sub 1 being the surviving entity of the Pubco Merger, as a result of which, among other things, (a) each SilverBox Class A Share outstanding immediately prior to the Pubco Merger shall no longer be outstanding and shall automatically be converted into the right of the holder thereof to receive a share of Class A common stock, par value $0.0001 per share (each, a “Pubco Class A Share”) of Pubco on a one-for-one basis, (b) each SilverBox Class B Share outstanding immediately prior to the Pubco Merger shall no longer be outstanding and shall automatically be converted into the right of the holder thereof to receive a combination of Pubco Class A Shares and shares of Class C common stock (designated as Series C-1 Common Stock and Series C-2 Common Stock), par value $0.0001 per share (each, a “Pubco Class C Share”), and (c) each outstanding warrant (each, a “SilverBox Warrant”) to purchase SilverBox Class A Shares outstanding immediately prior to the Pubco Merger will become a warrant of Pubco (each, a “Pubco Warrant”) exercisable for Pubco Class A Shares on a one-for-one basis;
WHEREAS, on the Closing Date, prior to the entry into the Amended and Restated Company LLC Agreement, and on the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the DLLCA and other applicable Laws, Merger Sub 2 will merge with and into Blocker Corp (the “Blocker Merger”), with Blocker Corp being the surviving entity of the Blocker Merger, as a result of which, among other things, (a) the Blocker Corp Shareholders shall receive, on a pro rata basis in exchange for all of the issued and outstanding shares of common stock (collectively, the “Blocker Corp Shares”) of Blocker Corp, a combination of Pubco Class A Shares, Pubco Class C Shares, and cash, the aggregate value of which shall be equal to (i) the aggregate price per Existing Company Preferred Unit and Existing Company Common Unit to be received, as applicable, by the other Existing Company Unitholders in connection with the consummation of the transactions contemplated by this Agreement multiplied by (ii) the number of Existing Company Preferred Units and Existing Company Common Units owned by Blocker Corp (the “Blocker Merger Consideration”), and (b) at or prior to the consummation of the Blocker Merger, Blocker Corp shall distribute any and all of its available cash to the Blocker Corp Shareholders;
WHEREAS, on the Closing Date, simultaneously with the consummation of the Business Combination, the Company shall amend and restate the Company LLC Agreement to be substantially in the form attached hereto as Exhibit B (the “Amended and Restated Company LLC Agreement”), pursuant to which (a) the issued and outstanding Existing Company Units shall be recapitalized (excluding the Existing Company Preferred Units then held by the Existing Company Unitholders, other than Blocker Corp, whose Existing Company Preferred Units shall be included in such recapitalization) into (i) an aggregate number of

Company Common Units equal to the Fully Diluted Company Units and (ii) 20,000,000 Company Restricted Units and (b) the Company shall be authorized to issue an additional 1,241,250 Company Restricted Units;
WHEREAS, on the Closing Date, following the effectiveness of the Amended and Restated Company LLC Agreement, (a) the Company shall issue Company Common Units and Company Restricted Units (as adjusted pursuant to the Sponsor Letter Agreement) to Pubco in exchange for a combination of shares of Class B common stock, par value $0.0001 per share (each, a “Pubco Class B Share” and, together with the Pubco Class A Shares and the Pubco Class C Shares, collectively, the “Pubco Common Stock”), of Pubco and cash, (b) Pubco shall be admitted as the managing member of the Company, (c) the Company shall redeem all of the issued and outstanding Existing Company Preferred Units (other than Existing Company Preferred Units held by Blocker Corp) and distribute cash to the holders thereof in exchange therefor; (d) the Company shall distribute the Pubco Class B Shares to certain of the Existing Company Unitholders; (e) the Company shall distribute cash to certain of the Existing Company Unitholders in exchange for a portion of the Company Common Units held by such Existing Company Unitholders, in each case, on the terms and subject to the conditions set forth in this Agreement (collectively, the “Business Combination”); and (f) the Existing Company Unitholders shall have the right (but not the obligation) to exchange Company Common Units for Pubco Class A Shares at the Closing without any further action by any Person;
WHEREAS, on the Closing Date, in connection with the Business Combination, the Company shall consummate the Recapitalization (as defined in the Amended and Restated Company LLC Agreement), pursuant to which, among other things, a portion of the Existing Company Units shall be converted into Company Restricted Units, which shall be subject to vesting, forfeiture and other terms and conditions as set forth in the Amended and Restated Company LLC Agreement;
WHEREAS, at the Closing, Pubco, the Company and the other parties thereto will enter into a tax receivable agreement, substantially in the form attached hereto as Exhibit C (the “Tax Receivable Agreement”);
WHEREAS, at the Closing, Pubco, the Sponsor, the Existing Company Unitholders and the Company will enter into an investor rights agreement, substantially in the form attached hereto as Exhibit D (the “Investor Rights Agreement”), pursuant to which, among other things, the Existing Company Unitholders will be granted certain registration rights with respect to their respective shares of Pubco Common Stock, will agree not to effect certain sales or transfers of a portion of the Equity Securities of Pubco held by any of them during the lock-up period described therein, will agree to be bound by certain voting obligations with respect to election of Directors and will agree on certain other corporate governance matters, in each case, on the terms and subject to the conditions therein;
WHEREAS, the board of directors of SilverBox (the “SilverBox Board”) has (a) approved this Agreement, the Ancillary Documents to which SilverBox is or will be a party and the transactions contemplated hereby and thereby and (b) unanimously recommended, among other things, approval of this Agreement and the transactions contemplated by this Agreement by the holders of SilverBox Shares entitled to vote thereon;
WHEREAS, each of the boards of directors or boards of managers (as applicable) of Pubco, Merger Sub 1 and Merger Sub 2 has approved this Agreement, the Ancillary Documents to which Pubco, Merger Sub 1 or Merger Sub 2 (as the case may be) is or will be a party and the transactions contemplated hereby and thereby;
WHEREAS, (a) SilverBox, as the sole stockholder of Pubco and Merger Sub 2, will as promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, approve this Agreement, the Ancillary Documents to which Pubco or Merger Sub 2 (as applicable) is or will be a party and the transactions contemplated hereby and thereby, and (b) Pubco, as the sole member of Merger Sub 1, will as promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, approve this Agreement, the Ancillary Documents to which Merger Sub 1 is or will be a party and the transactions contemplated hereby and thereby;
WHEREAS, each of the boards of directors of Blocker Corp and the Company has (a) approved this Agreement, the Ancillary Documents to which Blocker Corp or the Company (as the case may be) is or will be a party and the transactions contemplated hereby and thereby and (b) recommended, among other things, the approval of this Agreement, the Ancillary Documents to which Blocker Corp or the Company (as the case may be) is or will be a party and the transactions contemplated hereby and thereby by the Blocker Corp Shareholders and the Existing Company Unitholders, respectively, entitled to vote thereon;
WHEREAS, concurrently with the execution of this Agreement, each Blocker Corp Shareholder and Existing Company Unitholder listed on Annex B attached hereto (collectively, the “Supporting Equityholders”) has duly executed and delivered to SilverBox a transaction support agreement (collectively, the “Transaction Support Agreements”), pursuant to which, among other things, each such Supporting Equityholder has agreed to, among other things, support and vote in favor of this Agreement, the Ancillary Documents to which Blocker Corp or the Company (as the case may be) is or will be a party and the transactions contemplated hereby and thereby;
WHEREAS, each of the Parties intends, for U.S. federal income Tax purposes, that the Pubco Merger constitute a transaction that qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and that this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) (collectively, the “Intended Tax Treatment”).
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
ARTICLE 1
CERTAIN DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the following terms have the respective meanings set forth below.
“Additional Audited Financial Statements” has the meaning set forth in Section 5.16(a).
“Additional SilverBox SEC Reports” has the meaning set forth in Section 4.8.
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Aggregate Cash Raised” means an amount equal to (a) the aggregate cash proceeds available for release to SilverBox from the Trust Account in connection with the transactions contemplated hereby (after, for the avoidance of doubt, giving effect to all of the SilverBox Shareholder Redemptions) plus (b) the Aggregate Closing PIPE Proceeds.
“Aggregate Closing PIPE Proceeds” means the aggregate cash proceeds actually received by any SilverBox Party in respect of the PIPE Financing and the FPA Financing (whether prior to or on the Closing Date).
“Aggregate Company Units” means collectively, the aggregate number of Company Common Units equal to (a) the Net Equity Value divided by (b) $10.00.
“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.
“Amended and Restated Company LLC Agreement” has the meaning set forth in the recitals to this Agreement.
“Amended and Restated Pubco Bylaws” has the meaning set forth in Section 5.20.
“Amended and Restated Pubco Charter” has the meaning set forth in Section 5.20.
“Amended and Restated SilverBox Certificate of Incorporation” has the meaning set forth in Section 2.1(a).

“Ancillary Documents” means the Subscription Agreements, the Forward Purchase Agreement, the Tax Receivable Agreement, the Investor Rights Agreement, the Sponsor Letter Agreement, the Transaction Support Agreements and each other agreement, document, instrument or certificate contemplated by this Agreement executed or to be executed in connection with the transactions contemplated hereby.
“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA), (b) the UK Bribery Act of 2010 and (c) any other applicable anti-bribery or anti-corruption Laws related to combatting bribery, corruption and money laundering.
“Blocker Certificate of Merger” has the meaning set forth in Section 2.2(a)(ii).
“Blocker Corp” has the meaning set forth in the introductory paragraph to this Agreement.
“Blocker Corp Shareholder Written Consent” has the meaning set forth in Section 5.12(a).
“Blocker Corp Shareholder Written Consent Deadline” has the meaning set forth in Section 5.12(a).
“Blocker Corp Shareholders” means, collectively, the holders of shares of capital stock of Blocker Corp as of any time of determination prior to the Effective Time.
“Blocker Merger Consideration” has the meaning set forth in the recitals to this Agreement.
“Blocker Plan of Merger” has the meaning set forth in Section 2.2(a)(ii).
“Business” or the “business of the Group Companies” has the meaning set forth in the recitals to this Agreement.
“Business Combination” has the meaning set forth in the recitals to this Agreement.
“Business Combination Proposal” has the meaning set forth in Section 5.7.
“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and Salt Lake City, Utah are open for the general transaction of business.
“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), the Families First Coronavirus Response Act of 2020 (H.R. 6201), “Division N — Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.E. 133) contained in the Consolidated Appropriations Act, 2021, H.R. 133, and the American Rescue Plan Act of 2021, together with all rules and regulations and guidance issued by any Governmental Entity with respect thereto (including IRS Notices 2020-18, 2020-22, and 2020-65), or any other Law or executive order or executive memorandum (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19 (in each case, including any comparable provisions of state, local or non-U.S. Law and including any related or similar orders or declarations from any Governmental Entity) and (ii) any extension, amendment, supplement, correction, or revision of, or similar treatment to, items described in the foregoing clause (i).
“CBA” means any collective bargaining agreement or other Contract with any labor union, works council, labor organization or employee representative.
“Change of Control Payment” means (a) any success, change of control, severance, retention, transaction bonus or other similar payment or amount to any Person as a result of, or in connection with this Agreement or the transactions contemplated hereby or any other Change of Control Transaction (including any such payments or similar amounts that may become due and payable based upon the occurrence of one or more additional circumstances, matters or events) or (b) any payments made or required to be made pursuant to or in connection with or upon termination of, and any fees, expenses or other payments owing or that will become owing in respect of, any Company Related Party Transaction during the period beginning on the date of the Latest Balance Sheet and ending on the Closing Date.
“Change of Control Transaction” means any transaction or series of related transactions (a) under which any Person, directly or indirectly, acquires or otherwise purchases (i) another Person or any of its Affiliates or (ii) all or a material portion of assets, businesses or equity securities of another Person, (b) that results, directly or indirectly, in the equityholders of a Person as of immediately prior to such transaction holding, in the aggregate, less than 50% of the voting shares of such Person (or any successor or parent company of such Person) immediately after the consummation thereof (in the case of each of clause (a) and (b), whether by merger, consolidation, tender offer, recapitalization, purchase or issuance of equity securities, tender offer or otherwise), or (c) under which any Person makes any equity or similar investment in another Person.
“Charter Proposal” has the meaning set forth in Section 5.7.
“Closing” has the meaning set forth in Section 2.3(a).
“Closing Date” has the meaning set forth in Section 2.3(a).
“Closing Date Indebtedness” has the meaning set forth in Section 5.19(a).
“Closing Filing” has the meaning set forth in Section 5.4(b).
“Closing Press Release” has the meaning set forth in Section 5.4(b).
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Common Unit Redemption Amount” means, as of the Reference Time, the amount of cash equal to (a) the Aggregate Cash Raised, plus (b) Company Cash, less (c) Unpaid Company Expenses and SilverBox Expenses, less (d) the Preferred Unit Redemption Amount, less (e) the amount of the Indebtedness of the Group Companies to be repaid at the Closing pursuant to Section 2.4(d), less (f) the amount of the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Common Units, less (g) the Company Minimum Retained Cash Amount; provided, however, that the Common Unit Redemption Amount shall not exceed an amount equal to $117,703,000 minus the amount of the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Common Units. A sample calculation of the Common Unit Redemption Amount is set forth on Annex C to this Agreement.
“Company” has the meaning set forth in the introductory paragraph to this Agreement.
“Company Acquisition Proposal” means (a) any transaction or series of related transactions under which any Person, directly or indirectly, (i) acquires or otherwise purchases the Company or any of its controlled Affiliates or (ii) all or a material portion of assets or businesses of the Company or any of its controlled Affiliates (in the case of each of clause (i) and (ii), whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, tender offer or otherwise), or (b) any equity or similar investment in the Company or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a Company Acquisition Proposal.
“Company Cash” means the aggregate amount of all cash, cash equivalents and marketable securities held by the Company or any of its Subsidiaries as of the Reference Time (including marketable securities, checks, credit card receivables, bank deposits, short term investments and performance bonds but excluding restricted cash and customer deposits), whether or not kept “on site” or held in deposit, checking, savings, brokerage or other accounts of or in any safety deposit box or other storage device.
“Company Common Units” means the units of the Company designated as “Common Units” pursuant to the Amended and Restated Company LLC Agreement.
“Company D&O Persons” has the meaning set forth in Section 5.14(a).
“Company D&O Tail Policy” has the meaning set forth in Section 5.14(c).
“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to SilverBox by the Company on the date of this Agreement.

“Company Expenses” means, as of any time of determination, the aggregate amount of fees, expense, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, the Company and any other Group Company in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of the covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of the Company and any other Group Company, and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to the Company or any Group Company pursuant to this Agreement or any Ancillary Document, including one-half of the HSR filing fee and the cost of the Company D&O Tail Policy. Notwithstanding the foregoing or anything to the contrary herein, Company Expenses shall not include any SilverBox Expenses or amounts that are the subject of Section 6.1(c).
“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization and Qualification), Section 3.2 (Capitalization of the Group Companies), Section 3.3 (Authority), Section 3.8(a) (No Company Material Adverse Effect) and Section 3.17 (Brokers).
“Company IT Systems” means all computer systems, Software and hardware, communication systems, servers, network equipment and related documentation, in each case, owned, licensed or leased by a Group Company.
“Company Licensed Intellectual Property” means Intellectual Property Rights owned by any Person (other than a Group Company) that is licensed to any Group Company.
“Company LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 15, 2020, as amended from time to time.
“Company Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations or financial condition of the Group Companies, taken as a whole, or (b) the ability of the Company or any of its Subsidiaries or Blocker Corp to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement; provided however that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement to the extent resulting from or related to (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws, (v) any change, event, effect or occurrence that is generally applicable to the industries or markets in which any Group Company operates, (vi) events proximately caused by the execution or announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement; provided that, the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 7.2(a) to the extent it relates to such representations and warranties, (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided however that, any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or

(viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has had or would reasonably be expected to have a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating in the industries or markets in which the Group Companies operate.
“Company Minimum Retained Cash Amount” means an amount equal to $150,000,000.
“Company Non-Party Affiliates” means, collectively, each Company Related Party and each former, current or future Affiliates, Representatives, successors or permitted assigns of any Company Related Party (other than, for the avoidance of doubt, the Company).
“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned or purported to be owned by the Group Companies.
“Company Product” means all Software and other products and services, including any of the foregoing currently in development, from which any Group Company has derived within the past three years, is currently deriving or is scheduled to derive, revenue from the sale, license, maintenance or provision thereof.
“Company Registered Intellectual Property” means all Registered Intellectual Property owned or purported to be owned by, or filed in the name of any Group Company.
“Company Related Party” means any Affiliate of any Group Company (other than, for the avoidance of doubt, any other Group Company) and any Group Company’s or their Affiliates’ respective current, former or future directors, officers, general or limited partners, direct or indirect equityholders, members, managers, controlling persons, employees, Immediate Family members or other representatives and the respective successors and assigns of any of the foregoing Persons.
“Company Related Party Transactions” has the meaning set forth in Section 3.19.
“Company Restricted Units” means the units of the Company designated as “Restricted Units” pursuant to the Amended and Restated Company LLC Agreement.
“Company Unaudited Financial Statements” has the meaning set forth in Section 3.4(b).
“Company Unitholder Written Consent” has the meaning set forth in Section 5.12(b).
“Company Unitholder Written Consent Deadline” has the meaning set forth in Section 5.12(b).
“Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement, dated as of July 9, 2021, by and between SilverBox and the Company.
“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, order, consent, Permit or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.
“Continental” means Continental Stock Transfer & Trust Company.
“Continuing Company Units” means, collectively, the aggregate number of Company Common Units equal to the difference between (a) the Aggregate Company Units minus (b) the quotient of (i) the Common Unit Redemption Amount and (ii) $10.00.
“Contract” or “Contracts” means any written or oral agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement that is legally binding upon a Person or any of his, her or its properties or assets.
“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.
“COVID-19” means SARS-CoV-2 or COVID-19 (and all related strains and sequences), and any evolutions, intensification, resurgence or mutations thereof or related or associated epidemics, pandemic, public health emergencies or disease outbreaks.

“COVID-19 Measures” means any (a) restriction, quarantine, “shelter in place”, “stay at home”, workforce reduction, in-person or other attendance modification or restriction, social distancing, shut down, closure, sequester, safety or similar Law, Order, directive, guidelines or recommendations promulgated by any Governmental Entity that has jurisdiction over the Group Companies, including the Centers for Disease Control and Prevention and the World Health Organization, (b) moratorium, forbearance or similar Laws affecting or relating to creditors’ rights generally, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and the Families First Coronavirus Response Act (FFCRA), and (c) other actions directly relating to the health and safety of the employees of the Company and its Subsidiaries and customers and others with whom the Group Companies have business dealings taken by any Group Company in response to COVID-19 that are of a nature and scale reasonably consistent with the types of actions taken by similarly situated businesses in response to COVID-19, excluding workforce reductions, plant or facility closures, and other actions that could implicate the WARN Act.
“Creator” has the meaning set forth in Section 3.13(d).
“Data Partners” has the meaning set forth in Section 3.23(b).
“Data Protection Requirements” has the meaning set forth in Section 3.23(b).
“DGCL” has the meaning set forth in the recitals to this Agreement.
“Directors” has the meaning set forth in Section 5.15(b).
“DLLCA” has the meaning set forth in the recitals to this Agreement.
“Effective Time” has the meaning set forth in Section 2.1(f)(i).
“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each equity or equity-based compensation, retirement, pension, savings, profit sharing, bonus, incentive, severance, separation, employment, individual consulting or independent contractor, change in control, retention, deferred compensation, vacation, paid time off, medical, retiree or post-termination health or welfare, salary continuation, fringe or other compensatory plan, program, policy, agreement arrangement or Contract that any Group Company maintains, sponsors or contributes to (or is required to contribute to), or under or with respect to which any Group Company has or would reasonably expect to have any Liability, whether or not (i) subject to the Laws of the United States, (ii) in writing or (iii) funded.
“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment, or human health or safety.
“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar equity-based rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Existing Company Class A Units” means the units of the Company designated as “Class A Common Units” pursuant to the Company LLC Agreement.
“Existing Company Class B Units” means the units of the Company designated as “Class B Common Units” pursuant to the Company LLC Agreement.
“Existing Company Common Units” means the Existing Company Class A Units and the Existing Company Class B Units.
“Existing Company Incentive Units” or “Incentive Units” means the units of the Company designated as “Incentive Units” pursuant to the Company LLC Agreement.

“Existing Company Preferred Units” means the units of the Company designated as “Preferred Units” pursuant to the Company LLC Agreement.
“Existing Company Unitholders” means, collectively, the holders of Existing Company Units as of any time of determination prior to the Effective Time.
“Existing Company Units” means, collectively, the Existing Company Common Units, Existing Company Incentive Units and Existing Company Preferred Units.
“Federal Securities Laws” means the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.
“Financial Statements” has the meaning set forth in Section 3.4(a).
“Founder Equity Incentive Plan” has the meaning set forth in Section 5.17.
“Fraud” means an act or omission by a Party, and requires: (a) a false or incorrect representation or warranty expressly set forth in this Agreement, (b) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement was false or incorrect when made, (c) an intention to deceive another Party, to induce him, her or it to enter into this Agreement or to consummate the transactions contemplated by this Agreement, as applicable, (d) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (e) another Party to suffer damage by reason of such reliance. “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence, but “Fraud” will include recklessness as constituting scienter under the federal securities Laws.
“Fully Diluted Company Units” means a number of Company Common Units equal to the sum of (a) the Continuing Company Units, plus (b) the number of Pubco Outstanding Shares.
“GAAP” means United States generally accepted accounting principles as in effect from time to time, consistently applied.
“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, and the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation.
“Government Official” means, collectively, any officer, employee, official, representative, or any Person acting for or on behalf of any Governmental Entity or public international organization, any political party or official thereof and any candidate for political office.
“Governmental Entity” means any United States or non-United States (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).
“Group Company” and “Group Companies” means, collectively, the Company and its Subsidiaries.
“Hazardous Substance” means any hazardous, toxic, explosive or radioactive material, substance, waste or other pollutant that is regulated by, or may give rise to Liability pursuant to, any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroalkyl substances, or radon.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Immediate Family” means, with respect to any specified Person, such Person’s spouse, parents, children and siblings, including adoptive relationships and relationships through marriage, and any other relative of such Person that shares such Person’s home.
“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, but excluding any trade payables arising in the ordinary course of business, (c) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes”, (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) leases required to be capitalized under GAAP, (f) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, and (g) any of the obligations of any other Person of the type referred to in clauses (a) through (f) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person.
“Intellectual Property Rights” means all intellectual property rights and related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights and works of authorship, database and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) rights of privacy and publicity, including rights to the use of names images, and biographical information of real persons; (e) trade secrets, know-how and confidential and proprietary information, including invention disclosures, inventions and formulae, whether patentable or not; (f) rights in or to Software or other technology; and (g) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world.
“Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investor Rights Agreement” has the meaning set forth in the recitals to this Agreement.
“IPO” has the meaning set forth in Section 9.18.
“IRS” means the Internal Revenue Service.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.
“Latest Balance Sheet” has the meaning set forth in Section 3.4(a).
“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, order, judgment, injunction, award, decree, writ, regulation or other binding directive or guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.
“Leased Real Property” has the meaning set forth in Section 3.18(b).
“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding or Order and those arising under any Contract, agreement, arrangement, commitment or undertaking.

“Lien” means any mortgage, pledge, security interest, encumbrance, claim, option, lease, sublease, lien, license or sub-license, charge, or other encumbrance or interest of any kind, whether consensual, statutory or otherwise (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).
“Marks” has the meaning set forth in the definition of Intellectual Property Rights.
“Material Contracts” has the meaning set forth in Section 3.7(a).
“Material Permits” has the meaning set forth in Section 3.6.
“Merger Proposal” has the meaning set forth in Section 5.7.
“Merger Sub 1” has the meaning set forth in the introductory paragraph to this Agreement.
“Merger Sub 2” has the meaning set forth in the introductory paragraph to this Agreement.
“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.
“Nasdaq” means The Nasdaq Stock Market LLC.
“Net Equity Value” means (a) an amount equal to $1,577,289,500 minus (b) the Unpaid Company Expenses in excess of $30,000,000, minus (c) the Preferred Unit Redemption Amount plus (d) the product of (i) the Additional Subject Shares (as defined in the Sponsor Letter Agreement), if any, and (ii) $10.00.
“Non-Party Affiliate” has the meaning set forth in Section 9.13.
“NYSE” has the meaning set forth in Section 5.10.
“Off-the-Shelf Software” means any Software that is made generally and widely available to the public on a commercial basis and is licensed to any of the Group Companies on a non-exclusive basis under standard terms and conditions for a one-time license fee of less than $100,000 or an ongoing licensee fee of less than $50,000 per year.
“Officers” has the meaning set forth in Section 5.15(a).
“Order” means any outstanding writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.
“Other SilverBox Shareholder Approval” means the approval of each Other Transaction Proposal by the affirmative vote of the holders of the requisite number of SilverBox Shares entitled to vote thereon, whether in person or by proxy at the SilverBox Shareholders Meeting (or any adjournment thereof), in accordance with the Governing Documents of SilverBox and applicable Law.
“Other Transaction Proposal” means each Transaction Proposal, other than the Required Transaction Proposals.
“Owned Real Property” means all real property owned by any Group Company, together with all structures, facilities, fixtures, systems, improvements and items of property previously or hereafter located thereon, or attached or appurtenant thereto, and all easements, rights and appurtenances relating to the foregoing.
“Parties” has the meaning set forth in the introductory paragraph to this Agreement.
“Patents” has the meaning set forth in the definition of Intellectual Property Rights.
“Payoff Amount” has the meaning set forth in Section 5.19(b).
“Payoff Letters” has the meaning set forth in Section 5.19(b).
“PCAOB” means the Public Company Accounting Oversight Board.
“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits, Regulatory Permits or certificates of a Governmental Entity.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) statutory Liens for Taxes, assessments or other governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) non-monetary encumbrances and restrictions on Real Property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such Real Property or the value thereof, (d) zoning, building codes and other land use Laws regulating the use or occupancy of Real Property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such Real Property or the operation of the businesses of the Group Companies and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such Real Property or the value thereof, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, (f) grants by any Group Company of non-exclusive rights in non-material Intellectual Property Rights in the ordinary course of business consistent with past practice and (g) other Liens that do not materially and adversely affect the value, use or operation of the asset (excluding Real Property) subject thereto.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity.
“Personal Data” means any data or information relating to an identified natural person that is regulated by the Privacy Laws.
“PIPE Financing” has the meaning set forth in the recitals to this Agreement.
“PIPE Financing Amount” has the meaning set forth in the recitals to this Agreement.
“PIPE Investors” has the meaning set forth in the recitals to this Agreement.
“Pre-Closing SilverBox Holders” means the holders of SilverBox Shares at any time prior to the Effective Time.
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period through and including the Closing Date.
“Preferred Unit Redemption Amount” means the aggregate amount payable for the redemption of the issued and outstanding Existing Company Preferred Units as of the Closing Date based on the redemption price as set forth in the Company LLC Agreement, including the amount of any change of control or redemption fees, premium or other amounts payable in connection therewith.
“Privacy and Data Security Policies” has the meaning set forth in Section 3.23(a).
“Privacy Laws” means Laws relating to the Processing or protection of Personal Data that apply to the Group Companies.
“Privacy Policies” means each external or internal, past or present, policy and/or notice, relating to Personal Data, including privacy policies and terms of use.
“Proceeding” means any lawsuit, litigation, action, audit, examination, claim, complaint, charge, investigation, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.
“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

“Prospectus” has the meaning set forth in Section 9.18.
“Pubco” has the meaning set forth in the introductory paragraph to this Agreement.
“Pubco Board” has the meaning set forth in Section 5.15(a).
“Pubco Certificate of Merger” has the meaning set forth in Section 2.2(a)(i).
“Pubco Class A Share” has the meaning set forth in the recitals to this Agreement.
“Pubco Class B Share” has the meaning set forth in the recitals to this Agreement.
“Pubco Class C Share” has the meaning set forth in the recitals to this Agreement.
“Pubco Common Stock” has the meaning set forth in the recitals to this Agreement.
“Pubco Equity Incentive Plan” has the meaning set forth in Section 5.17.
“Pubco Outstanding Shares” means a number equal to (a) the quotient of (i) the Aggregate Cash Raised divided by (ii) ten, plus (b) 8,625,000.
“Pubco Plan of Merger” has the meaning set forth in Section 2.2(a)(i).
“Pubco Warrant” has the meaning set forth in Section 2.1(d).
“Public Shareholders” has the meaning set forth in Section 9.18.
“Public Software” means any Software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.
“Real Property” means, collectively, the Leased Real Property and the Owned Real Property.
“Real Property Laws” has the meaning set forth in Section 3.18(e).
“Real Property Leases” means all leases (including any ground lease), sub-leases, licenses or other agreements, in each case, pursuant to which any Group Company leases or sub-leases any real property (including all amendments, extensions, renewals, guaranties, estoppels, subordination, non-disturbance and attornment agreements, and other agreements with respect thereto).
“Reference Time” means 11:59 p.m. Eastern Time on the date prior to the Closing Date.
“Registered Intellectual Property” means all issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights and Internet domain name registrations.
“Registration Statement / Proxy Statement” means a registration statement on Form S-4 relating to the transactions contemplated by this Agreement and the Ancillary Documents and containing a prospectus of Pubco and proxy statement of SilverBox, including any amendment or supplement thereto.
“Regulatory Permits” means all licenses, waivers, permits, enrollments, certifications, authorizations, approvals, franchises, registrations, accreditations, letters of non-reviewability, certificates of need, consents, supplier or provider numbers, qualifications, operating authority, and other such Permits granted by any such Governmental Entity to any Group Company.
“Representatives” means with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, managers, officers, employees, accountants, consultants, advisors, attorneys, agents and other representatives.

“Required Company Financial Statements” means, collectively, (a) the audited consolidated balance sheets of the Group Companies as of December 31, 2019 and December 31, 2020 and the related audited consolidated statements of operations and comprehensive loss, members’ deficit and cash flows of the Group Companies for each of the twelve month periods then ended, and (b) the unaudited consolidated balance sheets of the Group Companies as of June 30, 2021, and the related unaudited consolidated statements of operations and comprehensive loss, members’ deficit and cash flows of the Group Companies for each of the nine months ended June 30, 2020 and June 30, 2021, in each case, prepared in accordance with Section 3.4(b) and delivered pursuant to Section 5.16.
“Required SilverBox Shareholder Approval” means the approval of each Required Transaction Proposal by the affirmative vote of the holders of the requisite number of SilverBox Shares entitled to vote thereon, whether in person or by proxy at the SilverBox Shareholders Meeting (or any adjournment thereof), in accordance with the Governing Documents of SilverBox and applicable Law.
“Required Transaction Proposals” means, collectively, the Business Combination Proposal, the Charter Proposal and the Merger Proposal.
“Sanctions and Export Control Laws” means any applicable Law related to (a) import and export controls, including the U.S. Export Administration Regulations, (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and Her Majesty’s Treasury of the United Kingdom or (c) anti-boycott measures.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“Schedules” means, collectively, the Company Disclosure Schedules and the SilverBox Disclosure Schedules.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.
“Security Incident” has the meaning set forth in Section 3.23(d).
“Signing Press Release” has the meaning set forth in Section 5.4(b).
“SilverBox” has the meaning set forth in the introductory paragraph to this Agreement.
“SilverBox Acquisition Proposal” means (a) any transaction or series of related transactions under which SilverBox or any of its controlled Affiliates, directly or indirectly, (i) acquires or otherwise purchases any other Person, (ii) engages in a business combination with any other Person or (iii) acquires or otherwise purchases all or a material portion of the assets or businesses of any other Person (in the case of each of clauses (i) through (iii), whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, tender offer or otherwise) or (b) any equity, debt or similar investment in SilverBox or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a SilverBox Acquisition Proposal.
“SilverBox Board” has the meaning set forth in the recitals to this Agreement.
“SilverBox Board Recommendation” has the meaning set forth in Section 5.7.
“SilverBox Certificate of Incorporation” means that certain amended and restated certificate of incorporation of SilverBox, dated February 25, 2021.
“SilverBox Class A Share” means a share of Class A common stock of SilverBox, par value $0.0001 per share.

“SilverBox Class B Share” means a share of Class B common stock of SilverBox, par value $0.0001 per share.
“SilverBox Class C Share” means a share of Class C common stock of SilverBox, par value $0.0001 per share.
“SilverBox D&O Persons” has the meaning set forth in Section 5.13(a).
“SilverBox Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by SilverBox on the date of this Agreement.
“SilverBox Expenses” means, as of any time of determination, the aggregate amount of fees, expense, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, a SilverBox Party or a SilverBox Related Party in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of any SilverBox Party or a SilverBox Related Party, (b) any deferred underwriting fees and other deferred expenses of any SilverBox Party or a SilverBox Related Party, (c) any other fees, expenses, commissions or other amounts that are expressly allocated to any SilverBox Party or a SilverBox Related Party pursuant to this Agreement or any Ancillary Document (including fees and expenses related to the filing of the Registration Statement / Proxy Statement), (d) premium, costs and expenses relating to “tail” coverage under SilverBox’s directors’ and officers’ liability insurance policies and (e) any amounts under any SilverBox Working Capital Loan. Notwithstanding the foregoing or anything to the contrary herein, SilverBox Expenses shall not include any Company Expenses.
“SilverBox Financial Statements” means all of the financial statements of SilverBox included in the SilverBox SEC Reports.
“SilverBox Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.4 (Brokers) and Section 4.6 (Capitalization of the SilverBox Parties).
“SilverBox Liabilities” means, as of any time of determination, the aggregate amount of Liabilities of SilverBox that would be accrued on a balance sheet in accordance with GAAP, whether or not such Liabilities are due and payable as of such time. Notwithstanding the foregoing or anything to the contrary herein, SilverBox Liabilities shall not include any SilverBox Expenses.
“SilverBox Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of any SilverBox Party to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement. Notwithstanding the foregoing, the amount of the SilverBox Shareholder Redemption or failure to obtain the SilverBox Shareholder Approval will not be deemed to be a SilverBox Material Adverse Effect.
“SilverBox Non-Party Affiliates” means, collectively, each SilverBox Related Party and each of the former, current or future Affiliates, Representatives, successors or permitted assigns of any SilverBox Related Party (other than, for the avoidance of doubt, any SilverBox Party).
“SilverBox Parties” means, collectively, SilverBox, Pubco, Merger Sub 1 and Merger Sub 2.
“SilverBox Related Party” shall mean any Affiliate of either SilverBox or the Sponsor, or any of their respective current, former or future directors, officers, general or limited partners, direct or indirect equityholders (including the Sponsor), members, managers, controlling persons, employees, Immediate Family members or other representatives and the respective successors and assigns of any of the foregoing Persons.
“SilverBox Related Party Transactions” has the meaning set forth in Section 4.10.

“SilverBox SEC Reports” has the meaning set forth in Section 4.8.
“SilverBox Shareholder Approval” means, collectively, the Required SilverBox Shareholder Approval and the Other SilverBox Shareholder Approval.
“SilverBox Shareholder Redemption” means the right of the holders of SilverBox Class A Shares to redeem all or a portion of their SilverBox Class A Shares (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in Governing Documents of SilverBox.
“SilverBox Shareholders Meeting” has the meaning set forth in Section 5.7.
“SilverBox Shares” means, collectively, the SilverBox Class A Shares and the SilverBox Class B Shares.
“SilverBox Warrants” means each warrant to purchase one SilverBox Class A Share at an exercise price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement (including, for the avoidance of doubt, each such warrant held by the Sponsor).
“SilverBox Working Capital Loan” means any loan made to SilverBox by any of the Sponsor, an Affiliate of the Sponsor or any of SilverBox’s officers or directors, and evidenced by a promissory note or other Contract, for the purpose of financing expenses incurred in connection with a business combination.
“Software” shall mean any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.
“Sponsor” has the meaning set forth in the recitals to this Agreement.
“Sponsor Letter Agreement” has the meaning set forth in the recitals to this Agreement.
“Straddle Period” means any taxable period that begins on or before (but does not end on) the Closing Date.
“Subscription Agreement” has the meaning set forth in the recitals to this Agreement.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.
“Tax” or “Taxes” means all net, adjusted, or gross income, gross proceeds, payroll, employment, excise, severance, stamp, occupation, windfall or excess profits, profits, customs, capital stock, withholding, social security, unemployment, disability, real property, personal property (tangible and intangible), sales, use, transfer, value added, alternative or add-on minimum, capital gains, user, leasing, lease, natural resources, ad valorem, franchise, capital, estimated, goods and services, fuel, registration, recording, premium, turnover, environmental or other taxes, assessments, duties or similar charges, in each case, in the nature of a tax, imposed by a Governmental Entity, including all interest, penalties and additions imposed with respect to (or in lieu of) the foregoing by any Governmental Entity, and, in each case, whether disputed or not.

“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.
“Tax Receivable Agreement” has the meaning set forth in the recitals to this Agreement.
“Tax Return” means returns, declarations, reports, claims for refund, information returns, elections, disclosures, statements, or other documents (including any related or supporting schedules, attachments, statements or information, and including any amendments thereof) filed or required to be filed with a Governmental Entity in connection with, or relating to, Taxes.
“Termination Date” has the meaning set forth in Section 8.1(d).
“Top Customers” has the meaning set forth in Section 3.20(a).
“Top Vendors” has the meaning set forth in Section 3.20(a).
“Transaction Litigation” has the meaning set forth in Section 5.2(d).
“Transaction Proposals” has the meaning set forth in Section 5.7.
“Transaction Support Agreements” has the meaning set forth in the recitals to this Agreement.
“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code.
“Trust Account” has the meaning set forth in Section 9.18.
“Trust Account Released Claims” has the meaning set forth in Section 9.18.
“Trust Agreement” has the meaning set forth in Section 4.9.
“Trustee” has the meaning set forth in Section 4.9.
“Unpaid Company Expenses” means the Company Expenses that are unpaid as of the Reference Time.
“WARN” means the Worker Adjustment and Retraining Notification Act of 1988, as well as analogous applicable foreign, state or local Laws.
“Warrant Agreement” means the Warrant Agreement, dated as of February 25, 2021, by and between SilverBox and the Trustee.
“Warrant Assumption Agreement” has the meaning set forth in Section 2.2(b)(iv).
“Willful Breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.
ARTICLE 2
TRANSACTIONS
Section 2.1   Closing Transactions.    On the terms and subject to the conditions set forth in this Agreement, the following transactions shall occur in the order set forth in this Section 2.1:
(a)   Amendment and Restatement of SilverBox Certificate of Incorporation and Authorization of Class C Shares.   On the Business Day immediately preceding the date on which the Closing occurs, SilverBox shall (i) amend and restate the SilverBox Certificate of Incorporation to be substantially in the form attached hereto as Exhibit E (the “Amended and Restated SilverBox Certificate of Incorporation”), which shall provide for, and include the terms of, the SilverBox Class C Shares, (ii) file the Amended and Restated SilverBox Certificate of Incorporation with the Secretary of State of the State of Delaware and (iii) authorize and issue a number of SilverBox Class C Shares sufficient to consummate the PIPE Financing and the FPA Financing.
(b)   PIPE Financing.   Promptly after taking the actions set forth in Section 2.1(a), SilverBox shall consummate the PIPE Financing pursuant to and in accordance with the terms of the applicable Subscription Agreements.

(c)   FPA Financing.   Promptly after taking the actions set forth in Section 2.1(a), SilverBox shall consummate the FPA Financing pursuant to and in accordance with the terms of the Forward Purchase Agreement.
(d)   Mergers.
(i)   At the Pubco Merger Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL and the DLLCA, SilverBox and Merger Sub 1 shall consummate the Pubco Merger, pursuant to which SilverBox shall be merged with and into Merger Sub 1, following which the separate corporate existence of SilverBox shall cease and Merger Sub 1 shall continue as Merger Sub 1 after the Pubco Merger, such entity being a wholly owned subsidiary of Pubco (provided that references to SilverBox for periods after the Pubco Merger Effective Time shall include Pubco).
(ii)   At the Blocker Merger Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL and the DLLCA, Merger Sub 2 and Blocker Corp shall consummate the Blocker Merger, pursuant to which Merger Sub 2 shall be merged with and into Blocker Corp, following which the separate corporate existence of Merger Sub 2 shall cease and Blocker Corp shall continue as Blocker Corp after the Blocker Merger and as a direct, wholly owned subsidiary of Merger Sub 1.
(e)   Amendment and Restatement of the Company LLC Agreement.   On the Closing Date, following the Pubco Merger and Blocker Merger and simultaneously with the consummation of the Business Combination, the Company shall amend and restate the Company LLC Agreement to be the Amended and Restated Company LLC Agreement, pursuant to which (i) the issued and outstanding Existing Company Units shall be recapitalized into (A) an aggregate number of Company Common Units equal to the Fully Diluted Company Units and (B) 20,000,000 Company Restricted Units and (ii) the Company shall be authorized to issue an additional 1,241,250 Company Restricted Units.
(f)   Business Combination.
(i)   On the terms and subject to the conditions set forth in this Agreement and in accordance with the DLLCA, promptly following the consummation of the Pubco Merger and the Blocker Merger, the Parties shall consummate the Business Combination, pursuant to which (A) the Company shall issue to Pubco the number of Company Common Units determined pursuant to Section 2.3(b) (as adjusted pursuant to the Sponsor Letter Agreement) and 1,241,250 Company Restricted Units in exchange for (1) the delivery by Pubco to the Company, via wire transfer of immediately available funds, an amount in cash equal to the Aggregate Closing PIPE Proceeds and (2) the delivery by Merger Sub 1 to the Company, via wire transfer of immediately available funds, an amount in cash equal to the aggregate cash proceeds available for release to SilverBox from the Trust Account in connection with the transactions contemplated hereby (after, for the avoidance of doubt, giving effect to all of the SilverBox Shareholder Redemptions); (B) Pubco shall be admitted as the managing member of the Company; (C) the Company shall redeem all of the issued and outstanding Existing Company Preferred Units (other than the Existing Company Preferred Units held by Blocker Corp) and deliver to the holders thereof in exchange therefor, on a pro rata basis, via wire transfer of immediately available funds, an amount in cash equal to the Preferred Unit Redemption Amount; (D) the Company shall, in partial redemption of Company Common Units collectively held by the holders of Existing Company Common Units and Existing Company Incentive Units (other than the Company Common Units held by Blocker Corp), deliver to such holders, via wire transfer of immediately available funds, on a pro rata basis, an amount in cash equal to the Common Unit Redemption Amount; (E) the Company shall distribute to each holder of Existing Company Common Units or Existing Company Incentive Units (other than the Company Common Units held by Blocker Corp) a number of Pubco Class B Shares equal to the number of Company Common Units held by such holder after giving effect to the partial redemption described in clause (D) of this Section 2.1(f)(i), with such distribution to be in accordance with the Amended and Restated Company LLC Agreement and, if applicable, any award agreements evidencing the Existing Company Incentive Units (including but not limited to vesting terms); and (F) the Existing Company Unitholders shall have the right (but not the obligation) to exchange Company Common Units for Pubco Class A Shares at the Closing without any further action by any Person.

(ii)   The Business Combination shall become effective on the date and time as is agreed by SilverBox and the Company (the time the Business Combination becomes effective being referred to herein as the “Effective Time”).
Section 2.2   Effective Times of the Mergers; Effects of the Mergers.
(a)   Effective Times of the Mergers.
(i)   Pubco Merger Effective Time.   On the terms and subject to the conditions set forth herein, on the Closing Date, SilverBox, Pubco and Merger Sub 1 shall cause the Pubco Merger to be consummated by (A) filing the certificate of merger in the form to be agreed to by SilverBox and the Company (the “Pubco Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and the DLLCA and (B) executing a plan of merger in the form to be agreed to by SilverBox and the Company (the “Pubco Plan of Merger”) and filing such Pubco Plan of Merger and other documents required under the DGCL and the DLLCA with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and the DLLCA (the time of the latter of such filings, or such later time as may be specified in the Pubco Certificate of Merger, being the “Pubco Merger Effective Time”).
(ii)   Blocker Merger Effective Time.   On the terms and subject to the conditions set forth herein, on the Closing Date immediately following the Pubco Merger Effective Time, SilverBox, Blocker Corp and Merger Sub 2 shall cause the Blocker Merger to be consummated by (A) filing the certificate of merger in the form to be agreed to by SilverBox and the Company (the “Blocker Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and the DLLCA, (B) executing a plan of merger in the form to be agreed to by SilverBox and the Company (the “Blocker Plan of Merger”) and filing such Blocker Plan of Merger and other documents required under the DGCL and the DLLCA with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and the DLLCA and (C) distributing any and all of Blocker Corp’s available cash to the Blocker Corp Shareholders (the time of the latter of such events, or such later time as may be specified in the Blocker Certificate of Merger, being the “Blocker Merger Effective Time”). Notwithstanding anything in this Agreement to the contrary, the Blocker Merger Effective Time shall not occur prior to December 21, 2021 unless otherwise consented to in writing by Blocker Corp in its sole discretion.
(b)    Effect of the Pubco Merger.   On the terms and subject to the conditions set forth herein, at the Pubco Merger Effective Time, by virtue of the Pubco Merger and without any further action on the part of any Party or the holders of any securities of SilverBox, the following shall occur:
(i)    SilverBox Class A Shares.   Each SilverBox Class A Share issued and outstanding immediately prior to the Pubco Merger Effective Time (other than those described in Section 2.2(b)(v)) shall be automatically cancelled, extinguished and converted into one Pubco Class A Share, following which time all SilverBox Class A Shares shall cease to be outstanding and shall automatically be canceled and extinguished and shall cease to exist by virtue of the Pubco Merger and without any action on the part of any Party or the holders of SilverBox Class A Shares. The holders of SilverBox Class A Shares outstanding immediately prior to the Pubco Merger Effective Time shall cease to have any rights with respect to such shares, except as expressly provided herein or by Law. Each certificate previously evidencing SilverBox Class A Shares (other than those described in Section 2.2(b)(v) below), if any, shall thereafter represent only the right to receive the same number of Pubco Class A Shares and shall be exchanged for a certificate (if requested) representing the same number of Pubco Class A Shares upon the surrender of such certificate in accordance with Section 2.2(b)(vi).
(ii)   SilverBox Class B Shares.   Each SilverBox Class B Share issued and outstanding immediately prior to the Pubco Merger Effective Time (other than those described in Section 2.2(b)(v)) shall be automatically cancelled, extinguished and converted into one Pubco Class A Share, following which time all SilverBox Class B Shares shall cease to be outstanding and shall automatically be canceled and extinguished and shall cease to exist by virtue of the Pubco Merger and without any action on the part of any Party or the holders of SilverBox Class B Shares. The holders of SilverBox Class B Shares outstanding immediately prior to the Pubco Merger Effective Time shall cease to have any rights with respect to such shares, except as expressly provided herein or by Law. Each certificate previously evidencing SilverBox Class B Shares (other than those described in Section 2.2(b)(v) below), if any, shall thereafter represent only the right to receive the same number of Pubco Class A Shares and shall be exchanged for a certificate (if requested in writing) representing the same number of Pubco Class A Shares upon the surrender of such certificate in accordance with Section 2.2(b)(vi).
(iii)   SilverBox Class C Shares.   Each SilverBox Class C Share issued and outstanding immediately prior to the Pubco Merger Effective Time (other than those described in Section 2.2(b)(v)) shall be automatically cancelled, extinguished and converted into one Pubco Class A Share, following which time all SilverBox Class C Shares shall cease to be outstanding and shall automatically be canceled and extinguished and shall cease to exist by virtue of the Pubco Merger and without any action on the part of any Party or the holders of SilverBox Class C Shares. The holders of SilverBox Class C Shares outstanding immediately prior to the Pubco Merger Effective Time shall cease to have any rights with respect to such shares, except as expressly provided herein or by Law. Each certificate previously evidencing SilverBox Class C Shares (other than those described in Section 2.2(b)(v) below), if any, shall thereafter represent only the right to receive the same number of Pubco Class A Shares and shall be exchanged for a certificate (if requested in writing) representing the same number of Pubco Class A Shares upon the surrender of such certificate in accordance with Section 2.2(b)(vi).
(iv)    SilverBox Warrants.   Each SilverBox Warrant issued and outstanding immediately prior to the Pubco Merger Effective Time will automatically become a Pubco Warrant exercisable for one Pubco Class A Share at the same exercise price per share and on the same terms in effect immediately prior to the Pubco Merger Effective Time, and the rights and obligations of SilverBox under the Warrant Agreement will be irrevocably assigned and assumed by Pubco. As of immediately prior the Pubco Merger Effective Time, Pubco shall enter into a warrant assumption agreement, substantially in the form attached hereto as Exhibit F (the ”Warrant Assumption Agreement”), pursuant to which Pubco will assume the obligations of SilverBox under the Warrant Agreement.
(v)    Cancellation of SilverBox Shares Owned by SilverBox.   If there are any shares of SilverBox that are owned by SilverBox or any Subsidiary of SilverBox, or that are held as treasury shares, in each case as of the Pubco Merger Effective Time, such shares shall automatically be canceled, retired and extinguished and shall cease to exist, without any conversion thereof or payment therefor.
(vi)    Transfers of Ownership.   If any certificate for securities of SilverBox is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer and that the person requesting such exchange shall have paid to Pubco or any agent designated by it any transfer or other Taxes required by reason of the issuance of a certificate for securities of Pubco in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Pubco or any agent designated by it that such Tax has been paid or is not payable.
(vii)   No Liability.   Notwithstanding anything to the contrary in this Section 2.2(b), none of SilverBox, Pubco or any other Party shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(viii)   General Effect.   Without limiting the generality of the foregoing, and subject thereto, at the Pubco Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of SilverBox shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 1.
(c)    Effect of the Blocker Merger.   On the terms and subject to the conditions set forth herein, at the Blocker Merger Effective Time, by virtue of the Blocker Merger and without any further action on the part of any Party or the holders of any securities of Blocker Corp, the following shall occur:
(i)   Blocker Corp Shares.   Each Blocker Corp Share issued and outstanding immediately prior to the Blocker Merger Effective Time (other than those described in Section 2.2(c)(ii)) shall be automatically cancelled and extinguished in exchange for the right to receive the applicable portion of the Blocker Merger Consideration.

(ii)   Cancellation of Blocker Corp Shares Owned by Blocker Corp.   If there are any shares of Blocker Corp that are owned by Blocker Corp, or that are held as treasury shares, in each case as of the Blocker Merger Effective Time, such shares shall automatically be canceled, retired and extinguished and shall cease to exist, without any conversion thereof or payment therefor.
(iii)   No Liability.   Notwithstanding anything to the contrary in this Section 2.2(c), none of the Blocker Corp Shareholders, Pubco or any other Party shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(iv)   General Effect.   Without limiting the generality of the foregoing, and subject thereto, at the Blocker Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 2 shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Blocker Corp.
Section 2.3   Closing of the Transactions Contemplated by this Agreement.
(a)   The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically by exchange of the closing deliverables on the third Business Day following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Date”) or at such other place, date or time as SilverBox and the Company may agree in writing.
(b)   On the Closing Date, in accordance with Section 2.1(f)(i), (i) Pubco and Merger Sub 1 shall collectively contribute an aggregate amount in cash equal to the Aggregate Cash Raised (less the amount of the cash portion of the Blocker Merger Consideration) to the Company and (ii) in exchange for the contribution of the Aggregate Cash Raised (less the amount of the cash portion of the Blocker Merger Consideration) pursuant to the foregoing clause (i), the Company shall issue and deliver to Pubco an aggregate number of Company Common Units equal to (i) the Fully Diluted Company Units, minus (ii) the Continuing Company Units.
Section 2.4   Deliverables.
(a)   At the Closing, Blocker Corp and the Company, as applicable, shall deliver, or cause to be delivered, to SilverBox:
(i)   a counterpart to each Ancillary Document to which such Person is to be a party, duly executed by a duly authorized representative of such Person;
(ii)   a certificate, executed by a duly authorized officer of the Company and dated as of the Closing, solely in his or her capacity as such and not in his or her personal capacity, stating that the conditions specified in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied;
(iii)   a properly completed and duly executed IRS Form W-9 from each Existing Company Unitholder, including Blocker Corp (each, a “Closing Tax Form”); and
(iv)   a duly executed certificate from Blocker Corp, dated as of the Closing Date, complying with the provisions of Treasury Regulations Section 1.1445-2(c)(3), together with a notice to be provided to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2) (the “FIRPTA Certificate”).
(b)   At the Closing, SilverBox, Pubco and Merger Sub 1, as applicable, shall deliver, or cause to be delivered, to the Company:
(i)   a counterpart to each Ancillary Document to which such Person is to be a party, duly executed by a duly authorized representative of such Person;
(ii)   a certificate, executed by a duly authorized officer of SilverBox and dated as of the Closing, solely in his or her capacity as such and not in his or her personal capacity, stating that the conditions specified in Section 7.3(a) and Section 7.3(b) have been satisfied;

(iii)   an aggregate amount in cash equal to the Aggregate Cash Raised less the amount of the cash portion of the Blocker Merger Consideration;
(iv)   such number of Pubco Class B Shares as provided in Section 2.1(f)(i); and
(v)   from each of SilverBox and Pubco, (A) a duly executed certificate, dated as of the Closing Date, complying with the provisions of Treasury Regulations Section 1.1445-2(c)(3), together with a notice to be provided to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2) and (B) a properly completed and duly executed IRS Form W-9.
(c)   At the Closing, the Company shall deliver to Pubco, such number of Company Common Units as provided in Section 2.3(b).
(d)   At the Closing, the Company shall pay or reimburse, or cause to be paid or reimbursed, all Unpaid Company Expenses and all SilverBox Expenses.
(e)   At the Closing, the Company shall repay in full the Closing Date Indebtedness pursuant to the Payoff Letters.
Section 2.5   Withholding.   The Parties, the Group Companies and any other applicable withholding agent hereunder shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law; provided that, if SilverBox, Pubco, Merger Sub 1 or any of their respective Affiliates, or any party acting on their behalf, determines that any payment hereunder to the Company, any Existing Company Unitholder, or any Blocker Corp Shareholder is expected to be subject to deduction and/or withholding, then SilverBox shall use commercially reasonable efforts to provide notice of such withholding and the basis therefor to the Company as soon as reasonably practicable after such determination and no later than five Business Days prior to the applicable payment (other than in respect of any compensatory amount or in respect of any withholding attributable to a failure of such payee to timely provide an applicable Closing Tax Form or attributable to any failure of Blocker Corp to provide the FIRPTA Certificate) and cooperate in good faith to enable the payee to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law (including through the request and provision of any statements, forms or other documents). To the extent that amounts required to be deducted and withheld from any amount payable pursuant to this Agreement under applicable Tax Law are so withheld or deducted and are remitted to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Notwithstanding the foregoing, to the extent that any amount payable pursuant to this Agreement needs to be paid to any employee or similar Person of any Group Company that constitutes “wages” or other relevant compensatory amount, such amount shall not be subject to the notification requirement described in the first sentence of this Section 2.5 and shall be deposited in the payroll account of the applicable Group Company and the amounts due to such employee or similar Person (net of any required Tax withholding) shall be paid to such Person pursuant to the next practicable scheduled payroll of the applicable Group Company. The Company shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement to any Existing Company Unitholder any amount owing by such Existing Company Unitholder to the Company or that the Company is otherwise entitled to withhold from such Existing Company Unitholder, in each case, pursuant to the Company LLC Agreement (including Sections 4.7, 10.5(b)(ii), and 10.5(b)(iii) of the Company LLC Agreement), and such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.6   Closing Statement
(a)   At least three Business Days prior to the anticipated Closing Date, the Company shall prepare and deliver to SilverBox (i) a statement (the “Closing Statement”) setting forth the Company’s good faith estimate, together with reasonable supporting detail, of the Net Equity Value (including each component thereof), Common Unit Redemption Amount (including each component thereof, and calculated in accordance with Annex C hereto) and the Preferred Unit Redemption Amount, in each case as of the Closing and calculated in a manner consistent with the applicable definitions and amounts contained in this

Agreement and with the books, records and financial statements of the Company, and (ii) a certification, duly executed by the Chief Financial Officer of the Company, that, solely in his or her capacity as an officer of the Company, the information and calculations set forth in the Closing Statement are, and will be as of immediately prior to the Closing, (A) true and correct in all material respects and (B) prepared in accordance with the applicable provisions of this Agreement.
(b)   From and after delivery of the Closing Statement, until the date the Closing Statement is deemed final pursuant to this Section 2.6, the Company shall (i) provide SilverBox and its Representatives with reasonable access during reasonable times during normal business hours and upon reasonable prior notice to the books and records of the Group Companies and to senior management personnel of the Company to the extent reasonably requested by SilverBox or any of its Representatives in connection with their review of the Closing Statement, (ii) cooperate with the SilverBox and its Representatives in connection with its review of the Closing Statement and (iii) consider in good faith any potential adjustments raised by SilverBox to the Closing Statement, no later than one (1) Business Day prior to the Closing. Absent manifest error, for all purposes under this Agreement, the final, binding and conclusive calculations of the Closing Statement shall be those reflecting the adjustments (if any) made pursuant to clause (iii) of this Section 2.6(b). All payments to be made pursuant to this Agreement in connection with the consummation of the transactions contemplated hereby shall be calculated and paid on the basis of the amounts set forth in the Closing Statement.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES RELATING TO THE GROUP COMPANIES
Subject to Section 9.8 and except as set forth in the Company Disclosure Schedules, each of the Company and Blocker Corp (solely as to the representations and warranties set forth in Sections 3.1(a), 3.1(b), 3.2(a), 3.3, 3.5, 3.9(b), 3.11(f), 3.16, 3.17, 3.27, 3.28 and 3.29 to the extent that such representations and warranties relate to Blocker Corp) hereby represents and warrants to the SilverBox Parties as follows:
Section 3.1   Organization and Qualification.
(a)   Each Group Company and Blocker Corp is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable). Section 3.1(a) of the Company Disclosure Schedules sets forth the jurisdiction of formation or organization (as applicable) for each Group Company and Blocker Corp. Each Group Company and Blocker Corp has the requisite corporate, limited liability company or other applicable business entity power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power or authority would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
(b)   True and complete copies of the Governing Documents of each Group Company and Blocker Corp have been made available to SilverBox, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of each Group Company and Blocker Corp are in full force and effect, and no Group Company nor Blocker Corp is in breach or violation of any provision set forth in its Governing Documents in any material respect.
(c)   Each Group Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.

Section 3.2   Capitalization of the Group Companies.
(a)   Section 3.2(a) of the Company Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of (i) the number and class or series (as applicable) of all of the Equity Securities of the Company and Blocker Corp issued and outstanding, and (ii) the identity of the Persons that are the record and beneficial owners thereof. All of the Equity Securities of the Company and Blocker Corp have been duly authorized and validly issued. All of the outstanding Existing Company Units are, and Company Common Units and Company Restricted Units will be upon the adoption of the Amended and Restated Company LLC Agreement, fully paid and non-assessable. The Equity Securities of the Company (1) were not issued in violation of the Governing Documents of the Company or the Company LLC Agreement or any other Contract to which the Company is party or bound, (2) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person and (3) have been offered, sold and issued in compliance with applicable Law, including Securities Laws. The Company has no outstanding (x) equity appreciation, phantom equity or profit participation rights or (y) options, restricted stock, performance stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company.
(b)   The Equity Securities of the Company are free and clear of all Liens (other than transfer restrictions under applicable Securities Law or under the Company LLC Agreement). Except for the Company LLC Agreement, there are no voting trusts, proxies or other Contracts to which the Company is a party with respect to the voting or transfer of the Company’s Equity Securities.
(c)   Section 3.2(c) of the Company Disclosure Schedules sets forth a true and complete statement of (i) the number and class or series (as applicable) of all of the Equity Securities of each Subsidiary of the Company issued and outstanding and (ii) the identity of the Persons that are the record and beneficial owners thereof. All of the Equity Securities of the Subsidiaries of the Company have been duly authorized and validly issued. The Equity Securities of each Subsidiary of the Company (1) were not issued in violation of the Governing Documents of such Subsidiary or the Company LLC Agreement or any other Contract to which any Group Company is party or bound, (2) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person and (3) have been offered, sold and issued in compliance with applicable Law, including Securities Laws. There are no outstanding (A) equity appreciation, phantom equity, or profit participation rights or (B) options, restricted stock, phantom stock, performance stock units, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require any Subsidiary of the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Group Companies. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of any Subsidiary of the Company.
(d)   There are no outstanding bonds, debentures, notes or other Indebtedness of the Group Companies having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the holders of the Group Companies’ Equity Securities may vote.
(e)   Except as set forth on Section 3.2(e) of the Company Disclosure Schedules, none of the Group Companies owns or holds (of record, beneficially, legally or otherwise), directly or indirectly, any Equity Securities in any other Person or the right to acquire any such Equity Security, and none of the Group Companies are a partner or member of any partnership, limited liability company or joint venture.
(f)   Section 3.2(f) of the Company Disclosure Schedules sets forth a list of all Indebtedness of the Group Companies (excluding intercompany Indebtedness among the Company and its Subsidiaries) as of the date of this Agreement, including the debtor and the creditor thereof.
(g)   Section 3.2(g) of the Company Disclosure Schedules sets forth a list of all Change of Control Payments of the Group Companies, including (i) the dollar amount of, (ii) the recipient of, and (iii) the Contract giving rise to, such Change of Control Payment.

Section 3.3   Authority.   The Company and Blocker Corp each has the requisite limited liability company power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Company Unitholder Written Consent and the Blocker Corp Shareholder Written Consent, the execution and delivery of this Agreement, the Ancillary Documents to which the Company and Blocker Corp, as applicable, is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate (or other similar) action on the part of the Company and Blocker Corp, as applicable. This Agreement and each Ancillary Document to which the Company or Blocker Corp is or will be a party has been or will be, upon execution thereof, as applicable, duly and validly executed and delivered by the Company or Blocker Corp, as applicable, and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the Company or Blocker Corp (assuming that this Agreement and the Ancillary Documents to which it is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), as applicable, enforceable against the Company or Blocker Corp, as applicable, in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
Section 3.4   Financial Statements; Undisclosed Liabilities.
(a)   The Company has made available to SilverBox a true and complete copy of (1) the audited consolidated balance sheets of the Group Companies as of December 31, 2020 (the “Latest Balance Sheet”) and December 31, 2019 and the related audited consolidated statements of operations and comprehensive loss, members’ deficit and cash flows of the Group Companies for each of the periods then ended and (2) the unaudited consolidated balance sheet of the Group Companies as of June 30, 2021 and the related unaudited consolidated statement of operations and comprehensive loss, members’ deficit and cash flow of the Group Companies for each of the six-month periods ended June 30, 2021 and June 30, 2020 (collectively, the “Financial Statements”), each of which are attached as Section 3.4(a) of the Company Disclosure Schedules. Each of the Financial Statements (including the notes thereto) (i) was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (ii) fairly presents, in all material respects, the financial position, results of operations and cash flows of the Group Companies as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein, (iii) in the case of the audited financial statements, was audited in accordance with the standards of the American Institute of Certified Public Accountants and contain an unqualified report of the Group Companies’ auditors, (iv) complies in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable), and (v) were prepared from and accurately reflect the books and records of the Group Companies.
(b)   The unaudited consolidated balance sheet of the Group Companies as of September 30, 2021 and the related unaudited consolidated statement of operations and comprehensive loss, members’ deficit and cash flow of the Group Companies for each of the nine-month periods ended September 30, 2021 and September 30, 2020 (the “Company Unaudited Financial Statements”) and the Required Company Financial Statements, in each case, when delivered following the date of this Agreement in accordance with Section 5.16, (i) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto and subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto), (ii) will fairly present, in all material respects, the financial position, results of operations and cash flows of the Group Companies as at the dates thereof and for the periods indicated therein, except as otherwise specifically noted therein (subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto), (iii) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable), (iv) in the case of the audited financial statements included in the Required Company Financial Statements, will be audited in accordance with the standards of the PCAOB by a PCAOB qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act and contain an unqualified report of the Group Companies’ auditors, and (v) will be prepared from and accurately reflect the books and records of the Group Companies.
(c)   Except (i) as set forth on the face of the Latest Balance Sheet, (ii) for Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (none of which exceeds $5,000,000 individually or $10,000,000 in the aggregate or is a Liability for breach of contract, breach of warranty, tort, infringement or violation of Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of their respective covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby and (iv) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, no Group Company has any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.
(d)   Except as set forth in Section 3.4(d) of the Company Disclosure Schedule, the Group Companies have established and maintain systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for the Group Companies’ assets. The Group Companies maintain and, for all periods covered by the Financial Statements, have maintained books and records of the Group Companies in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of the Group Companies in all material respects.
(e)   Except as set forth in Section 3.4(e) of the Company Disclosure Schedule, since the formation of the Company, no Group Company has received any written complaint, allegation, assertion or claim that there is (i) “significant deficiency” in the internal controls over financial reporting of the Group Companies to the Company’s knowledge, (ii) a “material weakness” in the internal controls over financial reporting of the Group Companies to the Company’s knowledge or (iii) fraud, whether or not material, that involves management or other employees of the Group Companies who have a significant role in the internal controls over financial reporting of the Group Companies.
(f)   The Group Companies have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Group Companies is made known to the appropriate principal executive officer and its principal financial officer. To the Company’s knowledge, such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s financial statements.
Section 3.5   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company or Blocker Corp with respect to the Company’s or Blocker Corp’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the Company or Blocker Corp is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) compliance with and filings under the HSR Act, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) filing of the Blocker Certificate of Merger or (iv) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Company Material Adverse Effect.
(b)   Neither the execution, delivery or performance by the Company or Blocker Corp of this Agreement nor the Ancillary Documents to which the Company or Blocker Corp is or will be a party nor the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Governing

Documents of the Company or Blocker Corp, (ii) result in a violation or breach of, result in the loss of any right or benefit, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation, or result in the acceleration or trigger of any payment time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, any of the terms, conditions or provisions of any Material Contract to which the Group Companies is a party or by which any of their respective assets or properties may be bound or affected, (iii) violate or conflict with any provision of, or constitute a breach under, any Order or applicable Law to which any Group Company or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company, except, in the case of any of clauses (ii) through (iv) above, as would not have a Company Material Adverse Effect.
Section 3.6   Permits.   Each of the Group Companies has all Permits (the “Material Permits”) that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except where the failure to hold the same would not result in a Company Material Adverse Effect. Except as is not and would not reasonably be expected to be material to the Group Companies, taken as a whole, (a) each Material Permit is in full force and effect in accordance with its terms, (b) no written notice of any violation, revocation, cancellation or termination of any Material Permit has been received by the Group Companies, (c) there are no pending or, to the Company’s knowledge, threatened Proceedings that seek the revocation, cancellation or termination of any Material Permit and (d) each of the Group Companies is, and since December 31, 2018 has been, in material compliance with the terms of all the Material Permits.
Section 3.7   Material Contracts.
(a)   Section 3.7(a) of the Company Disclosure Schedules sets forth a list of the following Contracts to which a Group Company is, as of the date of this Agreement, a party (each Contract required to be set forth on Section 3.7(a) of the Company Disclosure Schedules, together with each of the Contracts entered into after the date of this Agreement that would be required to be set forth on Section 3.7(a) of the Company Disclosure Schedules if entered into prior to the execution and delivery of this Agreement, collectively, the “Material Contracts”, complete copies of which have previously been delivered to or made available to SilverBox or its agents or representatives, together with all amendments thereto):
(i)   Contracts granting to any Person (other than any Group Company) a right of first refusal, first offer or similar preferential right to purchase or acquire Equity Securities in any Group Company;
(ii)   any Contract relating to Indebtedness of any Group Company for borrowed money (excluding intercompany Indebtedness among the Company and its Subsidiaries), including any agreement or commitment for future loans, credit or financing, or to the placing of a Lien (other than any Permitted Lien) on any material assets or properties of any Group Company;
(iii)   any Contract under which any Group Company is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $2,000,000;
(iv)   any Contract under which any Group Company is lessor of or permits any third party to hold or operate, in each case, any tangible property (other than real property), owned or controlled by such Group Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $2,000,000;
(v)   any (A) material franchise, advertising, agency, original equipment manufacturer, dealer, distributors, joint marketing, joint development, research and development or other similar Contract, and (B) joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization or research or development Contract, in each case, which requires, or would reasonably be expected to require (based on any occurrence, development, activity or event contemplated by such Contract), aggregate payments to or from any Group Company in excess of $2,000,000 per year or $5,000,000 over the life of the Contract and (C) any Contract with respect to Company Licensed Intellectual Property (other than any Contract of the type described in clauses (A) through (C) of Section 3.13(c));

(vi)   any Contract that (A) limits or purports to limit, in any material respect, the freedom of any Group Company to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the operations of any Group Company, SilverBox or any of its Affiliates after the Closing, (B) contains any exclusivity, “most favored nation” or similar provisions, obligations or restrictions, (C) contains “take or pay,” “requirements” or other similar provisions obligating any Group Company to provide the quantity of goods or services required by another Person or (D) contains any other provisions restricting or purporting to restrict the ability of any Group Company to sell, manufacture, develop, commercialize, test or research products, directly or indirectly through third parties, or to solicit any potential employee or customer in any material respect or that would so limit or purports to limit, in any material respect, any Group Company, SilverBox or any of its Affiliates after the Closing;
(vii)   any Contract requiring any future capital commitment or capital expenditure (or series of capital expenditures) by any Group Company in an amount in excess of $5,000,000 over the life of the agreement;
(viii)   any Contract requiring any Group Company to guarantee the Liabilities of any Person (other than the Company or a Subsidiary) or pursuant to which any Person (other than the Company or a Subsidiary) has guaranteed the Liabilities of a Group Company, in each case in excess of $2,000,000;
(ix)   any Contract under which any Group Company has, directly or indirectly, made or agreed to make any loan, advance, or assignment of payment to any Person or made any capital contribution to, or other investment in, any Person;
(x)   any Contract required to be disclosed on Section 3.19 of the Company Disclosure Schedules;
(xi)   any Contract with any Person (A) pursuant to which any Group Company (or SilverBox or any of its Affiliates after the Closing) may be required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events or (B) under which any Group Company grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license or any other similar rights with respect to any Company Product or any Intellectual Property Right;
(xii)   any Contract governing the terms of, or otherwise related to, the employment, engagement or services of any current director, manager, officer, employee, individual independent contractor or other service provider of a Group Company (other than physicians) whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of $300,000;
(xiii)   any Contract providing for any Change of Control Payment of the type described in clause (a) of the definition thereof;
(xiv)   any Contract (A) for the disposition of any portion of the assets or business of any Group Company or for the acquisition by any Group Company of the assets or business of any other Person (other than acquisitions or dispositions made in the ordinary course of business), or (B) under which any Group Company has any continuing obligation with respect to an “earn-out”, contingent purchase price, indemnification, backend payment or other contingent or deferred payment obligation;
(xv)   any CBA;
(xvi)   any settlement, conciliation or similar Contract (A) the performance of which would be reasonably likely to involve any payments after the date of this Agreement, (B) with a Governmental Entity or (C) that imposes or is reasonably likely to impose, at any time in the future, any material, non-monetary obligations on any Group Company (or SilverBox or any of its Affiliates after the Closing);
(xvii)   any Contract (other than Contracts governing the terms of employment) the performance of which requires either (A) annual payments to or from any Group Company in excess of $2,000,000 or (B) aggregate payments to or from any Group Company in excess of $5,000,000 over the life of the agreement;

(xviii)   any Contract between any Group Company and any Top Vendor;
(xix)   any Contract between any Group Company and any Top Customer;
(xx)   any Contract for the sale or purchase of real property having a value in excess of $2,000,000;
(xxi)   all Real Property Leases that have annual payments of $2,000,000 or more in a 12-month period; and
(xxii)   any commitment or arrangement to enter into any Contract of the type described in this Section 3.7(a).
(b)   Each Material Contract (i) is in full force and effect and (ii) represents the legal, valid and binding obligations of the Group Company that is a party to such Material Contract and, to the Company’s knowledge, represents the legal, valid and binding obligations of the counterparties to such Material Contract. Except as set forth on Section 3.7(b) of the Company Disclosure Schedules, in the past 12 months no event has occurred that, individually or together with other events, would reasonably be expected to result in a breach of or a default under any Material Contract (in each case, with or without notice or lapse of time or both) and no party to any Material Contract that is a customer of or supplier to any Group Company has cancelled or terminated its business with, or, to the Company’s knowledge, threatened to cancel or terminate its business with, any Group Company.
Section 3.8   Absence of Changes.   During the period beginning on January 1, 2021 and ending on the date of this Agreement, (a) no Company Material Adverse Effect has occurred and (b) except as expressly contemplated by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) each Group Company has conducted its business in the ordinary course in all material respects and (ii) no Group Company has taken any action that would require the consent of SilverBox if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.1(b)(i), Section 5.1(b)(ii), Section 5.1(b)(iii), Section 5.1(b)(iv), Section 5.1(b)(viii), Section 5.1(b)(xii), Section 5.1(b)(xiv), Section 5.1(b)(xv) or Section 5.1(b)(xvii).
Section 3.9   Litigation.
(a)   As of the date of this Agreement, there is (and since December 31, 2018 there has been) no Proceeding pending or, to the Company’s knowledge, threatened against or affecting any Group Company or their respective properties, rights or assets that, if adversely decided or resolved, has been or would reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. Neither the Group Companies nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a Group Company pending against any other Person. None of the Group Companies is party to a settlement or similar agreement regarding any of the matters set forth in this Section 3.9 that contains any ongoing obligations, restrictions or liabilities (of any nature) that would (i) have a Company Material Adverse Effect or (ii) be required to be disclosed Regulation S-K Item 103.
(b)   There are no Proceedings of any kind whatsoever, at Law or in equity, pending or, to the Company’s knowledge, threatened in writing against Blocker Corp or its properties or assets. There is no outstanding Order imposed upon Blocker Corp, nor are any assets of Blocker Corp bound or subject to any Order the violation of which has been, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Blocker Corp to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement.
Section 3.10   Compliance with Applicable Law.
(a)   Each Group Company (i) conducts (and since December 31, 2018 has conducted) its business in accordance with all Laws and Orders (including all applicable COVID-19 Measures) applicable to such Group Company and is not in violation of any such Law or Order and (ii) has not received any written communications from a Governmental Entity that alleges that such Group Company is not in compliance with any such Law or Order, except in each case of clauses (i) and (ii), as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. No investigation or review by any Governmental Entity with respect to the Group Companies is pending or, to the knowledge of the Company, threatened, and no such investigations have been conducted by any Governmental Entity in the past three years.
(b)   The Group Companies maintain a program of policies, procedures and internal controls reasonably designed and implemented to provide reasonable assurance that violation of applicable Law by any Group Companies’ directors, officers, employees or its or their respective agents, representatives or other Persons, acting on behalf of the Company or any of the Company’s Subsidiaries, will be prevented, detected and deterred.
(c)   None of the officers or directors of any of the Group Companies has received any written notice of, or been charged with, the violation of any Laws, except where such violation has not been, and would not reasonably be excepted to be, individually or in the aggregate, material to the business of the Group Companies, taken as a whole.
Section 3.11   Employee Plans.
(a)   Section 3.11(a) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans. With respect to each material Employee Benefit Plan, the Group Companies have provided SilverBox, to the extent applicable, with true and complete copies of (i) the documents pursuant to which the plan is maintained, funded and administered (or, if not written a written summary of its material terms) and current trust agreement (or insurance contract or other funding instrument) and all amendments to each, (ii) the most recent summary plan descriptions, including any summary of material modifications, (iii) the most recent annual report (Form 5500 series) filed with the IRS with respect to such Employee Benefit Plan, (iv) if applicable, the most recent actuarial report or other financial statement relating to such Employee Benefit Plan, (v) if applicable, the most recent IRS determination or opinion letter, and (vi) if applicable, any non-routine correspondence with any Governmental Entity dated in the past three years.
(b)   No Employee Benefit Plan is and no Group Company has any Liability with respect to or under: (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (iv) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. No Employee Benefit Plan provides, and no Group Company has any material Liabilities to provide any retiree, post-ownership or post-termination health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to COBRA and for which the recipient pays the full cost of coverage. No Group Company has any material Liabilities by reason of at any time being considered a single employer under Section 414 of the Code with any other Person.
(c)   Each Employee Benefit Plan has been established, maintained, funded, operated and administered in all material respects in compliance with its terms and applicable Law, including ERISA and the Code and, to the Company’s knowledge, no event has occurred and no condition exists, that has subjected, or would reasonably be expected to subject, any Group Company to any material tax, fine, lien, penalty or other Liability imposed by ERISA, the Code or any other applicable law. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has timely received a favorable determination or opinion or advisory letter from the Internal Revenue Service and, to the Company’s knowledge, nothing has occurred that could reasonably be expected to adversely affect such Employee Benefit Plan’s qualified status. None of the Group Companies has incurred (whether or not assessed) or could reasonably be expected to incur any material penalty or Tax with respect to any Employee Benefit Plan under Section 4980H, 4980B, 4980D, 6721 or 6722 of the Code.
(d)   As of the date of this Agreement, there are no pending or, to the Company’s knowledge, threatened claims or Proceedings with respect to any Employee Benefit Plan (other than routine individual claims for benefits), and to the Company’s knowledge, no facts or circumstances exist that could reasonably be expected to give rise to any such claims or Proceedings. There have been no non-exempt “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and no breaches of fiduciary duty (as determined under ERISA) with respect to any Employee Benefit Plan, except as is not and would not reasonably be expected to be, individually or in the aggregate, result in a material Liability. With respect to each Employee Benefit Plan, all material contributions, distributions, reimbursements and premium payments that are due have been timely made and any such amounts not yet due have been paid or properly accrued.
(e)   The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not (alone or in combination with any other event) (i) result in any severance pay or any other compensation or benefits becoming due to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, (ii) increase the amount or value of any compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, (iii) result in the acceleration of the time of payment or vesting, trigger any payment or funding of any compensation or benefits or increase any amount payable to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies or (iv) limit or restrict the right of any of the Group Companies to merge, amend or terminate any Employee Benefit Plan.
(f)   No amount that could be received (whether in cash or property or the vesting of property) by any “disqualified individual” of any of the Group Companies or Blocker Corp as a result of the consummation of the transactions contemplated by this Agreement (either alone or in combination with another event) could result in an “excess parachute payment” within the meaning of Section 280G of the Code.
(g)   Each Employee Benefit Plan that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has at all relevant times been operated in compliance in all material respects with, and each Group Company has complied in practice and operations in all material respects with, all applicable requirements of Section 409A of the Code and applicable guidance thereunder.
(h)   The Group Companies have no obligation to make a “gross-up” or similar payment, indemnify or otherwise reimburse any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies for any taxes that may become payable under Section 4999 or 409A of the Code.
(i)   The Group Companies have no material liability by reason of an individual who performs or performed services for the Group Companies in any capacity being improperly excluded from participating in an Employee Benefit Plan or any person being improperly allowed to participate in any Employee Benefit Plan.
Section 3.12   Environmental Matters.   Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole:
(a)   Each Group Company is, and since December 31, 2018 has been, in compliance with all applicable Environmental Laws.
(b)   None of the Group Companies have received any written notice or communication from any Governmental Entity or any other Person regarding any actual, alleged, or potential violation in any respect of, a failure to comply in any respect with, or liability under any Environmental Laws.
(c)   There is (and since the formation of the Company there has been) no Proceeding pending or, to the Company’s knowledge, threatened in writing against any Group Company pursuant to Environmental Laws.
(d)   There has been no manufacture, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances.
(e)   To the Company’s knowledge, there has been no Release of any Hazardous Substances at, on, or from the Leased Real Properties in a manner that has given rise to, or would reasonably be expected to give rise to, any material Liability or investigation or remedial obligations for the Group Companies under applicable Environmental Laws.

(f)   The Group Companies have made available to SilverBox copies of all material environmental, health and safety reports and documents that are in any Group Company’s possession or control relating to the current or former operations, properties or facilities of the Group Companies.
Section 3.13   Intellectual Property.
(a)   Section 3.13(a) of the Company Disclosure Schedules sets forth a true and complete list of (i) all currently issued or pending Company Registered Intellectual Property, (ii) Company Licensed Intellectual Property (other than Off-the-Shelf Software) and (iii) material unregistered Marks currently used to identify any products or services offered by any Group Company that are owned by any Group Company, in each case, as of the date of this Agreement. Section 3.13(a) of the Company Disclosure Schedules lists, for each item of Company Registered Intellectual Property as of the date of this Agreement (A) the record owner of such item, (B) the jurisdictions in which such item has been issued or registered or filed, (C) the issuance, registration or application date, as applicable, for such item and (D) the issuance, registration or application number, as applicable, for such item.
(b)   As of the date of this Agreement, all fees and filings necessary to maintain any material Company Registered Intellectual Property have been timely submitted to the relevant intellectual property office or Governmental Entity and Internet domain name registrars to maintain such material Company Registered Intellectual Property in full force and effect, and, except as specified in Section 3.13(b) of the Company Disclosure Schedule, no such fees or filings are due within 180 days following the date of this Agreement. As of the date of this Agreement, no issuance or registration obtained and no application filed by the Group Companies for any Intellectual Property Right has been cancelled, abandoned, allowed to lapse or not renewed, except where such Group Company has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application. As of the date of this Agreement there are no material Proceedings pending, including litigations, interference, re-examination, inter parties review, reissue, opposition, nullity, or cancellation proceedings pending challenging the validity or enforceability of any of the Company Registered Intellectual Property and, to the Company’s knowledge, no such material Proceedings are threatened by any Governmental Entity or any other Person.
(c)   A Group Company exclusively owns all right, title and interest in and to all material Company Owned Intellectual Property free and clear of all Liens or obligations to others (other than Permitted Liens). For all Patents owned by the Group Companies, each inventor on the Patent has assigned their rights to a Group Company. No Group Company has (i) transferred ownership of, or granted any exclusive license with respect to, any material Company Owned Intellectual Property to any other Person or (ii) granted any customer the right to use any material Company Product on anything other than a non-exclusive basis. Section 3.13(c) of the Company Disclosure Schedules sets forth a list of all current Contracts for Company Licensed Intellectual Property as of the date of this Agreement and all current Contracts as of the date of this Agreement pursuant to which any Person has been granted any license or covenant not to sue under, or otherwise has received or acquired any right (whether or not exercisable) or interest in, any Company Owned Intellectual Property, other than (A) licenses to Off-the-Shelf Software, (B) licenses to Public Software that does not constitute, include or incorporate any Software that embodies or is covered by any Company Owned Intellectual Property and (C) non-disclosure agreements with and licenses granted by employees, individual consultants or individual contractors of any Group Company pursuant to Contracts with employees, individual consultants or individual contractors, in each case, that do not materially differ from the Group Companies’ form therefor that has been made available to SilverBox. The applicable Group Company has valid rights under all Contracts for Company Licensed Intellectual Property to use, sell, license and otherwise exploit, as the case may be, all Company Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used, sold, licensed and otherwise exploited by such Group Company. The Company Owned Intellectual Property and the Company Licensed Intellectual Property constitutes all of the Intellectual Property Rights used or held for use by the Group Companies in the operation of their respective businesses, and all Intellectual Property Rights necessary and sufficient to enable the Group Companies to conduct their respective businesses as currently conducted in all material respects. The Company Registered Intellectual Property and, to the Company’s knowledge, the Company Licensed Intellectual Property is valid, subsisting and enforceable and all of the Group Companies’ rights in and to the Company Registered Intellectual Property, the Company Owned Intellectual Property and the Company Licensed Intellectual Property are valid and enforceable (in each case, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
(d)   Each Group Company’s employees, consultants, advisors and independent contractors was employed or engaged by the Company since December 31, 2018 have agreed to maintain and protect the trade secrets and confidential information of all Group Companies and to refrain from using such trade secrets and confidential information except for the Group Companies’ sole benefit. Except as set forth on Section 3.13(d) of the Company Disclosure Schedules, each Group Company’s employees, consultants, advisors and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any material Company Owned Intellectual Property (each such person, a “Creator”) have effectively assigned (using present tense language of assignment) or have agreed to a present assignment to such Group Company all Intellectual Property Rights that have been or will be authored, invented, created, improved, modified or developed by such Creator in the course of such Creator’s employment or other engagement with such Group Company.
(e)   Each Group Company has taken commercially reasonable steps substantially consistent with other Persons in the same industry to safeguard and maintain the secrecy of any trade secrets, know-how and other confidential information owned by or known to each Group Company. Without limiting the foregoing, each Group Company has not disclosed any trade secrets, know-how or confidential information to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure. To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any trade secrets, know-how or confidential information of or in the possession each Group Company, or of any written obligations with respect to such.
(f)   None of the Company Owned Intellectual Property and, to the Company’s knowledge, none of the Company Licensed Intellectual Property is subject to any outstanding Order that restricts in any manner the use, sale, transfer, licensing or exploitation thereof by the Group Companies or affects the validity, use or enforceability of any such Company Owned Intellectual Property, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
(g)   Neither the conduct of the business of the Group Companies nor any of the Company Products offered, marketed, licensed, provided, sold, distributed or otherwise exploited by the Group Companies nor the design, development, manufacturing, reproduction, use, marketing, offer for sale, sale, importation, exportation, distribution, maintenance or other exploitation of any Company Product infringes, constitutes or results from an unauthorized use or misappropriation of or otherwise violates any Intellectual Property Rights of any other Person, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
(h)   There is no material Proceeding pending nor, since December 31, 2018, has any Group Company received any written communications (i) alleging that a Group Company has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person, (ii) challenging the validity, enforceability, use or exclusive ownership of any Company Owned Intellectual Property or (iii) inviting any Group Company to take a license under any Patent or consider the applicability of any Patents to any products or services of the Group Companies or to the conduct of the business of the Group Companies.
(i)   To the Company’s knowledge, no Person is infringing, misappropriating, misusing, diluting or violating any Company Owned Intellectual Property in any material respect. Since December 31, 2018, no Group Company has made any written claim against any Person alleging any infringement, misappropriation or other violation of any Company Owned Intellectual Property in any material respect.
(j)   Each Group Company has obtained, possesses and is in compliance with valid licenses to use all of the Software present on the computers and other Software-enabled electronic devices that it owns or leases or that is otherwise used by such Group Company and/or its employees in connection with the Group Company business, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as whole. No Group Company has disclosed or delivered to any escrow agent or any other Person, other than employees or contractors who are subject to confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. To the

Company’s knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the delivery, license or disclosure of any source code that is owned by a Group Company or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Group Company subject to confidentiality obligations with respect thereto.
(k)   No Group Company has accessed, used, modified, linked to, created derivative works from or incorporated into any proprietary Software that constitutes a product or service offered by a Group Company or is otherwise considered or embodies or is covered by Company Owned Intellectual Property and that is distributed outside of the Group Companies, or is otherwise used in a manner that may trigger or subject such Group Company to any obligations set forth in the license for such Public Software, any Public Software, in whole or in part, in each case in a manner that (i) requires any Company Owned Intellectual Property (or Software that embodies or is covered thereby) to be licensed, sold, disclosed, distributed, hosted or otherwise made available, including in source code form or for the purpose of making derivative works, for any reason, (ii) grants, or requires any Group Company to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property (or Software that embodies or is covered thereby) or (iv) otherwise imposes any limitation, restriction or condition on the right or ability of any Group Company to use, hold for use, license, host, distribute or otherwise dispose of any Company Owned Intellectual Property, other than compliance with notice and attribution requirements, in each case, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
Section 3.14   Labor Matters.
(a)   Except as set forth on Section 3.14(a) of the Company Disclosure Schedules, since December 31, 2018, (i) none of the Group Companies (A) has or has had any material Liability for any arrears of wages or other compensation for services (including salaries, wage premiums, commissions, fees or bonuses), or any penalty or other sums for failure to comply with any of the foregoing, and (B) has or has had any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees of any Group Company (other than routine payments to be made in the normal course of business and consistent with past practice); and (ii) the Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries and other payments to employees or independent contractors or other service providers of each Group Company, except as has not and would not reasonably be expected to result in, individually or in the aggregate, material Liability to the Group Companies.
(b)   Since December 31, 2018, there has been no “mass layoff” or “plant closing” as defined by WARN related to any Group Company, and the Group Companies have not incurred any material Liability under WARN nor will they incur any Liability under WARN as a result of the transactions contemplated by this Agreement.
(c)   No Group Company is a party to or bound by any CBA or other agreements with any labor organization, labor union, works council or other employee representative or any other Contract with a labor union, labor organization, works council, employee delegate, representative or other employee collective group and no such agreements are being negotiated by any Group Company. nor, to the Company’s knowledge, is there any duty on the part of any Group Company to bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group and no employees of the Group Companies are represented by any labor union, works council, other labor organization or employee representative with respect to their employment with the Group Companies. Since December 31, 2018, there has been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against or affecting any Group Company. To the Company’s knowledge, (i) no labor union, works council or any other employee representative body has requested or sought to organize or represent any of the employees of the Group Companies with respect to their employment with the Group Companies and (ii) since December 31, 2018, there have been no labor organizing activities with respect to any employees of any Group Company.
(d)   To the Company’s knowledge, except as has not and would not reasonably be expected to result in, individually or in the aggregate, material Liability to the Group Companies, no current or former employee or independent contractor of the Group Companies is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Group Companies; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the Group Companies.
(e)   No employee layoff, facility closure or shutdown (whether voluntary or by Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, or reduction in salary or wages, or other workforce changes affecting employees of the Group Companies has occurred since December 31, 2020 or is currently contemplated, planned or announced, including as a result of COVID-19 or any Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19. The Group Companies have not otherwise experienced any material employment-related liability with respect to or arising out of COVID-19 or any Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19.
(f)   To the Company’s knowledge, since December 31, 2018, no allegations of sexual harassment, sexual misconduct or discrimination have been made against a Vice President level employee or above of the Group Companies. The Group Companies have promptly, thoroughly and impartially investigated all sexual harassment or other discrimination, retaliation or policy violation allegations of which they are or were aware in the past two years. With respect to each such allegation with potential merit, the Group Companies have taken prompt corrective action that is reasonably calculated to prevent further improper conduct. None of the Group Companies reasonably expect any material liability with respect to any such allegations and is not aware of any allegations relating to officers, directors, employees, contractors or agents of the Group Companies that, if known to the public, would bring the Group Companies into material disrepute.
Section 3.15   Insurance.   Section 3.15 of the Company Disclosure Schedules sets forth a list of all material policies of fire, liability, workers’ compensation, property, casualty and other forms of insurance owned or held by any Group Company. All such policies are legal, valid and binding and enforceable in accordance with its terms and in full force and effect, all premiums due and payable thereon as of the date of this Agreement have been paid in full as of the date of this Agreement, and true and complete copies of all such policies have been made available to SilverBox. No claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. No event has occurred which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification, under any such policy, and no such action has been threatened.
Section 3.16   Tax Matters.   Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect:
(a)   All Tax Returns required to be filed by each Group Company and Blocker Corp have been timely filed pursuant to applicable Laws (taking into account any extension of time within which to file), all such Tax Returns are true, complete and correct, and each Group Company and Blocker Corp has paid all Taxes due and payable by it (whether or not shown as due and payable on such Tax Returns); Each Group Company has timely and properly withheld and paid to the appropriate Tax Authority all Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder or other third party and has otherwise complied with all applicable Laws relating to such withholding and payment of Taxes;
(b)   There is no Proceeding now being conducted or pending with respect to any Taxes or Tax Returns of any Group Company or Blocker Corp; All deficiencies for Taxes asserted or assessed in writing against any Group Company or Blocker Corp have been fully paid, settled or withdrawn;

(c)   Except as the result of an extension of time within which to file a Tax Return obtained in the ordinary course of business, no Group Company or Blocker Corp has agreed to any extension or waiver of the statute of limitations applicable to any Tax or Tax Return, or any extension of time with respect to a period of Tax collection, assessment or deficiency, which period (after giving effect to such extension or waiver) has not yet expired, and no request for any such waiver or extension is currently pending;
(d)   No Group Company or Blocker Corp has been a party to any “listed transaction” and within the meaning of Treasury Regulations Section 1.6011-4(b)(2);
(e)   No Group Company or Blocker Corp will be required to make any payment after the date of the Latest Balance Sheet as a result of an election under Section 965 of the Code;
(f)   There is no Lien for Taxes on any of the assets of Blocker Corp or any Group Company, other than Permitted Liens;
(g)   No Group Company or Blocker Corp has any liability for Taxes of any Person (other than, in the case of any Group Company, for Taxes of any other Group Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by contract or by operation of Law (in each case, other than pursuant to this Agreement or any Ancillary Document or any customary commercial agreements entered into in the ordinary course of business and not primarily related to Taxes);
(h)   No written claim has been made by any Governmental Entity within the last 3 years where any Group Company or Blocker Corp does not file Tax Returns that such Group Company or Blocker Corp, as applicable, is or may be subject to taxation in that jurisdiction, which claim has not been resolved or withdrawn;
(i)   Neither Blocker Corp nor any Group Company is a party to any Tax indemnification, Tax gross-up, Tax allocation, or Tax sharing or similar Contract or arrangement (other than (A) this Agreement, the Company LLC Agreement, and any Ancillary Document or (B) any such Contract or arrangement (x) solely between Group Companies or (y) that is a customary provision contained in a commercial Contract entered into in the ordinary course of business and not primarily related to Taxes);
(j)   Blocker Corp has not been a party to any transaction treated or intended to be treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the two years prior to the date hereof;
(k)   Neither Blocker Corp nor any Group Company has deferred any Taxes pursuant to the CARES Act that have not been repaid;
(l)   Neither Blocker Corp nor any Group Company (assuming for this purpose that each of the Group Companies is a regarded entity for U.S. federal Income Tax purposes) will be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting, or the use of a cash or an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Income Tax Law) executed on or prior to the Closing Date; (iii) intercompany transactions as described in Treasury Regulation Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign Income Tax Law) or excess loss account described in Treasury Regulation Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign Income Tax Law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) deferred revenue or prepaid or deposit amount received on or prior to the Closing Date; (vi) “minimum gain chargeback” provision with respect to “minimum gain” for periods (or portions of periods) ending on or prior to the Closing Date pursuant to Subchapter K of the Code; or (vii) debt instrument held on or before the Closing Date that was acquired with “original issue discount” as defined in Section 1273(a) of the Code or is subject to the rules set forth in Section 1276 of the Code. Neither Blocker Corp nor any Group Company has deferred any Taxes pursuant to the CARES Act.

(m)   For federal and applicable state and local income tax purposes (i) the Company has been properly treated as a partnership at all times since its date of formation and no election has ever been filed or other action taken for the Company to be treated as an association taxable as a corporation; and (ii) each of the Subsidiaries of the Company is and has been since its date of formation treated as an entity disregarded as separate from its owner.
(n)   Neither Blocker Corp nor any Group Company has taken or agreed to take any action, or is aware of any fact, plan or circumstance, that would reasonably be expected to prevent the Pubco Merger from qualifying for the Intended Tax Treatment; and
(o)   For U.S. federal income tax purposes, the Company is properly treated as a partnership, and no election is pending for the Company to be treated as an association taxable as a corporation.
Notwithstanding anything to the contrary herein, (i) Section 3.8 and Section 3.11 (to the extent such Sections pertain to Tax matters) and this Section 3.16 contain the sole and exclusive representations and warranties of the Company and Blocker Corp with respect to matters relating to Taxes and (ii) nothing in this Section 3.16 or otherwise in this Agreement shall be construed as a representation, covenant or warranty with respect to (A) the amount or availability of any net operating loss, capital loss, Tax credit carryover, Tax basis, or other Tax asset or attribute of any Group Company or Blocker Corp in any taxable period (or portion thereof) beginning after the Closing Date, or (B) other than with respect to the representations in Section 3.16(c), (e), (g), (i), or (m), any Tax positions that any Group Company or Blocker Corp may take in or in respect of a taxable period (or portion thereof) beginning after the Closing Date.
Section 3.17   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 3.17 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 9.6), no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, Blocker Corp or any of their respective Affiliates for which any of the Group Companies has any obligation.
Section 3.18   Real and Personal Property.
(a)   Owned Real Property.   Section 3.18(a) of the Company Disclosure Schedules, sets forth a true and complete list (including street addresses) of all Owned Real Property. As to each Owned Real Property, the Company represents and warrants the following is true and correct:
(i)   The applicable Group Company owns in fee simple good, marketable and insurable title to such parcel;
(ii)   Such Owned Real Property is free and clear of all Liens, other than Permitted Liens;
(iii)   Except as set forth in Section 3.18(a) of the Company Disclosure Schedules, no Group Company has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof;
(iv)   There are no proceedings, rights of first refusal or options to acquire, lease, sell or dispose of all or any part of such Owned Real Property;
(v)   SilverBox has been provided with true and correct copies of all surveys, including ALTA surveys, boundary surveys, and as-built surveys, property inspection or engineering reports, and all title commitments and title policies with respect to the Owned Real Property that are in the possession or control of any Group Company; and
(vi)   All buildings, structures, fixtures, building systems and all components thereof on or under the Owned Real Property (including utilities serving such Owned Real Property) are in all material respects, adequate for the Business operations as currently used and are free of any material defects or deficiencies.
(b)   Leased Real Property.   Section 3.18(b) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all real property and improvements located thereon leased, licensed, subleased, sublicensed, or otherwise used or occupied, or permitted to be used or occupied, by any of the Group Companies (the “Leased Real Property”) and all Real Property Leases (and the name and date of the parties to each of the parties to the Real Property Leases) pursuant to which any Group Company is a tenant, licensee, subtenant, sublicensee, or other occupant as of the date of this Agreement. True and complete copies of all such Real Property Leases have been made available to SilverBox. Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company party thereto, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). Except as set forth in Section 3.18(b) of the Company Disclosure Schedules, (i) the transactions contemplated by this Agreement will not require the consent of any party to any Real Property Leases, will not result in a breach of or default under any Real Property Leases or otherwise cause the Real Property Leases to (A) no longer be in full force and effect or (B) cease to be the valid, legal and binding obligation of each of the applicable Group Company party thereto and each other party thereto, enforceable in accordance with its terms against such Group Company and each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity), (ii) the quiet possession and enjoyment of each applicable Group Company to its respective Leased Real Property has not been disturbed, (iii) there is no dispute, breach or default by any Group Company or, to the Company’s knowledge, any third party under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a dispute, breach or default thereunder, or would permit termination of, or a modification or acceleration thereof by any party to such Real Property Leases, (iv) no security deposit or portion thereof deposited with respect such Real Property Lease has been applied in respect of a dispute, breach or default under such Real Property Lease which has not been redeposited in full, (v) no Group Company owes, or will owe in the future, any brokerage commissions or finder’s fees with respect to such Real Property Lease, (vi) the counterparty to such Real Property Lease is not a Company Non-Party Affiliate and otherwise has never and presently does not have any economic interest in any Group Company, (vii) no Group Company has leased, subleased, licensed, sublicensed, or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof, (viii) the Leased Real Property comprise all of the real property used or intended to be used in, or otherwise related to, the Business, (ix) the Leased Real Property and the furniture, fixtures and equipment located therein or thereon, as applicable, is in good condition and repair and sufficient for the operation of the Business, and there are no facts or conditions affecting any of the furniture, fixtures and equipment located in or upon the Leased Real Property which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Leased Real Property or any portion thereof in the operation of the Business or the value thereof; (x) all rent and additional rent, including operating expenses, property taxes and pass throughs and any other monetary obligations, are current; and (xi) the Company or one of the Group Companies holds a good and valid leasehold estate in the Leased Real Properties, free and clear of all Liens, except for Permitted Liens.
(c)   Condemnation.   There is no condemnation, expropriation, or other proceeding in eminent domain pending or, to the Company’s knowledge, threatened, affecting any Real Property or any portion thereof or interest therein.
(d)   Mechanics Liens.   There is no amount due and payable to any architect, contractor, subcontractor, materialman, or other Person for work or labor performed for, or materials or supplies provided to, or in connection with, any Real Property or portion thereof which is delinquent. Except as set forth in Section 3.18(d) of the Company Disclosure Schedules, there is no work or labor being performed for, or materials or supplies being provided to, or in connection with, any Real Property or portion thereof, or to be performed or supplied prior to Closing, other than development and outfitting of new coffee shop locations in the ordinary course of business, and normal-course maintenance and repair work.
(e)   Compliance with Real Property Laws.   The Real Property is in compliance with all applicable building, zoning, subdivision, health and safety and other land use Laws, including The Americans with Disabilities Act of 1990, as amended, and all insurance requirements affecting the Real Property (collectively, the “Real Property Laws”), and the current use or occupancy of the Real Property or operation of the Business thereon does not violate any Real Property Laws. Neither the Company nor any other Group

Company has received any notice of violation of any Real Property Law and, to the Company’s knowledge, there is no basis for the issuance of any such notice or the taking of any action for such violation. There is no pending or, to the Company’s knowledge, anticipated change in any Real Property Law that will have a material adverse effect on the lease, use or occupancy of any Real Property or any portion thereof in the continued operation of the Business or the value thereof. To the Company’s knowledge, all Group Companies have all certificates of occupancy and operating permits, licenses, franchises, approvals and authorizations, which are required for such Group Company’s use or occupancy of the Real Property.
(f)   Personal Property.   Each Group Company has good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material assets and properties (including any Real Property) of the Group Companies reflected in the Financial Statements or thereafter acquired by the Group Companies, except for assets disposed of in the ordinary course of business.
Section 3.19   Transactions with Affiliates.   Section 3.19 of the Company Disclosure Schedules sets forth, and the Company has made available to SilverBox true and complete copies of, all Contracts between (a) any Group Company, on the one hand, and (b) any Company Related Party, on the other hand, other than Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b). Except as set forth on Section 3.19 of the Company Disclosure Schedules, no Company Related Party (i) owns any material property or right (tangible or intangible) that is used in any Group Company’s business, (ii) owes any material amount to, or is owed any material amount by, any Group Company (other than ordinary course accrued compensation, employee benefits, employee or director expense reimbursement or other transactions entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b)) or (iii) has any financial interest in (other than the ownership of 2% or less of any class of publicly traded securities of a company that is) a material supplier, lessor, lessee, distributor, wholesaler, retailer, reseller, or competitor of any Group Company. All Contracts, arrangements, understandings, interests and other matters that are disclosed or required to be disclosed pursuant to this Section 3.19 are referred to herein as “Company Related Party Transactions”.
Section 3.20   Top Vendors and Top Customers.
(a)   Section 3.20 of the Company Disclosure Schedules sets forth the top ten vendors (excluding landlords) (the “Top Vendors”) and top ten customers (the “Top Customers”) based on the aggregate dollar value of the Group Companies’ transaction volume with such counterparty during the 12-month period ending December 31, 2020.
(b)   None of the Top Vendors nor any Top Customers has, as of the date of this Agreement, informed any Group Company that it will or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with any Group Company (other than due to the expiration of an existing contractual arrangement), and to the Company’s knowledge, none of the Top Vendors or Top Customers is otherwise involved in or, to the Company’s knowledge, threatening a material dispute against the Company or its Subsidiaries or their respective businesses.
Section 3.21   Equipment and Other Tangible Property.   The Group Companies own and have good title to, or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other tangible property reflected on the books of the Group Companies as owned by such Group Company, free and clear of all Liens other than Permitted Liens. All material personal property and leased personal property assets of the Company and its Subsidiaries are structurally sound and in good operating condition and repair (ordinary wear and tear excepted) and are suitable for their present use.
Section 3.22   Product Warranties; Product Liability
(a)   To the Company’s knowledge, each product provided by the Group Companies to a purchaser was provided in material conformity with all applicable contractual commitments and all express warranties by which the Group Companies are bound. To the Company’s knowledge, (i) there are no claims or other Proceedings threatened or that have been submitted or asserted, relating to breach of any guarantee, warranty or indemnity relating to any products designed, sold, manufactured, distributed or delivered by, or services provided by, the Group Companies, (ii) there is no reasonable basis for any present or future claim or other

Proceeding that would reasonably be expected to give rise to any such liability and (iii) there is no material design defect, nor any failure to warn, with respect to any products now or previously designed, tested, sold, manufactured, distributed or delivered by, or services now or previously provided by, the Group Companies.
(b)   There are no claims or other Proceedings pending, threatened, or other Proceeding the have been submitted or asserted, alleging that the Group Companies have any Liability (whether in negligence, breach of warranty, strict liability, failure to warn, or otherwise) arising out of or relating to any claimed injury or damage to individuals or property as a result of the claimed ownership, possession or use of any products allegedly designed, tested, sold, manufactured, distributed or delivered by the Group Companies.
Section 3.23   Data Privacy and Security.
(a)   Each Group Company has implemented written policies relating to the Processing of Personal Data as and to the extent required by applicable Privacy Laws (“Privacy and Data Security Policies”), or is in process of implementing such Privacy and Data Security Policies, with an anticipated end date of no later than December 31, 2021.
(b)   Each Group Company complies, and since December 31, 2018 has complied, and to the knowledge of the Company, all vendors, processors or other third parties Processing Personal Data collected by and/or Processed by or for any Group Company (collectively, “Data Partners”) comply, and since December 31, 2018 has complied, in all material respects with: (i) all Privacy Laws, (ii) all Privacy Policies applicable to each Group Company, and (iii) all contractual commitments, including any terms of use, that each Group Company has entered into with respect to the Processing of Personal Data (collectively, the “Data Protection Requirements”).
(c)   The Company has not received notice of any pending, or to the knowledge of the Company, threatened Proceedings, nor has there been any material Proceedings against any Group Company initiated by (i) any Person; or (ii) the United States Federal Trade Commission, any state attorney general or similar state official.
(d)   Each Group Company has implemented, and since December 21, 2018 has maintained, and requires all Data Partners to implement and maintain, at a minimum, industry standard security measures, plans, procedures, and controls to protect the security of any Personal Data against any accidental, unlawful or unauthorized access, use, loss, alteration, destruction, compromise, or other unauthorized disclosure or Processing of, or access to Personal Data (a “Security Incident”). Since the formation of the Company, to the Company’s knowledge, (i) no Group Company has experienced a Security Incident, and (ii) there have been no unauthorized intrusions or breaches of security into any Company IT Systems except, in the case of clauses (i) and (ii), as would not have a Company Material Adverse Effect.
(e)   Each Group Company owns or has a license to use the Company IT Systems as necessary to operate the business of each Group Company as currently conducted. The Company IT Systems are sufficient and in good working condition for the operation of the Business in all material respects.
Section 3.24   Compliance with International Trade & Anti-Corruption Laws.
(a)   Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, since the formation of the Company, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any territory-wide Sanctions and Export Control Laws (at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, and, prior to January 17, 2017, Sudan) (a “Sanctioned Jurisdiction”); (iii) an entity owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii) or any Sanctioned Jurisdiction. The Group Companies are, and during the past five years have at all times been, in compliance with Sanctions and Export Control Laws.
(b)   No Group Company has received written notice to the effect that a Governmental Entity claimed or alleged that such Group Company was not in compliance with Made in the USA or Buy American standards and requirements.

(c)   Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing has (i) made, offered, promised, paid or received, directly or indirectly, any unlawful bribes, kickbacks or other similar payments to or from any Government Official or any other Person, (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate to secure any improper advantage or to obtain or retain business, or (iii) otherwise made, offered, received, authorized, promised or paid any improper payment under any Anti-Corruption Laws.
(d)   The Group Companies comply, and have at all times complied, with all Anti-Corruption Laws. Without limiting the generality of the foregoing, (a) the Group Companies have not violated nor are in violation in any material respect of the U.S. Anti-Kickback Statute (42 U.S.C. Section 1302a-7(b)), the Federal False Claims Act (31 U.S.C. Sections 3729, et seq.), or any related or similar Law, and (b) there has been no use or authorization of money or anything of value relating to any unlawful payment or secret or unrecorded fund or any false or fictitious entries made in the books and records of the Group Companies relating to the same.
(e)   Neither the Group Companies nor any of their Representatives have received any notice or communication from any Person that alleges, or been involved in any internal investigation involving any allegation relating to, potential violation of any Anti-Corruption Laws or other applicable Law, or have received a request for information from any Governmental Entity regarding Anti-Corruption Laws.
(f)   No Government Official has, directly or indirectly, the right of control over, or any beneficial interest in the Group Companies.
(g)   The Group Companies maintain, and have maintained, compliance policies, procedures, and internal controls reasonably calculated to ensure compliance with applicable Anti-Corruption Laws.
Section 3.25   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Group Companies expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing SilverBox Holders or at the time of the SilverBox Shareholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. All information, including the financial projections, with respect to the Company and its Subsidiaries that was delivered by or on behalf of the Company for inclusion in the SilverBox Investor Presentation being delivered concurrently with the announcement of this transaction was prepared in good faith using assumptions that the Company believes to be reasonable.
Section 3.26   Government Contracts.   Except as set forth on Section 3.26 of the Company Disclosure Schedules, none of the Group Companies is party to: (a) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter Contract or blanket purchase agreement between any Group Company, on one hand, and any Governmental Entity, on the other hand, that is still in effect and that is material in any respect; or (b) any subcontract or other Contract by which any Group Company has agreed to provide goods or services through a prime contractor directly to a Governmental Entity that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services that is still in effect and that is material in any respect.
Section 3.27   Investigation; No Other Representations.
(a)   Each of the Company and Blocker Corp, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, the SilverBox Parties and (ii) it has been furnished with or given access to such documents and information about the SilverBox Parties and its businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b)   In entering into this Agreement and the Ancillary Documents to which it is or will be a party, each of the Company and Blocker Corp has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of SilverBox, any SilverBox Non-Party Affiliate or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party, none of SilverBox, any SilverBox Non-Party Affiliate or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 3.28   No Operations.   Blocker Corp: (a) does not hold, and has not held, any material assets, interests or investments, other than with respect to its ownership of Existing Company Units; (b) does not have and has not had any employees; (c) has not conducted and does not conduct any material business, other than business incidental to its direct or indirect ownership interest in the Company; (d) has no material liabilities or obligations whatsoever other than those related to its ownership of Existing Company Units and liabilities or obligations related to maintaining its corporate existence (including, for example, liabilities or obligations for filing Tax returns); (e) is not a party to any material Contract other than the Blocker Corp’s Governing Documents, the Company’s Governing Documents, any Contract relating to its equity investment in or expense reimbursement from the Company, and this Agreement and other documents related to the transactions contemplated hereby; (f) was formed for the sole purpose of owning Equity Securities in the Company and for no other purpose; and (g) has no Subsidiaries or Equity Securities in any Person (other than the Company).
Section 3.29   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.    NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY SILVERBOX PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 3 OR THE ANCILLARY DOCUMENTS, NONE OF THE COMPANY, BLOCKER CORP, ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND EACH OF THE COMPANY AND BLOCKER CORP EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE GROUP COMPANIES THAT HAVE BEEN MADE AVAILABLE TO ANY SILVERBOX PARTY OR ANY OF THEIR REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE GROUP COMPANIES BY THE MANAGEMENT OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY ANY SILVERBOX PARTY OR ANY SILVERBOX NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 3 OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY ANY GROUP COMPANY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY, BLOCKER CORP, ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY ANY SILVERBOX PARTY OR ANY SILVERBOX NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTHING IN THIS

SECTION 3.29 WILL RELIEVE ANY PARTY OR LIABILITY IN THE CASE OF FRAUD (FOR THE AVOIDANCE OF DOUBT, AS DEFINED HEREIN) COMMITTED BY SUCH PARTY.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES RELATING TO SILVERBOX PARTIES
Subject to Section 9.8, except (a) as set forth on the SilverBox Disclosure Schedules, or (b) as set forth in any SilverBox SEC Reports (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), each SilverBox Party hereby represents and warrants to the Company and Blocker Corp as follows:
Section 4.1   Organization and Qualification.   Each SilverBox Party is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of its jurisdiction of organization. Each SilverBox Party has all power and authority, corporate and otherwise, and all material Permits and Consents required to own and operate its properties and assets and to carry on its business as presently conducted, except as has not resulted in and would not reasonably be expected to result in, individually or in the aggregate, a SilverBox Material Adverse Effect.
Section 4.2   Authority.   Each SilverBox Party has the requisite power and authority to execute and deliver this Agreement and each of the Ancillary Documents to which it is or will be a party, to perform its covenants, agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the SilverBox Shareholder Approval pursuant to Section 5.7 and the consents and approvals to be obtained by Pubco, Merger Sub 1 and Merger Sub 2 pursuant to Section 5.8, the execution and delivery of this Agreement, the Ancillary Documents to which a SilverBox Party is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of such SilverBox Party. This Agreement has been and each Ancillary Document to which a SilverBox Party is or will be a party will be, upon execution thereof, duly and validly executed and delivered by such SilverBox Party and constitutes or will constitute, upon execution thereof, as applicable, a valid, legal and binding agreement of such SilverBox Party (assuming this Agreement has been and the Ancillary Documents to which a SilverBox Party is or will be a party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against such SilverBox Party in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
Section 4.3   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of a SilverBox Party with respect to its execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) compliance with and filings under the HSR Act, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) such filings with and approvals of Nasdaq or NYSE, as applicable, to permit the shares of Pubco Common Stock to be issued in connection with the transactions contemplated by this Agreement and the other Ancillary Documents to be listed on Nasdaq or NYSE, as applicable, (iv) the filing of the Pubco Certificate of Merger, (v) the filing of the Blocker Certificate of Merger, (vi) the consents and approvals to be obtained by Pubco, Merger Sub 1 and Merger Sub 2 pursuant to Section 5.8, (vii) the SilverBox Shareholder Approval or (viii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a SilverBox Material Adverse Effect.
(b)   Neither the execution, delivery or performance by a SilverBox Party of this Agreement nor the Ancillary Documents to which such SilverBox Party is or will be a party nor the consummation by such

SilverBox Party of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Governing Documents of a SilverBox Party, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract or Permit to which a SilverBox Party is a party or bound, as applicable, (iii) violate, or constitute a breach under, any Order or applicable Law to which a SilverBox Party or any of its properties or assets are bound or (iv) result in the creation or imposition of any Lien upon any of the assets or properties (other than any Permitted Liens) of a SilverBox Party, except in the case of clauses (ii) through (iv) above, as would not have a SilverBox Material Adverse Effect.
Section 4.4   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 4.4 of the SilverBox Disclosure Schedules (which fees shall be the sole responsibility of the SilverBox, except as otherwise provided in Section 9.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any SilverBox Party for which such SilverBox Party has any obligation.
Section 4.5   Information Supplied.   None of the information supplied or to be supplied by or on behalf of a SilverBox Party expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing SilverBox Holders or at the time of the SilverBox Shareholders Meeting and, in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 4.6   Capitalization of the SilverBox Parties.
(a)   Section 4.6(a) of the SilverBox Disclosure Schedules sets forth a true, correct and complete statement of the number and class or series (as applicable) of the issued and outstanding SilverBox Shares and the SilverBox Warrants as of the date of this Agreement. Such Equity Securities (i) have been duly authorized, validly issued and, with respect to the SilverBox Shares only, are fully paid and nonassessable, (ii) were not issued in violation of the Governing Documents of SilverBox, (iii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of SilverBox) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person and (iv) have been offered, sold and issued in all material respects with applicable Law, including securities Laws. Except for the SilverBox Shares and SilverBox Warrants set forth on Section 4.6(a) of the SilverBox Disclosure Schedules (assuming that no SilverBox Shareholder Redemptions are effected), immediately prior to Closing, there shall be no other outstanding Equity Securities of SilverBox.
(b)   As of the date of this Agreement, the authorized capital stock of SilverBox consists of (i) 100,000,000 SilverBox Class A Shares, (ii) 10,000,000 SilverBox Class B Shares and (iii) 1,000,000 shares of preferred stock, each with a par value of $0.0001 per share. Upon the consummation of the PIPE Financing and FPA Financing, the outstanding SilverBox Class C Shares issued in connection therewith (A) will be duly authorized, validly issued, fully paid and nonassessable, (B) will have been issued in compliance in all material respects with applicable Law and (C) will not have been issued in breach or violation of any preemptive rights or Contract to which SilverBox is a party or bound. On the Closing Date after the time at which the Effective Time occurs and the closings under the Subscription Agreements, and the Forward Purchase Agreement have occurred, all of the issued and outstanding shares of Pubco Common Stock (A) will be duly authorized, validly issued, fully paid and nonassessable, (B) will have been issued in compliance in all material respects with applicable Law and (C) will not have been issued in breach or violation of any preemptive rights or Contract to which SilverBox or Pubco is a party or bound.
(c)   Except as expressly contemplated by this Agreement, the Ancillary Documents, the SilverBox SEC Reports or the transactions contemplated hereby or thereby or as otherwise mutually agreed to by the Company and SilverBox, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require SilverBox and, except as expressly contemplated by this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby or as otherwise mutually agreed in writing by the Company and SilverBox, there is no obligation of SilverBox, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of SilverBox.
(d)   The Equity Securities of Pubco, Merger Sub 1 and Merger Sub 2 outstanding as of the date of this Agreement (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law, and (iii) were not issued in breach or violation of any preemptive rights or Contract to which Pubco, Merger Sub 1 or Merger Sub 2 (as the case may be) is a party or bound. All of the outstanding Equity Securities of Pubco, Merger Sub 1 and Merger Sub 2 are owned directly or indirectly by SilverBox free and clear of all Liens (other than transfer restrictions under applicable Securities Law). SilverBox has no Subsidiaries other than Pubco, Merger Sub 1 and Merger Sub 2 and does not own, directly or indirectly, any Equity Securities in any Person other than Pubco, Merger Sub 1 and Merger Sub 2.
Section 4.7   Investment Company Act.   SilverBox is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act. SilverBox constitutes an “emerging growth company” within the meaning of the JOBS Act.
Section 4.8   SEC Filings.   Except as set forth on Section 4.8 of the SilverBox Disclosure Schedules, SilverBox has timely filed or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its initial public offering (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “SilverBox SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Registration Statement / Proxy Statement, the “Additional SilverBox SEC Reports”). Each of the SilverBox SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied and each of the Additional SilverBox SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including, as applicable, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the SilverBox SEC Reports or the Additional SilverBox SEC Reports (for purposes of the Additional SilverBox SEC Reports, assuming that the representation and warranty set forth in Section 3.25 is true and correct in all respects with respect to all information supplied by or on behalf of Group Companies expressly for inclusion or incorporation by reference therein). As of their respective dates of filing, the SilverBox SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading (for purposes of the Additional SilverBox SEC Reports, assuming that the representation and warranty set forth in Section 3.25 is true and correct in all respects with respect to all information supplied by or on behalf of Group Companies expressly for inclusion or incorporation by reference therein). As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SilverBox SEC Reports.
Section 4.9   Trust Account.   As of the date of this Agreement, SilverBox has an amount in cash in the Trust Account equal to at least $345,000,000. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Agreement, dated as of February 25, 2021 (the “Trust Agreement”), between SilverBox and Continental, as trustee (the “Trustee”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SilverBox SEC Reports to be inaccurate in any material respect or, to SilverBox’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the Pre-Closing SilverBox Holders who shall have elected to redeem their SilverBox Class A Shares pursuant to the Governing Documents of SilverBox or (iii) if SilverBox fails to complete a business combination within the allotted time period set forth in the Governing Documents of SilverBox and liquidates the Trust Account, subject to the terms of the Trust Agreement, SilverBox (in limited amounts to permit SilverBox to pay the expenses of the Trust Account’s liquidation, dissolution and winding up of SilverBox) and then the Pre-Closing SilverBox Holders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of SilverBox and the Trust Agreement. SilverBox has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and, to SilverBox’s knowledge, no event has occurred which, with due notice or lapse of time or both, would constitute such a material breach or default thereunder. As of the date of this Agreement, there are no claims or proceedings pending or, to SilverBox’s knowledge, threatened with respect to the Trust Account. Since February 25, 2021, SilverBox has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the Pre-Closing SilverBox Holders who have elected to redeem their SilverBox Class A Shares pursuant to the Governing Documents of SilverBox, each in accordance with the terms of and as set forth in the Trust Agreement, SilverBox shall have no further obligation under either the Trust Agreement or the Governing Documents of SilverBox to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.
Section 4.10   Transactions with Affiliates.   Section 4.10 of the SilverBox Disclosure Schedules sets forth, and SilverBox has made available to the Company true and complete copies of, all Contracts between (a) SilverBox, on the one hand, and (b) any SilverBox Related Party, on the other hand, other than Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.8 or entered into in accordance with Section 5.8. No SilverBox Related Party (A) owns any interest in any material asset used in the business of SilverBox, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, customer, lessor or lessee of SilverBox or (C) owes any material amount to, or is owed material any amount by, SilverBox. All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 4.10 are referred to herein as “SilverBox Related Party Transactions”.
Section 4.11   Litigation.   As of the date of this Agreement, there is (and since its organization, incorporation or formation, as applicable, there has been) no Proceeding pending or, to SilverBox’s knowledge, threatened against or involving a SilverBox Party that, if adversely decided or resolved, would be material to a SilverBox Party. No SilverBox Party nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a SilverBox Party pending against any other Person.
Section 4.12   Compliance with Applicable Law.   SilverBox is (and since its incorporation has been) in compliance with all applicable Laws, except as would not have a SilverBox Material Adverse Effect.
Section 4.13   Business Activities.
(a)   Since its incorporation, SilverBox has not conducted any business activities other than activities (i) in connection with or incident or related to its incorporation or continuing corporate (or similar) existence, (ii) directed toward the accomplishment of a business combination, including those incident or related to or incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, (iii) those that are administrative, ministerial or otherwise immaterial in nature, or (iv) related to SilverBox’s initial public offering. Except as set forth in SilverBox’s Governing Documents, there is no Contract binding upon any SilverBox Party or to which any SilverBox Party is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it or its Subsidiaries, any acquisition of property by it or its Subsidiaries or the conduct of business by it or its Subsidiaries (including, in each case, following the Closing).
(b)   Each of Pubco, Merger Sub 1 and Merger Sub 2 was organized solely for the purpose of entering into this Agreement, the Ancillary Documents and consummating the transactions contemplated hereby and thereby and has not engaged in any activities or business, other than those incident or related to or incurred in connection with its organization, incorporation or formation, as applicable, or continuing corporate (or similar) existence or the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby.
Section 4.14   Internal Controls; Listing; Financial Statements.
(a)   Except as is not required in reliance on exemptions from various reporting requirements by virtue of SilverBox’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act, since its initial public offering, (i) SilverBox has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to provide reasonable assurance regarding the reliability of SilverBox’s financial reporting and the preparation of SilverBox’s financial statements for external purposes in accordance with GAAP and (ii) SilverBox has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to SilverBox is made known to SilverBox’s principal executive officer and principal financial officer by others within SilverBox.
(b)   SilverBox has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act. There are no outstanding loans or other extensions of credit made by SilverBox to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SilverBox.
(c)   Since its initial public offering, SilverBox has complied in all material respects with all applicable listing and corporate governance rules and regulations of Nasdaq. The classes of securities representing issued and outstanding SilverBox Class A Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. As of the date of this Agreement, there is no Proceeding pending or, to SilverBox’s knowledge, threatened against SilverBox by Nasdaq or the SEC with respect to any intention by such entity to deregister SilverBox Class A Shares or prohibit or terminate the listing of SilverBox Class A Shares on Nasdaq. Neither SilverBox nor any of its Affiliates has taken any action that is designed to terminate the registration of SilverBox Class A Shares under the Exchange Act.
(d)   The SilverBox SEC Reports contain true and complete copies of the applicable SilverBox Financial Statements. The SilverBox Financial Statements (i) fairly present in all material respects the financial position of SilverBox as at the respective dates thereof, and the results of its operations, shareholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) in the case of the audited SilverBox Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(e)   SilverBox has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for

SilverBox’s and its Subsidiaries’ assets. SilverBox maintains and, for all periods covered by the SilverBox Financial Statements, has maintained books and records of SilverBox in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of SilverBox in all material respects.
(f)   Since its incorporation and through the date of this Agreement, other than the material weakness disclosed in SilverBox’s Form 10-Q for the quarterly period ended March 31, 2021 related solely to the revised SEC guidance with respect to SilverBox’s change in “warrant liability accounting.” SilverBox has not received any written report, complaint, allegation, assertion or claim that there is (i) a “significant deficiency” in the internal controls over financial reporting of SilverBox, (ii) a “material weakness” in the internal controls over financial reporting of SilverBox or (iii) any fraud that involves management or other employees of SilverBox who have a significant role in the internal controls over financial reporting of SilverBox.
(g)   Notwithstanding anything to the contrary contained in this Agreement, no representation or warranty is made by SilverBox as to the accounting treatment of its issued and outstanding warrants or other changes in accounting arising in connection with any required restatement of SilverBox’s historical financial statements, or as to any deficiencies in disclosure (including with respect to financial statement presentation or accounting and disclosure controls) arising from the treatment of such warrants as equity rather than liabilities or other required changes in the SilverBox SEC Reports.
Section 4.15   No Undisclosed Liabilities.   Except for the Liabilities (a) set forth in Section 4.15 of the SilverBox Disclosure Schedules, (b) incurred in connection with the due diligence relating to, or the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of a SilverBox Party’s covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby (it being understood and agreed that the identity of expected third parties that are, as of the date hereof, entitled to receive any material amount of fees, expenses or other payments in connection with the matters described in this clause (b) shall be set forth on Section 4.15 of the SilverBox Disclosure Schedules), (c) that are incurred in connection with or incident or related to any SilverBox Party’s organization, incorporation or formation, as applicable, or continuing corporate (or similar) existence, in each case, which are immaterial in nature, (d) that are incurred in connection with activities that are administrative or ministerial, in each case, which are immaterial in nature, (e) that are either permitted pursuant to Section 5.9(f) or incurred in accordance with Section 5.9(f) (for the avoidance of doubt, in each case, with the written consent of the Company) or (f) set forth or disclosed in the SilverBox Financial Statements included in the SilverBox SEC Reports, no SilverBox Party has any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.
Section 4.16   Compliance with International Trade & Anti-Corruption Laws.
(a)   Since SilverBox’s incorporation, neither SilverBox nor, to SilverBox’s knowledge, any of its Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a Sanctioned Jurisdiction; (iii) an entity majority owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii) or any Sanctioned Jurisdiction, in either case in violation of Sanctions and Export Control Laws.
(b)   Since SilverBox’s incorporation, neither SilverBox nor, to SilverBox’s knowledge, any of its Representatives, or any other Persons acting for or on behalf of any of the foregoing has (i) made, offered, promised, paid or received, directly or indirectly, any unlawful bribes, kickbacks or other similar payments to or from any Government Official or any Person, (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate to secure any improper advantage or to obtain or retain business, or (iii) otherwise made, offered, received, authorized, promised or paid any improper payment under any Anti-Corruption Laws.
Section 4.17   Tax Matters.   Except as has not had, and would not reasonably be expected to have, a SilverBox Material Adverse Effect:
(a)   All Tax Returns required to be filed by each SilverBox Party have been timely filed pursuant to applicable Laws (taking into account any extension of time within which to file), all such Tax Returns are true, complete and correct, and each SilverBox Party has paid all Taxes due and payable by it that are shown as due and payable on such Tax Returns. Each SilverBox Party has timely and properly withheld and paid to the appropriate Tax Authority all Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder or other third party and has otherwise complied with all applicable Laws relating to such withholding and payment of Taxes.
(b)   There is no Proceeding now being conducted or pending with respect to any Taxes or Tax Returns of any SilverBox Party. All deficiencies for Taxes asserted or assessed in writing against any SilverBox Party have been fully paid, settled or withdrawn.
(c)   Except in the ordinary course of business, no SilverBox Party has agreed to any extension or waiver of the statute of limitations applicable to any Tax or Tax Return, or any extension of time with respect to a period of Tax collection, assessment or deficiency, which period (after giving effect to such extension or waiver) has not yet expired, and no request for any such waiver or extension is currently pending.
(d)   No SilverBox Party has been a party to any “listed transaction” and within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(e)   No SilverBox Party will be required to make any payment after the date of the Latest Balance Sheet as a result of an election under Section 965 of the Code.
(f)   There is no Lien for Taxes on any of the assets of any SilverBox Party.
(g)   No SilverBox Party has any liability for Taxes of any Person (other than any SilverBox Party) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by contract or by operation of Law (in each case, other than pursuant to this Agreement or any Ancillary Document or any customary commercial agreements not primarily related to Taxes).
(h)   No SilverBox Party or any of their respective Affiliates has taken or agreed to take any action, or is aware of any fact, plan or circumstance, that would reasonably be expected to prevent the Pubco Merger from qualifying for the Intended Tax Treatment.
Section 4.18   Status of SilverBox Parties.   For U.S. federal income Tax purposes, each of (a) Pubco and SilverBox are, and have been since formation, treated as corporations and (b) Merger Sub 1 and Merger Sub 2 are, and have been since formation, treated as disregarded entities. Each of Pubco, Merger Sub 1 and Merger Sub 2 (i) was formed solely for the purpose of entering into the transactions contemplated by this Agreement and (ii) since the date of its formation, has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.
Section 4.19   Investigation; No Other Representations.
(a)   Each SilverBox Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects, of the Group Companies and (ii) it has been furnished with or given access to such documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is or will be a party, each SilverBox Party has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of the Company, Blocker Corp, any Company Non-Party Affiliate or any other Person, either express or implied, and each SilverBox Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party, none of the Company, Blocker Corp, any Company Non-Party Affiliate or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 4.20   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.    NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 4 AND THE ANCILLARY DOCUMENTS, NONE OF THE SILVERBOX PARTIES, ANY SILVERBOX NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND EACH SILVERBOX PARTY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF ANY SILVERBOX PARTY THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF ANY SILVERBOX PARTY BY OR ON BEHALF OF THE MANAGEMENT OF ANY SILVERBOX PARTY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE 4 OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF ANY SILVERBOX PARTY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF ANY SILVERBOX PARTY, ANY SILVERBOX NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTHING IN THIS SECTION 4.19 WILL RELIEVE ANY PARTY OF LIABILITY IN THE CASE OF FRAUD (FOR THE AVOIDANCE OF DOUBT, AS DEFINED HEREIN) COMMITTED BY SUCH PARTY.
ARTICLE 5
COVENANTS
Section 5.1   Conduct of Business of the Group Companies.
(a)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(a) of the Company Disclosure Schedules, or as consented to in writing by SilverBox (it being agreed that any request for a consent shall not be unreasonably withheld, conditioned or delayed), (i) operate the business of the Group Companies in the ordinary course in all material respects and (ii) use commercially reasonable efforts to maintain and preserve intact in all material respects the business organization, assets, properties and material business relations of the Group Companies, taken as a whole.
(b)   Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(b) of the Company Disclosure Schedules or as consented to in writing by SilverBox (such consent, other than in the case of Section 5.1(b)(i), Section 5.1(b)(ii), Section 5.1(b)(iii), Section 5.1(b)(iv), Section 5.1(b)(xii), Section 5.1(b)(xiv), Section 5.1(b)(xv), or Section 5.1(b)(xvii), not to be unreasonably withheld, conditioned or delayed), not do any of the following:
(i)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of any Group Company or repurchase any outstanding Equity Securities of any Group Company, other than (A) dividends or distributions, declared, set aside or paid by any of the Company’s Subsidiaries to the Company or any of its Subsidiaries that is, directly or indirectly, wholly owned by the Company and (B) Tax distributions in accordance with the Company LLC Agreement in an aggregate amount less than $1,000,000;
(ii)   (A) merge, consolidate, combine or amalgamate any Group Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof, other than, in the case of this clause (B), any acquisition by the Company or its Subsidiaries with a purchase price of less than $50,000,000; provided that no such acquisition may (1) result in a material change to or inaccuracy in the financial projections with respect to the Company and its Subsidiaries delivered by or on behalf of the Company for inclusion in the SilverBox Investor Presentation being delivered concurrently with the announcement of this transaction or (2) result in any delay in obtaining the declaration of effectiveness of the Registration Statement / Proxy Statement under the Securities Act or, once declared effective under the Securities Act, require any amendment to the Registration Statement / Proxy Statement;
(iii)   adopt any amendments, supplements, restatements or modifications to any Group Company’s Governing Documents;
(iv)   transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien, (A) any Equity Securities of any Group Company or (B) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any Equity Securities of any Group Company;
(v)   incur, create or assume any Indebtedness, other than (A) intercompany Indebtedness among the Company and its Subsidiaries, and (B) Indebtedness in the ordinary course of business (including revolving credit drawings, capital leases, purchase money security interests, deferred purchase price obligations and earnouts);
(vi)   cancel or forgive any Indebtedness (other than intercompany Indebtedness among the Company and its Subsidiaries) in excess of $25,000,000 owed to the Company or any of the Company’s Subsidiaries;
(vii)   make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than (A) intercompany loans or capital contributions between the Company and any of its wholly owned Subsidiaries and (B) the reimbursement of expenses of employees in the ordinary course of business;
(viii)   except (x) as required by applicable Law or under the terms of any Employee Benefit Plan of any Group Company that is set forth on Section 3.11(a) of the Company Disclosure Schedules, (y) changes made in connection with annual welfare benefit (non-equity) plan renewals in the ordinary course of business consistent with past practice (it being understood and agreed, for the avoidance of doubt, that in no event shall the exception in this clause (y) be deemed or construed as permitting any Group Company to take any action that is not permitted by any other provision of this Section 5.1(b)), or (z) with respect to an employment agreement, consulting agreement or other services agreement by and between any Group Company and a current director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, which agreements are entered into, amended or otherwise modified in the ordinary course of business and approved by the compensation committee of the board of directors of the Company, (A) amend, modify, adopt, enter into or terminate any Employee Benefit Plan of any Group Company or any material benefit or compensation plan, policy, program or Contract that would be an Employee Benefit Plan if in effect as of the date of this Agreement, (B) increase the compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (C) take any action to accelerate any payment, right to payment, or benefit, or the funding of any payment, right to payment or benefit, payable or to become payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (D) grant severance, change in control, retention or termination pay to, or adopt, enter into or amend any severance, retention, termination, employment, consulting, bonus, change in control or severance agreement with any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, whose annual base salary (or, in the case of an independent contractor, annual compensation) is in excess of $250,000; (E) hire or terminate (other than for “cause”) any director, manager, officer, employee, individual independent contractor or other service provider of any Group Company whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of $250,000, or (F) take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any equity compensation or benefit payable by a Group Company, to the extent inconsistent with disclosure reflected in the Registration Statement / Proxy Statement declared effective under the Securities Act (G) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure or other restrictive covenant obligation of any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company;
(ix)   (A) make, change or revoke any material election relating to Taxes or adopt or change any material Tax accounting method, (B) enter into any agreement, settlement or compromise with any Tax Authority relating to any material Tax matter, (C) file any material amended Tax Return, (D) surrender any right to claim any refund of a material amount of Taxes, (E) defer payment of any material amount of Taxes pursuant to the CARES Act, or (F) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of a material amount of Taxes;
(x)   knowingly take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Intended Tax Treatment;
(xi)   enter into any settlement, conciliation or similar Contract the performance of which would involve the payment by the Group Companies in excess of $5,000,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on any Group Company (or SilverBox or any of its Affiliates after the Closing);
(xii)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company;
(xiii)   change any Group Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;
(xiv)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;
(xv)   (A) amend, modify or terminate any Material Contract of the type described in Section 3.7(a)(x) or Section 3.7(a)(xii)(B) (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such Material Contract pursuant to its terms), (B) waive any material benefit or right under any Material Contract of the type described in Section 3.7(a)(x) or Section 3.7(a)(xii)(B) or (C) enter into any Contract that would constitute a Material Contract of the type described in Section 3.7(a)(x) or Section 3.7(a)(xii)(B);
(xvi)   fail to use commercially reasonable efforts to maintain the Real Properties in substantially the same condition as of the date of this Agreement, except for (A) renovations and other improvements made on or to the Real Properties in the ordinary course of business and (B) ordinary wear and tear, casualty and condemnation;
(xvii)   (A) enter into, amend, modify, or waive any material benefit or right under, any Company Related Party Transaction or (B) make any payment or commit to make any payment to any Company Related Party, other than (1) pursuant to any Contract that is expressly disclosed in Section 5.1(b) of the Company Disclosure Schedules, (2) any payment or commitment to make any payment in a single transaction with a value of less than $50,000 and (3) annual bonuses materially consistent with prior practice (and approved by the compensation committee of the board of directors of the Company);
(xviii)   enter into, modify, amend, renew, negotiate, terminate or extend any CBA, or recognize or certify any labor union, works council, labor organization, or group of employees of the Group Companies as the bargaining representative for any employees of the Group Companies;
(xix)   adopt or implement any material changes to the Business;
(xx)   fail to maintain, keep in force and effect, renew or enhance any of the Group Companies’ insurance policies in effect as of the date of this Agreement; or
(xxi)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1.
Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, (a) nothing set forth in this Agreement shall give SilverBox, directly or indirectly, the right to control or direct the operations of the Group Companies prior to the Closing, (b) any action taken, or omitted to be taken, by any Group Company to the extent such act or omission is reasonably determined by the Company, based on the advice of legal counsel, to be necessary to comply with any Law, Order, directive, pronouncement or guideline issued by a Governmental Entity providing for business closures, “sheltering-in-place” or other restrictions that relates to or is a result of COVID-19 shall in no event be deemed to constitute a breach of Section 5.1; provided however that, (i) in the case of clause (b), the Company shall give SilverBox prior written notice of any such act or omission to the extent reasonably practicable, which notice shall describe in reasonable detail the act or omission and the reason(s) that such act or omission is being taken, or omitted to be taken, pursuant to clause (b) and, in the event that it is not reasonably practicable for the Company to give the prior written notice described in this clause (i), the Company shall instead give such written notice to SilverBox promptly after such act or omission and (ii) in no event shall clause (b) be applicable to any act or omission of the type described in Section 5.1(b)(i), Section 5.1(b)(ii), Section 5.1(b)(iii), Section 5.1(b)(iv), Section 5.1(b)(xii), Section 5.1(b)(xiii), Section 5.1(b)(xiv), Section 5.1(b)(xv) or Section 5.1(b)(xvii).
Section 5.2   Efforts to Consummate; Litigation.
(a)   Subject to the terms and conditions herein provided, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by this Agreement (including (i) the satisfaction, but not waiver, of the closing conditions set forth in Article 7 and, in the case of any Ancillary Document to which such Party will be a party after the date of this Agreement, to execute and delivery such Ancillary Document when required pursuant to this Agreement, and (ii) using reasonable best efforts to obtain (A) the PIPE Financing on the terms and subject to the conditions set forth in the Subscription Agreements, and (B) the FPA Financing on the terms and subject to the conditions set forth in the Forward Purchase Agreement). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons necessary, proper or advisable to consummate the transactions contemplated by this Agreement or the Ancillary Documents; provided however that, if the Closing does not occur, each Party shall bear its out-of-pocket costs and expenses in connection with the preparation of any such Consents; provided further that, subject to the following proviso, SilverBox and the Company shall each pay one-half of the HSR Act filing fee at the time of filing; which shall be treated as Company Expenses or SilverBox Expenses, as applicable; provided further that, if the Closing occurs, the fees of each Party will be paid in accordance with Section 9.6. Each Party shall (i) make any appropriate filings pursuant to the HSR Act with respect to the transactions contemplated by this Agreement promptly (and in any event within five Business Days) following the date of this Agreement and (ii) respond as promptly as reasonably practicable to any requests by any Governmental Entity for additional information and documentary material that may be requested pursuant to the HSR Act. SilverBox shall promptly inform the Company of any communication between SilverBox, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform SilverBox of any communication between the Company, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding any of the transactions contemplated by this Agreement or any Ancillary Document. Without limiting the foregoing, (a) the Parties agree to request early termination of the applicable waiting period under the HSR Act, and (b) each Party and their respective Affiliates shall not extend any waiting period, review period or comparable period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the transactions contemplated hereby or by the Ancillary Documents, except with the prior written consent of SilverBox and the Company. Nothing in this Section 5.2 obligates any Party or any of its Affiliates to agree to (i) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of any Group Company or any entity, facility or asset of such Party or any of its Affiliates, (ii) terminate, amend or assign existing relationships and contractual rights or obligations, (iii) amend, assign or terminate existing licenses or other agreements, or (iv) enter into new licenses or other agreements. No Party shall agree to any of the foregoing measures with respect to any other Party or any of its Affiliates, except with SilverBox’s and the Company’s prior written consent.
(b)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, SilverBox, on the one hand, and the Company, on the other hand, shall give counsel for the Company (in the case of SilverBox) or SilverBox (in the case of the Company), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to the transactions contemplated by this Agreement or the Ancillary Documents. Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with, in the case of SilverBox, the Company, or, in the case of the Company, SilverBox in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of SilverBox, the Company, or, in the case of the Company, SilverBox, the opportunity to attend and participate in such meeting or discussion.
(c)   Notwithstanding anything to the contrary in this Agreement, in the event that this Section 5.2 conflicts with any other covenant or agreement in this Article 5 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.
(d)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, SilverBox, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder Proceedings (including derivative claims) relating to this Agreement, any Ancillary Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of SilverBox, SilverBox or any of its Representatives (in their capacity as a representative of SilverBox) or, in the case of the Company, any Group Company or any of their respective Representatives (in their capacity as a representative of the Company). SilverBox and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other. Notwithstanding the foregoing, in no event shall (A) the Company, any other Group Company or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of SilverBox (not to be unreasonably withheld, conditioned or delayed) or (B) any of the SilverBox Parties or any of their respective Representatives settle or compromise any Transaction Litigation without the Company’s prior written consent.
Section 5.3   Confidentiality and Access to Information.
(a)   The Parties hereby acknowledge and agree that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that this Section 5.3(a) or the Confidentiality Agreement conflicts with any other covenant or agreement contained herein or any Ancillary Document that contemplates the disclosure, use or provision of information or otherwise, then such other covenant or agreement contained herein shall govern and control to the extent of such conflict.
(b)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, the Company shall provide, or cause to be provided, to SilverBox and its Representatives during normal business hours reasonable access to the directors, officers, books and records of the Group Companies (in a manner so as to not interfere with the normal business operations of the Group Companies). Notwithstanding the foregoing, none of the Group Companies shall be required to provide to SilverBox or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any Group Company is subject, including any Privacy Law, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding obligation of any Group Company with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any Group Company under the attorney-client privilege or the attorney work product doctrine; provided that, in case of each of clauses (A) through (D), the Company shall, and shall cause the other Group Companies to, use commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law, or (ii) if any Group Company, on the one hand, and SilverBox, any SilverBox Non-Party Affiliate or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
(c)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, SilverBox shall provide, or cause to be provided, to the SilverBox and its Representatives during normal business hours reasonable access to the directors, officers, books and records of SilverBox (in a manner so as to not interfere with the normal business operations of SilverBox). Notwithstanding the foregoing, SilverBox shall not be required to provide, or cause to be provided to, the Company or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which SilverBox is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding obligation of SilverBox with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to SilverBox under the attorney-client privilege or the attorney work product doctrine; provided that, in case of each of clauses (A) through (D), SilverBox shall use commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law, or (ii) if SilverBox, on the one hand, and any Group Company, any Company Non-Party Affiliate or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that SilverBox shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
Section 5.4   Public Announcements.
(a)   Subject to Section 5.4(b), Section 5.6 and Section 5.7, none of the Parties or any of their respective Representatives shall issue any press releases or make any public announcements (including communications disseminated via social media, news feeds, chat rooms or other similar electronic platforms for communicating to persons who are not otherwise obligated to maintain the confidentiality of such communications) with respect to this Agreement or the transactions contemplated hereby or any subject matter disclosed or required to be disclosed in the Registration Statement / Proxy Statement without the prior written consent of, prior to the Closing, the Company and SilverBox or, after the Closing, SilverBox; provided however that, each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law, in which case (A) prior to the Closing, the disclosing Party and its Representatives shall use reasonable best efforts to consult with the Company, if the disclosing party is SilverBox, or SilverBox, if the disclosing party is the Company, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, or (B) after the Closing, the disclosing Party and its Representatives shall use reasonable best efforts to consult with SilverBox and the disclosing Party shall consider such comments in good faith, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 5.4 and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement, the Ancillary Documents or in connection with the transactions contemplated hereby or thereby. Notwithstanding anything to the contrary in this Section 5.4 or otherwise in this Agreement, the Parties agree that the Sponsor and its Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect current or prospective investor or in connection with normal fund raising or related marketing or informational or reporting activities, provided the recipients of such information are subject to customary confidentiality obligations prior to the receipt of such information.
(b)   The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and SilverBox prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as reasonably practicable after the execution of this Agreement. Promptly after the execution of this Agreement, SilverBox shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by, and in compliance with, the Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and SilverBox shall consider such comments in good faith. The Company, on the one hand, and SilverBox, on the other hand, shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or SilverBox, as applicable) a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”) prior to the Closing, and, on the Closing Date, the Parties shall cause the Closing Press Release to be released. Promptly after the Closing (but in any event within four Business Days after the Closing), SilverBox shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws. In connection with the preparation of each of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.
Section 5.5   Exclusive Dealing.
(a)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause the other Group Companies and its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing non-public information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any Equity Securities of any Group Company (or any Affiliate or successor of any Group Company); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. The Company agrees to (A) notify SilverBox promptly upon receipt of any Company Acquisition Proposal by any Group Company, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep SilverBox reasonably informed on a current basis of any modifications to such offer or information.
(b)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SilverBox shall not, and shall cause its Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing non-public information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a SilverBox Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a SilverBox Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a SilverBox Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of SilverBox (or any Affiliate or successor of SilverBox); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
Section 5.6   Preparation of Registration Statement / Proxy Statement.   As promptly as reasonably practicable following the date of this Agreement (which, for the avoidance of doubt, shall be no earlier than the availability of the Required Company Audited Financial Statements), SilverBox, Pubco and the Company shall prepare and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either SilverBox or the Company, as applicable), and SilverBox and Pubco shall file with the SEC, the Registration Statement / Proxy Statement (it being understood that the Registration Statement / Proxy Statement shall include (x) a proxy statement of SilverBox which will be used for the SilverBox Shareholders Meeting to adopt and approve the Transaction Proposals and other matters reasonably related to the Transaction Proposals, all in accordance with and as required by SilverBox’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq or NYSE, as applicable, and (y) a prospectus of Pubco that will be used to register the Pubco Common Stock and Pubco Warrants to be issued in connection with the transactions contemplated by this Agreement). The Registration Statement / Proxy Statement shall be in form and substance reasonably acceptable to the Company. Each of SilverBox, Pubco and the Company shall use its reasonable best efforts to (a) cause the Registration Statement / Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC (including, with respect to the Group Companies, the provision of financial statements of, and any other information with respect to, the Group Companies for all periods, and in the form, required to be included in the Registration Statement / Proxy Statement under Securities Laws or in response to any comments from the SEC); (b) promptly notify the others of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (c) have the Registration Statement / Proxy Statement declared effective under the Securities Act as promptly as reasonably practicable after it is filed with the SEC; and (d) keep the Registration Statement / Proxy Statement effective through the Closing in order to permit the consummation of the transactions contemplated by this Agreement. SilverBox and Pubco, on the one hand, and the Company, on the other hand, shall promptly furnish, or cause to be furnished, to the other all information concerning such Party, its Non-Party Affiliates and their respective Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.6 or for including in any other statement, filing, notice or application made by or on behalf of SilverBox or Pubco (as applicable) to the SEC or Nasdaq or NYSE, as applicable, in connection with the transactions contemplated by this Agreement or the Ancillary Documents. If any Party becomes aware of any information that should be disclosed in an amendment or supplement to the Registration Statement / Proxy Statement, then (i) such Party shall promptly inform, in the case of SilverBox and Pubco, the Company, or, in the case of the Company, SilverBox and Pubco thereof; (ii) such Party shall prepare and mutually agree upon with, in the case of SilverBox and Pubco, the Company, or, in the case of the Company, SilverBox and Pubco (in either case, such agreement not to be unreasonably withheld, conditioned or delayed) an amendment or supplement to the Registration Statement / Proxy Statement; (iii) SilverBox and Pubco shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the Pre-Closing SilverBox Holders. SilverBox and Pubco shall as promptly as reasonably practicable advise the Company of the time of effectiveness of the Registration Statement / Proxy Statement, the issuance of any stop order relating thereto or the suspension of the qualification of Pubco Common Stock and Pubco Warrants for offering or sale in any jurisdiction, and SilverBox, Pubco and the Company shall each use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Parties shall use reasonable best efforts to ensure that none of the information related to him, her or it or any of his, her or its Non-Party Affiliates or its or their respective Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Registration Statement / Proxy Statement will, at the time the Registration Statement / Proxy Statement is initially filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 5.7   SilverBox Shareholder Approval.   As promptly as reasonably practicable following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act, SilverBox shall (a) duly give notice of and (b) use reasonable best efforts to duly convene and hold a special meeting of the stockholders (the “SilverBox Shareholders Meeting”) in accordance with the Governing Documents of SilverBox, for the purposes of obtaining the SilverBox Shareholder Approval and, if applicable, any approvals related thereto and providing its shareholders with the opportunity to elect to effect a SilverBox Shareholder Redemption. SilverBox shall, through unanimous approval of its board of directors, recommend to its shareholders (the “SilverBox Board Recommendation”), (i) the adoption and approval of this Agreement and the transactions contemplated hereby (the “Business Combination Proposal”); (ii) the adoption and approval of the Amended and Restated SilverBox Certificate of Incorporation (the “Charter Proposal”), (iii) the adoption and approval of the Pubco Merger (the “Merger Proposal”); (iv) the adoption and approval of each other proposal that either the SEC or Nasdaq or NYSE, as applicable (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto; (v) the adoption and approval of each other proposal reasonably agreed to by SilverBox, Pubco and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents; and (vi) the adoption and approval of a proposal for the adjournment of the SilverBox Shareholders Meeting, if necessary, for any of the reasons set forth in clauses (A) through (D) of the following proviso (such proposals in clauses (i) through (vi), collectively, the “Transaction Proposals”); provided that, SilverBox may adjourn the SilverBox Shareholders Meeting (A) to solicit additional proxies for the purpose of obtaining the SilverBox Shareholder Approval, (B) for the absence of a quorum, (C) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that SilverBox has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Pre-Closing SilverBox Holders prior to the SilverBox Shareholders Meeting or (D) if the holders of SilverBox Class A Shares have elected to redeem a number of SilverBox Class A Shares as of such time that would reasonably be expected to result in the condition set forth in Section 7.3(d) not being satisfied; provided that, without the consent of the Company, in no event shall SilverBox adjourn the SilverBox Shareholders Meeting for more than 15 Business Days later than the most recently adjourned meeting or to a date that is beyond the Termination Date. The SilverBox Board Recommendation contemplated by the preceding sentence shall be included in the Registration Statement / Proxy Statement. SilverBox covenants that none of the SilverBox Board, any committee of the SilverBox Board or SilverBox shall withdraw or modify, or propose publicly or by formal action of the SilverBox Board, any committee of the SilverBox Board or SilverBox to withdraw or modify, in a manner adverse to the Company, the SilverBox Board Recommendation or any other recommendation by the SilverBox Board or SilverBox of the proposals set forth in the Registration Statement / Proxy Statement, in each case except where the SilverBox Board has determined in good faith, after consultation with outside legal counsel, that withdrawing or modifying any such recommendation is necessary to satisfy the fiduciary duties of SilverBox and the SilverBox Board under applicable Law.
Section 5.8   Shareholder Approvals of Pubco, Merger Sub 1 and Merger Sub 2.
(a)   Concurrently with the execution of this Agreement, SilverBox, as the sole stockholder of Pubco, will approve and adopt this Agreement, the Ancillary Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby.
(b)   As promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, Pubco, as the sole member of Merger Sub 1, will approve and adopt this Agreement, the Ancillary Documents to which Merger Sub 1 is or will be a party and the transactions contemplated hereby and thereby.
(c)   As promptly as reasonably practicable (and in any event within one Business Day) following the date of this Agreement, SilverBox, as the sole member of Merger Sub 2, will approve and adopt this Agreement, the Ancillary Documents to which Merger Sub 2 is or will be a party and the transactions contemplated hereby and thereby.

Section 5.9   Conduct of Business of SilverBox.   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SilverBox shall not, and shall cause the SilverBox Parties and their respective Subsidiaries not to, as applicable, except as expressly contemplated by this Agreement or any Ancillary Document (including, for the avoidance of doubt, in connection with the PIPE Financing and FPA Financing), as required by applicable Law, as set forth on Section 5.9 of the SilverBox Disclosure Schedules or as consented to in writing by the Company (it being agreed that any request for consent shall not be unreasonably withheld, conditioned or delayed), do any of the following:
(a)   create or form any Subsidiary (other than as otherwise set forth in this Agreement and in the Ancillary Documents);
(b)   adopt any amendments, supplements, restatements or modifications to the Trust Agreement, the Warrant Agreement or the Governing Documents of SilverBox or any of its Subsidiaries;
(c)   acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or enter into any strategic joint ventures, partnerships or alliances with any other person;
(d)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of SilverBox or any of its Subsidiaries, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of SilverBox or any of its Subsidiaries, as applicable;
(e)   split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;
(f)   incur, create or assume any Indebtedness or other Liability, other than (i) SilverBox Expenses, (ii) SilverBox Working Capital Loans in an aggregate amount not to exceed $1,000,000 or (iii) Indebtedness for borrowed money or guarantees incurred in the ordinary course of business and in an aggregate amount not to exceed $200,000;
(g)   make any loans or advances to, or capital contributions in, any other Person, other than to, or in, SilverBox or any of its Subsidiaries;
(h)   issue any Equity Securities of SilverBox or any of its Subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to Equity Securities of the foregoing of SilverBox or any of its Subsidiaries;
(i)   enter into, renew, modify or revise any SilverBox Related Party Transaction (or any Contract or agreement that if entered into prior to the execution and delivery of this Agreement would be a SilverBox Related Party Transaction);
(j)   engage in any activities or business, other than activities or business (i) in connection with or incident or related to such Person’s organization, incorporation or formation, as applicable, or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, this Agreement, any Ancillary Document, the performance of covenants or agreements hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or (iii) those that are administrative or ministerial, in each case, which are immaterial in nature;
(k)   make any change in accounting methodology, practice or policy other than changes required by GAAP or applicable Law;
(l)   waive, release, assign, settle or compromise any action pending or threatened against SilverBox or any of its directors or officers that would materially and adversely affect SilverBox after the Closing Date;
(m)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction (other than, for the avoidance of doubt, the transactions expressly contemplated by this Agreement and the Ancillary Documents);

(n)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;
(o)   (A) make, change or revoke any material election relating to Taxes or adopt or change any material Tax accounting method, (B) enter into any agreement, settlement or compromise with any Tax Authority relating to any material Tax matter, (C) file any material amended Tax Return, (D) surrender any right to claim any refund of a material amount of Taxes, (E) defer payment of any material amount of Taxes pursuant to the CARES Act, or (F) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of a material amount of Taxes;
(p)   knowingly take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Intended Tax Treatment; or
(q)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.9.
Notwithstanding anything in this Section 5.9 or this Agreement to the contrary, (i) nothing set forth in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of SilverBox and (ii) nothing set forth in this Agreement shall prohibit, or otherwise restrict the ability of, SilverBox from using the funds held by SilverBox outside the Trust Account to pay or reimburse any SilverBox Expenses or SilverBox Liabilities or from otherwise distributing or paying over any funds held by SilverBox outside the Trust Account to the Sponsor or any of its Affiliates, in each case, prior to the Closing.
Section 5.10   Listing.   SilverBox shall use its reasonable best efforts to cause: (a) Pubco’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement to have been approved: (b) Pubco to satisfy all applicable initial and continuing listing requirements of Nasdaq; and (c) the shares of Pubco Common Stock and the Pubco Warrants issuable in accordance with this Agreement to be approved for listing on Nasdaq (and the Company shall reasonably cooperate in connection therewith), subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement, and in any event prior to the Effective Time. Notwithstanding the foregoing, if mutually agreed by SilverBox and the Company, the Company, on behalf of SilverBox, shall prepare and submit to the New York Stock Exchange (“NYSE”) a listing application, in accordance with NYSE rules, covering the shares of Pubco Common Stock and Pubco Warrants issuable in accordance with this Agreement, and shall obtain approval for the listing thereof on the NYSE from and after the Effective Time, and the Company shall reasonably cooperate with SilverBox with respect to such listing.
Section 5.11   Trust Account.
(a)   Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 7 and provision of notice thereof to the Trustee, (i) at the Closing, SilverBox shall (A) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (B) make all appropriate arrangements to cause the Trustee to (1) pay as and when due all amounts, if any, payable to the Public Shareholders of SilverBox pursuant to the SilverBox Shareholder Redemption, (2) pay the amounts due to the underwriters of SilverBox’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (3) immediately thereafter, pay all remaining amounts then available in the Trust Account to SilverBox, or the accounts designated by SilverBox, in accordance with the Trust Agreement, and (ii) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
(b)   In connection with the closing condition with respect to the aggregate cash proceeds available for release to SilverBox from the Trust Account under Section 7.3(d), the Sponsor and the Company shall each use reasonable best efforts to ensure that at least 10,000,000 shares of Pubco Common Stock will be “publicly held” shares (within the meaning of applicable listing rules).
Section 5.12   Party Consents and Approvals.
(a)   As promptly as reasonably practicable (and in any event within two Business Days) following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act (the “Blocker Corp Shareholder Written Consent Deadline”), Blocker Corp shall obtain and deliver to

SilverBox a true and correct copy of a written consent (in form and substance reasonably satisfactory to SilverBox) approving this Agreement, the Ancillary Documents to which Blocker Corp is or will be a party and the transactions contemplated hereby and thereby that is duly executed by the Blocker Corp Shareholders that hold at least the requisite number of issued and outstanding shares of common stock of Blocker Corp required to, or that otherwise have the right to, approve and adopt such matters in accordance with the DGCL and Blocker Corp’s Governing Documents (the “Blocker Corp Shareholder Written Consent”).
(b)   As promptly as reasonably practicable (and in any event within two Business Days) following the time at which the Registration Statement / Proxy Statement is declared effective under the Securities Act (the “Company Unitholder Written Consent Deadline”), the Company shall obtain and deliver to SilverBox a true and correct copy of a written consent (in form and substance reasonably satisfactory to SilverBox) approving this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby that is duly executed by the Existing Company Unitholders that hold at least the requisite number of issued and outstanding Existing Company Units required to, or that otherwise have the right to, approve and adopt such matters in accordance with the DLLCA and the Company’s Governing Documents (the “Company Unitholder Written Consent”).
(c)   SilverBox may not modify or waive any provisions of a Subscription Agreement, the Forward Purchase Agreement or the Sponsor Letter Agreement without the prior written consent of the Company; provided that, any modification or waiver that is solely ministerial in nature or otherwise immaterial and does not affect any economic or any other material term of a Subscription Agreement or the Forward Purchase Agreement shall not require the prior written consent of the Company.
(d)   At Closing, Pubco, the Agent (as defined in the Tax Receivable Agreement) and the Company shall finalize and execute the Tax Receivable Agreement.
Section 5.13   SilverBox Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of SilverBox, as provided in SilverBox’s Governing Documents or pursuant to written agreements in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Effective Time for a period of six years and (ii) Pubco will perform and discharge, or cause to be performed and discharged, all obligations to provide such indemnity and exculpation during such six-year period. To the maximum extent permitted by applicable Law, during such six-year period, Pubco shall advance, or caused to be advanced, expenses in connection with such indemnification as provided in SilverBox’s Governing Documents or other applicable agreements as in effect immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of SilverBox’s Governing Documents shall not, during such six-year period, be amended, repealed or otherwise modified after the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of immediately prior to the Effective Time, or at any time prior to such time, were directors or officers of SilverBox (the “SilverBox D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring on or prior to the Effective Time and relating to the fact that such SilverBox D&O Person was a director or officer of SilverBox immediately prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   Pubco shall not have any obligation under this Section 5.13 to any SilverBox D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such SilverBox D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   For a period of six years after the Effective Time, Pubco shall maintain, without any lapses in coverage, directors’ and officers’ liability insurance for the benefit of those Persons who are currently covered by any comparable insurance policies of SilverBox as of the date of this Agreement with respect to matters occurring on or prior to the Effective Time. Such insurance policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under SilverBox’s directors’ and officers’ liability insurance policies as of the date of this Agreement; provided that, Pubco shall not be obligated to pay annual premiums in excess of 300% of the most recent annual premium paid by SilverBox prior to the date of this Agreement and, in such event, SilverBox shall purchase the maximum coverage available for 300% of the most recent annual premium paid by SilverBox prior to the date of this Agreement.
(d)   If Pubco or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of Pubco shall assume all of the obligations set forth in this Section 5.13.
(e)   The SilverBox D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.13 are intended to be third-party beneficiaries of this Section 5.13. This Section 5.13 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of SilverBox or Pubco.
Section 5.14   Company Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of the Group Companies, as provided in the Group Companies’ Governing Documents or pursuant to written agreements in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Effective Time for a period of six years and (ii) Pubco will cause the applicable Group Companies to perform and discharge all obligations to provide such indemnity and exculpation during such six-year period. To the maximum extent permitted by applicable Law, during such six-year period, Pubco shall cause the applicable Group Companies to advance expenses in connection with such indemnification as provided in the Group Companies’ Governing Documents or other applicable agreements in effect as of immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of the Group Companies’ Governing Documents shall not, during such six-year period, be amended, repealed or otherwise modified after the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of the Effective Time or at any time prior to the Effective Time, were directors or officers of the Group Companies (the “Company D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring prior to Closing and relating to the fact that such Company D&O Person was a director or officer of any Group Company prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   None of Pubco or the Group Companies shall have any obligation under this Section 5.14 to any Company D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such Company D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   The Company shall purchase, at or prior to the Closing, and Pubco shall maintain, or cause to be maintained, in effect for a period of six years after the Effective Time, without lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of the Group Companies as of the date of this Agreement with respect to matters occurring on or prior to the Effective Time, together with director’s and officer’s liability insurance for Pubco for the first year following the Closing (the “Company D&O Tail Policy”). Such “tail” policy shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under the Group Companies’ directors’ and officers’ liability insurance policies as of the date of this Agreement; provided that none of the Company, Pubco or any of their respective Affiliates shall pay a premium for such “tail” policy in excess of 300% of the most recent annual premium paid by the Group Companies prior to the date of this Agreement and, in such event, the Company, Pubco or one of their respective Affiliates shall purchase the maximum coverage available for 300% of the most recent annual premium paid by the Group Companies prior to the date of this Agreement. The cost of the Company D&O Tail Policy shall be a Company Expense.
(d)   If Pubco or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of SilverBox shall assume all of the obligations set forth in this Section 5.14.
(e)   The Company D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.14 are intended to be third-party beneficiaries of this Section 5.14. This Section 5.14 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of Pubco.
Section 5.15   Post-Closing Directors and Officers.
(a)   SilverBox shall take all such action within its power as may be necessary or appropriate such that effective immediately after the Effective Time (i) the board of directors of Pubco (the “Pubco Board”) shall initially consist of seven directors, which shall be divided into three classes, designated Class I, II and III, with Class I consisting of two directors with an initial term that expires in 2023, Class II consisting of two directors with an initial term that expires in 2024, and Class III consisting of three directors with an initial term that expires in 2025; (ii) the members of the Pubco Board will be the individuals determined in accordance with Section 5.15(b); and (iii) the officers of Pubco (the “Officers”) are the individuals determined in accordance with Section 5.15(c).
(b)   The directors on the Pubco Board immediately after the Effective Time (each, a “Director”) shall consist of (i) Evan Hafer, (ii) two individuals to be identified by Mr. Hafer (subject to the reasonable approval of SilverBox and the Company), both of whom shall be an “independent director” (as defined under applicable listing rules and regulations), (iii) two individuals to be identified by SilverBox prior to the effectiveness of the Registration Statement / Proxy Statement, one of whom is intended to be Glenn Welling, and at least one of whom shall be an “independent director” (as defined under applicable listing rules and regulations), and (iv) four individuals to be identified by the Company. In the event that Mr. Hafer is unwilling or unable (whether due to disability, termination of service or otherwise) to serve as a Director, then, prior to the mailing of the Registration Statement / Proxy Statement to the Pre-Closing SilverBox Holders, Mr. Hafer may (subject to the reasonable approval of SilverBox and the Company) replace himself with another individual, which shall be an “independent director” (as defined under applicable listing rules and regulations), to serve as such Director. Prior to the mailing of the Registration Statement / Proxy Statement to the Pre-Closing SilverBox Holders, the Company shall designate whether each individual who will serve on the Pubco Board immediately after the Effective Time will be designated as a member of Class I, Class II or Class III; provided that Glenn Welling shall be designated as a member of Class III.
(c)   The Officers immediately after the Effective Time shall be the individuals identified on Section 5.15(c) of the Company Disclosure Schedules, with each such individual holding the title set forth opposite his or her name.
Section 5.16   PCAOB Financials and Additional Information.
(a)   As promptly as reasonably practicable after the date of this Agreement (but no later than five (5) Business Days following the date of this Agreement), the Company shall deliver to SilverBox the Required Company Financial Statements. As promptly as reasonably practicable after the date of this Agreement (but no later than November 15, 2021), the Company shall deliver to SilverBox the Company Unaudited Financial Statements. If the Registration Statement / Proxy Statement has not been declared effective by the SEC prior to February 15, 2022, as soon as reasonably practicable thereafter (but no later than March 30, 2022), the Company shall deliver to SilverBox (i) the audited consolidated financial statements of income and comprehensive income, consolidated statement of member’s equity (deficit) and consolidated statement of cash flows of the Group Companies as of and for the year ended December 31, 2021, together with the notes and schedules to the foregoing, which comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant

(the “Additional Audited Financial Statements”), (ii) any other audited or unaudited consolidated balance sheets and the related audited or unaudited consolidated statements of operations and comprehensive loss, members’ equity (deficit) and cash flows of the Group Companies as of and for a year-to-date period ended as of the end of any other different fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year (and as of and for the prior fiscal quarter), as applicable, that is required under the applicable rules and regulations and guidance of the SEC to be included in the Registration Statement / Proxy Statement (including pro forma financial information); (iii) all selected financial data of the Group Companies required by Item 301 of Regulation S-K of the Exchange Act, as necessary for inclusion in the Registration Statement / Proxy Statement; (iv) management’s discussion and analysis of financial condition and results of operations prepared in accordance with Item 303 of Regulation S-K of the Exchange Act (as if the Group Companies were subject thereto) with respect to the periods described in clauses (i) and (ii) above, as necessary for inclusion in the Registration Statement / Prospectus (including pro forma financial information); (v) the consent of the Group Companies’ auditors required for inclusion in the Registration Statement / Proxy Statement; and (vi) all other information (financial or otherwise) of the Group Companies required to be included in the Registration Statement / Proxy Statement as of and for the year ended December 31, 2021 (including disclosures required by Items 401, 402 and 404 of Regulation S-k of the Exchange Act). Upon delivery of the Additional Audited Financial Statements, the representations and warranties set forth in Section 3.4 shall be deemed to apply in the same manner as the Required Company Financial Statements.
(b)   The Company shall use its reasonable best efforts (i) to assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any member of such Group Company, SilverBox and Pubco in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Registration Statement / Proxy Statement and any other filings to be made by SilverBox and Pubco with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.
Section 5.17   Founder Equity Incentive Plan; Pubco Equity Incentive Plan.
(a)   Prior to the effectiveness of the Registration Statement / Proxy Statement, the Pubco Board shall approve and, subject to obtaining the approval of the holders of the requisite number of SilverBox Shares, adopt an equity incentive plan, in form and substance, with any changes or modifications thereto, as the Company and SilverBox may mutually agree acting in good faith (such agreement not to be unreasonably withheld, conditioned or delayed by any of the Company or SilverBox, as applicable) (the “Founder Equity Incentive Plan”), in the manner prescribed under applicable Laws, effective as of one day prior to the Closing Date.
(b)   Prior to the effectiveness of the Registration Statement / Proxy Statement, the Pubco Board shall approve and, subject to obtaining the approval of the holders of the requisite number of SilverBox Shares, adopt an equity incentive plan, in form and substance, with any changes or modifications thereto, as the Company and SilverBox may mutually agree acting in good faith (such agreement not to be unreasonably withheld, conditioned or delayed by any of the Company or SilverBox, as applicable) (the “Pubco Equity Incentive Plan”), in the manner prescribed under applicable Laws, effective as of one day prior to the Closing Date. In furtherance of the foregoing, the Pubco Equity Incentive Plan shall provide for a pool of 10% to 12% of fully diluted shares of Pubco Common Stock measured as of immediately after Closing, inclusive of (i) any shares of Pubco Common Stock eligible for grant under the Founder Equity Incentive Plan and (ii) all of the unvested Existing Company Incentive Units (or any newly issued incentive units of the Company issued at Closing in replacement thereof).
(c)   For the avoidance of doubt, the failure of the Company and SilverBox to mutually agree on the form and terms of the Founder Equity Incentive Plan or Pubco Equity Incentive Plan, shall not be deemed a failure of any Party to comply with any covenant or agreement under this Agreement (other than any failure to act in good faith in accordance with Section 5.17(a) and Section 5.17(b)), or afford any Party a basis upon which to not consummate the transactions contemplated by this Agreement to the extent that all other conditions to Closing set forth in Article 7 are otherwise satisfied or waived.

Section 5.18   Blocker Activities.
(a)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, Blocker Corp shall not, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law or as mutually consented to by the Company and SilverBox in writing (which consent shall not be unreasonably conditioned, withheld or delayed), take any action or engage in any activities that could cause any representation or warranty of or applicable to Blocker Corp set forth in Article 3 to be untrue in any material respect or take any action or engage in any of the activities described in Section 3.28 or modify its Governing Documents.
(b)   As soon as reasonably practicable and not more than five Business Days after the Closing, the Parties shall cause Blocker Corp to be merged with and into Merger Sub 1, its corporate parent after giving effect to the Business Combination, with Merger Sub 1 continuing as the surviving entity in such merger.
Section 5.19   Treatment of Existing Indebtedness.
(a)   Prior to the Closing, the Company shall deliver (by the applicable date required under the terms of the applicable documentation governing the Indebtedness of the Group Companies set forth on Section 5.19(a) of the Company Disclosures Schedules (collectively, the “Closing Date Indebtedness”) that shall be paid off as of Closing and otherwise in compliance with any other applicable requirements) any notices necessary to permit the prepayment, payoff, discharge and termination in full at the Closing of the Closing Date Indebtedness.
(b)   At least three Business Days prior to or at the Closing, the Company shall deliver, or cause to be delivered, to SilverBox duly executed payoff letters dated as of the Closing Date (collectively, the “Payoff Letters”; drafts of which shall be provided to SilverBox no less than five Business Days prior to the anticipated Closing Date), from the holders (or an agent (or similar Person) on behalf of all such holders) of the Closing Date Indebtedness. Each of the Payoff Letters shall (i) be in form and substance reasonably satisfactory to SilverBox, (ii) confirm the aggregate outstanding amount (such amount under all Payoff Letters, collectively, the “Payoff Amount”) required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other outstanding and unpaid amounts under the applicable Closing Date Indebtedness as of the anticipated Closing Date, (iii) contain payment instructions for the applicable portion of the Payoff Amount (and the daily accrual of interest thereafter) and (iv) customarily evidence the satisfaction, irrevocable release and discharge of the Closing Date Indebtedness (including guarantees), and the agreement by such holders (or an agent (or similar Person) on behalf of all such holders) to release all Liens upon the payment of the applicable portion of the Payoff Amount in accordance with the relevant payment instructions, together with such other customary documents (including an authorization to file Uniform Commercial Code termination statements) and releases (in recordable form, if applicable) as are reasonably necessary to release all Liens (including mortgages) created in connection with the Closing Date Indebtedness.
Section 5.20   Amendment and Restatement of Pubco Charter and Bylaws.   Prior to the effectiveness of the Registration Statement / Proxy Statement, SilverBox, as the sole stockholder of Pubco, and the Pubco Board shall approve and adopt (a) the Amended and Restated Certificate of Incorporation of Pubco, substantially in the form attached hereto as Exhibit F, pursuant to which Pubco shall become a Delaware public benefit corporation (the “Amended and Restated Pubco Charter”) and (b) the Pubco Amended and Restated Bylaws of Pubco, substantially in the form attached hereto as Exhibit G (the “Amended and Restated Pubco Bylaws”).
ARTICLE 6
TAX MATTERS
Section 6.1   Certain Tax Matters.
(a)   Each Party shall reasonably cooperate (and cause its Affiliates to reasonably cooperate), as and to the extent reasonably requested by each other Party (and at the expense of the requesting Party), in connection with any Tax Return or any Proceeding with respect to Taxes or Tax Returns with respect to the transactions contemplated by this Agreement or otherwise with respect to any of the Parties for Pre-Closing Tax Periods. Such cooperation shall include the retention and provision of records and information which are reasonably relevant to any such Tax Return or Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Section 6.1(a). For the avoidance of doubt, this Section 6.1(a) shall not apply to any dispute or threatened dispute among the Parties.
(b)   Intended Tax Treatment.
(i)   The Parties intend that, for U.S. federal income Tax purposes, the Pubco Merger constitute a transaction that qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each Party shall, and shall cause its respective Affiliates to, use reasonable best efforts to cause the Pubco Merger to so qualify (which shall include using reasonable best efforts to take, or not take, any action which may reasonably be expected to prevent such qualification) and shall file all Tax Returns consistent with, and take no position inconsistent with (whether in Proceedings, Tax Returns or otherwise), such treatment unless required to do so pursuant to a “determination” that is final within the meaning of Section 1313(a) of the Code. Each of the Parties agrees to promptly notify all other Parties of any challenge to the Intended Tax Treatment by any Governmental Entity.
(ii)   The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
(iii)   If, in connection with the preparation and filing of the Registration Statement / Proxy Statement, the SEC requests or requires that any tax opinion be prepared and submitted in such connection, then (i) the Parties shall cooperate in order to facilitate the issuance of such tax opinion, (ii) the Parties shall deliver to Kirkland & Ellis LLP (or other legal counsel to the Company) and/or Paul Hastings LLP (or other legal counsel to SilverBox), in each case, to the extent reasonably requested by such counsel, duly executed certificates, dated as of the date reasonably requested by such counsel, containing such customary representations and warranties as shall be reasonably necessary or appropriate to enable such counsel to render any such opinion, (iii) Kirkland & Ellis LLP or other legal counsel to the Company (and for the avoidance of doubt, not Paul Hastings LLP or other legal counsel to SilverBox) shall issue any such opinion, subject to customary assumptions and limitations, relating to the Tax consequences of the transactions contemplated by this Agreement to Blocker Corp, Blocker Corp Shareholders, and/or the Existing Company Unitholders, and (iv) Paul Hastings LLP or other legal counsel to SilverBox (and for the avoidance of doubt, not Kirkland & Ellis LLP or other legal counsel to the Company) shall issue any such opinion, subject to customary assumptions and limitations, relating to the Tax consequences of the transactions contemplated by this Agreement to any of the SilverBox Parties or any of their respective shareholders or equityholders (including the Intended Tax Treatment).
(c)   Transfer Taxes.   All transfer, documentary, sales, use, real property transfer, stamp, registration and other similar Taxes, fees and costs (including any associated penalties and interest) (“Transfer Taxes”) incurred by any of the Parties or their respective Subsidiaries in connection with the execution of this Agreement or the transactions contemplated hereby shall be borne and paid by Pubco following the Effective Time. The party required by applicable Law to file a Tax Return with respect to such Transfer Taxes and to pay such Transfer Taxes shall do so within the time periods prescribed by Law. The Parties shall reasonably cooperate regarding the filing of any Tax Returns with respect to Transfer Taxes.
ARTICLE 7
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT
Section 7.1   Conditions to the Obligations of the Parties.   The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the following conditions:
(a)   the applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement shall have expired or been terminated;
(b)   no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect;

(c)   the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;
(d)   the Blocker Corp Shareholder Written Consent shall have been obtained;
(e)   the Company Unitholder Written Consent shall have been obtained;
(f)   the Required SilverBox Shareholder Approval shall have been obtained;
(g)   after giving effect to the transactions contemplated hereby, SilverBox shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time;
(h)   Pubco’s initial listing application with Nasdaq or NYSE, as applicable, in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Effective Time, Pubco shall satisfy any applicable initial and continuing listing requirements of Nasdaq or NYSE, as applicable, and Pubco shall not have received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time, and the shares of Pubco Common Stock to be issued pursuant to the Pubco Merger shall have been approved for listing on Nasdaq or NYSE, as applicable;
(i)   at least 5,000,000 shares of Pubco Common Stock shall be “publicly held” shares (within the meaning of applicable listing rules);
(j)   the Pubco Board shall consist of the number of directors, and be comprised of the individuals and classes, determined pursuant to Section 5.15(a) and Section 5.15(b); and
(k)   the Amended and Restated Pubco Charter shall have been duly filed with the Secretary of State of the State of Delaware, and the Amended and Restated Pubco Bylaws shall have been duly adopted.
Section 7.2   Other Conditions to the Obligations of SilverBox Parties.   The obligations of the SilverBox Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by SilverBox of the following further conditions:
(a)   (i) the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.8(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.8(a) shall be true and correct in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date); provided however that, this clause (ii) shall be deemed to be satisfied if no Company Material Adverse Effect is continuing, (iii) the representations and warranties of the Company set forth in Article 3 (other than the Company Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect and (iv) the representations and warranties of Blocker Corp set forth in Article 3 shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date);

(b)   each of the Company and Blocker Corp shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company or Blocker Corp, as applicable, under this Agreement at or prior to the Closing;
(c)   since the date of this Agreement, no Company Material Adverse Effect shall have occurred that is continuing;
(d)   at or prior to the Closing, Blocker Corp shall have delivered, or caused to be delivered, to SilverBox a certificate duly executed by an authorized officer of Blocker Corp, dated as of the Closing Date, to the effect that the conditions specified in Section 7.2(a), Section 7.2(b) (solely to the extent such conditions relate to Blocker Corp) are satisfied, in a form and substance reasonably satisfactory to SilverBox;
(e)   at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to SilverBox the following documents:
(i)   a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 7.2(a), Section 7.2(b) and Section 7.2(c) (solely to the extent such conditions relate to the Company or any other Group Company) are satisfied, in a form and substance reasonably satisfactory to SilverBox;
(ii)   the Tax Receivable Agreement duly executed by the Agent (as defined in the Tax Receivable Agreement) and the Company; and
(iii)   the Investor Rights Agreement duly executed by the Existing Company Unitholders and the Company.
Section 7.3   Other Conditions to the Obligations of the Company and Blocker Corp.   The obligations of the Company and Blocker Corp to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:
(a)   (i) the SilverBox Fundamental Representations shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) the representations and warranties of SilverBox (other than the SilverBox Fundamental Representations) contained in Article 4 of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “SilverBox Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a SilverBox Material Adverse Effect;
(b)   SilverBox shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing;
(c)   the aggregate cash proceeds available for release to SilverBox from the Trust Account in connection with the transactions contemplated hereby (after, for the avoidance of doubt, giving effect to all of the SilverBox Shareholder Redemptions), plus the gross proceeds of the PIPE Financing and the FPA Financing shall be equal to or greater than $300,000,000, before deductions for transaction expenses and other uses as contemplated by this Agreement;
(d)   at or prior to the Closing, SilverBox shall have delivered, or caused to be delivered, the following documents to the Company:
(i)   a certificate duly executed by an authorized officer of SilverBox, dated as of the Closing Date, to the effect that the conditions specified in Section 7.3(a) and Section 7.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company;

(ii)   the Warrant Assumption Agreement duly executed by Pubco;
(iii)   the Tax Receivables Agreement duly executed by Pubco; and
(iv)   the Investor Rights Agreement duly executed by Pubco, the Sponsor and Engaged Capital.
Section 7.4   Frustration of Closing Conditions.   Neither the Company nor Blocker Corp may rely on the failure of any condition set forth in this Article 7 to be satisfied if such failure was proximately caused by the Company’s or Blocker Corp’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2. SilverBox may not rely on the failure of any condition set forth in this Article 7 to be satisfied if such failure was proximately caused by SilverBox’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2.
ARTICLE 8
TERMINATION
Section 8.1   Termination.   This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:
(a)   by mutual written consent of SilverBox and the Company;
(b)   by SilverBox, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if the Company or Blocker Corp has failed to perform any covenant or agreement on the part of the Company or Blocker Corp, as applicable, set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 7.2(a) or Section 7.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to the Company by SilverBox, and (ii) the Termination Date; provided, however, that no SilverBox Party is then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) from being satisfied;
(c)   by the Company, if any of the representations or warranties set forth in Article 4 shall not be true and correct or if any SilverBox Party has failed to perform any covenant or agreement on the part of such SilverBox Party, as applicable, set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to SilverBox by the Company and (ii) the Termination Date; provided, however, neither the Company nor Blocker Corp is then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 7.2(a) or Section 7.2(b) from being satisfied;
(d)   by either SilverBox or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to June 2, 2022 (the “Termination Date”); provided however that, (i) the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to SilverBox if any SilverBox Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (ii) the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Company if the Company’s or Blocker Corp’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;
(e)   by either SilverBox or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable;
(f)   by either SilverBox or the Company if the SilverBox Shareholders Meeting has been held (including any adjournment thereof), has concluded, SilverBox’s shareholders have duly voted and the Required SilverBox Shareholder Approval was not obtained; or

(g)   by SilverBox, if the Company does not deliver, or cause to be delivered to SilverBox (i) the Blocker Corp Shareholder Written Consent in accordance with Section 5.12(a) on or prior to the Blocker Corp Shareholder Written Consent Deadline or (ii) the Company Unitholder Written Consent in accordance with Section 5.12(b) on or prior to the Company Unitholder Written Consent Deadline.
Section 8.2   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 8.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Non-Party Affiliates) with the exception of (a) Section 5.3(a), this Section 8.2, Article 9 and Article 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties and (b) the Confidentiality Agreement, which shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with their respective terms. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 8.1 shall not affect any Liability on the part of any Party for any Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud.
ARTICLE 9
MISCELLANEOUS
Section 9.1   Non-Survival.   Other than those representations, warranties and covenants set forth in Section 2.1, Section 2.5, Section 3.27, Section 3.29, Section 4.19 and Section 4.20, each of which shall survive following the Effective Time, or as otherwise provided in the last sentence of this Section 9.1, and except in the case of any claim, action or liability against a party in respect of such party’s Fraud, each of the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Effective Time) of the Parties set forth in this Agreement shall terminate at the Effective Time, such that no claim for breach of any such representation, warranty, agreement or covenant, detrimental reliance or other right or remedy (whether in contract, in tort, at law, in equity or otherwise) may be brought with respect thereto after the Effective Time against any Party, any Company Non-Party Affiliate or any SilverBox Non-Party Affiliate. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms, and each covenant and agreement contained in any Ancillary Document that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms and any other provision in any Ancillary Document that expressly survives the Effective Time shall so survive the Effective Time in accordance with the terms of such Ancillary Document.
Section 9.2   Entire Agreement; Assignment.   This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the Parties. Any attempted assignment of this Agreement not in accordance with the terms of this Section 9.2 shall be void.
Section 9.3   Amendment.   This Agreement may be amended or modified only by a written agreement executed and delivered by the Parties. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 9.3 shall be void, ab initio; provided that, neither the Company nor Blocker Corp shall agree to any amendment, modification or waiver of any provision of this Agreement that would reasonably be expected to materially and adversely affect the benefits that the Company would reasonably expect to receive under this Agreement and the other transactions contemplated hereby without having received the prior written consent of the Company (it being understood that (a) any amendment or modification to the definition of Company Expenses or Unpaid Company Expenses or (b) any amendment or modification to the provisions hereof to which the Company is a third-party beneficiary pursuant to Section 9.9 shall be deemed to have such a material and adverse effect).
Section 9.4   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:
(a)
If to SilverBox, to:

SilverBox Engaged Merger Corp I
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, TX 78746
Attention:
Joseph Reece
Stephen Kadenacy

E-mail:
jr@sbcap.com
sk@sbcap.com

with a copy (which shall not constitute notice) to:
Paul Hastings LLP
1999 Avenue of the Stars, 27th Floor
Los Angeles, CA 90067
Attention:
David M. Hernand
Jonathan Ko

E-mail:
davidhernand@paulhastings.com
jonathanko@paulhastings.com

(b)
If to the Company or Blocker Corp, to:

Authentic Brands, LLC
1144 S 500 W
Salt Lake City, UT 84101
Attn: Tom Davin, Co-CEO
Email: tom.davin@blackriflecoffee.com
Grand Opal Investment Holdings, Inc.
c/o Torreal SCR, S.A.
Calle Fortuny, 1
28010 Madrid, Spain
Attention: Almudena de Egaña
E-mail: aeh@torreal.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention:
Steven V. Napolitano, P.C.
John A. Kaercher, P.C.
Joshua N. Korff, P.C
.Peter S. Seligson

E-mail:
stephen.napolitano@kirkland.com
john.kaercher@kirkland.com
joshua.korff@kirkland.com
peter.seligson@kirkland.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 9.5   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.
Section 9.6   Fees and Expenses.   Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and SilverBox shall pay, or cause to be paid, all SilverBox Expenses and (b) if the Closing occurs, then the Company shall pay or reimburse, or cause to be paid or reimbursed, all Unpaid Company Expenses and all SilverBox Expenses (including paying off any SilverBox Working Capital Loans in an aggregate amount not to exceed $1,000,000).
Section 9.7   Construction; Interpretation.   The term “this Agreement” means this Business Combination Agreement together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to SilverBox, any documents or other materials posted to the electronic data room located at Donnelley Financial Solutions Venue under the project name “Project Operator” or otherwise provided to or made available to SilverBox or its Representatives as of 5:00 p.m., Eastern Time, at least one day prior to the date of this Agreement; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time; (m) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement); and (n) all references to SilverBox in relation to any time following the Pubco Merger shall be deemed to be referenced to Pubco. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.
Section 9.8   Exhibits and Schedules.   All Exhibits and Schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered Sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the SilverBox Disclosure Schedules corresponding to any Section or subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the SilverBox Disclosure Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the SilverBox Disclosure Schedules), as applicable, where the relevance of such disclosure to such other Section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3 or Article 4 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.
Section 9.9   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 5.13, Section 5.14 and the three subsequent sentences of this Section 9.9, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Sponsor shall be an express third-party beneficiary of Section 9.2, Section 9.3, Section 9.14 and this Section 9.9 (to the extent related to the foregoing). Evan Hafer shall be an express third-party beneficiary of his rights under Section 5.15(b) and this Section 9.9 (to the extent related to the foregoing). Each of the Non-Party Affiliates shall be an express third-party beneficiary of Section 9.13 and this Section 9.9 (to the extent related to the foregoing).
Section 9.10   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 9.11   Counterparts; Electronic Signatures.   This Agreement and each Ancillary Document (including any of the closing deliverables contemplated hereby) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Ancillary Document (including any of the closing deliverables contemplated hereby) by e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any such Ancillary Document.
Section 9.12   Knowledge of Company; Knowledge of SilverBox.   For all purposes of this Agreement, the phrase “to the Company’s knowledge” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 9.12(a) of the Company Disclosure Schedules, assuming reasonable inquiry and investigation of his or her direct reports. For all purposes of this Agreement, the phrase “to SilverBox’s knowledge” and “known by SilverBox” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 9.12(b) of the SilverBox Disclosure Schedules, assuming reasonable inquiry and investigation of his or her direct reports. For the avoidance of doubt, none of the individuals set forth on Section 9.12(a) of the Company Disclosure Schedules or Section 9.12(b) of the SilverBox Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.
Section 9.13   No Recourse.   Except for claims pursuant to any Ancillary Document by any party thereto against any Company Non-Party Affiliate or any SilverBox Non-Party Affiliate (each, a “Non-Party Affiliate”), and then solely with respect to claims against the Non-Party Affiliates that are party to the applicable Ancillary Document, and except in the case of Fraud, each Party agrees on behalf of itself and on behalf of the Company Non-Party Affiliates, in the case of the Company, and the SilverBox Non-Party Affiliates, in the case of SilverBox, that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any Non-Party Affiliate, and (b) none of the Non-Party Affiliates shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, any Group Company, any SilverBox Party or any Non-Party Affiliate concerning the Company, any Group Company, any SilverBox Party, this Agreement or the transactions contemplated hereby.
Section 9.14   Extension; Waiver.   The Company may (a) extend the time for the performance of any of the obligations or other acts of SilverBox set forth herein, (b) waive any inaccuracies in the representations and warranties of SilverBox set forth herein or (c) waive compliance by SilverBox with any of the agreements or conditions set forth herein. SilverBox may (i) extend the time for the performance of any of the obligations or other acts of the Company or Blocker Corp set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company or Blocker Corp set forth herein or (iii) waive compliance by the Company or Blocker Corp with any of the agreements or conditions set forth herein. Any agreement on the part of any such Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.
Section 9.15   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.15.
Section 9.16   Submission to Jurisdiction.   Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within State of New York, New York County), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or under any Ancillary Document or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or under any Ancillary Document or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 9.16 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 9.4 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.
Section 9.17   Remedies.   Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.
Section 9.18   Trust Account Waiver.   Reference is made to the final prospectus of SilverBox, filed with the SEC (File No. 333-252827) on March 1, 2021 (the “Prospectus”). Each of the Company and Blocker Corp acknowledges and agrees and understands that SilverBox has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SilverBox’s public shareholders (the “Public Shareholders”), and SilverBox may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of SilverBox entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Representatives that, notwithstanding the foregoing or anything to the contrary in this Agreement, none of the Company nor any of it Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SilverBox or any of its Representatives, on the one hand, and, the Company or any of its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company, on its own behalf and on behalf of its Representatives, hereby irrevocably waives any Trust Account Released Claims that it or any of its Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with SilverBox or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with SilverBox or its Affiliates); provided, however, that nothing in this Section 9.18 shall prohibit the Company from seeking specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.
* * * * *

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.
SILVERBOX ENGAGED MERGER CORP I
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

BRC INC.
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

SBEA MERGER SUB LLC
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

BRCC BLOCKER MERGER SUB LLC
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

[Signature Page to Business Combination Agreement]

GRAND OPAL INVESTMENT HOLDINGS, INC.
By:
/s/ Almudena de Egana Huerta

Name:
Almudena de Egana Huerta

Title:
Authorized Signatory

[Signature Page to Business Combination Agreement]

AUTHENTIC BRANDS, LLC
By:
/s/ Tom Davin

Name:
Tom Davin

Title:
Co-Chief Executive Officer

[Signature Page to Business Combination Agreement]

FIRST AMENDMENT TO BUSINESS COMBINATION AGREEMENT
This First Amendment to Business Combination Agreement (this “Amendment”) is entered into as of January 4, 2022, by and among SilverBox Engaged Merger Corp I, a Delaware corporation (“SilverBox”), BRC Inc., a Delaware corporation and wholly owned subsidiary of SilverBox (“Pubco”), SBEA Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Merger Sub 1”), BRCC Blocker Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of SilverBox (“Merger Sub 2”), Grand Opal Investment Holdings, Inc., a Delaware corporation (“Blocker Corp”), and Authentic Brands, LLC, a Delaware limited liability company (the “Company”). SilverBox, Pubco, Merger Sub 1, Merger Sub 2, Blocker Corp and the Company shall be referred to herein from time to time collectively as the “Parties” and each individually as a “Party”. Any capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Combination Agreement (as defined herein).
RECITALS
WHEREAS, the Parties previously entered into that certain Business Combination Agreement, dated as of November 2, 2021 (as may be further amended or modified from time to time, the “Combination Agreement”);
WHEREAS, Section 9.3 of the Combination Agreement provides that the Combination Agreement may be amended or modified only by a written agreement executed and delivered by the Parties; and
WHEREAS, the Parties desire to modify and amend the Combination Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
AMENDMENT
1.   The third full paragraph on page 4 of the Combination Agreement is hereby amended and restated in its entirety as follows:
“WHEREAS, at the Closing, Pubco, the Sponsor, the Existing Company Unitholders (other than holders of Existing Company Preferred Units, Blocker Corp and the Blocker Corp Shareholders) and the Company will enter into an investor rights agreement, substantially in the form attached hereto as Exhibit D (the “Investor Rights Agreement”), pursuant to which, among other things, the Existing Company Unitholders (other than holders of Existing Company Preferred Units, Blocker Corp and the Blocker Corp Shareholders) will be granted certain registration rights with respect to their respective shares of Pubco Common Stock, will agree not to effect certain sales or transfers of a portion of the Equity Securities of Pubco held by any of them during the lock-up period described therein, will agree to be bound by certain voting obligations with respect to election of Directors and will agree on certain other corporate governance matters, in each case, on the terms and subject to the conditions therein;”
2.   Section 1.1 of the Combination Agreement is hereby amended by adding the following definitions in proper alphabetical order:
““Applicable Premium” means the greater of (a) 1.0% of the principal amount of the Existing Company Preferred Units and (b) on any redemption date, the excess (to the extent positive) of (i) the present value at such redemption date of (A) the redemption price equal to 100% of the total outstanding principal amount thereof at December 31, 2022, plus (B) all required distributions payments due on such Existing Company Preferred Units to and including such date set forth in clause (A) (excluding accrued but unpaid interest, if any), computed upon the redemption date using a discount rate equal to the Applicable Treasury Rate (as defined in the Company LLC Agreement) at such redemption date plus 50 basis points, over (ii) the outstanding principal amount of such Existing Company Preferred Units, in each case, as calculated by the Company or on behalf of the Company by such Person as the Company shall designate.”

““Applicable Premium Account” has the meaning set forth in Section 2.7(a).”
““Supplemental Company Common Units” means, collectively, the aggregate number of Company Common Units equal to (a) the Supplemental Equity minus (b) the Supplemental Pubco Class A Shares.”
““Supplemental Equity” means, collectively, the aggregate number of Company Common Units and Pubco Class A Shares equal to the quotient of (a) the amount of proceeds from the Applicable Premium Account and (b) $10.00.”
““Supplemental Pubco Class A Shares” means, collectively, the aggregate number of Pubco Class A Shares equal to the pro rata portion of the Supplemental Equity attributable to Blocker Corp in respect of the Existing Company Common Units it held immediately prior to the consummation of the Business Combination.”
3.   The definition of “Common Unit Redemption Amount” under Section 1.1 of the Combination Agreement is hereby amended and restated in its entirety as follows:
““Common Unit Redemption Amount” means, as of the Reference Time, the amount of cash equal to (a) the Aggregate Cash Raised, plus (b) Company Cash, minus (c) Unpaid Company Expenses and SilverBox Expenses, minus (d) the Preferred Unit Redemption Amount, minus (e) the amount of the Indebtedness of the Group Companies to be repaid at the Closing pursuant to Section 2.4(d), minus (f) the amount of the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Common Units and Existing Company Preferred Units, minus (g) the Company Minimum Retained Cash Amount; provided, however, that the Common Unit Redemption Amount shall not exceed an amount equal to $117,703,000 minus the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Common Units. A sample calculation of the Common Unit Redemption Amount is set forth on Annex C to this Agreement.”
4.   The definition of “Continuing Company Unit” under Section 1.1 of the Combination Agreement is hereby amended and restated in its entirety as follows:
““Continuing Company Units” means, collectively, the aggregate number of Company Common Units equal to the difference between (a) the Aggregate Company Units minus (b) the quotient of (i) the sum of the Common Unit Redemption Amount plus the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Common Units, and (ii) $10.00.”
5.   The definition of “Net Equity Value” under Section 1.1 of the Combination Agreement is hereby amended and restated in its entirety as follows:
““Net Equity Value” means (a) an amount equal to $1,577,289,500 minus (b) the Unpaid Company Expenses in excess of $30,000,000, minus (c) the Preferred Unit Redemption Amount, minus (d) the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Preferred Units, plus (e) the product of (i) the Additional Subject Shares (as defined in the Sponsor Letter Agreement), if any, and (ii) $10.00.”
6.   The definition of “Preferred Unit Redemption Amount” under Section 1.1 of the Combination Agreement is hereby amended and restated in its entirety as follows:
““Preferred Unit Redemption Amount” means (a) the aggregate amount payable for the redemption of the issued and outstanding Existing Company Preferred Units as of the Closing Date based on the redemption price as set forth in the Company LLC Agreement, including the amount of any change of control or redemption fees, premium (including, for the avoidance of doubt, the Applicable Premium) or other amounts payable in connection therewith, minus (b) the cash portion of the Blocker Merger Consideration paid in respect of Existing Company Preferred Units.”
7.   The first clause of Section 2.1(f)(i) of the Combination Agreement is hereby amended and restated in its entirety as follows:
“On the terms and subject to the conditions set forth in this Agreement (including, for the avoidance of doubt, Section 2.7) and in accordance with the DLLCA,”

8.   Article 2 of the Combination Agreement is hereby amended by adding the following paragraph as a new Section 2.7:
“Section 2.7   Post-Closing Adjustments.
(a)   Notwithstanding anything to the contrary in this Agreement (including, for the avoidance of doubt, Section 2.1(f)), on the Closing Date, the Company shall (i) withhold from the Preferred Unit Redemption Amount an amount equal to the Applicable Premium and (ii) deposit such amount in a segregated bank account of the Company (the “Applicable Premium Account”) to be held for a period not exceeding 60 calendar days following the Closing Date.
(b)   No later than 60 calendar days following the Closing Date, the proceeds from the Applicable Premium Account shall be allocated by the Company as follows: (i) if the Applicable Premium is payable to the former holders of Existing Company Preferred Units, then the Company shall use all of the proceeds from the Applicable Premium Account to pay the Applicable Premium to the former holders of Existing Company Preferred Units on a pro rata basis; and (ii) if the Applicable Premium is not payable to the former holders of Existing Company Preferred Units, then (A) the Company shall issue the Supplemental Company Common Units to the Existing Company Unitholders (other than Blocker Corp) on a pro rata basis, (B) Pubco shall issue (1) a number of Pubco Class B Shares equal to the number of Supplemental Company Common Units to the Existing Company Unitholders (other than Blocker Corp) on a pro rata basis and (2) the Supplemental Pubco Class A Shares to the Blocker Corp Shareholders on a pro rata basis, and (C) the Company shall release the Applicable Premium held in the Applicable Premium Account to the Company to make such funds available for use as general working capital funds.
(c)   For the purpose of determining whether the Applicable Premium shall be payable or not payable to the former holders of Existing Company Preferred Units, (x) the threshold $1.25 billion equity value of the Company, as referenced in Section 8.13(b) of the Company LLC Agreement, shall be determined using the 30-day volume-weighted average price calculated as of the later of the 30th day following the Closing Date and the date on which the Form S-1 Shelf (as defined in the Investor Rights Agreement) is declared effective by the SEC, and (y) in computing such threshold, the Common Unit Redemption Amount shall be added to the foregoing calculation of the Company’s equity value based upon the 30-day volume weighted average price.
9.   Clause (y) of the first sentence of Section 5.6 of the Combination Agreement is hereby amended and restated in its entirety as follows:
“(y) a prospectus of Pubco that will be used to register the Pubco Common Stock and Pubco Warrants to be issued in connection with the transactions contemplated by this Agreement (other than the Pubco Common Stock issuable in exchange for the SilverBox Class C Shares pursuant to Section 2.2(b)(iii)).”
10.   Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Combination Agreement, all of which shall remain in full force and effect.
11.   Article 9 of the Combination Agreement is hereby incorporated herein by reference, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first written above.
SILVERBOX ENGAGED MERGER CORP I
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

BRC INC.
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

SBEA MERGER SUB LLC
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

BRCC BLOCKER MERGER SUB LLC
By:
/s/ Steve Kadenacy

Name:
Steve Kadenacy

Title:
Chief Executive Officer

[Signature Page to First Amendment to Business Combination Agreement]

GRAND OPAL INVESTMENT HOLDINGS, INC.
By:
/s/ Almudena de Egana Huerta

Name:
Almudena de Egana Huerta

Title:
Authorized Signatory

[Signature Page to First Amendment to Business Combination Agreement]

AUTHENTIC BRANDS, LLC
By:
/s/ Tom Davin

Name:
Tom Davin

Title:
Co-Chief Executive Officer

[Signature Page to First Amendment to Business Combination Agreement]

ANNEX B
FORM OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SILVERBOX ENGAGED MERGER CORP I
, 202
SilverBox Engaged Merger Corp I, a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “SilverBox Engaged Merger Corp I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 3, 2020 (the “Original Certificate”).
2.   The Corporation’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restated and amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on February 25, 2021.
3.   This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
4.   This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.
5.   The text of the Amended Certificate is hereby restated and amended in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is SilverBox Engaged Merger Corp I (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).
ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 146,000,000 shares, consisting of (a) 145,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A common stock (the “Class A Common Stock”), (ii) 10,000,000 shares of Class B common stock (the “Class B Common Stock”), and (iii) 35,000,000 shares of Class C common stock (the “Class C Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).”
Section 4.2   Preferred Stock.   Subject to Article IX of this Second Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3   Common Stock.
(a)   Voting.
(i)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9), the holders of shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.
(iii)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation and Section 9.9), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(b)   Class B Common Stock.
(i)   Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically at the time of the Business Combination.
(ii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or Equity-linked Securities (as defined below), are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to or in connection with the closing of the initial Business Combination, the number of shares of Class A Common Stock into which all issued and outstanding shares of Class B Common Stock shall automatically convert at the time of the closing of the initial Business Combination will be adjusted (unless the holders of a majority of the outstanding shares of Class B Common Stock agree to waive such adjustments with respect to any such issuance or deemed issuance) so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of (a) the total number of all shares of Common Stock issued and outstanding upon completion of the Offering (including any shares of Class A Common Stock issued pursuant to the underwriters’ over-allotment option) plus (b) all shares of Class A Common Stock and Equity-linked Securities issued or deemed issued in connection with the consummation of a Business Combination (excluding any shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination or any private placement-equivalent warrants issued to SilverBox Engaged Sponsor LLC (the “Sponsor”), or an affiliate of the Sponsor upon the conversion of working capital loans made to the Corporation and any securities issued pursuant to a forward purchase agreement).
As used herein, the term “Equity-linked Securities” means any debt or equity securities of the Corporation which are convertible into or exchangeable or exercisable for Class A Common Stock of the Corporation issued in a financing transaction in connection with its initial Business Combination, including but not limited to a private placement of such securities.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.
(iii)   Voting.   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or to the Secretary of the Corporation or another officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.
(c)   Dividends.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(d)   Liquidation, Dissolution or Winding Up of the Corporation.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.
(e)   Class C Common Stock.   Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, no shares of Class C Common Stock shall be entitled to receive funds from the Trust Account.
Section 4.4   Rights and Options.   Subject to Section 9.4 hereof, the Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2   Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Subject to Section 5.5 hereof, directors shall be elected by a plurality of the votes cast at each annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated

Certificate for a one-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.
(c)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4   Removal.   Subject to Section 5.5 hereof and except as otherwise required by this Second Amended and Restated Certificate (including Section 9.9 hereof), any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1   Special Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.
Section 7.2   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3   Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock with respect to which action may be taken by written consent.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1   Limitation of Director Liability.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE
Section 9.1   General.
(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the amounts withdrawn to pay the Corporation’s taxes (“Permitted Withdrawals”), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within the 24 months from the closing of the Offering, which will be extended by an additional three months to 27 months if the Corporation enters into a letter of intent within 24 months from the closing of the Offering (“Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
Section 9.2   Redemption Rights.
(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) in excess of $5 million or any greater net tangible asset or cash requirement upon consummation of the Corporation’s initial Business Combination which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
(b)   If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A under the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation as Permitted Withdrawals, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the Business Combination, or voted at all) shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation as Permitted Withdrawals, by (b) the total number of then outstanding Offering Shares.
(c)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the consent of the Corporation.
(d)   In the event that the Corporation has not consummated an initial Business Combination within the Completion Window, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), including interest, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require) and (ii) the Redemption Limitation is not exceeded.
(f)   If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.
Section 9.3   Distributions from the Trust Account.
(a)   A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.
(b)   Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.
(c)   The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.
Section 9.4   Share Issuances.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX.
Section 9.5   Transactions with Affiliates.   In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with an owner of Class B Common Stock, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm that is a member of the Financial Industry Regulatory Authority or an independent accounting firm that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6   No Transactions with Other Blank Check Companies.   The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.
Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Certificate (A) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other provision of this Certificate relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.
Section 9.8   Minimum Value of Target.   The Corporation’s initial Business Combination must occur with one or more operating businesses that together have a fair market value of at least 80% of the value of the assets held in the Trust Account (net of amounts disbursed as Permitted Withdrawals and excluding the amount of any deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination.
Section 9.9   Appointment and Removal of Directors.   Notwithstanding any other provision in this Second Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect and remove any director, and the holders of Class A Common Stock shall have no right to vote on the election or removal of any director. This Section 9.9 may be amended only by a resolution passed by a holders of at least 90% of the outstanding Common Stock entitled to vote thereon.
Section 9.10   Approval of Business Combination.   Notwithstanding any other provision in this Second Amended and Restated Certificate, approval of the initial Business Combination shall require the affirmative vote of a majority of the Board, which must include a majority of our independent directors.
ARTICLE X
BUSINESS COMBINATIONS
Section 10.1   Section 203 of the DGCL.   The Corporation will not be subject to Section 203 of the DGCL.
Section 10.2   Limitations on Business Combinations.   Notwithstanding Section 10.1, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s common stock is registered under Section 12(b) or 12(g) of the Exchange Act (as defined below), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or
(b)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(c)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2∕3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
Section 10.3   Definitions.   For the purposes of this Article X:
(a)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(b)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “business combination,” when used in reference to the Corporation and any interested stockholder, means:
(i)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Article XI is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(v)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees or pledges (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the Principal Stockholder or Principal Stockholder Transferees or any “group” (within the meaning of Rule 13d-5 of the Exchange Act) that includes any Principal Stockholder or Principal Stockholder Transferee or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(f)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(i)   beneficially owns such stock, directly or indirectly; or
(ii)   has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or
(iii)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(g)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(h)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(i)   “Principal Stockholder” means, collectively, (i) the Sponsor, (ii) Joseph Reece, (iii) Stephen Kadenacy, and (iv) any affiliate or successor of a person referenced in clauses (i) through (iii) of this definition.
(j)   “Principal Stockholder Transferee” means any Person who acquires voting stock of the Corporation from the Principal Stockholder (other than in connection with a public offering) and who is designated in writing by the Principal Stockholder as a “Principal Stockholder Transferee.”
(k)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
ARTICLE XI
CORPORATE OPPORTUNITY
To the fullest extent allowed by law (including without limitation Section 122(17) of the DGCL, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the

Corporation or any of its officers or directors, or any of their respective affiliates, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation, or any of their respective affiliates, will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely and exclusively in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
ARTICLE XII
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XII; provided, however, that Article IX of this Second Amended and Restated Certificate may be amended only as provided therein.
ARTICLE XIII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 13.1   Forum.   Subject to the last sentence in this Section 13.1, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 13.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
Section 13.2   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 13.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 13.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.
ARTICLE XIV
SEVERABILITY
If any provision or provisions (or any part thereof) of this Second Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their faith service or for the benefit of the Corporation to the fullest extent permitted by law.
[Signature page follows]

IN WITNESS WHEREOF, SilverBox Engaged Merger Corp I has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
SILVERBOX ENGAGED MERGER CORP I
By:

Name:
Stephen M. Kadenacy

Title:
Chief Executive Officer

[Signature Page to Second Amended and Restated Certificate of Incorporation]

ANNEX C
FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BRC INC.
BRC Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.   The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on October 26, 2021 (the “Original Certificate”).
2.   The Corporation is filing this Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Incorporation”), which restates, integrates and further amends the Original Certificate, as heretofore amended and which was duly adopted by all necessary action of the board of directors of the Corporation and the stockholders of the Corporation in accordance with the provisions of Sections 242, 245 and 228 of the General Corporation Law of the State of Delaware.
3.   The text of the Original Certificate is hereby amended and restated in its entirety hereby to read in full as follows:
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BRC INC.
A DELAWARE PUBLIC BENEFIT CORPORATION
Article I
Section 1.1.   Name.   The name of the Corporation is BRC Inc. (the “Corporation”).
Article II
Section 2.1.   Address.   The registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801; and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.
Article III
Section 3.1.   Public Benefit Corporation.   The Corporation is a public benefit corporation under Subchapter XV of the General Corporation Law of the State of Delaware (the “DGCL”), or any successor provisions.
Section 3.2.   Purposes.   The nature of the business of the corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows:
(A)   To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law; and
(B)   To promote the following specific public benefits: support the underserved active military, veteran and first-responder communities by, among others: (i) hiring and creating meaningful post-military career opportunities for veterans, including by highlighting for other businesses the benefits of hiring veterans, (ii) inspiring veterans to become entrepreneurs through educational programs and donations to relevant charities, (iii) donating cash and in-kind resources to charities that support the unique needs of active military, veterans and first responders, (iv) providing quality products and media relating to these communities and (v) forging an enduring, profitable business.
If the DGCL is amended to alter or further define the management and operation of public benefit corporations, then the Company shall be managed and operated in accordance with the DGCL, as so amended.

Article IV
Section 4.1.   Capitalization.   The total number of shares of all classes of stock that the Corporation is authorized to issue is 2,802,500,000 shares, consisting of four classes of stock as follows: (i) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), (iii) 300,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”) and (iv) 1,500,000 shares of Class C Non-Voting Common Stock, par value $0.0001 per share (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), which Class C Common Stock shall be divided into two series as follows: 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share (“Series C-1 Common Stock”) and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share (“Series C-2 Common Stock”). The number of authorized shares of any of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, or the Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding or, in the case of Class A Common Stock, necessary for issuance (x) upon conversion of outstanding shares of Class C Common Stock or (y) upon exchange of Common Units (as defined in the Second Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC (as amended or otherwise modified from time to time, the “LLC Agreement”)) and corresponding shares of Class B Common Stock) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock.
Section 4.2.   Preferred Stock.
(A)   The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, subject to any limitations prescribed by the DGCL, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designations with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
(B)   Except as otherwise required by applicable law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designations relating to such series).
Section 4.3.   Common Stock.
(A)   Voting Rights.
(1)   Except as otherwise provided in this Certificate of Incorporation or as required by applicable law, each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by applicable law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding class or series of Common Stock or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

(2)   Except as required by applicable law, no holder of Class C Common Stock, as such, shall be entitled to any voting rights with respect to Class C Common Stock.
(3)   Except as otherwise provided in this Certificate of Incorporation or as required by applicable law, each holder of record of Class B Common Stock, as such, shall be entitled to one vote for each share of Class B Common Stock held of record by such holder on all matters on which stockholders generally or holders of Class B Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock); provided, however, to the fullest extent permitted by applicable law, holders of Class B Common Stock, as such, shall have no voting power pursuant to this Certificate of Incorporation with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding class or series of Common Stock or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
(4)   Except as otherwise provided in this Certificate of Incorporation or required by applicable law, at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with holders of the Class A Common Stock and holders of the Class B Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally, and shall have the exclusive right to vote for the election of directors and all other matters properly submitted to a vote of the stockholders.
(B)   Dividends and Distributions.
(1)   Class A Common Stock.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, the holders of Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares held by each such stockholder such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine.
(2)   Class B Common Stock and Class C Common Stock.   Dividends and other distributions shall not be declared or paid on the Class B Common Stock or the Class C Common Stock.
(C)   Liquidation, Dissolution or Winding Up.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock having a preference over the Class A Common Stock as to distributions upon dissolution or liquidation or winding up shall be entitled, the holders of all outstanding shares of Class A Common Stock (including Class A Common Stock which converted to Class A Common Stock from Class C Common Stock in accordance with Section 4.3(E) below on or prior to the date of such liquidation, dissolution or winding up (including if a Conversion Event occurred as a result of such liquidation, dissolution or winding up)) shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of (i) Class C Common Stock (other than to the extent such liquidation, dissolution or winding up constitutes a Conversion Event, in which case such Class C Common Stock shall automatically convert to Class A Common Stock in accordance with Section 4.3(E) below and the holders of such resulting Class A Common Stock shall be treated as a holder of Class A Common Stock in accordance with this Section 4.3(C)) and (ii) Class B Common Stock, in the case of clauses (i) and (ii) as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(D)   Cancellation of Class B Common Stock; Cancellation of Class C Common Stock.
(1)   In the event that any outstanding share of Class B Common Stock shall cease to be held directly or indirectly by a holder of a Common Unit (as defined in the LLC Agreement), as set forth in the books and records of the Operating Company (including pursuant to an Exchange (as defined in the LLC Agreement)), such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and cancelled for no consideration. The Corporation shall not issue additional shares of Class B Common Stock after the Closing Date (as defined in the LLC Agremeent) other than in connection with the valid issuance of Common Units in accordance with the LLC Agreement or the conversion of any Restricted Units (as defined in the LLC Agreement) into Common Units upon the occurrence of an applicable Vesting Event (as defined in the LLC Agreement).
(2)   To the extent that, on or before the fifth (5th) anniversary of the Closing Date, the First Tier Vesting Event (as defined in that certain sponsor letter agreement, dated as of November 2, 2021, by and among Engaged Capital, LLC, the Corporation and the Company (as amended or otherwise modified from time to time, the “Sponsor Letter Agreement”)) has not occurred with respect to any Restricted Unit (as defined in the Sponsor Letter Agreement), then immediately and without any further action by the Corporation or the holder thereof, on the date that is the fifth (5th) anniversary of the Closing Date, all of the Series C-1 Common Stock outstanding shall automatically be forfeited and transferred to the Corporation and canceled for no consideration therefor and shall cease to be outstanding. To the extent that, on or before the seventh (7th) anniversary of the Closing Date, the Second Tier Vesting Event (as defined in the Sponsor Letter Agreement) has not occurred with respect to any Restricted Unit (as defined in the Sponsor Letter Agreement), then immediately and without any further action by the Corporation or the holder thereof, on the date that is the seventh (7th) anniversary of the Closing Date, all of the Series C-2 Common Stock outstanding shall automatically be forfeited and transferred to the Corporation and canceled for no consideration therefor and shall cease to be outstanding.
(E)   Conversion of Class C Common Stock.   Immediately upon any Conversion Event applicable to any shares of Class C Common Stock, such shares of Class C Common Stock shall automatically, without any further action on the part of the record holder thereof or any other person, convert into and become an equal number of shares of Class A Common Stock, which conversion shall be effective on the Conversion Date with respect to such shares of Class C Common Stock, and the holder of such share of Class C Common Stock shall become a record holder of Class A Common Stock as of such Conversion Date. Each outstanding stock certificate or book-entry credit, as applicable, that, immediately prior to such Conversion Event, represented one or more shares of Class C Common Stock shall, upon such Conversion Event, represent as of the Conversion Date the number of shares of Class A Common Stock into which the Class C Common Stock converted, without the need for any surrender, exchange or registration thereof or any consent or notification, and on or promptly after the Conversion Date, if such shares are uncertificated, the Corporation or the transfer agent of the Corporation shall register such shares in book-entry form, reflecting that such holder is a record holder of Class A Common Stock as of the Conversion Date in respect of the relevant shares of Class C Common Stock, without the need for any surrender, exchange or registration thereof or any consent or notification. The Corporation, or any transfer agent of the Corporation, shall, upon the request on or after the Conversion Date of any holder whose shares of Class C Common Stock have been converted into shares of Class A Common Stock as a result of a Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class C Common Stock (if any), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class C Common Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form, reflecting that such holder is a record holder of Class A Common Stock as of the Conversion Date in respect of the relevant shares of Class C Common Stock. If a dividend is declared by the Corporation on a Conversion Date, such dividend shall be paid to the holder of each share of Class C Common Stock converting on such Conversion Date as a holder of Class A Common Stock and the Corporation shall ensure that the holder of the applicable shares of Class C Common Stock on such Conversion Date shall be treated as a record holder of Class A Common Stock

(in respect of each share of Class C Common Stock which converted into a share of Class A Common Stock in accordance with this Section 4.3(E) on such Conversion Date) for purposes of such dividend.
(F)   Reservation of Stock.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding Common Units subject to Exchange (as defined in the LLC Agreement) and then-outstanding Restricted Units plus the number of then-outstanding shares of Class C Common Stock, in each case, from time to time. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class B Common Stock an amount equal to the number of then-outstanding Restricted Units, from time to time.
(G)   Splits.   If the Corporation at any time combines or subdivides (by any stock split, stock dividend, recapitalization, reorganization, merger, amendment of this Certificate of Incorporation, scheme, arrangement or otherwise (each, a “Split”)) the number of shares of Class A Common Stock into a greater or lesser number of shares, the shares of Class B Common Stock and Class C Common Stock outstanding immediately prior to such subdivision shall be proportionately similarly combined or subdivided such that the ratio of shares of outstanding Class B Common Stock and Class C Common Stock, respectively, to shares of outstanding Class A Common Stock immediately prior to such subdivision shall be maintained immediately after such combination or subdivision; provided, that such actions shall be subject to Sections 3.04 and 3.05 of the LLC Agreement. Any actions from the Corporation described in this Section 4.3(G) shall become effective at the close of business on the date the combination or subdivision becomes effective.
(H)   Transfers of Class B Common Stock and Class C Common Stock.
(1)   A holder of Class B Common Stock may surrender shares of Class B Common Stock to the Corporation for cancellation for no consideration at any time. Following the surrender, or other acquisition, of any shares of Class B Common Stock to or by the Corporation, the Corporation will take all actions necessary to cancel and retire such shares and such shares shall not be re-issued by the Corporation.
(2)   Except as set forth in Section 4.3(H)(1), a holder of Class B Common Stock may transfer or assign shares of Class B Common Stock (or any legal or beneficial interest in such shares) (directly or indirectly, including by operation of law) only if such holder also simultaneously transfers an equal number of such holder’s Common Units in compliance with and as permitted by the LLC Agreement.
(3)   No share of Class C Common Stock may be Transferred (as such term is defined in the LLC Agreement), other than to the holder of such share of Class C Common Stock’s Permitted Transferees (as such term is defined in the LLC Agreement), prior to the Conversion Date of such shares of Class C Common Stock, at which time the shares of Class A Common Stock into which such shares of Class C Common Stock convert in accordance with the provisions of this Certificate of Incorporation may be Transferred, subject to any restrictions on transfer applicable to the holder of such Class A Common Stock and applicable law. The transfer restrictions described in Sections 4.3(H)(2) and 4.3(H)(3) are referred to as the “Restrictions.”
(4)   Any purported transfer of shares of Class B Common Stock and Class C Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Class B Common Stock or Class C Common Stock, as applicable, in violation of the Restrictions, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of Class B Common Stock or Class C Common Stock, as applicable (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation, the Corporation’s transfer agent (the “Transfer Agent”) or the Secretary of the Company and each Restricted Share shall, to the fullest extent permitted by law, automatically, without any further action on the part of the Corporation, the holder thereof, the Purported Owner or any other party, lose all voting rights as set forth herein and become a non-voting share.

(5)   Upon a determination by the Board that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Corporation may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the Purported Owner as the record owner of the Restricted Shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition.
(6)   The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures not inconsistent with the provisions of this Section 4.3(H) for determining whether any transfer or acquisition of shares of Class B Common Stock or Class C Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.3(H). Any such procedures and regulations shall be kept on file with the Secretary of the Company and with the Transfer Agent and shall be made available for inspection by and, upon written request shall be mailed to, holders of shares of Class B Common Stock and Class C Common Stock.
(7)   All certificates or book entries representing shares of Class B Common Stock and C Common Stock shall bear a legend substantially in the following form (or in such other form as the Board may determine): THESE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).
Article V
Section 5.1.   By-Laws.   In furtherance and not in limitation of the powers conferred by the DGCL, and subject to the provisions hereof, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation (as the same may be amended from time to time, the “By-Laws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. In addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designations relating to any series of Preferred Stock), by the By-Laws or pursuant to applicable law, the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of Article I, Article II or Article IV of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith and, with respect to any other provision of the By-Laws of the Corporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any such provision of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith.
Article VI
Section 6.1.   Board of Directors.
(A)   Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board shall manage or direct the business and affairs of the Corporation in a manner that balances the pecuniary interests of the stockholders, the best interests of those materially affected by the Corporation’s conduct, and the specific public benefit or public benefits identified in this Certificate of Incorporation. Subject to the investor rights agreement (the “Investor Rights Agreement”) dated on or about the date hereof, by and among (i) the Corporation; (ii) the Sponsor (as defined therein), (iii) Engaged (as defined therein), (iv) the Founder (as defined therein), (v) the Sterling Equityholder (as defined therein) and (vi) the other parties thereto, the total number of directors constituting the whole Board shall be determined from time to time by resolution adopted by the Board. Subject to the Investor Rights Agreement, the directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the Closing Date, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the Closing Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the Closing Date. At each annual meeting following the Closing Date, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director. Subject to the Investor Rights Agreement, any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board is authorized to assign members of the Board already in office to their respective class in accordance with the Investor Rights Agreement. Notwithstanding the foregoing and subject to the Investor Rights Agreement, the term of all Class I directors shall automatically become one year commencing on the seventh annual meeting of stockholders, the term of all Class II directors shall automatically become one year commencing on the eighth annual meeting of stockholders, the term of all Class IIII directors shall automatically become one year commencing on the ninth annual meeting of stockholders, with all directors having a term of one year from and after such ninth annual meeting of stockholders.
(B)   Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and the rights granted pursuant to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders). Subject to the Investor Rights Agreement, any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
(C)   Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws. Subject to the terms of the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Subject to the terms and conditions of the Investor Rights Agreement, in case the Board or any one or more directors should be so removed, new directors may be elected pursuant to Section 6.1(B).
(D)   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto. Notwithstanding Section 6.1(A), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(A) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly.
(E)   Subject to the Investor Rights Agreement, directors of the Corporation shall be elected by a majority of the votes cast at an annual meeting of stockholders by holders of the Class A Common and Class B Common Stock, voting as a single class.

(F)   Directors of the Corporation need not be elected by written ballot unless the By-Laws shall so provide.
Article VII
Section 7.1.   Meetings of Stockholders.   Any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders unless such action is recommended or approved by all directors of the Corporation then in office; provided, however, that any action required or permitted to be taken by the holders of Class B Common Stock, voting separately as a class, the Class C Common Stock, voting separately as a class, or, to the extent expressly permitted by the certificate of designations relating to one or more series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with applicable law. Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation or as otherwise provided in the By-Laws.
Section 7.2.   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.
Article VIII
Section 8.1.   Limited Liability of Directors.   To the fullest extent permitted by applicable law, no director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing prior to such amendment or repeal. In the absence of a conflict of interest, any failure to satisfy Section 365 of the DGCL shall not, for the purposes of Sections 102(b)(7) or 145 of the DGCL, or for purposes of any use of the term “good faith” in this Certificate of Incorporation or the By-Laws in regard to the indemnification or advancement of expenses of officers, directors, employees or agents, constitute an act or omission not in good faith, or a breach of the duty of loyalty.
Section 8.2.   Director and Officer Indemnification and Advancement of Expenses.
(A)   The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any Person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or any predecessor of the Corporation, or, while serving as a director or officer of the Corporation, serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.
(B)   The rights to indemnification and advancement of expenses conferred on any Person by this Section 8.2 shall not be exclusive of any other rights that such Person may have or hereafter acquire under law, this Certificate of Incorporation, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(C)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(D)   To the extent a Person has rights to indemnification, advancement of expenses and/or insurance provided by a third party, (1) the Corporation shall be the indemnitor of first resort (i.e., that its obligations to such Person are primary and any obligation of such third party to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Person are secondary), (2) the Corporation shall be required to advance the full amount of expenses incurred by such Person and shall be liable for the full amount of all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) to the extent legally permitted and as required by the terms of this Certificate of Incorporation, the By-Laws and the agreements to which the Corporation is a party, without regard to any rights such Person may have against such third party and (3) the Corporation irrevocably waives, relinquishes and releases such third party from any and all claims against them for contribution, subrogation or any other recovery of any kind in respect thereof. No advancement or payment by such third party on behalf of a Person with respect to any claim for which such Person has sought indemnification from the Corporation shall affect the foregoing, and such third party shall have a right of contribution and be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Person against the Corporation.
Section 8.3.   Employee and Agent Indemnification and Advancement of Expenses.   The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any Person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.
Article IX
Section 9.1.   DGCL Section 203 and Business Combinations.
(A)   The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
(B)   Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(1)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or
(2)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(3)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

(C)   The restrictions contained in this Article IX shall not apply if:
(1)   a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership; or
(2)   the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Section 9.1(C)(2); (ii) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the Board; and (iii) is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock (as defined hereinafter) of the Corporation; or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all interested stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Section 9.1(C)(2).
(D)   For purposes of this Article IX, references to:
(1)   “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(2)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(3)   “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
a.   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (i) with the interested stockholder, or (ii) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.1(B) of this Article IX is not applicable to the surviving entity;
b.   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

c.   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (ii) pursuant to a merger under Section 251(g) of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (v) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (iii) through (v) of this subsection (c) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
d.   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
e.   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (a) through (d) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(4)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing Section 9.1(B) of Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as such Rule is in effect as of the date of this Certificate of Incorporation) have control of such entity.
(5)   “interested stockholder” means any person (other than the Corporation or any direct and indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder” shall not include (x) the Founder or any of its Affiliates or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, provided that a majority of the aggregate shares of voting stock of the Corporation owned by such group immediately prior to the business combination or the transaction which resulted in the stockholder becoming an interested stockholder were owned (without giving effect to beneficial ownership attributed to such person pursuant to Section 13(d)(3) of the Exchange Act or Rule 13d-5 of the Exchange Act) by the Founder or one or more of its Affiliates, or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (y) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(6)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:
a.   beneficially owns such stock, directly or indirectly; or
b.   has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
c.   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subsection (b) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
(7)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(8)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(9)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.
Article X
Section 10.1.   Competition and Corporate Opportunities.
(A)   In recognition and anticipation that members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates and Affiliated Entities (each, as defined below) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article X are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
(B)   No Non-Employee Director or his or her Affiliates or Affiliated Entities (the Persons (as defined below) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by applicable law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates, has historically engaged, now engages or proposes to engage at any time or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by applicable law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by applicable law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 10.1(C) of this Article X. Subject to Section 10.1(C) of this Article X, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by applicable law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.
(C)   Subject to Section 10.1(D), the Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered or presented to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 10.1(B) of this Article X shall not apply to any such corporate opportunity.
(D)   In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation, (iii) is one in which the Corporation has no interest or reasonable expectancy, or (iv) is one presented to any Person for the benefit of a member of the Board or such member’s Affiliate over which such member of the Board has no direct or indirect influence or control, including, but not limited to, a blind trust.
(E)   For purposes of this Article X, (i) “Affiliate” shall mean (a) in respect of a member of the Board, any Person that, directly or indirectly, is controlled by such member of the Board (other than the Corporation and any entity that is controlled by the Corporation) and (b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Affiliated Entity” shall mean (x) any Person of which a Non-Employee Director serves as an officer, director, employee, agent or other representative (other than the Corporation and any entity that is controlled by the Corporation), (y) any direct or indirect partner, stockholder, member, manager or other representative of such Person or (z) any person controlling, controlled by or under common control with any of the foregoing, including any investment fund or vehicle under common management; and (iii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
(F)   To the fullest extent permitted by applicable law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article X.
(G)   Any alteration, amendment, addition to or repeal of this Article X shall require the affirmative vote of at least 80% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Neither the alteration, amendment, addition to or repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the By-Laws, the Investor Rights Agreement, any indemnification agreement between such Person and the Corporation or any of its subsidiaries, or applicable law.
Article XI
Section 11.1.   Severability.   If any provision of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.
Article XII
Section 12.1.   Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, or any claim for aiding and abetting such alleged breach, (iii) any action asserting a claim against the Corporation or any current or former director, officer, other employee, agent or stockholder of the Corporation (a) arising pursuant to any provision of the DGCL, this Certificate of Incorporation (as it may be amended or restated) or the By-Laws or (b) as to which the DGCL confers jurisdiction on the Delaware Court of Chancery or (iv) any action asserting a claim against the Corporation or any current or former director, officer, other employee, agent or stockholder of the Corporation governed by the internal affairs doctrine of the law of the State of Delaware shall, as to any action in the foregoing clauses (i) through (iv), to the fullest extent permitted by applicable law, be solely and exclusively brought in the Delaware Court of Chancery; provided, however, that the foregoing shall not apply to any claim (a) as to which the Delaware Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Delaware Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (b) which is vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or (c) arising under federal securities laws, including the Securities Act of 1933, as amended, as to which the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum. Notwithstanding the foregoing, the provisions of this Article XII will not apply to suits brought to enforce any liability or duty created by the Exchange Act, or any other claim for which the federal district courts of the United States of America shall be the sole and exclusive forum. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
Article XIII
Section 13.1.   Amendments.   In addition to any vote required by applicable law or this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class: Article V, Article VI, Article VII, Article VIII, Article IX, Article XII and this Article XIII. Except as expressly provided in the foregoing sentence and the remainder of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), including Section 10.1(G), this Certificate of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
* * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed on this      , 202      .
BRC INC.
By:
Name:
Title:

ANNEX D
FORM OF
AMENDED AND RESTATED BY-LAWS
OF
BRC INC.
A DELAWARE PUBLIC BENEFIT CORPORATION
ARTICLE I.
STOCKHOLDERS
Section 1.   The annual meeting of the stockholders of BRC Inc. (the “Corporation”) for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware, or by means of remote communications pursuant to paragraph (C)(2) of Section 12, as may be designated from time to time by the Board of Directors of the Corporation (the “Board”). The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled.
Section 2.   Except as otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”) or the certificate of incorporation of the Corporation (as amended and/or restated, the “Certificate of Incorporation”), and subject to the rights of the holders of any series of Preferred Stock (as defined in the Certificate of Incorporation), special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings may be held either at a place, within or without the State of Delaware, or by means of remote communications pursuant to paragraph (C)(2) of Section 12 as the Board may determine. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled.
Section 3.   Except as otherwise provided by the DGCL, the Certificate of Incorporation or these By-Laws, notice of the date, time, place (if any), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than sixty (60), nor less than ten (10), days previous thereto, to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner in accordance with Section 2(A) of Article XI.
Section 4.   The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by the DGCL or by the Certificate of Incorporation or these By-Laws; but if at any meeting of stockholders there shall be less than a quorum present, the chairman of the meeting or, by a majority in voting power thereof, the stockholders present (either in person or by proxy) and entitled to vote thereon may, to the extent permitted by law, adjourn the meeting from time to time. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. At any adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the original meeting. Notice need not be given of any adjourned meeting if the time, date and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.
Section 5.   The Chairman of the Board, or in the absence of the Chairman of the Board or at the Chairman of the Board’s direction, the Chief Executive Officer, or in the Chief Executive Officer’s absence or at the Chief Executive Officer’s direction, any officer of the Corporation shall call all meetings of the stockholders to order and shall act as chairman of any such meetings. The Secretary of the Corporation or, in such officer’s absence, an Assistant Secretary, shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairman of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening and (for any or no reason) to recessing and/or adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the transaction of business at the meeting (including the dismissal of business not properly presented), maintaining order at the meeting and safety of those present, restricting entry to the meeting after the time fixed for commencement thereof and limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders. Unless and to the extent determined by the Board or the chairman over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 6.   At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, subject to applicable law. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to the DGCL, the following shall constitute a valid means by which a stockholder may grant such authority: (1) a stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy, and execution of the writing may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; or (2) a stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing by means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such means of electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmissions are valid, the inspector or inspectors of stockholder votes or, if there are no such inspectors, such other persons making that determination shall specify the information upon which they relied.
A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding paragraphs of this Section 6 (including any electronic transmission) may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.
Section 7.   When a quorum is present at any meeting, the vote of the holders of a majority of the votes cast (provided that an abstention or broker non-vote shall not count as a vote cast) shall decide any matter brought before such meeting, unless the matter is one upon which by express provision of the Certificate of Incorporation, these By-Laws or the DGCL a minimum or different vote is required, in which case such minimum or different vote shall be the required vote for such matter. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required and a quorum is present, the affirmative vote of a majority of the votes cast (provided that an abstention or broker non-vote shall not count as a vote cast) by shares of such class or series or classes or series shall be the act of such class or series or classes or series, unless the question is one upon which by express provision of the Certificate of Incorporation, these By-Laws or the DGCL a minimum or different vote is required, in which case such minimum or different vote shall be the required vote for such matter.
Section 8.   (A)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(B)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.   At any time when action by holders of one or more classes or series of stock of the Corporation is permitted to be taken by written consent pursuant to the terms and limitations set forth in the Certificate of Incorporation, the provisions of this section shall apply. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by the DGCL, written consents signed by the holders of shares having not less than the minimum t number of votes necessary to take such corporate action are so delivered to the Corporation in accordance with the applicable provisions of the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in the applicable provisions of the DGCL. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
Section 10.   The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
Section 11.   The Board, in advance of all meetings of the stockholders, may (and shall if required by applicable law) appoint one or more inspectors of stockholder votes, who may be employees or agents of the Corporation or stockholders or their proxies, but who shall not be directors of the Corporation or candidates for election as directors. In the event that the Board fails to so appoint one or more inspectors of stockholder votes or, in the event that one or more inspectors of stockholder votes previously designated by the Board fails to appear or act at the meeting of stockholders, the chairman of the meeting may appoint one or more inspectors of stockholder votes to fill such vacancy or vacancies. Inspectors of stockholder votes appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall take and sign an oath to faithfully execute the duties of inspector of stockholder votes with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.
Section 12.
(A)   Annual Meetings of Stockholders.
(1)   Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the Investor Rights Agreement (as defined in the Certificate of Incorporation), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Article I, Section 3 of these By-Laws, (c) by or at the direction of the Board or any authorized committee thereof or (d) by any stockholder of the Corporation who is entitled to vote on such election or such other business at the meeting, who has complied with the notice procedures set forth in subparagraphs (2) and (3) of this paragraph (A) of this Section 12 and who was a stockholder of record at the time such notice was delivered to the Secretary of the Corporation.

(2)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Article I, Section 12(A)(1)(d) of these By-laws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (even if such matter is already the subject of any notice to the stockholders or a public announcement from the Board), and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after the Closing Date (as defined in the Certificate of Incorporation), be deemed to have occurred on      , 20      ); provided, however, that in the event that the date of the annual meeting is scheduled for more than thirty (30) days before, or more than seventy (70) days following, such anniversary date, or if no annual meeting was held in the preceding year (other than as provided in the last sentence of this paragraph (2)), notice by the stockholder to be timely must be so delivered not later than the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of the application of Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor provision), the date for notice specified in this paragraph (A)(2) shall be the earlier of the date calculated as hereinbefore provided or the date specified in paragraph (c)(1) of Rule 14a-4. For purposes of the first annual meeting of stockholders following the Closing Date (as defined in the Certificate of Incorporation), the date of the preceding year’s annual meeting shall be deemed to be      of the preceding calendar year.
Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee of the stockholder and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(2) or paragraph (B) of this Section 12) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update or supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.
The foregoing notice requirements of this paragraph (A)(2) of Section 12 shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this paragraph (A)(2), Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(3)   Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board is increased, effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 12, and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which a public announcement of such increase is first made by the Corporation.

(B)   Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Article I, Section 3 of these By-Laws. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or an authorized committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who has complied with the notice procedures set forth in this Section 12 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 12 is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.
(C)   General.   (1)   Only persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to be elected to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.
Notwithstanding the foregoing provisions of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(2)   If authorized by the Board in its sole discretion, and subject to such rules, regulations and procedures as the Board may adopt, stockholders of the Corporation and proxyholders not physically present at a meeting of stockholders of the Corporation may, by means of remote communication participate in a meeting of stockholders of the Corporation and be deemed present in person and vote at a meeting of stockholders of the Corporation whether such meeting is to be held at a designated place or solely by means of remote communication; provided, however, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder of the Corporation or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders of the Corporation and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders of the Corporation, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder of the Corporation or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
(3)   For purposes of this Section 12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or otherwise disseminated in a manner constituting “public disclosure” under Regulation FD promulgated by the Securities and Exchange Commission.
(4)   No adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice (or extend any notice time period) of such meeting for purposes of this Section 12, and in order for any notification required to be delivered by a stockholder pursuant to this Section 12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.
(5)   Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12; provided, however, that, to the fullest extent permitted by law, any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 12 (including paragraphs (A)(1)(d) and (B) hereof), and compliance with paragraphs (A)(1)(d) and (B) of this Section 12 shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Section 12 shall apply to the right, if any, of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
Notwithstanding anything to the contrary contained herein, for as long as the Investor Rights Agreement remains in effect with respect to the Stockholder Parties (as defined in the Certificate of Incorporation), the Stockholder Parties (to the extent then subject to the Investor Rights Agreement) shall not be subject to the notice procedures set forth in paragraphs (A)(2), (A)(3) or (B) of this Section 12 with respect to any annual or special meeting of stockholders to the extent necessary to effect the transactions and rights set forth in the Investor Rights Agreement.
ARTICLE II.
BOARD OF DIRECTORS
Section 1.   The Board shall consist, subject to the Certificate of Incorporation and the Investor Rights Agreement, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the Board. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships and except as otherwise expressly provided in the Certificate of Incorporation) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of such directors in accordance with the terms of the Certificate of Incorporation and the Investor Rights Agreement, as applicable. Except as otherwise provided herein, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business. Except as otherwise provided by law, these By-Laws or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. Directors need not be stockholders.
Section 2.   Subject to the Certificate of Incorporation and the Investor Rights Agreement, unless otherwise required by the DGCL or Article II, Section 4 of these By-Laws, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, removal, retirement, disqualification or otherwise) shall be filled only by a majority of the directors then in office, although less than a quorum, by any authorized committee of the Board or by a sole remaining director.
Section 3.   Meetings of the Board shall be held at such place, if any, within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of any meeting. Regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board and special meetings may be held at any time upon the call of the Chairman of the Board, the Chief Executive Officer, or by a majority of the total number of directors then in office, by written notice, including facsimile, e-mail or other means of electronic transmission, duly served on or sent and delivered to each director in accordance with Article X, Section 2. Notice of each special meeting of the Board shall be given, as provided in Article X, Section 2, to each director (i) at least twenty-four (24) hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two (2) days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five (5) days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. The notice of any meeting need not specify the purposes thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place, if any, at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting (except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).
Section 4.   Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the total number of directors fixed by the Board pursuant to the Certificate of Incorporation and these By-Laws. Except as otherwise expressly provided in the terms of such series, the number of directors that may be so elected by the holders of any such series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate vote of the holders of any such series of Preferred Stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such series, or, if there are no such remaining directors, by the holders of such series in the same manner in which such series initially elected a director.
Section 5.   The Board may from time to time establish one or more committees of the Board to serve at the pleasure of the Board, which shall be comprised of such members of the Board, subject to the Investor Rights Agreement, and have such duties as the Board shall from time to time determine. Any director may belong to any number of committees of the Board. Subject to the Certificate of Incorporation and the Investor Rights Agreement, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, subject to the Investor Rights Agreement. Unless otherwise provided in the Certificate of Incorporation, these By-Laws or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to a subcommittee any or all of the powers and authority of the committee.
Section 6.   Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing (including by electronic transmission). After the action is taken, the writing or writings (including any electronic transmission or transmissions) shall be filed with the minutes of proceedings of the Board.
Section 7.   The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such a meeting.

Section 8.   The Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation.
ARTICLE III.
OFFICERS
Section 1.   Subject to Section 6.1(F) of the Certificate of Incorporation, the Board shall elect officers of the Corporation, including a Chief Executive Officer, a President and a Secretary. The Board may also from time to time elect such other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive, Senior or Corporate, or may be given such other designation or combination of designations as the Board or the Chief Executive Officer may determine. Any two or more offices may be held by the same person. The Board may also elect or appoint a Chairman of the Board, who may or may not also be an officer of the Corporation. The Board may elect or appoint co-Chairmen of the Board, co-Presidents or co-Chief Executive Officers and, in such case, references in these By-Laws to the Chairman of the Board, the President or the Chief Executive Officer shall refer to either such co-Chairman of the Board, co-President or co-Chief Executive Officer, as the case may be.
Section 2.   All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until their respective successors are chosen and qualified or until his or her earlier resignation or removal. Subject to Section 6.1(F) of the Certificate of Incorporation, any officer may be removed from office at any time either with or without cause by the Board, or, in the case of appointed officers, by any elected officer upon whom such power of removal shall have been conferred by the Board.
Section 3.   Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these By-Laws shall have the powers and duties prescribed by law, by these By-Laws or by the Board and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these By-Laws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.
Section 4.   Unless otherwise provided in these By-Laws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer’s powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.
ARTICLE IV.
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 1.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or any other type whatsoever (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended , against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; notwithstanding the foregoing, except as provided in Section 3 of this Article IV with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 2.   In addition to the right to indemnification conferred in Section 1 of this Article IV, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article IV (which shall be governed by Section 3 of this Article IV) (hereinafter an “advancement of expenses”); provided, however, that, if (x) the DGCL requires or (y) in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined after final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to indemnification under this Article IV or otherwise.
Section 3.   If a claim under Section 1 or 2 of this Article IV is not paid in full by the Corporation within (i) sixty (60) days after a written claim for indemnification has been received by the Corporation or (ii) twenty (20) days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IV or otherwise shall be on the Corporation.
Section 4.
(A)   The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article IV, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article IV, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.
(B)   Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation or as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article IV, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation against or contribution by the indemnitee-related entities and no right of advancement, indemnification or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation under this Article IV. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 4(B) of Article IV, entitled to enforce this Section 4(B) of Article IV.
For purposes of this Section 4(B) of Article IV, the following terms shall have the following meanings:
(1)   The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.
(2)   The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee-related entities and the Corporation pursuant to applicable law, any agreement, certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.
Section 5.   The rights conferred upon indemnitees in this Article IV shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article IV that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
Section 6.   The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 7.   The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IV with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE V.
CORPORATE BOOKS
The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

ARTICLE VI.
CHECKS, NOTES, PROXIES, ETC.
All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations or other entities owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, or by such officers as the Chairman of the Board, Chief Executive Officer or the Board may from time to time determine.
ARTICLE VII.
SHARES AND OTHER SECURITIES OF THE CORPORATION
Section 1.   Certificated and Uncertificated Shares.   The shares of capital stock the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 2.   Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation, which shall include, without limitation, the Chief Executive Officer, the General Counsel and the Secretary. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue. Each certificate representing capital stock issued by the Corporation shall note conspicuously that the Corporation is a public benefit corporation, as required by the DGCL.
Section 3.   Lost, Destroyed or Wrongfully Taken Certificates.
(A)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation may issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(B)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall, to the fullest extent permitted by law, be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 4.   Transfer of Stock.
(A)   Transfers of record of shares of stock of the Corporation shall be made only upon the books administered by or on behalf of the Corporation and only upon proper transfer instructions, including by Electronic Transmission, pursuant to the direction of the registered holder thereof, such person’s attorney lawfully constituted in writing, or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares of stock; or, in the case of stock represented by certificate(s) upon delivery of a properly endorsed certificate(s) for a like number of shares or accompanied by a duly executed stock transfer power.
(B)   The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
Section 5.   Registered Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 6.   Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII.
PUBLIC BENEFIT CORPORATION
Section 1.   Required Statement in Stockholder Meeting Notice.   The Corporation shall include in every notice of a meeting of stockholders a statement to the effect that it is a public benefit corporation under Subchapter XV of the DGCL.
Section 2.   Periodic Statements.   The Corporation shall no less than biennially provide the stockholders with a statement as to the Corporation’s promotion of the public benefit or public benefits identified in the Certificate of Incorporation and of the best interests of those materially affected by the Corporation’s conduct. The statement shall include: (i) the objectives the Board has established to promote such public benefit or public benefits and interests; (ii) the standards the Board has adopted to measure the Corporation’s progress in promoting such public benefit or public benefits and interests; (iii) objective factual information based on those standards regarding the Corporation’s success in meeting the objectives for promoting such public benefit or public benefits and interests; and (iv) an assessment of the Corporation’s success in meeting the objectives and promoting such public benefit or public benefits and interests.
ARTICLE IX.
FISCAL YEAR
The fiscal year of the Corporation shall end on December 31 of each calendar year, unless otherwise determined by resolution of the Board.
ARTICLE X.
CORPORATE SEAL
The corporate seal shall have inscribed thereon the name of the Corporation. In lieu of the corporate seal, when so authorized by the Board or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.
ARTICLE XI.
GENERAL PROVISIONS
Section 1.   Notice.   Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting need not be given to any person who shall attend such meeting (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 2.   Means of Giving Notice.   Except as otherwise set forth in any applicable law or any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting shall be given by the following means:
(A)   Notice by Electronic Transmission.
(1)   Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these By-Laws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission to the extent permitted by law.
(2)   Any notice given pursuant to the preceding paragraph shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
(B)   Notice to Directors.   Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when the notice is received or left at such person’s address, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(C)   Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or database (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
(D)   Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By-Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(E)   Exceptions to Notice Requirements.
(1)   Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By-Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
(2)   Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By-Laws, to any stockholder to whom (x) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (y) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 3.   Section headings in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.
Section 4.   In the event that any provision of these By-Laws is or becomes inconsistent with any provision of the Certificate of Incorporation or the DGCL, the provision of these By-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.
ARTICLE XII.
AMENDMENTS
These By-Laws may be made, amended, altered, changed, added to or repealed as set forth in the Certificate of Incorporation.

ANNEX E
AUTHENTIC BRANDS LLC
FORM OF THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
Dated as of      , 2022
THE LIMITED LIABILITY COMPANY INTERESTS REPRESENTED BY THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

Schedules
Schedule 1 – Schedule of Pre-Business Combination Members
Schedule 2 – Schedule of Members
Schedule 3 – Initial Officers
Exhibits
Exhibit A – Form of Joinder Agreement
Exhibit B-1 – Form of Agreement and Consent of Spouse
Exhibit B-2 – Form of Spouse’s Confirmation of Separate Property

AUTHENTIC BRANDS LLC
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) of Authentic Brands LLC, a Delaware limited liability company (the “Company”), dated as of      , 2022 (the “Effective Date”), is entered into by and among the Company, BRC Inc., a Delaware public benefit corporation (the “Corporation”), as the managing member of the Company, and each of the other Members (as defined herein).
RECITALS
WHEREAS, unless the context otherwise requires, capitalized terms used herein have the respective meaning ascribed to them in Article I;
WHEREAS, the Company was formed as a limited liability company with the name “Authentic Brands LLC”, pursuant to and in accordance with the Delaware Act by the filing of the Certificate with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Act on June 5, 2018;
WHEREAS, prior to the Business Combination, the Company was governed by that certain Second Amended and Restated Limited Liability Company Agreement of the Company, effective as of May 7, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto, the “Initial LLC Agreement”), which the parties listed on Schedule 1 hereto executed in their capacity as members (including pursuant to consents and joinders thereto) (collectively, the “Pre-Business Combination Members”);
WHEREAS, in connection with the Business Combination, (a) the Company and the Pre-Business Combination Members shall convert all of the Original Units into Common Units, Incentive Units and Restricted Units (the “Recapitalization”) as provided herein; provided that, the Company may (at its option), in conjunction with the establishment of the Corporate Equity Incentive Plans, convert the unvested Incentive Units of the Company into stock options or restricted stock of the Corporation (having the same vesting terms and in-the-money economics) in lieu of converting such unvested Original Incentive Units of the Company into unvested Incentive Units, (b) the Company shall be a party to a series of reorganization transactions with the Corporation and various other parties pursuant to which, among other matters, the Corporation shall be issued Common Units and Restricted Units (which, in the case of the Restricted Units, are solely issued in respect of the Corporation’s issuance of restricted shares of Series C-1 Common Stock and Series C-2 Common Stock of the Corporation pursuant to the Sponsor Letter Agreement and the Transaction Support Agreements entered into by the Blocker Corp Shareholders) and admitted as a Member in exchange for the direct or indirect contribution of the Aggregate Closing PIPE Proceeds and the aggregate cash proceeds available for release from the Trust Account (after giving effect to all of the SilverBox Shareholder Redemptions) and (c) the Company shall redeem all of the issued and outstanding Series A Preferred Units (other than those held by Grand Opal Investment Holdings, Inc., which shall be converted into Common Units pursuant to the Recapitalization) and deliver to the holders thereof an aggregate amount in cash equal to the Preferred Unit Redemption Amount in exchange therefor (the “Preferred Redemption”); and
WHEREAS, in connection with the foregoing matters, the Company and the Members desire to continue the Company without dissolution and amend and restate the Initial LLC Agreement in its entirety as of the Effective Date to reflect, among other things, (a) the Recapitalization, (b) the addition of the Corporation as a Member and its designation as sole Manager of the Company, (c) the Preferred Redemption and (d) the other rights and obligations of the Members, the Company, the Manager and the Corporation, in each case, as provided and agreed upon in the terms of this Agreement as of the Effective Date, at which time the Initial LLC Agreement shall be superseded entirely by this Agreement and shall be of no further force or effect.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial LLC Agreement is hereby amended and restated in its entirety and the Company, the Corporation and the other Members, each intending to be legally bound, each hereby agrees as follows:
ARTICLE I
DEFINITIONS
The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.
“Additional Member” has the meaning set forth in Section 12.02.
“Adjusted Capital Account Deficit” means, with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Member’s Capital Account balance shall be:
(a)   reduced for any items described in Treasury Regulation Section 1.704- 1(b)(2)(ii)(d)(4), (5), and (6); and
(b)   increased for any amount such Member is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(l) and 1.704-2(i) (relating to minimum gain).
“Admission Date” has the meaning set forth in Section 10.06.
“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).
“Aggregate Closing PIPE Proceeds” has the meaning set forth in the Business Combination Agreement.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Assignee” means a Person to whom a Unit has been transferred but who has not become a Member pursuant to Article XII.
“Assumed Tax Liability” means, with respect to any Member, an amount equal to the excess of (a) the product of (i) the Distribution Tax Rate multiplied by (ii) the estimated or actual cumulative taxable income or gain of the Company, as determined for federal income tax purposes, allocated to such Member for full or partial Fiscal Years commencing on or after January 1, 2022, less prior losses of the Company allocated to such Member for full or partial Fiscal Years commencing on or after January 1, 2022, in each case, as determined by the Manager and to the extent such prior losses are available to reduce such income over (b) the cumulative Tax Distributions made to such Member after the closing date of the Business Combination pursuant to Sections 4.01(b)(i), 4.01(b)(ii) and 4.01(b)(iii); provided that, in the case of the Corporation, such Assumed Tax Liability (x) shall be computed without regard to any increases to the tax basis of the Company’s property pursuant to Sections 734(b) or 743(b) of the Code and (y) to the extent permitted under the Credit Agreements, shall in no event be less than an amount that will enable the Corporation to meet both its tax obligations and its obligations pursuant to the Tax Receivable Agreement for the relevant Taxable Year; provided further that, in the case of each Member, and for the avoidance of doubt, such Assumed Tax Liability shall take into account any Code Section 704(c) allocations (including “reverse” 704(c) allocations) to the Member and any deduction under Code Section 199A.
“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.
“Beneficial Owner” means, with respect to a security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares:

(a)   voting power, which includes the power to vote, or to direct the voting of, such security; or
(b)   investment power, which includes the power to dispose of, or to direct the disposition of, such security.
The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.
“Black-Out Period” means any “black-out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Redeeming Member is subject (or will be subject at such time as it owns Class A Common Stock), which period restricts the ability of such Redeeming Member to immediately resell shares of Class A Common Stock to be delivered to such Redeeming Member in connection with a Share Settlement.
“Blocker Corp Shareholders” has the meaning set forth in the Business Combination Agreement.
“Book Value” means, with respect to any property of the Company, the Company’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted (as determined by the Manager) by Treasury Regulation Section 1.704-1(b)(2)(iv), except that, in the case of any property contributed to the Company, the Book Value of such property shall initially equal the Fair Market Value of such property at the time of such contribution.
“Business Combination” has the meaning set forth in the Business Combination Agreement.
“Business Combination Agreement” means that certain Business Combination Agreement dated as of November 2, 2021, by and among SilverBox Engaged Merger Corp I, the Corporation, SBEA Merger Sub LLC, BRCC Blocker Merger Sub LLC, Grand Opal Investment Holdings, Inc., and the Company.
“Business Day” means any day other than a Saturday, Sunday or day on which banks located in New York City, New York or Salt Lake City, Utah are authorized or required by Law to close.
“Capital Account” means the capital account maintained for a Member in accordance with Section 5.01.
“Capital Contribution” means, with respect to any Member, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Member (or such Member’s predecessor) contributes (or is deemed to contribute) to the Company pursuant to Article III hereof, net of any liabilities assumed by the Company from such Member in connection with such contribution or to which the contributed property is subject.
“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the Redeemed Units Equivalent.
“Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of the State of Delaware, as amended or amended and restated from time to time.
“Change of Control” means the occurrence of any of the following events:
(a)   any “person” or “group” (within the meaning of Sections 13(d) of the Exchange Act (excluding any “person” or “group” who, on the Closing Date, is the Beneficial Owner of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding voting securities)) becomes the Beneficial Owner of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding voting securities;
(b)   (i) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of Corporation or (ii) there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets, other than such sale or other disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale or other disposition; or
(c)   there is consummated a merger or consolidation of the Corporation with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (i) the

Corporate Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (ii) all of the Persons who were the respective Beneficial Owners of the voting securities of the Corporation immediately prior to such merger or consolidation do not Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation; or
(d)   the following individuals cease for any reason to constitute a majority of the number of directors of the Corporation then serving: individuals who were directors of the Corporation on the Closing Date or any new director whose appointment or election to the Corporate Board or nomination for election by the Corporation’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors of the Corporation on the Closing Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (d).
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Class A Common Stock and Class B Common Stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.
“Change of Control Date” has the meaning set forth in Section 10.09(a).
“Change of Control Transaction” means any Change of Control that is approved by the Corporate Board prior to such Change of Control.
“Class A Common Stock” means, as applicable, (a) the shares of Class A common stock, par value $0.0001 per share, of the Corporation or (b) following any consolidation, merger, reclassification or other similar event involving the Corporation, any shares or other securities of the Corporation or any other Person or cash or other property that become payable in consideration for the Class A common stock, $0.0001 par value per share, of the Corporation or into which the Class A common stock, $0.0001 par value per share, of the Corporation is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Class B Common Stock” means, as applicable, (a) the shares of Class B Common Stock, par value $0.0001 per share, of the Corporation or (b) following any consolidation, merger, reclassification or other similar event involving the Corporation, any shares or other securities of the Corporation or any other Person or cash or other property that become payable in consideration for the Class B common stock, $0.0001 par value per share, of the Corporation or into which the Class B common stock, $0.0001 par value per share, of the Corporation is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Class C Common Stock” means, as applicable, (a) the shares of Class C common stock, par value $0.0001 per share, of the Corporation or (b) following any consolidation, merger, reclassification or other similar event involving the Corporation, any shares or other securities of the Corporation or any other Person or cash or other property that become payable in consideration for the Class C common stock, $0.0001 par value per share, of the Corporation or into which the Class C common stock, $0.0001 par value per share, of the Corporation is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Closing Date” means the date on which the Business Combination is consummated.
“Code” means the United States Internal Revenue Code of 1986, as amended. Unless the context requires otherwise, any reference herein to a specific section of the Code shall be deemed to include any corresponding provisions of future Law as in effect for the relevant taxable period.

“Common Unit” means a Unit designated as a “Common Unit” and having the rights and obligations specified with respect to the Common Units in this Agreement; provided that, the Common Units shall exclude any Restricted Units prior to their conversion into Common Units upon the occurrence of an applicable Vesting Event.
“Common Unit Redemption Price” means, with respect to any Redemption, the arithmetic average of the volume weighted average prices for a share of Class A Common Stock on the Stock Exchange, or any other exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the 20 consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the applicable Redemption Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. If the Class A Common Stock no longer trades on the Stock Exchange or any other securities exchange or automated or electronic quotation system as of any particular Redemption Date, then the Manager (through a majority of its directors who are disinterested) shall determine the Common Unit Redemption Price in good faith.
“Company” has the meaning set forth in the preamble to this Agreement.
“Company Equity Incentive Plan” means the Authentic Brands LLC 2018 Equity Incentive Plan.
“Confidential Information” has the meaning set forth in Section 15.02(a).
“Conversion Date” means, with respect to any Restricted Unit, the date on which a Vesting Event occurs for such Restricted Unit or such later date as determined pursuant to Section 3.05(a).
“Corporate Board” means the board of directors of the Corporation.
“Corporate Equity Incentive Plans” means, collectively, (a) the BRC Inc. 2022 Omnibus Incentive Plan and (b) the BRC Inc. 2022 Employee Stock Purchase Plan, in each case, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Corporation” has the meaning set forth in the recitals to this Agreement, together with its successors and assigns.
“Corresponding Rights” means any rights issued with respect to a share of Class A Common Stock or Class B Common Stock pursuant to a “poison pill” or similar stockholder rights plan approved by the Corporate Board.
“Credit Agreements” means any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or any of its Subsidiaries is or becomes a borrower, as such instruments or agreements may be amended, restated, supplemented or otherwise modified from time to time and including any one or more refinancing or replacements thereof, in whole or in part, with any other debt facility or debt obligation, for as long as the payee or creditor to whom the Company or any of its Subsidiaries owes such obligation is not an Affiliate of the Company.
“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.
“Direct Exchange” has the meaning set forth in Section 11.03(a).
“Discount” has the meaning set forth in Section 6.06.
“Distributable Cash” means, as of any relevant date on which a determination is being made by the Manager regarding a potential distribution pursuant to Section 4.01(a), the amount of cash that could be distributed by the Company for such purposes in accordance with the Credit Agreements (and without otherwise violating any applicable provisions of any of the Credit Agreements).
“Distribution” (and, with a correlative meaning, “Distribute”) means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided however that, none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units or (b) any other payment made by the Company to a Member that is not properly treated as a “distribution” for purposes of Sections 731, 732, or 733 or other applicable provisions of the Code.
“Distribution Tax Rate” means, with respect to a Fiscal Year or portion thereof, the higher of the then applicable (a) sum of the highest marginal effective U.S. federal individual income tax rate and highest combined marginal effective U.S. state and local individual income tax rate for an individual residing in Salt Lake City, Utah and (b) sum of the highest marginal effective U.S. federal corporate income tax rate and the highest combined marginal effective U.S. state and local corporate income tax of any state in which the Company does business, in each case, taking into account the character of the relevant tax items (e.g., ordinary or capital) and the deductibility of state and local income taxes for federal income tax purposes (but only to the extent such taxes are deductible under the Code), as reasonably determined by the Manager.
“Effective Date” has the meaning set forth in the preamble to this Agreement.
“Election Notice” has the meaning set forth in Section 11.01(b).
“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or the Corporation, including the Corporate Equity Incentive Plans but excluding the Company Equity Incentive Plan.
“Equity Securities” means (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers or duties senior to existing classes and groups of Units and other equity interests in the Company or any Subsidiary of the Company), (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company.
“Event of Withdrawal” means the bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company. “Event of Withdrawal” shall not include an event that (a) terminates the existence of a Member for income tax purposes (including (i) a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, (ii) a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or (iii) merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member) but that (b) does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Units of such trust that is a Member).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
“Exchange Election Notice” has the meaning set forth in Section 11.03(b).
“Fair Market Value” of a specific asset of the Company will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the Manager (or, if pursuant to Section 14.02, the Liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.
“Family Group” means (a) in the case of a Member or LLC Employee who is an individual, such individual’s spouse, parents and descendants (whether natural or adopted) and any trust or estate planning vehicle or entity solely for the benefit of such individual or the individual’s spouse, parents, descendants or other relatives, and (b) in the case of a Member or LLC Employee that is a trust, the beneficiary of such trust.

“First Tier Vesting Event” means the first day on which the VWAP of the Class A Common Stock is greater than or equal to $15.00 over any 20 trading days within any 30 trading day period commencing at any time on or after the Closing Date; provided that, the reference to $15.00 shall be decreased by the aggregate per share amount of dividends actually paid in respect of a share of Class A Common Stock following the Effective Date.
“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Section 706 of the Code.
“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.02.
“Full Vesting Event” means, with respect to the Restricted Units, a Change of Control Transaction or liquidation of the Company.
“Governmental Entity” means (a) the United States of America, (b) any other sovereign nation, (c) any state, province, district, territory or other political subdivision of clause (a) or (b) of this definition, including, but not limited to, any county, municipal or other local subdivision of the foregoing, or (d) any agency, arbitrator or arbitral body, authority, board, body, bureau, commission, court, department, entity, instrumentality, organization or tribunal exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of clauses (a), (b) or (c) of this definition.
“HSR Act” has the meaning set forth in Section 3.05(c).
“Imputed Underpayment Amount” means (a) any “imputed underpayment” within the meaning of Section 6225 of the Code (or any corresponding or similar provision of state, local or foreign tax law) paid (or payable) by the Company as a result of any adjustment by the IRS with respect to any Company item of income, gain, loss, deduction, or credit of the Company (including, without limitation, any “partnership-related item” within the meaning of Section 6241(2) of the Code (or any corresponding or similar provision of state, local or foreign tax law)), including any interest, penalties or additions to tax with respect to any such adjustment, (b) any amount not described in clause (a) (including any interest, penalties or additions to tax with respect to such amounts) paid (or payable) by the Company as a result of the application of Sections 6221-6241 of the Code (or any corresponding or similar provision of state, local or foreign tax law), and/or (c) any amount paid (or payable) by any entity treated as a partnership for U.S. federal income tax purposes in which the Company holds (or has held) a direct or indirect interest other than through entities treated as corporations for U.S. federal income tax purposes if the Company bears the economic burden of such amounts, whether by law or agreement, as a result of the application of Sections 6221-6241 of the Code (including for the avoidance of doubt Section 6226(b) of the Code or any corresponding or similar provision of state, local or foreign tax law), including any interest, penalties or additions to tax with respect to such amounts.
“Incentive Unit Exchange” has the meaning set forth in Section 10.11.
“Incentive Unit Exchange Rate” means, at any time, the quotient of (a) the excess of (x) the Per Common Unit Equity Value on the date of the Incentive Unit Exchange over (y) the sum of the portion of the Participation Threshold to the extent it (or a portion of it) remains unmet (as reasonably determined by the Manager) applicable to such Incentive Unit and allocable to a Common Unit (as reasonably determined by the Manager) and the amount of any Tax Distributions made in respect of the applicable Incentive Unit prior to it becoming a Participating Incentive Unit, divided by (b) the Per Common Unit Equity Value on the date of the Incentive Unit Exchange; provided that if the number determined by the foregoing calculation is a negative number, the Incentive Unit Exchange Rate shall be deemed to be zero and the Incentive Unit Exchange Rate shall be subject to adjustment, as reasonably determined by the Manager, to the extent necessary so that the Incentive Units may be treated as “profits interests” under applicable tax law and taking into account any Incentive Unit Exchange.
“Incentive Units” means a Unit designated as an “Incentive Unit” and having the rights and obligations specified with respect to the Incentive Units in this Agreement, which shall include the Incentive Units into which Original Incentive Units are converted pursuant to the Recapitalization.
“Indemnified Person” has the meaning set forth in Section 7.04(a).

“Initial LLC Agreement” has the meaning set forth in the recitals to this Agreement.
“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.
“Investor Rights Agreement” means that certain Investor Rights Agreement, dated as of the Effective Date (as may be amended from time to time in accordance with its terms), by and among the Corporation, certain of the Members as of the Effective Date and certain other Persons whose signatures are affixed thereto (together with any joinder thereto from time to time by any successor or assign to any party to such agreement).
“IRS”means the Internal Revenue Service.
“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.
“Law”means all laws, statutes, ordinances, rules and regulations of any Governmental Entity.
“Liquidator” has the meaning set forth in Section 14.02.
“Liquidity Limitations” has the meaning set forth in Section 4.01(b)(i).
“LLC Employee” means an employee of, or other service provider (including any management member whether or not treated as an employee for the purposes of U.S. federal income tax) to, the Company or any of its Subsidiaries, in each case acting in such capacity.
“Losses” means items of loss or deduction of the Company determined according to Section 5.01(b).
“Manager” has the meaning set forth in Section 6.01.
“Market Price” means, with respect to a share of Class A Common Stock as of a specified date, the last sale price per share of Class A Common Stock, regular way, or if no such sale took place on such day, the average of the closing bid and asked prices per share of Class A Common Stock, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on the Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Class A Common Stock selected by the Corporate Board or, in the event that no trading price is available for the shares of Class A Common Stock, the fair market value of a share of Class A Common Stock, as determined in good faith by the Corporate Board.
“Member” means, as of any date of determination, (a) each of the members named on the Schedule of Members and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XII but in each case only so long as such Person is shown on the Company’s books and records as the owner of one or more Units, each in its capacity as a member of the Company.
“Member Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt determined in accordance with Regulations Section 1.704-2(i).
“Member Nonrecourse Debt” has the meaning set forth for the term “partner nonrecourse debt” in Regulations Section 1.704-2(b)(4).
“Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulation Section 1.704-2(d).

“Net Loss” means, with respect to a Fiscal Year, the excess if any, of the aggregate amount of Losses for such Fiscal Year over the aggregate amount of Profits for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04) or, to the extent required, items thereof.
“Net Profit” means, with respect to a Fiscal Year, the excess, if any, of the aggregate amount of Profits for such Fiscal Year over the aggregate amount of Losses for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04) or, to the extent required, items thereof.
“Officer” has the meaning set forth in Section 6.01(b).
“Original Incentive Units” means Incentive Units that are Original Units.
“Original Units” means, collectively, (a) all of the issued and outstanding Class A Common Units of the Company, (b) all of the issued and outstanding Class B Common Units of the Company, (c) all of the Incentive Units of the Company and (d) the Series A Preferred Units of the Company held by Grand Opal Investment Holdings, Inc., in each case, as defined in the Initial LLC Agreement.
“Other Agreements” has the meaning set forth in Section 10.04.
“Partial Vesting Event” means (a) with respect to 50% of any Member’s Restricted Units held as of the date of a First Tier Vesting Event, the First Tier Vesting Event; provided that, a First Tier Vesting Event shall not occur more than once; or (b) with respect to the remaining 50% of any Member’s Restricted Units held as of the date of a First Tier Vesting Event (in each case after giving effect to any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise)), the Second Tier Vesting Event.
“Participating Incentive Unit” means an Incentive Unit that is vested and for which the Participation Threshold has been fully met.
“Participation Threshold” has the meaning set forth in Section 3.04(c).
“Partnership Representative” has the meaning set forth in Section 9.03.
“Per Common Unit Equity Value” means, as of any particular time, the amount to which each holder of a Common Unit would be entitled in respect of such Common Unit if the aggregate equity value of the Company as of such time (as reasonably determined by the Manager) were distributed to the Members in accordance with Section 4.01 (assuming for these purposes that all Incentive Units are vested).
“Percentage Interest” means, with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing the number of such Member’s Common Units or Participating Incentive Units, as applicable, by the total number of Common Units and Participating Incentive Units of all Members at such time. The Percentage Interest of each Member shall be calculated to the fourth decimal place.
“Permitted Transfer” has the meaning set forth in Section 10.02.
“Permitted Transferee” has the meaning set forth in Section 10.02.
“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.
“Pre-Business Combination Members” has the meaning set forth in the recitals to this Agreement.
“Preferred Redemption” has the meaning set forth in the recitals to this Agreement.
“Preferred Unit Redemption Amount” has the meaning set forth in the Business Combination Agreement.
“Pro rata”, “pro rata portion”, “according to their interests”, “ratably”, “proportionately”, “proportional”, “in proportion to”, “based on the number of Units held”, “based upon the percentage of Units held”, “based upon the number of Units outstanding” and other terms with similar meanings, when used in the context of a number of Units of the Company relative to other Units, means as amongst an individual class of Units, pro rata based upon the number of such Units within such class of Units.
“Profits” means items of income and gain of the Company determined according to Section 5.01(b).
“Pubco Offer” has the meaning set forth in Section 10.09(b).
“Quarterly Tax Distribution” has the meaning set forth in Section 4.01(b)(i).
“Recapitalization” has the meaning set forth in the recitals to this Agreement.
“Redeemed Units” has the meaning set forth in Section 11.01(a).
“Redeemed Units Equivalent” means the product of (a) the applicable number of Redeemed Units, multiplied by (b) the Common Unit Redemption Price.
“Redeeming Member” has the meaning set forth in Section 11.01(a).
“Redemption” has the meaning set forth in Section 11.01(a).
“Redemption Date” has the meaning set forth in Section 11.01(a).
“Redemption Notice” has the meaning set forth in Section 11.01(a).
“Redemption Right” has the meaning set forth in Section 11.01(a).
“Restricted Unit” means a Unit designated as a “Restricted Unit” which is subject to vesting, and having the rights and obligations specified with respect to the Restricted Units in this Agreement.
“Retraction Notice” has the meaning set forth in Section 11.01(c).
“Revised Partnership Audit Provisions” means Section 1101 of Title XI (Revenue Provisions Related to Tax Compliance) of the Bipartisan Budget Act of 2015, H.R. 1314, Public Law Number 114-74.
“Schedule of Members” has the meaning set forth in Section 3.01(a).
“SEC”means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.
“Second Tier Vesting Event” means the first day on which the VWAP of the Class A Common Stock is greater than or equal to $20.00 over any 20 trading days within any 30 trading day period commencing at any time on or after the Closing Date; provided that, the reference to $20.00 shall be decreased by the aggregate per share amount of dividends actually paid in respect of a share of Class A Common Stock following the Effective Date.
“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.
“Series A Preferred Unit” means a Unit designated as a “Series A Preferred Unit” and having the rights and obligations specified with respect to the Series A Preferred Units in this Agreement.
“Share Settlement” means a number of shares of Class A Common Stock (together with any Corresponding Rights) equal to the number of Redeemed Units.
“SilverBox Shareholder Redemption” has the meaning set forth in the Business Combination Agreement.
“Sponsor Letter Agreement” has the meaning set forth in the Business Combination Agreement.
“Stock Exchange” means the New York Stock Exchange.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.
“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 12.01.
“Tax Distributions” has the meaning set forth in Section 4.01(b)(i).
“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as the date of the Effective Date (as may be amended from time to time in accordance with its terms), by and among the Corporation, the Company and the Agent (as such term is defined in the Tax Receivable Agreement) (together with any joinder thereto from time to time by any successor or assign to any party to such agreement).
“Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02.
“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).
“Transfer” (and, with a correlative meaning, “Transferring” and “Transferred”) means any sale, transfer, assignment, redemption, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units.
“Treasury Regulations” means the final, temporary and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period. Such term shall be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations.
“Trust Account” has the meaning set forth in the Business Combination Agreement.
“Unit” means the fractional interest of a Member in Profits, Losses and Distributions of the Company, and otherwise having the rights and obligations specified with respect to “Units” in this Agreement; provided however that, (a) any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement applicable to such class or group of Units and (b) the Series A Preferred Units are intended to be issued solely for purposes of effecting the Preferred Redemption as of the Effective Date, after which time there shall be no Series A Preferred Units issued and outstanding except as otherwise provided herein.
“Unvested Corporate Shares” means shares of Class A Common Stock issuable pursuant to awards granted under the Corporate Equity Incentive Plans that are not Vested Corporate Shares.
“Value” means, for any Equity Plan, the Market Price for the Trading Day immediately preceding the Vesting Date.
“Vested Corporate Shares” means the shares of Class A Common Stock issued pursuant to awards granted under the Corporate Equity Incentive Plans that are vested pursuant to the terms thereof or any award or similar agreement relating thereto.
“Vesting Date” has the meaning set forth in Section 3.12(a)(ii).
“Vesting Event” means a Partial Vesting Event or a Full Vesting Event.

ARTICLE II
ORGANIZATIONAL MATTERS
Section 2.01   Formation of Company.   The Company was formed on June 5, 2018 pursuant to the provisions of the Delaware Act. The filing of the Certificate of Formation of the Company with the Secretary of State of the State of Delaware are hereby ratified and confirmed in all respects.
Section 2.02   Third Amended and Restated Limited Liability Company Agreement.   The Members hereby execute this Agreement for the purpose of amending, restating and superseding the Initial LLC Agreement in its entirety and otherwise establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that, during the term of the Company set forth in   Section 2.06, the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. No provision of this Agreement shall be in violation of the Delaware Act and to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement. Neither any Member nor the Manager nor any other Person shall have appraisal rights with respect to any Units.
Section 2.03   Name.   The name of the Company is “Authentic Brands LLC”. The Manager, in its sole discretion, may change the name of the Company at any time and from time to time. Notification of any such change shall be given to all of the Members. The Company’s business may be conducted under its name or any other name or names deemed advisable by the Manager.
Section 2.04   Purpose; Powers.   The primary business and purpose of the Company shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the Manager in accordance with the terms and conditions of this Agreement. The Company shall have the power and authority to take (directly or indirectly through its Subsidiaries) any and all actions and engage in any and all activities necessary, appropriate, desirable, advisable, ancillary or incidental to accomplish the foregoing purpose.
Section 2.05   Principal Office; Registered Office.   The principal office of the Company shall be located at such place or places as the Manager may from time to time designate, each of which may be within or outside the State of Delaware. The Company may have such other offices as the Manager may designate from time to time. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by law.
Section 2.06   Term.   The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in perpetuity unless dissolved in accordance with the provisions of Article XIV.
Section 2.07   No State-Law Partnership.   The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.07, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment. Notwithstanding anything to the contrary set forth in this Section 2.07, this Section 2.07 shall not prevent the Company from entering into or consummating any transaction which constitutes a Change of Control to the extent such transaction is duly authorized by the Manager in accordance with this Agreement, subject to (a) the consent rights set forth in the Investor Rights Agreement (if any, applicable to such transaction) and (b) the rights set forth in the Tax Receivable Agreement, if any, to the extent applicable to such transaction.

ARTICLE III
MEMBERS; UNITS; CAPITALIZATION
Section 3.01   Members.
(a)   The Company shall maintain a schedule setting forth: (i) the name and address of each Member and (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member (such schedule, the “Schedule of Members”). The applicable Schedule of Members in effect as of the Effective Date and after giving effect to the Recapitalization is set forth as Schedule 2 to this Agreement. The Company shall also maintain a record of (1) the aggregate amount of cash Capital Contributions that has been made by the Members with respect to their Units and (2) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) in its books and records. The Schedule of Members may be updated by the Manager in the Company’s books and records from time to time, and as so updated, it shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act.
(b)   No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to (i) loan any money or property to the Company, (ii) borrow any money or property from the Company or (iii) make any additional Capital Contributions.
Section 3.02   Units.
(a)   Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. At the Effective Date, the Units will be comprised of one class of Common Units, one class of Incentive Units, one class of Restricted Units and, solely for purposes of effecting the Preferred Redemption, one series of Preferred Units (which shall be denoted as “Series A Preferred Units”).
(b)   Subject to Section 3.06(a), the Manager may (i) issue additional Common Units at any time in its sole discretion and (ii) create one or more additional classes or series of Units or preferred Units solely to the extent such new class or series of Units or preferred Units are substantially economically equivalent to a class of common or other stock of the Corporation or class or series of preferred stock of the Corporation, respectively; provided that, as long as there are any Members (other than the Corporation and its Subsidiaries), (A) no such new class or series of Units may deprive such Members of, or dilute or reduce, the allocations and distributions they would have received, and the other rights and benefits to which they would have been entitled, in respect of their Units if such new class or series of Units had not been created and (B) no such new class or series of Units may be issued, in each case, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the aggregate distributions that would be made in respect of such new class or series of Units if the Company were liquidated immediately after the issuance of such new class or series of Units, in the case of each of clauses (A) and (B), other than in connection with the creation and issuance of one or more classes or series of Units issued in accordance with the Equity Plan.
(c)   Subject to Sections 15.03(b) and 15.03(c), the Manager may amend this Agreement, without the consent of any Member or any other Person, in connection with the creation and issuance of such classes or series of Units, pursuant to Sections 3.02(b), 3.04(a) or 3.10.
Section 3.03   Recapitalization; the Business Combination; the Preferred Redemption.
(a)   In order to effect the Recapitalization, the number of Original Units that were issued and outstanding and held by the Pre-Business Combination Members prior to the Effective Date as set forth opposite the respective Pre-Business Combination Member in Schedule 1 are hereby converted, as of the Effective Date, taking into account and adjusted for any distribution considered an advance to a Pre-Business Combination Member that remains outstanding as of the Effective Date and giving effect to such conversion and the other transactions related to the Recapitalization, into the number and class of Units set forth opposite the name of the respective Member on the Schedule of Members attached hereto as Schedule 2; provided that, for the avoidance of doubt, the number of Common Units, Incentive Units and Restricted Units set forth on Schedule 2 shall include the effects of the Business Combination and the other transactions contemplated by the Business Combination Agreement. Such Common Units, Incentive Units and Restricted Units set forth on   Schedule 2 are hereby issued and outstanding as of the Effective Date and the holders of such Common Units, Incentive Units and Restricted Units are Members hereunder. Notwithstanding the foregoing, the Company may (at its option), in conjunction with the establishment of the Corporate Equity Incentive Plans, convert the unvested Original Incentive Units of the Company into stock options or restricted stock of the Corporation (having the same vesting terms and in-the-money economics) in lieu of converting such unvested Original Incentive Units of the Company into Incentive Units pursuant to the Recapitalization.
(b)   Immediately prior to the Recapitalization, the Company shall redeem all of the issued and outstanding Series A Preferred Units (other than those held by Grand Opal Investment Holdings, Inc., which shall be converted into Common Units pursuant to the Recapitalization) and deliver to the holders thereof an aggregate amount in cash equal to the Preferred Unit Redemption Amount in exchange therefor, in each case, pursuant to and in accordance with the terms of the Business Combination Agreement. Following the Preferred Redemption and the Recapitalization as of the Effective Date, there shall be no Series A Preferred Units outstanding.
Section 3.04   Incentive Units.
(a)   As of the Effective Date, the Company has authorized and issued under the Company Equity Incentive Plan [•] Original Incentive Units. It is each Member’s intention that the Original Incentive Units issued under the Company Equity Incentive Plan and the Incentive Units shall represent interests in the profits and losses, but not the capital, of the Company.
(b)   The Company and each Member agree to treat the Original Incentive Units and the Incentive Units as “profits interests” within the meaning of Rev. Proc. 93-27, 1993-2 C.B. 343 and Rev. Proc. 2001-43, 2001-2 C.B. 191 or the corresponding requirements of any subsequent guidance promulgated by the IRS or other applicable law The Company will treat each holder of Original Incentive Units and Incentive Units as the owner of such Units, and will file its Internal Revenue Service Form 1065 and issue appropriate Schedule K-1s to such holder, allocating to each such holder its distributive share of all items of income, gain, loss, deduction and credit associated with such Units as if such Units were fully vested. Each holder of Original Incentive Units and Incentive Units agrees to take into account such distributive share in computing such holder’s federal income tax liability for the entire period during which such holder owns such Units. Subject to a “determination” (as such term is defined in Section 1313(a) of the Code) to the contrary, the Company agrees not to claim a deduction (as wages, compensation or otherwise) for the fair market value of the Original Incentive Units or Incentive Units issued either at the time of grant of such Units or at the time such Units become substantially vested in accordance with their respective terms. The undertakings contained in this Section 3.04(b) will be construed in accordance with Section 4 of Rev. Proc. 2001-43, 2001-2 C.B. 191 and in the event of a change of law in respect of the tax treatment of the grants of “profits” interests, the Company and each Member shall take all actions as may reasonably be required to maintain, to the extent possible, the tax treatment of grants of “profits” interests contemplated by Revenue Procedures 93-27 and 2001-43 (for the avoidance of doubt, such actions shall include necessary or advisable amendments of this Agreement).
(c)   The former board of directors of the Company has previously established a participation threshold with respect to the Incentive Units (as previously adjusted including pursuant to the Initial LLC Agreement, if at all, and as adjusted from time to time by the Manager pursuant to this Agreement, if at all the “Participation Threshold”). The Participation Threshold shall be subject to adjustment, as reasonably determined by the Manager, from time to time, including in respect of any changes to the capital structure, to the extent necessary so that the Incentive Units may be treated as “profits interests” under applicable tax law. In the event that, after the applicable grant date for the Original Incentive Units or Incentive Units, additional capital is contributed to the Company, their Participation Threshold shall be adjusted, as determined by the Manager in its sole discretion, to reflect the terms upon which such additional capital was raised by the Company. Notwithstanding the foregoing, the Participation Threshold of a subset of Original Incentive Units or Incentive Units shall not be less than zero. So long as the Participation Threshold has not been fully met for an Original Incentive Unit or an Incentive Unit, the Participation Threshold of such Original Incentive Unit or Incentive Unit may increase from the grant date of such Unit by an amount designated by the Manager (or a designee thereof). The Manager shall reasonably determine whether and to the extent a Participation Threshold of an Incentive Unit has been met and what portion of it remains unmet (if any), with such determination being based upon any distributions previously made or that are being made to other Units pursuant to this Agreement or that were made pursuant to the Initial LLC Agreement (or other applicable prior agreement of the Company) and in accordance with the Incentive Units being treated as “profits interests” under applicable tax law.
Section 3.05   Restricted Units.
(a)   Each Restricted Unit will be held in accordance with this Agreement unless and until an applicable Vesting Event occurs with respect to such Restricted Unit. Upon the occurrence of a Vesting Event, on the Conversion Date, those Restricted Units to which such Vesting Event relates will be immediately converted into an equal number of Common Units, with all rights and privileges of a Common Unit under this Agreement from and after the Conversion Date. For the avoidance of doubt, (i) upon the occurrence of a First Tier Vesting Event, 50% of each of the Members’ Restricted Units outstanding as of the date of such occurrence will vest and convert immediately into an equal number of Common Units; (ii) upon the occurrence of a Second Tier Vesting Event, the remaining Restricted Units held by each Member as of the date of such occurrence (after giving effect to any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise)) will vest and convert immediately into an equal number of Common Units (such that, following the occurrence of a Second Tier Vesting Event, no Restricted Units remain outstanding); and (iii) upon the occurrence of a Change of Control Transaction or liquidation of the Company, 100% of each of the Members’ Restricted Units then outstanding will vest and convert immediately into an equal number of Common Units (such that following the occurrence of such Change of Control Transaction or liquidation of the Company, no Member will hold any Restricted Units).
(b)   If a First Tier Vesting Event has not occurred at the time of the occurrence of a Second Tier Vesting Event (provided that, such Second Tier Vesting Event occurs prior to or as of the fifth anniversary of the Effective Date), such First Tier Vesting Event shall also occur upon the occurrence of the Second Tier Vesting Event, such that all of the then outstanding Restricted Units shall vest in accordance with Section 3.05(a).
(c)   Notwithstanding anything to the contrary contained in this Agreement, if, upon the occurrence of a Vesting Event, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) for the immediate conversion of any Restricted Unit into an equal number of Common Units, then the Conversion Date with respect to all Restricted Units which would convert into an equal number of Common Units resulting from such Vesting Event shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such conversion under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such conversion shall automatically occur without any further action by the holders of any such Restricted Unit. Each of the Members agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Company. On the Conversion Date with respect to any Restricted Unit held by a Member, the Corporation shall issue, for each Restricted Unit which has converted into a Common Unit under this Agreement, one share of Class B Common Stock to such Member.
(d)   The Corporation hereby agrees to reserve for issuance at all times an adequate number of shares of Class B Common Stock to permit the issuance of all Class B Common Stock assuming all of the Members’ Restricted Units vest under this Agreement.

(e)   To the extent that the First Tier Vesting Event has not occurred by the fifth anniversary of the Effective Date, then immediately and without any further action under this Agreement, 50% of the Restricted Units issued and outstanding under this Agreement as of such date shall be canceled and extinguished for no consideration. To the extent that the Second Tier Vesting Event has not occurred by the seventh anniversary of the Effective Date, then immediately and without any further action under this Agreement, all remaining Restricted Units issued and outstanding under this Agreement as of such date shall be canceled and extinguished for no consideration.
Section 3.06   Authorization and Issuance of Additional Units.
(a)   Except as otherwise determined by the Manager in connection with a contribution of cash or other assets by the Corporation to the Company:
(i)   the Company and the Corporation shall undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Common Units, Restricted Units, Class A Common Stock, Class B Common Stock or Class C Common Stock, as applicable, to maintain at all times (A) a one-to-one ratio between the number of Common Units owned by the Corporation, directly or indirectly, and the number of outstanding shares of Class A Common Stock, (B) a one-to-one ratio between the number of Common Units owned by Members (other than the Corporation and its Subsidiaries), directly or indirectly, and the number of outstanding shares of Class B Common Stock owned by such Members, directly or indirectly, and (C) a one-to-one ratio between the number of Restricted Units owned by the Corporation, directly or indirectly, and the number of outstanding shares of Class C Common Stock, in each case, disregarding, for purposes of maintaining the one-to-one ratio, (1) Unvested Corporate Shares, (2) treasury stock or (3) preferred stock or other debt or equity securities (including warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for Class A Common Stock or Class B Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the Company);
(ii)   in the event the Corporation issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated in this Agreement, the Manager and the Corporation shall take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding Common Units owned, directly or indirectly, by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock; and
(iii)   in the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems the Corporation’s preferred stock in a transaction not contemplated in this Agreement, the Manager and the Corporation shall take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, the Corporation, directly or indirectly, holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) equity interests in the Company which (in the good faith determination by the Manager) are in the aggregate substantially economically equivalent to the outstanding preferred stock of the Corporation so issued, transferred, delivered, repurchased or redeemed.
(b)   Except as otherwise determined by the Manager in its reasonable discretion, the Company and the Corporation shall not undertake any subdivision (by any Unit split, stock split, Unit distribution, stock distribution, reclassification, division, recapitalization or similar event) or combination (by reverse Unit split, reverse stock split, reclassification, division, recapitalization or similar event) of the Common Units, Restricted Units, Class A Common Stock or Class B Common Stock that is not accompanied by an identical subdivision or combination of the applicable classes of Units or stock to maintain at all times (x) a one-to-one ratio between the number of Common Units owned, directly or indirectly, by the Corporation and the number of outstanding shares of Class A Common Stock or (y) a one-to-one ratio between the number of Common Units owned by Members (other than the Corporation and its Subsidiaries) and the number of outstanding shares of Class B Common Stock, in each case, unless such action is necessary to maintain at all times a one-to-one ratio between either the number of Common Units owned, directly or indirectly, by the Corporation and the number of outstanding shares of Class A Common Stock or the number of Common Units owned by Members (other than the Corporation and its Subsidiaries) and the number of outstanding shares of Class B Common Stock as contemplated by Section 3.06(a)(i).
(c)   The Company shall only be permitted to issue additional Common Units or Restricted Units, or establish other classes or series of Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02, Section 3.03, Section 3.05, this Section 3.06, Section 3.12 and Section 3.13. Subject to the foregoing, the Manager may cause the Company to issue additional Common Units authorized under this Agreement or establish other classes or series of Units or other Equity Securities in the Company at such times and upon such terms as the Manager shall determine and the Manager shall amend this Agreement as necessary in connection with the issuance of additional Common Units and admission of additional Members under this Section 3.06 without the requirement of any consent or acknowledgement of any other Member.
(d)   Notwithstanding any other provision of this Agreement, if the Corporation or any of its Subsidiaries (other than the Company and its Subsidiaries) acquires or holds any material amount of cash in excess of any monetary obligations it reasonably anticipates, the Corporation and the Manager may, in their sole discretion, use such excess cash amount in such manner, and make such adjustments to or take such other actions with respect to the capitalization of the Corporation and the Company, as the Corporation and the Manager in good faith determine to be fair and reasonable to the shareholders of the Corporation and to the Members and to preserve the intended economic effect of this Section 3.06, Article XI and the other provisions hereof.
Section 3.07   Repurchase or Redemption of Shares of Class A Common Stock.   Except as otherwise determined by the Manager in connection with the use of cash or other assets held by the Corporation, if at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the Corporation for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem a corresponding number of Common Units held (directly or indirectly) by the Corporation, at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Class A Common Stock being repurchased or redeemed by the Corporation (plus any expenses related thereto) and upon such other terms as are the same for the shares of Class A Common Stock being repurchased or redeemed by the Corporation. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any repurchase or redemption if such repurchase or redemption would violate any applicable Law.
Section 3.08   Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.
(a)   Units shall not be certificated unless otherwise determined by the Manager. If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by any two authorized officers of the Company, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Manager may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. No Units shall be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless all Units then outstanding are certificated; notwithstanding anything to the contrary herein, including Section 15.03, the Manager is authorized to amend this Agreement in order for the Company to opt-in to the provisions of Article 8 of the Uniform Commercial Code without the consent or approval of any Member of any other Person.
(b)   If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.
(c)   To the extent Units are certificated, upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.
Section 3.09   Negative Capital Accounts.   No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).
Section 3.10   No Withdrawal.   No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.
Section 3.11   Loans From Members.   Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(b), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.
Section 3.12   Corporate Equity Plans.
(a)   Restricted Class A Common Stock Granted to LLC Employees.   If at any time or from time to time, in connection with any Equity Plan, any shares of Class A Common Stock are issued to an LLC Employee (including any shares of Class A Common Stock that are subject to forfeiture in the event such LLC Employee terminates his or her employment with the Company or any Subsidiary) in consideration for services performed for the Company or any Subsidiary:
(i)   The Corporation shall issue such number of shares of Class A Common Stock as are to be issued to such LLC Employee in accordance with the Equity Plan;
(ii)   On the date (such date, the “Vesting Date”) that the Value of such shares is includible in taxable income of such LLC Employee, the following events will be deemed to have occurred: (1) the Corporation shall be deemed to have sold such shares of Class A Common Stock to the Company (or if such LLC Employee is an employee of, or other service provider to a Subsidiary, to such Subsidiary) for a purchase price equal to the Value of such shares of Class A Common Stock, (2) the Company (or such Subsidiary) shall be deemed to have delivered such shares of Class A Common Stock to such LLC Employee, (3) the Corporation shall be deemed to have contributed the purchase price for such shares of Class A Common Stock to the Company as a Capital Contribution, and (4) in the case where such LLC Employee is an employee of a Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary; and
(iii)   The Company shall issue to the Corporation on the Vesting Date a number of Common Units equal to the number of shares of Class A Common Stock issued under Section 3.12(a)(i) in consideration for a Capital Contribution that the Corporation is deemed to make to the Company pursuant to clause (3) of Section 3.12(a)(ii) above.
(b)   Future Stock Incentive Plans.   Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Corporation, the Company or any of their respective Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Corporation, amendments to this Section 3.12 may become necessary or advisable and that any approval or consent to any such amendments requested by the Corporation shall be deemed granted by the Manager and the Members, as applicable, without the requirement of any further consent or acknowledgement of any other Member.

(c)   Anti-dilution Adjustments.   For all purposes of this Section 3.12, the number of shares of Class A Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Equity Plan and applicable award or grant documentation.
Section 3.13   Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan.   Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Common Units. Upon such contribution, the Company will issue to the Corporation a number of Common Units equal to the number of new shares of Class A Common Stock so issued.
ARTICLE IV
DISTRIBUTIONS
Section 4.01   Distributions.
(a)   Distributable Cash; Other Distributions.
(i)   To the extent permitted by applicable Law and hereunder and subject to Section 4.01(c), Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts, at such time and on such terms (including the payment dates of such Distributions) as the Manager in its sole discretion shall determine using such record date as the Manager may designate. All Distributions made under this Section 4.01 shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v)) as of the close of business on such record date; provided however that, the Manager shall have the obligation to make Distributions as set forth in Sections 4.01(b) and 14.02; provided further that, notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would render the Company insolvent or violate the Delaware Act; provided further that, notwithstanding any other provision herein to the contrary but subject to Section 4.01(b), for any Incentive Units subject to a Participation Threshold, if such Participation Threshold is not fully met, no Distribution shall be made to such Incentive Units pursuant to this Section 4.01(a) and any amounts otherwise distributable to such Incentive Units shall be made to the Common Units or other Incentive Units with a Participation Threshold that has been fully met in accordance with this Section 4.01(a). For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions of Distributable Cash to the Members pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to meet its obligations, including its obligations pursuant to the Tax Receivable Agreement (to the extent such obligations are not otherwise able to be satisfied as a result of Tax Distributions required to be made pursuant to Section 4.01(b)).
(ii)   No Restricted Unit shall be entitled to receive any Distribution of Distributable Cash pursuant to this Section 4.01(a).
(iii)   Notwithstanding anything to the contrary in this Section 4.01(a), (A) the Company shall not make a distribution (other than Tax Distributions under Section 4.01(b)) to any Member in respect of any Common Units or Incentive Units which remain subject to vesting conditions in accordance with any applicable equity plan or individual award agreement and (B) with respect to any amounts that would otherwise have been distributed to a Member but for the preceding clause (A), such amount shall be held in trust by the Company for the benefit of such Member unless and until such time as such Common Units or Incentive Units have vested in accordance with the applicable equity plan or individual award agreement, and within five Business Days of such time, the Company shall distribute such amounts to such Member.
(b)   Tax Distributions.
(i)   With respect to each Fiscal Year, to the extent the Company has available cash for distribution by the Company under the Delaware Act and subject to any applicable agreement to which the Company or any of its Subsidiaries is a party governing the terms of third party indebtedness for borrowed money, and subject to the retention and establishment of reserves, or payment to third parties, of such funds as the Manager deems necessary or desirable in its sole discretion with respect to the reasonable needs and obligations of the Company or any of its Subsidiaries and to prevent their insolvency (such limitations, the “Liquidity Limitations”), the Company shall, to the extent permitted by applicable Law, make cash distributions (“Tax Distributions”) to each Member (including, for the avoidance of doubt, any holders of Incentive Units) in accordance with, and to the extent of, such Member’s Assumed Tax Liability. Tax Distributions pursuant to this Section 4.01(b)(i) shall be estimated by the Company on a quarterly basis and, to the extent feasible, shall be distributed to the Members (together with a statement showing the calculation of such Tax Distribution and an estimate of the Company’s net taxable income allocable to each Member for such period) on a quarterly basis on April 15th, June 15th, September 15th and December 15th (or such other dates that allow for timely payment of quarterly estimated tax payments for U.S. federal income tax purposes by both individuals and corporations, as determined by the Manager) (each, a “Quarterly Tax Distribution”); provided that, the foregoing shall not restrict the Company from making a Tax Distribution on any other date. Quarterly Tax Distributions shall take into account the estimated taxable income or loss of the Company for the current Fiscal Year based on four equal quarterly installments, which may be adjusted for updated quarterly estimations. A final accounting for Tax Distributions shall be made for each Fiscal Year after the allocation of the Company’s actual net taxable income or loss has been determined and any shortfall in the amount of Tax Distributions a Member received for such Fiscal Year based on such final accounting shall promptly be distributed to such Member (subject to the Liquidity Limitations). For the avoidance of doubt, any excess Tax Distributions a Member receives with respect to any Fiscal Year shall reduce future Tax Distributions otherwise required to be made to such Member with respect to any subsequent Fiscal Year.
(ii)   To the extent a Member otherwise would be entitled to receive less than its Percentage Interest (for purposes of this Section 4.01(b)(ii) assuming all Incentive Units are Participating Incentive Units) of the aggregate Tax Distributions to be paid pursuant to this Section 4.01(b) (other than any distributions made pursuant to Section 4.01(b)(v)) on any given date, the Tax Distributions to such Member shall be increased to ensure that all Distributions made on any given date pursuant to this Section 4.01(b) are made pro rata in accordance with the Members’ respective Percentage Interests. If, on the date of a Tax Distribution, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Distributions pursuant to this Section 4.01(b) shall be made to the Members to the extent of available funds in accordance with their Percentage Interests and the Company shall make future Tax Distributions as soon as funds become available sufficient (subject to the Liquidity Limitations) to pay the remaining portion of the Tax Distributions to which such Members are otherwise entitled. Notwithstanding anything to the contrary contained in this Agreement, (A) the Manager shall make, in its reasonable discretion, equitable adjustments (downward (but not below zero) or upward) to the Members’ Tax Distributions (but in any event pro rata in accordance with the Members’ respective Percentage Interests) to take into account increases or decreases in the number of Units held by each Member during the relevant period (including as a result of conversion of any Restricted Units into Common Units in connection with the occurrence of a Vesting Event) and in respect of any Incentive Units, and (B) no Tax Distributions (or downward (but not below zero) or upward adjustment to any Tax Distributions) pursuant to this Section 4.01(b) (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v) or in respect of Incentive Units) shall be made other than pro rata in accordance with the Members’ respective Percentage Interests.

(iii)   In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Member’s Assumed Tax Liability for any Taxable Year (other than an audit conducted pursuant to the Revised Partnership Audit Provisions (or any similar provision of state, local and other Law) for which no election is made pursuant to Code Section 6226 and the Treasury Regulations promulgated thereunder (or any similar provision of state, local and other Law)), or in the event the Company files an amended tax return, each Member’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest or penalties). Any shortfall in the amount of Tax Distributions the Members and former Members received for the relevant Taxable Years based on such recalculated Assumed Tax Liability promptly shall be distributed to such Members and the successors of such former Members (subject to the Liquidity Limitations), except, for the avoidance of doubt, to the extent Distributions were made to such Members and former Members pursuant to Section 4.01(a) and this Section 4.01(b) in the relevant Taxable Years sufficient to cover such shortfall.
(iv)   Notwithstanding the foregoing, Tax Distributions pursuant to this Section 4.01(b) (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v)), if any, shall be made to a Member only to the extent all previous Tax Distributions to such Member pursuant to Section 4.01(b) with respect to the Fiscal Year are less than the Tax Distributions such Member otherwise would have been entitled to receive with respect to such Fiscal Year pursuant to this Section 4.01(b).
(v)   Notwithstanding the foregoing and anything to the contrary in this Agreement, following the Effective Date, no Member shall have any further right to any Tax Distributions (as defined in the Initial LLC Agreement) pursuant to Section 4.3 of the Initial LLC Agreement.1
(c)   Limitations.   For purposes of determining the amount of Distributions to be made under this Section 4.01 (including Tax Distributions), each Member shall be treated as having made the Capital Contributions made by, been allocated the net taxable income or loss of the Company (in accordance with the definition of Assumed Tax Liability) allocated to, and received the Distributions made to or received by, its predecessors in respect of any of such Member’s Units.
ARTICLE V
CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS
Section 5.01   Capital Accounts.
(a)   The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv) and Section 704(b) of the Code. For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulation to reflect a revaluation of the Company’s property; provided that, the Manager shall cause the Company to increase or decrease the Capital Accounts to reflect a revaluation of the Company’s property upon the conversion of any Restricted Units into Common Units upon the occurrence of a Vesting Event in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s). If any noncompensatory options or Restricted Units are outstanding upon the occurrence of a revaluation event described in this Section 5.01(a) (other than, if applicable, the noncompensatory options being exercised or the Restricted Units being converted that give rise to the occurrence of such event), the Company shall adjust the Book Values of its properties in accordance with, or, in the case of outstanding Restricted Units, in accordance with principles similar to those set forth in, Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2).
(b)   For purposes of computing the amount of any item of income, gain, loss or deduction with respect to the Company to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be

1
Note to Draft: Subject to update, if necessary, depending on the timing of the Closing.

the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided however that:
(i)   The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(1)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includible in gross income or are not deductible for U.S. federal income tax purposes.
(ii)   If the Book Value of any property of the Company is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e), (f) or (s), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.
(iii)   Items of income, gain, loss or deduction attributable to the disposition of property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.
(iv)   Items of depreciation, amortization and other cost recovery deductions with respect to property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).
(v)   To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).
(c)   Upon the conversion of any Restricted Units into Common Units upon a Vesting Event, the parties hereto intend that the allocations and capital maintenance rules shall be governed under Treasury Regulations Section 1.704-3 with adjustments being made in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s) and consistent with the principles of Section 704(c) of the Code and the Treasury Regulations thereunder in order to effectuate the Members’ agreed upon economic sharing of items within the Company.
Section 5.02   Allocations.   Except as otherwise provided in this Agreement, and after giving effect to, Sections 5.03 and 5.04, Net Profits and Net Losses for any Fiscal Year or Fiscal Period shall be allocated to the Members in such manner that the Capital Account balance of each Member shall, to the greatest extent possible immediately after making such allocations, be equal (proportionately) to (x) the amount that would be distributed to such Member (after satisfaction of any financial obligations of each Member to the Company under any provisions of this Agreement), if (a) the Company were to sell all or substantially all assets of the Company for their Book Values, (b) all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Book Values of the assets securing such liability), (c) the Company were to distribute the remaining proceeds of sale pursuant to Section 4.01 or of liquidation pursuant to Section 14.02 immediately after making such allocations and (d) the Company were to dissolve pursuant to Article XIV, minus (y) such Member’s share of Minimum Gain and Member Minimum Gain, computed immediately prior to the hypothetical sale of assets; provided that for these purposes any Common Units or Incentive Units which are subject to vesting conditions in accordance with any applicable equity plan or individual award agreement are treated as fully vested (excluding, for the avoidance of doubt, any Restricted Units prior to a Vesting Event with respect thereto).
Section 5.03   Regulatory Allocations.
(a)   Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

(b)   Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(l)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests. Except as otherwise provided in Section 5.03(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.
(c)   If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) (4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.
(d)   If the allocation of Net Losses to a Member as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Net Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.03(d).
(e)   Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).
(f)   Notwithstanding anything to the contrary contained in this Agreement, (i) no allocation (of Net Profits or Net Losses or otherwise) shall be made in respect of any Restricted Units in determining Capital Accounts unless and until such Restricted Units are converted into Common Units upon the occurrence of a Vesting Event and (ii) in the event the Book Value of any Company asset is adjusted pursuant to the proviso in Section 5.01(a), any Net Profits or Net Losses resulting from such adjustment shall, in the manner determined by the Manager, be allocated among the Members (including the Members who held the Restricted Units giving rise to such adjustment) such that the Capital Account balance relating to each Common Unit (including such Restricted Units that have been converted into Common Units) is equal in amount immediately after making such allocation in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s); provided that, if the foregoing allocations pursuant to clause (ii) above are insufficient to cause the Capital Account balance relating to each Common Unit to be so equal in amount, then the Manager, in its discretion, shall cause a Capital Account reallocation in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3) to cause the Capital Account balance relating to each Common Unit to be so equal in amount.
(g)   The allocations set forth in Sections 5.03(a) through and including Section 5.03(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss with respect to the Company shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero. In addition, if in any Fiscal Year or Fiscal

Period there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in Section 5.03(a) or Section 5.03(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the IRS to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement. This Section 5.03(g) is intended to minimize to the extent possible and to the extent necessary any economic distortions that may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith.
Section 5.04   Final Allocations.
(a)   Notwithstanding any contrary provision in this Agreement except Section 5.03, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members upon the liquidation of the Company (within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations), the transfer of substantially all the Units (whether by sale or exchange or merger) or sale of all or substantially all the assets of the Company, such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year of the event requiring such adjustments or allocations.
(b)   If any holder of Common Units or Incentive Units which are subject to vesting conditions forfeits (or the Company has repurchased at less than fair market value) all or a portion of such holder’s unvested Common Units, the Company shall make forfeiture allocations in respect of such unvested Common Units or Incentive Units in the manner and to the extent required by proposed Treasury Regulations Section 1.704-1(b)(4)(xii) (as such proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final Treasury Regulations).
Section 5.05   Tax Allocations.
(a)   The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that, if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.
(b)   Items of taxable income, gain, loss and deduction of the Company with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value using (i) the traditional method set forth in Treasury Regulations Section 1.704-3(b) with respect to any Person (other than the Corporation and its Subsidiaries) who is or was a Member on or prior to the Effective Date or (ii) except as provided in clause (i), any permissible method or methods selected in the discretion of the Manager.
(c)   If the Book Value of any asset of the Company is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e), (f) or (s), including adjustments to the Book Value of any asset of the Company in connection with the execution of this Agreement, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value using (i) the traditional method set forth in Treasury Regulations Section 1.704-3(b) with respect to any Person (other than the Corporation and its Subsidiaries) who is or was a Member on or prior to the Effective Date or (ii) except as provided in clause (i), any permissible method or methods selected in the discretion of the Manager.

(d)   Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).
(e)   For purposes of determining a Member’s share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulation Section 1.752-3(a)(3), each Member’s interest in income and gain shall be determined pursuant to any proper method, as reasonably determined by the Manager; provided that, each year the Manager shall use its reasonable best efforts (using in all instances any proper method, including the “additional method” described in Treasury Regulation Section 1.752-3(a)(3)) to allocate a sufficient amount of the excess nonrecourse liabilities to those Members who would have at the end of the applicable Taxable Year, but for such allocation, taxable income due to the deemed distribution of money to such Member pursuant to Section 752(b) of the Code that is in excess of such Member’s adjusted tax basis in its Units.
(f)   If, pursuant to Section 5.03(f), the Manager causes a Capital Account reallocation in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Manager shall make corrective allocations in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(4)(x).
(g)   Allocations pursuant to this Section 5.05 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other items of the Company pursuant to any provision of this Agreement.
Section 5.06   Adjustment for Non-Compensatory Options.   If the Company issues Units or other securities that are treated as non-compensatory options, as defined in Treasury Regulation Section 1.721-2, the Manager shall make such adjustments to the Book Value of the Company’s assets, allocation of Profits and Losses, Capital Accounts and allocations of items for income tax purposes as it may determine may be necessary to comply with the provisions of Treasury Regulations Section 1.721-2 and Treasury Regulations Section 1.704-1(b)(2)(iv)(s) or any successor provisions relating thereto and to properly reflect the economic sharing arrangement associated with the non-compensatory options.
Section 5.07   Restricted Units.   The parties hereto intend that, for U.S. federal income tax purposes, (a) the Restricted Units received by the Pre-Business Combination Members in connection with the Recapitalization and by the Corporation in connection with the Business Combination not be treated as being received in connection with the performance of services and (b) no such Member be treated as having taxable income or gain as a result of such receipt of such Restricted Units or as a result of holding any such Restricted Units at the time of any Vesting Event (other than as a result of corrective allocations made pursuant to Section 5.03(g)) and the Company shall prepare and file all tax returns consistent therewith unless otherwise required by a “determination” within the meaning of Section 1313 of the Code. Notwithstanding (and without limiting) the foregoing, each of the Members holding Restricted Units shall, within 30 days of the Effective Date, file with the IRS (via certified mail, return receipt requested) on a protective basis a completed election under Section 83(b) of the Code and the Treasury Regulations thereunder with respect to such Restricted Units so received and, upon such filing, shall thereafter notify the Company that such Member has made such timely filing and provide the Company with a copy of such election and evidence of timely filing.
Section 5.08   Compliance with Tax Laws.   The allocation rules set forth in Section 5.01 through Section 5.07 are intended to comply with the Code and Treasury Regulations and to ensure that all allocations under this Article V are respected for U.S. federal income tax purposes and reflect the economic sharing arrangement among the Members. If for any reason the Manager (or its designee) determines that any provisions in Section 5.01 through Section 5.07 do not comply with the Code or Treasury Regulations or that the allocations under this Article V may not be respected for U.S. federal income tax purposes or reflect the economic sharing arrangement among the Members, the Manager may take all reasonable actions, including amending this Article V or adjusting a Member’s Capital Account or how Capital Accounts are maintained, to ensure compliance with the Code and Treasury Regulations and that the allocations provided for in this Article V shall be respected for U.S. federal income tax purposes; provided however that, no such change shall have a material adverse effect upon the amount of cash or other property distributable to any Member.

Section 5.09   Indemnification and Reimbursement for Payments on Behalf of a Member.   If the Company or any other Person in which the Company holds an interest is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity, including any amounts withheld from amounts directly or indirectly payable to the Company or to any other Person in which the Company holds an interest) that is specifically attributable to a Member or a Member’s status as such (including federal income taxes, additions to tax, interest and penalties as a result of obligations of the Company pursuant to the Revised Partnership Audit Provisions (or any similar provision of state, local and other Law), federal withholding taxes, state personal property taxes and state unincorporated business taxes, but excluding payments such as payroll taxes, withholding taxes, benefits or professional association fees and the like required to be made or made voluntarily by the Company on behalf of any Member based upon such Member’s status as an employee of the Company) (a “Withholding Payment”), then such Member shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). If the Company incurs an Imputed Underpayment Amount, the Manager shall determine in its reasonable discretion the portion of such Imputed Underpayment Amount attributable to each Member or former Member and such attributable amount shall be treated as a Withholding Payment with respect to such Member or former Member. The Manager may offset Distributions to which a Member is otherwise entitled under this Agreement against such Member’s obligation to indemnify the Company under this Section 5.09. In addition, notwithstanding anything to the contrary, each Member agrees that any Cash Settlement such Member is entitled to receive pursuant to Article XI may be offset by an amount equal to such Member’s obligation to indemnify the Company under this Section 5.09 and that such Member shall be treated as receiving the full amount of such Cash Settlement and paying to the Company an amount equal to such obligation. A Member’s obligation to make payments to the Company under this Section 5.09 shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the dissolution, liquidation, winding up and termination of the Company. In the event that the Company has been terminated prior to the date such payment is due, such Member shall make such payment to the Manager (or its designee), which shall distribute such funds in accordance with this Agreement. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.09, including instituting a lawsuit to collect such contribution with interest calculated at a rate per annum equal to the sum of the Base Rate plus 300 basis points (but not in excess of the highest rate per annum permitted by Law). Each Member hereby agrees to furnish to the Company such information and forms as required or reasonably requested in order to comply with any Laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Member is legally entitled. The Company may withhold any amount that it determines is required to be withheld from any amount otherwise payable to any Member hereunder, and any such withheld amount shall be deemed to have been paid to such Member for purposes of this Agreement.
ARTICLE VI
MANAGEMENT
Section 6.01   Authority of Manager; Officer Delegation.
(a)   Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in the Corporation, as the sole managing member of the Company (the Corporation, in such capacity, the “Manager”), (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company and (iii) no other Member shall have any right, authority or power to vote, consent or approve any matter, whether under the Delaware Act, this Agreement or otherwise. The Manager shall be the “manager” of the Company for the purposes of the Delaware Act. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company. Any vacancies in the position of Manager shall be filled in accordance with Section 6.04.
(b)   Without limiting the authority of the Manager to act on behalf of the Company, the day-to-day business and operations of the Company may be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager. An Officer may, but need not, be a Member. Each Officer shall be appointed by the

Manager, with the initial Officers of the Company hereby appointed in such roles as set forth on Schedule 3 attached hereto, and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions of this Agreement (including in Section 6.07 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall be limited to such duties as the Manager may, from time to time, delegate to them. Unless the Manager decides otherwise, if the title is one commonly used for officers of a business corporation formed under the General Corporation Law of the State of Delaware, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. All Officers shall be, and shall be deemed to be, officers and employees of the Company. An Officer may also perform one or more roles as an officer of the Manager. Any Officer may be removed at any time, with or without cause, by the Manager.
(c)   Subject to the other provisions of this Agreement, the Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, conversion, division, reorganization or other combination of the Company with or into another entity, for the avoidance of doubt, without the prior consent of any Member or any other Person being required.
Section 6.02   Actions of the Manager.   The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.07.
Section 6.03   Resignation; No Removal.   The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. For the avoidance of doubt, the Members have no right under this Agreement to remove or replace the Manager.
Section 6.04   Vacancies.   Vacancies in the position of Manager occurring for any reason shall be filled by the Corporation (or, if the Corporation has ceased to exist without any successor or assign, then by the holders of a majority in interest of the voting capital stock of the Corporation immediately prior to such cessation). For the avoidance of doubt, the Members (other than the Corporation) have no right under this Agreement to fill any vacancy in the position of Manager.
Section 6.05   Transactions Between the Company and the Manager.   The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager; provided that, such contracts and dealings (other than contracts and dealings between the Company and its Subsidiaries) are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members and otherwise are permitted by the Credit Agreements; provided further that, the foregoing shall in no way limit the Manager’s rights under Sections 3.02, 3.04, 3.05 or 3.10. The Members hereby approve each of the contracts or agreements between or among the Manager, the Company and their respective Affiliates entered into on or prior to the date of this Agreement in accordance with the Initial LLC Agreement or that the board of managers of the Company or the Corporate Board has approved in connection with the Recapitalization, the Preferred Redemption or the Business Combination as of the date of this Agreement.
Section 6.06   Reimbursement for Expenses.   The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement. The Members acknowledge and agree that, upon consummation of the Business Combination, the Manager’s Class A Common Stock will be publicly traded and, therefore, the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including all fees, expenses and costs associated with the Business Combination and all fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, Stock Exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence. In the event that shares of Class A Common Stock are sold to underwriters in the Business Combination (or in any subsequent public offering) at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to the public in the Business Combination (or in such subsequent public offering, as applicable) after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (such difference, the “Discount”), (a) the Manager shall be deemed to have contributed to the Company in exchange for newly issued Common Units the full amount for which such shares of Class A Common Stock were sold to the public and (b) the Company shall be deemed to have paid the Discount as an expense. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts. Notwithstanding the foregoing, the Company shall not bear any income tax obligations of the Manager or any payments made pursuant to the Tax Receivable Agreement.
Section 6.07   Delegation of Authority.   The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including chief executive officer, president, chief financial officer, chief operating officer, general counsel, senior vice president, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons which may be amended, restated or otherwise modified from time to time. Any number of titles may be held by the same individual. The salaries or other compensation, if any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.
Section 6.08   Limitation of Liability of Manager.
(a)   Except as otherwise provided herein or in an agreement entered into by such Person and the Company, neither the Manager nor any of the Manager’s Affiliates or Manager’s officers, employees or other agents shall be liable to the Company, to any Member that is not the Manager or to any other Person bound by this Agreement for any act or omission performed or omitted by the Manager in its capacity as the sole managing member of the Company pursuant to authority granted to the Manager by this Agreement; provided however that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s willful misconduct or knowing violation of Law or for any present or future material breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the Other Agreements with the Company. The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The Manager shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Manager in good faith reliance on such advice shall in no event subject the Manager to liability to the Company or any Member that is not the Manager.
(b)   To the fullest extent permitted by applicable Law, whenever this Agreement or any other agreement contemplated herein provides that the Manager shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Company or any Member that is not the Manager, the Manager shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles, notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise.
(c)   To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company, other Members or any other Person.
(d)   To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in its “good faith” or under another express standard, the Manager shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, notwithstanding any provision of this Agreement or duty otherwise, existing at Law or in equity, and, notwithstanding anything contained herein to the contrary, so long as the Manager acts in good faith or in accordance with such other express standard, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or impose liability upon the Manager or any of the Manager’s Affiliates and shall be deemed approved by all Members.
Section 6.09   Investment Company Act.   The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.
ARTICLE VII
RIGHTS AND OBLIGATIONS OF MEMBERS AND MANAGER
Section 7.01   Limitation of Liability and Duties of Members.
(a)   Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member or Manager shall be obligated personally for any such debts, obligations, contracts or liabilities of the Company solely by reason of being a Member or the Manager (except to the extent and under the circumstances set forth in any non-waivable provision of the Delaware Act). Notwithstanding anything contained herein to the contrary, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.
(b)   In accordance with the Delaware Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Articles IV or XIV shall be deemed a return of money or other property paid or distributed in violation of the Delaware Act. The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Delaware Act, and, to the fullest extent permitted by Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person, unless such distribution was made by the Company to its Members in clerical error. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.
(c)   To the fullest extent permitted by applicable Law, including Section 18-1101(c) of the Delaware Act, and notwithstanding any other provision of this Agreement (but subject, and without limitation, to Section 6.08 with respect to the Manager) or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, the parties hereto hereby agree that to the extent that any Member (other than the Manager in its capacity as such) (or any Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Unit or to any other

Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any; provided, however, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement.
Section 7.02   Lack of Authority.   No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law and this Agreement.
Section 7.03   No Right of Partition.   No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any property of the Company, or the right to own or use particular or individual assets of the Company.
Section 7.04   Indemnification.
(a)   Subject to Section 5.09, the Company hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under applicable Law, as the same now exists or may hereafter be amended, substituted or replaced (but, to the fullest extent permitted by Law, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Member or an Affiliate thereof (other than as a result of an ownership interest in the Corporation) or is or was serving as the Manager or a director, officer, employee or other agent of the Manager, or a director, manager, Officer, employee, Partnership Representative or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided however that, no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in Other Agreements with the Company. Reasonable expenses, including out-of-pocket attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.
(b)   The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.
(c)   The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 7.04(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.04. The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.
(d)   The indemnification and advancement of expenses provided for in this Section 7.04 shall be provided out of and to the extent of Company assets only. No Member (unless such Member otherwise agrees in writing or is found in a non-appealable decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company. The Company (i) shall be the primary indemnitor of first resort for such Indemnified Person pursuant to this Section 7.04 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Indemnified Person which are addressed by this Section 7.04.
(e)   If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law.
Section 7.05   Inspection Rights.   The Company shall permit each Member and each of its designated representatives at such Member’s sole cost and expense to examine the books and records of the Company or any of its Subsidiaries at the principal office of the Company or such other location as the Manager shall reasonably approve during normal business hours and upon reasonable notice for any purpose reasonably related to such Member’s Units.
ARTICLE VIII
BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS
Section 8.01   Records and Accounting.   The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles IV and V and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.
Section 8.02   Fiscal Year.   The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be required or established by the Manager.
ARTICLE IX
TAX MATTERS
Section 9.01   Preparation of Tax Returns.   The Manager shall arrange for the preparation and timely filing of all tax returns required to be filed by the Company. The Manager shall use reasonable efforts to furnish, within 180 days of the close of each Taxable Year, to each Member a completed IRS Schedule K-l (and any comparable state or local income tax form) and such other information as is reasonably requested by such Member relating to the Company that is necessary for such Member to comply with its tax reporting obligations. Subject to the terms and conditions of this Agreement and except as otherwise provided in this Agreement, in its capacity as Partnership Representative, the Corporation shall have the authority to prepare the tax returns of the Company using such permissible methods and elections as it determines in its reasonable discretion, including the use of any permissible method under Section 706 of the Code for purposes of determining the varying Units of its Members. Each Member shall furnish to the Company all pertinent information in its possession that is reasonably requested by the Company and is necessary to enable the Company’s tax returns to be timely prepared and filed. Each Member further agrees that such Member shall not treat any Company item inconsistently on such Member’s tax return with the treatment of the item on the Company’s tax return or other information furnished to such Member relating to the Company for such Member to comply with its tax reporting obligations.

Section 9.02   Tax Elections.   The Taxable Year shall be the Fiscal Year set forth in Section 8.02, unless otherwise required by Section 706 of the Code. The Manager shall cause the Company and each of its Subsidiaries that is treated as a partnership for U.S. federal income tax purposes to have in effect an election pursuant to Section 754 of the Code (or any similar provisions of applicable state, local or foreign tax Law) for each Taxable Year. The Manager shall take commercially reasonable efforts to cause each Person in which the Company owns a direct or indirect equity interest (other than a Subsidiary) that is so treated as a partnership to have in effect any such election for each Taxable Year. Each Member will upon request supply any information reasonably necessary to give proper effect to any such elections.
Section 9.03   Tax Controversies.   The Manager shall cause the Company to take all necessary actions required by Law to designate the Corporation (or any other Person selected by the Manager) as the “tax matters partner” of the Company within the meaning of Section 6231 of the Code (as in effect prior to repeal of such section pursuant to the Revised Partnership Audit Provisions) with respect to any Taxable Year beginning on or before December 31, 2017 (and to the extent applicable for state and local tax purposes). The Manager shall further cause the Company to take all necessary actions required by Law to designate the Corporation (or any other Person selected by the Manager) as the “partnership representative” of the Company as provided in Section 6223(a) of the Code (and similar provisions of state, local and other Law) with respect to any Taxable Year of the Company beginning after December 31, 2017, and if the “partnership representative” is an entity, the Manager is hereby authorized to designate an individual to be the sole individual through which such entity “partnership representative” will act (in such capacities, collectively, the “Partnership Representative”). The Company and the Members shall cooperate fully with each other and shall use reasonable best efforts to cause the Corporation (or such other Person selected by the Manager, or its designated individual, as applicable) to become the Partnership Representative with respect to any taxable period of the Company with respect to which the statute of limitations has not yet expired (and causing any tax matters partner, partnership representative or designated individual designated prior to the Effective Date to resign, be revoked or replaced, as applicable), including (as applicable) by filing certifications pursuant to Treasury Regulations Section 301.6231(a)(7)-1(d) and completing IRS Form 8970 or any other form or certificate required pursuant to Treasury Regulation Section 301.6223-1(e)(1). The Partnership Representative shall have the right and obligation to take all actions authorized and required by the Code and other applicable tax Law for the Partnership Representative and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including any resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and the Partnership Representative and to do or refrain from doing any or all things reasonably requested by the Company or the Partnership Representative with respect to the conduct of such proceedings. Without limiting the generality of the foregoing, with respect to any audit or other proceeding, the Partnership Representative shall be entitled to cause the Company (and any of its Subsidiaries) to make any available elections pursuant to Section 6226 of the Code (and similar provisions of state, local and other Law), and the Members shall cooperate to the extent reasonably requested by the Company in connection therewith. Each Member acknowledges that any action taken by the Partnership Representative in its capacity as such shall be binding upon such Member and that such Member shall not independently act with respect to any administrative or judicial proceeding affecting the Company. The Company shall reimburse the Partnership Representative for all reasonable out-of-pocket expenses incurred by the Partnership Representative, including reasonable fees of any professional attorneys, in carrying out its duties as the Partnership Representative. The provisions of this Article IX shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the dissolution, liquidation, winding up and termination of the Company, and shall remain binding on each Member for the period of time necessary to resolve all tax matters relating to the Company, and shall be subject to the provisions of the Tax Receivable Agreement, as applicable. With respect to any tax audit or other proceeding for any taxable year of the Company that ends prior to or includes the Effective Date, the Company shall make (and the Partnership Representative shall cause the Company to make) a “push out” election under Section 6226 of the Code (or any comparable provision of state, local, or non-U.S. law) to the extent available under applicable law.

ARTICLE X
RESTRICTIONS ON TRANSFER OF UNITS; CERTAIN TRANSACTIONS
Section 10.01   Transfers by Members.   No holder of Units shall Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Sections 10.02 and 10.09 or (b) approved in advance and in writing by the Manager (through a majority of its directors who are disinterested), in the case of Transfers by any Member other than the Manager, or (c) in the case of Transfers by the Manager, to any Person who succeeds to the Manager in accordance with Section 6.04. Notwithstanding the foregoing, “Transfer” shall not include (i) an event that terminates the existence of a Member for income tax purposes (including a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member), but that does not terminate the existence of such Member under applicable state Law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Units of such trust that is a Member) or (ii) any indirect Transfer of Units held by the Manager by virtue of any Transfer of Equity Securities in the Corporation.
Section 10.02   Permitted Transfers.   The restrictions contained in Section 10.01 shall not apply to any of the following Transfers (each, a “Permitted Transfer” and each transferee, a “Permitted Transferee”): (a)(i) a Transfer pursuant to a Redemption or Direct Exchange in accordance with Article XI hereof or (ii) a Transfer by a Member to the Corporation or any of its Subsidiaries, or (b) a Transfer to an Affiliate of such Member or pursuant to applicable laws of descent and distribution or among such Member’s Family Group; provided that, (x) Units may not be Transferred to a Member’s spouse in connection with a divorce proceeding and (y) such Member retains exclusive voting control of the Units Transferred; provided however that, (1) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, and (2) in the case of the foregoing clause (b), the Permitted Transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement, and prior to such Transfer the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed Permitted Transferee. In the case of a Permitted Transfer of any Common Units by any Member that is authorized to hold Class B Common Stock in accordance with the Corporation’s certificate of incorporation to a Permitted Transferee in accordance with this Section 10.02, such Member (or any subsequent Permitted Transferee of such Member) shall also transfer a number of shares of Class B Common Stock equal to the number of Common Units that were transferred by such Member (or subsequent Permitted Transferee) in the transaction to such Permitted Transferee. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).
Section 10.03   Legend.   The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or if an exemption from such registration is then available with respect to such sale. To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units shall be stamped or otherwise imprinted with a legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED ON      , AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF AUTHENTIC BRANDS LLC, AS IT MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, OR OTHERWISE MODIFIED FROM TIME TO TIME, AND AUTHENTIC BRANDS LLC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY AUTHENTIC BRANDS LLC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates (if any) evidencing Units. The legend set forth above shall be removed from the certificates (if any) evidencing any Units which cease to be Units in accordance with the definition thereof.
Section 10.04   Transfer.   Prior to Transferring any Units, the Transferring holder of Units shall cause the prospective Permitted Transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate to which the transferor was a party (collectively, the “Other Agreements”) by executing and delivering to the Company counterparts of this Agreement and any applicable Other Agreements.
Section 10.05   Assignee’s Rights.
(a)   The Transfer of a Unit in accordance with this Agreement shall be effective as of the date of such Transfer (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company. Profits, Losses and other items of the Company shall be allocated between the transferor and the transferee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the Manager. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made on or after such date shall be paid to the Assignee.
(b)   Unless and until an Assignee becomes a Member pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided however that, without relieving the Transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein by which a Member would be bound on account of the Assignee’s Units (including the obligation to make Capital Contributions on account of such Units).
Section 10.06   Assignor’s Rights and Obligations.   Any Member who shall Transfer any Unit in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units or other interest (it being understood, however, that the applicable provisions of Sections 6.08 and 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (a) such Transferring Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units, and (b) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units in the Company from any liability of such Member to the Company with respect to such Units that may exist as of the Admission Date or that is otherwise specified in the Delaware Act or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the Other Agreements with the Company.
Section 10.07   Overriding Provisions.
(a)   Any Transfer or attempted Transfer of any Units in violation of this Agreement (including any prohibited indirect Transfers) shall be, to the fullest extent permitted by applicable law, null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Agreement shall not become a Member and shall not have any other rights in or with respect to any rights of a Member of the Company with respect to the applicable Units. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X.
(b)   Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01 and Article XI and Article XII, but excluding Section 10.11), in no event shall any Member Transfer any Units to the extent such Transfer would:

(i)   result in the violation of the Securities Act, or any other applicable federal, state or foreign Laws;
(ii)   cause an assignment under the Investment Company Act;
(iii)   in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any obligation under any Credit Agreement to which the Company or the Manager is a party; provided that, the payee or creditor to whom the Company or the Manager owes such obligation is not an Affiliate of the Company or the Manager;
(iv)   be a Transfer to a Person who is not legally competent or who has not achieved his or her majority of age under applicable Law (excluding trusts for the benefit of minors);
(v)   cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or any successor provision thereto under the Code; or
(vi)   result in the Company having more than 100 partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)).
(c)   Notwithstanding anything contained herein to the contrary, in no event shall any Member that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code Transfer any Units, unless such Member and the transferee have delivered to the Company, in respect of the relevant Transfer, written evidence that all required withholding under Section 1446(f) of the Code will have been done and duly remitted to the applicable taxing authority or duly executed certifications (prepared in accordance with the applicable Treasury Regulations or other authorities) of an exemption from such withholding.
Section 10.08   Spousal Consent.   In connection with the execution and delivery of this Agreement, any Member who is a natural person will deliver to the Company an executed consent from such Member’s spouse (if any) in the form of Exhibit B-l attached hereto or a Member’s spouse confirmation of separate property in the form of Exhibit B-2 attached hereto. If, at any time subsequent to the date of this Agreement such Member becomes legally married (whether in the first instance or to a different spouse), such Member shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit B-l or Exhibit B-2 attached hereto. Such Member’s non-delivery to the Company of an executed consent in the form of Exhibit B-l or Exhibit B-2 at any time shall constitute such Member’s continuing representation and warranty that such Member is not legally married as of such date.
Section 10.09   Certain Transactions with respect to the Corporation.
(a)   In connection with a Change of Control Transaction, the Manager shall have the right, in its sole discretion, to require each Member to effect a Redemption of all or a portion of such Member’s Units together with an equal number of shares of Class B Common Stock, pursuant to which such Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock (or economically equivalent cash or securities of a successor entity), mutatis mutandis, in accordance with the Redemption provisions of Article XI (applied for this purpose as if the Corporation had delivered an Election Notice that specified a Share Settlement with respect to such Redemption) and otherwise in accordance with this Section 10.09(a) (it being understood that the Corporation may elect a Direct Exchange in connection with the foregoing, and the remaining provisions of this Section 10.09(a) shall apply, mutatis mutandis, with respect to such Direct Exchange). Any such Redemption pursuant to this Section 10.09(a) shall be effective immediately prior to the consummation of such Change of Control Transaction (and, for the avoidance of doubt, shall be contingent upon the consummation of such Change of Control Transaction and shall not be effective if such Change of Control Transaction is not consummated) (the date of such Redemption pursuant to this Section 10.09(a), the “Change of Control Date”). From and after the Change of Control Date, (i) the Units and any shares of Class B Common Stock subject to such Redemption shall be deemed to be transferred to the Corporation on the Change of Control Date and (ii) each such Member shall cease to have any rights with respect to the

Units and any shares of Class B Common Stock subject to such Redemption (other than the right to receive shares of Class A Common Stock (or economically equivalent cash or equity securities in a successor entity) pursuant to such Redemption). In the event the Manager desires to initiate the provisions of this Section 10.09, the Manager shall provide written notice of an expected Change of Control Transaction to all Members within the earlier of (x) five Business Days following the execution of an agreement with respect to such Change of Control Transaction and (y) ten Business Days before the proposed date upon which the contemplated Change of Control Transaction is to be effected, including in such notice such information as may reasonably describe the Change of Control Transaction, subject to Law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for shares of Class A Common Stock in the Change of Control Transaction and any election with respect to types of consideration that a holder of shares of Class A Common Stock, as applicable, shall be entitled to make in connection with a Change of Control Transaction (which election shall be available to each Member on the same terms as holders of shares of Class A Common Stock). Following delivery of such notice and on or prior to the Change of Control Date, the Members shall take all actions reasonably requested by the Corporation to effect such Redemption in accordance with the terms of Article XI, including taking any action and delivering any document required pursuant to this Section 10.09(a) to effect such Redemption. Notwithstanding the foregoing, in the event the Manager requires the Members to exchange less than all of their outstanding Units (and to surrender a corresponding number of shares of Class B Common Stock for cancellation), each Member’s participation in the Change of Control Transaction shall be reduced pro rata.
(b)   In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization, or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the Corporate Board or is otherwise effected or to be effected with the consent or approval of the Corporate Board, the Manager shall provide written notice of the Pubco Offer to all Members within the earlier of (i) five Business Days following the execution of an agreement (if applicable) with respect to, or the commencement of (if applicable), such Pubco Offer and (ii) ten Business Days before the proposed date upon which the Pubco Offer is to be effected, including in such notice such information as may reasonably describe the Pubco Offer, subject to Law, including the date of execution of such agreement (if applicable) or of such commencement (if applicable), the material terms of such Pubco Offer, including the amount and types of consideration to be received by holders of shares of Class A Common Stock in the Pubco Offer, any election with respect to types of consideration that a holder of shares of Class A Common Stock, as applicable, shall be entitled to make in connection with such Pubco Offer, and the number of Units (and the corresponding shares of Class B Common Stock) held by such Member that is applicable to such Pubco Offer. The Members (other than the Manager) shall be permitted to participate in such Pubco Offer by delivering a written notice of participation that is effective immediately prior to the consummation of such Pubco Offer (and that is contingent upon consummation of such offer), and shall include such information necessary for consummation of such offer as requested by the Corporation. In the case of any Pubco Offer that was initially proposed by the Corporation, (x) the Corporation shall use reasonable best efforts to enable and permit the Members (other than the Manager) to participate in such transaction to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock, and to enable such Members to participate in such transaction without being required to exchange Units or shares of Class B Common Stock prior to the consummation of such transaction and (y) to the extent that the Members (other than the Manager) choose to participate in such transaction, then such Members shall take all actions reasonably necessary to effectuate their participation in such transaction, including, without limitation, exercising their respective Redemption Rights. For the avoidance of doubt, in no event shall Members be entitled to receive in such Pubco Offer aggregate consideration for each Common Unit that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Pubco Offer (it being understood that payments under or in respect of the Tax Receivable Agreement shall not be considered part of any such consideration).
(c)   In the event that a transaction or proposed transaction constitutes both a Change of Control Transaction and a Pubco Offer, the provisions of Section 10.09(a) shall take precedence over the provisions of Section 10.09(b) with respect to such transaction, and the provisions of Section 10.09(b)

shall be subordinate to provisions of Section 10.09(a), and may only be triggered if the Manager elects to waive the provisions of Section 10.09(a).
Section 10.10   Unvested Common Units.   With respect to any shares of Class B Common Stock corresponding to Common Units which remain subject to vesting conditions in accordance with any applicable Equity Plan or Individual Award Agreement, the Member holding such shares of Class B Common Stock shall abstain from voting any such shares of Class B Common Stock with respect to any matter to be voted on or considered by the stockholders of the Corporation at any annual or special meeting of the stockholders of the Corporation or action by written consent of the stockholders of the Corporation unless and until such time as such Common Units have vested in accordance with the applicable Equity Plan or Individual Award Agreement.
Section 10.11   Incentive Unit Exchange.   Notwithstanding anything contained in this Article X to the contrary, each holder of Incentive Units shall be entitled during the [five]-day period immediately following the end of any fiscal quarter from and after the Effective Date, upon the terms and subject to the conditions hereof, to surrender vested Incentive Units to the Company in exchange for the delivery to such holder a number of Common Units that is equal to the product of (x) the number of vested Incentive Units surrendered and (y) the Incentive Unit Exchange Rate (such exchange, an “Incentive Unit Exchange”), which newly issued Common Units may be exchanged in a Redemption or Direct Exchange pursuant to and in accordance with Article XI. Any such Incentive Unit Exchange shall be effected in compliance with reasonable policies that the Manager may adopt or promulgate from time to time in its sole discretion. In addition, notwithstanding anything contained herein to the contrary, upon a Change of Control Transaction, all outstanding Incentive Units shall automatically be exchanged for a number of Common Units that is equal to the product of (x) the number of vested Incentive Units surrendered and (y) the Incentive Unit Exchange Rate, which newly issued Common Units may be exchanged in a Redemption or Direct Exchange pursuant to and in accordance with Article XI.
ARTICLE XI
REDEMPTION AND DIRECT EXCHANGE RIGHTS
Section 11.01   Redemption Right of a Member.
(a)   Each Member (other than the Corporation and its Subsidiaries) shall be entitled to cause the Company to redeem (a “Redemption”) all or any portion of its Common Units (excluding, for the avoidance of doubt, any Common Units that are subject to vesting conditions or the Transfer of which is prohibited pursuant to Sections 10.07(b) or 10.07(c) of this Agreement) in whole or in part (the “Redemption Right”) at any time and from time to time following the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to such Member. A Member desiring to exercise its Redemption Right (each, a “Redeeming Member”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Company with a copy to the Corporation. The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeeming Member intends to have the Company redeem and a date, not less than three Business Days nor more than ten Business Days after delivery of such Redemption Notice (unless and to the extent that the Manager in its sole discretion agrees in writing to waive such time periods), on which exercise of the Redemption Right shall be completed (the “Redemption Date”); provided that, the Company, the Corporation and the Redeeming Member may change the number of Redeemed Units or the Redemption Date specified in such Redemption Notice to another number or date by mutual agreement signed in writing by each of them; provided further that, in the event the Corporation elects a Share Settlement, the Redemption may be conditioned (including as to timing) by the Redeeming Member on the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued in connection with such proposed Redemption. Subject to Section 11.03 and unless the Redeeming Member timely has delivered a Retraction Notice as provided in Section 11.01(c) or has revoked or delayed a Redemption as provided in Section 11.01(d), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date):
(i)   the Redeeming Member shall Transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units to the Company (including any certificates representing the Redeemed Units if they are certificated), and (y) a number of shares of Class B Common Stock

(together with any Corresponding Rights) equal to the number of Redeemed Units to the Corporation, to the extent applicable;
(ii)   the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 11.01(b), and (z) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units; and
(iii)   the Corporation shall cancel and retire for no consideration the shares of Class B Common Stock (together with any Corresponding Rights) that were Transferred to the Corporation pursuant to Section 11.01(a)(i)(y) above.
(b)   The Corporation shall have the option (as determined solely by the Corporate Board), as provided in Section 11.02, to elect to have the Redeemed Units be redeemed in consideration for either a Share Settlement or a Cash Settlement; provided that, for the avoidance of doubt, the Corporation may elect to have the Redeemed Units be redeemed in consideration for a Cash Settlement solely in connection with the Corporation’s completion of a substantially concurrent public offering or private sale of shares of Class A Common Stock within ten (10) Business Days of the delivery of a Redemption Notice. For the avoidance of doubt, the Company shall have no obligation to effect a Cash Settlement that exceeds the cash raised by the Corporation from the Corporation’s offering or sale of shares of Class A Common Stock referenced in this Section 11.01(b). The Corporation shall give written notice (the “Election Notice”) to the Company (with a copy to the applicable Redeeming Member) of such election within two Business Days of receiving the Redemption Notice; provided that, if the Corporation does not timely deliver an Election Notice, the Corporation shall be deemed to have elected the Share Settlement method. If the Corporation elects a Share Settlement (including in connection with a Direct Exchange pursuant to Section 11.03), the Corporation shall deliver or cause to be delivered the number of shares of Class A Common Stock deliverable upon such Share Settlement as promptly as practicable (but not later than three Business Days) after the Redemption Date, at the offices of the then-acting registrar and transfer agent of the shares of Class A Common Stock (or, if there is no then-acting registrar and transfer agent of Class A Common Stock, at the principal executive offices of the Corporation), registered in the name of the relevant Redeeming Member (or in such other name as is requested in writing by the Redeeming Member), in certificated or uncertificated form, as determined by the Corporation; provided that, to the extent the shares of Class A Common Stock are settled through the facilities of The Depository Trust Company, upon the written instruction of the Redeeming Member set forth in the Redemption Notice, the Corporation shall use its commercially reasonable efforts to deliver the shares of Class A Common Stock deliverable to such Redeeming Member through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Redeeming Member by no later than the close of business on the Business Day immediately following the Redemption Date.
(c)   In the event the Corporation elects the Cash Settlement in connection with a Redemption, the Redeeming Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) within three Business Days of delivery of the Election Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeeming Member’s, the Company’s and the Corporation’s rights and obligations under this Section 11.01 arising from the Redemption Notice.
(d)   In the event the Corporation elects a Share Settlement in connection with a Redemption, a Redeeming Member shall be entitled to revoke its Redemption Notice or delay the consummation of a Redemption if any of the following conditions exists:
(i)   any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Redeeming Member at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective;

(ii)   the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption;
(iii)   the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeeming Member to have its Class A Common Stock registered at or immediately following the consummation of the Redemption;
(iv)   the Redeeming Member is in possession of any material non-public information concerning the Corporation, the receipt of which results in such Redeeming Member being prohibited or restricted from selling Class A Common Stock at or immediately following the Redemption without disclosure of such information (and the Corporation does not permit disclosure of such information);
(v)   any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be registered by such Redeeming Member at or immediately following the Redemption shall have been issued by the SEC;
(vi)   there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded;
(vii)   there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption;
(viii)   the Corporation shall have failed to comply in all material respects with its obligations under the Investor Rights Agreement, and such failure shall have affected the ability of such Redeeming Member to consummate the resale of Class A Common Stock to be received upon such Redemption pursuant to an effective registration statement; or
(ix)   the Redemption Date would occur three Business Days or less prior to, or during, a Black-Out Period.
If a Redeeming Member delays the consummation of a Redemption pursuant to this Section 11.01(d), the Redemption Date shall occur on the fifth Business Day following the date on which the condition(s) giving rise to such delay cease to exist (or such earlier day as the Corporation, the Company and such Redeeming Member may agree in writing).
(e)   The number of shares of Class A Common Stock (or Redeemed Units Equivalent, if applicable) (together with any Corresponding Rights) applicable to any Share Settlement or Cash Settlement shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided however that, if a Redeeming Member causes the Company to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeeming Member shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeeming Member Transferred and surrendered the Redeemed Units to the Company prior to such date; provided further that, a Redeeming Member shall be entitled to receive any and all Tax Distributions that such Redeeming Member otherwise would have received in respect of income allocated to such Member for the portion of any Fiscal Year irrespective of whether such Tax Distribution(s) are declared or made after the Redemption Date.
(f)   In the case of a Share Settlement, in the event a reclassification or other similar transaction occurs following delivery of a Redemption Notice, but prior to the Redemption Date, as a result of which shares of Class A Common Stock are converted into another security, then a Redeeming Member shall be entitled to receive the amount of such other security (and, if applicable, any Corresponding Rights) that the Redeeming Member would have received if such Redemption Right had been exercised and the Redemption Date had occurred immediately prior to the record date of such reclassification or other similar transaction.

(g)   Restricted Units are not permitted to be treated as Redeemed Units under this Agreement, and in no event shall the Company or the Corporation effect a Redemption or Direct Exchange, respectively, of a Restricted Unit unless and until a Vesting Event and Conversion Date has occurred with respect to such Restricted Unit and it has been converted to a Common Unit in accordance with the terms hereof.
(h)   Notwithstanding anything to the contrary contained herein, neither the Company nor the Corporation shall be obligated to effectuate a Redemption if such Redemption could (as determined in the sole discretion of the Manager) cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or successor provisions of the Code.
Section 11.02   Election and Contribution of the Corporation.   Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 11.01(c), or has revoked or delayed a Redemption as provided in Section 11.01(d), subject to Section 11.03 on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date), (a) the Corporation shall make a Capital Contribution to the Company (in the form of the Share Settlement or the Cash Settlement, as determined by the Corporation in accordance with Section 11.01(b)) and (b) the Company shall issue to the Corporation a number of Common Units equal to the number of Redeemed Units surrendered by the Redeeming Member. Notwithstanding any other provisions of this Agreement to the contrary, but subject to Section 11.03, in the event that the Corporation elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Company an amount in respect of such Cash Settlement equal to the Redeemed Units Equivalent with respect to such Cash Settlement, which in no event shall exceed the amount actually paid by the Company to the Redeeming Member as the Cash Settlement. The timely delivery of a Retraction Notice shall terminate all of the Company’s and the Corporation’s rights and obligations under this Section 11.02 arising from the Redemption Notice.
Section 11.03   Direct Exchange Right of the Corporation.
(a)   Notwithstanding anything to the contrary in this Article XI (save for the limitations set forth in Section 11.01(b) regarding the Corporation’s option to select the Share Settlement or the Cash Settlement, and without limitation to the rights of the Members under Section 11.01, including the right to revoke a Redemption Notice), the Corporation may, in its sole and absolute discretion (as determined solely by a majority of its directors who are disinterested) (subject to the timing limitations set forth on such discretion in Section 11.01(b)), elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or the Cash Settlement, as the case may be, through a direct exchange of such Redeemed Units and the Share Settlement or the Cash Settlement, as applicable, between the Redeeming Member and the Corporation (a “Direct Exchange”) (rather than contributing the Share Settlement or the Cash Settlement, as the case may be, to the Company in accordance with Section 11.02 for purposes of the Company redeeming the Redeemed Units from the Redeeming Member in consideration of the Share Settlement or the Cash Settlement, as applicable). Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units.
(b)   The Corporation may, at any time prior to a Redemption Date (including after delivery of an Election Notice pursuant to Section 11.01(b)), deliver written notice (an “Exchange Election Notice”) to the Company and the Redeeming Member setting forth its election to exercise its right to consummate a Direct Exchange; provided that, such election is subject to the limitations set forth in Section 11.01(b) and does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by the Corporation at any time; provided that, any such revocation does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. The right to consummate a Direct Exchange in all events shall be exercisable for all of the Redeemed Units that would have otherwise been subject to a Redemption.
(c)   Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice and as follows:

(i)   the Redeeming Member shall transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units and (y) a number of shares of Class B Common Stock (together with any Corresponding Rights) equal to the number of Redeemed Units, to the extent applicable, in each case, to the Corporation;
(ii)   the Corporation shall (x) issue or pay to the Redeeming Member the Share Settlement or the Cash Settlement, as applicable, and (y) cancel and retire for no consideration the shares of Class B Common Stock (together with any Corresponding Rights) that were Transferred to the Corporation pursuant to Section 11.03(c)(i)(y) above; and
(iii)   the Company shall (x) register the Corporation as the owner of the Redeemed Units and (y) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to Section 11.03(c)(i)(x) and the Redeemed Units, and issue to the Corporation a certificate for the number of Redeemed Units.
Section 11.04   Reservation of shares of Class A Common Stock; Listing; Certificate of the Corporation.
(a)   At all times the Corporation shall reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Share Settlement in connection with a Redemption or Direct Exchange, such number of shares of Class A Common Stock as shall be issuable upon any such Share Settlement pursuant to a Redemption or Direct Exchange; provided that, nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Share Settlement pursuant to a Redemption or Direct Exchange by delivery of purchased Class A Common Stock (which may or may not be held in the treasury of the Corporation) or by way of Cash Settlement. The Corporation shall deliver Class A Common Stock that has been registered under the Securities Act with respect to any Share Settlement pursuant to a Redemption or Direct Exchange to the extent a registration statement is effective and available with respect to such shares; provided that, all such unregistered shares of Class A Common Stock (if any) shall be entitled to the registration rights set forth in the Investor Rights Agreement if the holders thereof are party to the Investor Rights Agreement and have such rights thereunder. The Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon any such Share Settlement pursuant to a Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Share Settlement pursuant to a Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws). The Corporation covenants that all shares of Class A Common Stock issued in connection with a Share Settlement pursuant to a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable. The provisions of this Article XI shall be interpreted and applied in a manner consistent with any corresponding provisions of the Corporation’s certificate of incorporation (if any).
(b)   Prior to any Redemption or Direct Exchange effected pursuant to this Agreement, the Corporation shall take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, the Corporation of equity securities of the Corporation (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of the Corporation, including any director by deputization. The authorizing resolutions shall be approved by either the Corporate Board or a committee thereof composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of the Corporation with the authorizing resolutions specifying the name of each such director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement.
Section 11.05   Effect of Exercise of Redemption or Direct Exchange.   This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange by a Member and all rights set forth herein shall continue in effect with respect to the remaining Members and, to the extent the Redeeming Member has a remaining Unit following such Redemption or Direct Exchange, the Redeeming Member. No Redemption or Direct Exchange shall relieve a Redeeming Member, the Company or the Corporation of any prior breach of this Agreement by such Redeeming Member, the Company or the Corporation.
Section 11.06   Tax Treatment.   Unless otherwise required by applicable Law, the parties hereto acknowledge and agree that a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeeming Member for U.S. federal and applicable state and local income tax purposes. The Redeeming Member shall reasonably cooperate with the Company and the Corporation in connection with any Redemption or Direct Exchange to ensure that the requirements of Sections 1445 and 1446(f) of the Code or successor provisions of the Code are satisfied (as determined by the Manager) prior to the Redemption Date.
ARTICLE XII
ADMISSION OF MEMBERS
Section 12.01   Substituted Members.   Subject to the provisions of Article X hereof, in connection with the Permitted Transfer of a Unit hereunder, the Permitted Transferee shall become a Substituted Member on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company, including the Schedule of Members.
Section 12.02   Additional Members.   Subject to the provisions of Article X hereof, any Person that is not a Member as of the Effective Date may be admitted to the Company as an additional Member (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) duly executed Joinder and counterparts to any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as may reasonably be requested by the Manager). Such admission shall become effective on the date on which the Manager determines in its sole discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company, including the Schedule of Members.
ARTICLE XIII
WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS
Section 13.01   Withdrawal and Resignation of Members.   Except in the event of Transfers pursuant to Section 10.06 and the Manager’s right to resign pursuant to Section 6.03, no Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to Article XIV.   Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to Article XIV, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIV, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member.
ARTICLE XIV
DISSOLUTION AND LIQUIDATION
Section 14.01   Dissolution.   The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal, removal, dissolution, bankruptcy or resignation of a Member. The Company shall dissolve, and its affairs shall be wound up, upon:
(a)   the decision of the Manager together with the written approval of the Members holding a majority of the Common Units to dissolve the Company (excluding for purposes of such calculation the Corporation and all Common Units held directly or indirectly by it);
(b)   a dissolution of the Company under Section 18-801(4) of the Delaware Act, unless the Company is continued without dissolution pursuant thereto;

(c)   the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act; or
(d)   the termination of the legal existence of the last remaining Member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining Member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act.
Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence. An Event of Withdrawal shall not in and of itself cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.
Section 14.02   Winding up.   Subject to Section 14.05, on dissolution of the Company, the Manager shall act as liquidating trustee or may appoint one or more Persons as liquidating trustee (each such Person, a “Liquidator”). The Liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as an expense of the Company. Until final distribution, the Liquidators shall, to the fullest extent permitted by applicable Law, continue to operate the properties of the Company with all of the power and authority of the Manager. The steps to be accomplished by the Liquidators are as follows:
(a)   as promptly as possible after dissolution and again after final liquidation, the Liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;
(b)   the Liquidators shall pay, satisfy or discharge from the Company’s funds, or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent, conditional and unmatured liabilities in such amount and for such term as the liquidators may reasonably determine) the following: first, all of the debts, liabilities and obligations of the Company owed to creditors other than the Members in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof), including all expenses incurred in connection with the liquidations; and second, all of the debts, liabilities and obligations of the Company owed to the Members (other than any payments or distributions owed to such Members in their capacity as Members pursuant to this Agreement); and
(c)   following any payments pursuant to the foregoing Section 14.02(b), all remaining assets of the Company shall be distributed to the Members in accordance with Section 4.01(a) by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by 90 days after the date of the liquidation).
The distribution of cash or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below shall constitute a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all of the Company’s property and shall constitute a compromise to which all Members have consented within the meaning of the Delaware Act; provided that, unless and until a Vesting Event has occurred with respect to the Restricted Units (including a Vesting Event as a result of a Change of Control Transaction or liquidation of the Company), and in which case, solely with respect to that portion of the Restricted Units to which such Vesting Event relates, the Restricted Units shall not have any economic rights under this Agreement.
Section 14.03   Deferment; Distribution in Kind.   Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the Liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the Liquidators may, in their sole discretion and the fullest extent permitted by applicable Law, defer for a reasonable time the liquidation of any assets except those necessary to satisfy the Company’s liabilities (other than loans to the Company by any Member(s)) and reserves. Subject to the order of priorities set forth in Section 14.02, the Liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining assets in-kind of the Company in accordance with the provisions of Section 14.02(c), (b) as tenants in common and in accordance with the provisions of Section 14.02(c), undivided interests in all or any portion of such assets of the Company or (c) a combination of the foregoing. Any such Distributions in-kind shall be subject to (y) such conditions relating to the disposition and management of such assets as the Liquidators deem reasonable and equitable and (z) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any assets of the Company distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The Liquidators shall determine the Fair Market Value of any property distributed.
Section 14.04   Cancellation of Certificate.   On completion of the winding up of the Company as provided herein, the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation of the Certificate with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that should be canceled and take such other actions as may be necessary to terminate the existence of the Company. The Company shall continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.
Section 14.05   Reasonable Time for Winding Up.   A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.
Section 14.06   Return of Capital.   The Liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from assets of the Company).
ARTICLE XV
GENERAL PROVISIONS
Section 15.01   Power of Attorney.
(a)   Each Member hereby constitutes and appoints the Manager (or the Liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to:
(i)   execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution, winding up and termination of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, substitution or resignation of any Member pursuant to Article XII or Article XIII; and
(ii)   sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, to effectuate the terms of this Agreement.
(b)   The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member and the transfer of all or any portion of his, her or its Units and shall extend to such Member’s heirs, successors, assigns and personal representatives.
Section 15.02   Confidentiality.
(a)   Each of the Members (other than the Corporation) agrees that, without limiting the applicability of any other agreement to which any Member may be subject, no Member shall directly or indirectly disclose or use (other than solely for the purpose of such Member monitoring and analyzing such Member’s investment made herein) at any time, including use for commercial or proprietary advantage or profit, either during his, her or its association or employment with the Company or thereafter, any Confidential Information of which such Member is or becomes aware. Each Member in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss and theft. “Confidential Information” as used herein includes all nonpublic information concerning the Company or its Subsidiaries including, but not limited to, ideas, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, operating practices and methods, corporate structure, financial and organizational information, analyses, expansion plans, strategic plans, marketing plans, contracts, customer lists or other business documents which the Company treats as confidential, designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to each Member, Confidential Information does not include information or material that: (i) is rightfully in the possession of such Member at the time of disclosure by the Company; (ii) before or after it has been disclosed to such Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of such Member in violation of this Agreement; or (iii) is approved for release by written authorization of the Corporate Board or the Manager, or any other officer designated by the Manager.
(b)   Notwithstanding the foregoing, a Member may disclose Confidential Information to the extent (i) the disclosure is necessary for the Member or the Company’s employees, agents, representatives and advisors to fulfill their duties to the Company pursuant to this Agreement or other written agreements or (ii) the disclosure is required by Law, court order, subpoena or legal process or to comply with the requirements of a state or federal regulatory authority.
(c)   Upon expiration or other termination of a Member’s interest in the Company, that Member may not take any of the Confidential Information, and that Member shall promptly return to the Company all Confidential Information in that Member’s possession or control.
Section 15.03   Amendments.   Except as otherwise contemplated by this Agreement, this Agreement may be amended or modified upon the written consent of the Manager, together with the written consent of the holders of a majority of the Common Units then outstanding (excluding all Common Units held directly or indirectly by the Corporation). Notwithstanding the foregoing, no amendment or modification:
(a)   to this Section 15.03 may be made without the prior written consent of the Manager and the holders of a majority of the Units;
(b)   to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter; and
(c)   to any of the terms and conditions of this Agreement which would (i) reduce the amounts distributable to a Member pursuant to Articles IV and XIV in a manner that is not pro rata with respect to all Members, (ii) increase the liabilities of such Member hereunder, (iii) otherwise adversely affect a holder of Units (with respect to such Units) in a manner disproportionate to any other holder of Units of the same class or series (with respect to such Units) (other than amendments, modifications and waivers necessary to implement the provisions of Article XII) or (iv) adversely affect the rights of any Member under Sections 3.04, 3.05, 7.01 or 7.04 or Articles X or XI, shall be effective against such affected Member or holder of Units, as the case may be, without the prior written consent of the holders a majority of such affected Units, as the case may be.
Notwithstanding any of the foregoing, the Manager may make any amendment (i) of an administrative nature that is necessary in order to implement the substantive provisions hereof, without the consent of any other Member; provided that, any such amendment does not adversely change the rights of the Members hereunder in any respect, (ii) to reflect any changes to the Class A Common Stock or Class B Common Stock or the issuance of any other capital stock of the Corporation, (iii) to issue Units in accordance with Section 3.02(b), (iv) to the extent reasonably necessary or advisable to avoid the Company being treated as a

“publicly traded partnership” or being taxed as a corporation pursuant to Section 7704 of the Code or any successor provision thereto under the Code; provided that, in the case of each of the foregoing clauses and notwithstanding anything herein to the contrary, so long as the Tax Receivable Agreement remains outstanding and in effect, no amendment or modification may be made to this Agreement that is adverse to the TRA Holders without the prior written consent of the Agent (as each such term is defined in the Tax Receivable Agreement) or (v) in accordance with Section 5.08.
Section 15.04   Title to Company Assets.   Company assets shall be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such assets of the Company or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All assets of the Company shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.
Section 15.05   Addresses and Notices.   All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of an electronic transmission (receipt confirmation requested), and shall be directed to the address set forth, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the Company or the sending party.
To the Company:
Authentic Brands LLC
1144 S. 500 W
Salt Lake City, UT 84101
Attn:   Tom Davin, Co-CEO
Email:
tom.davin@blackriflecoffee.com

with a copy (which copy shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn:
Steven V. Napolitano, P.C.
John A. Kaercher, P.C.

Email:
stephen.napolitano@kirkland.com
john.kaercher@kirkland.com

To the Corporation:
Authentic Brands LLC
1144 S. 500 W
Salt Lake City, UT 84101
Attn:   Tom Davin, Co-CEO
Email:
tom.davin@blackriflecoffee.com

with a copy (which copy shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn:
Joshua N. Korff, P.C.
Peter S. Seligson

Email:
joshua.korff@kirkland.com
peter.seligson@kirkland.com

To the Members, as set forth on Schedule 2.

Section 15.06   Binding Effect; Intended Beneficiaries.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
Section 15.07   Creditors.   None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Profits, Losses, Distributions, capital or property of the Company other than as a secured creditor.
Section 15.08   Waiver.   No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.
Section 15.09   Counterparts.   This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.
Section 15.10   Applicable Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT) AND SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. WITHOUT LIMITING THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY AT THE ADDRESS REFERRED TO IN SECTION 15.05 (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT), TOGETHER WITH WRITTEN NOTICE OF SUCH SERVICE TO SUCH PARTY, SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.
Section 15.11   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
Section 15.12   Further Action.   The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 15.13   Execution and Delivery by Electronic Signature and Electronic Transmission.   This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby or entered into by the Company in accordance herewith, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic signature or electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic signature or electronic transmission to execute or deliver a document or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.
Section 15.14   Right of Offset.   Whenever the Company or the Corporation is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company or the Corporation which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 15.14.
Section 15.15   Entire Agreement.   This Agreement, those documents expressly referred to herein (including the Investor Rights Agreement and the Tax Receivable Agreement), any indemnity agreements entered into in connection with the Initial LLC Agreement with any member of the board of directors at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the Initial LLC Agreement is superseded by this Agreement as of the Effective Date and shall be of no further force and effect thereafter.
Section 15.16   Remedies.   Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.
Section 15.17   Descriptive Headings; Interpretation.   The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Third Amended and Restated Limited Liability Company Agreement as of the date first written above.
COMPANY:
AUTHENTIC BRANDS LLC
By:

Name:
Title:
[Signature Page to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

MEMBERS:
BRC INC.
By:

Name:
Title:
By:

Name:
Title:
[Signature Page to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

SCHEDULE 1
SCHEDULE OF PRE-BUSINESS COMBINATION MEMBERS
Member:	Class A Common Units	Class B Common Units	Series A Preferred Units	Incentive Units
[To come.]
[Schedule 1 to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

SCHEDULE 2
SCHEDULE OF MEMBERS
Member:	Common Units	Incentive Units	Restricted Units	Cash Received in the Recapitalization	Contact Information for Notice
[To come.]
[Schedule 2 to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

SCHEDULE 3
INITIAL OFFICERS
Evan Hafer — Chief Executive Officer
Mat Best — Executive Vice President
Tom Davin — Co-Chief Executive Officer
Greg Iverson — Chief Financial Officer
Toby Johnson — Chief Operations Officer
Andrew McCormick — General Counsel and Corporate Secretary
[Schedule 3 to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.
[NAME OF NEW MEMBER]
By:

Name:
Title:
Acknowledged and agreed
as of the date first set forth above:
AUTHENTIC BRANDS LLC
By: BRC Inc., its Managing Member
By:
Name: Title:
[Exhibit A to Third Amended and Restated Limited Liability Company Agreement of Authentic Brands LLC]

ANNEX F
Final Form
FORM OF
TAX RECEIVABLE AGREEMENT
by and among
BRC INC.,
AUTHENTIC BRANDS LLC,
and
THE AGENT
DATED AS OF

F-1

F-2

F-3

TAX RECEIVABLE AGREEMENT
This TAX RECEIVABLE AGREEMENT (this “Agreement”), dated as of                  , is hereby entered into by and among BRC Inc., a Delaware public benefit corporation (the “Corporation”), Authentic Brands LLC, a Delaware limited liability company (the “Company”), and the Agent.
RECITALS
WHEREAS, the Company, which is classified as a partnership for U.S. federal income tax purposes, has issued (and may after the Closing Date issue) limited liability company interests (“Units”) to certain Persons, providing such Persons an interest in the profits and/or losses of and distributions from the Company;
WHEREAS, the Corporation is the managing member of the Company;
WHEREAS, as a result of the Blocker Merger and the Business Combination, the Corporation is expected to obtain or be entitled to certain Tax benefits as further described herein;
WHEREAS, from and after the Closing, under certain circumstances, (i) each TRA Holder will have the right from time to time to require the Company to redeem all or a portion of such member’s Units (together with any corresponding shares of Class B Common Stock) for shares of Class A Common Stock or, at the election of the Corporation, cash, which may be effected by the Corporation effecting a direct exchange of shares of Class A Common Stock or cash for such Units (together with any such corresponding shares of Class B Common Stock), and (ii) the Company may make one or more distributions (including deemed distributions) to its members in respect of their Units that result in a Basis Adjustment (in each case, an “Exchange”), and as a result of any such Exchange, the Corporation is expected to obtain or be entitled to certain Tax benefits as further described herein;
WHEREAS, the Company and each of its direct and indirect Subsidiaries that is treated as a partnership for U.S. federal income tax purposes will have in effect an election under Section 754 of the Internal Revenue Code of 1986, as amended (the “Code”), and any corresponding provisions of state and local Tax law for the Taxable Year that includes the Closing Date and each Taxable Year in which an Exchange (as defined below) occurs, which election is expected to result, with respect to the Corporation, in an adjustment to the Tax basis of the assets owned by the Company and such Subsidiaries in connection with the Business Combination and each Exchange;
WHEREAS, this Agreement is intended to set forth the agreements among the parties hereto regarding the sharing of the Tax benefits realized by the Corporation as a result of (i) the Business Combination, (ii) the Exchanges, and (iii) certain of the payments made pursuant to this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
“Accrued Amount” has the meaning set forth in Section 3.1(b).
“Actual Tax Liability” means, with respect to any Taxable Year, the sum of (a) the actual liability for U.S. federal income Taxes for such Taxable Year of (i) the Corporation and (ii) without duplication, the Company, but only with respect to U.S. federal income Taxes imposed on the taxable income of the Company that is allocable to the Corporation and (b) the product of (i) the actual amount of taxable income for U.S. federal income Tax purposes for such Taxable Year of (A) the Corporation and (B) without duplication, the Company, but only with respect to the taxable income of the Company that is allocable to the Corporation for U.S. federal income Tax purposes multiplied by (ii) the Assumed State and Local Tax Rate for such Taxable

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Year; provided that, to avoid duplication with the calculation of the Assumed State and Local Tax Rate, the foregoing shall be determined assuming deductions of (and other impacts of) state and local Taxes are excluded.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. For purposes of this Agreement, no TRA Holder shall be considered to be an Affiliate of the Corporation or the Company.
“Agent” means [Sterling Partners] or such other Person designated as the Agent pursuant to Section 7.6 or Section 7.17.
“Agreed Rate” means a per annum rate of SOFR plus 100 basis points.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Amended Schedule” has the meaning set forth in Section 2.4(b).
“Assumed State and Local Tax Rate” means, with respect to any Taxable Year, the tax rate equal to the sum of the product of (x) the Company’s income and franchise Tax apportionment factor(s) for each state and local jurisdiction in which the Company files income or franchise Tax Returns for the relevant Taxable Year and (y) the highest corporate income and franchise Tax rate(s) for each such state and local jurisdiction in which the Company files income or franchise Tax Returns for such Taxable Year; provided, that the Assumed State and Local Tax Rate calculated pursuant to the foregoing shall be reduced by the assumed federal income Tax benefit received by the Corporation with respect to state and local jurisdiction income and franchise Taxes (with such benefit calculated as the product of (a) the Corporation’s marginal U.S. federal income tax rate for the relevant Taxable Year and (b) the Assumed State and Local Tax Rate (without regard to this proviso)); provided, further, that if there is a change in applicable Tax law that impacts the federal income Tax benefit received by the Corporation with respect to state and local Taxes, then the Corporation may modify the calculation of the assumed federal income Tax benefit using reasonable estimation methodologies for calculating the portion of any Realized Tax Benefit or Realized Tax Detriment attributable to U.S. state or local Taxes.
“Attributable” has the meaning set forth on Exhibit A.
“Authorized Recipients” has the meaning set forth in Section 7.14.
“Bankruptcy Code” means Title 11 of the United States Code or any other insolvency statute.
“Basis Adjustment” means any adjustment to the Tax basis of a Reference Asset as a result of (a) the Business Combination, (b) an Exchange or (c) the payments made pursuant to this Agreement with respect to the Business Combination or such Exchange (other than to the extent treated as Imputed Interest) (as calculated under Article II), including:
(i)   under Sections 734(b), 743(b), 754 and 755 of the Code (in situations where, following an Exchange, the Company remains classified as a partnership for U.S. federal income tax purposes); and
(ii)   under Sections 732(b), 734(b) and 1012 of the Code and, without duplication, as a result of any basis adjustment to which the Company succeeds, including pursuant to proposed Treasury Regulations Section 1.743-1(g) and any subsequent similar guidance and comparable sections of U.S. state and local income and franchise tax law (in situations where, as a result of one or more Exchanges, the Company or any of the Company’s Subsidiaries becomes an entity that is disregarded as separate from its owner for U.S. federal income tax purposes), and in the case of each of clauses (i) and (ii), comparable sections of state and local Tax laws.
The amount of any Basis Adjustment resulting from the Business Combination shall include any adjustment under Section 734(b) or Section 743(b) of the Code attributable to the applicable Units prior to the Business Combination, and the amount of any Basis Adjustment resulting from an Exchange of Units shall include any adjustment under Section 734(b) or Section 743(b) of the Code attributable to such Units prior to such Exchange (in each case, including comparable sections of state and local Tax laws). For the

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avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest. The amount of any Basis Adjustment shall be determined using the Market Value at the time of the Exchange except, for the avoidance of doubt, to the extent otherwise required by a Determination.
“Beneficial Owner” means, with respect to a security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares:
(i)   voting power, which includes the power to vote, or to direct the voting of, such security and/or
(ii)   investment power, which includes the power to dispose of, or to direct the disposition of, such security.
The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.
“Blocker Basis” means the existing Tax basis in the Reference Assets (including under Sections 734(b), 743(b) and 754 of the Code, including for the avoidance of doubt, Section 1.743-1(h) of the Treasury Regulations and, in each case, the comparable sections of U.S. state and local tax law) determined as of immediately prior to the Blocker Merger that is attributable to Units owned (directly or indirectly) by the Blocker as of immediately prior to the Blocker Merger and directly or indirectly acquired by the Corporation.
“Blocker Basis Schedule” has the meaning set forth in Section 2.2.
“Blocker Corp” means Grand Opal Investment Holdings, Inc., a Delaware corporation.
“Blocker Merger” has the meaning ascribed thereto in the Business Combination Agreement.
“Board” means the board of directors of the Corporation.
“Business Combination” has the meaning ascribed thereto in the Business Combination Agreement.
“Business Combination Agreement” means that certain Business Combination Agreement, dated as of November            , 2021, by and among SilverBox Engaged Merger Corp I, a Delaware corporation, the Corporation, SBEA Merger Sub LLC, a Delaware limited liability company, Merger Sub 2, Blocker Corp and the Company.
“Business Day” has the meaning ascribed thereto in the Business Combination Agreement.
“Change of Control” means the occurrence of any of the following events:
(i)   any “person” or “group” (within the meaning of Sections 13(d) of the Exchange Act (excluding any “person” or “group” who, on the Closing Date, is the Beneficial Owner of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding voting securities)) becomes the Beneficial Owner of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding voting securities;
(ii)   (A) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of Corporation or (B) there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets, other than such sale or other disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale or other disposition;
(iii)   there is consummated a merger or consolidation of the Corporation with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (A) the board of directors of the Corporation immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (B) all of

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the Persons who were the respective Beneficial Owners of the voting securities of the Corporation immediately prior to such merger or consolidation do not Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation; or
(iv)   the following individuals cease for any reason to constitute a majority of the number of directors of the Corporation then serving: individuals who were directors of the Corporation on the Closing Date or any new director whose appointment or election to the Board or nomination for election by the Corporation’s shareholders was approved or recommended by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors of the Corporation on the Closing Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (iv).
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Class A Common Stock and Class B Common Stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.
“Change of Control Date” means the date on which a Change of Control occurs.
“Class A Common Stock” has the meaning ascribed to “Pubco Class A Share” in the Business Combination Agreement.
“Class B Common Stock” has the meaning ascribed to “Pubco Class B Share” in the Business Combination Agreement.
“Closing” has the meaning ascribed thereto in the Business Combination Agreement.
“Closing Date” has the meaning ascribed thereto in the Business Combination Agreement.
“Code” has the meaning set forth in the recitals of this Agreement.
“Company” has the meaning set forth in the recitals of this Agreement.
“Confidential Information” has the meaning set forth in Section 7.14.
“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. The terms “Controlled” and “Controlling” shall have correlative meanings.
“Corporation” has the meaning set forth in the preamble to this Agreement.
“Corporation Letter” means a letter prepared by the Corporation in connection with the performance of its obligations under this Agreement, which states that the relevant Schedules, notices or other information to be provided by the Corporation to the Agent, along with all supporting schedules and work papers, were prepared in a manner that is consistent with the terms of this Agreement and, to the extent not expressly provided in this Agreement, on a reasonable basis in light of the facts and law in existence on the date such Schedules, notices or other information were delivered by the Corporation to the Agent. Such letter shall identify any material assumptions or operating procedures or principles that were used for purposes of the underlying calculations.
“Corporation Return” means the U.S. federal and/or state and/or local Tax Return of the Corporation (including any consolidated group of which the Corporation is a member, as further described in Section 7.13(a)) filed with respect to any Taxable Year.
“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount (but not less than zero) of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax

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Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination; provided, that, for the avoidance of doubt, the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.
“Default Rate” means a per annum rate of SOFR plus 500 basis points.
“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of any state or local Tax law or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.
“Disinterested Majority” means a majority of the directors of the Board who are disinterested as determined by the Board in accordance with the General Corporation Law of the State of Delaware with respect to the matter being considered by the Board; provided that to the extent a matter being considered by the Board is required to be considered by disinterested directors under the rules of the national securities exchange on which the Class A Common Stock is then listed, the Securities Act or the Exchange Act, such rules with respect to the definition of disinterested director shall apply solely with respect to such matter.
“Disputing Party” has the meaning set forth in Section 7.9.
“Early Termination” has the meaning set forth in Section 4.1.
“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.
“Early Termination Effective Date” means the date on which an Early Termination Schedule becomes binding pursuant to Section 4.4.
“Early Termination Notice” has the meaning set forth in Section 4.4.
“Early Termination Payment” has the meaning set forth in Section 4.5(b).
“Early Termination Rate” means a per annum rate of SOFR plus 100 basis points.
“Early Termination Schedule” has the meaning set forth in Section 4.4.
“Exchange” has the meaning set forth in the recitals in this Agreement, and “Exchanged” has a correlative meaning.
“Exchange Act” has the meaning ascribed thereto in the LLC Agreement.
“Exchange Date” means the effective date of any Exchange.
“Exchange Schedule” has the meaning set forth in Section 2.1.
“Expert” has the meaning set forth in Section 7.9.
“Hypothetical Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of the Corporation and, without duplication, the Company, but only with respect to Taxes imposed on the taxable income of the Company that is allocable to the Corporation, for such Taxable Year (in each case, using the same methods, elections, conventions, and similar practices used on the relevant Corporation Return), but without taking into account any Tax Attributes. The Hypothetical Tax Liability shall be determined (A) without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to any Tax Attribute, (B) using the Assumed State and Local Tax Rate, solely for purposes of calculating the state and local Hypothetical Tax Liability of the Corporation, (C) to avoid duplication with the calculation of the Assumed State and Local Tax Rate, assuming deductions of (and other impacts of) state and local Taxes are excluded, and (D) to the extent not addressed in clause (B) or (C) of this sentence, using reasonable estimation methodologies for calculating the portion of any of the foregoing items attributable to U.S. state or local Taxes.

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“Imputed Interest” means any interest imputed under Section 1272, 1274 or 483 or other provision of the Code and any similar provision of any state and local Tax law with respect to the Corporation’s payment obligations under this Agreement.
“IRS” means the U.S. Internal Revenue Service.
“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company dated as of the date hereof, as the same may be amended, amended and restated, replaced, supplemented or otherwise modified from time to time.
“Market Value” shall mean, with respect to a Unit, the Common Unit Redemption Price (as defined in the LLC Agreement) on the applicable Exchange Date for such Unit (determined as if such Unit were subject to a Redemption (as defined in the LLC Agreement) effective on the Exchange Date); provided that, to the extent property is exchanged for cash in a transaction, the Market Value shall be determined by reference to the amount of cash transferred in such transaction.
“Material Objection Notice” has the meaning set forth in Section 4.4.
“Merger Sub 2” means BRCC Blocker Merger Sub LLC, a Delaware limited liability company.
“Net Tax Benefit” has the meaning set forth in Section 3.1(b).
“Objection Notice” has the meaning set forth in Section 2.4(a).
“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.
“Person” has the meaning ascribed thereto in the Business Combination Agreement.
“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority for any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.
“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability over the Hypothetical Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority for any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.
“Reconciliation Dispute” has the meaning set forth in Section 7.9.
“Reconciliation Procedures” means the procedures described in Section 7.9.
“Reference Asset” means any asset that is held by the Company, or any Person in which the Company owns a direct or indirect interest that is treated as a partnership or disregarded entity for purposes of the applicable Tax (but only to the extent such Person is not held through any entity treated as a corporation for purposes of the applicable Tax), immediately prior to the Business Combination or at the time of an Exchange, as applicable. A Reference Asset also includes any asset the Tax basis of which is determined, in whole or in part, for purposes of the applicable Tax, by reference to the Tax basis of an asset that is described in the immediately preceding sentence, including, for U.S. federal income Tax purposes, any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.
“Schedule” means any of the following: (i) an Exchange Schedule, (ii) a Blocker Basis Schedule, (iii) a Tax Benefit Schedule or (iv) the Early Termination Schedule, including, in each case, any amendments thereto pursuant to this Agreement.
“Securities Act” has the meaning ascribed thereto in the LLC Agreement.
“Senior Obligations” has the meaning set forth in Section 5.1.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

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“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Subsidiaries” means, with respect to any Person, as of the date of any determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.
“Tax Attributes” means (a) Basis Adjustments, (b) Blocker Basis and (c) deductions attributable to any Imputed Interest.
“Tax Benefit Payment” has the meaning set forth in Section 3.1(b).
“Tax Benefit Schedule” has the meaning set forth in Section 2.3(a).
“Tax Proceeding” has the meaning set forth in Section 6.1.
“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.
“Taxable Year” means a taxable year of the Corporation as defined in Section 441(b) of the Code or comparable section of state or local Tax law, as applicable (which, for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the date hereof.
“Taxes” means any and all U.S. federal, state and local taxes, assessments or similar charges that are based on or measured with respect to net income or profits, and any interest related to such Tax.
“Taxing Authority” means any federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi- governmental body, in each case, exercising any taxing authority or any other authority exercising Tax regulatory authority.
“TRA Holders” means the Persons holding Units other than the Corporation, Blocker Corp, Merger Sub 2 or any Subsidiary, successor, or transferee of any of the foregoing.
“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant Taxable Year.
“Units” has the meaning set forth in the recitals of this Agreement.
“Valuation Assumptions” means, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date, (i) the Corporation will have taxable income sufficient to fully utilize the Tax items, including deductions, arising from all Tax Attributes during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions, further assuming that such future Tax Benefit Payments would be paid on the due date, without extensions, for filing the U.S. federal Corporation Return for the applicable Taxable Year) in which such deductions or other Tax items would become available, (ii) any loss or credit carryovers generated by deductions or losses arising from any Tax Attributes that are available in the Taxable Year that includes the Early Termination Date will be utilized by the Corporation in the earliest possible Taxable Year permitted by the Code and the Treasury Regulations, (iii) the U.S. federal income tax rates that will be in effect for each Taxable Year ending on or after such Early Termination Date will be those specified for each such Taxable Year by the Code and the tax rates for U.S. state and local income taxes shall be the Assumed State and Local Tax Rate, in each case as in effect on the Early Termination Date, except to the extent any change to such tax rates for such Taxable Years have already been enacted into law, in which case such enacted changes to tax rates for such Taxable Years shall apply to such Taxable Years (and, in the

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case of the tax rate for the latest Taxable Year for which there is any such enacted change, to all future Taxable Years), (iv) any non-amortizable, non-depreciable Reference Assets to which any Basis Adjustment or Blocker Basis is attributable will be disposed of for cash at their fair market value in a fully taxable transaction for Tax purposes on the later of (A) the fifteenth anniversary of (x) the Business Combination or Exchange which gave rise to such Basis Adjustment or (y) the Business Combination in the case of the Blocker Basis and (B) the Early Termination Date, provided, that in the event of a Change of Control, such non-amortizable, non-depreciable assets shall be deemed disposed of at the time of sale (if applicable) of the relevant asset in the Change of Control (if earlier than the applicable fifteenth (15th) anniversary), and (v) if, on the Early Termination Date, there are Units (other than Units directly or indirectly owned by the Corporation) that have not been transferred in an Exchange, then all such Units and (if applicable) shares of Class B Common Stock shall be deemed to be transferred in exchange for the Market Value per Unit that would be transferred in an Exchange effective on the Early Termination Date.
Section 1.2   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
ARTICLE II
DETERMINATION OF CERTAIN REALIZED TAX BENEFITS
Section 2.1   Exchange Schedule.   Within ninety (90) calendar days after the extended due date of the U.S. federal Corporation Return for each Taxable Year in which the Business Combination occurs or any Exchange has been effected by a TRA Holder, the Corporation shall deliver to the Agent a schedule (an “Exchange Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, including with respect to each TRA Holder participating in the Business Combination or any Exchange during such Taxable Year, (i) the Basis Adjustments with respect to the Reference Assets as a result of the Business Combination and the Exchanges effected by such TRA Holder in such Taxable Year and (ii) the period (or periods) over which such Basis Adjustments are amortizable and/or depreciable.
Section 2.2   Blocker Basis Schedule.   Within ninety (90) calendar days after the extended due date of the U.S. federal Corporation Return for each Taxable Year that ends on or after the Closing Date, the Corporation shall deliver to the Agent a schedule (a “Blocker Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, (i) the Tax attributes comprising Blocker Basis that remain available for use by the Corporation with respect to such Taxable Year and future Taxable Years, and (ii) any applicable limitations on the use of such attributes for Tax purposes.
Section 2.3   Tax Benefit Schedule.
(a)   Tax Benefit Schedule.   Within ninety (90) calendar days after the extended due date of the U.S. federal Corporation Return for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment that is Attributable to a TRA Holder, the Corporation shall provide to the Agent: (i) a schedule showing, in reasonable detail, (A) the calculation of the Realized Tax Benefit or Realized Tax Detriment and the components thereof for such Taxable Year, (B) the Accrued Amount with respect to any related Net Tax Benefit, (C) the Tax Benefit Payment determined pursuant to Section 3.1(b) due to each such TRA Holder, and (D) the portion of such Tax Benefit Payment and Accrued Amount that the Corporation intends

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to treat as Imputed Interest (a “Tax Benefit Schedule”), (ii) a reasonably detailed calculation by the Corporation of the Hypothetical Tax Liability (the “without” calculation), (iii) a reasonably detailed calculation by the Corporation of the Actual Tax Liability (the “with” calculation), (iv) a copy of the Corporation Return for such Taxable Year, (v) a Corporation Letter supporting such Tax Benefit Schedule and (vi) any other work papers relating to the items in the foregoing clauses (i) through (v) as are reasonably requested by the Agent. All costs and expenses incurred in connection with the provision and preparation of any Schedules, calculations, other work papers, or the Corporation Letter to the Agent or any TRA Holder in connection with this Article II shall be borne by the Company. In addition, the Corporation shall allow the Agent reasonable access at no cost to the appropriate representatives of the Corporation in connection with a review of any of the foregoing. The Tax Benefit Schedule will become final as provided in Section 2.4(a) and may be amended as provided in Section 2.4(b) (subject to the procedures set forth in Section 2.4(b)).
(b)   Applicable Principles.   The Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the Corporation’s actual liability for Taxes for such Taxable Year that is attributable to the Tax Attributes, determined using a “with and without” methodology. For the avoidance of doubt, (i) such actual liability for Taxes will take into account any Imputed Interest based upon the characterization of Tax Benefit Payments and Accrued Amounts as additional consideration payable by the Corporation, and (ii) in addition to using the Assumed State and Local Tax Rate for purposes of determining the state and local Hypothetical Tax Liability, the Corporation may use reasonable estimation methodologies for calculating the portion of any Realized Tax Benefit or Realized Tax Detriment attributable to U.S. state or local Taxes. For purposes of calculating the Realized Tax Benefit or Realized Tax Detriment for any Taxable Year, carryforwards or carrybacks of any Tax item (such as a net operating loss) attributable to any of the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations and the corresponding provisions of state and local Tax laws, as applicable, governing the use, limitation, and expiration of carryforwards or carrybacks of the relevant type. If a carryforward or carryback of any Tax item includes a portion that is attributable to any Tax Attribute (a “TRA Portion”) and another portion that is not so attributable (a “Non-TRA Portion”), such respective portions shall be considered to be used in accordance with the “with and without” methodology so that: (x) the amount of any Non-TRA Portion is deemed utilized first, followed by the amount of any TRA Portion; and (y) in the case of a carryback of a Non-TRA Portion, such carryback shall not affect the original “with and without” calculation made in the applicable prior Taxable Year. For the avoidance of doubt, the TRA Portion of any Tax item when such item is incurred shall be determined using a marginal “with and without” methodology by calculating (A) the amount of such Tax item for all Tax purposes taking into account the Tax Attributes and (B) the amount of such Tax item for all Tax purposes without taking into account the Tax Attributes, with the TRA Portion equal to the excess of the amount specified in clause (A) over the amount specified in clause (B) (but only if such excess is greater than zero). The parties agree that (I) except to the extent otherwise required by law, any payment under this Agreement to the TRA Holders, including the Accrued Amount (but other than amounts accounted for as Imputed Interest), will be treated as a subsequent upward adjustment to the purchase price of Units surrendered in the Business Combination or an Exchange, as applicable, and will have the effect of creating additional Basis Adjustments to Reference Assets for the Corporation in the year of payment, and (II) as a result, such additional Basis Adjustments will be incorporated into the calculation for the year of payment and into future year calculations, as appropriate.
Section 2.4   Procedure: Amendments.
(a)   Whenever the Corporation delivers to the Agent (or any TRA Holder) a Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.4(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporation shall also (x) deliver to the Agent schedules, valuation reports, if any, and work papers, as determined by the Corporation or reasonably requested by the Agent, providing reasonable detail regarding the preparation of the Schedule, and (y) allow the Agent reasonable access at no cost to the appropriate representatives of the Corporation, as determined by the Corporation or requested by the Agent, in connection with the review of such Schedule. Subject to Section 2.4(b), an applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the first date on which the Agent has received the applicable Schedule or amendment thereto unless (i) the Agent, within thirty (30) calendar days after receiving an applicable Schedule or amendment thereto, provides the Corporation with notice of a material objection to such

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Schedule or amendment thereto (“Objection Notice”) made in good faith or (ii) the Agent provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date a waiver from the Agent has been received by the Corporation. If the Corporation and Agent, for any reason, are unable to successfully resolve the issues raised in an Objection Notice within thirty (30) calendar days after receipt by the Corporation of such Objection Notice, the Corporation and Agent shall employ the Reconciliation Procedures under Section 7.9.
(b)   The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation (i) in connection with a Determination affecting such Schedule, (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the Agent, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Corporation Return filed for such Taxable Year or (vi) to adjust an Exchange Schedule to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). Unless otherwise agreed to in writing by the Agent, the Corporation shall provide an Amended Schedule to the Agent (A) within sixty (60) calendar days of the occurrence of an event referenced in clauses (i) through (v) of the immediately preceding sentence and (B) in connection with the delivery of the Tax Benefit Schedule for the year of the applicable payment in the event of an adjustment pursuant to clause (vi) of the immediately preceding sentence. For the avoidance of doubt, in the event a Schedule is amended after such Schedule becomes final pursuant to Section 2.4(a), or, if applicable, the Reconciliation Procedures, the Amended Schedule shall not be taken into account in calculating any Tax Benefit Payment in the Taxable Year to which the amendment relates but instead shall be taken into account in calculating the Cumulative Net Realized Tax Benefit for the Taxable Year in which the amendment actually occurs.
ARTICLE III
TAX BENEFIT PAYMENTS
Section 3.1   Payments.
(a)   Subject to Exhibit A, within five (5) calendar days after a Tax Benefit Schedule delivered to the Agent becomes final in accordance with Section 2.4(a), or, if applicable, the Reconciliation Procedures, the Corporation shall pay to each TRA Holder the Tax Benefit Payment in respect of such TRA Holder for such Taxable Year. Each such payment shall be made by check, by wire transfer of immediately available funds to the bank account previously designated by the TRA Holder to the Corporation, or as otherwise agreed by the Corporation and the TRA Holder. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated Tax payments, including U.S. federal or state estimated income Tax payments.
(b)   A “Tax Benefit Payment” in respect of a TRA Holder for a Taxable Year means an amount, not less than zero, equal to the sum of the portion of the Net Tax Benefit that is Attributable to such TRA Holder and the Accrued Amount with respect thereto for such Taxable Year. Subject to Section 3.3, the “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of (i) eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over (ii) the total amount of payments previously made under this Section 3.1 (excluding payments attributable to Accrued Amounts); provided, for the avoidance of doubt, that no TRA Holder shall be required to return any portion of any previously made Tax Benefit Payment. The “Accrued Amount” with respect to any portion of a Net Tax Benefit for a Taxable Year shall equal the amount of interest on such portion calculated at the Agreed Rate from the due date (without extensions) for filing the U.S. federal Corporation Return for such Taxable Year until the date of payment of such portion of such Net Tax Benefit under this Section 3.1. Notwithstanding the foregoing, for each Taxable Year ending on or after the date of a Change of Control that occurs after the Closing Date, all Tax Benefit Payments shall be calculated by utilizing Valuation Assumptions (i), (ii), and (iv), substituting in each case the terms “date of a Change of Control” for an “Early Termination Date.”

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Section 3.2   No Duplicative Payments.   It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. It is also intended that the provisions of this Agreement will result in eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit, and the Accrued Amount thereon, being paid to the TRA Holders. The provisions of this Agreement shall be construed in the appropriate manner to achieve these fundamental results.
Section 3.3   Pro Rata Payments.   Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporation is limited in a particular Taxable Year because the Corporation does not have sufficient taxable income, the aggregate Net Tax Benefit for such Taxable Year shall be deemed Attributable to each TRA Holder for purposes of Section 3.1(b) in accordance with Exhibit A.
Section 3.4   Coordination of Benefits.   (a) If for any reason the Corporation does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement in respect of a particular Taxable Year, then (i) the Corporation will pay the same proportion of each Tax Benefit Payment due to each TRA Holder in respect of such Taxable Year, without favoring one obligation over the other, and (ii) no Tax Benefit Payment shall be considered to have been made in respect of any Taxable Year until all Tax Benefit Payments in respect of prior Taxable Years have been made in full.
(b)   To the extent the Corporation makes a payment to a TRA Holder in respect of a particular Taxable Year under Section 3.1(a) (taking into account Section 3.3 and Section 3.4(a)) in an amount in excess of the amount of such payment that should have been made to such TRA Holder in respect of such Taxable Year, then (i) such TRA Holder shall not receive further payments under Section 3.1(a) until such TRA Holder has foregone an amount of payments equal to such excess and (ii) the Corporation will pay the amount of such TRA Holder’s foregone payments to the other Persons to whom a payment is due under this Agreement in a manner such that each such Person to whom a payment is due under this Agreement, to the maximum extent possible, receives aggregate payments under Section 3.1(a) (taking into account Section 3.3 and Section 3.4(a), but excluding payments attributable to Accrued Amounts) in the amount it would have received if there had been no excess payment to such TRA Holder.
ARTICLE IV
TERMINATION
Section 4.1   Early Termination by the Corporation.   With the written approval of the Disinterested Majority and the Agent, the Corporation may terminate this Agreement at any time by paying to each TRA Holder the Early Termination Payment due to such TRA Holder pursuant to Section 4.5, provided, however, that this Agreement shall only terminate upon the receipt of the applicable Early Termination Payment by each TRA Holder (such termination, an “Early Termination”) and payments described in the immediately succeeding sentence, if any. Upon payment of the Early Termination Payment by the Corporation, the Corporation shall not have any further payment obligations under this Agreement, other than for any (i) Tax Benefit Payments previously due and payable but unpaid as of the date of the Early Termination Notice (which Tax Benefit Payments, for the avoidance of doubt, shall not be included in the Early Termination Payment) and that remain unpaid and (ii) any Tax Benefit Payment due for any Taxable Year ending prior to, with or including the Early Termination Date (except to the extent that the amount described in this clause (ii) is included in the Early Termination Payment or is included in clause (i)).
Section 4.2   Early Termination upon Change of Control.   In the event of a Change of Control, unless otherwise waived in writing by the Agent, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the Change of Control Date and shall include the following: (a) payment of the Early Termination Payment calculated as if an Early Termination Notice had been delivered on such Change of Control Date, (b) any Tax Benefit Payments due and payable and that remain unpaid as of the Change of Control Date (which Tax Benefit Payments, for the avoidance of doubt, shall not be included in the Early Termination Payment described in clause (a)), and (c) any Tax Benefit Payments due for any Taxable Year ending prior to, with or including such Change of Control Date (except to the extent that the amount described in this clause (c) is included in the Early Termination Payment or is included in clause (b)). In the event of a Change of Control, the Early Termination Payment shall be calculated utilizing the Valuation Assumptions and by substituting in each case the term “Change of Control Date” for the term “Early Termination Date.”

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Section 4.3   Breach of Agreement.
(a)   In the event that the Corporation (1) breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, as a result of failure to honor any other material obligation required hereunder or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise or (2)(A) shall commence any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate a bankruptcy or insolvency, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or (y) seeking an appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or it shall make a general assignment for the benefit of creditors or (B) shall have commenced against it any case, proceeding or other action of the nature referred to in clause (A) above that remains undismissed or undischarged for a period of sixty (60) calendar days, then, in each case of clause (1) or (2), unless otherwise waived or directed in writing by the Agent (which may be retroactive), all obligations hereunder shall be automatically accelerated and shall be immediately due and payable and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such event (a “Breach”) and shall include (i) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the date of such Breach, (ii) any Tax Benefit Payment previously due and payable but unpaid as of the date of such Breach (which Tax Benefit Payments, for the avoidance of doubt, shall not be included in the Early Termination Payment described in clause (i)), and (iii) any Tax Benefit Payment due for any Taxable Year ending prior to, with or including the date of such Breach (except to the extent that the amount described in this clause (iii) is included in the Early Termination Payment or is included in clause (ii)). Notwithstanding the foregoing, in the event of a Breach, then, unless otherwise waived in writing by the Agent, the TRA Holders shall be entitled to elect to receive the amounts set forth in clauses (i), (ii), and (iii) above or to seek specific performance of the terms hereof.
(b)   The parties agree that the failure to make any payment due pursuant to this Agreement within three (3) months of the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes of this Agreement, and that it shall not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within three (3) months of the date such payment is due. The Corporation shall use its commercially reasonable efforts to maintain sufficient available funds for the purpose of making required payments under this Agreement and shall use its commercially reasonable efforts to avoid entering into agreements that could reasonably be anticipated to materially delay the timing of any payments under this Agreement. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of this Agreement if the Corporation fails to make any payment due pursuant to this Agreement as a result of and to the extent the Corporation has insufficient funds to make such payment despite using commercially reasonable efforts to obtain funds to make such payment (including by causing the Company or any of its Subsidiaries to distribute or lend funds to facilitate such payment, and by accessing any revolving credit facilities or other sources of available credit to fund any such amounts); provided that the interest provisions of Section 5.2 shall apply to such late payment; provided, further, that the Corporation shall promptly (and in any event, within two (2) Business Days), pay all such unpaid payments, together with accrued and unpaid interest thereon, immediately following such time that the Corporation has, and to the extent the Corporation has, sufficient funds to make such payment, and the failure of the Corporation to do so shall constitute a breach of this Agreement; provided, further, for the avoidance of doubt, the penultimate sentence of this Section 4.3(b) shall not apply to any payments due pursuant to Section 4.2. For the avoidance of doubt, all cash and cash equivalents used or to be used to pay dividends by, or repurchase equity securities of, the Corporation shall be deemed to be funds sufficient and available to pay such unpaid payments, together with any accrued and unpaid interest thereon.
Section 4.4   Early Termination Notice.   If the Corporation chooses to exercise its right of early termination under Section 4.1 above, the Corporation shall deliver to the Agent notice of such intention to exercise such right (the “Early Termination Notice”). Upon delivery of the Early Termination Notice or the occurrence of an event described in Section 4.2 or a Breach described in Section 4.3(a), the Corporation shall deliver to the Agent (i) a schedule showing in reasonable detail the calculation of the Early Termination Payment and the amount due to each TRA Holder (the “Early Termination Schedule”), (ii) any other

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work papers reasonably requested by the Agent. In addition, the Corporation shall allow the Agent reasonable access at no cost to the appropriate representatives of the Corporation in connection with a review of such Early Termination Schedule, and (iii) a Corporation Letter supporting such Early Termination Schedule. The Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which the Agent has received such Schedule or amendment thereto unless (x) the Agent, within thirty (30) calendar days after receiving the Early Termination Schedule, provides the Corporation with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (y) the Agent provides a written waiver of such right of a Material Objection Notice within the period described in clause (x) above, in which case such Schedule becomes binding on the date a waiver from the Agent has been received by the Corporation. If the Corporation and Agent, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporation of the Material Objection Notice, the Corporation and Agent shall employ the Reconciliation Procedures under Section 7.9.
Section 4.5   Payment upon Early Termination.
(a)   Except as otherwise provided in Section 4.3(a), within three (3) calendar days after the Early Termination Effective Date, the Corporation shall pay to each TRA Holder its Early Termination Payment. Each such payment shall be made by check, by wire transfer of immediately available funds to a bank account or accounts designated by the TRA Holder, or as otherwise agreed by the Corporation and the TRA Holder.
(b)   The “Early Termination Payment” shall equal, with respect to each TRA Holder, the present value, discounted at the Early Termination Rate as of the Early Termination Date, of all Tax Benefit Payments that would be required to be paid by the Corporation to such TRA Holder beginning from the Early Termination Date and assuming that the Valuation Assumptions are applied and that each Tax Benefit Payment for the relevant Taxable Year would be due and payable on the due date (without extensions) under applicable law as of the Early Termination Effective Date for filing the U.S. federal Corporation Return for such relevant Taxable Year.
ARTICLE V
SUBORDINATION AND LATE PAYMENTS
Section 5.1   Subordination.   Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment, Early Termination Payment or any other payment required to be made by the Corporation to any TRA Holder under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporation and its Subsidiaries (such obligations, “Senior Obligations”) and shall rank pari passu with all current or future unsecured obligations of the Corporation that are not Senior Obligations. Notwithstanding any other provision of this Agreement to the contrary, to the extent that the Corporation or any of its Affiliates enters into future Tax receivable or other similar agreements (“Future TRAs”), the Corporation shall ensure that the terms of any such Future TRA shall provide that the Tax Attributes subject to this Agreement shall be senior in priority in all respects to any Tax attributes subject to any such Future TRA for purposes of calculating the amount and timing of payments under any such Future TRA. For the avoidance of doubt, notwithstanding the above, the determination of whether it is a breach of this Agreement if the Corporation fails to make any payment when due is governed by Section 4.3.
Section 5.2   Late Payments by the Corporation.   The amount of all or any portion of any Tax Benefit Payment, Early Termination Payment or any other payment under this Agreement not made to any TRA Holder when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment, Early Termination Payment or any other payment under this Agreement was due and payable.
ARTICLE VI
PARTICIPATION IN TAX MATTERS; CONSISTENCY; COOPERATION
Section 6.1   Participation in the Corporation’s Tax Matters.   Except as otherwise provided herein, the Corporation shall have full responsibility for, and sole discretion over, all Tax matters concerning the

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Corporation, including preparing, filing or amending any Tax Return and defending, contesting or settling any issue pertaining to Taxes of the Corporation. Notwithstanding the foregoing, the Corporation (i) shall notify the Agent of, and keep the Agent reasonably informed with respect to, the portion of any audit, examination, or any other administrative or judicial proceeding of the Corporation, the Company, or any of their respective Affiliates by a Taxing Authority (a “Tax Proceeding”) the outcome of which is reasonably expected to affect the rights and obligations of the TRA Holders under this Agreement, (ii) shall provide the Agent with reasonable opportunity to provide information and other input to the Corporation and its advisors concerning the conduct of any such portion of a Tax Proceeding, and (iii) shall not enter into any settlement with respect to any such portion of a Tax Proceeding that could have a material effect on the TRA Holders’ rights (including the right to receive payments) under this Agreement without the written consent of the Agent, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that the Corporation shall not be required to take any action, or refrain from taking any action, that is inconsistent with any provision of the LLC Agreement; provided, further, that, notwithstanding anything to the contrary contained herein, the Corporation shall prepare, file, and/or amend all Tax Returns in accordance with applicable law (including with respect to the calculation of taxable income and any calculations required to be made under this Agreement) and nothing in this Agreement shall prevent the Agent or any TRA Holder from disputing such Tax matters in accordance with Section 7.9.
Section 6.2   Consistency.   The Corporation and the TRA Holders agree to report and cause their respective Affiliates to report for all purposes, including U.S. federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including the Tax Attributes and each Tax Benefit Payment) in a manner consistent with that set forth in this Agreement and in any Schedule that has become final and binding pursuant to the terms of this Agreement, in each case, except to the extent otherwise required by applicable law. If the Corporation and any TRA Holder, for any reason, are unable to successfully resolve any disagreement concerning such treatment within thirty (30) calendar days, the Corporation and such TRA Holder shall employ the Reconciliation Procedures under Section 7.9. The Corporation shall (and shall cause the Company and its other Affiliates to) use commercially reasonable efforts (for the avoidance of doubt, taking into account the interests and entitlements of all TRA Holders under this Agreement) to defend the Tax treatment contemplated by this Agreement and any Schedule that has become final and binding pursuant to the terms of this Agreement in any Tax Proceeding.
Section 6.3   Cooperation.   The Agent shall (i) furnish to the Corporation in a timely manner such information, documents and other materials in the Agent’s possession as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any Tax Proceeding, (ii) make itself available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (i) above, and (iii) reasonably cooperate in connection with any such matter. The Corporation shall reimburse the Agent for any reasonable third-party costs and expenses incurred pursuant to this Section 6.3.
ARTICLE VII
MISCELLANEOUS
Section 7.1   Notices.   All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if emailed before 5:00 p.m.                   time on a Business Day, and otherwise on the next Business Day, or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

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If to the Corporation or the Company, to:

Attention:
E-mail:
with a copy (which shall not constitute notice to the Corporation or the Company) to:

Attention:
E-mail:
If to the Agent, to:

Attention:
E-mail:
with a copy (which shall not constitute notice to the Agent) to:

Attention:
E-mail:
If to a TRA Holder other than the Agent, to the address set forth in the records of the Company.
Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.
Section 7.2   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
Section 7.3   Entire Agreement; No Third Party Beneficiaries.   This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors, permitted assigns, heirs, executors, administrators and legal representatives. The parties to this Agreement agree that the TRA Holders are expressly made third party beneficiaries to this Agreement. Other than as provided in the immediately preceding sentence, nothing in this Agreement, express or implied, is intended to, or shall, confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 7.4   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.
Section 7.5   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 7.6   Successors: Assignment.   Each party agrees that Agent and each TRA Holder may assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any of its rights or obligations under this Agreement to any Person. The Corporation may not assign

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any of its rights or obligations under this Agreement to any Person without the prior written consent of the Agent; provided that, without the prior written consent of the Agent, the Corporation shall be permitted to cause such an assignment to any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, so long as the Corporation requires and causes such successor, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Any purported assignment in violation of the terms of this Section 7.6 shall be null and void.
Section 7.7   Amendments: Waivers.   No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Disinterested Majority, the Company and the Agent; provided, that no such amendment shall be effective if such amendment would have a disproportionate effect on the payments one or more TRA Holders would be entitled to receive under this Agreement unless such amendment is consented to in writing by such TRA Holders disproportionately affected.
Section 7.8   Titles and Subtitles.   The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
Section 7.9   Reconciliation.   In the event that the Corporation and the Agent or any TRA Holder (as applicable, the “Disputing Party”) are unable to resolve a disagreement with respect to any Schedule, including the calculations required to produce the schedules described in Section 2.4 and Section 4.4, or Section 6.2, within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert in the particular area of disagreement, acting as an expert and not as an arbitrator (the “Expert”), mutually acceptable to the Corporation and the Disputing Party. Unless the Corporation and the Disputing Party agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporation or the Disputing Party or other actual or potential conflict of interest. If the Corporation and the Disputing Party are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondents of written notice of a Reconciliation Dispute, then the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise (the “ICC”) in accordance with the criteria set forth above in this Section 7.9. The Expert shall resolve (a) any matter relating to the Exchange Schedule or an amendment thereto, a Blocker Basis Schedule or an amendment thereto, or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days, (b) any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days, and (c) any matter related to treatment of any tax-related item as contemplated in Section 6.2 within fifteen (15) calendar days or, in each case, as soon thereafter as is reasonably practicable after such matter has been submitted to the Expert for resolution. Notwithstanding the immediately preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, any portion of such payment that is not under dispute shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The sum of (i) the costs and expenses relating to the engagement (and, if applicable, selection by the ICC) of such Expert and (ii) the reasonable out-of-pocket costs and expenses of the Corporation and the Disputing Party incurred in the conduct of such proceeding shall be allocated between the Corporation, on the one hand, and the Disputing Party (on behalf of all TRA Holders if the Disputing Party is the Agent), on the other hand, in the same proportion that the aggregate amount of the disputed items so submitted to the Expert that is unsuccessfully disputed by each such party (as finally determined by the Expert) bears to the total amount of such disputed items so submitted, and each such party shall promptly reimburse the other party for the excess that such other party has paid in respect of such costs and expenses over the amount it has been so allocated. Any dispute as to the allocation of expenses pursuant to the immediately preceding sentence or whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporation and its Subsidiaries and the Disputing Party (including all TRA Holders if the Disputing Party is the Agent) and may be entered and enforced in any court having jurisdiction.
Section 7.10   Consent to Jurisdiction.   Each party hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State

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of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such case, prepaid return receipt requested) to such party’s respective address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the State of Delaware or the state courts of the State of Delaware and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.
Section 7.11   Waiver of Jury Trial.   Because disputes arising in connection with complex transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, each party to this agreement (including the Company) hereby waives all rights to trial by jury in any action or proceeding brought to resolve any dispute between or among any of the parties hereto, whether arising in contract, tort, or otherwise, arising out of, connected with, related or incidental to this agreement, the transactions contemplated hereby and/or the relationships established among the parties hereunder.
Section 7.12   Withholding.   The Corporation shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporation is required to deduct and withhold with respect to the making of such payment under the Code or any provision of U.S. federal, state, local or non-U.S. Tax law; provided, however, that, prior to deducting or withholding any such amounts, the Corporation shall notify the Agent and the applicable TRA Holder and shall reasonably cooperate therewith regarding the basis for such deduction or withholding and in obtaining any available exemption or reduction of, or otherwise minimizing to the extent permitted by applicable law, such deduction and withholding. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such required deductions or withholdings applicable to the recipient of such payment, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any Taxing Authority with respect to such deductions or withholdings, together with any reasonable and documented out-of-pocket costs and expenses related thereto. Prior to the date of any payment under this Agreement and from time to time as reasonably requested by the Corporation, the Agent and each TRA Holder shall promptly provide the Corporation with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested and shall promptly provide an update of any such Tax form or certificate previously delivered if the same has become incorrect or has expired.
Section 7.13   Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets.
(a)   If the Corporation is or becomes a member of an affiliated, consolidated, combined, or unitary group of corporations that files a consolidated, combined, or unitary income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of U.S. state or local Tax law, or would be eligible to become a member of such a group at the election of one of the members of that group, then, subject to the application of the Valuation Assumptions upon a Change of Control: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.
(b)   If any entity that is obligated to make a Tax Benefit Payment or Early Termination Payment hereunder or the Company or any Subsidiary of the Company (or any member of a group described in

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Section 7.13(a)) transfers or is deemed to transfer one or more assets to a corporation (or a Person classified as a corporation for Tax purposes) with which the Corporation does not file a consolidated Tax Return pursuant to Section 1501 of the Code or any provisions of state or local Tax law, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment (e.g. calculating the gross income of the entity and determining the Realized Tax Benefit or Realized Tax Detriment of such entity) due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such transfer. The consideration deemed to be received by such entity shall be equal to the fair market value of the transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest. Thus, for example, in determining the Hypothetical Tax Liability of the entity, the taxable income of the entity shall be determined by treating the entity as having sold the asset for the consideration described above, recovering any basis applicable to such asset (using the Tax basis that such asset would have had at such time if there were no Tax Attributes), while the Actual Tax Liability of the entity would be determined by recovering the actual Tax basis of the asset that reflects any Tax Attributes. If any member of a group described in Section 7.13(a) that owns any Reference Asset (or is deemed to own such Reference Asset for Tax purposes) deconsolidates from such group (or the Corporation deconsolidates from a group described in Section 7.13(a)), then the Corporation shall cause such member (or the parent of the consolidated group in a case where the Corporation deconsolidates from the group and such parent or any of its remaining consolidated Subsidiaries owns any Reference Asset (or is deemed to own such Reference Asset for Tax purposes)) to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset it owns (directly or indirectly) in a manner consistent with the terms of this Agreement as such entity (or one of its Affiliates) actually realizes Tax benefits as a result of such Tax Attributes in a manner consistent with the terms of this Agreement, and the Corporation shall guarantee such obligation assumed. For purposes of this Section 7.13, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership and ownership of a partnership interest shall be treated as ownership of such partner’s share of each of the assets and liabilities of that partnership.
Section 7.14   Confidentiality.   Each TRA Holder and the Agent agrees to hold, and to use its reasonable efforts to cause its authorized representatives to hold, in strict confidence, the books and records of the Corporation and all information relating to the Corporation’s properties, operations, financial condition or affairs, in each case, which are furnished to it pursuant to the terms of this Agreement (collectively, the “Confidential Information”). Notwithstanding anything herein to the contrary, Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure by a TRA Holder or the Agent, (ii) is or becomes available to a TRA Holder, the Agent, or any of their respective Authorized Recipients (as defined below) on a nonconfidential basis from a third-party source, which source, to the knowledge of such TRA Holder or the Agent, as applicable, is not bound by a legal duty of confidentiality to the Corporation in respect of such Confidential Information, or (iii) is independently developed by a TRA Holder, the Agent or their Authorized Recipients. Notwithstanding anything herein to the contrary, a TRA Holder or the Agent may disclose any Confidential Information to (x) any of its representatives, (y) any Affiliates or (z) in the case of a TRA Holder, any bona fide prospective assignee of such TRA Holder’s rights under this Agreement, or prospective merger or other business combination partner of such TRA Holder (the persons in clauses (x), (y) and (z), collectively, the “Authorized Recipients”). If a TRA Holder, the Agent or any of their respective Authorized Recipients is required or requested by law or regulation or any legal or judicial process to disclose any Confidential Information, if disclosure of Confidential Information is required by any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of government with authority over such TRA Holder, Agent or Authorized Recipient, or if disclosure of Confidential Information is required in connection with the tax affairs of such TRA Holder, Agent or Authorized Recipient, such TRA Holder, the Agent or Authorized Recipient, as the case may be, may disclose only such portion of such Confidential Information as may be required or requested without liability hereunder.
Section 7.15   No Similar Agreements.   Neither the Corporation nor any of its Subsidiaries shall enter into any additional agreement providing rights similar to this Agreement to any Person (including any agreement pursuant to which the Corporation is obligated to pay amounts with respect to tax benefits resulting from any net operating losses or other tax attributes to which the Corporation becomes entitled as a result of a transaction) without the prior written consent of the Agent.

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Section 7.16   Change in Law.   Notwithstanding anything herein to the contrary, if, in connection with an actual or proposed change in law, a TRA Holder reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by such TRA Holder upon any Exchange to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for U.S. federal income or applicable state or local Tax purposes or would have other material adverse Tax consequences to the TRA Holder and/or its direct or indirect owners, then at the election of the TRA Holder (with the prior written consent of the Agent) and to the extent specified by the TRA Holder, this Agreement (i) shall cease to have further effect with respect to such TRA Holder, or (ii) shall otherwise be amended in a manner determined by the TRA Holder to waive any benefits to which such TRA Holder would otherwise be entitled under this Agreement, provided that such amendment shall not result in (I) an increase in or acceleration of payments by the Corporation, or (II) a decrease or delay in the amounts payable to other TRA Holders, in each case, under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.
Section 7.17   Agent.
(a)   Appointment.   Without further action of any party hereto or any TRA Holder, and as partial consideration of the benefits conferred by this Agreement, the Agent is hereby irrevocably constituted and appointed to act as the sole representative, agent and attorney-in-fact for the TRA Holders and their successors and assigns with respect to the taking by the Agent of any and all actions and the making of any decisions required or permitted to be taken by the Agent under this Agreement. The power of attorney granted herein is coupled with an interest and is irrevocable and may be delegated by the Agent. No bond shall be required of the Agent, and the Agent shall receive no compensation for its services.
(b)   Expenses.   If at any time the Agent shall incur out-of-pocket expenses in connection with the exercise of its duties hereunder, upon written notice to the Corporation from the Agent of documented costs and expenses (including fees and disbursements of counsel and accountants) incurred by the Agent in connection with the performance of its rights or obligations under this Agreement and the taking of any and all actions in connection therewith, the Corporation shall reduce any future payments (if any) due to the TRA Holders hereunder, proportionately, by the amount of such expenses which it shall instead remit directly to the Agent. In connection with the performance of its rights and obligations under this Agreement and the taking of any and all actions in connection therewith, the Agent shall not be required to expend any of its own funds (though, for the avoidance of doubt, it may do so at any time and from time to time in its sole discretion).
(c)   Limitation on Liability.   The Agent shall not be liable to any TRA Holder for any act of the Agent arising out of or in connection with the acceptance or administration of its duties under this Agreement, except to the extent any liability, loss, damage, penalty, fine, cost or expense is actually incurred by such TRA Holder as a proximate result of the gross negligence, bad faith or willful misconduct of the Agent (it being understood that any act done or omitted pursuant to the advice of legal counsel shall be conclusive evidence of such good faith and reasonable judgment). The Agent shall not be liable for, and shall be indemnified by the TRA Holders (on a several but not joint basis) for, any liability, loss, damage, penalty or fine incurred by the Agent (and any cost or expense incurred by the Agent in connection therewith and herewith and not previously reimbursed pursuant to subsection (b) above) arising out of or in connection with the acceptance or administration of its duties under this Agreement, except to the extent that any such liability, loss, damage, penalty, fine, cost or expense is the proximate result of the gross negligence, bad faith or willful misconduct of the Agent (it being understood that any act done or omitted pursuant to the advice of legal counsel shall be conclusive evidence of such good faith and reasonable judgment); provided, however, in no event shall any TRA Holder be obligated to indemnify the Agent hereunder for any liability, loss, damage, penalty, fine, cost or expense to the extent (and only to the extent) that the aggregate amount of all liabilities, losses, damages, penalties, fines, costs and expenses indemnified by such TRA Holder hereunder is or would be in excess of the aggregate payments under this Agreement actually remitted to such TRA Holder. Each TRA Holder’s receipt of any and all benefits to which such TRA Holder is entitled under this Agreement, if any, is conditioned upon and subject to such TRA Holder’s acceptance of all obligations, including the obligations of this Section 7.17(c), applicable to such TRA Holder under this Agreement.

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(d)   Actions of the Agent.   Any decision, act, consent or instruction of the Agent shall constitute a decision of all TRA Holders and shall be final, binding and conclusive upon each TRA Holder, and the Corporation may rely upon any decision, act, consent or instruction of the Agent as being the decision, act, consent or instruction of each TRA Holder. The Corporation is hereby relieved from any liability to any Person for any acts done by the Corporation in accordance with any such decision, act, consent or instruction of the Agent.
(e)   Approved Assignment.   Each TRA Holder hereby agrees that the Agent may, at any time and in its sole discretion, elect to make an assignment, in whole or in part, of this Agreement to a Person (upon such election, an “Approved Assignment”), and each such TRA Holder will raise no objections against such Approved Assignment, regardless of the consideration (if any) being paid in such Approved Assignment, so long as such Approved Assignment does not materially and adversely impact such TRA Holders in a manner materially disproportionate to the other TRA Holders. Each TRA Holder will take all actions requested by the Agent in connection with the consummation of an Approved Assignment, including the execution of all agreements, documents and instruments in connection therewith requested by the Agent of such TRA Holder. If at any time the Agent becomes unable or unwilling to continue in its capacity as Agent or resigns as Agent without making an Approved Assignment, then in each case the TRA Holders may, by a plurality vote of such Persons ratably in accordance with their respective rights to receive Early Termination Payments under this Agreement, appoint a new representative to replace the then serving Agent. Notice of such appointment must be delivered to the Corporation. Such appointment will be effective upon the later of the date indicated in such notice or the date such notice is received by the Corporation. The Agent may resign upon thirty (30) calendar days’ written notice to the Corporation.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Corporation, the Company, and the Agent have duly executed this Agreement as of the date first written above.

ANNEX G
BRC INC.

2022 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE
The purpose of this BRC Inc. 2022 Omnibus Incentive Plan, as amended from time to time (the “Plan”) is to promote the success of the business of BRC Inc., a Delaware corporation, and its successors by operation of law (the “Company”) for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain, and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. This Plan is effective as of the date set forth in Article XV.
ARTICLE II
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1   “Affiliate” means a corporation or other entity controlled by, controlling, or under control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.
2.2   “Applicable Law” means the requirements relating to the administration of equity-based awards and the related Shares under U.S. state corporate law, U.S. federal and state securities laws, the rules of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws of any jurisdiction where Awards are, or will be, granted under this Plan.
2.3   “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Award, Other Stock-Based Award, or Cash Award. All Awards shall be granted by, confirmed by, and subject to the terms of a written or electronic agreement executed by the Company and the Participant.
2.4   “Award Agreement” means the written or electronic agreement evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of this Plan.
2.5   “Board” means the Board of Directors of the Company.
2.6   “Business Combination Agreement” means that certain Business Combination Agreement, as amended from time to time, by and among Silver Box Engaged Merger Corp I, aDelaware corporation, BRC Inc., a Delaware corporation, SBEA Merger Sub LLC, a Delaware limited liability company, BRCC Blocker Merger Sub LLC, a Delaware limited liability company, Grand Opal Investment Holdings, Inc., a Delaware corporation and Authentic Brands, LLC, a Delaware limited liability company.
2.7   “Cash Award” means an Award granted pursuant to Section 10.3 of this Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.8   “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, the following: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the

Award (or where there is such agreement in effect but it does not define “cause” (or words of like import)), the Participant’s (i) commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) substantial and repeated failure to perform duties as reasonably directed by the person to whom the Participant reports directly or indirectly; (iii) immoral or unlawful conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iv) gross negligence or willful misconduct with respect to the Company or an Affiliate; (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, or ethical misconduct; or (vi) any breach of any non-competition, non-solicitation, no-hire, or confidentiality covenant between the Participant and the Company or an Affiliate; or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement.
2.9   “Change in Control” means and includes each of the following, unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee:
(a)   any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business Combination (as defined below) that does not constitute a Change in Control as defined in Section 2.9(b);
(b)   a merger, reorganization, or consolidation of the Company or in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect Parent) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect Parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.9(a)) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect Parent) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect Parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.8(a)) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;
(c)   during the period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2.8(a) or (b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(d)   a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or disposition.
For purposes of this Section 2.9, acquisitions of securities of the Company by Evan Hafer, any of his affiliates (including any related trust), or any investment vehicle or fund controlled by or managed by, or otherwise affiliated with Evan Hafer, at a time when Evan Hafer and such affiliated entities own twenty five percent (25%) or more of the combined voting power of the outstanding voting securities of the Company, shall not constitute a Change in Control.
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under this Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
2.10   “Change in Control Price” means the highest price per Share paid in any transaction related to a Change in Control of the Company.
2.11   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.
2.12   “Committee” means any committee of the Board duly authorized by the Board to administer this Plan; provided, however, that unless the Committee consists solely of two or more Qualified Members, grants intended to qualify for the exemption under Rule 16b-3 shall be instead approved by the Board or a separate sub-committee of two or more Qualified Members. If no committee is duly authorized by the Board to administer this Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under this Plan. The Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.
2.13   “Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company.
2.14   “Company” means BRC Inc., a Delaware corporation, and its successors by operation of law.
2.15   “Consultant” means any natural person who is an advisor or consultant to the Company or any of its Affiliates. Notwithstanding the foregoing, a person shall be treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
2.16   “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Committee, and the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or any Affiliate.
2.17   “Dividend Equivalents” means a right granted to a Participant under this Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
2.18   “Effective Date” means the effective date of this Plan as defined in Article XV.
2.19   “Eligible Employees” means each employee of the Company or any of its Affiliates. An employee on a leave of absence may be an Eligible Employee.

2.20   “Eligible Individual” means an Eligible Employee, Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.21   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.22   “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open.
2.23   “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.24   “Incentive Stock Option” means any Stock Option that is awarded to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any) under this Plan and that is intended to be, and designated in the Award Agreement as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.25   “Non-Employee Director” means a director or a member of the Board who is not an employee of the Company.
2.26   “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.
2.27   “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Shares.
2.28   “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29   “Participant” means an Eligible Individual to whom an Award has been granted pursuant to this Plan.
2.30   “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.31   “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable.
2.32   “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.33   “Qualified Member” means a member of the Board who is (a) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (b) “independent” under the listing standards or rules of the securities exchange upon which the Common Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.
2.34   “Restricted Stock” means an Award of Shares under this Plan that is subject to restrictions under Article VIII.

2.35   “Restricted Stock Units” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.36   “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.37   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.38   “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.39   “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.40   “Shares” means shares of Common Stock.
2.41   “Stock Appreciation Right” shall mean the right granted pursuant to an Award granted under Article VII.
2.42   “Stock Option” or “Option” means any option to purchase Shares granted to Eligible Individuals granted pursuant to Article VI.
2.43   “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.44   “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.45   “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and its Affiliates. Unless otherwise determined by the Committee, (a) if a Participant’s employment or services with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service with the Company and its Affiliates and (b) a Participant employed by, or performing services for an Affiliate that ceases to be an Affiliate shall also be deemed to have incurred a Termination of Service provided the Participant does not immediately thereafter become an employee of the Company or another Affiliate. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Service” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.
ARTICLE III
ADMINISTRATION
3.1   Authority of the Committee.   This Plan shall be administered by the Committee. Subject to the terms of this Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under this Plan. In particular, the Committee shall have the authority to:
(a)   determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(b)   determine the number of Shares to be covered by each Award granted hereunder;
(c)   determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(d)   determine the amount of cash to be covered by each Award granted hereunder;
(e)   determine whether, to what extent, and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
(f)   determine whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;
(g)   determine whether, to what extent and under what circumstances cash, Shares, or other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;
(h)   modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals;
(i)   determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(j)   determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares; and
(k)   modify, extend, or renew an Award, subject to Article XII and Section 6.3(l).
3.2   Guidelines.   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special rules, sub-plans, guidelines, and provisions for persons who are residing in or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.
3.3   Decisions Final.   Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.
3.4   Procedures.   If the Committee is appointed, the Board shall designate one of the members of the Committee as chairperson and the Committee shall hold meetings, subject to the by-laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by Applicable Law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the by-laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.5   Designation of Consultants/Liability; Delegation of Authority.
(a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by Applicable Law) may grant authority to officers of the Company to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b)   The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant, or agent shall be paid by the Company. The Committee, its members, and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.
(c)   The Committee may delegate any or all of its powers and duties under this Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in this Plan to the “Committee,” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering this Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.
3.6   Indemnification.   To the maximum extent permitted by Applicable Law and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors, or members or former officers, directors, or members may have under Applicable Law or under the by-laws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under this Plan.
ARTICLE IV
SHARE LIMITATION
4.1   Shares.   The aggregate number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed (a) 10% of the aggregate number of fully-diluted Shares and shares of Class B Common Stock that are outstanding as of the Effective Date less (b) the number of Shares that would be issuable upon the conversion of Incentive Units in Authentic Brands, LLC that are outstanding on the Effective Date (subject to any increase or decrease pursuant to this Article IV), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. Initially, a portion of the Shares described in the preceding sentence equal to 4% of the aggregate number of fully-diluted Shares and shares of Class B Common Stock that are outstanding as of the Effective Date shall be reserved exclusively for issuance upon grants of Awards to Evan Hafer (the “Founder Share Pool”). The number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall be (a) increased proportionally to reflect the forfeiture of any Incentive Units in Authentic Brands, LLC outstanding as of the Effective Date and (b) subject to an annual increase on January 1 of each calendar year during the term of this Plan, equal to the lesser of (i) 5% of the aggregate number of Shares and shares of Class B common stock of the Company outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board. The aggregate number of Shares that may be issued or used with respect to any Incentive Stock Option shall not exceed 19,140,130 Shares (subject to any increase or decrease pursuant to Section 4.3). The aggregate value of Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to that Non-Employee Director during the fiscal year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company during the fiscal year, shall not exceed a total value of $750,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes). Notwithstanding anything to the contrary contained herein, Shares subject to an Award under this Plan shall again be made available for issuance or delivery under this Plan if such Shares are (A) Shares tendered in payment of an Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (D) Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the Award related. Without limiting the generality of the foregoing, any Shares reserved under the Founder Share Pool that are again made available for issuance pursuant to the preceding sentence shall be generally available for issuance to Eligible Individual’s under this Plan (and not limited to awards made to Evan Hafer).
4.2   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its Affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in this Plan. Substitute Awards will not count against the overall share limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under this Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under this Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Employees or Non-Employee Directors prior to such acquisition or combination.
4.3   Adjustments.
(a)   The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.
(b)   Subject to the provisions of Section 11.1:
(i)   If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Shares into a greater number of Shares, or combines (by reverse split, combination, or otherwise) its outstanding Shares into a lesser number of Shares, then the respective exercise prices for outstanding Awards that provide for a Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(ii)   Excepting transactions covered by Section 4.3(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under this Plan (including, for the sake of clarity, the Founder Share Pool), (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under this Plan (including as a result of the assumption of this Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(iii)   If there shall occur any change in the capital structure of the Company other than those covered by Section 4.3(b)(i) or 4.3(b)(ii), any conversion, any adjustment, or any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to this Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(iv)   The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Company public filing.
(v)   Any such adjustment determined by the Committee pursuant to this Section 4.3(b) shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors, and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.3(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.3 or in the applicable Award Agreement, a Participant shall have no additional rights under this Plan by reason of any transaction or event described in this Section 4.3.
4.4   Minimum Vesting Period.   Awards under this Plan shall generally be subject to a minimum vesting period (or Restriction Period) of one year from the date of grant (but with permissible pro rata vesting over such period). Notwithstanding the foregoing, such minimum vesting periods shall not apply (i) to awards granted to Non-Employee Directors, (ii) to vesting upon terminations of employment due to involuntary termination, death, disability or retirement, (iii) upon a Change in Control, (iv) to Cash Awards or Substitute Awards and (v) to Awards involving an aggregate number of Shares not in excess of 5% of the total shares authorized for issuance under this Plan.
ARTICLE V
ELIGIBILITY
5.1   General Eligibility.   All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.2   Incentive Stock Options.   Notwithstanding the foregoing, only Eligible Employees who are employees of the Company, its Subsidiaries, or its Parents (if any) are eligible to be granted Incentive Stock

Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.3   General Requirement.   The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant, or Non-Employee Director, as applicable.
ARTICLE VI
STOCK OPTIONS
6.1   Options.   Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2   Grants.   The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may only be granted to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any). The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3   Terms of Options.   Options granted under this Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)   Exercise Price.   The exercise price per Share subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value at the time of grant.
(b)   Stock Option Term.   The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) after the date the Option is granted.
(c)   Exercisability.   Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.3, Stock Options granted under this Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares to be purchased multiplied by the applicable exercise price). The exercise price for the Stock Options may be paid upon such terms and conditions as shall be established by the Committee and set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the exercise price, or that permit the Participant to deliver cash or Shares with a Fair Market Value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of Shares acquired on exercise, all as permitted by Applicable Law. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)   Non-Transferability of Options.   No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.
(f)   Termination by Death or Disability.   Unless otherwise provided in the applicable Award Agreement, or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g)   Involuntary Termination Without Cause.   Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.
(h)   Voluntary Resignation.   Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is voluntary (other than a voluntary termination described in Section 6.3(i) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.
(i)   Termination for Cause.   Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant, if a Participant’s Termination of Service (x) is for Cause or (y) is a voluntary Termination of Service (as provided in Section 6.3(h)) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination of Service.
(j)   Unvested Stock Options.   Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant, Stock Options that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.
(k)   Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary, or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary, or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l)   Modification, Extension and Renewal of Stock Options.   The Committee may (i) modify, extend, or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Article IV), unless such action is approved by the stockholders of the Company.
(m)   Other Terms and Conditions.   The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate.
ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1   Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to the terms and conditions, not inconsistent with this Plan, determined by the Committee, and the following:
(a)   Exercise Price.   The exercise price per Share subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value at the time of grant.
(b)   Term.   The term of each Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
(c)   Exercisability.   Unless otherwise provided by the Committee, Stock Appreciation Rights granted under this Plan shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides that any such right is exercisable subject to certain terms and conditions, the Committee may waive those terms and conditions on the exercisability at any time at or after grant in whole or in part.
(d)   Method of Exercise.   Subject to whatever installment and waiting period provisions applied under Section 7.1(c), Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by given written notice of exercise (which may be electronic) to the Company specifying the number of Stock Appreciation Rights being exercised.
(e)   Payment.   Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one (1) Share on the date that the right is exercised over the exercise price per Share of the Stock Appreciation Right..

(f)   Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and this Plan, upon a Participant’s Termination of Service for any reason, Stock Appreciation Rights may remain exercisable following a Participant’s Termination of Service on the same basis as Stock Options would be exercisable following a Participant’s Termination of Service in accordance with the provisions of Sections 6.3(f) through 6.3(j).
(g)   Non-Transferability.   No Stock Appreciation Rights shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
7.2   Automatic Exercise.   The Committee may include a term or condition in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of the Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the Shares underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4.
ARTICLE VIII
RESTRICTED STOCK; RESTRICTED STOCK UNITS
8.1   Awards of Restricted Stock and Restricted Stock Units.   Shares of Restricted Stock and Restricted Stock Units may be granted alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units shall be made, the number of shares of Restricted Stock or Restricted Stock Units to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in this Plan, including any vesting or forfeiture conditions during the applicable restriction period.
The Committee may condition the grant or vesting of Restricted Stock and Restricted Stock Units upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2   Awards and Certificates.   Restricted Stock and Restricted Stock Units granted under this Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)   Restricted Stock:
(i)   Purchase Price.   The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.
(ii)   Legend.   Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by Applicable Law, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(iii)   Custody.   If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
(iv)   Rights as a Stockholder.   Except as provided in Section 8.3(a) and this Section 8.2(a) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to receive dividends, the right to vote such shares, and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided that the Award Agreement shall specify on what terms and conditions the applicable Participant shall be entitled to dividends payable on the Shares.
(v)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.
(b)   Restricted Stock Units:
(i)   Settlement.   The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practical after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A of the Code.
(ii)   Right as a Stockholder.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until Shares are delivered in settlement of the Restricted Stock Units.
(iii)   Dividend Equivalents.   If the Committee so provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares, and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.
8.3   Restrictions and Conditions.
(a)   Restriction Period.   (i) The Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan or vest in Restricted Stock Units during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Restricted Stock and/or Restricted Stock Units. Restricted Stock Units shall not be transferable by the Participant other than by will or by the laws of descent and distribution and Shares subject to Restricted Stock Units may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable deferral period lapses. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii), and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award or Restricted Stock Unit and/or waive the deferral limitations for all or any part of any Award.
(ii)   If the grant of shares of Restricted Stock or Restricted Stock Units or the lapse of restrictions or vesting schedule is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage applicable to each Participant or class of Participants in the applicable Award Agreement prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), and other similar types of events or circumstances.
(b)   Termination.   Unless otherwise provided in the applicable Award Agreement or determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Service for any reason during the relevant Restriction Period, all Restricted Stock or Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
ARTICLE IX
PERFORMANCE AWARDS
9.1   Performance Awards.   The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under this Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The conditions for grant or vesting and the other provisions of Performance Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement. A Performance Award shall not be transferable by the Participant other than by will or by the laws of descent and distribution and Shares subject to Performance Awards may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, ordeferral period lapses.
ARTICLE X
OTHER STOCK-BASED AND CASH AWARDS
10.1   Other Stock-Based Awards.   The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, and Awards valued by reference to book value of Shares. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.
Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.
10.2   Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article X shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)   Non-Transferability.   Subject to the applicable provisions of the Award Agreement and this Plan, Shares subject to Awards made under this Article X may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.
(b)   Dividends.   Unless otherwise determined by the Committee at the time of the grant of an Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award.
(c)   Vesting.   Any Award under this Article X and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)   Price.   Shares under this Article X may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
10.3   Cash Awards.   The Committee may from time to time grant Cash Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XI
CHANGE IN CONTROL PROVISIONS
11.1   Benefits.   In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:
(a)   Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
(b)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company for an amount of cash equal to the excess (if any) of the Change in Control Price of the Shares covered by such Awards, over the aggregate exercise price of such Awards; provided, however, that if the exercise price of an Option or Stock Appreciation Right exceeds the Change in Control Price, such Award may be cancelled for no consideration.
(c)   The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
(d)   Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension, or termination may not be impaired without the consent of such Participant and, provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (i) increase the aggregate number of Shares that may be issued under this Plan (except by operation of Section 4.1); (ii) change the classification of individuals eligible to receive Awards under this Plan; (iii) reduce the exercise price of any Stock Option or Stock Appreciation Right; (iv) grant a new Stock Option, Stock Appreciation Right, or other Award in substitution for, or upon the cancellation of, any previously granted Stock Option or Stock Appreciation Right that has the effect of reducing the exercise price thereof; (v) exchange any Stock Option or Stock Appreciation Right for Common Stock, cash, or other consideration when the exercise price per Share under such Stock Option or Stock Appreciation Right exceeds the Fair Market Value of a Share; or (vi) take any other action that would be considered a “repricing” of a Stock Option or Stock Appreciation Right under the applicable listing standards of the national exchange on which the Common Stock is listed (if any). Notwithstanding anything herein to the contrary, the Board or the Committee may amend this Plan or any Award Agreement at any time without a Participant’s consent to comply with Applicable Law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIII
UNFUNDED STATUS OF PLAN
This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIV
GENERAL PROVISIONS
14.1   Legend.   The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, and any Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.
14.2   Other Plans.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
14.3   No Right to Employment/Directorship/Consultancy.   Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy, or directorship at any time.
14.4   Withholding of Taxes.   A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability; (c) withholding payment from any amounts otherwise payable to the Participant, or (d) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.
14.5   Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.
14.6   No Assignment of Benefits.   No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
14.7   Clawback Provisions.   All Awards (including any proceeds, gains, or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company clawback policy, including any claw-back policy adopted to comply with Applicable Law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such clawback policy or the Award Agreement.
14.8   Listing and Other Conditions.
(a)   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected.
(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under Applicable Law, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)   Upon termination of any period of suspension under this Section 14.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)   A Participant shall be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent, or approval the Company deems necessary or appropriate.

14.9   Governing Law.   This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
14.10   Construction.   Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
14.11   Other Benefits.   No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.12   Costs.   The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Shares pursuant to Awards hereunder.
14.13   No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.14   Death/Disability.   The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.
14.15   Section 16(b) of the Exchange Act.   It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 14.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.16   Deferral of Awards.   The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.
14.17   Section 409A of the Code.   This Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in this Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
14.18   Successor and Assigns.   This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator, or trustee of such estate.
14.19   Severability of Provisions.   If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.
14.20   Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
ARTICLE XV
EFFECTIVE DATE OF PLAN
This Plan shall become effective upon the Closing (as defined in the Business Combination Agreement), subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XVI
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after the tenth (10th) anniversary of the earlier of the date that this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

ANNEX H
BRC INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
PURPOSE
The BRC Inc. 2022 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) is intended to assist Eligible Employees of BRC Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company. Initially, the Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. From and after such date as the Committee, in its sole discretion, determines that the Plan is able to satisfy the requirements under Section 423 of the Code and that it will operate the Plan in accordance with such requirements (such date, the “Section 423 Effective Date”), the Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and will be operated and construed accordingly. Except as specifically provided herein, and unless the Plan is amended pursuant to Article IX, the operative terms of the Plan as in effect on the Effective Date will remain the same on and after the Section 423 Effective Date.
ARTICLE II
DEFINITIONS AND CONSTRUCTION
For purposes of the Plan, the following terms shall have the following meanings:
2.1   “Administrator” means the entity that conducts the general administration of the Plan as provided in Article XI. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article XI.
2.2   “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.
2.3   “Board” means the Board of Directors of the Company.
2.4   “Business Combination Agreement” means that certain Business Combination Agreement, as amended from time to time, by and among SilverBox Engaged Merger Corp I, a Delaware corporation, BRC Inc., a Delaware corporation, SBEA Merger Sub LLC, a Delaware limited liability company, BRCC Blocker Merger Sub LLC, a Delaware limited liability company, Grand Opal Investment Holdings, Inc., a Delaware corporation, and Authentic Brands, LLC, a Delaware limited liability company.
2.5   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
2.6   “Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company and such other securities of the Company that may be substituted therefor pursuant to Article VIII.
2.7   “Company” means BRC Inc., a Delaware corporation.
2.8   “Compensation” means the gross base salary or wages received by an Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including prior week adjustment and overtime payments but excluding vacation pay, holiday pay, jury duty pay, funeral leave pay, military leave pay, commissions, incentive compensation, one-time bonuses (e.g., retention or sign-on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for such Eligible Employee’s benefit under any employee benefit plan now or hereafter established. The Administrator may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering Period prior to the commencement of such Offering Period.
2.9   “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.3(b).
2.10   “Effective Date” means the date of the closing of the transactions contemplated by the Business Combination Agreement.
2.11   “Eligible Employee” means an Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; provided, however, that the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if such Employee meets certain criteria and following the Section 423 Effective Date such criteria shall be limited to: (a) such Employee is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or is such a “highly compensated employee” (i) with compensation above a specified level, (ii) who is an officer and/or (iii) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (b) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), (c) such Employee is customarily scheduled to work less than twenty (20) hours per week, (d) such Employee’s customary employment is for less than five (5) months in any calendar year and/or (e) such Employee is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or the Option to violate the requirements of Section 423 of the Code; provided that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner under each Offering Period to all Employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulations § 1.423-2(e).
2.12   “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. An Employee does not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.
2.13   “Enrollment Date” means the first day of each Offering Period (or, with respect to the Initial Offering Period, such date set forth in the Offering Document approved by the Administrator with respect to the Initial Offering Period).
2.14   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.15   “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code as of any date and except as provided below, the last sales price reported for the

Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code.
2.16   “Grant Date” means the first Trading Day of an Offering Period (or, with respect to the Initial Offering Period, such date set forth in the Offering Document approved by the Administrator with respect to the Initial Offering Period).
2.17   “Initial Offering Period” shall mean the period commencing on the Effective Date and ending the date set forth in the Offering Document approved by the Administrator with respect to the Initial Offering Period.
2.18   “Offering Document” shall have the meaning given to such term in Section 4.1.
2.19   “Offering Period” shall have the meaning given to such term in Section 4.1.
2.20   “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.21   “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.
2.22   “Plan” means this BRC Inc. 2022 Employee Stock Purchase Plan, as it may be amended from time to time.
2.23   “Purchase Date” means the last Trading Day of each Purchase Period.
2.24   “Purchase Period” shall refer to one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.
2.25   “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Grant Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Grant Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.
2.26   “Section 423” means Section 423 of the Code.
2.27   “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.28   “Share” means a share of Common Stock.
2.29   “Subsidiary” means (i) on and after the Section 423 Effective Date, any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary or (ii) prior to the Section 423 Effective Date, in addition to the entities in clause (i), “Subsidiary” may also include a subsidiary of the Company that would be described in the first sentence of Treasury Regulation Section 1.409A-1(b)(5)(iii)(E)(1).
2.30   “Trading Day” means a day on which national stock exchanges in the United States are open for trading.
ARTICLE III
SHARES SUBJECT TO THE PLAN
3.1   Number of Shares.   Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 2% of the aggregate number of fully-diluted Shares and shares of Class B Common Stock that are outstanding as of the Effective Date. In addition to the foregoing, subject to Article VIII, the number of Shares that may be issued pursuant to rights granted under the Plan shall be subject to an annual increase on January 1 of each calendar year during the term of the Plan, equal to the lesser of (a) 1% of the aggregate number of Shares and shares of Class B common stock of the Company outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as is determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Plan shall not exceed an aggregate of 22,986,156 Shares, subject to Article VIII.
3.2   Stock Distributed.   Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.
ARTICLE IV
OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES
4.1   Offering Periods.   The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offering Periods under the Plan need not be identical.
4.2   Offering Documents.   Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
(a)
the length of the Offering Period, which period shall not exceed twenty-seven months;

(b)
the length of the Purchase Period(s) within the Offering Period;

(c)
the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 5,000 Shares;

(d)
in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of shares which may be purchased by any Eligible Employee during each Purchase Period, which, in the absence of a contrary designation by the Administrator, shall be 10,000 Shares; and

(e)
such other provisions as the Administrator determines are appropriate, including, without limitation, a maximum number of shares that may be purchased by all Participants during an Offering Period, subject to the provisions of the Plan.

ARTICLE V
ELIGIBILITY AND PARTICIPATION
5.1   Eligibility.   Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, on or after the Section 423 Effective Date, the limitations imposed by Section 423(b) of the Code.
5.2   Enrollment in Plan.
(a)   Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement (including an electronic form) to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(b)   Each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan or, if permitted by the Administrator, contributions to be made by such Eligible Employee. The designated percentage may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 15% in the absence of any such designation). The payroll deductions or, if permitted by the Administrator, contributions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)   A Participant may decrease (but not increase) the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, or, if permitted by the Administrator, contributions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections or, if permitted by the Administrator, contributions, during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections or, if permitted by the Administrator, contributions, during each Offering Period). Any such change or suspension of payroll deductions, or, if permitted by the Administrator, contributions, shall be effective with the first full payroll period that is at least five business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions or contributions, such Participant’s cumulative payroll deductions or contributions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII.
(d)   Except as set forth in Section 5.8, as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
5.3   Payroll Deductions.   Except as otherwise provided in the applicable Offering Document or Section 5.8, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.
5.4   Effect of Enrollment.   A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

5.5   Limitation on Purchase of Common Stock.   An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the time which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code. For the avoidance of doubt, this limitation shall apply to rights granted both before and after the Section 423 Effective Date.
5.6   Decrease or Suspension of Payroll Deductions or Contributions.   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions or contributions may be suspended or discontinued by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
5.7   Foreign Employees.   In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
5.8   Leave of Absence.   During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.
ARTICLE VI
GRANT AND EXERCISE OF RIGHTS
6.1   Grant of Rights.   On the Grant Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions or permitted contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) last day of the Offering Period and (z) the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.
6.2   Exercise of Rights.   On each Purchase Date, each Participant’s accumulated payroll deductions or permitted contributions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and returned to the Participant in one lump sum payment in a subsequent payroll check as soon as practicable after the Exercise Date. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3   Pro Rata Allocation of Shares.   If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
6.4   Withholding.   At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.
6.5   Conditions to Issuance of Common Stock.   The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a)
The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(b)
The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)
The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)
The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e)
The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

6.6   Holding Period.   The Administrator may provide in an Offering Document that Shares acquired pursuant to this Plan will be subject to a minimum holding period following the applicable Purchase Date, during which the Participant shall not be permitted to sell or otherwise transfer the Shares.
ARTICLE VII
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1   Withdrawal.   A Participant may withdraw all but not less than all of the payroll deductions or contributions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one week prior to the end of the Offering Period (or such shorter or longer period specified by the Administrator in the Offering Document). All of the Participant’s payroll deductions credited to his or her account or contributions made by the Participant during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made or contributions accepted for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new subscription agreement.
7.2   Future Participation.   A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.3   Cessation of Eligibility.   Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account or contributions made by such Participant during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.
ARTICLE VIII
ADJUSTMENTS UPON CHANGES IN STOCK
8.1   Changes in Capitalization.   Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2   Other Adjustments.   Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any change in control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(a)
To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b)
To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c)
To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d)
To provide that Participants’ accumulated payroll deductions or contributions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

(e)
To provide that all outstanding rights shall terminate without being exercised.

8.3   No Adjustment Under Certain Circumstances.   No adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
8.4   No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.
ARTICLE IX
AMENDMENT, MODIFICATION AND TERMINATION
9.1   Amendment, Modification and Termination.   The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) following the Section 423 Effective Date, change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.
9.2   Certain Changes to Plan.   Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.
9.3   Actions In the Event of Unfavorable Financial Accounting Consequences.   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)
altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b)
shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c)
allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
9.4   Payments Upon Termination of Plan.   Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.
ARTICLE X
TERM OF PLAN
The Plan shall be effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No right may be granted under the Plan after the tenth anniversary of the date of the initial adoption of the Plan by the Board, unless sooner terminated under Section 9.1 hereof. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE XI
ADMINISTRATION
11.1   Administrator.   Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”). The Board may at any time vest in the Board any authority or duties for administration of the Plan.
11.2   Action by the Administrator.   Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.3   Authority of Administrator.   The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a)
To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

(b)
To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(c)
To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(d)
To amend, suspend or terminate the Plan as provided in Article IX.

(e)
Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries.

11.4   Decisions Binding.   The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE XII
MISCELLANEOUS
12.1   Restriction upon Assignment.   A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2   Rights as a Stockholder.   With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
12.3   Interest.   No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.
12.4   Section 409A.   Prior to the Section 423 Effective Date, the Plan and all rights hereunder are intended to be exempt from Section 409A of the Code as “short-term deferrals” within the meaning of Treasury Regulation Section 1.409A-1(b)(4), and following the Section 423 Effective Date, as “statutory stock options” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(ii), and the Plan will be interpreted and administered accordingly. Notwithstanding anything to the contrary in the Plan, none of the Company, any of its affiliates, the Administrator, or any Person acting on behalf of the Company, any of its affiliates or the Administrator, will be liable to any Participant or other Person by reason of any acceleration of income, any additional tax, or any other tax or liability asserted by reason of the failure of the Plan to be exempt from or satisfy the requirements of Section 409A of the Code.
12.5   Designation of Beneficiary.
(a)   A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)   Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
12.6   Notices.   All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.7   Equal Rights and Privileges.   Following the Section 423 Effective Date and subject to Section 5.7, (i) all Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and (ii) any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.8   Use of Funds.   All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions.
12.9   Reports.   Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions or contributions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
12.10   No Employment Rights.   Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.11   Notice of Disposition of Shares.   With respect to shares acquired pursuant to rights granted under the Plan following the Section 423 Effective Date, each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of such right if such disposition or transfer is made: (a) within two years from the Grant Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
12.12   Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.13   Electronic Forms.   To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailSILVERBOX ENGAGED MERGER CORP IYour Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 2, 2022.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend: https://www.cstproxy.com/ silverboxengagedi/2022MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED SILVERBOX ENGAGED MERGER CORP INOTICE OF SPECIAL MEETING TO BE HELD ON FEBRUARY 3, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned appoints Stephen Kadenacy and Daniel Esters, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SilverBox Engaged Merger Corp I held of record by the undersigned at the close of business on January 3, 2022 at the Special Meeting of Stockholders of SilverBox Engaged Merger Corp I to be held virtually at: https://www.cstproxy.com/silverboxengagedi/2022 on February 3, 2022, at 10:00 a.m., Eastern Time or at any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement/prospectus and revokes all prior proxies for said meeting.The special meeting can be accessed by visiting https://www.cstproxy.com/silverboxengagedcorpi/2022, where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will only be able to access the special meeting by means of remote communication. The undersigned will need the control number located on this proxy card to join the special meeting via the virtual meeting platform. If there is no control number attached to this proxy card or there are any questions regarding the special meeting and how to access it, please contact the Continental Stock Transfer &Trust Company, the Transfer Agent.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY REVOKES ALL OTHER PROXIES GIVEN BY THE UNDERSIGNED.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued, and to be marked, dated and signed, on the other side)Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders The Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus are available at: https://www.cstproxy.com/silverboxengagedi/2022.The proxy statement/prospectus contains important information regarding each of the proposals listed below.You are encouraged to read the proxy statement/prospectus carefully.XPROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.Please mark your votes like this(1)Proposal No. 1 — The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Business Com-FOR AGAINST ABSTAIN(iv)Proposal No. 2D — to approve all other changes in connection with the replacement of the Existing Organizational Documents ofFOR AGAINST ABSTAINbination Agreement, dated as of November 2, 2021 (as may be amend- ed from time to time, the “Business Combination Agreement”), by and among SilverBox Engaged Merger Corp I (“SilverBox), BRC Inc. (“Pub- Co”), SBEA Merger Sub LLC (“Merger Sub 1”), BRCC Blocker Merger Sub LLC, Authentic Brands LLC and Grand Opal Investment Holdings, Inc. The Business Combination Agreement provides for, among otherSilverBox with the Proposed Organizational Documents of PubCo, including, among other things, changing from a blank check compa- ny seeking a business combination within a certain period (as pro- vided in the Existing Organizational Documents), to a public benefit corporation having perpetual existence (as provided in the Proposed Charter); andthings, the merger of SilverBox with and into Merger Sub 1, with Merger Sub 1 surviving the merger as a wholly owned subsidiary of PubCo, in accordance with the terms and subject to the conditions of the Business(v)Proposal No. 2E — to provide for a classified board of directors and direct that board vacan- cies be filled by the majority of directors then inFOR AGAINST ABSTAINCombination Agreement;(2)Proposal No. 2 — The Organizational Document Proposals —office, unless specified otherwise in the Investor Rights Agreement; or the Proposed Bylaws;To consider and vote upon an amendment and restatement of SilverBox’s current Amended and Restated Certificate of Incorporation (the “Existing Charter”), and the following material differences between(3)Proposal No. 3 — The Stock Issuance Proposal — To consider and vote upon a propos- al to approve and adopt, for purposes of comply-FOR AGAINST ABSTAINthe proposed Amended and Restated Certificate of Incorporation ofPubCo, a copy of which is attached to this proxy statement/prospectus as Annex C (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of PubCo, (the “Proposed Bylaws”), theing with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of shares of SilverBox Class C Common Stock to certain investors;“Proposed Organizational Documents”) and the Existing Charter and the Amended and Restated Bylaws of SilverBox (the “Existing Organi- zational Documents”) :(4)Proposal No. 4 — The Omnibus IncentivePlan Proposal — To consider and vote upon a proposal to approve the adoption of the Omnibus Incentive Plan;FOR AGAINST ABSTAIN(i)Proposal No. 2A — to approve an amend-ment and restatement of the Existing Charter providing for the creation of 35,000,000 autho-FOR AGAINST ABSTAIN(5)Proposal No. 5 — The Employee StockPurchase Plan Proposal — To consider and vote upon a proposal to approve the adoption ofFOR AGAINST ABSTAIN rized shares of Class C Common Stock of SilverBox (the “SilverBoxClass C Common Stock”) for purposes of issuance to certain inves- tors;the Employee Stock Purchase Plan; and(6)Proposal No. 6 — The AdjournmentFOR AGAINST ABSTAIN(ii)Proposal No. 2B — to approve the provision in the Proposed Charter changing the authorized capital stock of 111,000,000 shares,FOR AGAINST ABSTAINProposal — To consider and vote upon a propos-al to adjourn the special meeting of SilverBox’sstockholders to a later date or dates, if necessary, to permit furtherconsisting of 100,000,000 shares of Class A Common Stock, par val- ue $0.0001 per share, 10,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 1,500,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 2,802,500,000 shares, consisting of 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share, 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, 150,000,000 shares of Class C Common Stock, par value $0.0001 per shares, which shall be divided into 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share (such common stock collectively, the “Pubco Common Stock”), and 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share;solicitation and vote of proxies if, based upon the tabulated vote at thetime of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote at such special meeting.(iii)Proposal No. 2C — to approve the provision in the Proposed Charter pursuant to which: (a) the affirmative vote of the holdersFOR AGAINST ABSTAINof at least 66-2/3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to, among other matters: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not be governed by Section 203 of the DGCL and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter; and (b) the affirmative vote of at least 80% of the total voting power of all then outstanding shares of PubCo Common Stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities;CONTROL NUMBERSignature
Signature, if held jointly Date , 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.